UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08690

MassMutual Premier Funds

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111

(Address of principal executive offices) (Zip code)

Eric Wietsma 1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 10/31/10

Date of reporting period: 10/31/10

Item 1.	Reports to Stockholders.

MassMutual Premier Funds

Annual Report

October 31, 2010

MassMutual

Financial Group®

We’ll help you get there®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders

To Our Shareholders

Eric Wietsma

“The market environment we have witnessed over the previous 12 months should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term.”

October 31, 2010

Equity markets advance despite remaining economic challenges

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the one-year period ended October 31, 2010. These 12 months were interesting for retirement investors – as many things were not as clear-cut as they might have appeared. For example, equity markets worldwide advanced during this period (some in the double digits), yet volatility continued to be high. Investors in the U.S. and abroad repeatedly demonstrated how connected we all are to the global economy in this modern era, driving U.S. and foreign markets up and down in reaction to the latest news events and economic data from around the world. Despite generally improving market conditions, economic challenges remained for most of the countries where markets advanced.

The market environment we have witnessed over the previous 12 months should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term. MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.

Keep these basic ideas in mind

•

Retirement investing is different. Investing for retirement is not like saving or investing for short-term needs, such as a vacation or a new car. The longer time that many retirement investors have to invest may give them an advantage over individuals with a shorter time frame to work with.

•

Invest regularly and boost your contribution rate. Contributing to your retirement account on a regular basis can help you to buy more shares or units of an investment when its price is lower and fewer shares or units when its price is higher.* In addition, boosting your contribution rate periodically (even by a small amount), over time, may help you increase the amount of money in your account as retirement approaches.

•

Choose investments that work for you and monitor your account regularly. No one knows your financial goals and objectives better than you. So be sure to select the stock, bond and short-term/money market investments that you feel will help you reach your goals. One of the greatest advantages you have when you diversify your investment choices is that these three distinct investment types tend to behave differently under various economic conditions. Consequently, many financial professionals hold the view that individuals can help reduce their risk of over-exposure to one or two poorly performing investment types by diversifying across multiple types.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Continued)

Keep your eye on your future

We believe doing business with MassMutual is the sign of a good decision – as is focusing on the long term when it comes to retirement investing. Remember that short-term changes in the markets don’t necessarily have to result in a long-term impact on your retirement account, if you monitor and maintain your personal investment plan regularly. If you work with a financial professional, you may wish to consider contacting him or her to help you evaluate and fine-tune your overall investment strategy to help ensure that you are on the right path toward your long-term investment objectives.

As always, thank you for your confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 11/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Review

October 31, 2010

A challenging year, with nascent signs of recovery

The turnaround in the financial markets that began in March 2009 continued during the year ended October 31, 2010, although there were numerous – and some significant – bumps along the way. The stock market in the United States was largely positive throughout the time frame, despite notable periods of underperformance. Foreign equity markets also overcame difficulties and did well overall. Many of the debt-related problems that had plagued some of the more highly leveraged countries in the euro zone (particularly Greece and Ireland) underwent short-term resolution through government intervention, but European debt issues continued to hinder the investing environment as the period ended.

The U.S. dollar remained strong throughout much of the year, although late in the period investor fears over the Federal Reserve’s (the “Fed”) anticipated purchase of U.S. Treasury bonds caused the dollar to weaken – against the backdrop of a run-up in commodity (specifically, gold and oil) prices, which commonly occurs when the dollar declines in value.

Certain economic indicators remained troubling during the period. For example, unemployment remained quite high, although there were some reasons for optimism in certain data releases. The Fed kept interest rates low, holding the federal funds rate at 0.0% to 0.25%, in its continued focus on stimulating the sluggish economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

Key pieces of legislation passed in the year included health care reform, which did not have much of an immediate impact on the markets, and financial reform, which resulted in a short-term market reaction – and potential longer-term implications.

The impact of the 2009 economic stimulus ebbed, including the expiration of the tax credit for first-time home buyers. Economic indicators seemed to show more bad news than good at certain points, and many investors worried about a possible double-dip recession. In September, the National Bureau of Economic Research (“NBER”) issued a statement identifying June 2009 as the end of the recession that had begun in December 2007 – a conclusion that has been widely disputed by investors, since so many economic difficulties have remained unresolved.

Market performance

Both bonds and equities advanced for the 12-month period ended October 31, 2010, although stocks generally outperformed bonds. The Dow Jones Industrial AverageSM (the “Dow”), a popular measure of blue-chip stock performance, advanced 14.47%. In a similar fashion, the S&P 500® Index (the “S&P 500”), a measure of large-cap stock performance in the U.S., returned 16.52%. The small-cap Russell 2000® Index outpaced both of the aforementioned indexes, with a return of 26.58% for the period. The barometer for technology stocks, the NASDAQ Composite® Index (“NASDAQ”), also posted an impressive 22.61% return for the period. Worldwide equity markets had similar performance stories. The MSCI® EAFE® Index, a benchmark for foreign stocks in developed markets, advanced 8.36%. The clear foreign market winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced 23.56%.

Fixed-income investments tended to trail their equity counterparts during the 12 months, with one notable exception. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 8.01%. Treasury bills advanced only slightly – as measured by the Citigroup 3-Month Treasury Bill Index, which gained just 0.12%. The outstanding performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 19.35%. Conversely, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned a meager 2.64%.*

A strong start to the fiscal year

Equity markets advanced in the last two months of 2009. Home sales were strong as the year came to a close – thanks in large part to the impact of the Home Buyer Tax Credit enacted by the Obama administration as an economic stimulus measure earlier in the year. A report citing the smallest monthly number of jobs lost in nearly two years represented a bright spot in

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Review (Continued)

unemployment data in early December 2009. Unemployment went from 10.2% down to 10.0%, and temporary employment gained for the fourth straight month. Many economists view an uptick in temporary hiring as a signal of generally improving labor market conditions, as cautious firms start with temporary workers before transitioning to full-time employees (although a traditional increase in retailers’ need for temporary workers during the holiday season likely helped give the measure a boost).

The third-quarter Gross Domestic Product (“GDP”) estimate was revised to a lower level twice late in the year, from 3.5% to 2.8%, and finally to 2.2%. (GDP measures the value of all final goods and services produced in the United States.) Those revisions may have reduced the market’s momentum somewhat from mid-November through the end of 2009.

First quarter of 2010 presents mixed financial news

Despite struggling in January and into the early part of February, the U.S. stock market turned in another solid performance during the first three months of 2010. In the bond market, yields of U.S. Treasury securities were lower, and prices higher, for most of the first quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Concerns over the sovereign debt problems of Greece, Portugal, Italy, Ireland and Spain hindered U.S. and foreign stock performance early in the quarter, but efforts by the European Union to find a sustainable solution helped the markets rally in February and March. These debt concerns increased the attractiveness of the U.S. dollar, which rose against the euro and other key foreign currencies.

Financial news for the quarter was decidedly mixed. On the positive side, the final estimate for fourth-quarter GDP came in at a healthy 5.6%, and fourth-quarter corporate earnings benefited from aggressive cost-cutting and favorable comparisons with the weak fourth quarter of 2008. Unemployment, at 9.7% for February, remained stubbornly high, and the residential real estate market remained hampered by a large supply of homes for sale, weak demand and widespread borrower defaults. On the bright side, U.S. corporate earnings reports were strong, with few exceptions.

Second quarter of 2010 marred by stock market downturn, mixed economic indicators

U.S. and foreign stock markets pulled back sharply during the second quarter of 2010 – after a vigorous rally that had lasted more than 13 months. This selloff was largely due to deepening fears about the European debt crisis as well as growing concerns about a possible double-dip recession in the United States. The April 20 explosion of the BP-licensed Deepwater Horizon oil-drilling rig and the resulting oil spill contributed to the uncertainty of the economic environment and held the media’s attention until the spill was stopped and the well capped later in the summer. May was especially challenging, with most of the major indexes giving up substantial ground. May 6 was particularly memorable, when the Dow, down more than 300 points already for the day, dropped more than 600 additional points and recovered most of the additional loss in about 20 minutes in what was subsequently termed a “flash crash” by market pundits (due to the market’s quick descent and recovery). The flash crash set a Dow record for the largest-ever intraday decline: almost 1,000 points.

During this period, bonds responded well to signs that the U.S. economy might be facing slower growth than previously expected. Treasury yields dropped sharply and prices posted healthy advances, with the largest gains occurring in longer maturities. The U.S. dollar continued to appreciate, and emerging markets equities suffered shallower declines than most developed markets. Economic data releases pointed to a still-expanding, but fragile, U.S. economy. In June, the third and final estimate of GDP growth for the first quarter was revised downward to 2.7% from 3.0%. Also noteworthy was the unemployment rate, which remained at 9.7%.

Third quarter of 2010: Stocks rebound; recession officially ‘ends’

U.S. stocks delivered solid gains in the third quarter of 2010, although the up-down-up pattern of the major indexes left many investors perplexed. Solid second-quarter earnings and economic reports that were not as bad as expected helped fuel the advance. Bond prices rose, and yields of U.S. Treasury securities continued the precipitous decline that began in April, taking the yield of the bellwether 10-year note from 2.97% at the end of the second quarter down to 2.53% at the end of the third quarter. The yield of the 10-year note is an important factor in determining mortgage rates, so the historically low rates drove significant mortgage refinancing activity.

MassMutual Premier Funds – Economic and Market Review (Continued)

The U.S. economy had expanded in the second quarter of 2010, but at a slower pace than in the first quarter, so the Commerce Department’s final estimate of second-quarter GDP released in the third quarter was a tepid 1.7% on an annualized basis. The third quarter’s most recent report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6%. Concern about the euro zone’s sovereign debt crisis eased further, as Spain’s issuance of 6 billion euros of debt at the beginning of July met strong demand and offered better-than-expected pricing. The U.S. dollar weakened against most key developed-market currencies. Finally, in September, the NBER made its controversial pronouncement about the June 2009 end to the Great Recession.

October 2010: Signs of recovery continue

The stock market continued its progress in the month of October. In the bond market, yield momentum continued to trend slightly higher, although there was only modest change for the month. Also, in commodity markets, crude oil finished the month at nearly $82 per barrel and gold continued to trade higher, setting another record high and ending the month at approximately $1,360 per ounce.

October’s economic indicators continued to push the markets into positive territory, despite mixed third-quarter earnings and continued unemployment concerns. Consumer sentiment, consumer spending, factory orders and new home sales all increased in the month. In an important development, just after the close of the fiscal year, on November 3, 2010, the Fed’s announcement of its intention to purchase $600 billion dollars’ worth of U.S. Treasury bonds over a period of several months was met by widespread skepticism. The Fed’s move is intended to stimulate economic recovery in the U.S. – and to help lower mortgage rates and interest rates for businesses.

While numerous economic challenges – such as high unemployment levels and falling consumer confidence levels – remain, certain events that occurred during the fiscal year point to an economy that seems to be on the road to recovery. Although it is impossible to predict the direction that the economy and the investment markets will take in the coming months, the cyclical nature of the markets remains a fact of investment life, despite whatever economic challenges we may face at any given time.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 11/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Money Market Fund, and who is the Fund’s subadviser?

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 0.00%, trailing the 0.12% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Class S shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Over the past 12 months, the Fund’s absolute performance was adversely affected by continued low nominal yields driven by the Federal Reserve’s (the “Fed”) response to the sluggish pace of the economic recovery. In the face of the current low interest rate environment, our strategy has been to purchase shorter-dated commercial paper, except in cases where we have perceived rewards for positioning the portfolio in longer-dated investments. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.) As a result, the portfolio’s weighted average maturity (“WAM”) declined slightly over the past year. This decline was driven in part by the SEC’s new 2a-7 rules requiring more liquidity – and in part by the market’s perception late in 2009 of a rate hike (predicted to occur in the second half of 2010) that never materialized. As the economy sputtered, the potential rate hike turned into a second round of quantitative easing (“QE”). As the likelihood of QE became an almost certainty late in the third quarter of 2010, the Fund began in October to extend its WAM by several days in an effort to lock in more attractive yields.

As the period came to a close, short-term rates remained in line with levels of one year ago, with 1-month LIBOR at 0.25% (same as one year ago) and 3-month LIBOR at 0.29% (compared to 0.28% one year ago). LIBOR (London Interbank Offered Rate) is an interest rate used in the short-term international interbank market.

Notwithstanding this apparent stability, short-term rates spiked briefly during the second quarter of 2010, peaking at 0.35% and 0.54%, respectively. The early 2010 outlook anticipated a federal funds rate hike in the latter half of the year, but as the economic recovery became more anemic, the consensus outlook shifted towards potential rate increases occurring in 2012 or beyond. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

The second quarter of 2010 witnessed the advent of the SEC-amended Rule 2a-7, which required money market vehicles to migrate toward shorter weighted average maturities, increased liquidity and various rules designed to increase transparency from money market funds. The new liquidity rules increased demand for very short paper (1-7 days), forcing rates slightly lower. This had a negative impact on the portfolio, as securities the Fund purchased during the second quarter (when rates were higher) matured and were replaced by lower-yielding securities.

Subadviser outlook

As the fiscal year came to a close, non-financial commercial paper supply was up 32% for 2010 thus far and was expected to increase in line with an expanding economy and the return of shareholder-friendly activities, such as share buybacks and an acceleration of merger and acquisition activity. The second round of quantitative easing was announced and commenced. We do not expect this program to have a material effect on market technicals in the near term. We will continue to lengthen the Fund’s average maturity into the fourth quarter of 2010, within the guidelines set forth in the amended 2a-7 rules, as the market’s rate hike concerns for 2011 have dissipated. We will also look to take advantage of higher rates for securities maturing after year-end 2010.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

MassMutual Premier Money Market Fund Asset Allocation (% of Net Assets) on 10/31/10 (Unaudited)

Commercial Paper	82.5%
Discount Notes	10.4%
U.S. Treasury Bills	9.0%
Time Deposits	0.0%

Total Short-Term Investments	101.9%
Other Assets and Liabilities	(1.9)%

Net Assets	100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class S, Class A, Class Y and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class S	0.00%	2.46%	2.26%
Class A	0.00%	2.24%	1.93%
Class Y	0.00%	2.38%	2.17%
Citigroup 3-Month Treasury Bill Index	0.12%	2.42%	2.36%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 6.10%, substantially outperforming the 2.64% return of the Barclays Capital U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Allocations to non-government sectors, such as corporate, securitized, agency and high-yield securities, were a contributing factor to the Fund’s outperformance versus the benchmark. Corporate bond exposure was the primary driver of performance over the last 12 months. Corporate bond spreads continued to tighten during the period, with the exception of the May-June period, which saw corporate bond spreads widen due to the sovereign debt crisis. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.) Within the corporate sector, lower-quality assets (BBB and BB) outperformed higher-quality assets (AAA and AA), although the latter still added value.

Interest rates also played a role in the Fund’s outperformance of the benchmark, as the plunge in U.S. interest rates during the trailing 12 months drove total rates of return. Treasuries have been positive performers throughout 2010 thus far, with yields declining across the board despite continued large Treasury issuance. During the third quarter of 2010, declining yields accelerated with the Federal Reserve’s (the “Fed”) announcement to repurchase Treasuries using receipts from paydowns from the central bank’s earlier purchase of mortgage-backed securities (MBS).

Throughout much of 2010, securitized products also exhibited strong performance, with commercial mortgage-backed securities (“CMBS”) representing the best performer in this sector. The Fund rotated opportunistically among mortgage pass-throughs, taking advantage of tactical trading opportunities when appropriate. Detractors from performance included certain of our yield-curve strategies, an underweight position in Treasuries, relative to the benchmark, and our allocation to the CMBS sector. (The yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years.)

The Fund uses derivative instruments on occasion for yield-curve, duration and downside risk management. (Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.) During the past year, The Fund used derivatives for downside risk protection but not in connection with the Fund’s yield curve or duration management. We implemented a CMBX short position, using a derivative designed to protect against downside risk in CMBS securities, to offset our position in higher-quality, older CMBS securities and to protect against what we viewed as negative fundamentals in this sector. The CMBS market continued to rally during the 12-month period, which led the CMBX derivative position to have a negative impact on performance. In addition, a derivative position implemented to benefit from a flattening of the yield curve had a net negative impact on the portfolio, as short-term rates continued to fall throughout the period.

Subadviser outlook

We remain concerned about the tepid pace of the economic recovery. While global economies have improved slightly, unemployment remains stubbornly high and inflation low. Although the Fed has adopted a hawkish tone with respect to the below-target rate of inflation, the market appears to have fully built in expectations for additional quantitative easing.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Going forward, the Fund will maintain credit exposures and trade opportunistically to rotate among sectors and credits. We plan to take advantage of continued credit spread tightening to lighten up our corporate credit exposure in favor of Treasuries. We will remain focused on duration management in light of the large yield-curve changes of the third quarter of 2010.

Our view is that Treasuries will exhibit weak performance over the next few years. We are in an environment of uncertain tax receipts, but the massive budget deficit must be financed to support economic stimulus efforts and other government expenditures.

MassMutual Premier Short-Duration Bond Fund Quality Structure (% of Net Assets) on 10/31/10 (Unaudited)

U.S. Government, Aaa/AAA	37.5%
Aa/AA	4.2%
A/A	9.3%
Baa/BBB	17.8%
Ba/BB	3.7%
B and Below	0.5%
Equities	0.1%

Total Long-Term Investments	73.1%
Short-Term Investments and Other Assets and Liabilities	26.9%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class S	6.10%	5.80%	5.19%
Class A	5.70%	5.40%	4.76%
Class A (sales load deducted)*	2.00%	4.65%	4.39%
Class Y	6.11%	5.79%	5.15%
Class L	5.95%	5.67%	5.02%
Barclays Capital U.S. 1-3 Year Government Bond Index	2.64%	4.54%	4.34%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/31/02 - 10/31/10
Class N	5.33%	5.08%	3.95%
Class N (CDSC fees deducted)*	4.33%	5.08%	3.95%
Barclays Capital U.S. 1-3 Year Government Bond Index	2.64%	4.54%	3.41%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally (though not necessarily) hedge foreign currency risk back to the U.S. dollar. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 10.28%, underperforming the 10.42% return of the Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index (“CPI”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Despite underperforming the benchmark, the Fund’s strategy for the inflation component of the Fund continued to track the benchmark well. In addition, performance from the income strategy continued to meet expectations. Yields of certain key securities remained stable during the most recent quarters, which helped the portfolio maintain its relative yield advantage. With respect to the inflation-related securities, timing of modest overweight and underweight positioning, relative to the benchmark, proved effective during the period. Conversely, during the year, we were unable to capitalize on a few opportunities to take advantage of the changing yield curve via tactical trades. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.

During 2010 thus far, the TIPS market has experienced a period of high volatility and pronounced trends, as the inflation versus deflation debate has played out. TIPS outperformed their nominal counterparts in the fourth quarter of 2009, but underperformed for much of 2010, until mid-August.

The Fund performed well in September and October, mainly due to the market’s anticipation of additional quantitative easing (QE), the changing political landscape and modest economic improvements. The Fund also benefitted from its income program, successfully adding yield to the portfolio by investing in assets with a yield higher than the existing reverse repurchase finance rate. The assets in the income program (representing between 75% and 85% of the portfolio) remained well diversified, liquid and of higher quality, all of which contributed to the continued success of the program. The reverse repurchase agreements are managed to provide diversity by counterparty and maturity, both of which help support the ongoing success of the program.

Subadviser outlook

In our view, the Federal Reserve’s (the “Fed”) acknowledgement of lower-than-desired inflation trends should benefit TIPS in the near term. The Treasury confirmed increased issuance and frequency of TIPS auctions into 2011. As a result, we expect to see

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

improving liquidity and continued demand. The anticipation of a second round of quantitative easing, announced on November 3, 2010, bolstered the sector and should, in our belief, continue to provide TIPS with a modest benefit as the Treasury implements its asset purchase program.

The CPI continues to trend sideways, as inflationary and deflationary forces remain relatively well contained. We enter the next 12-month period with the inflation portfolio fully invested versus the benchmark, and the income program positioned to potentially generate a sizable yield advantage. It is our continued belief that TIPS may perform well as economic conditions slowly improve, particularly given the Fed’s disposition toward quantitative easing and non-aggressive statements on inflation.

MassMutual Premier Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 10/31/10 (Unaudited)

U.S. Government, Aaa/AAA	116.5%
Aa/AA	4.1%
A/A	2.7%
Baa/BBB	2.1%
Ba/BB	0.3%

Total Long-Term Investments	125.7%
Short-Term Investments and Other Assets and Liabilities	(25.7)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/31/03 - 10/31/10
Class S	10.28%	5.96%	5.71%
Class A	9.84%	5.50%	5.18%
Class A (sales load deducted)*	4.62%	4.48%	4.44%
Class Y	10.22%	5.87%	5.61%
Class L	9.97%	5.68%	5.44%
Class N	9.61%	5.21%	4.93%
Class N (CDSC fees deducted)*	8.61%	5.21%	4.93%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	10.42%	6.32%	6.05%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 8.89%, outperforming the 8.01% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Over the past 12 months, the Fund benefited from an overweight position, relative to the benchmark, in corporate credit and securitized products (mortgages and other asset-backed products) and an underweight position in lower-yielding Treasuries. Key contributors to the Fund’s outperformance of the benchmark included positioning in mortgage-backed securities (MBS) and solid selection of corporate bonds.

Corporate bonds benefited from improved fundamentals, including positive earnings, stronger balance sheets, high cash levels and lower leverage – but macro events, such as sovereign debt fears, global growth concerns, financial regulation and inconsistent economic data were hindrances. Alongside general sector momentum, security selection and broad diversification led to positive sector performance. The Fund’s corporate bond holdings also appreciated in price, driven by fund flows and investor demand.

Strategies within the securitized sector also positively contributed to performance, led by positive intra-sector agency mortgage pass-through securities trading and tactical allocations across issuer, coupon and maturity. Ongoing investment opportunities came from market reactions to federal mortgage purchases, supply-demand imbalances, housing market data, prepayments, delinquencies and foreclosures. Agency mortgage pass-through securities ended 2009 amid concern that the end of the Federal Reserve’s (the “Fed”) purchase program on March 31 would result in widespread price declines. However, the first quarter of 2010 ended with only modest price declines. The announcement of Fannie Mae and Freddie Mac delinquency buybacks was generally positive for mortgage bonds during the second quarter of 2010. Prices on these securities subsequently declined, relative to Treasuries, during the third quarter of 2010, in response to news of the Fed’s Treasury reinvestment plan and worries of a government-induced refinancing wave. The impact of these factors was temporary in August and September, as prices rebounded when fears subsided in October. In addition, allocations to the commercial mortgage-backed securities (“CMBS”) sector positively impacted performance when prices rose due to supply/demand imbalances as investors searched for yield. The Fund’s investments in high-quality asset-backed securities (ABS) in lieu of cash added yield to the Fund. Detractors from performance included certain of our yield-curve strategies, an underweight position in Treasuries and our positioning within the CMBS sector.

The Fund uses derivative instruments on occasion for yield-curve, duration and downside risk management. A derivative position implemented to benefit from a flattening of the yield curve had a net negative impact on the portfolio, as short-term rates continued to fall throughout the period.

Subadviser outlook

Recent market movements reflected investors’ realization that further quantitative easing was imminent, as low economic growth, high unemployment, low underlying inflation and tight lending prompted the Fed to take further action. At the end of the period, the Fund was positioned to benefit from the ongoing technical momentum, while protecting against downside risk through security selection and sector allocation in case weaker fundamentals reassert themselves.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Our belief is that uneven improvement in the U.S. economy is likely to be the base case, and even the best case, moving forward. Policy risk remains high, as concerns mount regarding currency wars, fiscal policy, rising protectionism and central bank actions. Despite very low Treasury yields, credit sectors remain attractive and the Fund is properly diversified across sectors, quality and issue, with a focus on individual security selection. The mortgage market outlook remains fluid, given various “moving pieces,” such as Fed purchases, tight lending, renewed home price weakness and recent foreclosure documentation problems.

MassMutual Premier Core Bond Fund Quality Structure (% of Net Assets) on 10/31/10 (Unaudited)

U.S. Government, Aaa/AAA	57.9%
Aa/AA	4.2%
A/A	12.1%
Baa/BBB	20.2%
Ba/BB	4.3%
B and Below	0.8%
Equities	0.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class S	8.89%	6.60%	6.33%
Class A	8.47%	6.21%	5.91%
Class A (sales load deducted)*	3.32%	5.18%	5.40%
Class Y	8.88%	6.58%	6.29%
Class L	8.67%	6.46%	6.17%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	6.38%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/31/02 - 10/31/10
Class N	8.10%	5.90%	4.80%
Class N (CDSC fees deducted)*	7.10%	5.90%	4.80%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	5.31%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

This Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income debt securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 9.31%, outpacing the 8.01% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Over the past 12 months, the Fund benefited from an overweight position, relative to the benchmark, in corporate credit and securitized products (mortgages and other asset-backed products) and an underweight position in lower-yielding Treasuries. Key contributors to the Fund’s outperformance of the benchmark included positioning in mortgage-backed securities (MBS) and solid selection of corporate bonds.

Corporate bonds benefited from improved fundamentals, including positive earnings, stronger balance sheets, high cash levels and lower leverage – but macro events, such as sovereign debt fears, global growth concerns, financial regulation and inconsistent economic data were hindrances. Alongside general sector momentum, security selection and broad diversification led to positive sector performance. The Fund’s corporate bond holdings also appreciated in price, driven by fund flows and investor demand. In addition, the Fund’s security selection and tactical trading of high-yield corporate bonds contributed to its outperformance of the benchmark.

Strategies within the securitized sector also positively contributed to performance, led by positive intra-sector agency mortgage pass-through securities trading and tactical allocations across issuer, coupon and maturity. Ongoing investment opportunities came from market reactions to federal mortgage purchases, supply-demand imbalances, housing market data, prepayments, delinquencies and foreclosures. Agency mortgage pass-through securities ended 2009 amid concerns that the end of the Federal Reserve’s (the “Fed”) purchase program on March 31 would result in widespread price declines. However, the first quarter of 2010 ended with only modest price declines. The announcement of Fannie Mae and Freddie Mac delinquency buybacks was generally positive for mortgage bonds during the second quarter of 2010. Prices on these securities subsequently declined, relative to Treasuries, during the third quarter of 2010, in response to news of the Fed’s Treasury reinvestment plan and worries of a government-induced refinancing wave. The impact of these factors was temporary in August and September, as prices rebounded when fears subsided in October. In addition, allocations to the commercial mortgage-backed securities (“CMBS”) sector positively impacted performance when prices rose due to supply/demand imbalances as investors searched for yield. The Fund’s investments in high-quality asset-backed securities (ABS) in lieu of cash added yield to the Fund. Detractors from performance included certain of our yield-curve strategies, an underweight position in Treasuries and our positioning within the CMBS sector.

The Fund uses derivative instruments on occasion for yield-curve, duration and downside risk management. A derivative position implemented to benefit from a flattening of the yield curve had a net negative impact on the portfolio, as short-term rates continued to fall throughout the period.

Subadviser outlook

Recent market movements reflected investors’ realization that further quantitative easing was imminent, as low economic growth, high unemployment, low underlying inflation and tight lending prompted the Fed to take further action. At the end of the period, the Fund was positioned to benefit from the ongoing technical momentum, while protecting against downside risk through security selection and sector allocation in case weaker fundamentals reassert themselves.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Our belief is that uneven improvement in the U.S. economy is likely to be the base case, and even the best case, moving forward. Policy risk remains high, as concerns mount regarding currency wars, fiscal policy, rising protectionism and central bank actions. Despite very low Treasury yields, credit sectors remain attractive and the Fund is properly diversified across sectors, quality and issue, with a focus on individual security selection. The mortgage market outlook remains fluid, given various “moving pieces,” such as Fed purchases, tight lending, renewed home price weakness and recent foreclosure documentation problems.

MassMutual Premier Diversified Bond Fund Quality Structure (% of Net Assets) on 10/31/10 (Unaudited)

U.S. Government, Aaa/AAA	46.4%
Aa/AA	3.6%
A/A	11.1%
Baa/BBB	21.4%
Ba/BB	7.4%
B and Below	9.1%
Equities	0.4%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class S	9.31%	6.05%	6.22%
Class A	9.00%	5.89%	5.93%
Class A (sales load deducted)*	3.82%	4.86%	5.41%
Class Y	9.27%	6.13%	6.23%
Class L	9.29%	6.13%	6.19%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	6.38%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/31/02 - 10/31/10
Class N	8.64%	5.54%	5.05%
Class N (CDSC fees deducted)*	7.64%	5.54%	5.05%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	5.31%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 17.75%, trailing the 19.35% return of the Barclays Capital U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Over the 12 months, the Fund increased its exposure to more cyclical sectors and issuers that would likely benefit from the economic recovery, both in terms of earnings improvement and access to credit. At the beginning of the time frame, the Fund held an underweight position, relative to the benchmark, in the triple-C rating category, reflecting our concerns over the strength of the economic recovery that was beginning to take hold. As the period progressed, we increased the Fund’s holdings across recovering sectors – such as automotive, media non-cable, packaging, gaming and technology – on the belief that these sectors would benefit from an economic recovery. As a by-product, this approach negatively affected overall portfolio quality, as these sectors had a disproportionately high percentage of defaults and were generally considered distressed during the downturn.

We selectively increased portfolio holdings of financials over the period, but the Fund continued to hold an underweight position in the financials sector, which detracted from relative performance, as the financials sector was the top performer within the benchmark. The Fund’s additional exposure reflected select investments within the non-captive diversified finance and brokerage sectors. We believe the Fund’s investments in these sectors carry less risk than the majority of high-yield financial issuers that are more reliant upon their ability to access cheap capital.

Similar to past economic recoveries, there were challenges along the way in the return to a more normal environment. Macroeconomic events, such as the sovereign debt crisis in Greece and the BP oil spill, resulted in significant market disruptions in which prices of high-yield and other corporate bond yields materially widened as the strength of the economic recovery came into question. Although security selection was very strong overall during the 12-month period, the Fund was not immune to market volatility in the investing environment and underwent periods of underperformance, specifically in the January-February and May-June periods. While these macroeconomic events had minimal impact on the companies themselves, the events negatively impacted securities prices, and thus Fund returns, during the period of heightened volatility.

Subadviser outlook

While the gradual economic recovery is ongoing, we acknowledge that conditions remain tenuous. Indeed, unemployment remains high, modest economic growth prevails, and inflation is near historical low levels. Our view is that the growth outlook, combined with additional quantitative easing (QE) and other Federal Reserve actions, will likely keep interest rates low. As a result, high-yield bonds are positioned to provide attractive returns in the year ahead, as the asset class has historically performed well in a low-growth, low-inflation environment.

In addition to a favorable macro environment, market technicals remain positive, with strong demand for high-yield bonds and continued opportunities for corporations to refinance existing debt at lower rates. We continue to see improving trends in both earnings and deleveraging (i.e., debt reduction) in many sectors and portfolio holdings. As a result of the improved health of many corporations and access to capital markets to refinance shorter maturities, the outlook for defaults remains very benign at below 2%, which would suggest a positive environment for high-yield bonds throughout the next 12 months.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

MassMutual Premier High Yield Fund Quality Structure (% of Net Assets) on 10/31/10 (Unaudited)

Baa/BBB	1.6%
Ba/BB	16.6%
B and Below	78.7%
Equities	0.9%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Y and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class Y	17.84%	6.56%	7.75%
Barclays Capital U.S. Corporate High-Yield Bond Index	19.35%	9.08%	8.58%

Hypothetical Investments in MassMutual Premier High Yield Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 11/1/04 - 10/31/10
Class S	17.75%	6.61%	6.17%
Class A	17.33%	6.14%	5.70%
Class A (sales load deducted)*	10.58%	4.89%	4.67%
Class L	17.62%	6.42%	5.97%
Class N	16.95%	5.81%	5.38%
Class N (CDSC fees deducted)*	15.95%	5.81%	5.38%
Barclays Capital U.S. Corporate High-Yield Bond Index	19.35%	9.08%	8.23%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier International Bond Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high total rate of return by investing, under normal circumstances, at least 80% of its net assets in fixed income securities. The Fund primarily invests in fixed income securities in markets represented in the Citigroup Non-USD World Government Bond Index, the Fund’s benchmark index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 7.16%, exceeding the 6.40% return of the Citigroup Non-USD World Government Bond Index (the “benchmark”), a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets, excluding the U.S.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Market allocation (overweighting or underweighting specific investments relative to comparable investment groups in the benchmark) benefited the Fund’s overall performance relative to the benchmark. The portfolio’s strategy of overweighting those currencies representing risk appetite and global recovery was successful. Within bond markets, our avoidance of the low-yielding Japanese government bond market in favor of a number of other markets, such as Canada, Poland and Australia, proved beneficial.

Active currency management also contributed to the Fund’s outperformance. The portfolio’s underweight position, relative to the benchmark, in the euro was a notable contributor, as the euro weakened against a basket of currencies due to sovereign-debt worries in the euro zone. Some of the positive performance was negated by the subsequent rebound in the euro, however, when some of the serious concerns surrounding peripheral Europe eventually dissipated. The Fund’s exposure to the U.S. dollar contributed positively. The value of the dollar rose initially, as stimulus packages provided a welcome boost to private consumption and inventories. Switching to an underweight position helped the Fund capitalize on the dollar’s weakness, which emerged late in the reporting period.

Another notable contributor with respect to currencies came from the portfolio’s exposure to the Mexican peso, a currency that rallied sharply at the beginning of the year on speculation that Mexico’s economy would recover faster than in other emerging markets. Following a period of volatility, the peso performed strongly late in the year, along with other emerging-market currencies. With growth momentum slowing in a number of core economies and the attention shifting to the possibility of additional stimulus, the imbalances between developed and emerging economies became increasingly pronounced during the reporting period. Higher interest rates subsequently became a major contributing factor to the increased demand for emerging-market currencies. The Fund held an underweight position in the Japanese yen, relative to the benchmark, which hindered performance when the yen appreciated versus the U.S. dollar and other key currencies over much of the period.

The Fund’s opportunistic diversification into the Mexican government bond market added to its relative performance. Yields fell across the yield curve, as benign inflation and softer growth allowed the Mexican central bank to retain its current policy rate of 4.5%. (The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.) In Canada, we repositioned the Fund from having an underweight position to an overweight stake and followed with an incremental increase of exposure to this market on temporary weakness – both of which proved positive in terms of performance. The strength of the Canadian government bond market was particularly evident in the second part of the year, due to moderating macroeconomic conditions and weaker inflation readings, which served to take pressure off of the pace of policy tightening. The portfolio’s overweight positions in Polish and Australian bond markets were additional contributors to performance.

From a bond selection perspective, choosing a highly rated Japanese corporate credit over government bonds proved beneficial. The same can be said for the portfolio’s overweight duration position in Japan, which worked well as yields fell over the year. (Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price

MassMutual Premier International Bond Fund – Portfolio Manager Report (Continued)

impact to the bond or portfolio when interest rates rise or fall.) While short duration in the UK hurt performance, this was more than offset by the Fund’s diversification into the UK’s corporate bond sector, which was a strong performer.

Subadviser outlook

Major bond markets are being driven by speculation over the timing and nature of quantitative easing (“QE”). As the Federal Reserve began a second round of QE, it looks like further stimulus by the Bank of England may be delayed. Meanwhile, the Japanese central bank is also reluctantly moving towards additional stimulus, while the European Central Bank remains resistant to any further policy easing. We expect the corporate bond market to continue to be well supported, as our view is that yield-orientated investors will increase demand for higher-yielding assets. With corporate bond fundamentals continuing to improve, we believe that it is unlikely that this asset class will be significantly affected by a moderation in economic growth.

MassMutual Premier International Bond Fund Quality Structure (% of Net Assets) on 10/31/10 (Unaudited)

Aaa/AAA	54.9%
Aa/AA	21.4%
A/A	21.9%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Premier International Bond Fund Country Weightings (% of Net Assets) on 10/31/10 (Unaudited)

Germany	11.9%
Canada	9.3%
Italy	7.4%
Finland	7.3%
Netherlands	6.9%
Ireland	6.6%
United Kingdom	5.5%
Japan	5.4%
Norway	5.4%
Poland	5.2%
Australia	4.7%
Spain	4.6%
France	4.6%
Austria	4.4%
Mexico	3.3%
Portugal	2.8%
United States	1.8%
Belgium	1.1%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Premier International Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Since Inception Average Annual 12/20/07 - 10/31/10
Class S	7.16%	7.97%
Class A	6.63%	7.47%
Class A (sales load deducted)*	1.57%	5.66%
Class Y	7.10%	7.94%
Class L	7.00%	7.78%
Citigroup Non-USD World Government Bond Index	6.40%	8.24%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup Non-USD World Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 13.91%, trailing the 16.52% return of the S&P 500® Index (“the stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, but outperforming the 13.48% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. In addition, the Fund’s Class S shares outpaced the 8.01% return of the Barclays Capital U.S. Aggregate Bond Index (“the bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index. Finally, the Fund’s Class S shares outperformed the 12.78% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark and the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The weightings of the each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

How did the Fund’s stock component perform?

The Fund emphasized stocks over bonds for the vast majority of the reporting period. Although bonds exhibited superior returns relative to long-term historic averages, equities remained inexpensive relative to bonds – which drove the Fund’s asset allocation accordingly. This asset allocation approach positively impacted the Fund’s performance, as equity returns were approximately double the returns of bonds.

In May, a portion of the Fund was allocated to international equities and the Fund generally remained overweight in emerging markets, relative to developed markets, in this segment of the Fund. This approach also was beneficial, as emerging markets significantly outperformed developed markets during the period.

Many of the factors in use within our portfolio management framework contributed to or detracted only modestly from the Fund’s overall return from a historical standpoint. The reason many of the Fund’s fundamental factors had such a neutral impact on performance was that the primary drivers of stock price fluctuations over the period were changes in broader macroeconomic factors (e.g., economic growth, unemployment and housing data), as well as headline risks (e.g., European sovereign debt concerns, central bank policy and financial regulation). The Fund’s investment approach focuses on fundamental, bottom-up security selection and the aforementioned factors were less helpful in security selection in this environment.

How did the bond component perform?

The bond component of the Fund benefited from a generally overweight position, relative to the bond component’s benchmark, in corporate credit and securitized products (such as mortgages and other asset-backed products), and an underweight allocation to lower-yielding Treasuries. Key contributors to the Fund’s outperformance of the benchmark included positioning in mortgage-backed securities (MBS) trading activity and solid selection of corporate bonds.

Corporate bonds benefited from improved fundamentals, including positive earnings, stronger balance sheets, high cash levels and lower leverage – but macro events, such as sovereign debt fears, global growth concerns, financial regulation and inconsistent

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

economic data were hindrances. Alongside general sector momentum, security selection and broad diversification led to positive sector performance. The Fund’s corporate bond holdings also appreciated in price, driven by fund flows and investor demand.

The Fund uses derivative instruments on occasion for yield-curve, duration and downside risk management. A derivative position implemented to benefit from a flattening of the yield curve had a net negative impact on the portfolio, as short-term rates continued to fall throughout the period.

Subadviser outlook

With respect to the Fund’s stock component, fundamental, bottom-up analysis, which has been the bedrock of corporate financial analysis for decades, has been superseded in the past few years by “macro investing.” The large payoff to these macro bets, combined with the availability of investment vehicles such as exchange-traded funds (ETFs) to facilitate these trades, has made this type of investing quite popular. Macro investing often does not discriminate between companies that are somewhat similar, leading to an ownership of the entire universe rather than a reliance on individual stock selection, and resulting in both fundamentally good and bad companies’ stock rising and falling in tandem.

For the bond component of the Fund, we believe that recent market movements reflected the realization that further quantitative easing was imminent, as low economic growth, high unemployment, low underlying inflation and tight lending prompted the Federal Reserve to take further action. Our belief is that uneven improvement in the U.S. economy is likely to be the base case, and even the best case, moving forward. Policy risk remains high, as concerns mount regarding currency wars, fiscal policy, rising protectionism and central bank actions. Despite very low Treasury yields, credit sectors remain attractive and the Fund is properly diversified across sectors, quality and issuer, with a focus on individual security selection.

MassMutual Premier Balanced Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Federal National Mortgage Association TBA Pool #10902 4.500% 12/01/20	4.0%
Vanguard Emerging Markets ETF	3.8%
U.S. Treasury Note 3.000% 9/30/16	3.2%
Federal National Mortgage Association TBA Pool #5337 4.000% 10/01/23	3.2%
Federal Home Loan Mortgage Corp. TBA Pool #5750 4.500% 1/01/39	2.4%
Exxon Mobil Corp.	1.5%
Apple, Inc.	1.2%
General Electric Co.	1.0%
Chevron Corp.	0.9%
Government National Mortgage Association TBA Pool #7491 4.500% 7/01/39	0.9%

22.1%

MassMutual Premier Balanced Fund Asset Allocation (% of Net Assets) on 10/31/10 (Unaudited)

Equities	50.3%
Bonds & Notes	37.6%
Mutual Funds	7.2%

Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Lipper Balanced Fund Index, the Barclays Capital U.S. Aggregate Bond Index and the Custom Balanced Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class S	13.91%	3.99%	2.45%
Class A	13.27%	3.42%	1.88%
Class A (sales load deducted)*	6.76%	2.20%	1.28%
Class Y	13.74%	3.83%	2.28%
Class L	13.53%	3.67%	2.12%
S&P 500 Index#	16.52%	1.73%	-0.02%
Lipper Balanced Fund Index	13.48%	3.89%	3.23%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	6.38%
Custom Balanced Index	12.78%	4.19%	3.22%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lipper Balanced Fund Index, the Barclays Capital U.S. Aggregate Bond Index and the Custom Balanced Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Value Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 12.37%, underperforming the 15.71% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth rates than securities in the growth universe. The Fund’s 12.37% return also trailed the 16.52% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

The market posted strong returns during the 12-month period, despite a continued slow economic recovery, high unemployment and high levels of uncertainty around home prices. Volatility during the year remained high, as investor concerns regarding a “double-dip” recession built up early in 2010, but later dwindled, as consumer spending and industrial production showed stability and the Federal Reserve signaled its intention for additional stimulus through another round of quantitative easing.

The performance of the Fund, relative to the benchmark, was hampered by relative returns in the consumer staples, information technology, financials, utilities, energy and telecommunications sectors. The Fund posted positive relative performance during the year from the materials, consumer discretionary, health care and industrials sectors.

Generally speaking, the Fund’s sector allocations were fairly constant over the year and remained within +/- 5% of benchmark weights. The Fund held overweight allocations, relative to the benchmark, in energy, consumer discretionary, information technology, materials and industrials. Underweight positions were concentrated in consumer staples, financials, utilities, health care and telecommunication services.

Consumer staples was the largest detractor from relative performance for the Fund during the reporting period, where portfolio positions in Kroger (ultimately sold) and Walgreens declined during the year. A difficult pricing environment hampered the results of Kroger and Walgreens, which depreciated after a public feud with CVS regarding pharmacy reimbursements.

In the information technology sector, positive results from Oracle and Xerox were offset by losses from Fund positions in Motorola and Dell. We have since sold the portfolio’s stake in Motorola in favor of more attractive opportunities.

Materials was the top-contributing sector to relative performance for the 12-month period. Our exposure to fertilizer and chemicals stocks – including Potash, Mosaic and Celanese – proved beneficial, as the market began to anticipate an increase in agricultural spending after depressed demand in recent years. The consumer discretionary sector was also beneficial to returns during the period. Portfolio holdings in the media industry posted strong results, including Time Warner Cable, Viacom and Comcast.

Subadviser outlook

While the timeline is uncertain, we believe that the U.S. economy has the strength and resilience to drive a moderate industrial recovery, which may face significant resistance from continued weakness in the housing market. Moreover, the Fund’s investment process generally seeks to neutralize macroeconomic factors relative to its benchmark, which allows us to look for the best investment opportunities in all environments.

The Fund continues to focus on companies with compelling expected three-year earnings power relative to current valuation levels. These include firms undergoing secular and cyclical industry changes, as well as company-specific turnarounds.

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Chevron Corp.	4.3%
Pfizer, Inc.	3.9%
JP Morgan Chase & Co.	3.9%
AT&T, Inc.	3.2%
Merck & Co., Inc.	3.2%
MetLife, Inc.	2.9%
The Mosaic Co.	2.9%
Halliburton Co.	2.7%
Viacom, Inc. Class B	2.5%
ACE Ltd.	2.4%

31.9%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Financial	22.4%
Consumer, Non-cyclical	16.1%
Energy	14.7%
Communications	13.1%
Consumer, Cyclical	9.7%
Industrial	7.0%
Utilities	5.6%
Basic Materials	5.2%
Technology	5.2%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class L, the Russell 1000 Value Index and the S&P 500 Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class L	12.14%	0.89%	3.32%
Russell 1000 Value Index#	15.71%	0.62%	2.64%
S&P 500 Index	16.52%	1.73%	-0.02%

Hypothetical Investments in MassMutual Premier Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index and the S&P 500 Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 11/1/04 - 10/31/10
Class S	12.37%	1.10%	2.07%
Class A	11.82%	0.60%	1.56%
Class A (sales load deducted)*	5.39%	-0.59%	0.57%
Class Y	12.18%	0.98%	1.96%
Class N	11.40%	0.25%	1.21%
Class N (CDSC fees deducted)*	10.40%	0.25%	1.21%
Russell 1000 Value Index#	15.71%	0.62%	2.42%
S&P 500 Index	16.52%	1.73%	2.86%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Value Fund, and who is the Fund’s subadviser?

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000 Value Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 14.89%, underperforming the 15.71% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Compared to other historical periods, many of the portfolio management factors we employ contributed to or detracted only modestly from the Fund’s overall return. The reason many of the Fund’s fundamental factors had an essentially neutral impact on performance was that the primary drivers of stock price fluctuations over the period were changes in broader macroeconomic factors (e.g., economic growth, unemployment and housing data), as well as headline risks (e.g., European sovereign concerns, central bank policy and financial regulation). The Fund’s investment approach focuses on fundamental, bottom-up security selection, but macroeconomic factors proved to be more important than security selection in this environment.

The portfolio benefited from favorable stock selection in the materials sector. Although we had strong selection in many industries within the sector, our choices in the chemicals industry were particularly effective. From a sector perspective, the portfolio held underweight positions, relative to the benchmark, in air companies, such as Airgas and Air Products, due to the companies’ poor cash flow generation. Instead, we concentrated investment in specialty chemical manufacturers whose products were in strong demand overseas, such as Cytec and Cabot.

Portfolio holdings in large money center banks were the greatest hindrance to the Fund’s performance. These companies traded lower on the details of new regulation and the perceived exposure to global events, such as the sovereign debt crisis in Europe. Our models do not account for these macroeconomic and regulatory events and therefore did a less-than-favorable job of selection within that market segment.

Subadviser outlook

Fundamental, bottom-up analysis has been the bedrock of corporate financial analysis for decades. Yet the relationship between company fundamentals and stock price movement has been superseded in the past few years by “macro investing,” making investment decisions based on broader economic trends. The large payoff to these macro bets, combined with the availability of investment vehicles such as ETFs to facilitate these trades, has made this type of investing quite popular. Macro investing often does not discriminate between companies that are somewhat similar, which can increase portfolio emphasis on the entire universe of companies in a particular sector rather than on individual stocks. A common result is that the stock price of fundamentally good companies rises and falls with fundamentally bad companies. Macro investing has left many opportunities for the Fund’s investment strategy to exploit, as investors become less preoccupied with what the economy is doing and pay more attention to how companies are doing as a group.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Value Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Chevron Corp.	3.0%
The Procter & Gamble Co.	2.8%
AT&T, Inc.	2.7%
JP Morgan Chase & Co.	2.6%
Pfizer, Inc.	2.5%
General Electric Co.	2.4%
Johnson & Johnson	2.2%
Wells Fargo & Co.	2.1%
Berkshire Hathaway, Inc. Class B	2.0%
Verizon Communications, Inc.	2.0%

24.3%

MassMutual Premier Enhanced Index Value Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Financial	27.0%
Consumer, Non-cyclical	22.7%
Communications	12.3%
Industrial	10.2%
Energy	10.0%
Utilities	7.1%
Consumer, Cyclical	4.2%
Technology	3.5%
Basic Materials	2.8%
Diversified	0.1%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class Y and the Russell 1000 Value Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/19/00 - 10/31/10
Class Y	14.87%	-0.12%	2.95%
Russell 1000 Value Index	15.71%	0.62%	2.57%+

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 11/1/04 - 10/31/10
Class S	14.89%	0.06%	2.08%
Class A	14.45%	-0.52%	1.51%
Class A (sales load deducted)*	7.87%	-1.69%	0.51%
Class L	14.65%	-0.28%	1.74%
Class N	13.99%	-0.83%	1.19%
Class N (CDSC fees deducted)*	12.99%	-0.83%	1.19%
Russell 1000 Value Index	15.71%	0.62%	2.42%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/01.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Core Equity Fund, and who is the Fund’s subadviser?

This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500® Index*, while maintaining risk characteristics similar to those of the benchmark. Under normal market conditions, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the S&P 500 Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 15.54%, underperforming the 16.52% return of the S&P 500 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Compared to other historical periods, many of the portfolio management factors we employ contributed to or detracted only modestly from the Fund’s overall return. The reason many of the Fund’s fundamental factors had an essentially neutral impact on performance was that the primary drivers of stock price fluctuations over the period were changes in broader macroeconomic factors (e.g., economic growth, unemployment and housing data), as well as headline risks (e.g., European sovereign concerns, central bank policy and financial regulation). The Fund’s investment approach focuses on fundamental, bottom-up security selection, but macroeconomic factors proved to be more important than security selection in this environment.

The portfolio benefited from favorable stock selection in the energy-producer market segment during the period. In a year that was very volatile, and often driven by surprise events, such as the BP oil spill, our disciplined approach was able to add value. On a quarterly basis, during the first three months of 2010, the Fund benefited from favorable stock selection in the consumer discretionary sector – particularly with respect to portfolio holdings in the retail trade industry. The portfolio’s worst-performing sector in the first quarter was health care, thanks to the uncertainty then surrounding the fate of health care reform. In the second quarter of 2010, the portfolio’s worst performer from a sector standpoint was consumer staples – where the Fund held an underweight stake, relative to the benchmark, in this outperforming sector. The utilities sector helped drive the Fund’s performance in the second quarter, largely thanks to favorable stock selection in the telecommunications industry. And, in the third quarter of 2010, the Fund benefited from an overweight position in the materials sector, as investors bid up these stocks as the U.S. dollar lost value relative to other benchmark currencies.

During the 12-month period ended October 31, 2010, the Fund lost the most ground, relative to the benchmark, in the consumer discretionary sector – specifically in Internet travel companies. Our models have always had a difficult time valuing non-tangible assets (such as Web site traffic); consequently, we missed the opportunity in Priceline and Expedia, which advanced during the period.

Subadviser outlook

Fundamental, bottom-up analysis has been the bedrock of corporate financial analysis for decades. Yet the relationship between company fundamentals and stock price movement has been superseded in the past few years by “macro investing,” making investment decisions based on broader economic trends. The large payoff to these macro bets, combined with the availability of investment vehicles such as ETFs to facilitate these trades, has made this type of investing quite popular. Macro investing often does not discriminate between companies that are somewhat similar, which can increase portfolio emphasis on the entire universe of companies in a particular sector rather than on individual stocks. A common result is that the stock price of fundamentally good companies rises and falls with fundamentally bad companies. Macro investing has left many opportunities for the Fund’s investment strategy to exploit, as investors become less preoccupied with what the economy is doing and pay more attention to how companies are doing as a group.

*

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500” and “S&P 500®” are trademarks of the McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Core Equity Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Exxon Mobil Corp.	2.9%
Apple, Inc.	2.4%
General Electric Co.	2.0%
Chevron Corp.	1.8%
International Business Machines Corp.	1.8%
Microsoft Corp.	1.6%
The Procter & Gamble Co.	1.6%
JP Morgan Chase & Co.	1.6%
Johnson & Johnson	1.5%
AT&T, Inc.	1.5%

18.7%

MassMutual Premier Enhanced Index Core Equity Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Consumer, Non-cyclical	21.6%
Financial	15.7%
Technology	13.2%
Industrial	11.5%
Communications	11.3%
Energy	10.2%
Consumer, Cyclical	9.1%
Utilities	3.5%
Basic Materials	3.4%
Diversified	0.0%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class Y and the S&P 500 Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class Y	15.58%	0.71%	-1.71%
S&P 500 Index	16.52%	1.73%	-0.02%

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 11/1/04 - 10/31/10
Class S	15.54%	0.79%	2.22%
Class A	15.05%	0.31%	1.71%
Class A (sales load deducted)*	8.44%	-0.87%	0.71%
Class L	15.76%	0.62%	2.01%
Class N	14.66%	-0.02%	1.38%
Class N (CDSC fees deducted)*	13.66%	-0.02%	1.38%
S&P 500 Index	16.52%	1.73%	2.86%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

This Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 18.73%, exceeding the 16.52% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Stock selection was the main driver of the Fund’s performance for the period, although relative sector weights also benefited results. Stock selection was strongest in technology and financials, overcoming relatively weaker performance in utilities and health care. Modestly overweight portfolio positions, relative to the benchmark, in the consumer discretionary and industrials sectors also benefited the Fund’s performance, relative to the benchmark, as these stock groups were among the market’s strongest during the period.

From an individual holding perspective, the portfolio’s biggest winners for the year included Apple, Philip Morris and eBay. Apple continued to score big wins with its groundbreaking iPad, a fourth-generation iPhone, and continually improving iPods and Macintosh computers. We recently sold some of the Apple position, to limit risk, as the stock’s dramatic outperformance caused the size of the position in the portfolio to increase above our target level. Philip Morris continued to achieve solid market share gains and pricing in many of its international markets. The stock was also buoyed by share buybacks and a larger-than-expected dividend increase that underscored management’s confidence in the company’s long-term business prospects. eBay’s stock surged in October on solid third-quarter earnings, especially in its PayPal online payments unit and due to the announcement of a significant additional share buyback program.

A significant detractor for the period was Wells Fargo. We purchased the stock in the spring, as a replacement for some regional bank holdings that we viewed as riskier than Wells Fargo. We believed that the company would outperform smaller banks, especially if the market declined. However, Wells Fargo – along with other major banks – fell on lingering residential mortgage concerns and worries that pending regulations would reduce the profitability of key businesses, such as debit transactions.

Subadviser outlook

The stock market’s sharp rally off of August lows was fueled in large part by expectations of a Republican takeover of the House of Representatives and of additional quantitative easing by the Federal Reserve (the “Fed”) designed to pump money into the economy and lower interest rates by purchasing large amounts of government debt. Both events did, ultimately, transpire in early November.

In our view, the market has a bit of a conundrum. Fiscal and monetary policy are both highly stimulative, with the Fed working to keep interest rates low and Congress likely to extend the Bush tax cuts at least for a year or two. However, unemployment remains stubbornly high, and we may be experiencing another downturn in the housing market due to mortgage processing difficulties at major banks, which are slowing foreclosures and home dispositions. These factors will keep consumers reluctant to spend heavily, a key component to a U.S. economic recovery.

The net impact of these opposing forces should be an environment of slow and perhaps unsteady economic growth, possibly for years to come. Our view is that such an economic scenario will likely create a more bifurcated stock market in which well-run, financially strong companies do well and lower-quality companies lag.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Philip Morris International, Inc.	4.3%
Apple, Inc.	4.2%
eBay, Inc.	3.8%
Chevron Corp.	3.7%
CIT Group, Inc.	3.7%
Ford Motor Co.	3.4%
Occidental Petroleum Corp.	3.2%
The AES Corp.	3.1%
QUALCOMM, Inc.	2.9%
Google, Inc. Class A	2.8%

35.1%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Consumer, Non-cyclical	21.0%
Financial	17.3%
Communications	14.8%
Industrial	10.6%
Energy	10.4%
Technology	9.6%
Consumer, Cyclical	9.4%
Utilities	3.1%
Basic Materials	1.6%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/31/04 - 10/31/10
Class S	18.73%	1.68%	1.77%
Class A	18.11%	1.16%	1.25%
Class A (sales load deducted)*	11.32%	-0.03%	0.23%
Class Y	18.55%	1.55%	1.62%
Class L	18.39%	1.43%	1.52%
Class N	17.76%	0.86%	0.95%
Class N (CDSC fees deducted)*	16.76%	0.86%	0.95%
S&P 500 Index	16.52%	1.73%	1.67%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Capital Appreciation Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that the Fund’s subadviser believes may appreciate in value over the long-term, which may include newer companies or established companies of any market capitalization range (“growth companies”). The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 14.27%, trailing, by a wide margin, the 19.65% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth rates than securities in the value universe.

Note: In April 2010, OFI announced that Julie Van Cleave, CFA, had been named lead portfolio manager of Premier Capital Appreciation, replacing former manager Marc Baylin, CFA.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

During the first half of the period, the Fund underperformed its benchmark. Although sector weightings detracted slightly from performance, the majority of the underperformance can be attributed to stock selection, particularly in health care and information technology.

In the second half of period, new Fund management repositioned the Fund’s holdings and sector tilts to favor modestly priced growth companies; businesses with dominant and rising market share; and those holdings with strong metrics around growth, quality and innovation. The new Fund manager’s approach combines top-down sector analysis with bottom-up fundamental research – a significant departure from the previous manager’s bottom-up investment process.

On an absolute sector basis, the Fund’s largest allocation increases were in industrials and consumer staples. Conversely, the largest sector weight reductions were in information technology and telecommunication services. As a result of these changes, the Fund’s second half of the year showed marked improvement over the first, with the portfolio slightly outperforming its benchmark for the six months ended October 31, 2010.

Strong relative outperformance in information technology, health care and industrials more than compensated for weakness in financials, consumer staples and materials during the period. The portfolio held a significantly overweight position, relative to the benchmark, in health care for two reasons: First, our belief is that this sector should be overweighted due to the attractive opportunities that developed as a result of pricing weakness in Europe and concern over health care reform in the United States. Secondly, our allocation to health care became more of a factor due to changes to the benchmark’s allocation in the sector, which reduced health care’s weight by moving stocks out of growth and into value – stocks that we believed should still be categorized as “growth” on a long-term basis.

The portfolio’s top holdings remained unchanged during the period, with solid representation in Apple, Google, QUALCOMM, PepsiCo. and other market leaders.

Subadviser outlook

The macroeconomic environment is still uncertain, with growing concerns surrounding sovereign debt, high unemployment and a weak housing market. While we believe market volatility will continue in the near term, we are optimistic that our strategy, which focuses on well-established, higher-quality companies, has the potential to provide both upside participation as well as a degree of downside protection over the long term.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

MassMutual Premier Capital Appreciation Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Apple, Inc.	5.0%
Google, Inc. Class A	3.9%
QUALCOMM, Inc.	3.4%
Oracle Corp.	2.6%
PepsiCo, Inc.	2.4%
Cisco Systems, Inc.	2.0%
Occidental Petroleum Corp.	2.0%
Allergan, Inc.	1.8%
Broadcom Corp. Class A	1.8%
Emerson Electric Co.	1.7%

26.6%

MassMutual Premier Capital Appreciation Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Consumer, Non-cyclical	23.0%
Communications	19.8%
Industrial	15.2%
Technology	14.7%
Consumer, Cyclical	9.7%
Energy	7.1%
Financial	6.8%
Basic Materials	3.7%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Capital Appreciation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/31/04 - 10/31/10
Class S	14.27%	0.64%	0.70%
Class A	13.81%	0.25%	0.32%
Class A (sales load deducted)*	7.27%	-0.93%	-0.69%
Class Y	14.08%	0.52%	0.57%
Class L	14.02%	0.38%	0.45%
Class N	13.49%	-0.11%	-0.04%
Class N (CDSC fees deducted)*	12.49%	-0.11%	-0.04%
Russell 1000 Growth Index	19.65%	3.21%	2.96%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Growth Fund, and who is the Fund’s subadviser?

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the Russell 1000 Growth Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 19.53%, modestly trailing the 19.65% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Compared to other historical periods, many of the portfolio management factors we employ contributed to or detracted only modestly from the Fund’s overall return. The reason many of the Fund’s fundamental factors had an essentially neutral impact on performance was that the primary drivers of stock price fluctuations over the period were changes in broader macroeconomic factors (e.g., economic growth, unemployment and housing data), as well as headline risks (e.g., European sovereign concerns, central bank policy and financial regulation). The Fund’s investment approach focuses on fundamental, bottom-up security selection, but macroeconomic factors proved to be more important than security selection in this environment.

The portfolio benefited from favorable stock selection in the energy-producer market segment during the period. In a year that was very volatile, and often driven by surprise events, such as the BP oil spill, our disciplined approach was able to add value. On a quarterly basis, during the first three months of 2010, the best-performing sector was consumer discretionary; but stock selection in the transportation sector hindered the portfolio’s performance, particularly as a result of an underweight position, relative to the benchmark, in airlines. In the second quarter, the technology sector helped drive the Fund’s performance, as favorable stock selection in the communication technology industry aided the portfolio’s progress. In the third quarter of 2010, the Fund gained from an overweight position in the materials sector, as investors bid up material stocks as the U.S. dollar lost value relative to other benchmark currencies.

During the 12-month period ended October 31, 2010, the Fund lost the most ground, relative to the benchmark, in the consumer discretionary sector – specifically in Internet travel companies. Our models have always had a difficult time valuing non-tangible assets (such as Web site traffic); consequently, we missed the opportunity in Priceline and Expedia, which advanced during the period.

Subadviser outlook

Fundamental, bottom-up analysis has been the bedrock of corporate financial analysis for decades. Yet the relationship between company fundamentals and stock price movement has been superseded in the past few years by “macro investing,” making investment decisions based on broader economic trends. The large payoff to these macro bets, combined with the availability of investment vehicles such as ETFs to facilitate these trades, has made this type of investing quite popular. Macro investing often does not discriminate between companies that are somewhat similar, which can increase portfolio emphasis on the entire universe of companies in a particular sector rather than on individual stocks. A common result is that the stock price of fundamentally good companies rises and falls with fundamentally bad companies. Macro investing has left many opportunities for the Fund’s investment strategy to exploit, as investors become less preoccupied with what the economy is doing and pay more attention to how companies are doing as a group.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Growth Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Exxon Mobil Corp.	4.9%
Apple, Inc.	4.3%
International Business Machines Corp.	3.0%
Google, Inc. Class A	2.3%
Microsoft Corp.	2.3%
Cisco Systems, Inc.	1.8%
Oracle Corp.	1.8%
Philip Morris International, Inc.	1.6%
Hewlett-Packard Co.	1.5%
The Coca-Cola Co.	1.4%

24.9%

MassMutual Premier Enhanced Index Growth Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Technology	22.1%
Consumer, Non-cyclical	19.6%
Consumer, Cyclical	15.7%
Industrial	14.0%
Communications	10.0%
Energy	9.1%
Financial	4.8%
Basic Materials	4.4%
Utilities	0.1%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class Y and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/19/00 - 10/31/10
Class Y	19.59%	2.89%	-0.33%
Russell 1000 Growth Index	19.65%	3.21%	-0.64%+

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class S, Class A, Class A (sales load deducted), Class L and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 11/1/04 - 10/31/10
Class S	19.53%	2.87%	3.84%
Class A	19.05%	2.49%	3.42%
Class A (sales load deducted)*	12.20%	1.28%	2.40%
Class L	19.34%	2.72%	3.66%
Russell 1000 Growth Index	19.65%	3.21%	4.13%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

+ From 1/2/01.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Discovery Value Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital appreciation by investing primarily in common stocks of U.S. issuers having market capitalizations up to $13 billion that the Fund’s subadviser believes are undervalued. These may include securities of small- and mid-capitalization companies. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 21.18%, substantially underperforming the 27.49% return of the Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also trailed the 26.88% return of the Russell 2500TM Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

The market posted strong returns during the period, despite a continued slow economic recovery, high unemployment and continued levels of uncertainty around home prices. Volatility during the year remained high, as investor concerns regarding a “double-dip” recession built up early in 2010, but later dwindled, as consumer spending and industrial production showed stability and the Federal Reserve signaled its intention for additional stimulus through another round of quantitative easing.

During the reporting period, the Fund’s financials, consumer staples, information technology, energy, consumer discretionary and telecommunication services stocks detracted from returns. Positive performance came from portfolio holdings in the health care, industrials, utilities and materials sectors.

The Fund’s sector weights remained fairly constant throughout the period, with an overweight position, relative to the benchmark, in consumer discretionary and information technology, and modest overweight allocations to consumer staples, health care and industrials. Conversely, the Fund had an underweight position in financials, utilities and materials – with modestly underweight allocations in energy and telecommunication services.

Financials were the largest detractor from the Fund’s relative performance, and our holdings within that sector underperformed the benchmark’s sector returns despite producing positive returns overall. Individual portfolio holdings that lagged the broad sector included Everest Re Group, Investment Technology and Genworth Financial.

In the consumer staples sector, weak performance by Fund holdings in Kroger, Molson Coors Brewing and Dole Food hampered results. We maintained the portfolio’s positions in all three companies based on our confidence in their long-term earnings power.

Health care was the largest contributor to relative returns during the year, driven by portfolio investments in Valeant Pharmaceuticals, Hospira and DaVita. The Fund held shares in Canada’s largest publicly traded drug maker, Biovail, a company that merged with California-based Valeant Pharmaceuticals in June of 2010. The merger lifted the stock price and boosted Fund returns. Finally, industrials remained a strong-performing sector, and our exposure to the trucking and transportation industries contributed to returns. WABCO, Goodrich and Navistar International all posted impressive returns that far outpaced the broad market.

Subadviser outlook

While the timeline is uncertain, we nevertheless believe that the U.S. economy has the strength and resilience to drive a moderate industrial recovery, which may face significant resistance from continued weakness in the housing market. Moreover, the Fund’s investment process generally seeks to neutralize macroeconomic factors relative to its benchmark, which allows us to look for the best investment opportunities in all environments.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Discovery Value Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Everest Re Group Ltd.	2.5%
CMS Energy Corp.	2.3%
WABCO Holdings, Inc.	2.1%
Goodrich Corp.	2.1%
Celanese Corp. Series A	2.0%
Navistar International Corp.	1.9%
Intrepid Potash, Inc.	1.7%
Hospira, Inc.	1.7%
NV Energy, Inc.	1.7%
Noble Energy, Inc.	1.7%

19.7%

MassMutual Premier Discovery Value Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Financial	20.5%
Consumer, Cyclical	16.7%
Industrial	16.0%
Consumer, Non-cyclical	13.2%
Utilities	7.7%
Energy	7.2%
Basic Materials	4.5%
Technology	4.1%
Communications	3.8%

Total Long-Term Investments	93.7%
Short-Term Investments and Other Assets and Liabilities	6.3%

Net Assets	100.0%

MassMutual Premier Discovery Value Fund Country Weightings (% of Net Assets) on 10/31/10 (Unaudited)

United States	79.2%
Bermuda	5.3%
Switzerland	3.9%
Ireland	1.7%
Canada	1.6%
United Kingdom	1.0%
Netherlands	0.7%
Germany	0.3%

Total Long-Term Investments	93.7%
Short-Term Investments and Other Assets and Liabilities	6.3%

Net Assets	100.0%

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Discovery Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell Midcap Value Index and the Russell 2500 Value Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Since Inception Average Annual 12/1/05 - 10/31/10
Class S	21.18%	1.83%
Class A	20.65%	1.35%
Class A (sales load deducted)*	13.71%	0.14%
Class Y	20.94%	1.77%
Class L	20.88%	1.62%
Class N	20.26%	1.06%
Class N (CDSC fees deducted)*	19.26%	1.06%
Russell Midcap Value Index#	27.49%	2.72%
Russell 2500 Value Index	26.88%	1.98%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index and the Russell 2500 Value Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Main Street Small Cap Fund, and who is the Fund’s subadviser?

This Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P Small Cap 600 Index. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 24.81%, underperforming the 26.58% return of the Russell 2000 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

The Fund’s performance over the period, relative to the benchmark, was negatively affected by stock selection in the information technology sector, which overwhelmed positive results in most other sectors, notably health care and consumer staples. Sector weightings in the portfolio were very close to benchmark weights, and therefore had little impact on the Fund’s relative performance.

Some of the top individual stock contributors during the reporting period included business-to-business software maker TIBCO Software, aircraft component supplier BE Aerospace and agriculture-oriented retailer Tractor Supply Co. TIBCO reported a series of positive sales and earnings surprises, as its real-time business process management and optimization tools continued to drive results. The stock more than doubled in price and approached our near-term price target, so we moderately trimmed the portfolio’s position. BE Aerospace, a manufacturer of seating and other interior components for commercial aircraft, experienced strong order activity in both its original-equipment and after-market businesses, as rising airline traffic spurred both new airplane orders and cabin upgrade spending. Tractor Supply posted consistently solid gains in same-store sales, driven in part by the recent introduction of brand-name large animal feeds that had previously been available only through local specialty dealers. The branded feeds drove additional store traffic, including many first-time Tractor Supply shoppers.

Conversely, some of the key detractors from the Fund’s performance for the period were for-profit college Education Management and genetic test provider Genoptix Inc. Education Management’s stock fell along with its industry peers, as for-profit education providers came under intense criticism by Congress and the Department of Education regarding the relative costs and benefits to students, and loan repayment rates. Despite our belief that quality providers like Education Management are being unfairly tarnished by the bad actions of certain smaller players, we sold the stock, as this issue is unlikely to be resolved in the near term, in our view. Finally, Genoptix’s sales slowed after several quarters of rapid growth, due at least partly to increased competition and sales force and management execution issues. We sold the position, as we had little confidence in the resolution of those issues.

Subadviser outlook

The stock market’s sharp rally off of August lows was fueled in large part by expectations of a Republican takeover of the House of Representatives and of additional quantitative easing by the Federal Reserve (the “Fed”) designed to pump money into the economy and lower interest rates by purchasing large amounts of government debt. Both events transpired as of early November, and the S&P 500® Index continued to rally, punching through the April market highs.

In our view, the market has a bit of a conundrum. Fiscal and monetary policy are both highly stimulative, with the Fed working to keep interest rates low and Congress likely to extend the Bush tax cuts at least for a year or two. However, unemployment remains stubbornly high and we may be experiencing another downturn in the housing market due to mortgage processing difficulties at major banks, which are slowing foreclosures and home dispositions. These factors may keep consumers reluctant to spend heavily, a key component to a U.S. economic recovery.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

The net impact of these opposing forces should be an environment of slow and perhaps unsteady economic growth, possibly for years to come. Our belief is that this economic scenario will likely create a more bifurcated stock market in which well-run, financially strong companies do well and lower-quality companies lag.

MassMutual Premier Main Street Small Cap Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Holly Corp.	1.2%
Blue Coat Systems, Inc.	1.2%
MSCI, Inc. Class A	1.1%
Old Dominion Freight Line, Inc.	1.1%
The Children’s Place Retail Store, Inc.	1.0%
Phillips-Van Heusen Corp.	1.0%
Bally Technologies, Inc.	1.0%
NeuStar, Inc. Class A	1.0%
TIBCO Software, Inc.	0.9%
Health Management Associates, Inc. Class A	0.9%

10.4%

MassMutual Premier Main Street Small Cap Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Financial	19.8%
Consumer, Non-cyclical	18.5%
Industrial	15.8%
Consumer, Cyclical	12.3%
Technology	11.1%
Communications	10.2%
Energy	4.6%
Basic Materials	3.5%
Utilities	3.1%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Main Street Small Cap Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Since Inception Average Annual 9/27/06 - 10/31/10
Class S	24.81%	0.52%
Class A	24.29%	0.06%
Class A (sales load deducted)*	17.14%	-1.38%
Class Y	24.65%	0.39%
Class L	24.60%	0.32%
Class N	23.77%	-0.25%
Class N (CDSC fees deducted)*	22.77%	-0.25%
Russell 2000 Index	26.58%	0.61%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 10/2/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Small Company Opportunities Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund’s subadviser to be realistically valued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P Small Cap 600 Index. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 24.90%, trailing the 26.58% return of the Russell 2000 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

The Fund’s performance over the period, relative to the benchmark, was negatively affected by stock selection in the information technology sector, which overwhelmed positive results in most other sectors, notably health care and consumer staples. Sector weightings in the portfolio were very close to benchmark weights, and therefore had little impact on the Fund’s relative performance.

Some of the top individual stock contributors during the reporting period included business-to-business software maker TIBCO Software, aircraft component supplier BE Aerospace and agriculture-oriented retailer Tractor Supply Co. TIBCO reported a series of positive sales and earnings surprises, as its real-time business process management and optimization tools continued to drive results. The stock had more than doubled in price and approached our near-term price target, so we moderately trimmed the portfolio’s position. BE Aerospace, a manufacturer of seating and other interior components for commercial aircraft, experienced strong order activity in both its original-equipment and after-market businesses, as rising airline traffic spurred both new airplane orders and cabin upgrade spending. Tractor Supply posted consistently solid gains in same-store sales, driven in part by the recent introduction of brand-name large animal feeds that had previously been available only through local specialty dealers. The branded feeds drove additional store traffic, including many first-time Tractor Supply shoppers.

Conversely, some of the key detractors from the Fund’s performance for the period were for-profit college Education Management and genetic test provider Genoptix Inc. Education Management’s stock fell along with its industry peers, as for-profit education providers came under intense criticism by Congress and the Department of Education regarding the relative costs and benefits to students, and loan repayment rates. Despite our belief that quality providers like Education Management are being unfairly tarnished by the bad actions of certain smaller players, we sold the stock, as this issue is unlikely to be resolved in the near term, in our view. Finally, Genoptix’s sales slowed after several quarters of rapid growth, due at least partly to increased competition and sales force and management execution issues. We sold the position, as we had little confidence in the resolution of those issues.

Subadviser outlook

The stock market’s sharp rally off of August lows was fueled in large part by expectations of a Republican takeover of the House of Representatives and of additional quantitative easing by the Federal Reserve (the “Fed”) designed to pump money into the economy and lower interest rates by purchasing large amounts of government debt. Both events have now transpired as of early November, and the S&P 500® Index continued to rally, punching through the April market highs.

In our view, the market has a bit of a conundrum. Fiscal and monetary policy are both highly stimulative, with the Fed working to keep interest rates low and Congress likely to extend the Bush tax cuts at least for a year or two. However, unemployment remains stubbornly high and we may be experiencing another downturn in the housing market due to mortgage processing difficulties at major banks, which are slowing foreclosures and home dispositions. These factors may keep consumers reluctant to spend heavily, a key component to a U.S. economic recovery.

The net impact of these opposing forces should be an environment of slow and perhaps unsteady economic growth, possibly for years to come. Our belief is that this economic scenario will likely create a more bifurcated stock market in which well-run, financially strong companies do well and lower-quality companies lag.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Premier Small Company Opportunities Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Holly Corp.	1.2%
Blue Coat Systems, Inc.	1.2%
MSCI, Inc. Class A	1.1%
Old Dominion Freight Line, Inc.	1.1%
The Children’s Place Retail Store, Inc.	1.0%
Phillips-Van Heusen Corp.	1.0%
Bally Technologies, Inc.	1.0%
NeuStar, Inc. Class A	1.0%
TIBCO Software, Inc.	0.9%
Health Management Associates, Inc. Class A	0.9%

10.4%

MassMutual Premier Small Company Opportunities Fund Sector Table (% of Net Assets) on 10/31/10 (Unaudited)

Financial	19.7%
Consumer, Non-cyclical	18.3%
Industrial	15.8%
Consumer, Cyclical	12.3%
Technology	11.0%
Communications	10.2%
Energy	4.6%
Basic Materials	3.5%
Utilities	3.1%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class A, Class A (sales load deducted) and the Russell 2000 Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class A	24.39%	1.20%	6.04%
Class A (sales load deducted)*	17.24%	0.01%	5.42%
Russell 2000 Index	26.58%	3.07%	4.89%

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class S, Class Y, Class L and the Russell 2000 Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 11/1/04 - 10/31/10
Class S	24.90%	1.66%	2.57%
Class Y	24.83%	1.57%	2.48%
Class L	24.77%	1.48%	2.38%
Russell 2000 Index	26.58%	3.07%	4.52%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 17.88%, significantly outperforming the 12.74% return of the Morgan Stanley Capital International (“MSCI®”) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

High levels of debt in the developed world, both at the government and individual levels, and what will be a slow process to bring this situation down to more sustainable levels, put pressure on growth rates. Consumer debt in the U.S., for example, fell for seven consecutive quarters. Unemployment stayed stubbornly high and housing markets in many economies – most significantly in the United States – remained deeply troubled. Understandably, consumer confidence remained fragile. Additionally, there was a crisis of confidence in a number of the countries in the euro zone and bank stress tests that many consider insufficiently stringent.

In contrast, emerging-market growth was strong throughout the period. Indeed, this growth was so strong that many countries implemented more-aggressive monetary policies intended to rein in growth to sustainable levels and keep a lid on inflation.

Our thematic, bottom-up approach is consistent and unchanging. We build the portfolio from the bottom up, with the emphasis on well-managed companies that are strongly financed and cash generative. This approach has ordinarily led the portfolio to a heavily overweight position, relative to the benchmark, in two sectors, information technology and consumer discretionary, which were the two largest contributors to the Fund’s outperformance for the year. In consumer discretionary, our best-performing stocks included LVMH Moet Hennessy, the world’s largest luxury goods company, and Inditex, the Spanish retail group best known for its Zara retail clothing chain. Carnival Corp., the leading cruise line operator, and McDonald’s also boosted Fund returns for the period.

In information technology, Altera, a manufacturer of programmable logic devices, and Infosys Technologies, the Indian business software and outsourcing giant, were among the major contributors to Fund performance.

Only three sectors held back performance over the period. The Fund’s underweight position in the materials sector was a small negative, while weak performance by Zimmer Holdings in health care and Japanese group KDDI Corp. in telecommunication services weighed on Fund returns.

Subadviser outlook

We anticipate overall growth, at least in the developed world, will continue to be sub-par in the near term. Still, this does not translate into caution over equities. We are positive about stocks in general and the Fund in particular. When we see a mass movement to the “safety” of bonds and articles doubting the near-term prospects of equities, we detect real opportunity. Growth may be a scarcer commodity in the developed world, but not necessarily among the companies that the portfolio holds. Certainly from our perspective, with our long-term (three- to five-year) view, we see tremendous potential. Valuations are low by historic standards, particularly when measured against bonds. We do not attempt to second-guess the short term, but our confidence in the long-term outlook is quite high.

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Telefonaktiebolaget LM Ericsson Class B	4.0%
Siemens AG	2.9%
eBay, Inc.	2.7%
Credit Suisse Group	2.2%
Juniper Networks, Inc.	2.0%
Altera Corp.	1.9%
LVMH Moet Hennessy Louis Vuitton SA	1.8%
Intuit, Inc.	1.8%
Carnival Corp.	1.8%
Oppenheimer Institutional Money Market Fund Class E	1.8%

22.9%

MassMutual Premier Global Fund Country Weightings (% of Net Assets) on 10/31/10 (Unaudited)

United States	35.8%
Japan	10.6%
Germany	8.7%
Sweden	6.6%
Switzerland	6.3%
United Kingdom	5.7%
France	5.1%
Mexico	3.4%
Netherlands	3.4%
Spain	2.6%
Italy	2.4%
India	2.0%
Brazil	1.9%
Panama	1.8%
Taiwan	1.8%
Ireland	0.9%
Finland	0.8%
Republic of Korea	0.1%

Total Long-Term Investments	99.9%
Other Assets and Liabilities	0.1%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI World Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Since Inception Average Annual 12/31/04 - 10/31/10
Class S	17.88%	4.06%	4.54%
Class A	17.23%	3.50%	3.99%
Class A (sales load deducted)*	10.49%	2.28%	2.94%
Class Y	17.75%	3.92%	4.40%
Class L	17.65%	3.82%	4.30%
Class N	17.26%	3.43%	3.90%
Class N (CDSC fees deducted)*	16.26%	3.43%	3.90%
MSCI World Index	12.74%	2.55%	2.81%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of foreign companies. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 14.81%, significantly outpacing the 8.36% return of the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Top-performing industry groups – such as consumer durables and apparel, software and services, and capital goods – helped drive the Fund’s strong performance during the period. Conversely, portfolio holdings in pharmaceuticals, biotechnology and life sciences, insurance and diversified financials hindered Fund results. Geographically, the top-performing countries were the United Kingdom, Spain, France and Switzerland, whereas Fund holdings in Australia and Sweden fared the worst.

The common stocks that contributed the most to Fund results over the period were Aggreko, Burberry and Infosys Technologies. Aggreko, which leases large electric generation equipment, was a beneficiary of the return to economic growth in the developed world. Burberry, the British luxury goods group, rose 87% over the period – thanks to renewed consumption of luxury items in Europe. Infosys Technologies, an Indian outsourcing company, rose 45% during the 12 months. We began to sell some of this position due to its performance and a change to its investment thesis. Our view is that Infosys’s plans to become a global consulting firm along the lines of Accenture will erode its valuation premium and change its competitive advantage.

Among the largest detractors from the Fund’s performance, relative to the benchmark, were Ceres Power, QBE Insurance and Alstom. Ceres Power is a development stage company that has devised a small, robust fuel cell made from non-exotic materials. Production delays during the period led to its underperformance. QBE Insurance, an Australian general insurer, dropped 12% over the period, as the company reported reduced profit margins due to a soft general insurance market in the Americas, Europe and Australia. We reduced our exposure to QBE Insurance because of its lack of growth prospects. Finally, Alstom, a power and railroad equipment manufacturer based in France, fell 25% over the period. Alstom’s problems stemmed from its heavy exposure to coal-fired generation plants. In the developed world, heavy regulations and uncertainty surrounding greenhouse gas emissions have virtually halted new construction of coal-fired power plants. At the same time, emerging-market competitors are, in our opinion, poised to threaten Alstom’s competitive position. As always, the decision to remove a position from the portfolio hinges on a change in the long-term investment thesis of a company. Consequently, we eliminated Alstom from the portfolio.

Subadviser outlook

Our investment strategy centers on finding companies with long-term structural growth drivers, unique business models and self-financed growth. We buy such stocks when they are out of favor. At the close of the period, the portfolio was heavily weighted in sectors with growth characteristics, such as information technology and health care. Our goal is to build a portfolio of outstanding companies with long-term earnings growth at reasonable prices.

With respect to market conditions, most inflows during the reporting period were to bond funds. In addition, high-yield bond issuance and demand were high. We believe these to be bullish indicators for equities – particularly those with high dividend yields, low debt and large cash balances. In our view, as growth becomes scarce, true growth companies will garner a greater premium in the market in the future.

Finally, our view is that sales growth for companies will remain subdued. Overall, however, companies have increased their earnings power as a result of the difficult operating environment of the past two years. Companies have cut costs considerably and margins are mainly healthy. We see evidence that these organizations are retaining their earnings and finding uses for their capital beyond returning it to shareholders. We believe that true growth companies will, because of their scarcity, rise to a premium relative to the market.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Autonomy Corp. PLC	2.5%
Nidec Corp.	2.5%
Telefonaktiebolaget LM Ericsson Class B	2.3%
Capita Group PLC	2.1%
Aggreko PLC	1.9%
Aalberts Industries NV	1.8%
Burberry Group PLC	1.7%
ICAP PLC	1.7%
Inditex SA	1.6%
Bunzl PLC	1.6%

19.7%

MassMutual Premier International Equity Fund Country Weightings (% of Net Assets) on 10/31/10 (Unaudited)
United Kingdom	26.6%
Switzerland	13.0%
Japan	10.1%
France	7.5%
Netherlands	6.9%
Germany	5.6%
Australia	4.7%
Spain	4.2%
United States	3.5%
Italy	3.4%
Sweden	2.9%
Brazil	2.4%
India	1.9%
Ireland	1.7%
South Africa	1.2%
Panama	0.8%
Canada	0.8%
Denmark	0.7%
Austria	0.5%
Mexico	0.5%
Republic of Korea	0.4%
Finland	0.4%
Bermuda	0.1%
Lebanon	0.0%

Total Long-Term Investments	99.8%
Other Assets and Liabilities	0.2%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Five Year Average Annual 11/1/05 - 10/31/10	Ten Year Average Annual 11/1/00 - 10/31/10
Class S	14.81%	6.49%	2.81%
Class A	14.39%	6.03%	2.37%
Class A (sales load deducted)*	7.81%	4.78%	1.76%
Class Y	14.80%	6.45%	2.79%
Class L	14.64%	6.30%	2.63%
MSCI EAFE Index	8.36%	3.31%	3.16%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Focused International Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital appreciation by normally investing a minimum of 90% of its net assets in equity securities. The Fund may invest in developed and emerging markets, however will typically invest in a minimum of 30 issuers organized, headquartered or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 11.61%, ahead of the 8.36% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

On a regional basis, the largest contributor to the Fund’s performance was the portfolio’s allocation to stocks of companies in the Pacific region (excluding Japan) and the UK. Favorable stock selection was the main driver in both cases. These positive influences on Fund returns were offset, to some extent, by weak performance from the portfolio’s emerging-market holdings.

From a market sector perspective, the portfolio benefited from owning companies in the materials sector, especially gold mining companies and agricultural commodity companies. These companies are typically impacted less (than some other sectors) by a slow economy, because the demand for gold and food is less dependent on the growth of the economy. Yara International, a Norwegian fertilizer company, was the Fund’s best-performing stock during the period, benefiting from a strong rise in soft commodity prices when adverse weather conditions and low inventories led to higher crop prices. Stock selection within the financials sector was strong due to the portfolio’s underweight position relative to the benchmark in European banks, which were poor performers throughout the year. The Fund’s holding in UK-based online auto insurer Admiral also performed well, driven by rising policy premiums. As the lowest-cost provider in its segment of the business, Admiral gained significant market share when competitors were forced to raise prices due to the low interest rate environment.

On the downside, the Fund’s progress was offset somewhat by weak stock selection within the industrials sector. Most of the underperformance was due to the Fund’s holding in UK-based bank note printer De La Rue, which performed poorly as a result of production problems at one of its bank-note printing operations.

Subadviser outlook

Our view is that the recovery from the financial and economic crisis will continue, but that real growth in the Western world will be at lower levels than in past decades. In an extended period of lower economic growth, we believe that companies that can continue to grow earnings will perform well. Consequently, getting more of these types of holdings into the portfolio remains our primary focus. We are avoiding European banks, as the weak lending growth outlook and ongoing sovereign debt issues in Europe do not look favorable in the near term. We also continue to believe that monetary policy in the West will remain extremely loose. The Fund has significant positions in gold miners and agricultural commodity stocks, as we expect commodity prices will remain firm in this challenging environment.

We are managing the portfolio with a heightened awareness of both the economic environment and the bond market, which is consistent with our view that higher bond yields would effectively kill an economic recovery. We are also managing the portfolio with an acute awareness of the political environment – as we believe that political posturing and action, general strikes, global currency intervention and protectionist policies all are likely to continue.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

MassMutual Premier Focused International Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Centamin Egypt Ltd.	2.7%
Israel Chemicals Ltd.	2.4%
Syngenta AG	2.4%
Grifols SA	2.3%
Suez Environnement Co.	2.3%
Imperial Tobacco Group PLC	2.3%
Fresenius SE	2.2%
Unilever NV	2.2%
SES SA	2.2%
Deutsche Boerse AG	2.2%

23.2%

MassMutual Premier Focused International Fund Country Weightings (% of Net Assets) on 10/31/10 (Unaudited)

United Kingdom	20.9%
Japan	14.7%
Germany	8.5%
Switzerland	8.1%
France	7.8%
Australia	5.3%
Netherlands	4.1%
Brazil	3.7%
Hong Kong	3.7%
Israel	2.4%
Spain	2.3%
Luxembourg	2.2%
Guernsey	2.1%
Cayman Islands	2.1%
Norway	2.1%
Republic of Korea	2.1%
Singapore	1.9%
Channel Islands	1.9%
Canada	1.8%

Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%

Net Assets	100.0%

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Since Inception Average Annual 12/1/05 - 10/31/10
Class S	11.61%	5.26%
Class A	11.14%	4.79%
Class A (sales load deducted)*	4.75%	3.54%
Class Y	11.45%	5.19%
Class L	11.42%	5.04%
Class N	10.61%	4.43%
Class N (CDSC fees deducted)*	9.61%	4.43%
MSCI EAFE Index	8.36%	2.86%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2010?

The Fund’s Class S shares returned 25.30%, outpacing the 23.56% return of the Morgan Stanley Capital International (“MSCI®”) Emerging Markets (“EM”) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2010, please see the Economic and Market Review, beginning on page 3.

What factors contributed to the Fund’s performance?

Emerging equity markets rose strongly during the period, performing well on inflows from portfolio investments and increased corporate investment activity. Smaller companies and smaller markets generally performed best in this environment. The lag in performance from large-cap stocks was notable, with major underperformers including large energy stocks such as Gazprom, Reliance Industries and Petroleo Brasileiro; major Chinese financial stocks; and other large companies, such as China Mobile, Taiwan Semiconductor and Samsung Electronics.

The period also included concerns regarding the sovereign debt positions of a number of developed countries and the gradual withdrawal of both fiscal and monetary stimulus. Consequently, countries whose equity markets performed the best were generally those with low levels of external indebtedness and more domestically focused economies, such as Peru, Chile, Turkey and Indonesia. In contrast, those with high external financing requirements underperformed, with Central Europe (Hungary, the Czech Republic and Poland) and Russia and Brazil being notably weak performers. Tighter economic policy designed to offset previous stimulus caused Chinese equities to underperform, despite the country’s strong economic performance. At the sector level, the best performers were consumer staples and consumer discretionary, while energy turned in the weakest results.

During the period, the portfolio’s overweight positions, relative to the benchmark, in Indonesia and Turkey and its underweight position in Brazil contributed to performance. The Fund’s underweight position in India would have detracted from returns, had it not been for extremely strong stock selection. Conversely, the Fund’s overweight positions in Russia and China detracted from performance, as did some of the stocks in the portfolio’s information technology sector.

Subadviser outlook

Emerging-market demand remains much stronger than in the developed world. With growth still forecast to be unimpressive in the developed world, equity investors are increasingly turning to emerging markets, and flows into emerging market funds have been extremely strong in the recent environment, which has been positive for emerging-market companies and markets.

Valuations continue to look attractive in emerging markets. Our view is that the hunt for yield and the search for growth should continue to lead investors toward emerging-market equities, so we continue to expect a powerful reallocation of international investments into emerging markets.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 10/31/10 (Unaudited)

Samsung Electronics Co. Ltd.	4.9%
Hyundai Mobis	3.4%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	3.1%
China Construction Bank Corp. Class H	2.9%
Sberbank	2.9%
Naspers Ltd.	2.9%
Industrial & Commercial Bank of China	2.9%
Koc Holding AS	2.8%
CNOOC Ltd.	2.7%
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	2.6%

31.1%

MassMutual Premier Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 10/31/10 (Unaudited)
Republic of Korea	15.9%
Brazil	13.2%
Cayman Islands	7.9%
China	7.2%
India	7.1%
Turkey	6.3%
Russia	5.7%
Bermuda	5.4%
Taiwan	5.3%
Hong Kong	3.8%
Mexico	3.5%
Indonesia	3.4%
South Africa	2.9%
Channel Islands	2.6%
Peru	2.2%
Egypt	1.6%
United Kingdom	1.2%
Netherlands	1.1%
Luxembourg	0.9%
Singapore	0.8%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 11/1/09 - 10/31/10	Since Inception Average Annual 11/3/08 - 10/31/10
Class S	25.30%	43.81%
Class A	24.70%	43.15%
Class A (sales load deducted)*	17.53%	38.96%
Class Y	25.14%	43.66%
Class L	25.02%	43.46%
MSCI Emerging Markets Index	23.56%	42.41%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

October 31, 2010

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 101.9%
Commercial Paper — 82.5%
7-Eleven, Inc. (a) 0.200% 11/12/10	$10,775,000	$10,774,342
7-Eleven, Inc. (a) 0.200% 11/15/10	2,200,000	2,199,829
7-Eleven, Inc. (a) 0.200% 11/18/10	1,750,000	1,749,835
Abbey National North America LLC 0.370% 12/15/10	5,000,000	4,997,739
Abbey National North America LLC 0.370% 12/21/10	5,000,000	4,997,431
Abbey National North America LLC 0.400% 12/03/10	6,085,000	6,082,836
Abbot Laboratories (a) 0.220% 11/23/10	15,495,000	15,492,917
American Honda Finance Corp. 0.280% 11/19/10	16,000,000	15,997,760
Archer-Daniels-Midland Co. (a) 0.190% 11/05/10	5,500,000	5,499,884
Archer-Daniels-Midland Co. (a) 0.210% 11/03/10	5,000,000	4,999,942
Archer-Daniels-Midland Co. (a) 0.210% 11/09/10	5,290,000	5,289,753
Bank of America Corp. 0.210% 11/01/10	10,000,000	10,000,000
Bank of America Corp. 0.290% 11/05/10	7,000,000	6,999,774
BASF SE (a) 0.210% 11/02/10	1,050,000	1,049,994
BASF SE (a) 0.210% 12/22/10	15,000,000	14,995,537
Basin Electric Power Cooperative, Inc. (a) 0.270% 11/30/10	16,000,000	15,996,520
BG Energy Finance, Inc. (a) 0.250% 11/10/10	9,000,000	8,999,437
BG Energy Finance, Inc. (a) 0.310% 12/15/10	7,000,000	6,997,348
Brown-Forman Corp. (a) 0.210% 12/15/10	10,500,000	10,497,305
Cargill, Inc. (a) 0.220% 11/08/10	5,000,000	4,999,786
Cargill, Inc. (a) 0.260% 1/12/11	4,000,000	3,997,920
Cargill, Inc. (a) 0.270% 1/11/11	7,050,000	7,046,246
Caterpillar Financial Services Corp. 0.240% 11/19/10	3,000,000	2,999,640
Citigroup Funding, Inc. 0.280% 1/03/11	16,000,000	15,992,160

	Principal Amount	Value
The Coca-Cola Co. (a) 0.220% 11/29/10	$13,300,000	$13,297,724
ConocoPhillips Qatar Funding Ltd. (a) 0.250% 11/04/10	4,850,000	4,849,899
ConocoPhillips Qatar Funding Ltd. (a) 0.250% 11/09/10	9,700,000	9,699,461
ConocoPhillips Qatar Funding Ltd. (a) 0.290% 1/12/11	1,500,000	1,499,130
Deutsche Bank Financial LLC 0.250% 1/12/11	16,000,000	15,992,000
General Electric Capital Corp. 0.210% 11/29/10	5,200,000	5,199,151
General Electric Capital Corp. 0.220% 11/26/10	10,800,000	10,798,350
HSBC Finance Corp. 0.260% 1/18/11	16,000,000	15,990,987
Illinois Tool Works, Inc. (a) 0.210% 11/05/10	4,000,000	3,999,907
International Business Machines Corp. (a) 0.180% 11/02/10	16,000,000	15,999,920
John Deere Capital Corp. (a) 0.200% 11/05/10	8,100,000	8,099,820
John Deere Capital Corp. (a) 0.210% 11/02/10	2,275,000	2,274,987
JP Morgan Chase & Co. 0.250% 11/16/10	14,800,000	14,798,458
McDonald’s Corp. (a) 0.200% 11/04/10	7,900,000	7,899,868
Merck & Co., Inc. (a) 0.210% 12/07/10	5,800,000	5,798,782
Merck & Co., Inc. (a) 0.220% 12/13/10	10,200,000	10,197,382
National Rural Utilities Cooperative Finance Corp. 0.250% 11/17/10	16,000,000	15,998,222
Natixis Banques Populaires US Financial Co. LLC 0.375% 12/06/10	16,000,000	15,994,167
Nokia Corp. (a) 0.230% 11/15/10	16,000,000	15,998,569
NSTAR Electric Co. (a) 0.190% 11/03/10	8,500,000	8,499,910
NSTAR Electric Co. 0.210% 11/04/10	7,500,000	7,499,869
PepsiCo, Inc. (a) 0.210% 11/01/10	4,600,000	4,600,000
PepsiCo, Inc. (a) 0.210% 11/08/10	9,700,000	9,699,604
Praxair, Inc. 0.200% 11/03/10	8,380,000	8,379,907
Rabobank USA Financial Corp. 0.260% 2/07/11	5,000,000	4,996,461

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rabobank USA Financial Corp. 0.260% 2/08/11	$10,920,000	$10,912,192
Reckitt Benckiser Treasury Services PLC (a) 0.270% 1/05/11	16,000,000	15,992,200
Royal Bank of Scotland Group PLC (a) 0.375% 11/08/10	600,000	599,956
Royal Bank of Scotland Group PLC (a) 0.380% 2/28/11	15,000,000	14,981,158
Sigma Aldrich Corp. (a) 0.210% 11/05/10	10,000,000	9,999,767
Toyota Motor Credit Corp. 0.220% 11/04/10	2,000,000	1,999,963
Wachovia Bank NA 0.366% 12/02/10	16,000,000	16,001,389
Wisconsin Gas LLC 0.220% 11/05/10	2,625,000	2,624,936
Wisconsin Gas LLC 0.230% 11/01/10	5,000,000	5,000,000
Wisconsin Gas LLC 0.230% 11/12/10	2,145,000	2,144,849

		506,972,880

Discount Notes — 10.4%
Federal Farm Credit Bank 0.210% 5/12/11	1,000,000	998,880
Federal Farm Credit Bank 0.360% 3/18/11	1,000,000	998,630
Federal Home Loan Bank 0.145% 11/19/10	6,500,000	6,499,529
Federal Home Loan Bank 0.160% 12/01/10	3,170,000	3,169,577
Federal Home Loan Bank 0.160% 12/03/10	3,725,000	3,724,470
Federal Home Loan Bank 0.170% 12/01/10	800,000	799,887
Federal Home Loan Bank 0.175% 11/12/10	3,000,000	2,999,840
Federal Home Loan Bank 0.175% 12/31/10	5,000,000	4,998,542
Federal Home Loan Bank 0.230% 11/26/10	925,000	924,852
Federal Home Loan Bank 0.230% 4/25/11	500,000	499,441
Federal Home Loan Bank 0.240% 8/04/11	800,000	798,528
Federal Home Loan Mortgage Corp. 0.160% 11/29/10	582,000	581,928
Federal Home Loan Mortgage Corp. 0.170% 1/24/11	8,675,000	8,671,559

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.180% 12/06/10	$1,460,000	$1,459,744
Federal Home Loan Mortgage Corp. 0.205% 4/18/11	1,210,000	1,208,842
Federal Home Loan Mortgage Corp. 0.220% 3/21/11	2,270,000	2,268,058
Federal Home Loan Mortgage Corp. 0.230% 5/03/11	235,000	234,725
Federal Home Loan Mortgage Corp. 0.250% 11/15/10	255,000	254,975
Federal Home Loan Mortgage Corp. 0.250% 11/16/10	2,200,000	2,199,771
Federal Home Loan Mortgage Corp. 0.250% 6/29/11	500,000	499,167
Federal Home Loan Mortgage Corp. 0.300% 5/03/11	400,000	399,390
Federal Home Loan Mortgage Corp. 0.320% 1/10/11	500,000	499,689
Federal National Mortgage Association 0.160% 11/15/10	2,900,000	2,899,820
Federal National Mortgage Association 0.160% 11/18/10	4,450,000	4,449,664
Federal National Mortgage Association 0.175% 11/18/10	3,500,000	3,499,711
Federal National Mortgage Association 0.180% 12/14/10	500,000	499,892
Federal National Mortgage Association 0.215% 3/02/11	610,000	609,559
Federal National Mortgage Association 0.230% 5/04/11	341,000	340,599
Federal National Mortgage Association 0.250% 5/02/11	425,000	424,463
Federal National Mortgage Association 0.250% 5/09/11	500,000	499,344
Federal National Mortgage Association 0.260% 11/10/10	950,000	949,938
Federal National Mortgage Association 0.260% 5/09/11	260,000	259,645
Federal National Mortgage Association 0.265% 12/29/10	3,000,000	2,998,719
Federal National Mortgage Association 0.300% 12/30/10	100,000	99,951
Federal National Mortgage Association 0.305% 1/18/11	600,000	599,603
Federal National Mortgage Association 0.330% 12/20/10	700,000	699,686
Federal National Mortgage Association 0.380% 1/18/11	450,000	449,629

		63,970,247

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bills — 9.0%
U.S. Treasury Bill 0.133% 1/06/11	$10,000,000	$9,997,571
U.S. Treasury Bill 0.171% 12/16/10	2,570,000	2,569,452
U.S. Treasury Bill 0.195% 2/10/11	3,400,000	3,398,145
U.S. Treasury Bill 0.202% 8/25/11	20,000,000	19,966,670
U.S. Treasury Bill 0.206% 11/18/10	6,675,000	6,674,352
U.S. Treasury Bill 0.210% 11/04/10	5,000,000	4,999,913
U.S. Treasury Bill 0.220% 11/12/10	2,780,000	2,779,813
U.S. Treasury Bill 0.227% 7/28/11	5,000,000	4,991,519

		55,377,435

Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/10	18,949	18,949

TOTAL SHORT-TERM INVESTMENTS (Cost $626,339,511)		626,339,511

TOTAL INVESTMENTS — 101.9% (Cost $626,339,511) (b)		626,339,511

Other Assets/(Liabilities) — (1.9)%		(11,645,463)

NET ASSETS — 100.0%		$614,694,048

Notes to Portfolio of Investments

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $284,574,639 or 46.30% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 0.1%

PREFERRED STOCK — 0.1%
Investment Companies — 0.1%
Special Value Expansion Fund LLC 0.000% (Acquired 8/27/07, Cost $550,000) (a) (b) (c) (d)	5,500	$439,296

TOTAL PREFERRED STOCK (Cost $550,000)		439,296

TOTAL EQUITIES (Cost $550,000)		439,296

	Principal Amount
BONDS & NOTES — 73.0%

CORPORATE DEBT — 33.6%
Advertising — 0.2%
WPP Finance 8.000% 9/15/14	$765,000	911,269

Aerospace & Defense — 0.1%
Goodrich Corp. 6.125% 3/01/19	185,000	219,661
L-3 Communications Corp. 4.750% 7/15/20	50,000	52,194

		271,855

Agriculture — 0.6%
Altria Group, Inc. 9.700% 11/10/18	105,000	144,841
BAT International Finance PLC (b) 8.125% 11/15/13	1,085,000	1,286,585
Cargill, Inc. (b) 5.200% 1/22/13	1,200,000	1,300,253

		2,731,679

Banks — 1.5%
Bank of America Corp. 2.100% 4/30/12	1,500,000	1,538,330
Bank of America Corp. 5.750% 12/01/17	1,500,000	1,589,789
Bank of America Corp. 7.375% 5/15/14	1,100,000	1,247,014
Barclays Bank PLC 6.750% 5/22/19	380,000	451,475
Capital One Financial Corp. 7.375% 5/23/14	270,000	315,549
Credit Suisse AG 5.400% 1/14/20	200,000	216,637
Credit Suisse New York 5.500% 5/01/14	760,000	855,256

	Principal Amount	Value
ICICI Bank Ltd. (b) 5.500% 3/25/15	$585,000	$613,956
State Street Corp. 2.150% 4/30/12	450,000	461,833
Wells Fargo & Co. 5.625% 12/11/17	65,000	73,477

		7,363,316

Beverages — 0.5%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	435,000	490,430
Foster’s Finance Corp. (b) 6.875% 6/15/11	1,000,000	1,036,418
PepsiCo, Inc. 7.900% 11/01/18	500,000	670,403

		2,197,251

Building Materials — 0.5%
CRH America, Inc. 5.300% 10/15/13	425,000	457,471
CRH America, Inc. 8.125% 7/15/18	55,000	66,169
Lafarge SA (b) 5.500% 7/09/15	1,100,000	1,169,670
Masco Corp. 7.125% 8/15/13	400,000	430,576
Masco Corp. 7.125% 3/15/20	325,000	341,140

		2,465,026

Chemicals — 1.3%
Airgas, Inc. 4.500% 9/15/14	425,000	456,425
Ashland, Inc. 9.125% 6/01/17	250,000	288,125
Cytec Industries, Inc. 8.950% 7/01/17	125,000	156,817
The Dow Chemical Co. 4.850% 8/15/12	325,000	345,378
The Dow Chemical Co. 5.900% 2/15/15	860,000	969,088
The Dow Chemical Co. 7.600% 5/15/14	525,000	617,691
The Dow Chemical Co. 8.550% 5/15/19	15,000	19,265
Ecolab, Inc. 4.875% 2/15/15	1,400,000	1,567,455
Praxair, Inc. (e) 5.250% 11/15/14	1,250,000	1,435,380
Valspar Corp. 7.250% 6/15/19	175,000	211,694

		6,067,318

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Coal — 0.1%
Consol Energy, Inc. (b) 8.250% 4/01/20	$275,000	$306,625

Commercial Services — 0.7%
Brambles USA, Inc. (b) 3.950% 4/01/15	510,000	530,940
Deluxe Corp. 7.375% 6/01/15	180,000	187,200
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	465,000	486,779
Equifax, Inc. 6.300% 7/01/17	800,000	905,801
ERAC USA Finance LLC (b) 5.800% 10/15/12	1,000,000	1,080,301

		3,191,021

Computers — 0.3%
Brocade Communications Systems, Inc. 6.625% 1/15/18	80,000	85,200
Brocade Communications Systems, Inc. 6.875% 1/15/20	40,000	43,000
Computer Sciences Corp. 5.500% 3/15/13	250,000	270,741
EMC Corp., Convertible 1.750% 12/01/13	400,000	570,500
HP Enterprise Services LLC Series B 6.000% 8/01/13	475,000	539,385

		1,508,826

Diversified Financial — 4.7%
American Express Co. 7.250% 5/20/14	545,000	637,810
American Express Co. 8.125% 5/20/19	200,000	256,914
American Express Credit Corp. 7.300% 8/20/13	860,000	983,444
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,000,000	1,220,192
BlackRock, Inc. 2.250% 12/10/12	950,000	976,306
BlackRock, Inc. 5.000% 12/10/19	300,000	328,461
Citigroup, Inc. 2.125% 4/30/12	1,200,000	1,231,110
Citigroup, Inc. 5.375% 8/09/20	625,000	657,793
Citigroup, Inc. 5.500% 10/15/14	320,000	349,920
Citigroup, Inc. 5.500% 2/15/17	840,000	887,074
Citigroup, Inc. 6.375% 8/12/14	585,000	656,606
Citigroup, Inc. 6.500% 8/19/13	720,000	803,370

	Principal Amount	Value
Eaton Vance Corp. 6.500% 10/02/17	$575,000	$679,268
General Electric Capital Corp. 3.500% 8/13/12	590,000	614,308
General Electric Capital Corp. 5.900% 5/13/14	485,000	551,453
The Goldman Sachs Group, Inc. 1.625% 7/15/11	3,750,000	3,785,227
The Goldman Sachs Group, Inc. 5.150% 1/15/14	250,000	272,672
The Goldman Sachs Group, Inc. 5.625% 1/15/17	275,000	294,601
The Goldman Sachs Group, Inc. 6.000% 5/01/14	675,000	758,292
The Goldman Sachs Group, Inc. 6.150% 4/01/18	385,000	431,104
HSBC Finance Corp. 6.375% 10/15/11	175,000	183,822
International Lease Finance Corp. 5.625% 9/20/13	300,000	301,875
Lazard Group LLC 6.850% 6/15/17	650,000	697,700
Lazard Group LLC 7.125% 5/15/15	805,000	889,193
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,800,000	1,915,529
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	50,000	71,355
SLM Corp. 5.000% 10/01/13	1,100,000	1,104,589
TD Ameritrade Holding Corp. 4.150% 12/01/14	155,000	165,232
Textron Financial Corp. 5.125% 11/01/10	1,130,000	1,130,000

		22,835,220

Electric — 3.6%
Allegheny Energy Supply (b) 8.250% 4/15/12	975,000	1,053,482
Ameren Corp. 8.875% 5/15/14	545,000	632,660
Carolina Power & Light Co. 5.125% 9/15/13	780,000	870,622
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	250,000	294,893
CMS Energy Corp. 6.250% 2/01/20	325,000	345,740
CMS Energy Corp. 6.300% 2/01/12	65,000	67,617
CMS Energy Corp. 8.500% 4/15/11	1,115,000	1,146,346

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Entergy Gulf States, Inc. 5.250% 8/01/15	$306,000	$306,034
IPALCO Enterprises, Inc. 8.625% 11/14/11	3,165,000	3,346,987
Kansas Gas & Electric Co. 5.647% 3/29/21	437,050	459,350
Kiowa Power Partners LLC (b) 4.811% 12/30/13	214,585	222,383
MidAmerican Funding LLC 6.750% 3/01/11	1,000,000	1,020,763
Mirant Mid-Atlantic LLC Series 2001 Class A 8.625% 6/30/12	328,782	338,646
Monongahela Power 6.700% 6/15/14	500,000	572,131
Nevada Power Co. Series L 5.875% 1/15/15	650,000	746,659
NRG Energy, Inc. 8.500% 6/15/19	400,000	428,000
Pacific Gas & Electric Co. 4.800% 3/01/14	950,000	1,049,679
PPL Energy Supply LLC 6.300% 7/15/13	600,000	669,932
Tampa Electric Co. 6.375% 8/15/12	750,000	817,031
Tenaska Oklahoma (b) 6.528% 12/30/14	255,375	252,226
TransAlta Corp. 5.750% 12/15/13	1,250,000	1,390,800
TransAlta Corp. 6.650% 5/15/18	300,000	350,967
Tri-State Generation & Transmission Association Series 2003 Class A (b) 6.040% 1/31/18	482,713	525,337
Wisconsin Public Service Corp. 5.650% 11/01/17	450,000	524,304

		17,432,589

Electronics — 0.2%
Agilent Technologies, Inc. 2.500% 7/15/13	550,000	561,658
Amphenol Corp. 4.750% 11/15/14	180,000	195,806
Arrow Electronics, Inc. 6.000% 4/01/20	335,000	359,627

		1,117,091

Entertainment — 0.2%
International Game Technology 5.500% 6/15/20	250,000	264,127
Peninsula Gaming LLC 8.375% 8/15/15	515,000	545,900

		810,027

	Principal Amount	Value
Environmental Controls — 0.3%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	$590,000	$597,405
Republic Services, Inc. 5.000% 3/01/20	750,000	816,157
Waste Management, Inc. 6.100% 3/15/18	35,000	40,725

		1,454,287

Foods — 0.9%
Delhaize Group 6.500% 6/15/17	1,180,000	1,402,759
Kellogg Co. 5.125% 12/03/12	855,000	928,050
Kraft Foods, Inc. 4.125% 2/09/16	525,000	571,522
Kraft Foods, Inc. 5.375% 2/10/20	540,000	604,997
The Kroger Co. 7.500% 1/15/14	260,000	307,837
Ralcorp Holdings, Inc. 4.950% 8/15/20	275,000	287,338
Sara Lee Corp. 3.875% 6/15/13	60,000	63,903

		4,166,406

Forest Products & Paper — 0.3%
International Paper Co. 9.375% 5/15/19	105,000	138,656
Rock-Tenn Co. 5.625% 3/15/13	180,000	188,100
Rock-Tenn Co. 8.200% 8/15/11	650,000	684,937
Rock-Tenn Co. 9.250% 3/15/16	375,000	410,625
Verso Paper Holdings LLC 11.500% 7/01/14	200,000	223,000

		1,645,318

Gas — 0.1%
Southwest Gas Corp. 8.375% 2/15/11	375,000	382,653

Hand & Machine Tools — 0.4%
Black & Decker Corp. 8.950% 4/15/14	750,000	925,933
Kennametal, Inc. 7.200% 6/15/12	950,000	986,670

		1,912,603

Health Care – Products — 0.6%
Beckman Coulter, Inc. 6.000% 6/01/15	295,000	335,968

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Beckman Coulter, Inc. 7.000% 6/01/19	$235,000	$278,992
Boston Scientific Corp. 4.500% 1/15/15	1,265,000	1,329,096
Boston Scientific Corp. 6.000% 1/15/20	315,000	345,523
Covidien International Finance SA 5.450% 10/15/12	600,000	653,164

		2,942,743

Health Care – Services — 0.2%
CIGNA Corp. 5.125% 6/15/20	200,000	217,237
Roche Holdings, Inc. (b) 5.000% 3/01/14	500,000	560,782
Roche Holdings, Inc. (b) 6.000% 3/01/19	110,000	132,712

		910,731

Holding Company – Diversified — 0.2%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	380,000	420,378
Leucadia National Corp. 7.000% 8/15/13	460,000	492,200

		912,578

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	135,000	160,734

Insurance — 1.1%
Aflac, Inc. 8.500% 5/15/19	170,000	217,659
Berkshire Hathaway, Inc. 3.200% 2/11/15	975,000	1,036,414
CNA Financial Corp. 7.350% 11/15/19	320,000	360,645
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	515,000	529,668
Lincoln National Corp. 4.300% 6/15/15	200,000	212,912
Metropolitan Life Global Funding I (b) 2.875% 9/17/12	465,000	479,516
Principal Financial Group, Inc. 8.875% 5/15/19	175,000	228,607
Prudential Financial, Inc. 3.625% 9/17/12	480,000	499,027
Prudential Financial, Inc. 4.750% 9/17/15	640,000	697,882
Prudential Financial, Inc. 5.800% 6/15/12	1,000,000	1,067,297

		5,329,627

	Principal Amount	Value
Investment Companies — 0.1%
Xstrata Finance Canada (b) 5.800% 11/15/16	$335,000	$376,537

Iron & Steel — 0.7%
AK Steel Corp. 7.625% 5/15/20	265,000	275,931
ArcelorMittal 9.000% 2/15/15	1,290,000	1,574,890
ArcelorMittal 9.850% 6/01/19	165,000	212,838
Reliance Steel & Aluminum Co. 6.200% 11/15/16	445,000	491,076
Steel Dynamics, Inc. 7.375% 11/01/12	560,000	598,500

		3,153,235

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	500,000	503,686
Marriott International, Inc. 5.810% 11/10/15	150,000	167,294
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	54,000	57,510
Wyndham Worldwide Corp. 6.000% 12/01/16	375,000	400,455
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b) 7.750% 8/15/20	350,000	379,750

		1,508,695

Machinery – Diversified — 0.3%
Briggs & Stratton Corp. 8.875% 3/15/11	855,000	872,100
Roper Industries, Inc. 6.625% 8/15/13	720,000	814,532

		1,686,632

Manufacturing — 1.0%
Cooper US, Inc. 6.100% 7/01/17	750,000	885,663
General Electric Co. 5.250% 12/06/17	1,000,000	1,125,867
Illinois Tool Works, Inc. 5.150% 4/01/14	1,320,000	1,494,443
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	350,000	433,726
Tyco Electronics Group SA 6.000% 10/01/12	375,000	406,091
Tyco Electronics Group SA 6.550% 10/01/17	325,000	379,421

		4,725,211

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 1.4%
CBS Corp. 6.625% 5/15/11	$62,000	$63,893
Comcast Corp. (e) 5.500% 3/15/11	1,860,000	1,893,538
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 4.750% 10/01/14	1,250,000	1,372,154
McGraw-Hill Cos., Inc. 5.375% 11/15/12	750,000	801,261
NBC Universal, Inc. (b) 5.150% 4/30/20	475,000	515,444
Scholastic Corp. 5.000% 4/15/13	575,000	575,000
Thomson Corp. 5.700% 10/01/14	930,000	1,068,952
Time Warner Cable, Inc. 7.500% 4/01/14	460,000	542,476

		6,832,718

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	335,000	376,736

Mining — 1.0%
Alcoa, Inc. 6.150% 8/15/20	350,000	369,430
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,080,000	1,221,750
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	480,000	542,957
Teck Resources Ltd. 7.000% 9/15/12	250,000	266,187
Teck Resources Ltd. 9.750% 5/15/14	585,000	728,423
Teck Resources Ltd. 10.250% 5/15/16	500,000	617,500
Teck Resources Ltd. 10.750% 5/15/19	325,000	415,187
Vale Overseas Ltd. 6.250% 1/23/17	535,000	618,401

		4,779,835

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	250,000	269,220
Xerox Corp. 5.500% 5/15/12	280,000	297,406

		566,626

Office Furnishings — 0.3%
Steelcase, Inc. 6.500% 8/15/11	1,210,000	1,243,081

	Principal Amount	Value
Oil & Gas — 1.5%
Anadarko Petroleum Corp. 6.375% 9/15/17	$960,000	$1,066,476
Cenovus Energy, Inc. 4.500% 9/15/14	650,000	718,025
Devon Energy Corp. 6.300% 1/15/19	215,000	262,551
Marathon Oil Corp. 6.500% 2/15/14	520,000	598,360
Morgan Stanley (Gazprom) (b) 9.625% 3/01/13	455,000	516,425
Motiva Enterprises LLC (b) 5.750% 1/15/20	385,000	444,215
Noble Holding International Ltd. 7.375% 3/15/14	735,000	864,242
Shell International Finance BV 5.625% 6/27/11	100,000	103,429
Tesoro Corp. 6.500% 6/01/17	400,000	398,000
Transocean, Inc., Convertible 1.500% 12/15/37	400,000	392,000
Valero Energy Corp. 4.500% 2/01/15	440,000	472,283
Valero Energy Corp. 6.125% 2/01/20	380,000	420,625
XTO Energy, Inc. (e) 4.900% 2/01/14	1,000,000	1,124,540

		7,381,171

Oil & Gas Services — 0.0%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	220,000	220,000

Packaging & Containers — 0.6%
Packaging Corporation of America 5.750% 8/01/13	1,400,000	1,516,742
Pactiv Corp. 6.400% 1/15/18	200,000	202,123
Sealed Air Corp. (b) 5.625% 7/15/13	1,200,000	1,283,565

		3,002,430

Pharmaceuticals — 0.8%
Abbott Laboratories (e) 5.600% 11/30/17	1,660,000	1,975,169
Express Scripts, Inc. 6.250% 6/15/14	900,000	1,037,380
Mylan, Inc. (b) 7.625% 7/15/17	275,000	302,500
Pfizer, Inc. FRN 2.242% 3/15/11	750,000	755,587

		4,070,636

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 1.8%
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	$140,000	$147,488
DCP Midstream LLC (b) 9.750% 3/15/19	25,000	33,108
Enbridge, Inc. 5.800% 6/15/14	1,360,000	1,559,812
Enogex LLC (b) 6.875% 7/15/14	930,000	1,046,508
Enterprise Products Operating LP 7.500% 2/01/11	210,000	213,321
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	275,000	299,588
Kinder Morgan Energy Partners LP 6.000% 2/01/17	175,000	200,061
Magellan Midstream Partners LP 6.550% 7/15/19	330,000	392,361
NGPL PipeCo LLC (b) 6.514% 12/15/12	950,000	1,024,980
Plains All American Pipeline LP 4.250% 9/01/12	800,000	839,535
Plains All American Pipeline LP 5.625% 12/15/13	685,000	751,277
Southern Natural Gas Co. (b) 5.900% 4/01/17	420,000	460,639
Texas Eastern Transmission LP (b) 6.000% 9/15/17	275,000	322,154
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	600,000	670,320
Williams Partners LP 5.250% 3/15/20	665,000	726,441

		8,687,593

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	350,000	357,462

Real Estate Investment Trusts (REITS) — 0.1%
Senior Housing Properties Trust 8.625% 1/15/12	175,000	185,500
Simon Property Group LP 4.200% 2/01/15	100,000	108,186

		293,686

Retail — 0.4%
J.C. Penney Co., Inc. 5.650% 6/01/20	650,000	628,875
J.C. Penney Corp., Inc. 7.950% 4/01/17	200,000	214,000
Lowe’s Cos., Inc. 5.600% 9/15/12	425,000	461,828
Macy’s Retail Holdings, Inc. 7.500% 6/01/15	600,000	661,500

	Principal Amount	Value
Nordstrom, Inc. 6.750% 6/01/14	$150,000	$175,003

		2,141,206

Savings & Loans — 0.1%
Glencore Funding LLC (b) 6.000% 4/15/14	665,000	693,450

Software — 0.5%
CA, Inc. 5.375% 12/01/19	170,000	184,141
Fiserv, Inc. 6.125% 11/20/12	1,500,000	1,634,843
Oracle Corp. (b) 3.875% 7/15/20	350,000	364,803

		2,183,787

Storage & Warehousing — 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (b) 8.875% 3/15/18	940,000	1,026,950

Telecommunications — 3.0%
America Movil SAB de CV 5.000% 3/30/20	120,000	131,159
American Tower Corp. 5.050% 9/01/20	935,000	976,151
AT&T, Inc. 4.850% 2/15/14	1,000,000	1,108,544
British Telecommunications PLC STEP 9.375% 12/15/10	1,125,000	1,136,628
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	735,000	869,722
CenturyLink, Inc. 5.500% 4/01/13	390,000	410,615
CenturyLink, Inc. 6.150% 9/15/19	235,000	240,390
Embarq Corp. 6.738% 6/01/13	2,470,000	2,713,248
Embarq Corp. 7.082% 6/01/16	35,000	39,964
Qwest Corp. (e) 7.875% 9/01/11	1,900,000	2,002,125
Qwest Corp. 8.875% 3/15/12	400,000	439,000
Rogers Communications, Inc. 5.500% 3/15/14	260,000	292,900
Rogers Communications, Inc. 6.375% 3/01/14	450,000	519,638
Telecom Italia Capital 6.175% 6/18/14	535,000	597,750
Verizon Communications, Inc. 8.750% 11/01/18	540,000	742,391

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon New England, Inc. 6.500% 9/15/11	$500,000	$523,941
Virgin Media Secured Finance PLC 6.500% 1/15/18	860,000	922,350
Windstream Corp. (e) 7.875% 11/01/17	535,000	584,488

		14,251,004

Transportation — 0.4%
Bristow Group, Inc. 7.500% 9/15/17	1,255,000	1,302,063
Canadian National Railway Co. 5.850% 11/15/17	245,000	287,890
Ryder System, Inc. 5.000% 6/15/12	225,000	237,164

		1,827,117

Trucking & Leasing — 0.2%
GATX Corp. 4.750% 5/15/15	150,000	161,981
GATX Corp. 8.750% 5/15/14	695,000	823,416

		985,397

TOTAL CORPORATE DEBT (Cost $147,595,286)		161,397,988

MUNICIPAL OBLIGATIONS — 0.1%
Access Group, Inc., Delaware VRN 1.757% 9/01/37	400,000	374,000
State of California 5.950% 4/01/16	245,000	268,532

		642,532

TOTAL MUNICIPAL OBLIGATIONS (Cost $606,240)		642,532

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.4%
Automobile ABS — 2.9%
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	725,000	725,253
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A2 1.460% 11/06/13	961,703	962,855
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (b) 0.396% 8/20/13	675,000	660,438
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (b) 0.476% 3/20/12	1,145,833	1,144,634

	Principal Amount	Value
Bank of America Auto Trust, Series 2009-3A, Class A2 (b) 0.890% 4/16/12	$478,437	$478,744
CarMax Auto Owner Trust, Series 2010-2, Class A2 0.920% 1/15/13	1,050,000	1,052,580
CarMax Auto Owner Trust, Series 2009-2, Class A2 0.930% 6/15/12	289,349	289,665
Chesapeake Funding LLC, Series 2009-1, Class A FRN (b) 2.256% 12/15/20	787,883	796,923
DT Auto Owner Trust, Series 2010-1A, Class A2 (b) 0.990% 12/17/12	575,000	575,206
Ford Credit Auto Lease Trust, Series 2010-A, Class A2 (b) 1.040% 3/15/13	916,915	918,099
Hertz Vehicle Financing LLC, Series 2005-2A, Class A6 (b) 5.080% 11/25/11	317,667	318,399
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (b) 1.470% 10/18/12	775,000	777,469
New York City Tax Lien, Series 2010-AA, Class A (b) 1.680% 1/10/24	500,153	500,641
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	850,000	850,183
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	850,000	851,367
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A2 0.740% 7/16/12	750,000	751,421
USAA Auto Owner Trust, Series 2009-2, Class A2 0.740% 3/15/12	238,144	238,216
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 (f) 0.770% 1/22/13	900,000	900,675
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (b) 1.750% 12/17/12	535,272	535,748
Wheels SPV LLC, Series 2009-1, Class A FRN (b) 1.806% 3/15/18	709,692	713,507

		14,042,023

Commercial MBS — 4.9%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.741% 2/10/51	2,000,000	2,134,456

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	$1,265,000	$1,353,522
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	750,000	813,056
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	1,530,000	1,560,587
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	1,000,000	1,021,273
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	700,000	762,047
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/13/50	1,100,000	1,183,613
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	1,600,000	1,628,983
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.815% 12/10/49	1,125,000	1,224,861
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	850,000	901,142
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.214% 2/15/41	1,350,000	712,789
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	500,000	526,587
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.232% 5/15/41	1,375,000	1,480,382
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	975,000	1,042,213

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	$250,000	$270,488
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	975,000	997,590
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	825,000	869,418
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	2,050,000	2,118,916
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.280% 1/11/43	625,000	706,015
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 6.043% 8/15/39	750,000	833,722
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,450,000	1,469,656

		23,611,316

Home Equity ABS — 0.8%
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.616% 7/25/35	526,089	493,722
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M1 FRN 0.756% 1/25/36	225,000	180,258
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.786% 1/25/35	378,463	358,347
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.846% 12/25/34	204,868	186,107
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.486% 9/25/34	412,936	384,411
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV2 FRN 0.886% 3/25/35	270,000	243,314
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3 FRN 0.916% 3/25/35	660,000	475,306
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.706% 3/25/35	425,000	350,168

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	$1,978	$1,891
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.596% 3/25/36	685,798	614,242
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.656% 10/25/35	525,000	402,695

		3,690,461

Student Loans ABS — 5.3%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.469% 9/25/25	858,155	855,035
Access Group, Inc., Series 2003-1, Class A2 FRN 0.549% 12/27/16	226,559	226,004
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.356% 5/25/36	199,225	190,400
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.299% 3/28/17	803,884	797,514
College Loan Corp. Trust, Series 2007-1, Class A7 FRN 1.754% 1/25/47	950,000	902,940
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.757% 1/25/47	1,075,000	902,785
DB Master Finance LLC, Series 2006-1, Class A2 (b) 5.779% 6/20/31	400,000	406,500
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.592% 12/15/17	1,073,402	1,072,347
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.348% 5/25/22	1,172,588	1,171,005
Goal Capital Funding Trust, Series 2005-2, Class B FRN 0.848% 11/25/44	550,000	429,439
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.636% 9/25/35	1,358,007	1,307,751
National Collegiate Student Loan Trust, Series 2006-4, Class A1 FRN 0.286% 3/25/25	1,287,759	1,273,855
National Collegiate Student Loan Trust, Series 2005-1, Class A2 FRN 0.346% 2/26/24	360,822	360,123

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.366% 3/25/26	$456,049	$430,581
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.406% 2/25/26	496,482	491,804
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.456% 9/25/25	626,093	617,408
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5B FRN 1.108% 2/25/39	100,000	90,500
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5C FRN 1.108% 2/25/39	150,000	135,750
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.488% 5/25/27	841,442	829,774
Newport Waves CDO (Acquired 3/30/07, Cost $1,598,144), Series 2007-1A, Class A3LS FRN (b) (d) 0.891% 6/20/14	1,600,000	865,280
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.388% 10/28/26	977,115	965,831
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.489% 11/28/23	342,257	333,567
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.409% 1/15/19	700,000	665,217
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (b) 0.000% 12/15/16	250,000	249,531
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.342% 9/15/20	444,814	438,835
SLM Student Loan Trust, Series 2005-8, Class A2 FRN 0.378% 7/25/22	346,975	346,007
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.882% 3/15/38	436,779	361,990
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.942% 6/15/38	543,171	450,310
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.942% 12/15/38	969,462	797,330
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.706% 12/15/16	475,000	474,109

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (b) 1.706% 12/15/16	$1,975,000	$1,971,296
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.744% 12/15/16	1,250,000	1,247,652
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (b) 1.906% 12/15/17	754,802	752,178
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.478% 10/28/28	346,652	342,104
SMS Student Loan Trust, Series 1999-B, Class A2 FRN 0.528% 4/30/29	825,139	817,554
Tax Liens Securitization Trust, Series 2010-1A, Class 1A1 (b) 0.880% 4/15/18	1,315,000	1,314,080
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (b) 2.000% 4/15/18	475,000	474,430

		25,358,816

WL Collateral CMO — 1.2%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.336% 7/20/36	133,070	130,610
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.964% 8/25/34	306,518	271,502
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 3.183% 2/25/34	58,882	51,621
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.287% 9/25/33	33,188	27,978
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.919% 8/25/34	62,655	57,612
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.446% 1/19/38	961,092	603,220
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.366% 5/25/37	959,825	481,284
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.974% 8/25/34	153,282	118,864
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.506% 8/25/36	344,838	252,912

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.804% 7/25/33	$11,624	$11,283
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 VRN 2.901% 2/25/34	474,921	451,335
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.536% 2/25/34	23,521	21,682
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	1,197	1,091
Morgan Stanley Reremic Trust 3.000% 7/17/56	1,988,480	1,992,219
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.436% 6/25/46	1,706,985	660,511
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.446% 4/25/46	1,105,058	582,144
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.986% 3/25/34	94,931	85,135
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.753% 4/25/44	267,375	200,804

		6,001,807

WL Collateral PAC — 0.3%
Structured Asset Securities Corp., Series 2006-BC4, Class A2 FRN 0.306% 12/25/36	1,136,013	1,112,565
Structured Asset Securities Corp., Series 2006-GEL4, Class A1 FRN (b) 0.376% 10/25/36	402,725	386,485
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.707% 6/25/32	94,255	81,738

		1,580,788

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $76,518,552)		74,285,211

SOVEREIGN DEBT OBLIGATIONS — 0.4%
Brazilian Government International Bond 5.875% 1/15/19	711,000	843,957

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Colombia Government International Bond 7.375% 3/18/19	$356,000	$454,790
Poland Government International Bond 6.375% 7/15/19	380,000	459,215

		1,757,962

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,429,859)		1,757,962

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 17.8%
Pass-Through Securities — 17.8%
Federal Home Loan Mortgage Corp. Pool #1Q0239 3.133% 3/01/37	1,211,741	1,268,732
Pool #E00856 7.500% 6/01/15	11,330	12,271
Federal Home Loan Mortgage Corp. TBA Pool #5750 4.500% 1/01/39 (f)	18,692,000	19,575,489
Federal National Mortgage Association Pool #725692 VRN 2.482% 10/01/33	366,075	380,873
Pool #775539 VRN 2.485% 5/01/34	348,376	361,960
Pool #888586 VRN 2.779% 10/01/34	866,408	904,563
Pool #684154 5.500% 2/01/18	43,361	47,113
Pool #702331 5.500% 5/01/18	539,640	587,411
Pool #725796 5.500% 9/01/19	3,256,674	3,547,358
Pool #844564 5.500% 12/01/20	699,150	761,554
Federal National Mortgage Association TBA Pool #5337 4.000% 10/01/23 (f)	25,383,000	26,592,657
Pool #10902 4.500% 12/01/20 (f)	22,666,000	23,971,065
Pool #26113 5.000% 4/01/36 (f)	4,455,000	4,734,830
Government National Mortgage Association Pool #507545 7.500% 8/15/29	37,901	43,313

	Principal Amount	Value
Government National Mortgage Association TBA Pool #7491 4.500% 7/01/39 (f)	$2,847,000	$3,018,932

		85,808,121

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $85,143,857)		85,808,121

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bonds & Notes — 5.7%
U.S. Treasury Note 0.375% 8/31/12	1,070,000	1,070,732
U.S. Treasury Note (e) 0.750% 9/15/13	14,730,000	14,847,380
U.S. Treasury Note (e) 2.625% 8/15/20	4,625,000	4,630,420
U.S. Treasury Note 3.000% 9/30/16 (h)	6,400,000	6,932,250

		27,480,782

TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,342,600)		27,480,782

TOTAL BONDS & NOTES (Cost $338,636,394)		351,372,596

TOTAL LONG-TERM INVESTMENTS (Cost $339,186,394)		351,811,892

SHORT-TERM INVESTMENTS — 43.8%
Commercial Paper — 43.8% (g)
AGL Capital Corp. (b) 0.350% 11/05/10	10,000,000	9,999,611
AutoZone, Inc. (b) 0.330% 11/04/10	1,385,000	1,384,962
AutoZone, Inc. (b) 0.340% 11/04/10	9,975,000	9,974,717
Bacardi USA, Inc. 0.410% 11/30/10	10,500,000	10,496,532
BAE Systems Holdings, Inc. (b) 0.390% 12/16/10	5,550,000	5,547,294
BAE Systems Holdings, Inc. (b) 0.390% 12/20/10	4,420,000	4,417,654
Bemis Co., Inc. (b) 0.360% 11/10/10	5,955,000	5,954,464
Bemis Co., Inc. (b) 0.370% 11/04/10	2,250,000	2,249,931
BMW US Capital LLC (b) 0.360% 11/02/10	4,080,000	4,079,959

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BMW US Capital LLC (b) 0.380% 11/23/10	$2,000,000	$1,999,535
BMW US Capital LLC (b) 0.400% 1/12/11	4,000,000	3,996,800
Carnival Corp. (b) 0.360% 12/08/10	2,185,000	2,184,191
The Clorox Co. (b) 0.360% 12/01/10	10,000,000	9,997,000
Covidien International Finance SA (b) 0.420% 1/04/11	7,000,000	6,994,773
Covidien International Finance SA (b) 0.420% 1/05/11	730,000	729,446
Covidien International Finance SA (b) 0.450% 11/16/10	2,145,000	2,144,598
Diageo Capital PLC (b) 0.350% 11/15/10	1,200,000	1,199,837
Diageo Capital PLC (b) 0.350% 12/20/10	6,600,000	6,596,856
Duke Energy Corp. (b) 0.390% 11/02/10	5,000,000	4,999,946
Eaton Corp. (b) 0.350% 11/03/10	9,000,000	8,999,825
Elsevier Finance SA (b) 0.370% 12/08/10	6,000,000	5,997,718
ERAC USA Finance Co. (b) 0.430% 11/22/10	10,370,000	10,367,399
General Mills, Inc. (b) 0.370% 1/11/11	8,790,000	8,783,586
H.J. Heinz Finance Co. (b) 0.380% 1/06/11	2,000,000	1,998,607
H.J. Heinz Finance Co. (b) 0.380% 1/26/11	6,000,000	5,994,553
Harris Corp. 0.370% 11/09/10	10,000,000	9,999,178
Henkel Corp. (b) 0.380% 11/08/10	10,000,000	9,999,261
ITT Corp. (b) 0.510% 11/01/10	2,600,000	2,600,000
Lincoln National Corp. (b) 0.400% 11/08/10	3,000,000	2,999,767
Nissan Motor Acceptance Corp. (b) 0.360% 11/10/10	10,000,000	9,999,100
Ryder System, Inc. 0.370% 11/04/10	4,535,000	4,534,860
South Carolina Electric & Gas 0.340% 12/07/10	1,160,000	1,159,606
South Carolina Electric & Gas 0.370% 11/03/10	9,400,000	9,399,807
Southern Power Co. (b) 0.350% 12/16/10	2,080,000	2,079,090
The Stanley Works, Inc. (b) 0.360% 11/16/10	3,000,000	2,999,550

	Principal Amount	Value
United Healthcare Co. (b) 0.340% 11/01/10	$9,715,000	$9,715,000
Volkswagen Group of America, Inc. (b) 0.340% 11/04/10	4,000,000	3,999,887
Volkswagen Group of America, Inc. (b) 0.350% 11/05/10	1,715,000	1,714,933
Volkswagen Group of America, Inc. (b) 0.380% 11/04/10	2,185,000	2,184,931

		210,474,764

Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/10	5,097	5,097

TOTAL SHORT-TERM INVESTMENTS (Cost $210,479,861)		210,479,861

TOTAL INVESTMENTS — 116.9% (Cost $549,666,255) (i)		562,291,753

Other Assets/(Liabilities) — (16.9)%		(81,288,762)

NET ASSETS — 100.0%		$481,002,991

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $211,660,395 or 44.00% of net assets.
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Restricted security. Certain securities are restricted as to resale. At October 31, 2010, these securities amounted to a value of $1,304,576 or 0.27% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(h)	A portion of this security is held as collateral for open swap agreements.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

October 31, 2010

	Principal Amount	Value
BONDS & NOTES — 125.7%

CORPORATE DEBT — 6.2%
Beverages — 0.3%
SABMiller PLC (a) 6.200% 7/01/11	$800,000	$827,530

Chemicals — 0.4%
The Dow Chemical Co. FRN 2.668% 8/08/11	1,000,000	1,013,570

Computers — 0.4%
Hewlett-Packard Co. FRN 1.354% 5/27/11	1,000,000	1,006,398

Diversified Financial — 1.2%
American Honda Finance Corp. FRN (a) 2.796% 6/02/11	1,000,000	1,013,949
General Electric Capital Corp. 3.500% 8/13/12	575,000	598,690
HSBC Finance Corp. FRN 0.628% 8/09/11	800,000	798,984
JP Morgan Chase & Co. FRN 0.459% 1/17/11	650,000	650,326

		3,061,949

Electric — 0.3%
IPALCO Enterprises, Inc. 8.625% 11/14/11	675,000	713,813

Environmental Controls — 0.2%
Republic Services, Inc. 6.750% 8/15/11	620,000	646,793

Health Care – Services — 0.3%
UnitedHealth Group, Inc. FRN 1.718% 2/07/11	800,000	802,624

Insurance — 0.7%
Berkshire Hathaway, Inc. FRN 0.834% 2/11/13	1,700,000	1,708,432
Metropolitan Life Global Funding I (a) 2.875% 9/17/12	250,000	257,804

		1,966,236

Office Equipment/Supplies — 0.2%
Xerox Corp. 6.875% 8/15/11	600,000	627,482

Oil & Gas — 0.3%
Shell International Finance BV 1.300% 9/22/11	750,000	756,999

Pharmaceuticals — 0.6%
Merck & Co., Inc. 1.875% 6/30/11	1,000,000	1,010,805
Wyeth VRN 6.950% 3/15/11	500,000	512,135

		1,522,940

	Principal Amount	Value
Pipelines — 0.3%
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	$305,000	$321,313
Transcontinental Gas Pipe Line Corp. Series B 7.000% 8/15/11	570,000	597,356

		918,669

Telecommunications — 1.0%
British Telecommunications PLC STEP 9.375% 12/15/10	800,000	808,269
Cellco Partnership/Verizon Wireless Capital LLC FRN 2.946% 5/20/11	1,000,000	1,014,001
Telefonica Emisiones SAU FRN 0.775% 2/04/13	725,000	714,394

		2,536,664

TOTAL CORPORATE DEBT (Cost $14,606,768)		16,401,667

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.0%
Automobile ABS — 3.9%
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	425,000	425,148
AmeriCredit Automobile Receivables Trust, Series 2010-2, Class A2 1.220% 10/08/13	20,000	20,073
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A2 1.460% 11/06/13	649,149	649,927
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (a) 0.476% 3/20/12	645,833	645,158
Bank of America Auto Trust, Series 2009-3A, Class A2 (a) 0.890% 4/16/12	358,828	359,058
Bank of America Auto Trust, Series 2009-2A, Class A2 (a) 1.160% 2/15/12	280,277	280,407
CarMax Auto Owner Trust, Series 2010-2, Class A2 0.920% 1/15/13	675,000	676,659
CarMax Auto Owner Trust, Series 2009-2, Class A2 0.930% 6/15/12	376,153	376,565
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.256% 12/15/20	456,143	461,376

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CPS Auto Receivables Trust, Series 2007-C, Class A3 (a) 5.430% 5/15/12	$192,513	$193,036
CPS Auto Trust, Series 2005-C, Class A2 (a) 4.790% 5/15/12	67,126	67,902
CPS Auto Trust, Series 2006-A, Class 1A4 (a) 5.330% 11/15/12	49,778	50,929
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	335,000	335,120
Ford Credit Auto Lease Trust, Series 2010-A, Class A2 (a) 1.040% 3/15/13	523,951	524,628
Ford Credit Auto Owner Trust, Series 2010-A, Class A2 0.720% 9/15/12	300,000	300,174
Hertz Vehicle Financing LLC, Series 2005-2A, Class A6 (a) 5.080% 11/25/11	203,500	203,969
Honda Auto Receivables Owner Trust, Series 2009-3, Class A2 1.500% 8/15/11	115,611	115,670
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	500,000	501,593
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	314,911	315,218
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	515,000	515,111
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A2 0.740% 7/16/12	500,000	500,947
USAA Auto Owner Trust, Series 2009-2, Class A2 0.740% 3/15/12	274,781	274,865
USAA Auto Owner Trust, Series 2008-1, Class A3 4.160% 4/16/12	16,365	16,385
USAA Auto Owner Trust, Series 2008-3, Class A3 4.280% 10/15/12	52,453	52,955
USAA Auto Owner Trust, Series 2008-2, Class A3 4.640% 10/15/12	62,222	62,959
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 (c) 0.770% 1/22/13	500,000	500,375

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	$334,545	$334,842
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.806% 3/15/18	417,466	419,710
World Omni Auto Receivables Trust, Series 2007-A, Class A4 FRN 0.256% 11/15/12	806,370	805,445
World Omni Automobile Lease Securitization Trust, Series 2009-A, Class A2 1.020% 1/16/12	503,227	503,798

		10,490,002

Credit Card ABS — 0.2%
Chase Issuance Trust, Series 2005-A13, Class A13 FRN 0.296% 2/15/13	500,000	499,936

Home Equity ABS — 0.4%
Aegis Asset-Backed Securities Trust, Series 2006-1, Class A1 FRN 0.336% 1/25/37	13,932	13,893
Bear Stearns Asset-Backed Securities Trust, Series 2006-EC2, Class A3 FRN 0.456% 2/25/36	569,926	563,216
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1 FRN 0.306% 5/25/47	165,010	162,511
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.486% 9/25/34	253,854	236,318

		975,938

Student Loans ABS — 9.8%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.469% 9/25/25	542,914	540,941
Access Group, Inc., Series 2003-1, Class A2 FRN 0.549% 12/27/16	305,855	305,106
Access to Loans for Learning Student Loan Corp., Series 2003-IV, Class A6 FRN 0.478% 1/25/13	277,369	273,555
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.299% 3/28/17	543,165	538,861
College Loan Corp. Trust, Series 2007-1, Class A9 FRN 5.270% 1/25/47	200,000	192,120

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
College Loan Corp. Trust, Series 2007-1, Class A7 FRN 5.448% 1/25/47	$675,000	$641,562
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 5.448% 1/25/47	675,000	566,865
Collegiate Funding Services Education Loan Trust I, Series 2003-A, Class A2 FRN 0.589% 9/28/20	274,755	274,755
DB Master Finance LLC, Series 2006-1, Class A2 (a) 5.779% 6/20/31	265,000	269,306
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.592% 12/15/17	1,260,983	1,259,743
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.348% 5/25/22	670,050	669,146
Goal Capital Funding Trust, Series 2005-2, Class B FRN 0.848% 11/25/44	325,000	253,760
Keycorp Student Loan Trust, Series 2005-A, Class 2A2 FRN 0.419% 3/27/24	234,568	221,684
National Collegiate Student Loan Trust, Series 2006-4, Class A1 FRN 0.286% 3/25/25	794,585	786,005
National Collegiate Student Loan Trust, Series 2005-1, Class A2 FRN 0.346% 2/26/24	665,450	664,161
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.406% 2/25/26	299,762	296,938
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.456% 9/25/25	352,178	347,292
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.488% 5/25/27	569,211	561,317
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.388% 10/28/26	604,881	597,896
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.458% 4/28/17	576,850	575,718
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.489% 11/28/23	195,576	190,610
Pennsylvania Higher Education Assistance Agency, Series 2004 A-1, Class B-1 FRN 0.056% 4/25/44	775,000	604,500

	Principal Amount	Value
Pennsylvania Higher Education Assistance Agency, Series 2006-1, Class A1 FRN 0.288% 7/25/19	$375,999	$374,472
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A1 FRN 0.408% 4/25/16	227,250	227,078
SLC Student Loan Trust, Series 2005-1, Class A1 FRN 0.386% 2/15/18	422,064	421,830
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.409% 1/15/19	400,000	380,124
SLC Student Loan Trust, Series 2008-2, Class A1 FRN 0.692% 9/15/14	17,737	17,740
SLM Student Loan Trust, Series 2006-6, Class A1 FRN 0.278% 10/25/18	56,131	56,058
SLM Student Loan Trust, Series 2007-1, Class A2 FRN 0.288% 1/25/16	134,383	134,292
SLM Student Loan Trust, Series 2006-8, Class A2 FRN 0.288% 10/25/16	22,238	22,222
SLM Student Loan Trust, Series 2006-9, Class A2 FRN 0.288% 4/25/17	7,448	7,444
SLM Student Loan Trust, Series 2006-7, Class A3 FRN 0.308% 7/25/18	6,236	6,231
SLM Student Loan Trust, Series 2004-B, Class A1 FRN 0.342% 6/15/18	23,464	23,424
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.342% 9/15/20	249,096	245,748
SLM Student Loan Trust, Series 2006-B, Class A2 FRN 0.342% 6/15/21	559,943	558,247
SLM Student Loan Trust, Series 2004-A, Class A1 FRN 0.352% 3/15/17	307,612	307,098
SLM Student Loan Trust, Series 2005-2, Class A4 FRN 0.368% 4/25/17	156,052	155,765
SLM Student Loan Trust, Series 2006-A, Class A2 FRN 0.372% 12/15/20	971,010	963,006
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.378% 4/25/22	184,835	184,512

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.378% 4/25/22	$42,609	$42,472
SLM Student Loan Trust, Series 2005-8, Class A2 FRN 0.378% 7/25/22	729,302	727,268
SLM Student Loan Trust, Series 2002-1, Class A2 FRN 0.398% 4/25/17	73,446	73,344
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.472% 3/15/19	599,414	598,139
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.488% 1/25/16	131,776	131,419
SLM Student Loan Trust, Series 2003-7, Class A4 FRN 0.492% 3/15/19	350,215	350,138
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.512% 12/15/17	654,142	653,200
SLM Student Loan Trust, Series 2008-1, Class A1 FRN 0.538% 7/25/13	157,829	157,863
SLM Student Loan Trust, Series 2008-2, Class A1 FRN 0.588% 1/25/15	338,680	338,856
SLM Student Loan Trust, Series 2008-6, Class A1 FRN 0.688% 10/27/14	392,891	393,345
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.788% 10/25/17	245,000	245,771
SLM Student Loan Trust, Series 2003-7, Class B FRN 0.862% 9/15/39	841,452	692,986
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.882% 3/15/38	283,907	235,294
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.942% 6/15/38	334,259	277,114
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.942% 12/15/38	660,997	543,634
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.100% 12/15/16	2,700,000	2,694,936
SLM Student Loan Trust, Series 2008-9, Class A FRN 1.788% 4/25/23	168,090	174,435

	Principal Amount	Value
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.906% 12/15/17	$488,402	$486,703
SLM Student Loan Trust, Series 2003-5, Class B FRN 3.754% 9/15/39	850,000	697,000
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.408% 7/28/26	24,039	23,526
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.478% 10/28/28	228,060	225,068
SMS Student Loan Trust, Series 1999-B, Class A2 FRN 0.528% 4/30/29	595,780	590,303
Tax Liens Securitization Trust, Series 2010-1A, Class 1A1 (a) 0.880% 4/15/18	760,000	759,468
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	275,000	274,670

		26,104,084

WL Collateral CMO — 0.5%
Morgan Stanley Reremic Trust 3.000% 7/17/56	1,285,655	1,288,072

WL Collateral PAC — 0.2%
Structured Asset Securities Corp., Series 2006-BC4, Class A2 FRN 0.306% 12/25/36	649,150	635,751
Structured Asset Securities Corp., Series 2006-BC3, Class A2 FRN 0.306% 10/25/36	21,265	21,028

		656,779

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $39,996,931)		40,014,811

U.S. TREASURY OBLIGATIONS — 104.5%
U.S. Treasury Bonds & Notes — 104.5%
U.S. Treasury Inflation Index (b) 0.500% 4/15/15	6,194,588	6,444,617
U.S. Treasury Inflation Index (b) 0.625% 4/15/13	5,163,600	5,334,644
U.S. Treasury Inflation Index (b) 1.250% 4/15/14	6,920,828	7,347,454
U.S. Treasury Inflation Index 1.250% 7/15/20	3,443,130	3,695,856
U.S. Treasury Inflation Index (b) 1.375% 7/15/18	7,748,850	8,446,537

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 1.375% 1/15/20	$9,801,468	$10,641,209
U.S. Treasury Inflation Index (b) 1.625% 1/15/15	11,283,088	12,218,386
U.S. Treasury Inflation Index (b) 1.625% 1/15/18	7,267,532	8,026,898
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	6,147,446	6,798,998
U.S. Treasury Inflation Index (b) 1.875% 7/15/13	9,977,374	10,669,803
U.S. Treasury Inflation Index (b) 1.875% 7/15/15	10,015,814	11,049,070
U.S. Treasury Inflation Index (b) 1.875% 7/15/19	6,691,084	7,563,588
U.S. Treasury Inflation Index (b) 2.000% 4/15/12	7,626,713	7,904,182
U.S. Treasury Inflation Index (b) 2.000% 1/15/14	12,037,957	13,024,392
U.S. Treasury Inflation Index (b) 2.000% 7/15/14	12,257,642	13,399,748
U.S. Treasury Inflation Index (b) 2.000% 1/15/16	7,440,079	8,284,156
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	7,896,492	9,022,039
U.S. Treasury Inflation Index (b) 2.125% 1/15/19	7,615,008	8,731,511
U.S. Treasury Inflation Index (b) 2.125% 2/15/40	7,453,210	8,718,206
U.S. Treasury Inflation Index (b) 2.375% 1/15/17	8,155,959	9,346,372
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	11,667,052	13,910,042
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	7,419,921	8,904,183
U.S. Treasury Inflation Index (b) 2.500% 7/15/16	8,106,525	9,329,800
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	7,421,837	9,129,416
U.S. Treasury Inflation Index (b) 2.625% 7/15/17	8,020,118	9,406,696
U.S. Treasury Inflation Index (b) 3.000% 7/15/12	12,182,791	12,955,485
U.S. Treasury Inflation Index 3.375% 1/15/12	3,687,960	3,861,287
U.S. Treasury Inflation Index (b) 3.375% 4/15/32	2,342,693	3,307,677
U.S. Treasury Inflation Index 3.500% 1/15/11	2,508,340	2,525,789
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	9,447,130	13,129,503
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	10,005,048	14,482,746

		277,610,290

	Principal Amount	Value
TOTAL U.S. TREASURY OBLIGATIONS (Cost $253,784,932)		$277,610,290

TOTAL BONDS & NOTES (Cost $308,388,631)		334,026,768

TOTAL LONG-TERM INVESTMENTS (Cost $308,388,631)		334,026,768

SHORT-TERM INVESTMENTS — 61.8%
Commercial Paper — 61.7%
Abbey National North America LLC 0.360% 1/18/11	$2,000,000	1,998,440
Abbey National North America LLC 0.400% 12/03/10	4,500,000	4,498,400
AGL Capital Corp. (a) 0.340% 11/09/10	500,000	499,962
AGL Capital Corp. (a) 0.340% 11/15/10	3,500,000	3,499,537
AutoZone, Inc. (a) 0.350% 11/16/10	4,000,000	3,999,417
Bacardi USA, Inc. 0.420% 11/18/10	4,000,000	3,999,207
BAE Systems Holdings, Inc. (a) 0.410% 12/29/10	4,000,000	3,997,358
BG Energy Finance, Inc. (a) 0.310% 12/06/10	3,000,000	2,999,096
BMW US Capital LLC (a) 0.400% 1/24/11	4,000,000	3,996,267
Citigroup Funding, Inc. 0.310% 2/02/11	4,000,000	3,996,797
Citigroup Funding, Inc. 0.320% 3/01/11	2,750,000	2,747,067
The Clorox Co. (a) 0.360% 11/15/10	2,000,000	1,999,720
Covidien International Finance SA (a) 0.370% 12/07/10	6,750,000	6,747,502
CVS Caremark Corp. (a) 0.350% 11/29/10	4,000,000	3,998,911
Danske Corp. (a) 0.310% 2/08/11	2,000,000	1,998,295
Danske Corp. (a) 0.330% 2/07/11	500,000	499,551
Danske Corp. (a) 0.390% 12/17/10	3,750,000	3,748,131
Danske Corp. (a) 0.400% 12/10/10	500,000	499,783
Diageo Capital PLC (a) 0.350% 12/16/10	4,000,000	3,998,250
Duke Energy Corp. (a) 0.360% 12/13/10	2,750,000	2,748,845

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Duke Energy Corp. (a) 0.380% 12/09/10	$1,250,000	$1,249,499
Eaton Corp. (a) 0.360% 12/06/10	4,000,000	3,998,600
Elsevier Finance SA (a) 0.350% 11/23/10	4,000,000	3,999,144
ERAC USA Finance Co. (a) 0.430% 11/18/10	1,000,000	999,797
ERAC USA Finance Co. (a) 0.430% 12/03/10	3,000,000	2,998,853
General Mills, Inc. (a) 0.330% 12/06/10	3,250,000	3,248,957
General Mills, Inc. (a) 0.410% 11/10/10	750,000	749,923
H.J. Heinz Finance Co. (a) 0.380% 1/27/11	4,000,000	3,996,327
Harris Corp. 0.340% 11/23/10	2,215,000	2,214,540
Harris Corp. 0.350% 11/19/10	1,785,000	1,784,688
Henkel of America, Inc. (a) 0.380% 11/01/10	6,700,000	6,700,000
ITT Corp. (a) 0.520% 11/01/10	3,500,000	3,500,000
Lincoln National Corp. (a) 0.380% 12/08/10	2,975,000	2,973,838
Lincoln National Corp. (a) 0.400% 12/01/10	1,100,000	1,099,633
Natixis Banques Populaires US Financial Co., LLC 0.375% 12/06/10	4,250,000	4,248,451
Natixis US Finance Co. LLC 0.350% 2/08/11	2,500,000	2,497,594
Nissan Motor Acceptance Corp. (a) 0.360% 11/10/10	4,000,000	3,999,640
OGE Energy Corp. (a) 0.310% 11/01/10	3,000,000	3,000,000
Reckitt Benckiser Group PLC (a) 0.330% 2/02/11	6,750,000	6,744,246
Royal Bank of Scotland Group PLC 0.350% 12/23/10	5,250,000	5,247,346
Royal Bank of Scotland Group PLC (a) 0.365% 11/08/10	500,000	499,964
Royal Bank of Scotland Group PLC (a) 0.375% 11/08/10	900,000	899,934
Ryder System, Inc. 0.380% 11/18/10	4,000,000	3,999,282
Safeway, Inc. 0.360% 11/18/10	4,000,000	3,999,320
Societe Generale North America, Inc. 0.320% 2/11/11	1,775,000	1,773,391
Societe Generale North America, Inc. 0.330% 1/03/11	5,000,000	4,997,112

	Principal Amount	Value
South Carolina Electric & Gas 0.370% 11/03/10	$4,000,000	$3,999,918
Southern Power Co. (a) 0.340% 11/15/10	3,700,000	3,699,511
The Stanley Works, Inc. (a) 0.360% 11/03/10	4,000,000	3,999,920
Viacom, Inc. (a) 0.340% 11/09/10	975,000	974,926
Vodafone Group PLC (a) 0.390% 12/08/10	2,000,000	1,999,198
Volkswagen Group of America, Inc. (a) 0.350% 11/04/10	4,000,000	3,999,883
Wellpoint, Inc. (a) 0.010% 12/16/10	1,500,000	1,499,325

		164,063,296

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (d)	201,237	201,237

Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/10	909	909

TOTAL SHORT-TERM INVESTMENTS (Cost $164,265,442)		164,265,442

TOTAL INVESTMENTS — 187.5% (Cost $472,654,073) (e)		498,292,210

Other Assets/(Liabilities) — (87.5)%		(232,539,649)

NET ASSETS — 100.0%		$265,752,561

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $123,339,055 or 46.41% of net assets.
(b)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Maturity value of $201,237. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $207,810.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 0.1%

PREFERRED STOCK — 0.1%
Investment Companies — 0.1%
Special Value Expansion Fund LLC 0.000% (Acquired 8/27/07, Cost $1,250,000) (a) (b) (c) (d)	12,500	$998,401

TOTAL PREFERRED STOCK (Cost $1,250,000)		998,401

TOTAL EQUITIES (Cost $1,250,000)		998,401

	Principal Amount
BONDS & NOTES — 99.5%

CORPORATE DEBT — 38.2%
Advertising — 0.2%
WPP Finance 8.000% 9/15/14	$2,405,000	2,864,838

Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	1,375,000	1,603,576
General Dynamics Corp. 5.250% 2/01/14	2,050,000	2,319,718
Goodrich Corp. 6.125% 3/01/19	595,000	706,478
L-3 Communications Corp. 4.750% 7/15/20	105,000	109,607
Lockheed Martin Corp. 5.500% 11/15/39	240,000	252,579
United Technologies Corp. 6.125% 7/15/38	465,000	546,293

		5,538,251

Agriculture — 0.3%
Cargill, Inc. (b) (e) 5.200% 1/22/13	3,875,000	4,198,733
Philip Morris International, Inc. 6.375% 5/16/38	225,000	269,077

		4,467,810

Airlines — 0.0%
United Air Lines, Inc. (f) 10.110% 2/19/49	306,921	112,793

Banks — 1.7%
Bank of America Corp. 4.500% 4/01/15	1,000,000	1,041,365
Bank of America Corp. 5.625% 7/01/20	10,000	10,369

	Principal Amount	Value
Bank of America Corp. (e) 5.750% 12/01/17	$1,555,000	$1,648,081
Bank of America Corp. 7.400% 1/15/11	121,248	122,811
Bank of America Corp. Series L (e) 5.650% 5/01/18	300,000	315,745
Barclays Bank PLC (e) 5.200% 7/10/14	700,000	779,999
Barclays Bank PLC 6.750% 5/22/19	1,300,000	1,544,518
Capital One Financial Corp. 7.375% 5/23/14	930,000	1,086,891
Credit Suisse AG 5.400% 1/14/20	2,035,000	2,204,284
Credit Suisse New York 5.500% 5/01/14	585,000	658,322
HSBC Holdings PLC 6.500% 9/15/37	1,995,000	2,141,397
ICICI Bank Ltd. (b) 5.500% 3/25/15	1,880,000	1,973,056
PNC Funding Corp. (e) 4.375% 8/11/20	2,600,000	2,634,380
Royal Bank of Scotland PLC (b) 4.875% 8/25/14	1,450,000	1,551,915
UBS AG 5.750% 4/25/18	1,500,000	1,701,413
Wachovia Bank NA 6.600% 1/15/38	690,000	764,563
Wachovia Corp. 5.300% 10/15/11	1,683,000	1,758,738
Wachovia Corp. 5.750% 6/15/17	220,000	251,704
Wells Fargo & Co. 3.625% 4/15/15	1,100,000	1,158,759
Wells Fargo & Co. 5.625% 12/11/17	575,000	649,993

		23,998,303

Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	1,269,000	1,430,702
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	968,000	1,102,025
The Coca-Cola Co. 5.350% 11/15/17	550,000	645,788
Foster’s Finance Corp. (b) 6.875% 6/15/11	872,000	903,757

		4,082,272

Building Materials — 0.6%
CRH America, Inc. (e) 8.125% 7/15/18	230,000	276,705

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lafarge SA (b) (e) 5.500% 7/09/15	$3,300,000	$3,509,009
Lafarge SA 6.150% 7/15/11	600,000	620,632
Masco Corp. 7.125% 8/15/13	1,250,000	1,345,549
Masco Corp. 7.125% 3/15/20	1,000,000	1,049,663
Owens Corning, Inc. 9.000% 6/15/19	1,245,000	1,509,229

		8,310,787

Chemicals — 0.8%
Airgas, Inc. 4.500% 9/15/14	1,365,000	1,465,929
Ashland, Inc. 9.125% 6/01/17	835,000	962,338
Cytec Industries, Inc. 8.950% 7/01/17	450,000	564,542
The Dow Chemical Co. 7.600% 5/15/14	170,000	200,014
The Dow Chemical Co. 8.550% 5/15/19	375,000	481,626
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	160,000	191,648
Ecolab, Inc. (e) 4.875% 2/15/15	4,540,000	5,083,034
Ecolab, Inc. 6.875% 2/01/11	110,000	111,683
Praxair, Inc. (e) 5.250% 11/15/14	545,000	625,826
Valspar Corp. 7.250% 6/15/19	650,000	786,293

		10,472,933

Coal — 0.1%
Consol Energy, Inc. (b) 8.250% 4/01/20	850,000	947,750

Commercial Services — 0.5%
Brambles USA, Inc. (b) 3.950% 4/01/15	1,400,000	1,457,481
Deluxe Corp. 7.375% 6/01/15	500,000	520,000
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	1,970,000	2,062,269
Equifax, Inc. 7.000% 7/01/37	1,370,000	1,541,705
ERAC USA Finance LLC (b) 6.700% 6/01/34	1,620,000	1,721,284

		7,302,739

	Principal Amount	Value
Computers — 0.4%
Brocade Communications Systems, Inc. 6.625% 1/15/18	$230,000	$244,950
Brocade Communications Systems, Inc. 6.875% 1/15/20	115,000	123,625
Computer Sciences Corp. 5.500% 3/15/13	800,000	866,370
EMC Corp., Convertible 1.750% 12/01/13	1,300,000	1,854,125
HP Enterprise Services LLC Series B 6.000% 8/01/13	1,646,000	1,869,112
International Business Machines Corp. 5.600% 11/30/39	825,000	919,486

		5,877,668

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	270,000	310,964

Diversified Financial — 5.1%
American Express Co. 6.150% 8/28/17	1,060,000	1,222,007
American Express Co. 7.250% 5/20/14	715,000	836,760
American Express Co. (e) 8.125% 5/20/19	610,000	783,586
American Express Credit Corp. (e) 7.300% 8/20/13	4,125,000	4,717,103
American General Finance Corp. 6.500% 9/15/17	1,155,000	921,113
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,520,000	1,854,692
BlackRock, Inc. 5.000% 12/10/19	525,000	574,807
BlackRock, Inc. 6.250% 9/15/17	1,075,000	1,267,041
Boeing Capital Corp. Ltd. 5.800% 1/15/13	580,000	641,762
Citigroup, Inc. 4.750% 5/19/15	590,000	628,944
Citigroup, Inc. 5.375% 8/09/20	1,545,000	1,626,065
Citigroup, Inc. 5.500% 10/15/14	1,025,000	1,120,836
Citigroup, Inc. (e) 5.500% 2/15/17	2,495,000	2,634,820
Citigroup, Inc. 5.875% 5/29/37	1,175,000	1,154,016
Citigroup, Inc. 6.375% 8/12/14	2,015,000	2,261,642
Citigroup, Inc. (e) 6.500% 8/19/13	2,300,000	2,566,319
Citigroup, Inc. 8.125% 7/15/39	225,000	283,074

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 8.500% 5/22/19	$815,000	$1,023,377
Eaton Vance Corp. 6.500% 10/02/17	485,000	572,947
General Electric Capital Corp. 2.800% 1/08/13	1,985,000	2,048,167
General Electric Capital Corp. 5.500% 1/08/20	600,000	660,422
General Electric Capital Corp. 5.900% 5/13/14	1,500,000	1,705,524
General Electric Capital Corp. (e) 6.875% 1/10/39	1,495,000	1,718,914
The Goldman Sachs Group, Inc. 5.375% 3/15/20	900,000	952,267
The Goldman Sachs Group, Inc. (e) 5.625% 1/15/17	6,240,000	6,684,768
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	470,295
The Goldman Sachs Group, Inc. 6.750% 10/01/37	920,000	964,660
HSBC Finance Corp. 5.900% 6/19/12	130,000	138,670
HSBC Finance Corp. 6.375% 10/15/11	669,000	702,727
JP Morgan Chase & Co. 4.950% 3/25/20	2,125,000	2,253,671
Lazard Group LLC 6.850% 6/15/17	1,575,000	1,690,581
Lazard Group LLC (e) 7.125% 5/15/15	2,407,000	2,658,743
Merrill Lynch & Co., Inc. (e) 5.450% 2/05/13	5,775,000	6,145,657
Merrill Lynch & Co., Inc. 7.750% 5/14/38	555,000	605,829
Morgan Stanley 4.200% 11/20/14	4,085,000	4,246,889
Morgan Stanley 5.450% 1/09/17	1,526,000	1,620,375
Morgan Stanley 5.625% 9/23/19	1,415,000	1,485,834
SLM Corp. (e) 5.000% 10/01/13	2,129,000	2,137,882
TD Ameritrade Holding Corp. 4.150% 12/01/14	510,000	543,667
Textron Financial Corp. 5.125% 11/01/10	3,540,000	3,540,000

		69,666,453

Electric — 2.9%
Allegheny Energy Supply (b) 8.250% 4/15/12	2,116,000	2,286,325
Ameren Corp. (e) 8.875% 5/15/14	1,985,000	2,304,275

	Principal Amount	Value
Carolina Power & Light Co. 6.125% 9/15/33	$37,000	$41,560
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	610,000	719,538
CMS Energy Corp. 6.250% 2/01/20	1,055,000	1,122,324
CMS Energy Corp. 6.300% 2/01/12	200,000	208,054
CMS Energy Corp. 8.500% 4/15/11	3,370,000	3,464,741
Entergy Gulf States, Inc. (e) 5.250% 8/01/15	507,000	507,056
IPALCO Enterprises, Inc. 8.625% 11/14/11	4,827,000	5,104,553
Kansas Gas & Electric Co. 5.647% 3/29/21	1,445,180	1,518,917
Kiowa Power Partners LLC (b) 4.811% 12/30/13	666,500	690,721
MidAmerican Energy Co. 5.125% 1/15/13	69,000	75,410
Mirant Mid-Atlantic LLC Series 2001 Class A 8.625% 6/30/12	982,250	1,011,718
Monongahela Power 6.700% 6/15/14	1,667,000	1,907,486
Nevada Power Co. Series L 5.875% 1/15/15	2,193,000	2,519,115
Nevada Power Co. Series N 6.650% 4/01/36	1,000,000	1,156,810
NRG Energy, Inc. 8.500% 6/15/19	1,175,000	1,257,250
Oncor Electric Delivery Co. 6.800% 9/01/18	75,000	91,504
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	162,509
Pacific Gas & Electric Co. 5.800% 3/01/37	800,000	868,711
PPL Energy Supply LLC 6.300% 7/15/13	1,900,000	2,121,453
Progress Energy, Inc. 7.100% 3/01/11	79,216	80,862
Tenaska Oklahoma (b) 6.528% 12/30/14	956,636	944,840
TransAlta Corp. (e) 5.750% 12/15/13	4,496,000	5,002,429
TransAlta Corp. 6.650% 5/15/18	800,000	935,911
Tri-State Generation & Transmission Association Series 2003 Class A (b) 6.040% 1/31/18	1,381,938	1,503,964
Virginia Electric and Power Co. 6.350% 11/30/37	925,000	1,086,537

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wisconsin Public Service Corp. (e) 5.650% 11/01/17	$1,405,000	$1,636,992

		40,331,565

Electrical Components & Equipment — 0.2%
Anixter, Inc. (e) 5.950% 3/01/15	2,800,000	2,786,000

Electronics — 0.3%
Amphenol Corp. 4.750% 11/15/14	573,000	623,316
Arrow Electronics, Inc. 5.125% 3/01/21	750,000	747,555
Arrow Electronics, Inc. (e) 6.000% 4/01/20	1,195,000	1,282,849
Avnet, Inc. 5.875% 3/15/14	1,080,000	1,181,573

		3,835,293

Entertainment — 0.2%
International Game Technology 5.500% 6/15/20	750,000	792,381
Peninsula Gaming LLC 8.375% 8/15/15	1,555,000	1,648,300

		2,440,681

Environmental Controls — 0.8%
Allied Waste North America, Inc. (e) 6.500% 11/15/10	5,270,000	5,280,535
Allied Waste North America, Inc. Series B (e) 5.750% 2/15/11	3,024,000	3,061,954
Republic Services, Inc. 5.000% 3/01/20	1,300,000	1,414,671
Republic Services, Inc. 5.250% 11/15/21	795,000	881,889
Republic Services, Inc. 6.750% 8/15/11	78,000	81,371

		10,720,420

Foods — 1.0%
ConAgra Foods, Inc. 6.750% 9/15/11	13,248	13,911
ConAgra Foods, Inc. 7.000% 4/15/19	965,000	1,185,598
General Mills, Inc. 5.400% 6/15/40	1,100,000	1,150,064
Kellogg Co. (e) 5.125% 12/03/12	2,700,000	2,930,683
Kraft Foods, Inc. 4.125% 2/09/16	1,580,000	1,720,010
Kraft Foods, Inc. 5.375% 2/10/20	1,635,000	1,831,797
Kraft Foods, Inc. 6.500% 2/09/40	1,740,000	1,994,318

	Principal Amount	Value
The Kroger Co. 7.500% 1/15/14	$830,000	$982,710
Ralcorp Holdings, Inc. 4.950% 8/15/20	850,000	888,135
Sara Lee Corp. 3.875% 6/15/13	749,000	797,724

		13,494,950

Forest Products & Paper — 0.5%
International Paper Co. 7.300% 11/15/39	820,000	934,657
International Paper Co. 9.375% 5/15/19	290,000	382,954
The Mead Corp. 7.550% 3/01/47	1,520,000	1,465,203
Rock-Tenn Co. 5.625% 3/15/13	505,000	527,725
Rock-Tenn Co. (e) 8.200% 8/15/11	1,891,000	1,992,641
Rock-Tenn Co. 9.250% 3/15/16	530,000	580,350
Verso Paper Holdings LLC (e) 11.500% 7/01/14	700,000	780,500

		6,664,030

Gas — 0.3%
Northern Natural Gas Co. (b) 7.000% 6/01/11	709,000	735,178
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	1,573,000	1,666,575
Southwest Gas Corp. 8.375% 2/15/11	1,133,000	1,156,121

		3,557,874

Health Care – Products — 0.5%
Beckman Coulter, Inc. 6.000% 6/01/15	1,010,000	1,150,262
Beckman Coulter, Inc. 7.000% 6/01/19	805,000	955,697
Boston Scientific Corp. (e) 4.500% 1/15/15	3,805,000	3,997,795
Boston Scientific Corp. 5.450% 6/15/14	91,000	97,119
Boston Scientific Corp. 6.000% 1/15/20	950,000	1,042,053
Covidien International Finance SA 6.550% 10/15/37	95,000	115,262
Johnson & Johnson 5.850% 7/15/38	245,000	288,373

		7,646,561

Health Care – Services — 0.3%
CIGNA Corp. 5.125% 6/15/20	650,000	706,020
Roche Holdings, Inc. (b) (e) 5.000% 3/01/14	1,205,000	1,351,485

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Roche Holdings, Inc. (b) 6.000% 3/01/19	$370,000	$446,395
Roche Holdings, Inc. (b) 7.000% 3/01/39	250,000	323,462
WellPoint, Inc. (e) 4.350% 8/15/20	1,665,000	1,718,518

		4,545,880

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	1,220,000	1,349,635
Leucadia National Corp. 7.000% 8/15/13	636,000	680,520
Leucadia National Corp. 7.750% 8/15/13	1,848,000	1,995,840

		4,025,995

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	460,000	547,687

Housewares — 0.1%
Toro Co. 7.800% 6/15/27	773,000	794,723

Insurance — 1.4%
Aflac, Inc. (e) 8.500% 5/15/19	585,000	749,001
The Allstate Corp. 5.550% 5/09/35	875,000	893,851
The Allstate Corp. 7.450% 5/16/19	200,000	250,738
Berkshire Hathaway Finance Corp. 5.750% 1/15/40	835,000	874,559
Berkshire Hathaway, Inc. (e) 3.200% 2/11/15	2,825,000	3,002,944
CNA Financial Corp. 7.350% 11/15/19	1,000,000	1,127,014
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	1,820,000	1,871,837
Lincoln National Corp. 4.300% 6/15/15	600,000	638,736
Lincoln National Corp. 6.300% 10/09/37	1,245,000	1,264,413
Lincoln National Corp. 7.000% 6/15/40	700,000	767,333
Lincoln National Corp. 8.750% 7/01/19	1,350,000	1,740,771
MetLife, Inc. Series A 6.817% 8/15/18	235,000	283,380
Principal Financial Group, Inc. 8.875% 5/15/19	620,000	809,922
Prudential Financial, Inc. 3.875% 1/14/15	1,190,000	1,256,111

	Principal Amount	Value
Prudential Financial, Inc. (e) 4.750% 9/17/15	$2,055,000	$2,240,856
The Travelers Cos., Inc. (e) 6.250% 6/15/37	775,000	879,338

		18,650,804

Investment Companies — 0.1%
Xstrata Finance Canada (b) 5.800% 11/15/16	1,023,000	1,149,842

Iron & Steel — 1.5%
AK Steel Corp. 7.625% 5/15/20	785,000	817,381
Allegheny Technologies, Inc. 9.375% 6/01/19	710,000	852,398
ArcelorMittal 3.750% 8/05/15	1,500,000	1,544,626
ArcelorMittal 5.250% 8/05/20	1,700,000	1,720,050
ArcelorMittal (e) 7.000% 10/15/39	2,010,000	2,023,103
ArcelorMittal (e) 9.000% 2/15/15	3,080,000	3,760,203
Reliance Steel & Aluminum Co. 6.200% 11/15/16	2,562,000	2,827,272
Reliance Steel & Aluminum Co. (e) 6.850% 11/15/36	2,536,000	2,446,586
Steel Dynamics, Inc. (e) 7.375% 11/01/12	3,975,000	4,248,281

		20,239,900

Lodging — 0.7%
Choice Hotels International, Inc. 5.700% 8/28/20	1,500,000	1,511,060
Marriott International, Inc. 5.810% 11/10/15	425,000	473,999
Marriott International, Inc. (e) 6.200% 6/15/16	4,038,000	4,583,909
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	165,000	175,725
Wyndham Worldwide Corp. 6.000% 12/01/16	1,150,000	1,228,062
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b) 7.750% 8/15/20	1,100,000	1,193,500

		9,166,255

Machinery – Diversified — 0.4%
Briggs & Stratton Corp. (e) 8.875% 3/15/11	2,938,000	2,996,760
Roper Industries, Inc. (e) 6.625% 8/15/13	2,355,000	2,664,200

		5,660,960

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Manufacturing — 0.6%
General Electric Co. 5.250% 12/06/17	$1,145,000	$1,289,118
Illinois Tool Works, Inc. 5.150% 4/01/14	1,450,000	1,641,623
Ingersoll-Rand Global Holding Co. Ltd. (e) 6.875% 8/15/18	960,000	1,154,324
Siemens Financieringsmaatschappij NV (b) 5.750% 10/17/16	1,000,000	1,193,928
Tyco Electronics Group SA 6.000% 10/01/12	1,215,000	1,315,736
Tyco Electronics Group SA 6.550% 10/01/17	1,100,000	1,284,194
Tyco International Finance SA 8.500% 1/15/19	800,000	1,057,133

		8,936,056

Media — 1.7%
CBS Corp. 4.300% 2/15/21	1,250,000	1,239,369
CBS Corp. 6.625% 5/15/11	339,000	349,347
CBS Corp. (e) 7.875% 7/30/30	970,000	1,144,760
Comcast Cable Communications Holdings, Inc. 8.375% 3/15/13	121,000	140,043
Comcast Cable Communications Holdings, Inc. 9.800% 2/01/12	155,000	171,214
Comcast Corp. 5.500% 3/15/11	1,142,000	1,162,591
Comcast Corp. 6.400% 5/15/38	1,035,000	1,133,957
Cox Communications, Inc. 6.750% 3/15/11	196,000	200,354
McGraw-Hill Cos., Inc. 5.375% 11/15/12	2,500,000	2,670,870
NBC Universal, Inc. (b) 5.150% 4/30/20	1,400,000	1,519,205
NBC Universal, Inc. (b) 6.400% 4/30/40	100,000	108,578
News America, Inc. 6.900% 8/15/39	525,000	607,755
Rogers Cable, Inc. (e) 7.875% 5/01/12	2,398,000	2,639,742
Scholastic Corp. (e) 5.000% 4/15/13	2,024,000	2,024,000
Thomson Corp. (e) 5.700% 10/01/14	1,545,000	1,775,840

	Principal Amount	Value
Time Warner Cable, Inc. 6.750% 6/15/39	$655,000	$750,730
Time Warner Cable, Inc. 7.500% 4/01/14	1,345,000	1,586,153
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	305,845
Time Warner Cable, Inc. 8.750% 2/14/19	365,000	485,725
Time Warner, Inc. 4.700% 1/15/21	900,000	968,390
Time Warner, Inc. 6.100% 7/15/40	950,000	1,011,533
Viacom, Inc. (e) 6.250% 4/30/16	1,188,000	1,406,439

		23,402,440

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	400,000	449,834

Mining — 0.9%
Alcoa, Inc. 6.150% 8/15/20	1,775,000	1,873,537
Teck Resources Ltd. 9.750% 5/15/14	2,350,000	2,926,142
Teck Resources Ltd. 10.250% 5/15/16	1,700,000	2,099,500
Teck Resources Ltd. 10.750% 5/15/19	1,100,000	1,405,250
Vale Overseas Ltd. 6.250% 1/23/17	1,626,000	1,879,476
Vale Overseas Ltd. 6.875% 11/10/39	2,460,000	2,822,646

		13,006,551

Office Equipment/Supplies — 0.2%
Xerox Corp. 4.250% 2/15/15	800,000	861,502
Xerox Corp. (e) 5.500% 5/15/12	1,175,000	1,248,044
Xerox Corp. 8.250% 5/15/14	260,000	312,678

		2,422,224

Office Furnishings — 0.4%
Herman Miller, Inc. (e) 7.125% 3/15/11	2,259,000	2,261,431
Steelcase, Inc. 6.500% 8/15/11	2,694,000	2,767,654

		5,029,085

Oil & Gas — 2.0%
Anadarko Petroleum Corp. (e) 6.375% 9/15/17	2,800,000	3,110,553
ConocoPhillips 6.500% 2/01/39	675,000	828,422

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Devon Energy Corp. 6.300% 1/15/19	$660,000	$805,971
Mobil Corp. (e) 8.625% 8/15/21	201,000	284,905
Morgan Stanley (Gazprom) (b) 9.625% 3/01/13	1,520,000	1,725,200
Motiva Enterprises LLC (b) 5.750% 1/15/20	1,285,000	1,482,641
Motiva Enterprises LLC (b) 6.850% 1/15/40	945,000	1,113,781
Noble Holding International Ltd. (e) 7.375% 3/15/14	2,365,000	2,780,861
Pemex Project Funding Master Trust 6.625% 6/15/38	202,000	225,182
Petroleos Mexicanos 5.500% 1/21/21	1,690,000	1,837,368
Pioneer Natural Resources Co. 5.875% 7/15/16	1,370,000	1,435,479
Pride International, Inc. (e) 6.875% 8/15/20	2,000,000	2,265,000
Shell International Finance BV 5.500% 3/25/40	450,000	495,766
Tesoro Corp. 6.500% 6/01/17	1,100,000	1,094,500
Transocean, Inc., Convertible 1.500% 12/15/37	1,300,000	1,274,000
Valero Energy Corp. 4.500% 2/01/15	1,320,000	1,416,848
Valero Energy Corp. (e) 6.125% 2/01/20	1,145,000	1,267,411
XTO Energy, Inc. (e) 4.900% 2/01/14	3,746,000	4,212,527

		27,656,415

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 5.125% 9/15/40	1,100,000	1,117,647
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	1,009,000	1,009,000
Hornbeck Offshore Services, Inc., Convertible 1.625% 11/15/26	1,625,000	1,445,925

		3,572,572

Packaging & Containers — 0.5%
Ball Corp. 7.125% 9/01/16	1,320,000	1,438,800
Packaging Corporation of America 5.750% 8/01/13	1,050,000	1,137,556
Pactiv Corp. 6.400% 1/15/18	1,025,000	1,035,883
Sealed Air Corp. (b) (e) 5.625% 7/15/13	2,175,000	2,326,461

	Principal Amount	Value
Sealed Air Corp. (b) 6.875% 7/15/33	$717,000	$675,798

		6,614,498

Pharmaceuticals — 0.4%
Abbott Laboratories 5.300% 5/27/40	1,900,000	2,002,625
Abbott Laboratories 5.600% 11/30/17	200,000	237,972
Eli Lilly & Co. 5.950% 11/15/37	260,000	295,533
Merck & Co., Inc. 5.850% 6/30/39	255,000	294,242
Mylan, Inc. (b) 7.625% 7/15/17	800,000	880,000
Pfizer, Inc. 7.200% 3/15/39	970,000	1,287,941

		4,998,313

Pipelines — 2.6%
Alliance Pipeline LP (b) (e) 6.996% 12/31/19	920,445	1,082,813
Boardwalk Pipelines LLC 5.500% 2/01/17	914,000	1,002,176
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	1,050,000	1,106,158
DCP Midstream LLC (b) 9.750% 3/15/19	70,000	92,703
Enbridge, Inc. (e) 5.800% 6/15/14	4,010,000	4,599,153
Enogex LLC (b) (e) 6.875% 7/15/14	3,300,000	3,713,414
Enterprise Products Operating LP 7.500% 2/01/11	735,000	746,623
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	868,000	945,609
Kern River Funding Corp. (b) 4.893% 4/30/18	2,370,773	2,662,794
Kinder Morgan Energy Partners LP 6.000% 2/01/17	685,000	783,095
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	606,076
Kinder Morgan Energy Partners LP (e) 6.950% 1/15/38	65,000	72,282
Kinder Morgan Energy Partners LP 7.125% 3/15/12	59,000	63,396
Magellan Midstream Partners LP 6.550% 7/15/19	1,125,000	1,337,595
NGPL PipeCo LLC (b) 6.514% 12/15/12	2,875,000	3,101,912
Plains All American Pipeline LP (e) 5.625% 12/15/13	2,197,000	2,409,571
Rockies Express Pipeline LLC (b) (e) 6.250% 7/15/13	1,945,000	2,117,006

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rockies Express Pipeline LLC (b) (e) 6.850% 7/15/18	$1,280,000	$1,424,264
Southern Natural Gas Co. (b) 5.900% 4/01/17	1,345,000	1,475,141
Texas Eastern Transmission LP (b) 6.000% 9/15/17	850,000	995,749
TransCanada PipeLines Ltd. 6.200% 10/15/37	840,000	948,170
Transcontinental Gas Pipe Line Co. LLC (e) 8.875% 7/15/12	1,830,000	2,044,478
Williams Partners LP (e) 5.250% 3/15/20	2,045,000	2,233,942

		35,564,120

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	1,050,000	1,072,385
Brookfield Asset Management, Inc. 7.125% 6/15/12	685,000	735,680

		1,808,065

Real Estate Investment Trusts (REITS) — 0.4%
Mack-Cali Realty LP 5.250% 1/15/12	740,000	764,225
Senior Housing Properties Trust 8.625% 1/15/12	457,000	484,420
Simon Property Group LP 4.200% 2/01/15	275,000	297,512
Simon Property Group LP 4.375% 3/01/21	2,500,000	2,561,467
Simon Property Group LP 5.650% 2/01/20	830,000	937,649

		5,045,273

Retail — 0.8%
CVS Caremark Corp. 6.125% 9/15/39	895,000	964,492
J.C. Penney Co., Inc. (e) 5.650% 6/01/20	2,000,000	1,935,000
J.C. Penney Corp., Inc. 7.950% 4/01/17	649,000	694,430
Lowe’s Cos., Inc. 5.600% 9/15/12	1,350,000	1,466,984
Macy’s Retail Holdings, Inc. 7.500% 6/01/15	1,785,000	1,967,963
McDonald’s Corp. 6.300% 10/15/37	645,000	770,529
Nordstrom, Inc. 6.750% 6/01/14	480,000	560,009
Sears Roebuck Acceptance Corp. 6.750% 8/15/11	167,216	172,023
Wal-Mart Stores, Inc. 5.625% 4/01/40	2,085,000	2,264,158

		10,795,588

	Principal Amount	Value
Savings & Loans — 0.2%
Glencore Funding LLC (b) (e) 6.000% 4/15/14	$2,330,000	$2,429,682
Targeted Return Index Securities Trust (Acquired 1/16/02, Cost $1,899,624) VRN (b) (c) 6.814% 1/15/12	1,025,920	1,058,688
Washington Mutual Bank (e) (f) 5.650% 8/15/14	4,038,000	8,076

		3,496,446

Software — 0.9%
CA, Inc. 5.375% 12/01/19	530,000	574,086
Fiserv, Inc. (e) 6.125% 11/20/12	4,565,000	4,975,371
Microsoft Corp. (e) 3.000% 10/01/20	2,325,000	2,309,169
Microsoft Corp. 4.500% 10/01/40	1,700,000	1,624,578
Oracle Corp. (b) 3.875% 7/15/20	1,000,000	1,042,295
Oracle Corp. (b) 5.375% 7/15/40	900,000	940,416
Oracle Corp. 6.125% 7/08/39	565,000	656,452

		12,122,367

Storage & Warehousing — 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (b) (e) 8.875% 3/15/18	2,600,000	2,840,500

Telecommunications — 2.7%
America Movil SAB de CV 5.000% 3/30/20	730,000	797,880
America Movil SAB de CV 6.125% 3/30/40	760,000	839,858
American Tower Corp. (e) 5.050% 9/01/20	2,850,000	2,975,434
AT&T, Inc. (e) 6.500% 9/01/37	1,485,000	1,667,710
British Telecom PLC STEP (e) 9.875% 12/15/30	1,050,000	1,459,882
Cellco Partnership/Verizon Wireless Capital LLC (e) 7.375% 11/15/13	2,365,000	2,798,493
CenturyLink, Inc. 5.500% 4/01/13	1,225,000	1,289,753
CenturyLink, Inc. 6.150% 9/15/19	760,000	777,433
Cisco Systems, Inc. 5.500% 1/15/40	485,000	518,104

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	$290,000	$402,352
Embarq Corp. 7.082% 6/01/16	561,000	640,571
Embarq Corp. 7.995% 6/01/36	200,000	218,523
Qwest Corp. (e) 7.875% 9/01/11	3,715,000	3,914,681
Qwest Corp. (e) 8.875% 3/15/12	3,696,000	4,056,360
Rogers Communications, Inc. 5.500% 3/15/14	822,000	926,014
Rogers Communications, Inc. (e) 6.375% 3/01/14	1,553,000	1,793,328
Rogers Communications, Inc. 7.500% 8/15/38	160,000	207,570
Telecom Italia Capital 6.000% 9/30/34	153,000	147,047
Telecom Italia Capital 6.175% 6/18/14	1,825,000	2,039,054
Verizon Communications, Inc. (e) 8.750% 11/01/18	1,815,000	2,495,258
Verizon Global Funding Corp. 4.375% 6/01/13	840,000	911,896
Verizon Global Funding Corp. 7.750% 12/01/30	987,000	1,248,249
Verizon Virginia, Inc. Series A 4.625% 3/15/13	46,000	49,326
Virgin Media Secured Finance PLC 6.500% 1/15/18	2,680,000	2,874,300
Windstream Corp. 7.875% 11/01/17	1,610,000	1,758,925

		36,808,001

Textiles — 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	1,306,000	1,381,095

Transportation — 0.7%
Bristow Group, Inc. (e) 7.500% 9/15/17	3,707,000	3,846,013
Burlington Northern Santa Fe LLC (e) 6.750% 3/15/29	1,053,000	1,222,618
Canadian National Railway Co. 5.850% 11/15/17	725,000	851,919
Canadian National Railway Co. (e) 6.375% 11/15/37	1,070,000	1,283,727
CSX Corp. 7.250% 5/01/27	733,000	862,996
Federal Express Corp. 7.500% 7/15/19	68,066	72,076
Norfolk Southern Corp. 7.250% 2/15/31	110,000	135,618

	Principal Amount	Value
Ryder System, Inc. 5.000% 6/15/12	$650,000	$685,141
Union Pacific Corp. 4.000% 2/01/21	700,000	720,485

		9,680,593

Trucking & Leasing — 0.6%
GATX Corp. 4.750% 5/15/15	905,000	977,288
GATX Corp. (e) 8.750% 5/15/14	2,385,000	2,825,679
TTX Co. (b) (e) 4.500% 12/15/10	4,805,000	4,808,123

		8,611,090

TOTAL CORPORATE DEBT (Cost $486,224,164)		524,454,107

MUNICIPAL OBLIGATIONS — 0.5%
Access Group, Inc., Delaware VRN 1.757% 9/01/37	1,250,000	1,168,750
North Texas Tollway Authority (e) 6.718% 1/01/49	3,400,000	3,535,966
State of California 5.950% 4/01/16	895,000	980,965
State of California 7.550% 4/01/39	505,000	527,593
Tennessee Valley Authority 5.250% 9/15/39	930,000	1,042,362

		7,255,636

TOTAL MUNICIPAL OBLIGATIONS (Cost $6,932,495)		7,255,636

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.3%
Automobile ABS — 0.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (b) 0.396% 8/20/13	2,200,000	2,152,537
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (b) 0.476% 3/20/12	3,500,000	3,496,338
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	1,000,000	1,001,608

		6,650,483

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 5.0%
280 Park Ave Trust, Series 2001-280, Class A1 (b) 6.148% 2/03/16	$179,970	$181,479
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN (e) 5.741% 2/10/51	4,775,000	5,096,014
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	3,850,000	4,119,413
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,975,000	2,141,046
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 (e) 5.205% 2/11/44	5,025,000	5,125,457
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 (e) 5.330% 1/12/45	3,125,000	3,191,478
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 (e) 5.694% 6/11/50	2,200,000	2,395,006
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/13/50	3,250,000	3,497,038
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A (e) 5.237% 12/11/49	3,425,000	3,487,042
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN (e) 5.815% 12/10/49	3,570,000	3,886,893
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	2,500,000	2,650,417
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) (e) 6.214% 2/15/41	4,500,000	2,375,964
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN (e) 5.232% 5/15/41	4,200,000	4,521,895
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 (e) 5.429% 12/12/43	3,000,000	3,206,810

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN (e) 5.172% 12/12/49	$3,050,000	$3,120,667
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 (e) 5.610% 4/15/49	5,225,000	5,400,653
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.280% 1/11/43	2,300,000	2,598,135
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN (e) 6.043% 8/15/39	1,500,000	1,667,444
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 (e) 5.509% 4/15/47	4,525,000	4,586,339
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN (e) 5.858% 2/15/51	4,470,000	4,630,976
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) (g) 3.349% 10/15/57	650,000	669,480

		68,549,646

Home Equity ABS — 1.0%
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.616% 7/25/35	1,534,425	1,440,023
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M1 FRN 0.756% 1/25/36	675,000	540,774
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.846% 12/25/34	625,386	568,117
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.486% 9/25/34	1,263,346	1,176,077
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.636% 1/25/36	1,167,606	1,063,550
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV2 FRN 0.886% 3/25/35	825,000	743,459
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3 FRN 0.916% 3/25/35	2,000,000	1,440,320
Countrywide Partnership Trust, Series 2004-EC1, Class M1 0.856% 2/25/35	1,127,968	1,030,163

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital Inc., Series 2006-NC1, Class A3 FRN 0.446% 12/25/35	$1,468,958	$1,447,160
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.706% 3/25/35	1,275,000	1,050,503
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	7,621	7,285
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.596% 3/25/36	2,026,832	1,815,353
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.656% 10/25/35	1,550,000	1,188,908

		13,511,692

Student Loans ABS — 2.4%
Access Group, Inc., Series 2003-1, Class A2 FRN 0.549% 12/27/16	696,443	694,738
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.356% 5/25/36	597,676	571,200
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.299% 3/28/17	2,433,380	2,414,097
College Loan Corp. Trust, Series 2003-1, Class A3 FRN 1.728% 3/01/42	1,100,000	984,500
College Loan Corp. Trust, Series 2007-1, Class A9 FRN 5.270% 1/25/47	950,000	912,572
College Loan Corp. Trust, Series 2007-1, Class A7 FRN 5.448% 1/25/47	900,000	855,417
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 5.448% 1/25/47	2,075,000	1,742,585
Community Program Loan Trust, Series 1987-A, Class A4 4.500% 10/01/18	141,794	142,831
DB Master Finance LLC, Series 2006-1, Class A2 (b) 5.779% 6/20/31	1,240,000	1,260,150
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 3/25/42	1,150,000	1,037,875
GCO Education Loan Funding Trust, Series 2007-1A, Class A7AR FRN (b) 1.590% 11/26/46	275,000	242,687

	Principal Amount	Value
Goal Capital Funding Trust, Series 2005-2, Class B FRN 0.848% 11/25/44	$1,650,000	$1,288,318
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.296% 6/25/25	1,292,745	1,264,149
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.406% 2/25/26	1,433,239	1,419,736
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5C FRN 1.090% 2/25/39	375,000	339,375
Newport Waves CDO (Acquired 3/30/07, Cost $4,994,200), Series 2007-1A, Class A3LS FRN (b) (c) 0.891% 6/20/14	5,000,000	2,704,000
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1/28/47	1,200,000	756,000
Pennsylvania Higher Education Assistance Agency, Series 2004 A-1, Class B-1 FRN 4/25/44	1,725,000	1,345,500
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2 FRN 1.383% 4/25/44	900,000	834,750
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 12/17/46	2,200,000	1,760,000
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.342% 9/15/20	1,423,405	1,404,273
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.882% 3/15/38	1,310,338	1,085,971
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.942% 6/15/38	1,671,295	1,385,570
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (b) 1.000% 12/15/16	250,000	249,531
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (b) 1.000% 12/15/16	250,000	249,531
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.706% 12/15/16	1,400,000	1,397,374
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.744% 12/15/16	4,000,000	3,992,485

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (b) 2.000% 4/15/18	$1,325,000	$1,323,410

		33,658,625

WL Collateral CMO — 1.3%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN (e) 0.336% 7/20/36	432,478	424,482
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN (e) 2.964% 8/25/34	1,062,782	941,370
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 3.183% 2/25/34	207,344	181,777
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN (e) 3.287% 9/25/33	120,328	101,438
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.919% 8/25/34	213,952	196,733
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN (e) 0.446% 1/19/38	3,073,623	1,929,127
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN (e) 0.366% 5/25/37	2,897,586	1,452,933
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.974% 8/25/34	472,587	366,473
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.506% 8/25/36	1,021,251	749,007
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.804% 7/25/33	27,212	26,414
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.536% 2/25/34	89,273	82,291
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	3,988	3,636
Morgan Stanley Reremic Trust 3.000% 7/17/56	5,982,583	5,993,830
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN (e) 0.436% 6/25/46	5,591,846	2,163,744
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.446% 4/25/46	3,594,347	1,893,499
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.986% 3/25/34	340,395	305,270

	Principal Amount	Value
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.753% 4/25/44	$919,769	$690,765

		17,502,789

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2006-GEL4, Class A1 FRN (b) 0.376% 10/25/36	1,480,015	1,420,332
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.707% 6/25/32	335,473	290,923

		1,711,255

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $148,839,971)		141,584,490

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Brazilian Government International Bond 5.875% 1/15/19	2,243,000	2,662,441
Colombia Government International Bond 7.375% 3/18/19	1,175,000	1,501,062
Peruvian Government International Bond 6.550% 3/14/37	560,000	687,400
Poland Government International Bond 6.375% 7/15/19	1,260,000	1,522,660
Province of Quebec Canada 7.500% 9/15/29	540,000	748,997
Republic of Brazil International Bond 5.625% 1/07/41	1,825,000	2,025,750
United Mexican States 5.125% 1/15/20	1,110,000	1,245,975
United Mexican States 6.750% 9/27/34	950,000	1,173,250

		11,567,535

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,041,189)		11,567,535

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 32.3%
Collateralized Mortgage Obligations — 0.2%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	1,043,953	1,184,982
Federal National Mortgage Association Series 1989-20, Class A 6.750% 4/25/18	601,692	644,661

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	$740,831	$851,845

		2,681,488

Pass-Through Securities — 32.1%
Federal Home Loan Mortgage Corp. Pool #C01283 5.500% 11/01/31	13,713	14,837
Pool #G01563 5.500% 6/01/33	2,432,624	2,630,465
Pool #E84025 6.000% 6/01/16	360,500	390,016
Pool #G11431 6.000% 2/01/18	37,522	40,594
Pool #G11122 6.500% 5/01/16	221,614	238,851
Pool #E84450 6.500% 7/01/16	36,294	39,645
Pool #E84580 6.500% 7/01/16	123,069	134,425
Pool #E84660 6.500% 7/01/16	9,053	9,922
Pool #E90508 6.500% 7/01/17	125,853	138,377
Pool #C00836 7.000% 7/01/29	46,847	52,417
Pool #C35095 7.000% 1/01/30	30,468	34,155
Pool #C49314 7.000% 4/01/31	8,646	9,683
Pool #C51422 7.000% 5/01/31	7,322	8,203
Pool #C51550 7.000% 5/01/31	2,635	2,942
Pool #C53034 7.000% 6/01/31	16,657	18,670
Pool #C53267 7.000% 6/01/31	7,089	7,904
Pool #G01311 7.000% 9/01/31	260,232	291,207
Pool #G01317 7.000% 10/01/31	176,071	197,030
Pool #E00856 7.500% 6/01/15	30,535	33,071
Pool #G00143 7.500% 6/01/23	3,657	4,145
Pool #C55867 7.500% 2/01/30	95,727	109,268
Pool #C37986 7.500% 5/01/30	2,125	2,438
Pool #C39755 7.500% 6/01/30	1,135	1,301

	Principal Amount	Value
Pool #C40675 7.500% 7/01/30	$463	$532
Pool #C41497 7.500% 9/01/30	271	311
Pool #C42340 7.500% 9/01/30	428	492
Pool #C42427 7.500% 9/01/30	1,936	2,221
Pool #C42446 7.500% 9/01/30	3,969	4,558
Pool #C42538 7.500% 9/01/30	5,407	6,207
Pool #C43930 7.500% 10/01/30	14,857	17,066
Pool #C43962 7.500% 10/01/30	17,296	19,856
Pool #C44509 7.500% 11/01/30	16,963	19,493
Pool #C44732 7.500% 11/01/30	3,467	3,801
Pool #C44830 7.500% 11/01/30	131	151
Pool #C45304 7.500% 12/01/30	635	728
Pool #C45235 7.500% 12/01/30	104,647	120,158
Pool #C46038 7.500% 12/01/30	2,325	2,668
Pool #C01116 7.500% 1/01/31	4,990	5,728
Pool #C46309 7.500% 1/01/31	648	744
Pool #C46560 7.500% 1/01/31	771	882
Pool #C46566 7.500% 1/01/31	9,947	11,432
Pool #C46810 7.500% 1/01/31	2,173	2,495
Pool #C47060 7.500% 1/01/31	2,292	2,630
Pool #C47063 7.500% 1/01/31	12,302	14,114
Pool #E00842 8.000% 3/01/15	94,843	103,012
Pool #E00843 8.000% 4/01/15	35,453	38,382
Pool #E00852 8.000% 5/01/15	26,940	29,348
Pool #E80782 8.000% 7/01/15	6,678	7,303
Pool #E80998 8.000% 7/01/15	16,671	18,143

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E81091 8.000% 7/01/15	$18,459	$20,203
Pool #E81151 8.000% 8/01/15	34,071	37,328
Pool #555481 8.250% 5/01/17	14,112	15,785
Pool #G00653 8.500% 11/01/25	55,888	64,804
Pool #554904 9.000% 3/01/17	723	814
Federal Home Loan Mortgage Corp. TBA Pool #5750 4.500% 1/01/39 (g)	87,024,000	91,137,242
Federal National Mortgage Association Pool #725692 VRN 2.482% 10/01/33	1,242,565	1,292,793
Pool #775539 VRN 2.485% 5/01/34	1,046,478	1,087,281
Pool #888586 VRN 2.779% 10/01/34	2,643,774	2,760,201
Pool #675713 5.000% 3/01/18	40,214	43,229
Pool #522294 5.625% 7/15/37	10,500,000	12,640,171
Pool #346537 6.000% 5/01/11	1,477	1,602
Pool #545636 6.500% 5/01/17	279,248	305,503
Pool #524355 7.000% 12/01/29	156	175
Pool #254379 7.000% 7/01/32	140,011	157,742
Pool #252717 7.500% 9/01/29	9,815	11,202
Pool #535996 7.500% 6/01/31	33,980	38,826
Pool #254009 7.500% 10/01/31	114,292	130,689
Pool #253394 8.000% 7/01/20	62,645	72,324
Pool #323992 8.000% 11/01/29	5,929	6,802
Pool #525725 8.000% 2/01/30	10,309	11,807
Pool #253266 8.000% 5/01/30	14,523	16,674
Pool #537433 8.000% 5/01/30	9,263	10,647
Pool #253347 8.000% 6/01/30	17,735	20,374

	Principal Amount	Value
Pool #536271 8.000% 6/01/30	$12,956	$14,897
Pool #544976 8.000% 7/01/30	1,416	1,628
Pool #535428 8.000% 8/01/30	24,567	28,217
Pool #543290 8.000% 9/01/30	69	80
Pool #547786 8.000% 9/01/30	4,584	5,254
Pool #550767 8.000% 9/01/30	11,265	12,920
Pool #553061 8.000% 9/01/30	15,919	18,275
Pool #253481 8.000% 10/01/30	21,075	24,219
Pool #535533 8.000% 10/01/30	17,199	19,755
Pool #560741 8.000% 11/01/30	3,353	3,858
Pool #253644 8.000% 2/01/31	8,350	9,594
Pool #581170 8.000% 5/01/31	3,864	4,442
Pool #583916 8.000% 5/01/31	5,542	6,374
Pool #593848 8.000% 7/01/31	1,134	1,304
Pool #190317 8.000% 8/01/31	111,388	127,927
Pool #545240 8.000% 9/01/31	11,388	13,083
Pool #541202 8.500% 8/01/26	158,126	181,822
Federal National Mortgage Association TBA Pool #5337 4.000% 10/01/23 (g)	105,986,000	111,036,890
Pool #10902 4.500% 12/01/20 (g)	143,431,000	151,689,484
Pool #26113 5.000% 4/01/36 (g)	26,030,000	27,665,009
Government National Mortgage Association Pool #423828 6.000% 6/15/11	768	836
Pool #518418 6.000% 8/15/29	17,903	19,653
Pool #404246 6.500% 8/15/28	1,273	1,431
Pool #418295 6.500% 1/15/29	1,044	1,172
Pool #781038 6.500% 5/15/29	217,986	245,324

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #527586 6.500% 5/15/31	$2,213	$2,495
Pool #781468 6.500% 7/15/32	16,877	19,043
Pool #781496 6.500% 9/15/32	83,652	94,331
Pool #363066 7.000% 8/15/23	18,489	20,535
Pool #352049 7.000% 10/15/23	12,652	14,052
Pool #354674 7.000% 10/15/23	15,295	16,988
Pool #358555 7.000% 10/15/23	12,917	14,347
Pool #345964 7.000% 11/15/23	9,968	11,071
Pool #380866 7.000% 3/15/24	2,820	3,132
Pool #781124 7.000% 12/15/29	22,253	24,884
Pool #781319 7.000% 7/15/31	495,219	553,843
Pool #565982 7.000% 7/15/32	35,420	39,851
Pool #581417 7.000% 7/15/32	106,918	120,291
Pool #588012 7.000% 7/15/32	44,237	49,798
Pool #591581 7.000% 8/15/32	12,102	13,616
Pool #307830 7.250% 7/20/21	115,468	127,653
Pool #314265 7.250% 8/20/21	146,257	161,086
Pool #314280 7.250% 9/20/21	42,331	46,336
Pool #316478 7.250% 10/20/21	48,674	53,629
Pool #332232 7.250% 7/20/22	91,670	101,556
Pool #410343 7.500% 6/15/11	1,980	2,018
Pool #398964 7.500% 11/15/11	942	969
Pool #190766 7.500% 1/15/17	32,135	35,524
Pool #187548 7.500% 4/15/17	18,852	20,844
Pool #203940 7.500% 4/15/17	61,259	67,201
Pool #181168 7.500% 5/15/17	24,511	27,231

	Principal Amount	Value
Pool #201622 7.500% 5/15/17	$51,132	$56,686
Pool #210627 7.500% 5/15/17	7,207	8,006
Pool #192796 7.500% 6/15/17	6,855	7,590
Pool #357262 7.500% 9/15/23	9,458	10,779
Pool #432175 8.000% 11/15/26	273	315
Pool #441009 8.000% 11/15/26	2,184	2,515
Pool #522777 8.000% 12/15/29	7,357	8,521
Pool #434719 8.000% 2/15/30	242	279
Pool #523025 8.000% 2/15/30	1,496	1,706
Pool #508661 8.000% 3/15/30	5,423	6,282
Pool #523043 8.000% 3/15/30	382	442
Pool #529134 8.000% 3/15/30	2,119	2,456
Pool #477036 8.000% 4/15/30	1,558	1,806
Pool #503157 8.000% 4/15/30	48,144	55,575
Pool #528714 8.000% 4/15/30	2,230	2,585
Pool #544640 8.000% 11/15/30	48,373	55,622
Pool #531298 8.500% 8/15/30	3,183	3,706
Government National Mortgage Association TBA Pool #7491 4.500% 7/01/39 (g)	29,387,000	31,161,699
New Valley Generation IV 4.687% 1/15/22	1,549,543	1,672,255

		440,560,836

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $439,432,815)		443,242,324

U.S. TREASURY OBLIGATIONS — 17.4%
U.S. Treasury Bonds & Notes — 17.4%
U.S. Treasury Bond (e) 4.375% 5/15/40	17,875,000	19,044,847
U.S. Treasury Bond (e) 5.375% 2/15/31	12,775,000	15,880,828
U.S. Treasury Note (e) 0.750% 9/15/13	61,900,000	62,393,269

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 2.625% 8/15/20	$4,625,000	$4,630,420
U.S. Treasury Note (e) (h) 3.000% 9/30/16	123,600,000	133,879,083
U.S. Treasury Principal Strip (e) 0.000% 2/15/28	7,700,000	3,889,920

		239,718,367

TOTAL U.S. TREASURY OBLIGATIONS (Cost $240,489,641)		239,718,367

TOTAL BONDS & NOTES (Cost $1,331,960,275)		1,367,822,459

TOTAL LONG-TERM INVESTMENTS (Cost $1,333,210,275)		1,368,820,860

SHORT-TERM INVESTMENTS — 30.9%
Commercial Paper — 30.9% (i)
AGL Capital Corp. (b) 0.330% 11/08/10	15,000,000	14,999,037
AGL Capital Corp. (b) 0.340% 12/01/10	6,850,000	6,848,059
Bacardi USA, Inc. 0.410% 11/30/10	12,400,000	12,395,905
BAE Systems Holdings, Inc. (b) 0.330% 11/16/10	9,000,000	8,998,762
BAE Systems Holdings, Inc. (b) 0.340% 11/03/10	11,300,000	11,299,787
BAE Systems Holdings, Inc. (b) 0.450% 11/01/10	5,300,000	5,300,000
BG Energy Finance, Inc. (b) 0.260% 12/03/10	6,400,000	6,398,521
BG Energy Finance, Inc. (b) 0.280% 12/10/10	18,725,000	18,719,320
BMW US Capital LLC (b) 0.350% 11/22/10	5,000,000	4,998,979
BMW US Capital LLC (b) 0.360% 11/02/10	14,950,000	14,949,850
BMW US Capital LLC (b) 0.360% 12/22/10	4,000,000	3,997,960
BMW US Capital LLC (b) 0.380% 11/16/10	6,250,000	6,249,010
The Clorox Co. (b) 0.360% 11/17/10	8,925,000	8,923,572
Covidien International Finance SA (b) 0.370% 12/06/10	7,000,000	6,997,482
CVS Caremark Corp. (b) 0.350% 11/30/10	5,000,000	4,998,590

	Principal Amount	Value
Danske Corp. (b) 0.270% 12/03/10	$15,000,000	$14,996,400
Duke Energy Corp. (b) 0.390% 11/15/10	13,000,000	12,998,028
Duke Energy Corp. (b) 0.390% 11/22/10	7,000,000	6,998,407
ERAC USA Finance Co. (b) 0.360% 11/12/10	17,425,000	17,423,068
ERAC USA Finance Co. (b) 0.430% 11/18/10	9,900,000	9,897,990
FPL Group Capital, Inc. (b) 0.430% 11/05/10	8,000,000	7,999,618
FPL Group Capital, Inc. (b) 0.450% 12/15/10	8,000,000	7,995,600
General Mills, Inc. (b) 0.410% 11/10/10	14,250,000	14,248,539
H.J. Heinz Finance Co. (b) 0.370% 1/13/11	5,300,000	5,296,024
H.J. Heinz Finance Co. (b) 0.380% 1/27/11	15,000,000	14,986,225
Harris Corp. 0.340% 11/23/10	8,050,000	8,048,327
Harris Corp. 0.360% 11/22/10	10,000,000	9,997,900
Henkel of America, Inc. (b) 0.330% 11/22/10	5,000,000	4,999,038
Henkel of America, Inc. (b) 0.380% 11/01/10	10,325,000	10,325,000
Lincoln National Corp. (b) 0.320% 12/07/10	9,865,000	9,861,843
Lincoln National Corp. (b) 0.330% 11/12/10	6,550,000	6,549,340
Natixis US Finance Co. LLC 0.270% 11/26/10	22,250,000	22,245,828
Nissan Motor Acceptance Corp. (b) 0.350% 11/09/10	28,525,000	28,522,757
Nissan Motor Acceptance Corp. (b) 0.350% 11/10/10	1,500,000	1,499,869
NYSE Euronext, Inc. (b) 0.290% 11/04/10	16,650,000	16,649,598
NYSE Euronext, Inc. (b) 0.300% 11/02/10	7,750,000	7,749,935
Royal Bank of Scotland PLC (b) 0.300% 12/29/10	10,000,000	9,995,167
Ryder System, Inc. 0.380% 11/18/10	6,250,000	6,248,879
Societe Generale North America, Inc. 0.280% 12/13/10	1,825,000	1,824,404
Volkswagen Group of America, Inc. (b) 0.300% 11/02/10	7,308,000	7,307,939

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volkswagen Group of America, Inc. (b) 0.300% 11/03/10	$7,300,000	$7,299,878
Volkswagen Group of America, Inc. (b) 0.350% 11/04/10	3,068,000	3,067,911
Wellpoint, Inc. (b) 0.310% 11/09/10	10,000,000	9,999,311
Wellpoint, Inc. (b) 0.370% 12/02/10	3,350,000	3,348,933

		424,456,590

Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/10	23,174	23,174

TOTAL SHORT-TERM INVESTMENTS (Cost $424,479,764)		424,479,764

TOTAL INVESTMENTS —130.5% (Cost $1,757,690,039) (j)		1,793,300,624

Other Assets/(Liabilities) — (30.5)%		(418,715,332)

NET ASSETS — 100.0%		$1,374,585,292

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $459,767,655 or 33.45% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At October 31, 2010, these securities amounted to a value of $4,761,089 or 0.35% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(f)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2010, these securities amounted to a value of $120,869 or 0.01% of net assets.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is held as collateral for open swap agreements.
(i)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 0.4%

COMMON STOCK — 0.1%
Forest Products & Paper — 0.1%
The Newark Group, Inc. (a) (b)	26,904	$114,325

Telecommunications — 0.0%
Manitoba Telecom Services	1,709	48,812

TOTAL COMMON STOCK (Cost $223,281)		163,137

PREFERRED STOCK — 0.3%
Investment Companies — 0.3%
Special Value Expansion Fund LLC 0.000% (Acquired 8/27/07, Cost $750,000) (a) (b) (c) (d)	7,500	599,040

TOTAL PREFERRED STOCK (Cost $750,000)		599,040

TOTAL EQUITIES (Cost $973,281)		762,177

	Principal Amount
BONDS & NOTES — 99.0%

CORPORATE DEBT — 47.9%
Advertising — 0.4%
inVentiv Health, Inc. (c) 10.000% 8/15/18	$150,000	151,125
Visant Corp. (c) 10.000% 10/01/17	125,000	133,125
WPP Finance (e) 8.000% 9/15/14	595,000	708,765

		993,015

Aerospace & Defense — 0.5%
BE Aerospace, Inc. 6.875% 10/01/20	125,000	132,813
General Dynamics Corp. (e) 5.250% 2/01/14	565,000	639,337
Goodrich Corp. 6.125% 3/01/19	160,000	189,977
L-3 Communications Corp. 4.750% 7/15/20	50,000	52,194
Lockheed Martin Corp. 5.500% 11/15/39	60,000	63,145
United Technologies Corp. 6.125% 7/15/38	105,000	123,356

		1,200,822

	Principal Amount	Value
Agriculture — 0.1%
Brickman Group Holdings, Inc. (c) 9.125% 11/01/18	$125,000	$128,750
Philip Morris International, Inc. 6.375% 5/16/38	50,000	59,795

		188,545

Auto Manufacturers — 0.4%
Ford Motor Co. 6.500% 8/01/18	100,000	105,750
Ford Motor Co. 7.450% 7/16/31	435,000	493,725
Navistar International Corp. (e) 8.250% 11/01/21	340,000	372,725

		972,200

Auto Parts & Equipment — 0.3%
Affinia Group, Inc. 9.000% 11/30/14	305,000	314,531
RSC Equipment Rental, Inc./RSC Holdings III LLC (e) 9.500% 12/01/14	300,000	313,125

		627,656

Automotive & Parts — 0.6%
Accuride Corp. 9.500% 8/01/18	100,000	109,000
American Axle & Manufacturing, Inc. 7.875% 3/01/17	425,000	429,781
Cooper Tire & Rubber Co. 8.000% 12/15/19	140,000	145,250
The Goodyear Tire & Rubber Co. (e) 10.500% 5/15/16	450,000	515,250
Titan International, Inc. (c) 7.875% 10/01/17	163,000	169,520

		1,368,801

Banks — 1.7%
Ally Financial, Inc. 6.750% 12/01/14	150,000	157,125
Bank of America Corp. 5.625% 7/01/20	205,000	212,572
Bank of America Corp. (e) 6.000% 9/01/17	455,000	489,550
Barclays Bank PLC (e) 5.200% 7/10/14	160,000	178,285
Capital One Financial Corp. 7.375% 5/23/14	240,000	280,488
Credit Suisse AG 5.400% 1/14/20	355,000	384,531
Credit Suisse New York 5.500% 5/01/14	190,000	213,814
HSBC Holdings PLC (e) 6.500% 9/15/37	125,000	134,173

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ICICI Bank Ltd. (c) 5.500% 3/25/15	$475,000	$498,512
PNC Funding Corp. (e) 4.375% 8/11/20	565,000	572,471
Royal Bank of Scotland PLC (c) (e) 4.875% 8/25/14	375,000	401,357
UBS AG 5.750% 4/25/18	100,000	113,428
Wachovia Bank NA (e) 6.600% 1/15/38	90,000	99,726
Wells Fargo & Co. 4.875% 1/12/11	215,000	216,870
Wells Fargo & Co. 5.625% 12/11/17	60,000	67,825

		4,020,727

Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	60,000	67,646
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	215,000	244,768
Foster’s Finance Corp. (c) 6.875% 6/15/11	390,000	404,203

		716,617

Building Materials — 0.9%
CRH America, Inc. (e) 8.125% 7/15/18	55,000	66,169
Interline Brands, Inc. 8.125% 6/15/14	150,000	155,812
Lafarge SA (c) (e) 5.500% 7/09/15	1,100,000	1,169,669
Libbey Glass, Inc. (c) 10.000% 2/15/15	120,000	130,500
Masco Corp. 6.125% 10/03/16	250,000	255,976
Masco Corp. 7.125% 8/15/13	300,000	322,932

		2,101,058

Chemicals — 0.8%
Airgas, Inc. 4.500% 9/15/14	345,000	370,510
Cytec Industries, Inc. 8.950% 7/01/17	175,000	219,544
The Dow Chemical Co. 7.600% 5/15/14	45,000	52,945
The Dow Chemical Co. 8.550% 5/15/19	100,000	128,434
Ecolab, Inc. 6.875% 2/01/11	120,000	121,836
EI du Pont de Nemours & Co. 5.000% 1/15/13	145,000	158,205
Georgia Gulf Corp. (c) 9.000% 1/15/17	155,000	167,012

	Principal Amount	Value
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (c) (g) 9.000% 11/15/20	$130,000	$135,200
Lyondell Chemical Co. (c) 8.000% 11/01/17	180,000	197,100
Omnova Solutions, Inc. (c) (g) 7.875% 11/01/18	220,000	224,950
Valspar Corp. 7.250% 6/15/19	150,000	181,452

		1,957,188

Coal — 0.7%
Arch Coal, Inc. 7.250% 10/01/20	400,000	438,000
Arch Western Finance LLC 6.750% 7/01/13	218,000	220,180
International Coal Group, Inc. 9.125% 4/01/18	850,000	926,500

		1,584,680

Commercial Services — 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (c) 8.250% 1/15/19	150,000	151,500
Brambles USA, Inc. (c) 3.950% 4/01/15	500,000	520,529
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	285,000	298,349
Equifax, Inc. 7.000% 7/01/37	320,000	360,106
ERAC USA Finance LLC (c) 6.700% 6/01/34	225,000	239,067
ERAC USA Finance LLC (c) 7.000% 10/15/37	50,000	55,351
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	70,000	70,875
Hertz Corp. (c) 7.500% 10/15/18	125,000	128,750
Rent-A-Center, Inc. (c) 6.625% 11/15/20	160,000	161,600
Ticketmaster Entertainment, Inc. 10.750% 8/01/16	95,000	105,212

		2,091,339

Computers — 0.5%
Computer Sciences Corp. 5.500% 3/15/13	190,000	205,763
EMC Corp., Convertible 1.750% 12/01/13	350,000	499,188
HP Enterprise Services LLC Series B 6.000% 8/01/13	260,000	295,242
International Business Machines Corp. 5.600% 11/30/39	185,000	206,188

		1,206,381

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	$60,000	$69,103

Diversified Financial — 3.6%
American Express Co. 6.150% 8/28/17	270,000	311,266
American Express Co. (e) 8.125% 5/20/19	100,000	128,457
American General Finance Corp. 6.500% 9/15/17	550,000	438,625
BlackRock, Inc. 5.000% 12/10/19	110,000	120,436
Boeing Capital Corp. Ltd. 5.800% 1/15/13	135,000	149,376
Cemex Finance LLC (c) 9.500% 12/14/16	450,000	454,500
CIT Group, Inc. 7.000% 5/01/15	457,971	457,399
Citigroup, Inc. 4.750% 5/19/15	15,000	15,990
Citigroup, Inc. 5.375% 8/09/20	325,000	342,052
Citigroup, Inc. 5.500% 10/15/14	140,000	153,090
Citigroup, Inc. (e) 5.500% 2/15/17	655,000	691,706
Citigroup, Inc. 5.875% 5/29/37	290,000	284,821
Citigroup, Inc. 8.500% 5/22/19	90,000	113,011
Eaton Vance Corp. (e) 6.500% 10/02/17	130,000	153,574
Ford Motor Credit Co. LLC 8.000% 6/01/14	200,000	223,918
General Electric Capital Corp. 4.250% 12/01/10	245,000	245,743
General Electric Capital Corp. (e) 5.900% 5/13/14	400,000	454,806
General Electric Capital Corp. (e) 6.875% 1/10/39	70,000	80,484
The Goldman Sachs Group, Inc. 6.750% 10/01/37	210,000	220,194
HSBC Finance Corp. (e) 6.375% 10/15/11	595,000	624,996
Lazard Group LLC (e) 6.850% 6/15/17	575,000	617,196
Merrill Lynch & Co., Inc. (e) 5.450% 2/05/13	260,000	276,688
Merrill Lynch & Co., Inc. 7.750% 5/14/38	125,000	136,448
Morgan Stanley (e) 5.450% 1/09/17	450,000	477,830

	Principal Amount	Value
Pinafore LLC/Pinafore, Inc. (c) (e) 9.000% 10/01/18	$300,000	$321,000
TD Ameritrade Holding Corp. 4.150% 12/01/14	120,000	127,922
Textron Financial Corp. 5.125% 11/01/10	1,035,000	1,035,000

		8,656,528

Electric — 2.9%
Allegheny Energy Supply (c) 8.250% 4/15/12	295,000	318,746
Ameren Corp. 8.875% 5/15/14	480,000	557,205
Calpine Corp. (c) 7.500% 2/15/21	305,000	312,244
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	170,000	200,527
Elwood Energy LLC 8.159% 7/05/26	418,146	393,579
Entergy Gulf States, Inc. 5.250% 8/01/15	177,000	177,020
Indianapolis Power & Light (c) 6.300% 7/01/13	160,000	178,830
Intergen NV (c) 9.000% 6/30/17	300,000	324,000
Kansas Gas & Electric Co. 5.647% 3/29/21	270,555	284,359
Kiowa Power Partners LLC (c) 4.811% 12/30/13	128,751	133,430
MidAmerican Funding LLC (e) 6.750% 3/01/11	655,000	668,600
Mirant Mid-Atlantic LLC Series 2001 Class A 8.625% 6/30/12	242,544	249,821
Monongahela Power 6.700% 6/15/14	250,000	286,066
Nevada Power Co. Series L 5.875% 1/15/15	180,000	206,767
NRG Energy, Inc. 8.500% 6/15/19	250,000	267,500
Oncor Electric Delivery Co. 6.800% 9/01/18	35,000	42,702
Pacific Gas & Electric Co. 5.800% 3/01/37	160,000	173,742
PPL Energy Supply LLC (e) 6.300% 7/15/13	500,000	558,277
Tenaska Oklahoma (c) 6.528% 12/30/14	181,317	179,081
TransAlta Corp. (e) 5.750% 12/15/13	680,000	756,595
TransAlta Corp. 6.650% 5/15/18	115,000	134,537

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tri-State Generation & Transmission Association Series 2003 Class A (c) 6.040% 1/31/18	$103,439	$112,572
Tri-State Generation & Transmission Association Series 2003 Class B (c) 7.144% 7/31/33	185,000	212,965
Virginia Electric and Power Co. 6.350% 11/30/37	200,000	234,927

		6,964,092

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	310,000	308,450

Electronics — 0.2%
Amphenol Corp. 4.750% 11/15/14	140,000	152,293
Arrow Electronics, Inc. 6.000% 4/01/20	235,000	252,276
Sanmina-SCI Corp. 8.125% 3/01/16	150,000	154,125

		558,694

Energy – Alternate Sources — 0.2%
Headwaters, Inc. 11.375% 11/01/14	400,000	424,000

Engineering & Construction — 0.1%
Tutor Perini Corp. (c) 7.625% 11/01/18	120,000	121,800

Entertainment — 0.7%
AMC Entertainment, Inc. 8.750% 6/01/19	400,000	428,500
International Game Technology 5.500% 6/15/20	250,000	264,127
Mohegan Tribal Gaming Authority (e) 6.125% 2/15/13	545,000	478,237
Speedway Motorsports, Inc. 8.750% 6/01/16	50,000	54,500
Tunica-Biloxi Gaming Authority (c) (e) 9.000% 11/15/15	565,000	513,444

		1,738,808

Environmental Controls — 0.3%
Republic Services, Inc. 5.250% 11/15/21	180,000	199,673
Republic Services, Inc. (e) 6.750% 8/15/11	440,000	459,015

		658,688

Foods — 0.8%
ConAgra Foods, Inc. 7.000% 4/15/19	165,000	202,719
General Mills, Inc. 5.400% 6/15/40	265,000	277,061

	Principal Amount	Value
Kraft Foods, Inc. (e) 4.125% 2/09/16	$270,000	$293,925
Kraft Foods, Inc. 5.375% 2/10/20	290,000	324,906
Kraft Foods, Inc. 6.500% 2/09/40	300,000	343,848
Ralcorp Holdings, Inc. 4.950% 8/15/20	275,000	287,338
Sara Lee Corp. 3.875% 6/15/13	215,000	228,986

		1,958,783

Forest Products & Paper — 0.5%
International Paper Co. 7.300% 11/15/39	180,000	205,169
International Paper Co. 9.375% 5/15/19	110,000	145,258
The Mead Corp. (e) 7.550% 3/01/47	375,000	361,481
Verso Paper Holdings LLC 9.125% 8/01/14	300,000	309,000
Verso Paper Holdings LLC 11.500% 7/01/14	175,000	195,125

		1,216,033

Gas — 0.2%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	160,000	169,518
Southwest Gas Corp. (e) 8.375% 2/15/11	315,000	321,428

		490,946

Hand & Machine Tools — 0.3%
Black & Decker Corp. 8.950% 4/15/14	235,000	290,126
Kennametal, Inc. 7.200% 6/15/12	410,000	425,826
Thermadyne Holdings Corp. STEP 10.000% 2/01/14	75,000	77,250

		793,202

Health Care – Products — 1.1%
Alere, Inc. 9.000% 5/15/16	350,000	373,625
Beckman Coulter, Inc. 6.000% 6/01/15	260,000	296,107
Beckman Coulter, Inc. 7.000% 6/01/19	210,000	249,312
Boston Scientific Corp. (e) 4.500% 1/15/15	935,000	982,375
Boston Scientific Corp. 6.000% 1/15/20	240,000	263,256
Boston Scientific Corp. 7.375% 1/15/40	120,000	138,902

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Covidien International Finance SA 5.450% 10/15/12	$225,000	$244,936

		2,548,513

Health Care – Services — 1.3%
Apria Healthcare Group, Inc. 11.250% 11/01/14	80,000	88,300
Apria Healthcare Group, Inc. 12.375% 11/01/14	375,000	419,531
CIGNA Corp. 5.125% 6/15/20	225,000	244,392
Community Health Systems, Inc. 8.875% 7/15/15	250,000	267,500
HCA, Inc. 8.500% 4/15/19	460,000	517,500
Health Management Associates, Inc. 6.125% 4/15/16	300,000	309,000
Healthsouth Corp. 7.250% 10/01/18	110,000	114,675
Healthsouth Corp. 7.750% 9/15/22	220,000	232,375
Roche Holdings, Inc. (c) (e) 5.000% 3/01/14	380,000	426,194
Roche Holdings, Inc. (c) 6.000% 3/01/19	80,000	96,518
Universal Health Services, Inc. 6.750% 11/15/11	150,000	155,578
WellPoint, Inc. (e) 4.350% 8/15/20	355,000	366,411

		3,237,974

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (c) 5.750% 9/11/19	210,000	232,314
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (c) (e) 7.750% 10/15/16	300,000	318,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (c) 9.000% 4/15/19	100,000	103,875

		654,189

Home Furnishing — 0.1%
Whirlpool Corp. 8.600% 5/01/14	120,000	142,875

Household Products — 0.4%
ACCO Brands Corp. (e) 10.625% 3/15/15	705,000	795,769
American Achievement Corp. (c) (g) 10.875% 4/15/16	50,000	51,375
Diversey, Inc. 8.250% 11/15/19	75,000	82,031

		929,175

Housewares — 0.1%
Toro Co. 7.800% 6/15/27	170,000	174,777

	Principal Amount	Value
Insurance — 1.3%
Aflac, Inc. 8.500% 5/15/19	$150,000	$192,052
The Allstate Corp. 5.550% 5/09/35	200,000	204,309
The Allstate Corp. 7.450% 5/16/19	60,000	75,221
Berkshire Hathaway Finance Corp. 4.850% 1/15/15	225,000	254,152
Berkshire Hathaway Finance Corp. 5.750% 1/15/40	205,000	214,712
CNA Financial Corp. 7.350% 11/15/19	250,000	281,754
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	390,000	401,108
Lincoln National Corp. 4.300% 6/15/15	200,000	212,912
Lincoln National Corp. 6.300% 10/09/37	65,000	66,014
Lincoln National Corp. 7.000% 6/15/40	365,000	400,109
MetLife, Inc. Series A 6.817% 8/15/18	85,000	102,499
Principal Financial Group, Inc. (e) 8.875% 5/15/19	175,000	228,607
Prudential Financial, Inc. (e) 3.875% 1/14/15	300,000	316,666
The Travelers Cos., Inc. 6.250% 6/15/37	170,000	192,887

		3,143,002

Investment Companies — 0.1%
Xstrata Finance Canada (c) (e) 5.800% 11/15/16	295,000	331,577

Iron & Steel — 1.4%
AK Steel Corp. 7.625% 5/15/20	185,000	192,631
Allegheny Technologies, Inc. 9.375% 6/01/19	105,000	126,059
ArcelorMittal 3.750% 8/05/15	325,000	334,669
ArcelorMittal 5.250% 8/05/20	375,000	379,423
ArcelorMittal 7.000% 10/15/39	475,000	478,096
ArcelorMittal (e) 9.000% 2/15/15	815,000	994,989
Reliance Steel & Aluminum Co. (e) 6.200% 11/15/16	395,000	435,899
Reliance Steel & Aluminum Co. (e) 6.850% 11/15/36	444,000	428,345

		3,370,111

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Leisure Time — 0.1%
Sabre Holdings Corp. 8.350% 3/15/16	$235,000	$246,750

Lodging — 0.5%
Boyd Gaming Corp. 6.750% 4/15/14	100,000	96,750
Choice Hotels International, Inc. (e) 5.700% 8/28/20	475,000	478,502
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp. 11.250% 6/01/17	300,000	331,500
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	74,000	78,810
Wyndham Worldwide Corp. 6.000% 12/01/16	260,000	277,649

		1,263,211

Machinery – Diversified — 0.6%
Briggs & Stratton Corp. (e) 8.875% 3/15/11	500,000	510,000
The Manitowoc Co., Inc. 8.500% 11/01/20	175,000	182,656
Roper Industries, Inc. (e) 6.625% 8/15/13	620,000	701,403

		1,394,059

Manufacturing — 0.9%
Illinois Tool Works, Inc. 5.150% 4/01/14	360,000	407,575
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	80,000	96,194
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	320,000	396,549
SPX Corp. (e) 7.625% 12/15/14	285,000	316,350
Trimas Corp. (c) 9.750% 12/15/17	50,000	54,563
Tyco Electronics Group SA 6.000% 10/01/12	500,000	541,455
Tyco International Finance SA 8.500% 1/15/19	215,000	284,104

		2,096,790

Media — 3.2%
CBS Corp. (e) 7.875% 7/30/30	100,000	118,016
CCO Holdings LLC/CCO Holdings Capital Corp. (c) 7.250% 10/30/17	152,000	156,940
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17	50,000	54,000
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17	300,000	327,750

	Principal Amount	Value
Comcast Corp. 6.400% 5/15/38	$250,000	$273,903
Cox Communications, Inc. 6.750% 3/15/11	130,000	132,888
Echostar DBS Corp. 6.625% 10/01/14	305,000	322,919
Gannett Co., Inc. 8.750% 11/15/14	50,000	56,063
Gannett Co., Inc. 9.375% 11/15/17	200,000	224,500
LIN Television Corp. 8.375% 4/15/18	255,000	273,169
The McClatchy Co. 11.500% 2/15/17	300,000	321,375
McGraw-Hill Cos., Inc. (e) 5.375% 11/15/12	1,095,000	1,169,841
Mediacom Broadband LLC 8.500% 10/15/15	300,000	313,500
NBC Universal, Inc. (c) (e) 5.150% 4/30/20	500,000	542,573
NBC Universal, Inc. (c) 6.400% 4/30/40	25,000	27,144
News America, Inc. 6.900% 8/15/39	125,000	144,703
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (c) 8.875% 4/15/17	125,000	132,500
Nielsen Finance LLC (c) 7.750% 10/15/18	235,000	243,519
Sinclair Television Group, Inc. (c) (e) 9.250% 11/01/17	425,000	467,500
Thomson Corp. (e) 5.700% 10/01/14	855,000	982,746
Time Warner Cable, Inc. 6.750% 6/15/39	155,000	177,654
Time Warner Cable, Inc. 7.500% 4/01/14	355,000	418,650
Time Warner, Inc. 4.700% 1/15/21	200,000	215,198
Time Warner, Inc. 5.875% 11/15/16	25,000	29,328
Univision Communications, Inc. (c) 7.875% 11/01/20	250,000	262,500
Univision Communications, Inc. (c) 12.000% 7/01/14	75,000	82,969
Videotron Ltd. 9.125% 4/15/18	280,000	315,350

		7,787,198

Metal Fabricate & Hardware — 0.3%
Ardagh Packaging Finance PLC (c) 7.375% 10/15/17	150,000	159,000
Mueller Water Products, Inc. (c) 8.750% 9/01/20	300,000	325,125

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Timken Co. 6.000% 9/15/14	$275,000	$309,261

		793,386

Mining — 1.6%
Alcoa, Inc. 6.150% 8/15/20	350,000	369,430
FMG Resources PTY Ltd. (c) 7.000% 11/01/15	215,000	220,375
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	305,000	345,004
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	245,000	344,956
Teck Resources Ltd. 9.750% 5/15/14	275,000	342,421
Teck Resources Ltd. (e) 10.250% 5/15/16	700,000	864,500
Teck Resources Ltd. 10.750% 5/15/19	275,000	351,313
Vale Overseas Ltd. 6.250% 1/23/17	465,000	537,488
Vale Overseas Ltd. 6.875% 11/10/39	510,000	585,183

		3,960,670

Office Equipment/Supplies — 0.2%
Xerox Corp. (e) 4.250% 2/15/15	200,000	215,375
Xerox Corp. (e) 5.500% 5/15/12	305,000	323,960
Xerox Corp. 8.250% 5/15/14	65,000	78,170

		617,505

Office Furnishings — 0.6%
Herman Miller, Inc. (e) 7.125% 3/15/11	475,000	475,511
Steelcase, Inc. (e) 6.500% 8/15/11	900,000	924,606

		1,400,117

Oil & Gas — 2.2%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. (c) 9.625% 10/15/18	250,000	247,812
Anadarko Petroleum Corp. 6.375% 9/15/17	625,000	694,320
Chaparral Energy, Inc. 8.500% 12/01/15	152,000	151,620
Chesapeake Energy Corp. 7.250% 12/15/18	200,000	218,500
Coffeyville Resources LLC/Coffeyville Finance, Inc. (c) 9.000% 4/01/15	250,000	268,125

	Principal Amount	Value
ConocoPhillips 6.500% 2/01/39	$150,000	$184,094
Devon Energy Corp. 6.300% 1/15/19	80,000	97,693
Morgan Stanley (Gazprom) (c) 9.625% 3/01/13	300,000	340,500
Motiva Enterprises LLC (c) 5.750% 1/15/20	300,000	346,142
Motiva Enterprises LLC (c) 6.850% 1/15/40	240,000	282,865
Pemex Project Funding Master Trust 6.625% 6/15/38	51,000	56,853
Petroleos Mexicanos (e) 5.500% 1/21/21	375,000	407,700
Shell International Finance BV 5.500% 3/25/40	110,000	121,187
Southwestern Energy Co. 7.500% 2/01/18	135,000	155,250
Tesoro Corp. 6.500% 6/01/17	180,000	179,100
Transocean, Inc., Convertible 1.500% 12/15/37	280,000	274,400
Valero Energy Corp. 4.500% 2/01/15	325,000	348,845
Valero Energy Corp. 6.125% 2/01/20	280,000	309,935
XTO Energy, Inc. (e) 4.900% 2/01/14	340,000	382,344
XTO Energy, Inc. 6.250% 4/15/13	115,000	130,027

		5,197,312

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 5.125% 9/15/40	350,000	355,615
Hornbeck Offshore Services, Inc., Convertible 1.625% 11/15/26	400,000	355,920

		711,535

Packaging & Containers — 0.6%
Graham Packaging Co. LP/GPC Capital Corp. I (c) 8.250% 10/01/18	124,000	128,340
Packaging Corporation of America 5.750% 8/01/13	275,000	297,932
Pactiv Corp. 6.400% 1/15/18	260,000	262,760
Plastipak Holdings, Inc. (c) 10.625% 8/15/19	50,000	55,500
Pregis Corp. (e) 12.375% 10/15/13	360,000	368,100
Sealed Air Corp. (c) (e) 5.625% 7/15/13	225,000	240,668

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Silgan Holdings, Inc. 7.250% 8/15/16	$200,000	$213,250

		1,566,550

Pharmaceuticals — 0.9%
Abbott Laboratories 5.300% 5/27/40	450,000	474,306
Mylan, Inc. (c) 7.625% 7/15/17	175,000	192,500
Mylan, Inc. (c) 7.875% 7/15/20	275,000	306,625
Omnicare, Inc. 7.750% 6/01/20	250,000	260,938
Pfizer, Inc. 7.200% 3/15/39	220,000	292,110
Valeant Pharmaceuticals International (c) 6.750% 10/01/17	100,000	104,375
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	200,000	210,000
Warner Chilcott Co. LLC (c) 7.750% 9/15/18	350,000	364,000

		2,204,854

Pipelines — 2.2%
Atlas Pipeline Partners LP 8.125% 12/15/15	300,000	309,000
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	250,000	263,371
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875% 2/15/18	200,000	216,000
DCP Midstream LLC (c) 9.750% 3/15/19	50,000	66,217
El Paso Pipeline Partners Operating Co. LLC 6.500% 4/01/20	350,000	381,762
Enbridge, Inc. (e) 5.800% 6/15/14	590,000	676,683
Energy Transfer Equity LP 7.500% 10/15/20	100,000	109,000
Enogex LLC (c) (e) 6.875% 7/15/14	825,000	928,353
Enterprise Products Operating LP 7.500% 2/01/11	100,000	101,581
Gulf South Pipeline Co. LP (c) 5.050% 2/01/15	25,000	27,235
Kern River Funding Corp. (c) 4.893% 4/30/18	108,893	122,306
Kinder Morgan Energy Partners LP 6.000% 2/01/17	110,000	125,753
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	90,222
Kinder Morgan Energy Partners LP 6.950% 1/15/38	15,000	16,681

	Principal Amount	Value
Kinder Morgan Finance Co. (e) 5.700% 1/05/16	$360,000	$371,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.875% 11/01/14	30,000	30,675
Rockies Express Pipeline LLC (c) (e) 6.250% 7/15/13	510,000	555,102
Rockies Express Pipeline LLC (c) (e) 6.850% 7/15/18	340,000	378,320
Southern Natural Gas Co. (c) 5.900% 4/01/17	60,000	65,806
Texas Eastern Transmission LP (c) 6.000% 9/15/17	85,000	99,575
TransCanada PipeLines Ltd. 6.200% 10/15/37	50,000	56,439
Williams Partners LP 5.250% 3/15/20	360,000	393,261

		5,384,592

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	225,000	229,797

Real Estate Investment Trusts (REITS) — 0.7%
Senior Housing Properties Trust 8.625% 1/15/12	45,000	47,700
Simon Property Group LP 4.200% 2/01/15	100,000	108,186
Simon Property Group LP (e) 4.375% 3/01/21	535,000	548,154
Simon Property Group LP 5.650% 2/01/20	210,000	237,237
Weingarten Realty Investors Series A (e) 4.857% 1/15/14	650,000	678,487

		1,619,764

Retail — 1.2%
CVS Caremark Corp. 6.125% 9/15/39	225,000	242,470
CVS Pass-Through Trust (c) 7.507% 1/10/32	19,750	23,085
Inergy LP/Inergy Finance Corp. (c) 7.000% 10/01/18	350,000	365,750
J.C. Penney Co., Inc. (e) 5.650% 6/01/20	350,000	338,625
Landry’s Restaurants, Inc. 11.625% 12/01/15	70,000	75,075
Macy’s Retail Holdings, Inc. (e) 7.500% 6/01/15	425,000	468,563
McDonald’s Corp. 6.300% 10/15/37	70,000	83,623
Nebraska Book Co., Inc. (e) 8.625% 3/15/12	300,000	264,000
Nordstrom, Inc. 6.750% 6/01/14	135,000	157,502

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Phillips-Van Heusen Corp. 7.375% 5/15/20	$125,000	$135,469
Rite Aid Corp. 10.250% 10/15/19	75,000	79,875
Roadhouse Financing, Inc. (c) 10.750% 10/15/17	75,000	81,188
Wal-Mart Stores, Inc. (e) 5.625% 4/01/40	505,000	548,393

		2,863,618

Savings & Loans — 0.4%
Glencore Funding LLC (c) (e) 6.000% 4/15/14	545,000	568,316
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (e) 9.750% 4/01/17	480,000	290,400
Washington Mutual Bank (e) (f) 5.650% 8/15/14	1,225,000	2,450

		861,166

Semiconductors — 0.6%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. (c) 10.500% 4/15/18	125,000	134,062
Micron Technology, Inc., Convertible (e) 1.875% 6/01/14	1,500,000	1,436,250

		1,570,312

Software — 1.0%
EVERTEC, Inc. (c) 11.000% 10/01/18	160,000	161,200
First Data Corp. 9.875% 9/24/15	340,000	287,300
Fiserv, Inc. (e) 6.125% 11/20/12	905,000	986,355
Microsoft Corp. (e) 3.000% 10/01/20	600,000	595,915
Microsoft Corp. (e) 4.500% 10/01/40	450,000	430,035

		2,460,805

Telecommunications — 3.9%
America Movil SAB de CV 5.000% 3/30/20	175,000	191,273
America Movil SAB de CV 6.125% 3/30/40	180,000	198,914
American Tower Corp. 5.050% 9/01/20	490,000	511,566
AT&T, Inc. (e) 6.500% 9/01/37	635,000	713,128
British Telecom PLC STEP 9.875% 12/15/30	50,000	69,518
CenturyLink, Inc. 6.150% 9/15/19	195,000	199,473

	Principal Amount	Value
Cisco Systems, Inc. 5.500% 1/15/40	$75,000	$80,119
Deutsche Telekom International Finance BV STEP (e) 8.750% 6/15/30	90,000	124,868
Embarq Corp. 7.082% 6/01/16	210,000	239,786
Embarq Corp. 7.995% 6/01/36	45,000	49,168
Frontier Communications Corp. 8.125% 10/01/18	450,000	513,000
GeoEye, Inc. 9.625% 10/01/15	125,000	139,219
Hughes Network Systems LLC/HNS Finance Corp. 9.500% 4/15/14	440,000	458,700
Intelsat Bermuda Ltd. 9.250% 6/15/16	455,000	486,850
MetroPCS Wireless, Inc. 7.875% 9/01/18	300,000	321,750
Qwest Corp. (e) 7.875% 9/01/11	455,000	479,456
Qwest Corp. (e) 8.875% 3/15/12	1,330,000	1,459,675
Rogers Communications, Inc. 7.500% 8/15/38	35,000	45,406
Rogers Wireless Communications, Inc. 7.500% 3/15/15	30,000	36,933
Sprint Capital Corp. (e) 6.900% 5/01/19	255,000	260,737
Telecom Italia Capital 6.000% 9/30/34	80,000	76,887
Telecom Italia Capital (e) 6.175% 6/18/14	475,000	530,713
Verizon Communications, Inc. 8.750% 11/01/18	315,000	433,061
Verizon Communications, Inc. 8.950% 3/01/39	150,000	216,785
Verizon Virginia, Inc. Series A (e) 4.625% 3/15/13	550,000	589,768
Virgin Media Finance PLC (e) 9.125% 8/15/16	340,000	363,375
Windstream Corp. (e) 8.625% 8/01/16	460,000	488,750

		9,278,878

Transportation — 1.0%
Burlington Northern Santa Fe LLC 6.750% 3/15/29	160,000	185,773
Canadian National Railway Co. 6.375% 11/15/37	305,000	365,922
CHC Helicopter SA (c) 9.250% 10/15/20	294,000	307,230

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RailAmerica, Inc. (e) 9.250% 7/01/17	$644,000	$713,230
Ryder System, Inc. 5.000% 6/15/12	225,000	237,164
Union Pacific Corp. 4.000% 2/01/21	250,000	257,316
Union Pacific Corp. 5.750% 11/15/17	225,000	262,695

		2,329,330

Trucking & Leasing — 0.7%
GATX Corp. 4.750% 5/15/15	115,000	124,186
GATX Corp. (e) 8.750% 5/15/14	630,000	746,406
TTX Co. (c) (e) 4.500% 12/15/10	905,000	905,588

		1,776,180

TOTAL CORPORATE DEBT (Cost $108,128,646)		115,134,728

MUNICIPAL OBLIGATIONS — 0.8%
Access Group, Inc., Delaware VRN 1.757% 9/01/37	315,000	294,525
Access Group, Inc., Delaware VRN 1.200% 9/01/37	150,000	115,500
North Texas Tollway Authority (e) 6.718% 1/01/49	870,000	904,791
State of California 5.950% 4/01/16	225,000	246,611
State of California 7.550% 4/01/39	125,000	130,593
Tennessee Valley Authority 5.250% 9/15/39	210,000	235,372

		1,927,392

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,834,766)		1,927,392

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.8%
Automobile ABS — 0.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (c) 0.396% 8/20/13	475,000	464,752
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (c) 0.476% 3/20/12	479,167	478,666
Rental Car Finance Corp., Series 2006-1A, Class A FRN (c) 0.436% 5/25/12	500,000	497,705

		1,441,123

	Principal Amount	Value
Commercial MBS — 6.6%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN (e) 5.741% 2/10/51	$885,000	$944,497
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	850,000	909,481
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	500,000	542,037
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 (e) 5.205% 2/11/44	1,200,000	1,223,990
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 (e) 5.330% 1/12/45	680,000	694,466
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 (e) 5.694% 6/11/50	635,000	691,286
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/13/50	750,000	807,009
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A (e) 5.237% 12/11/49	825,000	839,944
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN (e) 5.815% 12/10/49	1,040,000	1,132,316
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	625,000	662,604
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (c) (e) 6.214% 2/15/41	1,220,000	644,150
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN (e) 5.232% 5/15/41	1,050,000	1,130,474
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	880,000	940,664
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN (e) 5.172% 12/12/49	880,000	900,389

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 (e) 5.610% 4/15/49	$1,240,000	$1,281,686
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.280% 1/11/43	650,000	734,255
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN (e) 6.043% 8/15/39	225,000	250,117
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 (e) 5.509% 4/15/47	785,000	795,641
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN (e) 5.858% 2/15/51	815,000	844,350

		15,969,356

Home Equity ABS — 1.2%
Asset-Backed Securities Corporation Home Equity, Series 2005-HE3, Class M3 FRN 0.726% 4/25/35	247,000	212,648
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.616% 7/25/35	394,566	370,292
Bear Stearns Asset-Backed Securities Trust, Series 2006-HE10, Class 21A1 FRN 0.326% 12/25/36	333,679	306,361
Bear Stearns Asset-Backed Securities Trust, Series 2006-EC1, Class A2 FRN 0.476% 12/25/35	133,066	129,115
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M1 FRN 0.756% 1/25/36	150,000	120,172
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.786% 1/25/35	258,535	244,793
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.846% 12/25/34	150,955	137,132
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.486% 9/25/34	270,777	252,073
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3 FRN 0.916% 3/25/35	450,000	324,072
Countrywide Partnership Trust, Series 2004-EC1, Class M1 0.856% 2/25/35	282,077	257,618

	Principal Amount	Value
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.706% 3/25/35	$295,000	$243,058
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	346	331
Novastar Home Equity Loan, Series 2007-2, Class A2A FRN 0.346% 9/25/37	172,073	168,937

		2,766,602

Student Loans ABS — 2.5%
Access Group, Inc., Series 2003-1, Class A2 FRN 0.549% 12/27/16	169,920	169,503
Access Group, Inc., Series 2003-1, Class B FRN 1.756% 12/26/35	500,000	340,000
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.356% 5/25/36	149,419	142,800
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A2 FRN 0.356% 10/25/36	500,000	406,379
Chase Education Loan Trust, Series 2007-A, Class A1 FRN (e) 0.299% 3/28/17	608,345	603,524
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.757% 1/25/47	475,000	398,905
DB Master Finance LLC, Series 2006-1, Class A2 (c) 5.779% 6/20/31	275,000	279,469
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 1.755% 3/25/42	250,000	225,625
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-5, Class 2A1 FRN 0.956% 10/25/37	99,350	98,004
Morgan Stanley Capital, Inc., Series 2006-NC5, Class A2B FRN 0.366% 10/25/36	500,000	423,245
Newport Waves CDO (Acquired 3/30/07, Cost $1,173,637), Series 2007-1A, Class A3LS FRN (c) (d) 0.891% 6/20/14	1,175,000	635,440
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.882% 3/15/38	305,746	253,393
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.942% 6/15/38	376,041	311,753

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (c) 1.706% 12/15/16	$325,000	$324,390
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (c) 1.744% 12/15/16	575,000	573,920
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 1.756% 3/15/28	500,000	494,650
SLM Student Loan Trust, Series 2003-10A, Class B FRN (c) 3.350% 12/17/46	500,000	400,000

		6,081,000

WL Collateral CMO — 1.9%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.336% 7/20/36	116,852	114,692
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.964% 8/25/34	169,978	150,560
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 3.183% 2/25/34	25,948	22,749
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.287% 9/25/33	15,661	13,202
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.919% 8/25/34	31,328	28,806
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.446% 1/19/38	805,071	505,294
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN (e) 0.366% 5/25/37	869,276	435,880
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.974% 8/25/34	73,767	57,204
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.506% 8/25/36	313,007	229,566
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.804% 7/25/33	5,086	4,937
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 VRN 2.901% 2/25/34	274,954	261,299
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.536% 2/25/34	9,951	9,173

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	$493	$449
Morgan Stanley Reremic Trust 3.000% 7/17/56	1,217,087	1,219,375
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN (e) 0.436% 6/25/46	1,465,652	567,129
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN (e) 0.446% 4/25/46	921,851	485,630
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN (e) 2.986% 3/25/34	38,311	34,358
Structured Asset Securities Corp., Series 2003-7H, Class A1II (e) 6.500% 3/25/33	261,002	267,933
Washington Mutual, Inc., Series 2004-AR2, Class A FRN (e) 1.753% 4/25/44	118,319	88,860

		4,497,096

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN (e) 2.707% 6/25/32	41,768	36,221

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $32,546,653)		30,791,398

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Brazilian Government International Bond 5.875% 1/15/19	94,000	111,578
Peruvian Government International Bond 6.550% 3/14/37	155,000	190,263
Poland Government International Bond (e) 6.375% 7/15/19	220,000	265,861
Province of Quebec Canada 7.500% 9/15/29	125,000	173,379
Republic of Brazil International Bond 5.625% 1/07/41	235,000	260,850
United Mexican States 5.125% 1/15/20	265,000	297,462
United Mexican States 6.750% 9/27/34	215,000	265,525
United Mexican States 8.375% 1/14/11	90,000	91,350

		1,656,268

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,513,392)		1,656,268

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 34.6%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	$56,737	$64,401
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	26,895	30,925

		95,326

Pass-Through Securities — 34.5%
Federal Home Loan Mortgage Corp.
Pool #G11476 5.000% 11/01/18	204,277	219,327
Pool #B16010 5.000% 8/01/19	6,825	7,322
Pool #B17058 5.000% 9/01/19	17,837	19,135
Pool #B17494 5.000% 12/01/19	69,403	74,429
Pool #B14584 5.000% 1/01/20	341,686	366,325
Pool #B18677 5.000% 1/01/20	19,099	20,482
Pool #C01283 5.500% 11/01/31	45,392	49,112
Pool #E89199 6.000% 4/01/17	13,883	15,037
Pool #G11431 6.000% 2/01/18	2,829	3,061
Pool #G01311 7.000% 9/01/31	5,489	6,142
Pool #C80207 7.500% 9/01/24	3,230	3,675
Pool #C00530 7.500% 7/01/27	3,990	4,561
Pool #C00563 7.500% 11/01/27	13,184	15,076
Pool #C00612 7.500% 4/01/28	972	1,112
Pool #C55867 7.500% 2/01/30	14,453	16,497
Federal Home Loan Mortgage Corp. TBA Pool #5750 4.500% 1/01/39 (g)	16,147,000	16,910,198
Federal National Mortgage Association Pool #725692 VRN 2.482% 10/01/33	323,287	336,356
Pool #888586 VRN 2.779% 10/01/34	800,445	835,695

	Principal Amount	Value
Pool #675713 5.000% 3/01/18	$123,961	$133,255
Pool #735010 5.000% 11/01/19	753,168	808,832
Pool #522294 5.625% 7/15/37 (e)	2,715,000	3,268,387
Pool #253880 6.500% 7/01/16	8,052	8,773
Pool #575579 7.500% 4/01/31	26,133	29,851
Pool #535996 7.500% 6/01/31	4,701	5,371
Federal National Mortgage Association TBA Pool #5337 4.000% 10/01/23 (g)	21,708,000	22,742,521
Pool #10902 4.500% 12/01/20 (g)	25,170,000	26,619,241
Pool #26113 5.000% 4/01/36 (g)	4,665,000	4,958,020
Government National Mortgage Association Pool #579140 6.500% 1/15/32	5,157	5,813
Pool #587280 6.500% 9/15/32	4,867	5,498
Pool #550659 6.500% 9/15/35	144,447	162,238
Pool #538689 6.500% 12/15/35	76,900	86,203
Pool #780651 7.000% 10/15/27	5,202	5,808
Pool #462384 7.000% 11/15/27	3,499	3,900
Pool #482668 7.000% 8/15/28	2,897	3,231
Pool #506804 7.000% 5/15/29	20,527	22,923
Pool #506914 7.000% 5/15/29	65,896	73,560
Pool #581417 7.000% 7/15/32	6,505	7,319
Pool #591581 7.000% 8/15/32	1,039	1,169
Pool #423836 8.000% 8/15/26	1,986	2,289
Pool #444619 8.000% 3/15/27	12,614	14,561
Government National Mortgage Association TBA Pool #7491 4.500% 7/01/39 (g)	4,637,000	4,917,031

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New Valley Generation IV 4.687% 1/15/22	$70,505	$76,088

		82,865,424

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $82,121,104)		82,960,750

U.S. TREASURY OBLIGATIONS — 2.2%
U.S. Treasury Bonds & Notes — 2.2%
U.S. Treasury Bond (e) 4.375% 5/15/40	1,485,000	1,582,187
U.S. Treasury Bond (e) (h) 5.375% 2/15/31	2,105,000	2,616,763
U.S. Treasury Note 3.000% 9/30/16	1,060,000	1,148,154

		5,347,104

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,344,961)		5,347,104

TOTAL BONDS & NOTES (Cost $231,489,522)		237,817,640

TOTAL LONG-TERM INVESTMENTS (Cost $232,462,803)		238,579,817

SHORT-TERM INVESTMENTS — 31.7%
Commercial Paper — 31.7% (i)
BAE Systems Holdings, Inc. (c) 0.390% 12/16/10	6,150,000	6,147,002
BMW US Capital LLC (c) 0.360% 11/03/10	6,000,000	5,999,880
The Clorox Co. (c) 0.350% 11/04/10	6,150,000	6,149,821
Covidien International Finance SA (c) 0.420% 1/05/11	4,000,000	3,996,967
Duke Energy Corp. (c) 0.380% 12/09/10	6,000,000	5,997,593
ERAC USA Finance Co. (c) 0.370% 11/10/10	5,490,000	5,489,492
FPL Group Capital, Inc. (c) 0.440% 11/02/10	6,250,000	6,249,924
General Mills, Inc. (c) 0.320% 12/08/10	5,520,000	5,518,184
H.J. Heinz Finance Co. (c) 0.380% 1/06/11	6,000,000	5,995,820
ITT Corp. (c) 0.520% 11/01/10	7,000,000	7,000,000
Lincoln National Corp. (c) 0.320% 11/02/10	1,341,000	1,340,988
Nissan Motor Acceptance Corp. (c) 0.350% 11/09/10	6,000,000	5,999,533

	Principal Amount	Value
NYSE Euronext (c) 0.300% 11/15/10	$6,000,000	$5,999,300
Volkswagen Group of America, Inc. (c) 0.300% 11/01/10	4,340,000	4,340,000

		76,224,504

Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/10	5,530	5,530

TOTAL SHORT-TERM INVESTMENTS (Cost $76,230,034)		76,230,034

TOTAL INVESTMENTS — 131.1% (Cost $308,692,837) (j)		314,809,851

Other Assets/(Liabilities) — (31.1)%		(74,664,281)

NET ASSETS — 100.0%		$240,145,570

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	This security is valued in good faith under procedures established by the Board of Trustees.
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $101,583,814 or 42.30% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At October 31, 2010, these securities amounted to a value of $1,234,480 or 0.51% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(f)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2010, these securities amounted to a value of $2,450 or 0.00% of net assets.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is held as collateral for open futures contracts and open swap agreements. (Note 2).
(i)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 0.9%

COMMON STOCK — 0.9%
Forest Products & Paper — 0.9%
The Newark Group, Inc. (a) (b)	329,969	$1,402,164

TOTAL COMMON STOCK (Cost $2,113,590)		1,402,164

TOTAL EQUITIES (Cost $2,113,590)		1,402,164

	Principal Amount

BONDS & NOTES — 96.9%

CORPORATE DEBT — 96.9%
Advertising — 1.0%
inVentiv Health, Inc. (c) 10.000% 8/15/18	$1,130,000	1,138,475
Visant Corp. (c) 10.000% 10/01/17	425,000	452,625

		1,591,100

Aerospace & Defense — 1.5%
BE Aerospace, Inc. 6.875% 10/01/20	775,000	823,437
DAE Aviation Holdings, Inc. (c) 11.250% 8/01/15	1,475,000	1,535,844

		2,359,281

Agriculture — 0.5%
Brickman Group Holdings, Inc. (c) 9.125% 11/01/18	700,000	721,000

Apparel — 0.9%
Levi Strauss & Co. 7.625% 5/15/20	1,325,000	1,394,563

Auto Manufacturers — 2.3%
Ford Motor Co. 7.450% 7/16/31	3,150,000	3,575,250

Auto Parts & Equipment — 1.9%
Affinia Group, Inc. 9.000% 11/30/14	1,510,000	1,557,187
Cooper-Standard Automotive, Inc. (c) 8.500% 5/01/18	1,300,000	1,392,625

		2,949,812

Automotive & Parts — 2.1%
American Axle & Manufacturing, Inc. 7.875% 3/01/17	1,645,000	1,663,506
Cooper Tire & Rubber Co. 8.000% 12/15/19	760,000	788,500
Titan International, Inc. (c) 7.875% 10/01/17	850,000	884,000

		3,336,006

	Principal Amount	Value
Banks — 0.4%
Ally Financial, Inc. 6.750% 12/01/14	$670,000	$701,825

Beverages — 0.9%
Cott Beverages, Inc. 8.125% 9/01/18	1,275,000	1,380,188

Building Materials — 0.4%
Libbey Glass, Inc. (c) 10.000% 2/15/15	625,000	679,688

Chemicals — 2.7%
Georgia Gulf Corp. (c) 9.000% 1/15/17	850,000	915,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (c) (d) 9.000% 11/15/20	740,000	769,600
Huntsman International LLC 8.625% 3/15/20	550,000	601,563
Lyondell Chemical Co. (c) 8.000% 11/01/17	1,000,000	1,095,000
Omnova Solutions, Inc. (c) (d) 7.875% 11/01/18	965,000	986,712

		4,368,750

Coal — 0.5%
International Coal Group, Inc. 9.125% 4/01/18	720,000	784,800

Commercial Services — 4.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (c) 8.250% 1/15/19	900,000	909,000
Cenveo Corp. (c) 10.500% 8/15/16	1,790,000	1,845,937
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	445,000	450,563
Hertz Corp. (c) 7.500% 10/15/18	425,000	437,750
Rent-A-Center, Inc. (c) 6.625% 11/15/20	880,000	888,800
Ticketmaster Entertainment, Inc. 10.750% 8/01/16	900,000	996,750
United Rentals North America, Inc. 8.375% 9/15/20	1,030,000	1,045,450

		6,574,250

Diversified Financial — 9.4%
American General Finance Corp. 5.375% 10/01/12	900,000	855,000
American General Finance Corp. 6.500% 9/15/17	1,170,000	933,075
Cemex Finance LLC (c) 9.500% 12/14/16	1,040,000	1,050,400

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CIT Group, Inc. 7.000% 5/01/15	$3,909,565	$3,904,678
Ford Motor Credit Co. LLC 6.625% 8/15/17	1,400,000	1,565,813
Ford Motor Credit Co. LLC 8.000% 6/01/14	790,000	884,476
International Lease Finance Corp. 5.875% 5/01/13	1,875,000	1,910,157
International Lease Finance Corp. (c) 8.625% 9/15/15	700,000	787,500
Pinafore LLC/Pinafore, Inc. (c) 9.000% 10/01/18	1,675,000	1,792,250
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (c) 8.250% 9/01/17	1,282,000	1,339,690

		15,023,039

Electric — 4.4%
Calpine Corp. (c) 7.500% 2/15/21	1,660,000	1,699,425
Energy Future Holdings Corp. (c) 10.000% 1/15/20	2,315,000	2,424,736
Intergen NV (c) 9.000% 6/30/17	1,330,000	1,436,400
NRG Energy, Inc. 7.375% 2/01/16	560,000	583,100
NRG Energy, Inc. 8.500% 6/15/19	850,000	909,500

		7,053,161

Electronics — 1.4%
NXP BV/NXP Funding LLC 7.875% 10/15/14	720,000	747,000
NXP BV/NXP Funding LLC 9.500% 10/15/15	775,000	818,594
Sanmina-SCI Corp. 8.125% 3/01/16	655,000	673,012

		2,238,606

Energy – Alternate Sources — 1.3%
Headwaters, Inc. 11.375% 11/01/14	1,880,000	1,992,800

Engineering & Construction — 0.4%
Tutor Perini Corp. (c) 7.625% 11/01/18	650,000	659,750

Entertainment — 0.7%
AMC Entertainment, Inc. 8.750% 6/01/19	685,000	733,806
Regal Entertainment Group 9.125% 8/15/18	405,000	430,819

		1,164,625

	Principal Amount	Value
Foods — 0.3%
Michael Foods, Inc. (c) 9.750% 7/15/18	$425,000	$463,250

Forest Products & Paper — 1.2%
Verso Paper Holdings LLC/Verso Paper, Inc. 11.375% 8/01/16	1,930,000	1,857,625

Hand & Machine Tools — 0.3%
Thermadyne Holdings Corp. STEP 10.000% 2/01/14	460,000	473,800

Health Care – Products — 0.8%
Alere, Inc. 9.000% 5/15/16	1,250,000	1,334,375

Health Care – Services — 2.4%
Apria Healthcare Group, Inc. 11.250% 11/01/14	675,000	745,031
Apria Healthcare Group, Inc. 12.375% 11/01/14	1,000,000	1,118,750
Healthsouth Corp. 7.250% 10/01/18	600,000	625,500
Healthsouth Corp. 7.750% 9/15/22	1,180,000	1,246,375

		3,735,656

Holding Company – Diversified — 1.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (c) 8.500% 5/15/18	925,000	945,813
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (c) 9.000% 4/15/19	375,000	389,531
Susser Holdings LLC/Susser Finance Corp. 8.500% 5/15/16	900,000	959,625

		2,294,969

Household Products — 1.5%
American Achievement Corp. (c) (d) 10.875% 4/15/16	255,000	262,013
Diversey, Inc. 8.250% 11/15/19	530,000	579,687
Spectrum Brands Holdings, Inc. (c) 9.500% 6/15/18	1,325,000	1,471,578

		2,313,278

Iron & Steel — 0.8%
Tube City IMS Corp. 9.750% 2/01/15	1,285,000	1,338,006

Leisure Time — 2.1%
Easton-Bell Sports, Inc. 9.750% 12/01/16	970,000	1,062,150
Travelport LLC 9.875% 9/01/14	2,142,000	2,233,035

		3,295,185

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lodging — 1.7%
Boyd Gaming Corp. 6.750% 4/15/14	$265,000	$256,388
Boyd Gaming Corp. 7.125% 2/01/16	900,000	801,000
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp. 11.250% 6/01/17	1,550,000	1,712,750

		2,770,138

Machinery – Diversified — 0.6%
The Manitowoc Co., Inc. 8.500% 11/01/20	950,000	991,563

Manufacturing — 1.2%
Reddy Ice Corp. 13.250% 11/01/15	855,000	696,825
Trimas Corp. (c) 9.750% 12/15/17	1,100,000	1,200,375

		1,897,200

Media — 10.7%
Allbritton Communications Co. 8.000% 5/15/18	600,000	619,500
CCO Holdings LLC/CCO Holdings Capital Corp. (c) 7.250% 10/30/17	800,000	826,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. (c) 8.625% 11/15/17	1,600,000	1,712,000
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17	1,570,000	1,715,225
Gannett Co., Inc. 9.375% 11/15/17	2,325,000	2,609,812
LIN Television Corp. 8.375% 4/15/18	1,486,000	1,591,878
The McClatchy Co. 11.500% 2/15/17	1,205,000	1,290,856
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (c) 8.875% 4/15/17	1,600,000	1,696,000
Nielsen Finance LLC (c) 7.750% 10/15/18	1,170,000	1,212,413
Sinclair Television Group, Inc. (c) 9.250% 11/01/17	1,710,000	1,881,000
Univision Communications, Inc. (c) 7.875% 11/01/20	1,320,000	1,386,000
Univision Communications, Inc. (c) 12.000% 7/01/14	480,000	531,000

		17,071,684

Metal Fabricate & Hardware — 1.6%
Ardagh Packaging Finance PLC (c) 7.375% 10/15/17	830,000	879,800

	Principal Amount	Value
Mueller Water Products, Inc. (c) 8.750% 9/01/20	$1,500,000	$1,625,625

		2,505,425

Mining — 0.8%
FMG Resources PTY Ltd. (c) 7.000% 11/01/15	1,175,000	1,204,375

Oil & Gas — 3.8%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. (c) 9.625% 10/15/18	1,185,000	1,174,631
Chaparral Energy, Inc. 8.500% 12/01/15	1,400,000	1,396,500
Coffeyville Resources LLC/Coffeyville Finance, Inc. (c) 9.000% 4/01/15	1,215,000	1,303,088
QEP Resources, Inc. 6.875% 3/01/21	850,000	924,375
SandRidge Energy, Inc. (c) 8.750% 1/15/20	1,200,000	1,248,000

		6,046,594

Packaging & Containers — 2.9%
Graham Packaging Co. LP/GPC Capital Corp. I (c) 8.250% 10/01/18	644,000	666,540
Packaging Dynamics Finance Corp. (c) 10.000% 5/01/16	2,370,000	2,334,450
Plastipak Holdings, Inc. (c) 10.625% 8/15/19	205,000	227,550
Pregis Corp. 12.375% 10/15/13	1,405,000	1,436,612

		4,665,152

Pharmaceuticals — 4.3%
Mylan, Inc. (c) 7.875% 7/15/20	365,000	406,975
Omnicare, Inc. 7.750% 6/01/20	1,500,000	1,565,625
Valeant Pharmaceuticals International (c) 6.750% 10/01/17	375,000	391,406
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	800,000	840,000
Warner Chilcott Co. LLC (c) 7.750% 9/15/18	3,525,000	3,666,000

		6,870,006

Pipelines — 2.8%
Atlas Pipeline Partners LP 8.125% 12/15/15	2,030,000	2,090,900
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875% 2/15/18	1,200,000	1,296,000
Energy Transfer Equity LP 7.500% 10/15/20	600,000	654,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.875% 11/01/14	$345,000	$352,762

		4,393,662

Retail — 4.8%
Inergy LP/Inergy Finance Corp. (c) 7.000% 10/01/18	1,100,000	1,149,500
Landry’s Restaurants, Inc. 11.625% 12/01/15	925,000	992,062
Nebraska Book Co., Inc. 8.625% 3/15/12	1,695,000	1,491,600
OSI Restaurant Partners, Inc. 10.000% 6/15/15	670,000	695,963
Quiksilver, Inc. 6.875% 4/15/15	1,720,000	1,677,000
Rite Aid Corp. 10.250% 10/15/19	1,050,000	1,118,250
Roadhouse Financing, Inc. (c) 10.750% 10/15/17	500,000	541,250

		7,665,625

Savings & Loans — 0.7%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 9.750% 4/01/17	1,805,000	1,092,025

Semiconductors — 2.1%
Freescale Semiconductor, Inc. (c) 9.250% 4/15/18	900,000	963,000
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. (c) 10.500% 4/15/18	2,270,000	2,434,575

		3,397,575

Software — 3.4%
EVERTEC, Inc. (c) 11.000% 10/01/18	775,000	780,812
Fidelity National Information Services, Inc. (c) 7.625% 7/15/17	500,000	541,250
Fidelity National Information Services, Inc. (c) 7.875% 7/15/20	670,000	731,975
First Data Corp. (c) 8.875% 8/15/20	1,500,000	1,576,875
First Data Corp. 9.875% 9/24/15	1,925,000	1,626,625
First Data Corp. 11.250% 3/31/16	260,000	189,150

		5,446,687

	Principal Amount	Value
Telecommunications — 6.0%
GeoEye, Inc. 9.625% 10/01/15	$1,575,000	$1,754,156
Intelsat Bermuda Ltd. 9.250% 6/15/16	1,285,000	1,374,950
MetroPCS Wireless, Inc. 7.875% 9/01/18	1,400,000	1,501,500
Sprint Capital Corp. 6.900% 5/01/19	1,745,000	1,784,262
Viasat, Inc. 8.875% 9/15/16	1,265,000	1,375,688
Windstream Corp. 8.625% 8/01/16	1,578,000	1,676,625

		9,467,181

Transportation — 1.9%
CHC Helicopter SA (c) 9.250% 10/15/20	1,580,000	1,651,100
RailAmerica, Inc. 9.250% 7/01/17	1,200,000	1,329,000

		2,980,100

TOTAL CORPORATE DEBT (Cost $147,092,375)		154,119,630

TOTAL BONDS & NOTES (Cost $147,092,375)		154,119,630

TOTAL LONG-TERM INVESTMENTS (Cost $149,205,965)		155,521,794

SHORT-TERM INVESTMENTS — 2.1%
Commercial Paper — 2.1%
NYSE Euronext, Inc. (c) 0.290% 11/01/10	3,350,000	3,350,000

Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/10	12,792	12,792

TOTAL SHORT-TERM INVESTMENTS (Cost $3,362,792)		3,362,792

TOTAL INVESTMENTS — 99.9% (Cost $152,568,757) (e)		158,884,586

Other Assets/(Liabilities) — 0.1%		237,989

NET ASSETS — 100.0%		$159,122,575

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

STEP	Step Up Bond
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $69,508,832 or 43.68% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments

October 31, 2010

	Principal Amount	Value
BONDS & NOTES — 98.2%

CORPORATE DEBT — 23.7%
Banks — 17.5%
Barclays Bank PLC GBP (a) 2.875% 12/23/11	$300,000	$490,666
Depfa ACS Bank JPY (a) 1.650% 12/20/16	40,000,000	417,524
Eksportfinans A/S EUR (a) 4.750% 6/11/13	525,000	781,253
KFW JPY (a) 2.050% 2/16/26	92,000,000	1,225,704
Landwirtschaftliche Rentenbank JPY (a) 1.500% 6/20/14	80,000,000	1,031,382
Rabobank Nederland NV GBP (a) 4.000% 9/10/15	200,000	338,637
Rabobank Nederland NV EUR (a) 4.250% 4/22/14	350,000	517,557

		4,802,723

Multi-National — 5.6%
International Bank for Reconstruction & Development, Class E GBP (a) 5.400% 6/07/21	255,000	487,751
Nordic Investment Bank JPY (a) 1.700% 4/27/17	80,000,000	1,053,223

		1,540,974

Oil & Gas — 0.6%
BG Energy Capital PLC GBP (a) 5.125% 12/07/17	100,000	177,310

TOTAL CORPORATE DEBT (Cost $5,655,220)		6,521,007

SOVEREIGN DEBT OBLIGATIONS — 74.5%
Belgium Government EUR (a) 4.000% 3/28/13	200,000	294,058
Canadian Government Bond CAD (a) 2.000% 9/01/12	900,000	893,163
Canadian Government Bond CAD (a) 2.000% 12/01/14	850,000	841,181
Canadian Government Bond CAD (a) 2.500% 6/01/15	600,000	605,194
Finland Government Bond EUR (a) 3.125% 9/15/14	650,000	956,845
French Republic EUR (a) 5.750% 10/25/32	500,000	951,885
Government of France OAT EUR (a) 3.750% 4/25/21	200,000	297,829
Italy Buoni Poliennali Del Tesoro EUR (a) 3.000% 4/15/15	700,000	980,089

	Principal Amount	Value
Italy Buoni Poliennali Del Tesoro EUR (a) 4.500% 2/01/18	$700,000	$1,041,682
Japan Government JPY (a) 1.700% 12/20/16	10,000,000	134,015
Japan Government JPY (a) 2.300% 3/19/26	100,000,000	1,345,722
Kingdom of Spain EUR (a) 3.800% 1/31/17	900,000	1,261,214
Kingdom of the Netherlands EUR (a) 4.250% 7/15/13	700,000	1,050,795
New South Wales Treasury Corp. AUD (a) 5.500% 8/01/14	300,000	296,342
New South Wales Treasury Corp. AUD (a) 5.500% 3/01/17	715,000	703,406
Norway Treasury Bill NOK (a) 0.000% 12/15/10	4,100,000	695,602
Poland Government Bond PLN (a) 5.250% 4/25/13	1,800,000	636,810
Poland Government Bond PLN (a) 5.500% 4/25/15	2,250,000	796,464
Portugal Obrigacoes do Tesouro OT EUR (a) 3.350% 10/15/15	600,000	782,371
Province of Ontario Canada CAD (a) 3.150% 9/08/15	200,000	203,673
Queensland Treasury Corp. AUD (a) 6.000% 9/14/17	300,000	302,406
Republic of Austria EUR (a) 4.650% 1/15/18	770,000	1,213,550
Republic of Germany EUR (a) 4.750% 7/04/28	600,000	1,026,344
Republic of Ireland EUR (a) 4.600% 4/18/16	1,065,000	1,385,084
United Kingdom Gilt GBP (a) 4.500% 9/07/34	125,000	211,647
United Kingdom Treasury GBP (a) 4.750% 3/07/20	350,000	636,378
United Mexican States MXN (a) 8.000% 12/19/13	10,220,000	897,645

		20,441,394

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $19,248,741)		20,441,394

TOTAL BONDS & NOTES (Cost $24,903,961)		26,962,401

TOTAL LONG-TERM INVESTMENTS (Cost $24,903,961)		26,962,401

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (b)	$239,457	$239,457

TOTAL SHORT-TERM INVESTMENTS (Cost $239,457)		239,457

TOTAL INVESTMENTS — 99.1% (Cost $25,143,418) (c)		27,201,858

Other Assets/(Liabilities) — 0.9%		249,767

NET ASSETS — 100.0%		$27,451,625

Notes to Portfolio of Investments

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)	Maturity value of $239,458. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $246,188.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 50.3%

COMMON STOCK — 50.3%
Advertising — 0.1%
Interpublic Group of Companies, Inc. (a)	5,328	$55,145
Omnicom Group, Inc.	1,421	62,467

		117,612

Aerospace & Defense — 1.1%
The Boeing Co.	3,696	261,085
General Dynamics Corp.	2,048	139,510
Goodrich Corp.	673	55,233
L-3 Communications Holdings, Inc.	744	53,709
Lockheed Martin Corp.	1,990	141,867
Northrop Grumman Corp.	2,323	146,837
Raytheon Co.	2,522	116,214
Rockwell Collins, Inc.	957	57,908
United Technologies Corp.	5,932	443,536

		1,415,899

Agriculture — 1.0%
Altria Group, Inc.	12,641	321,334
Archer-Daniels-Midland Co.	5,126	170,799
Lorillard, Inc.	1,033	88,156
Philip Morris International, Inc.	11,758	687,843
Reynolds American, Inc.	822	53,348

		1,321,480

Airlines — 0.1%
Southwest Airlines Co.	5,444	74,909

Apparel — 0.3%
Nike, Inc. Class B	3,000	244,320
VF Corp.	1,134	94,394

		338,714

Auto Manufacturers — 0.3%
Ford Motor Co. (a)	21,412	302,551
Paccar, Inc.	2,234	114,515

		417,066

Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co. (a)	1,861	19,019
Johnson Controls, Inc.	2,164	76,000

		95,019

Banks — 2.6%
Banco Santander Chile Sponsored ADR (Chile)	4,100	379,824
Bank of America Corp.	61,542	704,041
Bank of New York Mellon Corp.	7,095	177,801
BB&T Corp.	3,412	79,875
Capital One Financial Corp.	4,175	155,602
Comerica, Inc.	1,224	43,795
Fifth Third Bancorp	4,621	58,040

	Number of Shares	Value
First Horizon National Corp. (a)	668	$6,740
Huntington Bancshares, Inc.	4,010	22,737
KeyCorp	5,472	44,816
M&T Bank Corp.	1,361	101,735
Marshall & Ilsley Corp.	3,110	18,380
Northern Trust Corp.	815	40,448
PNC Financial Services Group, Inc.	4,227	227,835
Regions Financial Corp.	6,343	39,961
State Street Corp.	2,388	99,723
SunTrust Banks, Inc.	3,559	89,046
U.S. Bancorp	11,229	271,517
Wells Fargo & Co.	31,564	823,189
Zions Bancorp	1,249	25,804

		3,410,909

Beverages — 1.1%
Brown-Forman Corp. Class B	841	51,141
The Coca-Cola Co.	12,147	744,854
Coca-Cola Enterprises, Inc.	1,685	40,457
Constellation Brands, Inc. Class A (a)	222	4,380
Dr. Pepper Snapple Group, Inc.	2,210	80,776
Molson Coors Brewing Co. Class B	1,036	48,930
PepsiCo, Inc.	7,292	476,168

		1,446,706

Biotechnology — 0.5%
Amgen, Inc. (a)	7,005	400,616
Biogen Idec, Inc. (a)	1,512	94,817
Celgene Corp. (a)	861	53,442
Genzyme Corp. (a)	867	62,537
Life Technologies Corp. (a)	671	33,671

		645,083

Building Materials — 0.0%
Masco Corp.	3,594	38,312

Chemicals — 0.9%
Air Products & Chemicals, Inc.	821	69,760
Airgas, Inc.	93	6,596
CF Industries Holdings, Inc.	185	22,668
The Dow Chemical Co.	6,358	196,017
Eastman Chemical Co.	547	42,978
Ecolab, Inc.	1,136	56,027
EI du Pont de Nemours & Co.	6,262	296,067
FMC Corp.	300	21,930
International Flavors & Fragrances, Inc.	673	33,758
Monsanto Co.	745	44,268
PPG Industries, Inc.	2,004	153,707
Praxair, Inc.	1,524	139,202
The Sherwin-Williams Co.	980	71,511
Sigma-Aldrich Corp.	849	53,844

		1,208,333

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coal — 0.1%
CONSOL Energy, Inc.	257	$9,447
Massey Energy Co.	407	17,123
Peabody Energy Corp.	1,359	71,891

		98,461

Commercial Services — 0.7%
Apollo Group, Inc. Class A (a)	1,660	62,217
Automatic Data Processing, Inc.	2,021	89,773
DeVry, Inc.	273	13,066
Donnelley (R.R.) & Sons Co.	3,734	68,892
Equifax, Inc.	436	14,445
H&R Block, Inc.	10,342	121,932
Iron Mountain, Inc.	99	2,157
MasterCard, Inc. Class A	284	68,177
McKesson Corp.	1,686	111,242
Monster Worldwide, Inc. (a)	500	9,030
Moody’s Corp.	1,035	28,007
Paychex, Inc.	1,113	30,830
Quanta Services, Inc. (a)	424	8,336
Robert Half International, Inc.	335	9,082
SAIC, Inc. (a)	1,186	18,431
Total System Services, Inc.	3,572	55,759
Visa, Inc. Class A	1,560	121,945
Western Union Co.	5,964	104,966

		938,287

Computers — 3.2%
Apple, Inc. (a)	5,323	1,601,531
Cognizant Technology Solutions Corp. Class A (a)	1,159	75,555
Computer Sciences Corp.	1,883	92,361
Dell, Inc. (a)	10,528	151,393
EMC Corp. (a)	11,510	241,825
Hewlett-Packard Co.	9,828	413,366
International Business Machines Corp.	8,044	1,155,118
Lexmark International, Inc. Class A (a)	2,749	104,545
NetApp, Inc. (a)	2,209	117,629
SanDisk Corp. (a)	3,537	132,921
Teradata Corp. (a)	801	31,527
Western Digital Corp. (a)	1,160	37,143

		4,154,914

Cosmetics & Personal Care — 1.0%
Avon Products, Inc.	1,709	52,039
Colgate-Palmolive Co.	2,162	166,733
The Estee Lauder Cos., Inc. Class A	698	49,677
The Procter & Gamble Co.	16,649	1,058,377

		1,326,826

Distribution & Wholesale — 0.1%
Fastenal Co.	785	40,412
Genuine Parts Co.	1,036	49,583
W.W. Grainger, Inc.	488	60,526

		150,521

	Number of Shares	Value
Diversified Financial — 2.4%
American Express Co.	7,388	$306,307
Ameriprise Financial, Inc.	1,595	82,446
The Charles Schwab Corp.	1,322	20,359
Citigroup, Inc. (a)	118,090	492,435
CME Group, Inc.	371	107,460
Discover Financial Services	4,295	75,807
E*TRADE Financial Corp. (a)	393	5,620
Federated Investors, Inc. Class B	661	16,466
Franklin Resources, Inc.	676	77,537
The Goldman Sachs Group, Inc.	2,599	418,309
IntercontinentalExchange, Inc. (a)	274	31,474
Invesco Ltd.	2,257	51,911
JP Morgan Chase & Co.	27,365	1,029,745
Legg Mason, Inc.	347	10,767
Morgan Stanley	8,239	204,904
The NASDAQ OMX Group, Inc. (a)	822	17,278
NYSE Euronext	2,167	66,397
SLM Corp. (a)	7,118	84,704
T. Rowe Price Group, Inc.	871	48,140

		3,148,066

Electric — 1.7%
The AES Corp. (a)	3,277	39,127
Allegheny Energy, Inc.	3,181	73,799
Ameren Corp.	2,126	61,612
American Electric Power Co., Inc.	2,596	97,194
CenterPoint Energy, Inc.	1,435	23,764
CMS Energy Corp.	2,667	49,019
Consolidated Edison, Inc.	1,309	65,084
Constellation Energy Group, Inc.	2,007	60,692
Dominion Resources, Inc.	4,428	192,441
DTE Energy Co.	1,212	56,673
Duke Energy Corp.	7,670	139,671
Edison International	2,234	82,435
Entergy Corp.	1,411	105,162
Exelon Corp.	4,283	174,832
FirstEnergy Corp.	1,897	68,899
Integrys Energy Group, Inc.	1,661	88,349
NextEra Energy, Inc.	2,136	117,565
Northeast Utilities	1,022	31,968
NRG Energy, Inc. (a)	3,820	76,056
Pepco Holdings, Inc.	2,098	40,407
PG&E Corp.	948	45,333
Pinnacle West Capital Corp.	650	26,754
PPL Corp.	1,950	52,455
Progress Energy, Inc.	1,640	73,800
Public Service Enterprise Group, Inc.	2,743	88,736
SCANA Corp.	272	11,108
The Southern Co.	4,062	153,828
TECO Energy, Inc.	1,398	24,591
Wisconsin Energy Corp.	498	29,651
Xcel Energy, Inc.	2,145	51,180

		2,202,185

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.2%
Emerson Electric Co.	5,043	$276,860
Molex, Inc.	409	8,303

		285,163

Electronics — 0.1%
Agilent Technologies, Inc. (a)	1,873	65,180
Amphenol Corp. Class A	836	41,909
FLIR Systems, Inc. (a)	235	6,542
Jabil Circuit, Inc.	1,002	15,371
PerkinElmer, Inc.	724	16,978
Waters Corp. (a)	460	34,100

		180,080

Engineering & Construction — 0.1%
Fluor Corp.	1,347	64,912
Jacobs Engineering Group, Inc. (a)	824	31,815

		96,727

Entertainment — 0.0%
International Game Technology	2,316	36,106

Environmental Controls — 0.2%
Republic Services, Inc.	3,087	92,024
Stericycle, Inc. (a)	287	20,589
Waste Management, Inc.	4,688	167,455

		280,068

Foods — 1.0%
Campbell Soup Co.	1,688	61,190
ConAgra Foods, Inc.	3,169	71,271
Dean Foods Co. (a)	810	8,424
General Mills, Inc.	3,294	123,657
H.J. Heinz Co.	1,629	80,000
The Hershey Co.	1,462	72,354
Hormel Foods Corp.	797	36,598
The J.M. Smucker Co.	834	53,610
Kellogg Co.	735	36,941
Kraft Foods, Inc. Class A	9,221	297,562
The Kroger Co.	3,434	75,548
McCormick & Co., Inc.	673	29,760
Safeway, Inc.	2,088	47,815
Sara Lee Corp.	4,512	64,657
SUPERVALU, Inc.	2,234	24,105
Sysco Corp.	2,166	63,810
Tyson Foods, Inc. Class A	6,534	101,604
Whole Foods Market, Inc. (a)	527	20,948

		1,269,854

Forest Products & Paper — 0.2%
International Paper Co.	4,207	106,353
MeadWestvaco Corp.	1,107	28,483
Plum Creek Timber Co., Inc.	573	21,109
Weyerhaeuser Co.	4,626	75,034

		230,979

	Number of Shares	Value
Gas — 0.1%
Nicor, Inc.	377	$17,957
NiSource, Inc.	1,372	23,749
Sempra Energy	1,402	74,979

		116,685

Hand & Machine Tools — 0.0%
Snap-on, Inc.	385	19,635
Stanley Black & Decker, Inc.	642	39,785

		59,420

Health Care – Products — 1.4%
Baxter International, Inc.	2,122	108,010
Becton, Dickinson & Co.	1,402	105,879
Boston Scientific Corp. (a)	7,621	48,622
C.R. Bard, Inc.	474	39,399
CareFusion Corp. (a)	1,640	39,590
Intuitive Surgical, Inc. (a)	209	54,956
Johnson & Johnson	16,186	1,030,563
Medtronic, Inc.	3,697	130,171
St. Jude Medical, Inc. (a)	1,431	54,807
Stryker Corp.	2,241	110,907
Varian Medical Systems, Inc. (a)	874	55,254
Zimmer Holdings, Inc. (a)	1,424	67,555

		1,845,713

Health Care – Services — 0.8%
Aetna, Inc.	3,194	95,373
CIGNA Corp.	2,359	83,013
Coventry Health Care, Inc. (a)	3,276	76,724
DaVita, Inc. (a)	173	12,413
Humana, Inc. (a)	1,961	114,307
Laboratory Corporation of America Holdings (a)	561	45,620
Quest Diagnostics, Inc.	635	31,204
Tenet Healthcare Corp. (a)	2,517	10,974
Thermo Fisher Scientific, Inc. (a)	1,898	97,595
UnitedHealth Group, Inc.	8,768	316,086
WellPoint, Inc. (a)	2,958	160,738

		1,044,047

Holding Company – Diversified — 0.0%
Leucadia National Corp. (a)	1,036	26,335

Home Builders — 0.0%
D.R. Horton, Inc.	1,359	14,188
Lennar Corp. Class A	310	4,498
Pulte Group, Inc. (a)	274	2,151

		20,837

Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	474	15,903
Whirlpool Corp.	1,054	79,925

		95,828

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.3%
Avery Dennison Corp.	2,082	$75,681
The Clorox Co.	647	43,058
Fortune Brands, Inc.	573	30,971
Kimberly-Clark Corp.	2,960	187,486

		337,196

Housewares — 0.0%
Newell Rubbermaid, Inc.	3,030	53,479

Insurance — 2.4%
ACE Ltd.	3,200	190,144
Aflac, Inc.	2,678	149,673
The Allstate Corp.	3,586	109,337
American International Group, Inc. (a)	1,211	50,874
Aon Corp.	1,636	65,031
Assurant, Inc.	3,813	150,766
Berkshire Hathaway, Inc. Class B (a)	10,664	848,428
The Chubb Corp.	2,790	161,876
Cincinnati Financial Corp.	1,524	44,867
Genworth Financial, Inc. Class A (a)	3,755	42,582
The Hartford Financial Services Group, Inc.	1,890	45,322
Lincoln National Corp.	2,958	72,412
Loews Corp.	2,134	84,250
Marsh & McLennan Cos., Inc.	2,330	58,203
MetLife, Inc.	6,861	276,704
Principal Financial Group, Inc.	2,335	62,671
The Progressive Corp.	4,134	87,476
Prudential Financial, Inc.	3,655	192,180
Torchmark Corp.	1,688	96,689
The Travelers Cos., Inc.	4,087	225,602
Unum Group	2,535	56,835
XL Group PLC	3,897	82,422

		3,154,344

Internet — 0.9%
Akamai Technologies, Inc. (a)	610	31,519
Amazon.com, Inc. (a)	86	14,202
eBay, Inc. (a)	2,365	70,501
Expedia, Inc.	1,361	39,401
Google, Inc. Class A (a)	1,248	765,011
McAfee, Inc. (a)	1,036	49,003
Priceline.com, Inc. (a)	258	97,217
Symantec Corp. (a)	3,650	59,057
VeriSign, Inc. (a)	1,089	37,843
Yahoo!, Inc. (a)	3,634	59,997

		1,223,751

Iron & Steel — 0.1%
AK Steel Holding Corp.	677	8,524
Allegheny Technologies, Inc.	119	6,270
Cliffs Natural Resources, Inc.	760	49,552
Nucor Corp.	661	25,263
United States Steel Corp.	267	11,425

		101,034

	Number of Shares	Value
Leisure Time — 0.1%
Carnival Corp.	2,073	$89,491
Harley-Davidson, Inc.	2,108	64,674

		154,165

Lodging — 0.2%
Marriott International, Inc. Class A	1,438	53,278
Starwood Hotels & Resorts Worldwide, Inc.	1,160	62,802
Wyndham Worldwide Corp.	2,522	72,508
Wynn Resorts Ltd.	616	66,017

		254,605

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	4,422	347,569

Machinery – Diversified — 0.4%
Cummins, Inc.	1,473	129,771
Deere & Co.	2,681	205,901
Eaton Corp.	1,404	124,718
Flowserve Corp.	187	18,700
Rockwell Automation, Inc.	936	58,378
Roper Industries, Inc.	474	32,910

		570,378

Manufacturing — 2.0%
3M Co.	4,425	372,674
Danaher Corp.	2,772	120,194
Dover Corp.	1,003	53,259
Eastman Kodak Co. (a)	5,498	25,896
General Electric Co.	81,586	1,307,008
Honeywell International, Inc.	4,875	229,661
Illinois Tool Works, Inc.	2,653	121,242
ITT Corp.	901	42,518
Leggett & Platt, Inc.	1,822	37,132
Pall Corp.	661	28,205
Parker Hannifin Corp.	1,360	104,108
Textron, Inc.	3,917	81,552
Tyco International Ltd.	3,346	128,085

		2,651,534

Media — 1.8%
CBS Corp. Class B	4,728	80,045
Comcast Corp. Class A	18,102	372,539
DIRECTV Class A (a)	5,286	229,730
Discovery Communications, Inc. Series A (a)	1,100	49,071
Gannett Co., Inc.	9,741	115,431
The McGraw-Hill Cos., Inc.	2,309	86,934
Meredith Corp.	3,345	113,563
The New York Times Co. Class A (a)	6,643	50,952
News Corp. Class A	15,530	224,564
Scripps Networks Interactive Class A	124	6,310
Time Warner Cable, Inc.	2,468	142,823
Time Warner, Inc.	8,888	288,949

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Viacom, Inc. Class B	2,807	$108,322
The Walt Disney Co.	9,462	341,673
The Washington Post Co. Class B	150	60,322

		2,271,228

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	99	13,521

Mining — 0.5%
Alcoa, Inc.	6,546	85,949
Freeport-McMoRan Copper & Gold, Inc.	3,424	324,184
Newmont Mining Corp.	2,917	177,558
Titanium Metals Corp. (a)	1,273	25,027
Vulcan Materials Co.	198	7,229

		619,947

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	1,399	30,694
Xerox Corp.	12,093	141,488

		172,182

Oil & Gas — 4.3%
Anadarko Petroleum Corp.	917	56,460
Apache Corp.	2,198	222,042
Cabot Oil & Gas Corp.	198	5,738
Chesapeake Energy Corp.	2,898	62,887
Chevron Corp.	14,414	1,190,741
ConocoPhillips	11,925	708,345
Denbury Resources, Inc. (a)	385	6,553
Devon Energy Corp.	2,754	179,065
Diamond Offshore Drilling, Inc.	385	25,472
EOG Resources, Inc.	391	37,426
EQT Corp.	269	10,071
Exxon Mobil Corp.	28,429	1,889,676
Helmerich & Payne, Inc.	540	23,101
Hess Corp.	1,247	78,598
Marathon Oil Corp.	4,353	154,836
Murphy Oil Corp.	1,122	73,109
Nabors Industries Ltd. (a)	2,199	45,959
Noble Energy, Inc.	723	58,910
Occidental Petroleum Corp.	4,124	324,270
Pioneer Natural Resources Co.	443	30,921
QEP Resources, Inc.	598	19,752
Range Resources Corp.	99	3,702
Rowan Companies, Inc. (a)	2,309	75,966
Southwestern Energy Co. (a)	1,100	37,235
Sunoco, Inc.	3,376	126,499
Tesoro Corp.	586	7,595
Valero Energy Corp.	5,410	97,109

		5,552,038

Oil & Gas Services — 0.6%
Baker Hughes, Inc.	497	23,026
Cameron International Corp. (a)	937	40,994

	Number of Shares	Value
FMC Technologies, Inc. (a)	36	$2,596
Halliburton Co.	8,178	260,551
National Oilwell Varco, Inc.	4,109	220,900
Schlumberger Ltd.	2,495	174,375

		722,442

Packaging & Containers — 0.2%
Ball Corp.	760	48,914
Bemis Co., Inc.	877	27,853
Owens-IIlinois, Inc. (a)	1,322	37,056
Pactiv Corp. (a)	435	14,433
Sealed Air Corp.	3,918	90,702

		218,958

Pharmaceuticals — 3.0%
Abbott Laboratories	9,704	498,009
Allergan, Inc.	1,497	108,398
AmerisourceBergen Corp.	2,060	67,609
Bristol-Myers Squibb Co.	14,196	381,872
Cardinal Health, Inc.	3,155	109,447
Cephalon, Inc. (a)	1,596	106,038
DENTSPLY International, Inc.	261	8,193
Eli Lilly & Co.	10,415	366,608
Express Scripts, Inc. (a)	1,838	89,180
Forest Laboratories, Inc. (a)	3,839	126,879
Gilead Sciences, Inc. (a)	3,526	139,876
Hospira, Inc. (a)	724	43,063
King Pharmaceuticals, Inc. (a)	2,759	39,012
Mead Johnson Nutrition Co.	524	30,822
Medco Health Solutions, Inc. (a)	1,662	87,305
Merck & Co., Inc.	19,045	690,953
Mylan, Inc. (a)	2,159	43,871
Patterson Cos., Inc.	661	18,277
Pfizer, Inc.	52,146	907,340
Watson Pharmaceuticals, Inc. (a)	261	12,176

		3,874,928

Pipelines — 0.2%
El Paso Corp.	6,025	79,891
ONEOK, Inc.	500	24,910
Spectra Energy Corp.	1,471	34,966
The Williams Cos., Inc.	4,033	86,790

		226,557

Real Estate — 0.0%
CB Richard Ellis Group, Inc. Class A (a)	898	16,478

Real Estate Investment Trusts (REITS) — 0.7%
Apartment Investment & Management Co. Class A	2,164	50,443
AvalonBay Communities, Inc.	454	48,265
Boston Properties, Inc.	1,047	90,241
Equity Residential	1,901	92,445
HCP, Inc.	1,776	63,954

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care REIT, Inc.	1,135	$57,998
Host Hotels & Resorts, Inc.	3,930	62,448
Kimco Realty Corp.	3,260	56,170
ProLogis	2,209	30,153
Public Storage	447	44,351
Simon Property Group, Inc.	1,494	143,454
Ventas, Inc.	1,036	55,488
Vornado Realty Trust	1,065	93,070

		888,480

Retail — 3.3%
Abercrombie & Fitch Co. Class A	427	18,301
AutoNation, Inc. (a)	520	12,074
AutoZone, Inc. (a)	393	93,389
Bed Bath & Beyond, Inc. (a)	1,378	60,494
Best Buy Co., Inc.	1,908	82,006
Big Lots, Inc. (a)	2,806	88,024
CarMax, Inc. (a)	1,683	52,156
Coach, Inc.	2,258	112,900
Costco Wholesale Corp.	2,324	145,878
CVS Caremark Corp.	6,713	202,196
Darden Restaurants, Inc.	1,316	60,154
Family Dollar Stores, Inc.	2,247	103,744
GameStop Corp. Class A (a)	4,468	87,841
The Gap, Inc.	2,905	55,224
The Home Depot, Inc.	9,410	290,581
J.C. Penney Co., Inc.	296	9,229
Kohl’s Corp. (a)	1,096	56,115
Limited Brands, Inc.	3,789	111,359
Lowe’s Cos., Inc.	7,429	158,461
Macy’s, Inc.	4,396	103,921
McDonald’s Corp.	5,111	397,482
Nordstrom, Inc.	811	31,232
O’Reilly Automotive, Inc. (a)	674	39,429
Office Depot, Inc. (a)	3,856	17,313
Polo Ralph Lauren Corp.	540	52,315
RadioShack Corp.	3,660	73,676
Ross Stores, Inc.	1,398	82,468
Sears Holdings Corp. (a)	411	29,584
Staples, Inc.	2,779	56,886
Starbucks Corp.	4,695	133,714
Target Corp.	5,767	299,538
Tiffany & Co.	811	42,983
The TJX Cos., Inc.	3,620	166,122
Urban Outfitters, Inc. (a)	560	17,231
Wal-Mart Stores, Inc.	13,548	733,895
Walgreen Co.	4,081	138,264
Yum! Brands, Inc.	1,614	79,990

		4,296,169

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	4,763	55,489
People’s United Financial, Inc.	1,059	13,036

		68,525

	Number of Shares	Value
Semiconductors — 1.4%
Advanced Micro Devices, Inc. (a)	4,713	$34,546
Altera Corp.	3,317	103,524
Analog Devices, Inc.	2,481	83,535
Applied Materials, Inc.	8,656	106,988
Broadcom Corp. Class A	1,824	74,310
Intel Corp.	35,130	705,059
KLA-Tencor Corp.	1,653	59,045
Linear Technology Corp.	1,981	63,848
LSI Corp. (a)	3,926	20,572
MEMC Electronic Materials, Inc. (a)	849	10,884
Microchip Technology, Inc.	1,224	39,388
Micron Technology, Inc. (a)	5,258	43,484
National Semiconductor Corp.	2,822	38,662
Novellus Systems, Inc. (a)	3,339	97,532
NVIDIA Corp. (a)	385	4,632
QLogic Corp. (a)	1,428	25,090
Teradyne, Inc. (a)	3,480	39,115
Texas Instruments, Inc.	6,812	201,431
Xilinx, Inc.	2,568	68,848

		1,820,493

Software — 1.9%
Adobe Systems, Inc. (a)	2,808	79,045
Autodesk, Inc. (a)	1,971	71,311
BMC Software, Inc. (a)	822	37,368
CA, Inc.	2,585	59,998
Cerner Corp. (a)	300	26,349
Citrix Systems, Inc. (a)	499	31,971
Compuware Corp. (a)	1,411	14,124
Dun & Bradstreet Corp.	149	11,087
Electronic Arts, Inc. (a)	386	6,118
Fidelity National Information Services, Inc.	2,260	61,246
Fiserv, Inc. (a)	1,000	54,520
Intuit, Inc. (a)	2,489	119,472
Microsoft Corp.	39,827	1,060,991
Novell, Inc. (a)	1,632	9,678
Oracle Corp.	23,811	700,043
Red Hat, Inc. (a)	969	40,950
Salesforce.com, Inc. (a)	806	93,553

		2,477,824

Telecommunications — 2.9%
American Tower Corp. Class A (a)	931	48,049
AT&T, Inc.	34,409	980,656
CenturyLink, Inc.	2,034	84,167
Cisco Systems, Inc. (a)	25,938	592,165
Corning, Inc.	10,174	185,981
Frontier Communications Corp.	6,770	59,441
Harris Corp.	1,443	65,209
JDS Uniphase Corp. (a)	1,404	14,756
Juniper Networks, Inc. (a)	2,358	76,376
MetroPCS Communications, Inc. (a)	3,237	33,697

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Motorola, Inc. (a)	20,081	$163,660
QUALCOMM, Inc.	7,898	356,437
Qwest Communications International, Inc.	11,145	73,557
Sprint Nextel Corp. (a)	17,387	71,634
Tellabs, Inc.	18,810	128,284
Verizon Communications, Inc.	23,111	750,414
Windstream Corp.	1,751	22,168

		3,706,651

Textiles — 0.0%
Cintas Corp.	849	23,322

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	747	34,549
Mattel, Inc.	2,182	50,906

		85,455

Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	654	46,094
CSX Corp.	2,697	165,731
Expeditors International of Washington, Inc.	420	20,731
FedEx Corp.	1,035	90,790
Norfolk Southern Corp.	2,573	158,214
Ryder System, Inc.	1,556	68,075
Union Pacific Corp.	2,466	216,219
United Parcel Service, Inc. Class B	7,215	485,858

		1,251,712

TOTAL COMMON STOCK (Cost $59,281,933)		65,292,109

TOTAL EQUITIES (Cost $59,281,933)		65,292,109

	Principal Amount
BONDS & NOTES — 37.6%

CORPORATE DEBT — 14.7%
Advertising — 0.1%
WPP Finance 8.000% 9/15/14	$90,000	107,208

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	50,000	58,312
Goodrich Corp. 6.125% 3/01/19	20,000	23,747
L-3 Communications Corp. 4.750% 7/15/20	5,000	5,220
Lockheed Martin Corp. 5.500% 11/15/39	10,000	10,524

	Principal Amount	Value
United Technologies Corp. 6.125% 7/15/38	$15,000	$17,622

		115,425

Agriculture — 0.1%
Cargill, Inc. (b) 5.200% 1/22/13	150,000	162,532
Philip Morris International, Inc. 6.375% 5/16/38	5,000	5,979

		168,511

Banks — 0.6%
Bank of America Corp. 4.500% 4/01/15	35,000	36,448
Bank of America Corp. Series L (c) 5.650% 5/01/18	60,000	63,149
Barclays Bank PLC 5.200% 7/10/14	20,000	22,286
Barclays Bank PLC 6.750% 5/22/19	50,000	59,404
Capital One Financial Corp. 7.375% 5/23/14	35,000	40,904
Credit Suisse AG 5.400% 1/14/20	70,000	75,823
Credit Suisse New York 5.500% 5/01/14	35,000	39,387
HSBC Holdings PLC 6.500% 9/15/37	80,000	85,870
ICICI Bank Ltd. (b) 5.500% 3/25/15	70,000	73,465
PNC Funding Corp. 4.375% 8/11/20	90,000	91,190
Royal Bank of Scotland PLC (b) 4.875% 8/25/14	65,000	69,569
UBS AG 5.750% 4/25/18	55,000	62,385
Wachovia Corp. 5.300% 10/15/11	65,000	67,925
Wachovia Corp. 5.750% 6/15/17	5,000	5,721
Wells Fargo & Co. 3.625% 4/15/15	40,000	42,137

		835,663

Beverages — 0.4%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	75,000	84,557
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	30,000	34,154
The Coca-Cola Co. 5.350% 11/15/17	60,000	70,450
Diageo Finance BV 3.875% 4/01/11	35,000	35,495

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Foster’s Finance Corp. (b)(c) 6.875% 6/15/11	$225,000	$233,194

		457,850

Building Materials — 0.2%
CRH America, Inc. 8.125% 7/15/18	10,000	12,031
Lafarge SA (b) 5.500% 7/09/15	125,000	132,917
Masco Corp. 7.125% 8/15/13	45,000	48,440
Masco Corp. 7.125% 3/15/20	10,000	10,496
Owens Corning, Inc. 9.000% 6/15/19	10,000	12,122

		216,006

Chemicals — 0.4%
Airgas, Inc. 4.500% 9/15/14	50,000	53,697
Ashland, Inc. 9.125% 6/01/17	10,000	11,525
Cytec Industries, Inc. 8.950% 7/01/17	15,000	18,818
The Dow Chemical Co. 7.600% 5/15/14	70,000	82,359
The Dow Chemical Co. 8.550% 5/15/19	15,000	19,265
Ecolab, Inc. 4.875% 2/15/15	150,000	167,942
EI du Pont de Nemours & Co. 6.000% 7/15/18	5,000	5,989
Praxair, Inc. (c) 5.250% 11/15/14	135,000	155,021
Valspar Corp. 7.250% 6/15/19	25,000	30,242

		544,858

Coal — 0.0%
Consol Energy, Inc. (b) 8.250% 4/01/20	10,000	11,150

Commercial Services — 0.2%
Brambles USA, Inc. (b) 3.950% 4/01/15	55,000	57,258
Deluxe Corp. 7.375% 6/01/15	20,000	20,800
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	30,000	31,405
Equifax, Inc. 7.000% 7/01/37	60,000	67,520
ERAC USA Finance LLC (b) 6.700% 6/01/34	85,000	90,315

		267,298

	Principal Amount	Value
Computers — 0.2%
Brocade Communications Systems, Inc. 6.625% 1/15/18	$10,000	$10,650
Brocade Communications Systems, Inc. 6.875% 1/15/20	5,000	5,375
Computer Sciences Corp. 5.500% 3/15/13	25,000	27,074
EMC Corp., Convertible 1.750% 12/01/13	50,000	71,313
HP Enterprise Services LLC Series B 6.000% 8/01/13	90,000	102,199
International Business Machines Corp. 5.600% 11/30/39	30,000	33,436

		250,047

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	10,000	11,517

Diversified Financial — 2.1%
American Express Co. 6.150% 8/28/17	50,000	57,642
American Express Co. 7.250% 5/20/14	25,000	29,257
American Express Co. 8.125% 5/20/19	30,000	38,537
American Express Credit Corp. (c) 7.300% 8/20/13	140,000	160,096
American General Finance Corp. 6.500% 9/15/17	50,000	39,875
The Bear Stearns Cos., Inc. 7.250% 2/01/18	60,000	73,211
BlackRock, Inc. 5.000% 12/10/19	20,000	21,897
BlackRock, Inc. 6.250% 9/15/17	45,000	53,039
Boeing Capital Corp. Ltd. 6.500% 2/15/12	50,000	53,727
Citigroup, Inc. 5.375% 8/09/20	50,000	52,623
Citigroup, Inc. 5.500% 10/15/14	40,000	43,740
Citigroup, Inc. 5.500% 2/15/17	115,000	121,445
Citigroup, Inc. 5.875% 5/29/37	65,000	63,839
Citigroup, Inc. 6.375% 8/12/14	80,000	89,792
Citigroup, Inc. 6.500% 8/19/13	90,000	100,421
Citigroup, Inc. 8.125% 7/15/39	15,000	18,872
Citigroup, Inc. 8.500% 5/22/19	35,000	43,949

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Eaton Vance Corp. 6.500% 10/02/17	$20,000	$23,627
General Electric Capital Corp. 2.800% 1/08/13	60,000	61,909
General Electric Capital Corp. 5.375% 10/20/16	100,000	112,012
General Electric Capital Corp. 5.900% 5/13/14	60,000	68,221
General Electric Capital Corp. 6.000% 8/07/19	30,000	33,891
General Electric Capital Corp. 6.875% 1/10/39	55,000	63,238
The Goldman Sachs Group, Inc. 5.375% 3/15/20	45,000	47,613
The Goldman Sachs Group, Inc. 5.625% 1/15/17	65,000	69,633
The Goldman Sachs Group, Inc. 6.750% 10/01/37	35,000	36,699
HSBC Finance Corp. 6.375% 10/15/11	125,000	131,302
JP Morgan Chase & Co. 4.950% 3/25/20	70,000	74,238
Lazard Group LLC 6.850% 6/15/17	75,000	80,504
Lazard Group LLC 7.125% 5/15/15	95,000	104,936
Merrill Lynch & Co., Inc. (c) 5.450% 2/05/13	200,000	212,837
Merrill Lynch & Co., Inc. 7.750% 5/14/38	20,000	21,832
Morgan Stanley 4.200% 11/20/14	130,000	135,152
Morgan Stanley 5.450% 1/09/17	60,000	63,711
Morgan Stanley 5.625% 9/23/19	50,000	52,503
SLM Corp. 5.000% 10/01/13	65,000	65,271
TD Ameritrade Holding Corp. 4.150% 12/01/14	15,000	15,990
Textron Financial Corp. 5.125% 11/01/10	125,000	125,000

		2,662,081

Electric — 1.2%
Allegheny Energy Supply (b) 8.250% 4/15/12	75,000	81,037
Ameren Corp. 8.875% 5/15/14	70,000	81,259
CMS Energy Corp. 6.250% 2/01/20	10,000	10,638
CMS Energy Corp. 6.300% 2/01/12	5,000	5,201

	Principal Amount	Value
CMS Energy Corp. 8.500% 4/15/11	$125,000	$128,514
Entergy Gulf States, Inc. 5.250% 8/01/15	21,000	21,002
IPALCO Enterprises, Inc. 8.625% 11/14/11	20,000	21,150
Kansas Gas & Electric Co. 5.647% 3/29/21	70,761	74,371
MidAmerican Funding LLC 6.750% 3/01/11	45,000	45,934
Mirant Mid-Atlantic LLC Series 2001 Class A 8.625% 6/30/12	46,353	47,744
Monongahela Power 6.700% 6/15/14	110,000	125,869
Nevada Power Co. Series L 5.875% 1/15/15	120,000	137,845
Nevada Power Co. Series N 6.650% 4/01/36	20,000	23,136
NRG Energy, Inc. 8.500% 6/15/19	40,000	42,800
Oncor Electric Delivery Co. 6.800% 9/01/18	5,000	6,100
Oncor Electric Delivery Co. 7.500% 9/01/38	15,000	18,751
Pacific Gas & Electric Co. 5.800% 3/01/37	25,000	27,147
PPL Energy Supply LLC 6.300% 7/15/13	70,000	78,159
Tenaska Oklahoma (b) 6.528% 12/30/14	81,720	80,713
TransAlta Corp. (c) 5.750% 12/15/13	250,000	278,160
Tri-State Generation & Transmission Association Series 2003 Class A (b) 6.040% 1/31/18	82,751	90,058
Virginia Electric and Power Co. 6.350% 11/30/37	30,000	35,239
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	58,256

		1,519,083

Electrical Components & Equipment — 0.1%
Anixter, Inc. (c) 5.950% 3/01/15	130,000	129,350

Electronics — 0.1%
Amphenol Corp. 4.750% 11/15/14	20,000	21,756
Arrow Electronics, Inc. 6.000% 4/01/20	45,000	48,308

		70,064

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	$25,000	$26,413
Peninsula Gaming LLC 8.375% 8/15/15	60,000	63,600

		90,013

Environmental Controls — 0.2%
Allied Waste North America, Inc. Series B (c) 5.750% 2/15/11	110,000	111,381
Republic Services, Inc. 5.000% 3/01/20	50,000	54,410
Republic Services, Inc. 5.250% 11/15/21	25,000	27,732

		193,523

Foods — 0.3%
ConAgra Foods, Inc. 7.000% 4/15/19	40,000	49,144
General Mills, Inc. 5.400% 6/15/40	15,000	15,683
Kraft Foods, Inc. 4.125% 2/09/16	60,000	65,317
Kraft Foods, Inc. 5.375% 2/10/20	60,000	67,222
Kraft Foods, Inc. 6.500% 2/09/40	65,000	74,500
The Kroger Co. 7.500% 1/15/14	40,000	47,359
Ralcorp Holdings, Inc. 4.950% 8/15/20	30,000	31,346
Sara Lee Corp. 3.875% 6/15/13	35,000	37,277

		387,848

Forest Products & Paper — 0.2%
International Paper Co. 7.300% 11/15/39	25,000	28,496
International Paper Co. 9.375% 5/15/19	15,000	19,808
The Mead Corp. 7.550% 3/01/47	55,000	53,017
Rock-Tenn Co. 5.625% 3/15/13	25,000	26,125
Rock-Tenn Co. 8.200% 8/15/11	55,000	57,956
Rock-Tenn Co. 9.250% 3/15/16	20,000	21,900
Verso Paper Holdings LLC 11.500% 7/01/14	10,000	11,150

		218,452

	Principal Amount	Value
Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	$100,000	$105,949
Southwest Gas Corp. 8.375% 2/15/11	50,000	51,020

		156,969

Hand & Machine Tools — 0.1%
Kennametal, Inc. 7.200% 6/15/12	65,000	67,509

Health Care – Products — 0.2%
Beckman Coulter, Inc. 6.000% 6/01/15	40,000	45,555
Beckman Coulter, Inc. 7.000% 6/01/19	30,000	35,616
Boston Scientific Corp. 4.500% 1/15/15	140,000	147,094
Boston Scientific Corp. 6.000% 1/15/20	35,000	38,391
Johnson & Johnson 5.850% 7/15/38	10,000	11,770

		278,426

Health Care – Services — 0.1%
CIGNA Corp. 5.125% 6/15/20	20,000	21,724
Roche Holdings, Inc. (b) 5.000% 3/01/14	60,000	67,294
Roche Holdings, Inc. (b) 6.000% 3/01/19	15,000	18,097
Roche Holdings, Inc. (b) 7.000% 3/01/39	5,000	6,469
WellPoint, Inc. 4.350% 8/15/20	60,000	61,928

		175,512

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	45,000	49,782
Leucadia National Corp. (c) 7.750% 8/15/13	350,000	378,000

		427,782

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	20,000	23,812

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	40,000	41,124

Insurance — 0.5%
Aflac, Inc. 8.500% 5/15/19	25,000	32,009
The Allstate Corp. 5.550% 5/09/35	30,000	30,646

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Allstate Corp. 7.450% 5/16/19	$10,000	$12,537
Berkshire Hathaway Finance Corp. 5.750% 1/15/40	30,000	31,421
Berkshire Hathaway, Inc. 3.200% 2/11/15	100,000	106,299
CNA Financial Corp. 7.350% 11/15/19	40,000	45,080
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	60,000	61,709
Lincoln National Corp. 4.300% 6/15/15	20,000	21,291
Lincoln National Corp. 6.300% 10/09/37	20,000	20,312
Lincoln National Corp. 7.000% 6/15/40	50,000	54,809
Lincoln National Corp. 8.750% 7/01/19	50,000	64,473
MetLife, Inc. Series A 6.817% 8/15/18	10,000	12,059
Principal Financial Group, Inc. 8.875% 5/15/19	30,000	39,190
Prudential Financial, Inc. 3.875% 1/14/15	45,000	47,500
Prudential Financial, Inc. 4.750% 9/17/15	75,000	81,783
The Travelers Cos., Inc. 6.250% 6/15/37	25,000	28,366

		689,484

Investment Companies — 0.0%
Xstrata Finance Canada (b) 5.800% 11/15/16	45,000	50,580

Iron & Steel — 0.5%
AK Steel Corp. 7.625% 5/15/20	30,000	31,237
Allegheny Technologies, Inc. 9.375% 6/01/19	25,000	30,014
ArcelorMittal 3.750% 8/05/15	50,000	51,487
ArcelorMittal 5.250% 8/05/20	60,000	60,708
ArcelorMittal 7.000% 10/15/39	75,000	75,489
ArcelorMittal 9.000% 2/15/15	115,000	140,397
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	60,695
Reliance Steel & Aluminum Co. 6.850% 11/15/36	90,000	86,827
Steel Dynamics, Inc. (c) 7.375% 11/01/12	140,000	149,625

		686,479

	Principal Amount	Value
Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	$55,000	$55,406
Marriott International, Inc. 5.810% 11/10/15	15,000	16,729
Marriott International, Inc. (c) 6.200% 6/15/16	180,000	204,335
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	8,000	8,520
Wyndham Worldwide Corp. 6.000% 12/01/16	15,000	16,018
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b) 7.750% 8/15/20	15,000	16,275

		317,283

Machinery – Diversified — 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	150,000	153,000
Roper Industries, Inc. 6.625% 8/15/13	85,000	96,160

		249,160

Manufacturing — 0.3%
Illinois Tool Works, Inc. 5.150% 4/01/14	150,000	169,823
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	40,000	48,097
ITT Corp. 4.900% 5/01/14	40,000	44,232
ITT Corp. 6.125% 5/01/19	40,000	46,825
Tyco Electronics Group SA 6.000% 10/01/12	45,000	48,731
Tyco Electronics Group SA 6.550% 10/01/17	40,000	46,698

		404,406

Media — 0.7%
CBS Corp. 6.625% 5/15/11	11,000	11,336
CBS Corp. 7.875% 7/30/30	40,000	47,207
Comcast Corp. 6.400% 5/15/38	35,000	38,346
Cox Communications, Inc. (c) 6.750% 3/15/11	200,000	204,443
NBC Universal, Inc. (b) 5.150% 4/30/20	50,000	54,257
NBC Universal, Inc. (b) 6.400% 4/30/40	5,000	5,429
News America, Inc. 6.900% 8/15/39	25,000	28,941

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Scholastic Corp. 5.000% 4/15/13	$80,000	$80,000
Thomson Corp. (c) 5.700% 10/01/14	135,000	155,170
Time Warner Cable, Inc. 6.750% 6/15/39	25,000	28,654
Time Warner Cable, Inc. 7.500% 4/01/14	55,000	64,861
Time Warner Cable, Inc. 8.250% 4/01/19	10,000	13,015
Time Warner Cable, Inc. 8.750% 2/14/19	10,000	13,307
Time Warner, Inc. 4.700% 1/15/21	35,000	37,660
Time Warner, Inc. 6.100% 7/15/40	30,000	31,943
Viacom, Inc. 6.250% 4/30/16	40,000	47,355

		861,924

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	25,000	28,115

Mining — 0.4%
Alcoa, Inc. 6.150% 8/15/20	35,000	36,943
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	70,000	79,181
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	50,000	70,399
Teck Resources Ltd. (c) 7.000% 9/15/12	130,000	138,417
Teck Resources Ltd. 9.750% 5/15/14	10,000	12,452
Teck Resources Ltd. 10.250% 5/15/16	20,000	24,700
Teck Resources Ltd. 10.750% 5/15/19	10,000	12,775
Vale Overseas Ltd. 6.250% 1/23/17	65,000	75,133
Vale Overseas Ltd. 6.875% 11/10/39	85,000	97,531

		547,531

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	30,000	32,307
Xerox Corp. 5.500% 5/15/12	50,000	53,108
Xerox Corp. 8.250% 5/15/14	10,000	12,026

		97,441

	Principal Amount	Value
Office Furnishings — 0.1%
Steelcase, Inc. 6.500% 8/15/11	$95,000	$97,597

Oil & Gas — 0.6%
Anadarko Petroleum Corp. 6.375% 9/15/17	105,000	116,646
ConocoPhillips 6.500% 2/01/39	20,000	24,546
Morgan Stanley (Gazprom) (b) 9.625% 3/01/13	75,000	85,125
Motiva Enterprises LLC (b) 5.750% 1/15/20	40,000	46,152
Motiva Enterprises LLC (b) 6.850% 1/15/40	35,000	41,251
Noble Holding International Ltd. 7.375% 3/15/14	95,000	111,705
Pemex Project Funding Master Trust 6.625% 6/15/38	5,000	5,574
Petroleos Mexicanos 5.500% 1/21/21	60,000	65,232
Pioneer Natural Resources Co. 5.875% 7/15/16	50,000	52,390
Shell International Finance BV 5.500% 3/25/40	15,000	16,526
Tesoro Corp. 6.500% 6/01/17	50,000	49,750
Transocean, Inc., Convertible 1.500% 12/15/37	50,000	49,000
Valero Energy Corp. 4.500% 2/01/15	50,000	53,668
Valero Energy Corp. 6.125% 2/01/20	40,000	44,276

		761,841

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	40,000	40,642
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	45,000	45,000
Hornbeck Offshore Services, Inc., Convertible 1.625% 11/15/26	50,000	44,490

		130,132

Packaging & Containers — 0.2%
Ball Corp. 7.125% 9/01/16	50,000	54,500
Packaging Corporation of America 5.750% 8/01/13	50,000	54,169
Pactiv Corp. 6.400% 1/15/18	45,000	45,478
Sealed Air Corp. (b) 5.625% 7/15/13	45,000	48,134

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sealed Air Corp. (b) 6.875% 7/15/33	$40,000	$37,701

		239,982

Pharmaceuticals — 0.2%
Abbott Laboratories 5.300% 5/27/40	70,000	73,781
Abbott Laboratories 5.600% 11/30/17	55,000	65,442
Eli Lilly & Co. 5.950% 11/15/37	10,000	11,367
Merck & Co., Inc. 5.850% 6/30/39	10,000	11,539
Mylan, Inc. (b) 7.625% 7/15/17	10,000	11,000
Pfizer, Inc. 7.200% 3/15/39	35,000	46,472

		219,601

Pipelines — 0.8%
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	43,859
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	65,000	68,477
DCP Midstream LLC (b) 9.750% 3/15/19	5,000	6,622
Enogex LLC (b) 6.875% 7/15/14	120,000	135,033
Enterprise Products Operating LP 7.500% 2/01/11	35,000	35,553
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	40,000	43,576
Kern River Funding Corp. (b) 4.893% 4/30/18	124,450	139,779
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	28,580
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	26,536
Kinder Morgan Energy Partners LP 6.950% 1/15/38	5,000	5,560
NGPL PipeCo LLC (b) 6.514% 12/15/12	100,000	107,893
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	75,000	81,633
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	45,000	50,072
Southern Natural Gas Co. (b) 5.900% 4/01/17	55,000	60,322
TransCanada PipeLines Ltd. 6.200% 10/15/37	30,000	33,863
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	75,000	83,790

	Principal Amount	Value
Williams Partners LP 5.250% 3/15/20	$75,000	$81,929

		1,033,077

Real Estate — 0.3%
AMB Property LP 4.500% 8/15/17	415,000	423,847
Brookfield Asset Management, Inc. 7.125% 6/15/12	25,000	26,850

		450,697

Real Estate Investment Trusts (REITS) — 0.1%
Senior Housing Properties Trust 8.625% 1/15/12	25,000	26,500
Simon Property Group LP 4.200% 2/01/15	10,000	10,818
Simon Property Group LP 4.375% 3/01/21	90,000	92,213
Simon Property Group LP 5.650% 2/01/20	30,000	33,891

		163,422

Retail — 0.3%
CVS Caremark Corp. 6.125% 9/15/39	10,000	10,776
J.C. Penney Co., Inc. 5.650% 6/01/20	15,000	14,513
J.C. Penney Corp., Inc. 7.950% 4/01/17	30,000	32,100
Lowe’s Cos., Inc. 5.600% 9/15/12	55,000	59,766
Macy’s Retail Holdings, Inc. 7.500% 6/01/15	65,000	71,662
McDonald’s Corp. 6.300% 10/15/37	25,000	29,865
Nordstrom, Inc. 6.750% 6/01/14	20,000	23,334
Wal-Mart Stores, Inc. 5.625% 4/01/40	75,000	81,445

		323,461

Savings & Loans — 0.1%
Glencore Funding LLC (b) 6.000% 4/15/14	150,000	156,417
Washington Mutual Bank (c) (d) 5.650% 8/15/14	180,000	360

		156,777

Software — 0.2%
CA, Inc. 5.375% 12/01/19	15,000	16,248
Microsoft Corp. 3.000% 10/01/20	75,000	74,489
Microsoft Corp. 4.500% 10/01/40	60,000	57,338

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oracle Corp. (b) 3.875% 7/15/20	$35,000	$36,480
Oracle Corp. (b) 5.375% 7/15/40	30,000	31,347
Oracle Corp. 6.125% 7/08/39	25,000	29,047

		244,949

Storage & Warehousing — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (b) 8.875% 3/15/18	105,000	114,713

Telecommunications — 1.0%
America Movil SAB de CV 5.000% 3/30/20	25,000	27,325
America Movil SAB de CV 6.125% 3/30/40	30,000	33,152
American Tower Corp. 5.050% 9/01/20	100,000	104,401
AT&T, Inc. 6.500% 9/01/37	65,000	72,997
British Telecom PLC STEP 9.875% 12/15/30	15,000	20,855
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	95,000	112,413
CenturyLink, Inc. 5.500% 4/01/13	45,000	47,379
CenturyLink, Inc. 6.150% 9/15/19	30,000	30,688
CenturyLink, Inc. 7.600% 9/15/39	10,000	10,002
Cisco Systems, Inc. 5.500% 1/15/40	10,000	10,683
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	15,000	20,811
Embarq Corp. 7.082% 6/01/16	30,000	34,255
Qwest Corp. (c) 7.875% 9/01/11	170,000	179,138
Qwest Corp. (c) 8.875% 3/15/12	140,000	153,650
Rogers Communications, Inc. 5.500% 3/15/14	60,000	67,592
Rogers Communications, Inc. 7.500% 8/15/38	5,000	6,487
Telecom Italia Capital 6.000% 9/30/34	10,000	9,611
Telecom Italia Capital 6.175% 6/18/14	70,000	78,210
Verizon Communications, Inc. 8.750% 11/01/18	30,000	41,244

	Principal Amount	Value
Verizon Global Funding Corp. (c) 7.750% 12/01/30	$40,000	$50,588
Virgin Media Secured Finance PLC 6.500% 1/15/18	100,000	107,250
Windstream Corp. 7.875% 11/01/17	60,000	65,550

		1,284,281

Textiles — 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	85,000	89,888

Transportation — 0.1%
Bristow Group, Inc. 7.500% 9/15/17	35,000	36,312
Canadian National Railway Co. 5.850% 11/15/17	30,000	35,252
Canadian National Railway Co. 6.375% 11/15/37	40,000	47,990
CSX Corp. 7.250% 5/01/27	10,000	11,773
Ryder System, Inc. 5.000% 6/15/12	25,000	26,352
Union Pacific Corp. 4.000% 2/01/21	25,000	25,732

		183,411

Trucking & Leasing — 0.1%
GATX Corp. 4.750% 5/15/15	35,000	37,796
GATX Corp. 8.750% 5/15/14	100,000	118,477

		156,273

TOTAL CORPORATE DEBT (Cost $17,623,947)		19,009,586

MUNICIPAL OBLIGATIONS — 0.2%
Access Group, Inc., Delaware VRN 1.757% 9/01/37	50,000	46,750
North Texas Tollway Authority 6.718% 1/01/49	130,000	135,199
State of California 5.950% 4/01/16	35,000	38,362
State of California 7.550% 4/01/39	25,000	26,118
Tennessee Valley Authority 5.250% 9/15/39	35,000	39,229

		285,658

TOTAL MUNICIPAL OBLIGATIONS (Cost $273,006)		285,658

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Automobile ABS — 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (b) (c) 0.476% 3/20/12	$166,667	$166,492
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (b) 1.470% 10/18/12	75,000	75,239

		241,731

Commercial MBS — 2.0%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN (c) 5.741% 2/10/51	160,000	170,756
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	135,000	144,447
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	75,000	81,306
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 (c) 5.205% 2/11/44	200,000	203,998
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	150,000	153,191
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	75,000	81,648
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/13/50	100,000	107,601
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	160,000	162,898
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.815% 12/10/49	125,000	136,096
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	100,000	106,017
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.214% 2/15/41	165,000	87,119
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.232% 5/15/41	150,000	161,496

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	$100,000	$106,894
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	100,000	102,317
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	210,000	217,060
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.280% 1/11/43	100,000	112,962
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 (c) 5.509% 4/15/47	150,000	152,033
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN (c) 5.858% 2/15/51	220,000	227,923
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) (f) 3.349% 10/15/57	100,000	102,997

		2,618,759

Home Equity ABS — 0.4%
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.616% 7/25/35	43,841	41,143
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M1 FRN 0.756% 1/25/36	25,000	20,029
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.486% 9/25/34	44,001	40,962
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.636% 1/25/36	38,074	34,681
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV2 FRN 0.886% 3/25/35	25,000	22,529
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3 FRN 0.916% 3/25/35	75,000	54,012
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.366% 7/25/37	72,581	69,853
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.706% 3/25/35	45,000	37,077

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.596% 3/25/36	$80,682	$72,264
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.656% 10/25/35	100,000	76,704

		469,254

Student Loans ABS — 0.9%
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.356% 5/25/36	16,602	15,867
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.299% 3/28/17	86,906	86,218
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.757% 1/25/47	75,000	62,985
DB Master Finance LLC, Series 2006-1, Class A2 (b) 5.779% 6/20/31	100,000	101,625
Goal Capital Funding Trust, Series 2005-2, Class B FRN 0.848% 11/25/44	100,000	78,080
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.366% 3/25/26	114,012	107,645
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.406% 2/25/26	50,585	50,108
Newport Waves CDO (Acquired 3/30/07, Cost $249,710), Series 2007-1A, Class A3LS FRN (b) (e) 0.891% 6/20/14	250,000	135,200
SLM Student Loan Trust, Series 2006-B, Class A2 FRN 0.342% 6/15/21	99,545	99,244
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.882% 3/15/38	43,678	36,199
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (b) 1.706% 12/15/16	50,000	49,906
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.706% 12/15/16	50,000	49,906
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.744% 12/15/16	150,000	149,718
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.757% 1/27/42	100,000	98,000

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.350% 12/17/46	$75,000	$60,000

		1,180,701

WL Collateral CMO — 0.5%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.336% 7/20/36	15,802	15,510
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 3.183% 2/25/34	12,974	11,374
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.287% 9/25/33	7,260	6,120
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN (c) 2.919% 8/25/34	13,277	12,208
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.446% 1/19/38	106,095	66,589
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.366% 5/25/37	108,660	54,485
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.974% 8/25/34	33,530	26,002
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.506% 8/25/36	37,136	27,237
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.804% 7/25/33	2,906	2,821
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.536% 2/25/34	5,428	5,004
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	282	257
Morgan Stanley Reremic Trust 3.000% 7/17/56	222,847	223,266
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.436% 6/25/46	206,015	79,717
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.446% 4/25/46	127,955	67,406
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.986% 3/25/34	21,190	19,003

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Washington Mutual, Inc., Series 2004-AR2, Class A FRN (c) 1.753% 4/25/44	$56,843	$42,691

		659,690

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN (c) 2.707% 6/25/32	20,329	17,630

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,497,151)		5,187,765

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 7.375% 3/18/19	40,000	51,100
Peruvian Government International Bond 6.550% 3/14/37	20,000	24,550
Poland Government International Bond 6.375% 7/15/19	50,000	60,423
Province of Quebec Canada 7.500% 9/15/29	20,000	27,741
Republic of Brazil International Bond 5.625% 1/07/41	65,000	72,150
United Mexican States 5.125% 1/15/20	35,000	39,287
United Mexican States 6.750% 9/27/34	35,000	43,225

		318,476

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $289,162)		318,476

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 12.1%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	85,574	98,398

Pass-Through Securities — 12.0%
Federal Home Loan Mortgage Corp. Pool #E85389 6.000% 9/01/16	26,721	28,909
Pool #G11431 6.000% 2/01/18	10,160	10,992
Pool #E85015 6.500% 8/01/16	10,439	11,375
Pool #G00729 8.000% 6/01/27	44,321	51,163
Pool #554904 9.000% 3/01/17	489	551

	Principal Amount	Value
Federal Home Loan Mortgage Corp. TBA Pool #5750 4.500% 1/01/39 (f)	$3,034,000	$3,177,404
Federal National Mortgage Association Pool #725692 VRN 2.482% 10/01/33	47,542	49,464
Pool #888586 VRN 2.779% 10/01/34	97,407	101,696
Pool #522294 5.625% 7/15/37	425,000	511,626
Pool #586036 6.000% 5/01/16	5,872	6,368
Pool #564594 7.000% 1/01/31	21,162	23,789
Pool #253795 7.000% 5/01/31	20,757	23,343
Pool #507061 7.500% 10/01/29	1,997	2,280
Pool #519528 7.500% 11/01/29	23,814	27,220
Pool #527761 7.500% 2/01/30	5,816	6,636
Pool #531196 7.500% 2/01/30	1,807	2,066
Pool #534119 7.500% 3/01/30	749	856
Pool #534420 7.500% 3/01/30	1,544	1,763
Pool #253183 7.500% 4/01/30	6,855	7,825
Pool #529259 7.500% 4/01/30	3,055	3,484
Pool #537797 7.500% 4/01/30	2,822	3,224
Pool #253265 7.500% 5/01/30	10,154	11,587
Pool #535248 8.000% 4/01/30	508	584
Pool #539460 8.000% 5/01/30	2,387	2,740
Pool #546988 8.000% 7/01/30	4,040	4,510
Pool #552630 8.000% 9/01/30	2,171	2,419
Pool #190317 8.000% 8/01/31	5,645	6,483
Federal National Mortgage Association TBA Pool #5337 4.000% 10/01/23 (f)	3,951,000	4,139,290

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #10902 4.500% 12/01/20 (f)	$4,855,000	$5,134,542
Pool #26113 5.000% 4/01/36 (f)	900,000	956,531
Government National Mortgage Association Pool #351528 7.000% 8/15/23	13,276	14,746
Pool #352049 7.000% 10/15/23	4,240	4,709
Pool #588012 7.000% 7/15/32	7,480	8,420
Pool #591581 7.000% 8/15/32	3,267	3,675
Pool #204408 7.500% 3/15/17	617	632
Pool #185306 7.500% 4/15/17	5,472	6,055
Pool #188302 7.500% 5/15/17	1,763	1,796
Pool #199170 7.500% 5/15/17	274	296
Pool #189371 7.500% 6/15/17	2,242	2,481
Government National Mortgage Association TBA Pool #7491 4.500% 7/01/39 (f)	1,094,000	1,160,067
New Valley Generation IV 4.687% 1/15/22	78,339	84,543

		15,598,140

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $15,540,793)		15,696,538

U.S. TREASURY OBLIGATIONS — 6.3%
U.S. Treasury Bonds & Notes — 6.3%
U.S. Treasury Bond (c) 4.375% 5/15/40	555,000	591,323
U.S. Treasury Bond (c) 5.375% 2/15/31	530,000	658,852
U.S. Treasury Note (c) 0.750% 9/15/13	1,135,000	1,144,045
U.S. Treasury Note (g) 1.375% 2/15/12	350,000	355,079
U.S. Treasury Note (g) 2.500% 3/31/13	825,000	867,668
U.S. Treasury Note (c) 2.625% 8/15/20	375,000	375,439

	Principal Amount	Value
U.S. Treasury Note (c) 3.000% 9/30/16	$3,875,000	$4,197,261

		8,189,667

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,193,206)		8,189,667

TOTAL BONDS & NOTES (Cost $47,417,265)		48,687,690

	Number of Shares

MUTUAL FUNDS — 7.2%
Diversified Financial — 7.2%
iShares MSCI Canada Index Fund	30,000	867,300
iShares MSCI EAFE Index Fund	425	24,229
iShares MSCI Mexico Investable Market Index Fund	16,500	949,080
iShares MSCI Turkey Investable Market Index Fund	4,700	347,753
Japan Smaller Capitalization Fund, Inc.	105,550	833,845
Market Vectors — Russia ETF	10,000	342,900
Market Vectors Poland ETF (a)	10,010	275,848
SPDR Gold Trust (a)	5,680	753,395
Vanguard Emerging Markets ETF	105,200	4,926,516

		9,320,866

TOTAL MUTUAL FUNDS (Cost $8,928,110)		9,320,866

TOTAL LONG-TERM INVESTMENTS (Cost $115,627,308)		123,300,665

	Principal Amount

SHORT-TERM INVESTMENTS — 17.0%
Commercial Paper — 11.1% (h)
BAE Systems Holdings, Inc. (b) 0.340% 11/22/10	$1,125,000	1,124,777
BG Energy Finance, Inc. (b) 0.310% 12/06/10	1,100,000	1,099,669
BMW US Capital LLC (b) 0.380% 11/22/10	1,175,000	1,174,739
Covidien International Finance SA (b) 0.300% 11/12/10	1,000,000	999,908
ERAC USA Finance Co. (b) 0.370% 11/10/10	1,175,000	1,174,891
General Mills, Inc. (b) 0.320% 11/01/10	1,175,000	1,175,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
H.J. Heinz Finance Co. (b) 0.370% 1/13/11	$1,175,000	$1,174,118
Harris Corp. 0.340% 11/23/10	1,150,000	1,149,761
NYSE Euronext (b) 0.290% 12/13/10	1,175,000	1,174,602
ONEOK Partners LP (b) 0.350% 11/04/10	700,000	699,980
Royal Bank of Scotland Group PLC (b) 0.290% 11/15/10	1,175,000	1,174,868
South Carolina Electric & Gas Co. 0.340% 11/09/10	1,175,000	1,174,911
Viacom, Inc. (b) 0.300% 11/10/10	1,150,000	1,149,914

		14,447,138

Time Deposits — 5.9%
Euro Time Deposit 0.010% 11/01/10	7,703,713	7,703,713

TOTAL SHORT-TERM INVESTMENTS (Cost $22,150,851)		22,150,851

TOTAL INVESTMENTS — 112.1% (Cost $137,778,159) (i)		145,451,516

Other Assets/(Liabilities) — (12.1)%		(15,644,977)

NET ASSETS — 100.0%		$129,806,539

Notes to Portfolio of Investments

ABS	Asset-Backed Security
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $15,742,621 or 12.13% of net assets.
(c)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(d)	Security is currently in default due to bankruptcy or payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2010, these securities amounted to a value of $360 or 0.00% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At October 31, 2010, these securities amounted to a value of $135,200 or 0.10% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	All or a portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Auto Manufacturers — 2.4%
Navistar International Corp. (a)	96,182	$4,634,049

Automotive & Parts — 1.7%
Lear Corp. (a)	38,620	3,414,008

Banks — 8.6%
Comerica, Inc.	69,290	2,479,196
PNC Financial Services Group, Inc.	50,710	2,733,269
State Street Corp.	110,670	4,621,579
U.S. Bancorp	128,240	3,100,843
Wells Fargo & Co.	151,560	3,952,685

		16,887,572

Beverages — 3.0%
The Coca-Cola Co.	26,500	1,624,980
Molson Coors Brewing Co. Class B	92,380	4,363,107

		5,988,087

Biotechnology — 1.0%
Amgen, Inc. (a)	34,540	1,975,343

Chemicals — 5.2%
Celanese Corp. Series A	130,930	4,667,655
The Mosaic Co.	77,090	5,639,904

		10,307,559

Coal — 1.4%
CONSOL Energy, Inc.	74,070	2,722,813

Commercial Services — 1.1%
AerCap Holdings NV (a)	166,280	2,146,675

Computers — 1.6%
Dell, Inc. (a)	219,120	3,150,946

Diversified Financial — 7.9%
CIT Group, Inc. (a)	89,950	3,897,533
E*TRADE Financial Corp. (a)	66,520	951,236
The Goldman Sachs Group, Inc.	19,030	3,062,879
JP Morgan Chase & Co.	201,220	7,571,909

		15,483,557

Electric — 5.2%
Edison International	125,510	4,631,319
Entergy Corp.	45,720	3,407,511
PG&E Corp.	45,840	2,192,069

		10,230,899

Gas — 0.4%
NiSource, Inc.	50,390	872,251

Health Care – Services — 1.9%
Aetna, Inc.	59,994	1,791,421
WellPoint, Inc. (a)	34,700	1,885,598

		3,677,019

	Number of Shares	Value
Insurance — 5.8%
ACE Ltd.	79,580	$4,728,643
CNO Financial Group, Inc. (a)	190,570	1,036,701
MetLife, Inc.	141,830	5,720,004

		11,485,348

Machinery – Construction & Mining — 2.2%
Ingersoll-Rand PLC	107,360	4,220,322

Manufacturing — 2.4%
Tyco International Ltd.	121,880	4,665,566

Media — 5.8%
Comcast Corp. Class A	177,550	3,653,979
Time Warner Cable, Inc.	46,607	2,697,147
Viacom, Inc. Class B	128,530	4,959,973

		11,311,099

Office Equipment/Supplies — 1.2%
Xerox Corp.	203,640	2,382,588

Oil & Gas — 10.6%
Chevron Corp.	101,950	8,422,089
Exxon Mobil Corp.	56,250	3,738,937
Marathon Oil Corp.	116,180	4,132,523
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	33,800	2,194,634
Ultra Petroleum Corp. (a)	57,360	2,360,364

		20,848,547

Oil & Gas Services — 2.7%
Halliburton Co.	166,470	5,303,734

Pharmaceuticals — 9.1%
Gilead Sciences, Inc. (a)	99,490	3,946,768
Merck & Co., Inc.	171,360	6,216,941
Pfizer, Inc.	443,644	7,719,406

		17,883,115

Retail — 3.8%
Target Corp.	53,840	2,796,450
Wal-Mart Stores, Inc.	17,840	966,393
Walgreen Co.	112,040	3,795,915

		7,558,758

Software — 2.4%
Oracle Corp.	158,080	4,647,552

Telecommunications — 7.3%
AT&T, Inc.	223,231	6,362,084
Ciena Corp. (a)	64,560	896,738
Harris Corp.	63,520	2,870,469
QUALCOMM, Inc.	47,780	2,156,311
Vodafone Group PLC Sponsored ADR (United Kingdom)	75,360	2,073,154

		14,358,756

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Textiles — 1.8%
Mohawk Industries, Inc. (a)	61,270	$3,513,222

Transportation — 2.2%
Norfolk Southern Corp.	70,180	4,315,368

Trucking & Leasing — 0.3%
Aircastle Ltd.	68,550	631,345

TOTAL COMMON STOCK (Cost $174,826,393)		194,616,098

TOTAL EQUITIES (Cost $174,826,393)		194,616,098

TOTAL LONG-TERM INVESTMENTS (Cost $174,826,393)		194,616,098

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (b)	$2,700,580	2,700,580

TOTAL SHORT-TERM INVESTMENTS (Cost $2,700,580)		2,700,580

TOTAL INVESTMENTS — 100.4% (Cost $177,526,973) (c)		197,316,678

Other Assets/(Liabilities) — (0.4)%		(752,232)

NET ASSETS — 100.0%		$196,564,446

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,700,582. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $2,759,103.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Advertising — 0.1%
Lamar Advertising Co. Class A (a)	600	$20,394
Omnicom Group, Inc.	3,700	162,652

		183,046

Aerospace & Defense — 1.6%
BE Aerospace, Inc. (a)	2,800	102,928
The Boeing Co.	4,032	284,820
General Dynamics Corp.	12,889	877,999
Goodrich Corp.	2,929	240,383
L-3 Communications Holdings, Inc.	5,340	385,495
Lockheed Martin Corp.	2,900	206,741
Northrop Grumman Corp.	16,645	1,052,130
Raytheon Co.	16,751	771,886
Rockwell Collins, Inc.	3,100	187,581
United Technologies Corp.	3,380	252,723

		4,362,686

Agriculture — 1.7%
Altria Group, Inc.	38,265	972,696
Archer-Daniels-Midland Co.	38,400	1,279,488
Bunge Ltd.	6,300	378,441
Lorillard, Inc.	8,700	742,458
Philip Morris International, Inc.	14,200	830,700
Reynolds American, Inc.	6,838	443,786

		4,647,569

Airlines — 0.2%
Southwest Airlines Co.	33,272	457,823

Apparel — 0.2%
VF Corp.	5,230	435,345

Automotive & Parts — 0.3%
Autoliv, Inc.	3,000	213,900
Federal-Mogul Corp. (a)	7,600	150,708
Johnson Controls, Inc.	1,100	38,632
Lear Corp. (a)	2,600	229,840
TRW Automotive Holdings Corp. (a)	5,890	269,114

		902,194

Banks — 8.2%
Associated Banc-Corp.	5,650	71,585
BancorpSouth, Inc.	1,800	23,742
Bank of America Corp.	458,728	5,247,848
Bank of Hawaii Corp.	4,820	208,176
Bank of New York Mellon Corp.	54,350	1,362,011
BB&T Corp.	25,268	591,524
BOK Financial Corp.	2,700	124,821
Capital One Financial Corp.	26,350	982,064
CapitalSource, Inc.	11,600	70,876
City National Corp.	3,070	158,320
Comerica, Inc.	6,450	230,781
Commerce Bancshares, Inc.	3,451	127,135

	Number of Shares	Value
Cullen/Frost Bankers, Inc.	3,300	$173,052
East West Bancorp, Inc.	8,700	153,381
Fifth Third Bancorp	33,386	419,328
First Citizens BancShares, Inc. Class A	300	56,034
First Horizon National Corp. (a)	9,740	98,277
Fulton Financial Corp.	10,100	94,334
Huntington Bancshares, Inc.	36,171	205,090
KeyCorp	39,400	322,686
M&T Bank Corp.	3,640	272,090
Marshall & Ilsley Corp.	23,480	138,767
Northern Trust Corp.	2,811	139,510
PNC Financial Services Group, Inc.	28,791	1,551,835
Popular, Inc. (a)	45,600	124,488
Regions Financial Corp.	37,160	234,108
State Street Corp.	17,671	737,941
SunTrust Banks, Inc.	22,849	571,682
Synovus Financial Corp.	19,860	42,898
TCF Financial Corp.	12,711	167,277
U.S. Bancorp	76,885	1,859,079
Valley National Bancorp	12,460	166,216
Wells Fargo & Co.	217,804	5,680,328
Wilmington Trust Corp.	4,000	28,440
Zions Bancorp	6,150	127,059

		22,562,783

Beverages — 1.3%
Brown-Forman Corp. Class B	2,200	133,782
Central European Distribution Corp. (a)	100	2,497
The Coca-Cola Co.	20,055	1,229,772
Coca-Cola Enterprises, Inc.	6,720	161,347
Constellation Brands, Inc. Class A (a)	7,930	156,459
Dr. Pepper Snapple Group, Inc.	10,000	365,500
Molson Coors Brewing Co. Class B	7,060	333,444
PepsiCo, Inc.	18,300	1,194,990

		3,577,791

Biotechnology — 1.4%
Amgen, Inc. (a)	49,529	2,832,563
Bio-Rad Laboratories, Inc. Class A (a)	1,300	117,806
Biogen Idec, Inc. (a)	10,500	658,455
Genzyme Corp. (a)	1,400	100,982
Life Technologies Corp. (a)	960	48,173

		3,757,979

Building Materials — 0.2%
Armstrong World Industries, Inc. (a)	3,500	146,125
Masco Corp.	13,300	141,778
Owens Corning, Inc. (a)	7,000	189,280
USG Corp. (a)	2,500	31,700

		508,883

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chemicals — 1.7%
Ashland, Inc.	5,400	$278,802
Cabot Corp.	4,800	163,296
CF Industries Holdings, Inc.	928	113,708
Cytec Industries, Inc.	5,859	290,138
The Dow Chemical Co.	47,088	1,451,723
Eastman Chemical Co.	2,100	164,997
EI du Pont de Nemours & Co.	27,826	1,315,613
Huntsman Corp.	2,000	27,700
PPG Industries, Inc.	7,400	567,580
RPM International, Inc.	2,700	55,917
The Sherwin-Williams Co.	1,400	102,158
The Valspar Corp.	5,200	166,920

		4,698,552

Coal — 0.4%
Alpha Natural Resources, Inc. (a)	3,400	153,578
Arch Coal, Inc.	1,900	46,721
CONSOL Energy, Inc.	100	3,676
Massey Energy Co.	1,539	64,746
Peabody Energy Corp.	12,000	634,800
Walter Energy, Inc.	800	70,368

		973,889

Commercial Services — 0.9%
Aaron’s, Inc.	1,100	20,746
Convergys Corp. (a)	9,170	103,805
CoreLogic, Inc.	2,300	40,411
Corrections Corporation of America (a)	3,300	84,711
Donnelley (R.R.) & Sons Co.	17,096	315,421
Education Management Corp. (a)	7,018	84,216
Equifax, Inc.	5,400	178,902
FTI Consulting, Inc. (a)	1,800	63,828
H&R Block, Inc.	26,100	307,719
Hertz Global Holdings, Inc. (a)	2,100	23,772
KAR Auction Services, Inc. (a)	9,925	127,834
Manpower, Inc.	3,500	191,555
McKesson Corp.	6,204	409,340
Quanta Services, Inc. (a)	200	3,932
Service Corp. International	20,000	165,600
Total System Services, Inc.	10,100	157,661
Towers Watson & Co. Class A	2,300	118,266

		2,397,719

Computers — 0.5%
Brocade Communications Systems, Inc. (a)	9,100	57,512
Computer Sciences Corp.	9,185	450,524
Diebold, Inc.	1,760	53,944
Lexmark International, Inc. Class A (a)	8,442	321,049
Seagate Technology PLC (a)	9,481	138,897

	Number of Shares	Value
Synopsys, Inc. (a)	6,100	$156,038
Western Digital Corp. (a)	6,600	211,332

		1,389,296

Cosmetics & Personal Care — 2.9%
Alberto-Culver Co.	810	30,205
Colgate-Palmolive Co.	2,247	173,289
The Procter & Gamble Co.	122,499	7,787,261

		7,990,755

Distribution & Wholesale — 0.2%
Genuine Parts Co.	7,100	339,806
Ingram Micro, Inc. Class A (a)	6,100	107,726
Tech Data Corp. (a)	2,800	120,372
WESCO International, Inc. (a)	2,394	102,511

		670,415

Diversified Financial — 7.0%
Ameriprise Financial, Inc.	13,230	683,859
BlackRock, Inc.	900	153,891
CIT Group, Inc. (a)	10,100	437,633
Citigroup, Inc. (a)	853,089	3,557,381
CME Group, Inc.	2,718	787,269
Discover Financial Services	25,700	453,605
E*TRADE Financial Corp. (a)	6,000	85,800
The Goldman Sachs Group, Inc.	20,735	3,337,298
Interactive Brokers Group, Inc. Class A (a)	1,000	18,720
Invesco Ltd.	9,741	224,043
Janus Capital Group, Inc.	3,300	34,848
JP Morgan Chase & Co.	192,227	7,233,502
Legg Mason, Inc.	4,485	139,169
Morgan Stanley	47,268	1,175,555
The NASDAQ OMX Group, Inc. (a)	5,600	117,712
NYSE Euronext	9,700	297,208
Raymond James Financial, Inc.	3,200	90,304
SLM Corp. (a)	30,400	361,760

		19,189,557

Electric — 6.4%
The AES Corp. (a)	29,900	357,006
Allegheny Energy, Inc.	11,256	261,139
Alliant Energy Corp.	4,800	175,344
Ameren Corp.	12,524	362,945
American Electric Power Co., Inc.	18,630	697,507
Calpine Corp. (a)	8,300	103,750
CenterPoint Energy, Inc.	13,100	216,936
CMS Energy Corp.	13,209	242,781
Consolidated Edison, Inc.	12,557	624,334
Constellation Energy Group, Inc.	8,000	241,920
Dominion Resources, Inc.	32,510	1,412,885
DPL, Inc.	6,400	167,040
DTE Energy Co.	7,610	355,844
Duke Energy Corp.	68,416	1,245,855
Edison International	14,880	549,072

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Entergy Corp.	10,500	$782,565
Exelon Corp.	33,649	1,373,552
FirstEnergy Corp.	14,698	533,831
Great Plains Energy, Inc.	4,337	82,533
Hawaiian Electric Industries, Inc.	6,200	139,748
Integrys Energy Group, Inc.	6,440	342,544
MDU Resources Group, Inc.	4,998	99,610
Mirant Corp. (a)	8,858	93,983
NextEra Energy, Inc.	18,310	1,007,782
Northeast Utilities	8,000	250,240
NRG Energy, Inc. (a)	17,000	338,470
NSTAR	4,910	204,796
NV Energy, Inc.	11,500	157,090
OGE Energy Corp.	3,360	148,378
Pepco Holdings, Inc.	9,710	187,015
PG&E Corp.	6,847	327,424
Pinnacle West Capital Corp.	4,060	167,110
PPL Corp.	18,798	505,666
Progress Energy, Inc.	10,800	486,000
Public Service Enterprise Group, Inc.	20,557	665,019
RRI Energy, Inc. (a)	12,700	47,752
SCANA Corp.	5,520	225,437
The Southern Co.	32,524	1,231,684
TECO Energy, Inc.	12,930	227,439
Westar Energy, Inc.	4,000	101,200
Wisconsin Energy Corp.	5,080	302,463
Xcel Energy, Inc.	20,320	484,835

		17,528,524

Electrical Components & Equipment — 0.2%
Energizer Holdings, Inc. (a)	2,800	209,384
General Cable Corp. (a)	1,300	36,322
Hubbell, Inc. Class B	2,600	140,452
Molex, Inc.	1,900	38,570

		424,728

Electronics — 0.4%
Arrow Electronics, Inc. (a)	5,100	151,011
Avnet, Inc. (a)	4,000	119,120
AVX Corp.	2,100	30,114
Garmin Ltd.	7,317	240,290
Jabil Circuit, Inc.	2,500	38,350
PerkinElmer, Inc.	4,010	94,035
Thomas & Betts Corp. (a)	4,400	191,620
Vishay Intertechnology, Inc. (a)	30,900	349,170

		1,213,710

Energy – Alternate Sources — 0.0%
Covanta Holding Corp.	6,500	102,570

Engineering & Construction — 0.5%
Chicago Bridge & Iron Co. NV (a)	5,700	143,697
Fluor Corp.	5,400	260,226
Jacobs Engineering Group, Inc. (a)	3,100	119,691
KBR, Inc.	16,500	419,100

	Number of Shares	Value
McDermott International, Inc. (a)	2,700	$41,661
The Shaw Group, Inc. (a)	3,200	97,792
URS Corp. (a)	4,100	159,613

		1,241,780

Entertainment — 0.0%
International Speedway Corp. Class A	300	6,852
Penn National Gaming, Inc. (a)	600	19,956
Regal Entertainment Group Class A	4,200	56,700

		83,508

Environmental Controls — 0.4%
Republic Services, Inc.	14,090	420,023
Waste Connections, Inc.	500	20,370
Waste Management, Inc.	20,540	733,689

		1,174,082

Foods — 2.6%
Campbell Soup Co.	5,136	186,180
ConAgra Foods, Inc.	18,813	423,104
Corn Products International, Inc.	6,170	262,534
Dean Foods Co. (a)	10,400	108,160
Del Monte Foods Co.	10,833	155,345
Flowers Foods, Inc.	4,974	126,738
General Mills, Inc.	10,640	399,426
H.J. Heinz Co.	8,030	394,353
The Hershey Co.	5,100	252,399
Hormel Foods Corp.	3,600	165,312
The J.M. Smucker Co.	6,540	420,391
Kraft Foods, Inc. Class A	67,680	2,184,034
The Kroger Co.	26,940	592,680
McCormick & Co., Inc.	2,427	107,322
Ralcorp Holdings, Inc. (a)	1,600	99,296
Safeway, Inc.	11,863	271,663
Sara Lee Corp.	10,428	149,433
Smithfield Foods, Inc. (a)	9,400	157,450
SUPERVALU, Inc.	15,786	170,331
Tyson Foods, Inc. Class A	23,408	363,994

		6,990,145

Forest Products & Paper — 0.6%
Domtar Corp.	4,900	388,864
International Paper Co.	7,900	199,712
MeadWestvaco Corp.	7,800	200,694
Plum Creek Timber Co., Inc.	4,000	147,360
Rayonier, Inc.	2,700	140,940
Temple-Inland, Inc.	3,600	74,592
Weyerhaeuser Co.	24,922	404,235

		1,556,397

Gas — 0.6%
AGL Resources, Inc.	2,660	104,432
Atmos Energy Corp.	4,150	122,217
Energen Corp.	6,400	285,696
NiSource, Inc.	14,790	256,015

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sempra Energy	10,910	$583,467
Southern Union Co.	4,800	120,624
UGI Corp.	2,990	89,969
Vectren Corp.	2,050	56,129

		1,618,549

Hand & Machine Tools — 0.2%
Kennametal, Inc.	900	30,726
Regal-Beloit Corp.	2,800	161,588
Snap-on, Inc.	1,930	98,430
Stanley Black & Decker, Inc.	5,235	324,413

		615,157

Health Care – Products — 2.8%
Baxter International, Inc.	2,300	117,070
Beckman Coulter, Inc.	400	21,296
Boston Scientific Corp. (a)	49,000	312,620
CareFusion Corp. (a)	4,700	113,458
The Cooper Cos., Inc.	4,000	197,360
Hill-Rom Holdings, Inc.	500	19,375
Hologic, Inc. (a)	12,900	206,658
Johnson & Johnson	93,232	5,936,081
Kinetic Concepts, Inc. (a)	2,500	95,075
Medtronic, Inc.	4,000	140,840
Zimmer Holdings, Inc. (a)	9,000	426,960

		7,586,793

Health Care – Services — 2.3%
Aetna, Inc.	22,720	678,419
CIGNA Corp.	13,700	482,103
Community Health Systems, Inc. (a)	5,400	162,432
Coventry Health Care, Inc. (a)	10,800	252,936
Health Net, Inc. (a)	7,300	196,297
Humana, Inc. (a)	9,200	536,268
LifePoint Hospitals, Inc. (a)	3,600	122,112
Mednax, Inc. (a)	100	5,921
Tenet Healthcare Corp. (a)	3,800	16,568
Thermo Fisher Scientific, Inc. (a)	14,210	730,678
UnitedHealth Group, Inc.	57,000	2,054,850
Universal Health Services, Inc. Class B	200	8,254
WellPoint, Inc. (a)	20,600	1,119,404

		6,366,242

Holding Company – Diversified — 0.1%
Leucadia National Corp. (a)	7,000	177,940

Home Builders — 0.1%
D.R. Horton, Inc.	18,800	196,272
KB Home	1,700	17,867
Lennar Corp. Class A	1,600	23,216
M.D.C. Holdings, Inc.	600	15,450
Pulte Group, Inc. (a)	10,957	86,012
Toll Brothers, Inc. (a)	3,200	57,408

		396,225

	Number of Shares	Value
Home Furnishing — 0.2%
Harman International Industries, Inc. (a)	3,200	$107,360
Whirlpool Corp.	4,600	348,818

		456,178

Household Products — 0.3%
Avery Dennison Corp.	5,700	207,195
The Clorox Co.	1,000	66,550
Fortune Brands, Inc.	5,060	273,493
Jarden Corp.	3,500	112,210
Kimberly-Clark Corp.	4,140	262,228

		921,676

Housewares — 0.1%
Newell Rubbermaid, Inc.	15,800	278,870

Insurance — 8.0%
ACE Ltd.	17,300	1,027,966
Aflac, Inc.	1,200	67,068
Alleghany Corp. (a)	345	103,666
Allied World Assurance Holdings Ltd.	2,300	131,583
The Allstate Corp.	24,880	758,591
American Financial Group, Inc.	10,600	324,148
American International Group, Inc. (a)	6,302	264,747
American National Insurance Co.	1,180	92,559
Aon Corp.	7,964	316,569
Arch Capital Group Ltd. (a)	2,800	241,892
Arthur J. Gallagher & Co.	500	14,080
Aspen Insurance Holdings Ltd.	10,760	305,261
Assurant, Inc.	9,790	387,097
Assured Guaranty Ltd.	16,600	316,230
Axis Capital Holdings Ltd.	8,800	299,288
Berkshire Hathaway, Inc. Class B (a)	68,796	5,473,410
Brown & Brown, Inc.	200	4,458
The Chubb Corp.	17,953	1,041,633
Cincinnati Financial Corp.	4,820	141,901
CNA Financial Corp. (a)	4,035	111,850
Endurance Specialty Holdings Ltd.	3,300	136,620
Erie Indemnity Co. Class A	350	20,013
Everest Re Group Ltd.	2,500	210,700
Fidelity National Financial, Inc. Class A	16,788	224,791
Genworth Financial, Inc. Class A (a)	16,660	188,924
The Hanover Insurance Group, Inc.	2,200	99,550
The Hartford Financial Services Group, Inc.	10,024	240,375
HCC Insurance Holdings, Inc.	4,970	131,606
Lincoln National Corp.	18,498	452,831
Loews Corp.	13,620	537,718
Markel Corp. (a)	300	100,506
Marsh & McLennan Cos., Inc.	1,000	24,980
MBIA, Inc. (a)	8,600	96,406
Mercury General Corp.	2,190	93,031
MetLife, Inc.	21,966	885,889

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Old Republic International Corp.	9,600	$126,720
OneBeacon Insurance Group Ltd. Class A	14,000	197,120
PartnerRe Ltd.	3,500	277,620
Principal Financial Group, Inc.	16,000	429,440
The Progressive Corp.	23,305	493,134
Protective Life Corp.	6,480	155,326
Prudential Financial, Inc.	25,300	1,330,274
Reinsurance Group of America, Inc. Class A	4,250	212,797
RenaissanceRe Holdings Ltd.	4,618	278,281
StanCorp Financial Group, Inc.	2,703	115,959
Symetra Financial Corp.	12,900	142,545
Torchmark Corp.	5,380	308,166
Transatlantic Holdings, Inc.	3,500	184,100
The Travelers Cos., Inc.	23,682	1,307,246
Unitrin, Inc.	8,750	212,625
Unum Group	16,300	365,446
Validus Holdings Ltd.	2,400	68,064
W.R. Berkley Corp.	9,000	247,680
Wesco Financial Corp.	49	17,807
White Mountains Insurance Group Ltd.	298	95,122
XL Group PLC	16,550	350,032

		21,783,441

Internet — 0.7%
AOL, Inc. (a)	8,777	234,170
eBay, Inc. (a)	12,959	386,308
Expedia, Inc.	6,000	173,700
IAC/InterActiveCorp (a)	3,450	96,255
Liberty Media Corp. – Interactive Class A (a)	21,839	322,344
Symantec Corp. (a)	27,189	439,918
Yahoo!, Inc. (a)	12,561	207,382

		1,860,077

Investment Companies — 0.1%
Ares Capital Corp.	9,100	152,334

Iron & Steel — 0.2%
AK Steel Holding Corp.	3,600	45,324
Nucor Corp.	3,200	122,304
Reliance Steel & Aluminum Co.	4,200	175,770
Schnitzer Steel Industries, Inc. Class A	1,700	87,873
Steel Dynamics, Inc.	12,200	177,144
United States Steel Corp.	1,490	63,757

		672,172

Leisure Time — 0.2%
Carnival Corp.	7,800	336,726
Royal Caribbean Cruises Ltd. (a)	4,208	166,384

		503,110

	Number of Shares	Value
Lodging — 0.1%
MGM Resorts International (a)	4,900	$53,557
Wyndham Worldwide Corp.	11,700	336,375

		389,932

Machinery – Construction & Mining — 0.2%
Ingersoll-Rand PLC	12,740	500,809
Terex Corp. (a)	4,300	96,535

		597,344

Machinery – Diversified — 0.4%
AGCO Corp. (a)	4,670	198,335
CNH Global NV (a)	2,800	111,132
Deere & Co.	1,000	76,800
Eaton Corp.	6,100	541,863
Gardner Denver, Inc.	200	11,564
IDEX Corp.	700	25,256
Zebra Technologies Corp. Class A (a)	1,000	35,780

		1,000,730

Manufacturing — 3.4%
AptarGroup, Inc.	3,200	143,616
Carlisle Cos., Inc.	1,300	45,591
Crane Co.	5,537	211,845
Danaher Corp.	1,700	73,712
Dover Corp.	3,500	185,850
General Electric Co.	417,233	6,684,073
Harsco Corp.	600	13,908
ITT Corp.	5,200	245,388
Leggett & Platt, Inc.	4,410	89,876
Parker Hannifin Corp.	5,700	436,335
Pentair, Inc.	2,600	85,098
SPX Corp.	1,700	114,002
Teleflex, Inc.	820	45,715
Textron, Inc.	11,402	237,390
Trinity Industries, Inc.	3,000	68,190
Tyco International Ltd.	19,900	761,772

		9,442,361

Media — 4.8%
Cablevision Systems Corp. Class A	11,200	299,488
CBS Corp. Class B	28,683	485,603
Central European Media Enterprises Ltd. Class A (a)	900	20,745
Comcast Corp. Class A	136,479	2,808,738
Discovery Communications, Inc. Series A (a)	1,700	75,837
DISH Network Corp. Class A	16,900	335,634
Gannett Co., Inc.	24,755	293,347
John Wiley & Sons, Inc. Class A	1,000	43,160
Liberty Global, Inc. Class A (a)	11,874	448,718
Liberty Media Corp. – Starz Series A (a)	2,300	150,696
Liberty Media Corp. Capital Class A (a)	4,000	230,160

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The McGraw-Hill Cos., Inc.	5,900	$222,135
Meredith Corp.	6,300	213,885
The New York Times Co. Class A (a)	20,603	158,025
News Corp. Class A	89,200	1,289,832
Thomson Reuters Corp.	9,317	356,375
Time Warner Cable, Inc.	17,063	987,436
Time Warner, Inc.	51,170	1,663,537
Viacom, Inc. Class B	11,262	434,601
The Walt Disney Co.	65,568	2,367,660
The Washington Post Co. Class B	513	206,303

		13,091,915

Metal Fabricate & Hardware — 0.1%
Commercial Metals Co.	2,600	36,088
The Timken Co.	8,200	339,644

		375,732

Mining — 0.3%
Alcoa, Inc.	50,606	664,457
Royal Gold, Inc.	100	4,951
Vulcan Materials Co.	2,000	73,020

		742,428

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	2,900	63,626
Xerox Corp.	74,731	874,353

		937,979

Oil & Gas — 8.4%
Anadarko Petroleum Corp.	8,723	537,075
Apache Corp.	17,250	1,742,595
Atwood Oceanics, Inc. (a)	3,500	113,785
Cabot Oil & Gas Corp.	1,600	46,368
Chesapeake Energy Corp.	19,300	418,810
Chevron Corp.	98,232	8,114,946
ConocoPhillips	53,031	3,150,041
Denbury Resources, Inc. (a)	614	10,450
Devon Energy Corp.	20,011	1,301,115
Forest Oil Corp. (a)	3,400	104,482
Frontier Oil Corp.	11,650	154,363
Helmerich & Payne, Inc.	4,100	175,398
Hess Corp.	8,911	561,660
Marathon Oil Corp.	24,816	882,705
Mariner Energy, Inc. (a)	4,100	102,172
Murphy Oil Corp.	8,200	534,312
Nabors Industries Ltd. (a)	7,200	150,480
Newfield Exploration Co. (a)	5,900	351,758
Noble Energy, Inc.	5,600	456,288
Occidental Petroleum Corp.	22,477	1,767,367
Patterson-UTI Energy, Inc.	11,302	219,372
Pioneer Natural Resources Co.	3,000	209,400
Plains Exploration & Production Co. (a)	2,300	64,101
Pride International, Inc. (a)	200	6,064
Questar Corp.	12,500	212,125

	Number of Shares	Value
Rowan Companies, Inc. (a)	6,900	$227,010
SM Energy Co.	1,400	58,352
Sunoco, Inc.	10,231	383,356
Tesoro Corp.	5,400	69,984
Unit Corp. (a)	2,100	82,383
Valero Energy Corp.	33,130	594,683
Whiting Petroleum Corp. (a)	1,800	180,792

		22,983,792

Oil & Gas Services — 0.8%
Baker Hughes, Inc.	3	139
Exterran Holdings, Inc. (a)	5,140	129,374
National Oilwell Varco, Inc.	22,871	1,229,545
Oceaneering International, Inc. (a)	2,300	142,301
Oil States International, Inc. (a)	3,000	153,360
SEACOR Holdings, Inc. (a)	1,400	132,650
Superior Energy Services, Inc. (a)	3,200	88,384
Tidewater, Inc.	730	33,675
Weatherford International Ltd. (a)	15,179	255,159

		2,164,587

Packaging & Containers — 0.4%
Ball Corp.	2,700	173,772
Bemis Co., Inc.	760	24,138
Greif, Inc. Class A	1,100	64,614
Owens-IIlinois, Inc. (a)	5,500	154,165
Packaging Corporation of America	4,100	100,163
Pactiv Corp. (a)	1,200	39,816
Sealed Air Corp.	11,200	259,280
Sonoco Products Co.	6,600	221,100

		1,037,048

Pharmaceuticals — 6.8%
Abbott Laboratories	5,600	287,392
Bristol-Myers Squibb Co.	94,202	2,534,034
Cardinal Health, Inc.	14,300	496,067
Cephalon, Inc. (a)	5,816	386,415
Eli Lilly & Co.	47,958	1,688,121
Endo Pharmaceuticals Holdings, Inc. (a)	6,200	227,788
Forest Laboratories, Inc. (a)	19,413	641,600
King Pharmaceuticals, Inc. (a)	11,205	158,439
Mead Johnson Nutrition Co.	1,431	84,171
Merck & Co., Inc.	136,921	4,967,494
Mylan, Inc. (a)	3,600	73,152
Omnicare, Inc.	2,200	53,064
Pfizer, Inc.	390,422	6,793,343
Watson Pharmaceuticals, Inc. (a)	2,760	128,754

		18,519,834

Pipelines — 0.4%
El Paso Corp.	29,883	396,249
National Fuel Gas Co.	150	8,277
ONEOK, Inc.	4,680	233,158

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Spectra Energy Corp.	9,500	$225,815
The Williams Cos., Inc.	14,551	313,137

		1,176,636

Real Estate — 0.1%
Forest City Enterprises, Inc. Class A (a)	13,700	199,883

Real Estate Investment Trusts (REITS) — 3.4%
Alexandria Real Estate Equities, Inc.	1,700	124,916
AMB Property Corp.	4,500	126,855
Annaly Capital Management, Inc.	26,160	463,294
Apartment Investment & Management Co. Class A	4,979	116,060
AvalonBay Communities, Inc.	3,504	372,510
Boston Properties, Inc.	6,700	577,473
Brandywine Realty Trust	9,500	113,715
BRE Properties, Inc.	3,400	145,962
Camden Property Trust	2,800	138,852
Chimera Investment Corp.	59,200	242,720
CommonWealth	5,167	131,500
Corporate Office Properties Trust	900	31,941
Developers Diversified Realty Corp.	6,500	83,850
Douglas Emmett, Inc.	6,700	120,198
Duke Realty Corp.	8,400	104,748
Equity Residential	12,100	588,423
Essex Property Trust, Inc.	1,100	124,256
Federal Realty Investment Trust	1,200	98,376
General Growth Properties, Inc.	1,900	31,920
HCP, Inc.	12,600	453,726
Health Care, Inc.	5,300	270,830
Hospitality Properties Trust	9,340	213,045
Host Hotels & Resorts, Inc.	30,403	483,104
Kimco Realty Corp.	21,900	377,337
Liberty Property Trust	4,170	139,528
The Macerich Co.	5,582	249,013
Mack-Cali Realty Corp.	3,260	109,471
Nationwide Health Properties, Inc.	5,500	224,565
Piedmont Office Realty Trust, Inc. Class A	4,000	75,480
ProLogis	15,200	207,480
Public Storage	955	94,755
Realty Income Corp.	6,900	236,532
Regency Centers Corp.	5,200	219,336
Senior Housing Properties Trust	7,200	172,008
Simon Property Group, Inc.	3,500	336,070
SL Green Realty Corp.	4,700	308,884
Taubman Centers, Inc.	2,400	111,408
UDR, Inc.	5,100	114,648
Ventas, Inc.	6,400	342,784
Vornado Realty Trust	7,443	650,444
Weingarten Realty Investors	3,200	77,216

		9,205,233

	Number of Shares	Value
Retail — 2.4%
Abercrombie & Fitch Co. Class A	600	$25,716
American Eagle Outfitters, Inc.	2,700	43,227
AutoNation, Inc. (a)	2,540	58,979
BJ’s Wholesale Club, Inc. (a)	2,200	91,806
Brinker International, Inc.	12,289	227,838
CVS Caremark Corp.	42,145	1,269,407
Foot Locker, Inc.	10,548	168,030
GameStop Corp. Class A (a)	13,120	257,939
The Gap, Inc.	2,600	49,426
J.C. Penney Co., Inc.	2,450	76,391
Kohl’s Corp. (a)	1,951	99,891
Lowe’s Cos., Inc.	9,022	192,439
Macy’s, Inc.	23,144	547,124
Office Depot, Inc. (a)	20,900	93,841
RadioShack Corp.	8,614	173,400
Sears Holdings Corp. (a)	3,010	216,660
Signet Jewelers Ltd. (a)	8,504	299,171
Wal-Mart Stores, Inc.	45,500	2,464,735
Walgreen Co.	3,600	121,968

		6,477,988

Savings & Loans — 0.3%
Capitol Federal Financial	3,300	77,220
First Niagara Financial Group, Inc.	9,700	114,945
Hudson City Bancorp, Inc.	17,050	198,633
New York Community Bancorp, Inc.	22,390	379,063
People’s United Financial, Inc.	10,400	128,024
TFS Financial Corp.	300	2,625
Washington Federal, Inc.	2,716	40,821

		941,331

Semiconductors — 1.3%
Advanced Micro Devices, Inc. (a)	14,200	104,086
Atmel Corp. (a)	2,800	24,808
Fairchild Semiconductor International, Inc. (a)	19,900	224,273
Intel Corp.	80,200	1,609,614
Intersil Corp. Class A	900	11,781
KLA-Tencor Corp.	7,000	250,040
LSI Corp. (a)	25,500	133,620
Micron Technology, Inc. (a)	27,777	229,716
National Semiconductor Corp.	4,784	65,541
Novellus Systems, Inc. (a)	7,493	218,870
PMC-Sierra, Inc. (a)	8,100	62,289
Texas Instruments, Inc.	20,898	617,954

		3,552,592

Software — 1.3%
Activision Blizzard, Inc.	26,200	300,514
Broadridge Financial Solutions, Inc.	4,982	109,604
CA, Inc.	3,890	90,287
Compuware Corp. (a)	4,690	46,947

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fidelity National Information Services, Inc.	15,700	$425,470
Fiserv, Inc. (a)	2,652	144,587
Microsoft Corp.	92,687	2,469,181
Novell, Inc. (a)	5,300	31,429

		3,618,019

Telecommunications — 6.8%
Amdocs Ltd. (a)	6,300	193,284
AT&T, Inc.	262,663	7,485,896
CenturyLink, Inc.	15,951	660,052
CommScope, Inc. (a)	5,300	167,798
Corning, Inc.	55,553	1,015,509
EchoStar Corp. (a)	6,300	133,560
Frontier Communications Corp.	23,489	206,233
Leap Wireless International, Inc. (a)	1,700	19,397
Level 3 Communications, Inc. (a)	92,500	89,512
MetroPCS Communications, Inc. (a)	8,400	87,444
Motorola, Inc. (a)	133,734	1,089,932
NII Holdings, Inc. (a)	1,000	41,810
Qwest Communications International, Inc.	101,500	669,900
Sprint Nextel Corp. (a)	125,100	515,412
Telephone & Data Systems, Inc.	5,300	184,599
Tellabs, Inc.	43,100	293,942
US Cellular Corp. (a)	1,330	61,792
Verizon Communications, Inc.	164,344	5,336,250
Virgin Media, Inc.	9,200	233,956
Windstream Corp.	7,162	90,671

		18,576,949

Textiles — 0.1%
Cintas Corp.	6,068	166,688
Mohawk Industries, Inc. (a)	2,630	150,804

		317,492

Toys, Games & Hobbies — 0.1%
Mattel, Inc.	7,300	170,309

Transportation — 1.8%
Alexander & Baldwin, Inc.	2,700	92,961
Con-way, Inc.	700	23,107
CSX Corp.	19,441	1,194,650
FedEx Corp.	3,973	348,512
Frontline Ltd.	1,200	34,500
Kansas City Southern (a)	1,000	43,820
Kirby Corp. (a)	2,500	107,475
Norfolk Southern Corp.	20,200	1,242,098
Ryder System, Inc.	2,951	129,106
Teekay Corp.	1,100	34,980
Union Pacific Corp.	17,187	1,506,956
United Continental Holdings, Inc. (a)	10,432	302,945
UTI Worldwide, Inc.	300	5,766

		5,066,876

	Number of Shares	Value
Trucking & Leasing — 0.0%
GATX Corp.	2,100	$66,486

Water — 0.1%
American Water Works Co., Inc.	4,400	105,072
Aqua America, Inc.	2,100	45,213

		150,285

TOTAL COMMON STOCK (Cost $254,000,626)		273,214,251

TOTAL EQUITIES (Cost $254,000,626)		273,214,251

TOTAL LONG-TERM INVESTMENTS (Cost $254,000,626)		273,214,251

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (b)	$402,952	402,952

TOTAL SHORT-TERM INVESTMENTS (Cost $402,952)		402,952

TOTAL INVESTMENTS — 100.0% (Cost $254,403,578) (c)		273,617,203

Other Assets/(Liabilities) — (0.0)%		(966)

NET ASSETS — 100.0%		$273,616,237

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $402,952. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $414,321.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Advertising — 0.2%
Interpublic Group of Companies, Inc. (a)	1,247	$12,907
Omnicom Group, Inc.	345	15,166

		28,073

Aerospace & Defense — 2.2%
The Boeing Co.	895	63,223
General Dynamics Corp.	493	33,583
Goodrich Corp.	98	8,043
L-3 Communications Holdings, Inc.	247	17,831
Lockheed Martin Corp.	494	35,217
Northrop Grumman Corp.	537	33,944
Raytheon Co.	647	29,814
Rockwell Collins, Inc.	199	12,041
United Technologies Corp.	1,441	107,744

		341,440

Agriculture — 2.0%
Altria Group, Inc.	2,969	75,472
Archer-Daniels-Midland Co.	1,184	39,451
Lorillard, Inc.	299	25,517
Philip Morris International, Inc.	2,896	169,416
Reynolds American, Inc.	197	12,785

		322,641

Airlines — 0.1%
Southwest Airlines Co.	1,327	18,259

Apparel — 0.5%
Nike, Inc. Class B	739	60,184
VF Corp.	244	20,311

		80,495

Auto Manufacturers — 0.6%
Ford Motor Co. (a)	5,273	74,508
Paccar, Inc.	493	25,271

		99,779

Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co. (a)	490	5,008
Johnson Controls, Inc.	442	15,523

		20,531

Banks — 4.6%
Bank of America Corp.	14,921	170,696
Bank of New York Mellon Corp.	1,684	42,201
BB&T Corp.	890	20,835
Capital One Financial Corp.	999	37,233
Comerica, Inc.	198	7,084
Fifth Third Bancorp	1,333	16,742
First Horizon National Corp. (a)	396	3,996
Huntington Bancshares, Inc.	1,100	6,237
KeyCorp	839	6,871

	Number of Shares	Value
M&T Bank Corp.	298	$22,275
Marshall & Ilsley Corp.	841	4,970
Northern Trust Corp.	250	12,408
PNC Financial Services Group, Inc.	1,052	56,703
Regions Financial Corp.	1,578	9,941
State Street Corp.	601	25,098
SunTrust Banks, Inc.	840	21,017
U.S. Bancorp	2,644	63,932
Wells Fargo & Co.	7,610	198,469
Zions Bancorp	298	6,157

		732,865

Beverages — 2.2%
Brown-Forman Corp. Class B	197	11,980
The Coca-Cola Co.	2,906	178,196
Coca-Cola Enterprises, Inc.	441	10,588
Constellation Brands, Inc. Class A (a)	47	927
Dr. Pepper Snapple Group, Inc.	494	18,056
Molson Coors Brewing Co. Class B	297	14,027
PepsiCo, Inc.	1,720	112,316

		346,090

Biotechnology — 1.0%
Amgen, Inc. (a)	1,742	99,625
Biogen Idec, Inc. (a)	349	21,886
Celgene Corp. (a)	201	12,476
Genzyme Corp. (a)	199	14,354
Life Technologies Corp. (a)	172	8,631

		156,972

Building Materials — 0.1%
Masco Corp.	842	8,976

Chemicals — 1.9%
Air Products & Chemicals, Inc.	197	16,739
Airgas, Inc.	99	7,022
CF Industries Holdings, Inc.	99	12,130
The Dow Chemical Co.	1,584	48,835
Eastman Chemical Co.	94	7,386
Ecolab, Inc.	242	11,935
EI du Pont de Nemours & Co.	1,482	70,069
International Flavors & Fragrances, Inc.	199	9,982
Monsanto Co.	206	12,241
PPG Industries, Inc.	497	38,120
Praxair, Inc.	341	31,147
The Sherwin-Williams Co.	265	19,337
Sigma-Aldrich Corp.	198	12,557

		297,500

Coal — 0.2%
CONSOL Energy, Inc.	99	3,639
Massey Energy Co.	99	4,165
Peabody Energy Corp.	295	15,606

		23,410

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 1.6%
Apollo Group, Inc. Class A (a)	398	$14,917
Automatic Data Processing, Inc.	491	21,810
DeVry, Inc.	99	4,738
Donnelley (R.R.) & Sons Co.	934	17,232
Equifax, Inc.	149	4,937
H&R Block, Inc.	2,494	29,404
Iron Mountain, Inc.	98	2,136
MasterCard, Inc. Class A	69	16,564
McKesson Corp.	394	25,996
Monster Worldwide, Inc. (a)	100	1,806
Moody’s Corp.	397	10,743
Paychex, Inc.	190	5,263
Quanta Services, Inc. (a)	297	5,839
Robert Half International, Inc.	197	5,341
SAIC, Inc. (a)	395	6,138
Total System Services, Inc.	989	15,438
Visa, Inc. Class A	390	30,486
Western Union Co.	1,534	26,999

		245,787

Computers — 6.4%
Apple, Inc. (a)	1,288	387,521
Cognizant Technology Solutions Corp. Class A (a)	295	19,231
Computer Sciences Corp.	501	24,574
Dell, Inc. (a)	2,510	36,094
EMC Corp. (a)	2,794	58,702
Hewlett-Packard Co.	2,395	100,734
International Business Machines Corp.	1,964	282,030
Lexmark International, Inc. Class A (a)	648	24,643
NetApp, Inc. (a)	542	28,861
SanDisk Corp. (a)	734	27,584
Teradata Corp. (a)	287	11,296
Western Digital Corp. (a)	285	9,126

		1,010,396

Cosmetics & Personal Care — 2.0%
Avon Products, Inc.	393	11,967
Colgate-Palmolive Co.	539	41,568
The Estee Lauder Cos., Inc. Class A	195	13,878
The Procter & Gamble Co.	4,025	255,869

		323,282

Distribution & Wholesale — 0.2%
Fastenal Co.	199	10,245
Genuine Parts Co.	197	9,428
W.W. Grainger, Inc.	99	12,279

		31,952

Diversified Financial — 4.9%
American Express Co.	1,774	73,550
Ameriprise Financial, Inc.	404	20,883
The Charles Schwab Corp.	297	4,574
Citigroup, Inc. (a)	28,580	119,179

	Number of Shares	Value
CME Group, Inc.	91	$26,358
Discover Financial Services	1,038	18,321
E*TRADE Financial Corp. (a)	98	1,401
Federated Investors, Inc. Class B	198	4,932
Franklin Resources, Inc.	198	22,711
The Goldman Sachs Group, Inc.	586	94,317
IntercontinentalExchange, Inc. (a)	99	11,372
Invesco Ltd.	593	13,639
JP Morgan Chase & Co.	6,581	247,643
Legg Mason, Inc.	198	6,144
Morgan Stanley	2,112	52,525
The NASDAQ OMX Group, Inc. (a)	198	4,162
NYSE Euronext	502	15,381
SLM Corp. (a)	1,778	21,158
T. Rowe Price Group, Inc.	197	10,888

		769,138

Electric — 3.3%
The AES Corp. (a)	782	9,337
Allegheny Energy, Inc.	725	16,820
Ameren Corp.	392	11,360
American Electric Power Co., Inc.	642	24,036
CenterPoint Energy, Inc.	387	6,409
CMS Energy Corp.	671	12,333
Consolidated Edison, Inc.	345	17,153
Constellation Energy Group, Inc.	507	15,332
Dominion Resources, Inc.	1,087	47,241
DTE Energy Co.	345	16,132
Duke Energy Corp.	1,911	34,799
Edison International	493	18,192
Entergy Corp.	297	22,135
Exelon Corp.	986	40,249
FirstEnergy Corp.	494	17,942
Integrys Energy Group, Inc.	399	21,223
NextEra Energy, Inc.	498	27,410
Northeast Utilities	197	6,162
NRG Energy, Inc. (a)	900	17,919
Pepco Holdings, Inc.	499	9,611
PG&E Corp.	195	9,325
Pinnacle West Capital Corp.	197	8,109
PPL Corp.	488	13,127
Progress Energy, Inc.	297	13,365
Public Service Enterprise Group, Inc.	689	22,289
SCANA Corp.	198	8,086
The Southern Co.	1,049	39,726
TECO Energy, Inc.	395	6,948
Wisconsin Energy Corp.	99	5,894
Xcel Energy, Inc.	445	10,618

		529,282

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	1,234	67,746
Molex, Inc.	89	1,807

		69,553

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 0.3%
Agilent Technologies, Inc. (a)	395	$13,746
Amphenol Corp. Class A	99	4,963
FLIR Systems, Inc. (a)	99	2,756
Jabil Circuit, Inc.	282	4,326
PerkinElmer, Inc.	246	5,768
Waters Corp. (a)	199	14,752

		46,311

Engineering & Construction — 0.1%
Fluor Corp.	297	14,313
Jacobs Engineering Group, Inc. (a)	197	7,606

		21,919

Entertainment — 0.1%
International Game Technology	567	8,839

Environmental Controls — 0.4%
Republic Services, Inc.	763	22,745
Stericycle, Inc. (a)	99	7,102
Waste Management, Inc.	1,087	38,828

		68,675

Foods — 2.1%
Campbell Soup Co.	402	14,572
ConAgra Foods, Inc.	810	18,217
Dean Foods Co. (a)	195	2,028
General Mills, Inc.	788	29,582
H.J. Heinz Co.	393	19,300
The Hershey Co.	355	17,569
Hormel Foods Corp.	198	9,092
The J.M. Smucker Co.	199	12,792
Kellogg Co.	198	9,951
Kraft Foods, Inc. Class A	2,369	76,448
The Kroger Co.	994	21,868
McCormick & Co., Inc.	198	8,756
Safeway, Inc.	591	13,534
Sara Lee Corp.	1,124	16,107
SUPERVALU, Inc.	593	6,398
Sysco Corp.	489	14,406
Tyson Foods, Inc. Class A	1,696	26,373
Whole Foods Market, Inc. (a)	195	7,751

		324,744

Forest Products & Paper — 0.4%
International Paper Co.	1,034	26,140
MeadWestvaco Corp.	284	7,307
Plum Creek Timber Co., Inc.	198	7,294
Weyerhaeuser Co.	1,085	17,599

		58,340

Gas — 0.2%
Nicor, Inc.	99	4,715
NiSource, Inc.	385	6,664
Sempra Energy	295	15,777

		27,156

	Number of Shares	Value
Hand & Machine Tools — 0.1%
Snap-on, Inc.	99	$5,049
Stanley Black & Decker, Inc.	124	7,684

		12,733

Health Care – Products — 2.8%
Baxter International, Inc.	591	30,082
Becton, Dickinson & Co.	397	29,981
Boston Scientific Corp. (a)	1,391	8,875
C.R. Bard, Inc.	99	8,229
CareFusion Corp. (a)	389	9,390
Intuitive Surgical, Inc. (a)	51	13,410
Johnson & Johnson	3,841	244,557
Medtronic, Inc.	934	32,886
St. Jude Medical, Inc. (a)	299	11,452
Stryker Corp.	541	26,774
Varian Medical Systems, Inc. (a)	199	12,581
Zimmer Holdings, Inc. (a)	297	14,090

		442,307

Health Care – Services — 1.6%
Aetna, Inc.	691	20,633
CIGNA Corp.	642	22,592
Coventry Health Care, Inc. (a)	887	20,773
DaVita, Inc. (a)	99	7,103
Humana, Inc. (a)	448	26,114
Laboratory Corporation of America Holdings (a)	98	7,969
Quest Diagnostics, Inc.	97	4,767
Tenet Healthcare Corp. (a)	674	2,939
Thermo Fisher Scientific, Inc. (a)	491	25,247
UnitedHealth Group, Inc.	2,175	78,409
WellPoint, Inc. (a)	690	37,495

		254,041

Holding Company – Diversified — 0.1%
Leucadia National Corp. (a)	297	7,550

Home Builders — 0.1%
D.R. Horton, Inc.	541	5,648
Lennar Corp. Class A	198	2,873
Pulte Group, Inc. (a)	226	1,774

		10,295

Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	99	3,322
Whirlpool Corp.	198	15,014

		18,336

Household Products — 0.5%
Avery Dennison Corp.	547	19,883
The Clorox Co.	149	9,916
Fortune Brands, Inc.	149	8,053
Kimberly-Clark Corp.	690	43,705

		81,557

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Housewares — 0.1%
Newell Rubbermaid, Inc.	857	$15,126

Insurance — 4.8%
ACE Ltd.	700	41,594
Aflac, Inc.	690	38,564
The Allstate Corp.	938	28,600
American International Group, Inc. (a)	202	8,486
Aon Corp.	349	13,873
Assurant, Inc.	936	37,009
Berkshire Hathaway, Inc. Class B (a)	2,603	207,095
The Chubb Corp.	689	39,976
Cincinnati Financial Corp.	293	8,626
Genworth Financial, Inc. Class A (a)	889	10,081
The Hartford Financial Services Group, Inc.	490	11,750
Lincoln National Corp.	842	20,612
Loews Corp.	593	23,412
Marsh & McLennan Cos., Inc.	591	14,763
MetLife, Inc.	1,597	64,407
Principal Financial Group, Inc.	593	15,916
The Progressive Corp.	987	20,885
Prudential Financial, Inc.	878	46,165
Torchmark Corp.	414	23,714
The Travelers Cos., Inc.	982	54,206
Unum Group	593	13,295
XL Group PLC	886	18,739

		761,768

Internet — 2.0%
Akamai Technologies, Inc. (a)	97	5,012
Amazon.com, Inc. (a)	94	15,523
eBay, Inc. (a)	582	17,349
Expedia, Inc.	291	8,425
Google, Inc. Class A (a)	311	190,640
McAfee, Inc. (a)	297	14,048
Priceline.com, Inc. (a)	63	23,739
Symantec Corp. (a)	890	14,400
VeriSign, Inc. (a)	342	11,885
Yahoo!, Inc. (a)	984	16,246

		317,267

Iron & Steel — 0.2%
AK Steel Holding Corp.	198	2,493
Allegheny Technologies, Inc.	98	5,164
Cliffs Natural Resources, Inc.	198	12,910
Nucor Corp.	243	9,287
United States Steel Corp.	98	4,193

		34,047

Leisure Time — 0.2%
Carnival Corp.	498	21,499
Harley-Davidson, Inc.	394	12,088

		33,587

	Number of Shares	Value
Lodging — 0.4%
Marriott International, Inc. Class A	298	$11,041
Starwood Hotels & Resorts Worldwide, Inc.	298	16,133
Wyndham Worldwide Corp.	597	17,164
Wynn Resorts Ltd.	99	10,610

		54,948

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	1,082	85,045

Machinery – Diversified — 0.9%
Cummins, Inc.	325	28,632
Deere & Co.	594	45,619
Eaton Corp.	346	30,735
Flowserve Corp.	99	9,900
Rockwell Automation, Inc.	297	18,524
Roper Industries, Inc.	99	6,874

		140,284

Manufacturing — 4.1%
3M Co.	1,085	91,379
Danaher Corp.	692	30,005
Dover Corp.	295	15,664
Eastman Kodak Co. (a)	1,346	6,340
General Electric Co.	19,739	316,219
Honeywell International, Inc.	1,286	60,583
Illinois Tool Works, Inc.	618	28,243
ITT Corp.	245	11,561
Leggett & Platt, Inc.	433	8,824
Pall Corp.	198	8,449
Parker Hannifin Corp.	297	22,735
Textron, Inc.	980	20,404
Tyco International Ltd.	800	30,624

		651,030

Media — 3.4%
CBS Corp. Class B	1,086	18,386
Comcast Corp. Class A	4,439	91,355
DIRECTV Class A (a)	1,177	51,152
Discovery Communications, Inc. Series A (a)	300	13,383
Gannett Co., Inc.	2,153	25,513
The McGraw-Hill Cos., Inc.	593	22,326
Meredith Corp.	797	27,058
The New York Times Co. Class A (a)	1,629	12,494
News Corp. Class A	3,654	52,837
Scripps Networks Interactive Class A	99	5,038
Time Warner Cable, Inc.	538	31,134
Time Warner, Inc.	2,139	69,539
Viacom, Inc. Class B	688	26,550
The Walt Disney Co.	2,273	82,078
The Washington Post Co. Class B	37	14,880

		543,723

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mining — 1.0%
Alcoa, Inc.	1,671	$21,940
Freeport-McMoRan Copper & Gold, Inc.	828	78,395
Newmont Mining Corp.	723	44,009
Titanium Metals Corp. (a)	398	7,825
Vulcan Materials Co.	99	3,614

		155,783

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	395	8,666
Xerox Corp.	3,140	36,738

		45,404

Oil & Gas — 8.5%
Anadarko Petroleum Corp.	257	15,823
Apache Corp.	497	50,207
Cabot Oil & Gas Corp.	99	2,869
Chesapeake Energy Corp.	642	13,931
Chevron Corp.	3,496	288,805
ConocoPhillips	2,860	169,884
Denbury Resources, Inc. (a)	99	1,685
Devon Energy Corp.	646	42,003
Diamond Offshore Drilling, Inc.	99	6,550
EOG Resources, Inc.	99	9,476
Exxon Mobil Corp.	6,945	461,634
Helmerich & Payne, Inc.	200	8,556
Hess Corp.	295	18,594
Marathon Oil Corp.	1,106	39,340
Murphy Oil Corp.	297	19,353
Nabors Industries Ltd. (a)	593	12,394
Noble Energy, Inc.	198	16,133
Occidental Petroleum Corp.	982	77,215
Pioneer Natural Resources Co.	99	6,910
QEP Resources, Inc.	197	6,507
Range Resources Corp.	99	3,702
Rowan Companies, Inc. (a)	587	19,312
Southwestern Energy Co. (a)	200	6,770
Sunoco, Inc.	817	30,613
Tesoro Corp.	190	2,462
Valero Energy Corp.	1,267	22,743

		1,353,471

Oil & Gas Services — 1.1%
Baker Hughes, Inc.	134	6,208
Cameron International Corp. (a)	195	8,531
FMC Technologies, Inc. (a)	97	6,994
Halliburton Co.	1,880	59,897
National Oilwell Varco, Inc.	933	50,158
Schlumberger Ltd.	689	48,154

		179,942

Packaging & Containers — 0.3%
Ball Corp.	199	12,808
Bemis Co., Inc.	258	8,194

	Number of Shares	Value
Owens-IIlinois, Inc. (a)	297	$8,325
Pactiv Corp. (a)	97	3,218
Sealed Air Corp.	944	21,854

		54,399

Pharmaceuticals — 5.9%
Abbott Laboratories	2,268	116,394
Allergan, Inc.	350	25,343
AmerisourceBergen Corp.	491	16,115
Bristol-Myers Squibb Co.	3,458	93,020
Cardinal Health, Inc.	790	27,405
Cephalon, Inc. (a)	352	23,387
DENTSPLY International, Inc.	99	3,108
Eli Lilly & Co.	2,527	88,950
Express Scripts, Inc. (a)	496	24,066
Forest Laboratories, Inc. (a)	936	30,935
Gilead Sciences, Inc. (a)	997	39,551
Hospira, Inc. (a)	197	11,718
King Pharmaceuticals, Inc. (a)	487	6,886
Mead Johnson Nutrition Co.	98	5,764
Medco Health Solutions, Inc. (a)	450	23,639
Merck & Co., Inc.	4,569	165,763
Mylan, Inc. (a)	494	10,038
Patterson Cos., Inc.	199	5,502
Pfizer, Inc.	12,592	219,101
Watson Pharmaceuticals, Inc. (a)	98	4,572

		941,257

Pipelines — 0.4%
El Paso Corp.	1,490	19,757
ONEOK, Inc.	200	9,964
Spectra Energy Corp.	341	8,106
The Williams Cos., Inc.	989	21,283

		59,110

Real Estate — 0.0%
CB Richard Ellis Group, Inc. Class A (a)	195	3,578

Real Estate Investment Trusts (REITS) — 1.3%
Apartment Investment & Management Co. Class A	513	11,958
AvalonBay Communities, Inc.	102	10,844
Boston Properties, Inc.	198	17,065
Equity Residential	445	21,640
HCP, Inc.	398	14,332
Health Care, Inc.	257	13,133
Host Hotels & Resorts, Inc.	1,012	16,081
Kimco Realty Corp.	834	14,370
ProLogis	585	7,985
Public Storage	98	9,723
Simon Property Group, Inc.	307	29,478
Ventas, Inc.	298	15,961
Vornado Realty Trust	202	17,653

		200,223

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 6.5%
Abercrombie & Fitch Co. Class A	194	$8,315
AutoNation, Inc. (a)	185	4,296
AutoZone, Inc. (a)	94	22,337
Bed Bath & Beyond, Inc. (a)	294	12,907
Best Buy Co., Inc.	490	21,060
Big Lots, Inc. (a)	688	21,583
CarMax, Inc. (a)	500	15,495
Coach, Inc.	590	29,500
Costco Wholesale Corp.	538	33,770
CVS Caremark Corp.	1,587	47,800
Darden Restaurants, Inc.	199	9,096
Family Dollar Stores, Inc.	547	25,255
GameStop Corp. Class A (a)	961	18,893
The Gap, Inc.	685	13,022
The Home Depot, Inc.	2,263	69,881
J.C. Penney Co., Inc.	93	2,900
Kohl’s Corp. (a)	294	15,053
Limited Brands, Inc.	889	26,128
Lowe’s Cos., Inc.	1,874	39,972
Macy’s, Inc.	1,060	25,058
McDonald’s Corp.	1,234	95,968
Nordstrom, Inc.	195	7,510
O’Reilly Automotive, Inc. (a)	99	5,792
Office Depot, Inc. (a)	1,348	6,053
Polo Ralph Lauren Corp.	98	9,494
RadioShack Corp.	868	17,473
Ross Stores, Inc.	295	17,402
Sears Holdings Corp. (a)	99	7,126
Staples, Inc.	685	14,022
Starbucks Corp.	1,182	33,663
Target Corp.	1,386	71,989
Tiffany & Co.	197	10,441
The TJX Cos., Inc.	891	40,888
Wal-Mart Stores, Inc.	3,269	177,082
Walgreen Co.	1,023	34,659
Yum! Brands, Inc.	391	19,378

		1,031,261

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	1,185	13,805
People’s United Financial, Inc.	293	3,607

		17,412

Semiconductors — 2.7%
Advanced Micro Devices, Inc. (a)	1,167	8,554
Altera Corp.	704	21,972
Analog Devices, Inc.	545	18,350
Applied Materials, Inc.	1,976	24,423
Broadcom Corp. Class A	393	16,011
Intel Corp.	8,510	170,796
KLA-Tencor Corp.	389	13,895
Linear Technology Corp.	393	12,666
LSI Corp. (a)	972	5,093

	Number of Shares	Value
MEMC Electronic Materials, Inc. (a)	198	$2,538
Microchip Technology, Inc.	297	9,557
Micron Technology, Inc. (a)	1,350	11,164
National Semiconductor Corp.	695	9,522
Novellus Systems, Inc. (a)	813	23,748
NVIDIA Corp. (a)	86	1,035
QLogic Corp. (a)	394	6,923
Teradyne, Inc. (a)	874	9,824
Texas Instruments, Inc.	1,668	49,323
Xilinx, Inc.	595	15,952

		431,346

Software — 3.8%
Adobe Systems, Inc. (a)	739	20,803
Autodesk, Inc. (a)	497	17,982
BMC Software, Inc. (a)	246	11,183
CA, Inc.	599	13,903
Citrix Systems, Inc. (a)	143	9,162
Compuware Corp. (a)	397	3,974
Dun & Bradstreet Corp.	99	7,367
Electronic Arts, Inc. (a)	198	3,138
Fidelity National Information Services, Inc.	400	10,840
Fiserv, Inc. (a)	239	13,030
Intuit, Inc. (a)	545	26,160
Microsoft Corp.	9,669	257,582
Novell, Inc. (a)	394	2,336
Oracle Corp.	5,754	169,168
Red Hat, Inc. (a)	197	8,325
Salesforce.com, Inc. (a)	199	23,098

		598,051

Telecommunications — 5.7%
American Tower Corp. Class A (a)	166	8,567
AT&T, Inc.	8,371	238,574
CenturyLink, Inc.	577	23,876
Cisco Systems, Inc. (a)	6,374	145,518
Corning, Inc.	2,478	45,298
Frontier Communications Corp.	1,697	14,900
Harris Corp.	395	17,850
JDS Uniphase Corp. (a)	389	4,088
Juniper Networks, Inc. (a)	531	17,199
MetroPCS Communications, Inc. (a)	771	8,026
Motorola, Inc. (a)	4,840	39,446
QUALCOMM, Inc.	1,920	86,650
Qwest Communications International, Inc.	2,737	18,064
Sprint Nextel Corp. (a)	4,250	17,510
Tellabs, Inc.	4,491	30,629
Verizon Communications, Inc.	5,579	181,150
Windstream Corp.	433	5,482

		902,827

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Textiles — 0.0%
Cintas Corp.	195	$5,357

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	149	6,891
Mattel, Inc.	494	11,525

		18,416

Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	97	6,837
CSX Corp.	651	40,004
Expeditors International of Washington, Inc.	97	4,788
FedEx Corp.	251	22,018
Norfolk Southern Corp.	593	36,464
Ryder System, Inc.	398	17,412
Union Pacific Corp.	590	51,731
United Parcel Service, Inc. Class B	1,677	112,929

		292,183

TOTAL COMMON STOCK (Cost $14,187,571)		15,766,069

TOTAL EQUITIES (Cost $14,187,571)		15,766,069

TOTAL LONG-TERM INVESTMENTS (Cost $14,187,571)		15,766,069

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (b)	$134,532	134,532

TOTAL SHORT-TERM INVESTMENTS (Cost $134,532)		134,532

TOTAL INVESTMENTS — 100.3% (Cost $14,322,103) (c)		15,900,601

Other Assets/(Liabilities) — (0.3)%		(51,575)

NET ASSETS — 100.0%		$15,849,026

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $134,532. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $138,114.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Aerospace & Defense — 1.6%
The Boeing Co.	40,670	$2,872,929

Agriculture — 4.3%
Philip Morris International, Inc.	135,300	7,915,050

Auto Manufacturers — 3.4%
Ford Motor Co. (a)	439,080	6,204,200

Banks — 6.9%
Bank of America Corp.	309,800	3,544,112
Marshall & Ilsley Corp.	65,780	388,760
State Street Corp.	86,870	3,627,691
Wells Fargo & Co.	190,630	4,971,630

		12,532,193

Biotechnology — 2.2%
Celgene Corp. (a)	46,630	2,894,324
Human Genome Sciences, Inc. (a)	44,290	1,190,515

		4,084,839

Chemicals — 1.6%
Praxair, Inc.	31,630	2,889,084

Commercial Services — 0.4%
Verisk Analytics, Inc. Class A (a)	24,410	727,662

Computers — 4.7%
Apple, Inc. (a)	25,240	7,593,959
Western Digital Corp. (a)	33,020	1,057,300

		8,651,259

Diversified Financial — 7.1%
CIT Group, Inc. (a)	154,120	6,678,020
Citigroup, Inc. (a)	992,220	4,137,557
The Goldman Sachs Group, Inc.	13,280	2,137,416

		12,952,993

Electric — 3.1%
The AES Corp. (a)	468,790	5,597,353

Engineering & Construction — 1.0%
KBR, Inc.	73,480	1,866,392

Environmental Controls — 1.7%
Republic Services, Inc.	107,440	3,202,786

Foods — 2.8%
General Mills, Inc.	112,120	4,208,985
Sara Lee Corp.	58,940	844,610

		5,053,595

Health Care – Products — 1.1%
Medtronic, Inc.	56,550	1,991,126

Health Care – Services — 1.7%
WellPoint, Inc. (a)	58,200	3,162,588

	Number of Shares	Value
Insurance — 3.4%
Aflac, Inc.	66,040	$3,690,975
The Progressive Corp.	115,810	2,450,540

		6,141,515

Internet — 8.3%
Check Point Software Technologies Ltd. (a)	74,840	3,199,410
eBay, Inc. (a)	230,480	6,870,609
Google, Inc. Class A (a)	8,330	5,106,207

		15,176,226

Lodging — 1.5%
Hyatt Hotels Corp. Class A (a)	66,130	2,665,039

Manufacturing — 3.4%
General Electric Co.	121,490	1,946,270
Tyco International Ltd.	113,170	4,332,147

		6,278,417

Media — 3.2%
The McGraw-Hill Cos., Inc.	112,540	4,237,131
Time Warner Cable, Inc.	7,590	439,233
The Washington Post Co. Class B	2,927	1,177,093

		5,853,457

Metal Fabricate & Hardware — 1.5%
Precision Castparts Corp.	20,120	2,747,990

Oil & Gas — 8.0%
Chevron Corp.	80,860	6,679,844
Noble Energy, Inc.	25,770	2,099,740
Occidental Petroleum Corp.	75,520	5,938,138

		14,717,722

Pharmaceuticals — 8.5%
Abbott Laboratories	73,470	3,770,481
Express Scripts, Inc. (a)	39,140	1,899,073
Mead Johnson Nutrition Co.	51,810	3,047,464
Merck & Co., Inc.	118,920	4,314,418
Perrigo Co.	8,230	542,192
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	39,030	2,025,657

		15,599,285

Pipelines — 2.3%
Enterprise Products Partners LP	61,030	2,615,136
Plains All American Pipeline LP	26,410	1,666,471

		4,281,607

Retail — 4.6%
AutoZone, Inc. (a)	9,930	2,359,666
McDonald’s Corp.	65,190	5,069,826
Target Corp.	17,310	899,082

		8,328,574

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 0.9%
Marvell Technology Group Ltd. (a)	81,510	$1,573,958

Software — 2.3%
Microsoft Corp.	156,360	4,165,430

Telecommunications — 5.0%
America Movil SAB de CV Series L ADR (Mexico)	67,610	3,871,348
QUALCOMM, Inc.	117,760	5,314,509

		9,185,857

Transportation — 1.3%
United Parcel Service, Inc. Class B	35,470	2,388,550

TOTAL COMMON STOCK (Cost $152,033,420)		178,807,676

TOTAL EQUITIES (Cost $152,033,420)		178,807,676

TOTAL LONG-TERM INVESTMENTS (Cost $152,033,420)		178,807,676

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (b)	$4,574,668	4,574,668

TOTAL SHORT-TERM INVESTMENTS (Cost $4,574,668)		4,574,668

TOTAL INVESTMENTS — 100.3% (Cost $156,608,088) (c)		183,382,344

Other Assets/(Liabilities) — (0.3)%		(500,144)

NET ASSETS — 100.0%		$182,882,200

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,574,672. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $4,667,403.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Aerospace & Defense — 2.6%
Goodrich Corp.	111,240	$9,129,468
United Technologies Corp.	93,100	6,961,087

		16,090,555

Apparel — 1.3%
Nike, Inc. Class B	99,020	8,064,189

Banks — 2.2%
U.S. Bancorp	303,970	7,349,995
Wells Fargo & Co.	250,600	6,535,648

		13,885,643

Beverages — 2.4%
PepsiCo, Inc.	236,720	15,457,816

Biotechnology — 2.7%
Amgen, Inc. (a)	143,450	8,203,906
Celgene Corp. (a)	141,689	8,794,636

		16,998,542

Chemicals — 2.5%
Ecolab, Inc.	132,750	6,547,230
Praxair, Inc.	104,240	9,521,282

		16,068,512

Commercial Services — 1.7%
Visa, Inc. Class A	137,110	10,717,889

Computers — 8.4%
Apple, Inc. (a)	104,812	31,534,786
Cognizant Technology Solutions Corp. Class A (a)	118,930	7,753,047
Hewlett-Packard Co.	159,490	6,708,149
International Business Machines Corp.	48,860	7,016,296

		53,012,278

Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	109,780	8,466,234

Diversified Financial — 4.6%
BM&F BOVESPA SA	736,810	6,180,928
CME Group, Inc.	16,390	4,747,363
Credit Suisse Group	185,064	7,643,106
IntercontinentalExchange, Inc. (a)	40,270	4,625,815
JP Morgan Chase & Co.	148,240	5,578,271

		28,775,483

Electrical Components & Equipment — 1.7%
Emerson Electric Co.	200,770	11,022,273

Electronics — 0.6%
Mettler-Toledo International, Inc. (a)	31,370	4,095,667

	Number of Shares	Value
Engineering & Construction — 1.1%
ABB Ltd. (a)	332,221	$6,878,674

Foods — 4.9%
Danone SA	130,530	8,242,367
General Mills, Inc.	203,767	7,649,413
Nestle SA	163,685	8,962,891
Unilever NV	204,160	6,046,663

		30,901,334

Health Care – Products — 2.2%
Baxter International, Inc.	150,160	7,643,144
Stryker Corp.	121,150	5,995,713

		13,638,857

Health Care – Services — 1.6%
Thermo Fisher Scientific, Inc. (a)	192,250	9,885,495

Internet — 8.1%
Akamai Technologies, Inc. (a)	159,410	8,236,715
Amazon.com, Inc. (a)	53,778	8,880,899
eBay, Inc. (a)	316,993	9,449,561
Google, Inc. Class A (a)	40,380	24,752,536

		51,319,711

Machinery – Construction & Mining — 2.7%
Caterpillar, Inc.	108,710	8,544,606
Joy Global, Inc.	117,150	8,311,792

		16,856,398

Manufacturing — 2.7%
Danaher Corp.	167,950	7,282,312
Parker Hannifin Corp.	129,760	9,933,128

		17,215,440

Media — 2.1%
The McGraw-Hill Cos., Inc.	137,560	5,179,134
The Walt Disney Co.	225,670	8,148,944

		13,328,078

Mining — 1.1%
Barrick Gold Corp.	147,450	7,090,870

Oil & Gas — 4.5%
ConocoPhillips	155,900	9,260,460
EOG Resources, Inc.	71,930	6,885,139
Occidental Petroleum Corp.	156,603	12,313,694

		28,459,293

Oil & Gas Services — 2.6%
Halliburton Co.	222,980	7,104,143
Schlumberger Ltd.	132,996	9,295,090

		16,399,233

Pharmaceuticals — 7.8%
Allergan, Inc.	159,792	11,570,539
Bristol-Myers Squibb Co.	300,720	8,089,368
Express Scripts, Inc. (a)	133,320	6,468,687

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Medco Health Solutions, Inc. (a)	128,810	$6,766,389
Novo Nordisk A/S Class B	91,792	9,626,529
Roche Holding AG	45,675	6,699,276

		49,220,788

Retail — 8.5%
Bed Bath & Beyond, Inc. (a)	145,570	6,390,523
Coach, Inc.	159,860	7,993,000
McDonald’s Corp.	137,470	10,691,042
Polo Ralph Lauren Corp.	66,241	6,417,428
Target Corp.	91,280	4,741,083
The TJX Cos., Inc.	151,220	6,939,486
Wal-Mart Stores, Inc.	187,970	10,182,335

		53,354,897

Semiconductors — 1.8%
Broadcom Corp. Class A	273,868	11,157,382

Software — 4.5%
Adobe Systems, Inc. (a)	186,316	5,244,795
Oracle Corp.	561,790	16,516,626
VMware, Inc. Class A (a)	86,340	6,601,557

		28,362,978

Telecommunications — 9.6%
Cisco Systems, Inc. (a)	555,840	12,689,827
Corning, Inc.	433,690	7,927,853
Juniper Networks, Inc. (a)	337,370	10,927,414
NII Holdings, Inc. (a)	176,966	7,398,949
QUALCOMM, Inc.	480,170	21,670,072

		60,614,115

Transportation — 2.2%
Union Pacific Corp.	86,860	7,615,885
United Parcel Service, Inc. Class B	96,650	6,508,411

		14,124,296

TOTAL COMMON STOCK (Cost $532,352,221)		631,462,920

TOTAL EQUITIES (Cost $532,352,221)		631,462,920

TOTAL LONG-TERM INVESTMENTS (Cost $532,352,221)		631,462,920

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (b)	$1,241,606	$1,241,606

TOTAL SHORT-TERM INVESTMENTS (Cost $1,241,606)		1,241,606

TOTAL INVESTMENTS — 100.2% (Cost $533,593,827) (c)		632,704,526

Other Assets/(Liabilities) — (0.2)%		(1,374,140)

NET ASSETS — 100.0%		$631,330,386

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $1,241,607. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $1,267,638.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Advertising — 0.3%
Interpublic Group of Companies, Inc. (a)	23,200	$240,120
Omnicom Group, Inc.	6,093	267,848

		507,968

Aerospace & Defense — 2.3%
Alliant Techsystems, Inc. (a)	1,000	76,240
The Boeing Co.	16,200	1,144,368
Goodrich Corp.	860	70,580
Lockheed Martin Corp.	9,544	680,392
Rockwell Collins, Inc.	3,680	222,677
Spirit AeroSystems Holdings, Inc. Class A (a)	700	15,148
TransDigm Group, Inc. (a)	3,100	205,437
United Technologies Corp.	26,748	1,999,948

		4,414,790

Agriculture — 2.1%
Altria Group, Inc.	36,970	939,777
Philip Morris International, Inc.	51,815	3,031,178

		3,970,955

Airlines — 0.3%
AMR Corp. (a)	6,600	52,008
Copa Holdings SA Class A	1,200	60,876
Delta Air Lines, Inc. (a)	25,600	355,584
Southwest Airlines Co.	9,311	128,119

		596,587

Apparel — 0.6%
Nike, Inc. Class B	13,176	1,073,053

Auto Manufacturers — 1.4%
Ford Motor Co. (a)	110,538	1,561,902
Navistar International Corp. (a)	3,700	178,266
Oshkosh Corp. (a)	8,000	236,080
Paccar, Inc.	12,600	645,876

		2,622,124

Automotive & Parts — 0.8%
Autoliv, Inc.	2,700	192,510
BorgWarner, Inc. (a)	2,440	136,908
Federal-Mogul Corp. (a)	5,600	111,048
The Goodyear Tire & Rubber Co. (a)	8,900	90,958
Johnson Controls, Inc.	12,024	422,283
Lear Corp. (a)	2,300	203,320
TRW Automotive Holdings Corp. (a)	4,200	191,898
WABCO Holdings, Inc. (a)	4,100	190,322

		1,539,247

	Number of Shares	Value
Banks — 0.2%
Bank of Hawaii Corp.	6,900	$298,011
Northern Trust Corp.	2,726	135,291

		433,302

Beverages — 2.6%
Brown-Forman Corp. Class B	3,225	196,112
The Coca-Cola Co.	45,225	2,773,197
Coca-Cola Enterprises, Inc.	6,600	158,466
Dr. Pepper Snapple Group, Inc.	4,700	171,785
Green Mountain Coffee Roasters, Inc. (a)	300	9,897
Hansen Natural Corp. (a)	1,400	71,694
PepsiCo, Inc.	24,123	1,575,232

		4,956,383

Biotechnology — 0.8%
Alexion Pharmaceuticals, Inc. (a)	1,100	75,130
Celgene Corp. (a)	9,132	566,823
Charles River Laboratories International, Inc. (a)	1,400	45,878
Dendreon Corp. (a)	200	7,300
Genzyme Corp. (a)	5,129	369,955
Human Genome Sciences, Inc. (a)	200	5,376
Illumina, Inc. (a)	2,400	130,344
Life Technologies Corp. (a)	3,145	157,816
Myriad Genetics, Inc. (a)	3,500	69,755
Vertex Pharmaceuticals, Inc. (a)	500	19,165

		1,447,542

Building Materials — 0.2%
Armstrong World Industries, Inc. (a)	3,800	158,650
Eagle Materials, Inc.	2,300	53,958
Lennox International, Inc.	1,410	57,824
Martin Marietta Materials, Inc.	500	40,240
Masco Corp.	900	9,594
Owens Corning, Inc. (a)	4,900	132,496
USG Corp. (a)	500	6,340

		459,102

Chemicals — 2.5%
Air Products & Chemicals, Inc.	6,030	512,369
Airgas, Inc.	1,800	127,674
Albemarle Corp.	3,500	175,455
Ashland, Inc.	2,900	149,727
Celanese Corp. Series A	4,090	145,809
CF Industries Holdings, Inc.	814	99,740
Ecolab, Inc.	5,515	272,000
EI du Pont de Nemours & Co.	11,300	534,264
FMC Corp.	700	51,170
International Flavors & Fragrances, Inc.	2,900	145,464
The Lubrizol Corp.	3,200	327,968

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Monsanto Co.	4,418	$262,518
The Mosaic Co.	3,500	256,060
PPG Industries, Inc.	3,800	291,460
Praxair, Inc.	9,057	827,266
RPM International, Inc.	4,400	91,124
The Sherwin-Williams Co.	2,823	205,994
Sigma-Aldrich Corp.	2,970	188,357
The Valspar Corp.	3,400	109,140

		4,773,559

Coal — 0.1%
Alpha Natural Resources, Inc. (a)	892	40,292
Arch Coal, Inc.	2,500	61,475
Walter Energy, Inc.	1,400	123,144

		224,911

Commercial Services — 2.9%
Aaron’s, Inc.	1,550	29,233
Alliance Data Systems Corp. (a)	1,600	97,152
Apollo Group, Inc. Class A (a)	4,810	180,279
Automatic Data Processing, Inc.	14,480	643,202
Career Education Corp. (a)	12,000	210,480
Corrections Corporation of America (a)	500	12,835
DeVry, Inc.	1,500	71,790
Donnelley (R.R.) & Sons Co.	8,500	156,825
Education Management Corp. (a)	5,792	69,504
Emergency Medical Services Corp. Class A (a)	3,000	163,140
FTI Consulting, Inc. (a)	1,400	49,644
Gartner, Inc. (a)	2,800	88,732
Genpact Ltd. (a)	200	3,180
Global Payments, Inc.	1,650	64,284
H&R Block, Inc.	24,900	293,571
Hertz Global Holdings, Inc. (a)	4,300	48,676
Hillenbrand, Inc.	2,000	42,980
Iron Mountain, Inc.	4,600	100,234
ITT Educational Services, Inc. (a)	3,300	212,949
KAR Auction Services, Inc. (a)	8,256	106,337
Lender Processing Services, Inc.	5,100	147,084
MasterCard, Inc. Class A	1,798	431,628
McKesson Corp.	3,374	222,616
Monster Worldwide, Inc. (a)	1,500	27,090
Moody’s Corp.	7,000	189,420
Paychex, Inc.	7,014	194,288
Pharmaceutical Product Development, Inc.	8,200	211,642
Robert Half International, Inc.	2,300	62,353
SAIC, Inc. (a)	10,300	160,062
Strayer Education, Inc.	300	41,949
Towers Watson & Co. Class A	1,300	66,846
Verisk Analytics, Inc. Class A (a)	2,500	74,525
Visa, Inc. Class A	9,300	726,981

	Number of Shares	Value
VistaPrint NV (a)	1,000	$42,070
Weight Watchers International, Inc.	500	16,745
Western Union Co.	24,020	422,752

		5,683,078

Computers — 11.7%
Accenture PLC Class A	20,500	916,555
Apple, Inc. (a)	27,359	8,231,502
Cadence Design Systems, Inc. (a)	9,300	78,771
Cognizant Technology Solutions Corp. Class A (a)	8,100	528,039
Dell, Inc. (a)	57,693	829,625
Diebold, Inc.	1,333	40,857
DST Systems, Inc.	3,420	147,984
EMC Corp. (a)	59,437	1,248,771
Hewlett-Packard Co.	66,667	2,804,014
IHS, Inc. Class A (a)	1,000	72,240
International Business Machines Corp.	39,900	5,729,640
MICROS Systems, Inc. (a)	3,500	158,865
NCR Corp. (a)	11,860	162,719
NetApp, Inc. (a)	12,160	647,520
SanDisk Corp. (a)	10,100	379,558
Seagate Technology PLC (a)	11,880	174,042
Synopsys, Inc. (a)	5,800	148,364
Teradata Corp. (a)	3,895	153,307
Western Digital Corp. (a)	1,830	58,597

		22,510,970

Cosmetics & Personal Care — 1.0%
Alberto-Culver Co.	300	11,187
Avon Products, Inc.	13,300	404,985
Colgate-Palmolive Co.	11,664	899,528
The Estee Lauder Cos., Inc. Class A	3,700	263,329
The Procter & Gamble Co.	5,057	321,473

		1,900,502

Distribution & Wholesale — 0.4%
Fastenal Co.	3,800	195,624
Fossil, Inc. (a)	1,500	88,485
LKQ Corp. (a)	2,600	56,524
W.W. Grainger, Inc.	2,407	298,540
WESCO International, Inc. (a)	1,070	45,818

		684,991

Diversified Financial — 2.1%
Affiliated Managers Group, Inc. (a)	1,300	111,293
American Express Co.	34,500	1,430,370
Ameriprise Financial, Inc.	4,900	253,281
BlackRock, Inc.	400	68,396
The Charles Schwab Corp.	5,300	81,620
Eaton Vance Corp.	2,700	77,679
Federated Investors, Inc. Class B	2,780	69,250
Franklin Resources, Inc.	3,870	443,889

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Greenhill & Co., Inc.	400	$31,068
Interactive Brokers Group, Inc. Class A (a)	200	3,744
IntercontinentalExchange, Inc. (a)	2,600	298,662
Invesco Ltd.	2,300	52,900
Janus Capital Group, Inc.	3,200	33,792
Lazard Ltd. Class A	2,600	95,940
Morgan Stanley	18,573	461,911
The NASDAQ OMX Group, Inc. (a)	1,700	35,734
NYSE Euronext	4,199	128,657
T. Rowe Price Group, Inc.	6,103	337,313
TD Ameritrade Holding Corp. (a)	3,260	55,713
Waddell & Reed Financial, Inc. Class A	2,000	58,140

		4,129,352

Electric — 0.1%
Calpine Corp. (a)	6,300	78,750
ITC Holdings Corp.	1,200	75,132

		153,882

Electrical Components & Equipment — 0.7%
AMETEK, Inc.	2,900	156,745
Emerson Electric Co.	22,010	1,208,349
General Cable Corp. (a)	500	13,970
Hubbell, Inc. Class B	610	32,952

		1,412,016

Electronics — 1.1%
Agilent Technologies, Inc. (a)	8,520	296,496
Amphenol Corp. Class A	3,540	177,460
Arrow Electronics, Inc. (a)	2,000	59,220
AVX Corp.	11,200	160,608
Dolby Laboratories, Inc. Class A (a)	2,030	125,210
FLIR Systems, Inc. (a)	3,400	94,656
Garmin Ltd.	9,044	297,005
Gentex Corp.	3,960	79,121
Itron, Inc. (a)	700	42,539
Jabil Circuit, Inc.	3,000	46,020
Mettler-Toledo International, Inc. (a)	630	82,253
National Instruments Corp.	2,000	69,580
PerkinElmer, Inc.	1,870	43,852
Thomas & Betts Corp. (a)	3,400	148,070
Trimble Navigation Ltd. (a)	4,210	150,886
Waters Corp. (a)	2,290	169,758

		2,042,734

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	301	41,442

Engineering & Construction — 0.5%
Aecom Technology Corp. (a)	800	21,192
Chicago Bridge & Iron Co. NV (a)	3,500	88,235
Fluor Corp.	400	19,276

	Number of Shares	Value
Jacobs Engineering Group, Inc. (a)	2,200	$84,942
KBR, Inc.	16,200	411,480
McDermott International, Inc. (a)	8,270	127,606
The Shaw Group, Inc. (a)	5,900	180,304

		933,035

Entertainment — 0.1%
International Game Technology	9,200	143,428
International Speedway Corp. Class A	2,900	66,236
Regal Entertainment Group Class A	1,600	21,600

		231,264

Environmental Controls — 0.3%
Nalco Holding Co.	3,800	107,084
Republic Services, Inc.	4,900	146,069
Stericycle, Inc. (a)	1,856	133,149
Waste Connections, Inc.	2,800	114,072

		500,374

Foods — 1.2%
Campbell Soup Co.	4,969	180,126
ConAgra Foods, Inc.	3,772	84,832
Flowers Foods, Inc.	4,903	124,929
General Mills, Inc.	12,360	463,994
H.J. Heinz Co.	4,640	227,870
The Hershey Co.	4,600	227,654
Kellogg Co.	5,640	283,466
The Kroger Co.	3,632	79,904
McCormick & Co., Inc.	2,200	97,284
Sara Lee Corp.	14,171	203,071
Sysco Corp.	10,017	295,101
Whole Foods Market, Inc. (a)	3,500	139,125

		2,407,356

Forest Products & Paper — 0.3%
International Paper Co.	14,000	353,920
Plum Creek Timber Co., Inc.	1,500	55,260
Rayonier, Inc.	910	47,502
Temple-Inland, Inc.	2,500	51,800

		508,482

Hand & Machine Tools — 0.2%
Kennametal, Inc.	2,100	71,694
Lincoln Electric Holdings, Inc.	1,300	77,688
Regal-Beloit Corp.	4,100	236,611

		385,993

Health Care – Products — 3.5%
Alcon, Inc.	2,200	368,984
Alere, Inc. (a)	300	8,865
Baxter International, Inc.	12,620	642,358
Becton, Dickinson & Co.	8,270	624,550
C.R. Bard, Inc.	3,250	270,140
CareFusion Corp. (a)	6,812	164,442
The Cooper Cos., Inc.	1,300	64,142

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Covidien PLC	14,100	$562,167
Edwards Lifesciences Corp. (a)	2,210	141,241
Gen-Probe, Inc. (a)	1,800	87,174
Henry Schein, Inc. (a)	2,400	134,760
Hill-Rom Holdings, Inc.	3,100	120,125
IDEXX Laboratories, Inc. (a)	900	53,964
Intuitive Surgical, Inc. (a)	1,209	317,906
Johnson & Johnson	14,180	902,841
Kinetic Concepts, Inc. (a)	600	22,818
Medtronic, Inc.	22,395	788,528
ResMed, Inc. (a)	4,400	140,228
St. Jude Medical, Inc. (a)	10,140	388,362
Stryker Corp.	11,941	590,960
Techne Corp.	840	51,173
Thoratec Corp. (a)	1,800	58,752
Varian Medical Systems, Inc. (a)	4,000	252,880

		6,757,360

Health Care – Services — 0.6%
Community Health Systems, Inc. (a)	6,500	195,520
DaVita, Inc. (a)	2,800	200,900
Health Management Associates, Inc. Class A (a)	18,900	151,389
Laboratory Corporation of America Holdings (a)	3,410	277,301
Lincare Holdings, Inc.	3,975	104,224
Mednax, Inc. (a)	970	57,434
Quest Diagnostics, Inc.	3,800	186,732
Tenet Healthcare Corp. (a)	15,900	69,324
Universal Health Services, Inc. Class B	100	4,127

		1,246,951

Home Builders — 0.1%
NVR, Inc. (a)	245	153,716
Thor Industries, Inc.	900	28,341

		182,057

Home Furnishing — 0.2%
Harman International Industries, Inc. (a)	800	26,840
Tempur-Pedic International, Inc. (a)	1,900	65,550
Whirlpool Corp.	2,600	197,158

		289,548

Household Products — 0.8%
Avery Dennison Corp.	2,400	87,240
Church & Dwight Co., Inc.	1,630	107,335
The Clorox Co.	4,380	291,489
Fortune Brands, Inc.	500	27,025
Kimberly-Clark Corp.	12,170	770,848
The Scotts Miracle-Gro Co. Class A	3,700	197,580
Tupperware Brands Corp.	1,700	76,177

		1,557,694

	Number of Shares	Value
Housewares — 0.1%
The Toro Co.	5,040	$286,070

Insurance — 1.5%
ACE Ltd.	3,200	190,144
Aflac, Inc.	14,490	809,846
Arch Capital Group Ltd. (a)	3,000	259,170
Arthur J. Gallagher & Co.	1,900	53,504
Axis Capital Holdings Ltd.	7,600	258,476
Brown & Brown, Inc.	2,600	57,954
Endurance Specialty Holdings Ltd.	2,200	91,080
Erie Indemnity Co. Class A	2,090	119,506
Genworth Financial, Inc. Class A (a)	2,500	28,350
The Hartford Financial Services Group, Inc.	1,600	38,368
Marsh & McLennan Cos., Inc.	14,600	364,708
MetLife, Inc.	6,800	274,244
The Travelers Cos., Inc.	4,563	251,878
Validus Holdings Ltd.	3,000	85,080

		2,882,308

Internet — 3.7%
Akamai Technologies, Inc. (a)	3,000	155,010
Amazon.com, Inc. (a)	2,400	396,336
eBay, Inc. (a)	7,630	227,450
Equinix, Inc. (a)	100	8,424
Expedia, Inc.	2,600	75,270
F5 Networks, Inc. (a)	2,800	329,560
Google, Inc. Class A (a)	7,321	4,487,700
IAC/InterActiveCorp (a)	1,100	30,690
McAfee, Inc. (a)	5,230	247,379
Netflix, Inc. (a)	400	69,400
Priceline.com, Inc. (a)	1,203	453,303
Symantec Corp. (a)	1,800	29,124
VeriSign, Inc. (a)	5,240	182,090
WebMD Health Corp. (a)	3,711	194,011
Yahoo!, Inc. (a)	9,600	158,496

		7,044,243

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	600	31,614
Carpenter Technology Corp.	600	21,396
Cliffs Natural Resources, Inc.	3,740	243,848
Nucor Corp.	1,900	72,618
Reliance Steel & Aluminum Co.	300	12,555
Schnitzer Steel Industries, Inc. Class A	300	15,507

		397,538

Leisure Time — 0.3%
Carnival Corp.	3,100	133,827
Harley-Davidson, Inc.	7,300	223,964
Royal Caribbean Cruises Ltd. (a)	2,600	102,804
WMS Industries, Inc. (a)	900	39,267

		499,862

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 0.6%
Las Vegas Sands Corp. (a)	6,100	$279,868
Marriott International, Inc. Class A	6,829	253,014
MGM Resorts International (a)	1,200	13,116
Starwood Hotels & Resorts Worldwide, Inc.	6,200	335,668
Wynn Resorts Ltd.	2,692	288,502

		1,170,168

Machinery – Construction & Mining — 1.0%
Bucyrus International, Inc.	1,400	95,424
Caterpillar, Inc.	20,394	1,602,968
Joy Global, Inc.	3,700	262,515

		1,960,907

Machinery – Diversified — 1.5%
CNH Global NV (a)	500	19,845
Cummins, Inc.	7,060	621,986
Deere & Co.	13,000	998,400
Eaton Corp.	1,900	168,777
Flowserve Corp.	1,340	134,000
Gardner Denver, Inc.	1,500	86,730
Graco, Inc.	1,200	41,292
IDEX Corp.	2,150	77,572
The Manitowoc Co., Inc.	9,700	108,058
Rockwell Automation, Inc.	5,200	324,324
Roper Industries, Inc.	2,650	183,990
Wabtec Corp.	300	14,052
Zebra Technologies Corp. Class A (a)	1,050	37,569

		2,816,595

Manufacturing — 3.8%
3M Co.	21,280	1,792,202
Carlisle Cos., Inc.	2,000	70,140
Cooper Industries PLC	5,200	272,584
Danaher Corp.	15,020	651,267
Donaldson Co., Inc.	2,000	97,440
Dover Corp.	3,630	192,753
General Electric Co.	97,700	1,565,154
Harsco Corp.	1,700	39,406
Honeywell International, Inc.	22,260	1,048,669
Illinois Tool Works, Inc.	13,500	616,950
Leggett & Platt, Inc.	5,361	109,257
Pall Corp.	3,700	157,879
Parker Hannifin Corp.	1,900	145,445
Pentair, Inc.	1,600	52,368
SPX Corp.	1,600	107,296
Teleflex, Inc.	1,700	94,775
Textron, Inc.	8,158	169,849
Tyco International Ltd.	4,031	154,307

		7,337,741

Media — 1.7%
CBS Corp. Class B	8,559	144,904

	Number of Shares	Value
DIRECTV Class A (a)	29,200	$1,269,032
Discovery Communications, Inc. Series A (a)	3,100	138,291
FactSet Research Systems, Inc.	1,900	166,782
John Wiley & Sons, Inc. Class A	2,900	125,164
The McGraw-Hill Cos., Inc.	8,170	307,600
Meredith Corp.	6,900	234,255
News Corp. Class A	19,795	286,236
Scripps Networks Interactive Class A	2,200	111,958
Thomson Reuters Corp.	3,200	122,400
Time Warner, Inc.	10,100	328,351
Viacom, Inc. Class B	3,300	127,347

		3,362,320

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	700	95,606
The Timken Co.	6,600	273,372
Valmont Industries, Inc.	400	31,540

		400,518

Mining — 1.4%
Alcoa, Inc.	7,359	96,624
Compass Minerals International, Inc.	600	47,322
Freeport-McMoRan Copper & Gold, Inc.	15,050	1,424,934
Newmont Mining Corp.	16,700	1,016,529
Southern Copper Corp.	2,200	94,160
Titanium Metals Corp. (a)	4,900	96,334

		2,775,903

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	4,800	105,312

Oil & Gas — 7.1%
Atwood Oceanics, Inc. (a)	400	13,004
Chevron Corp.	4,200	346,962
Cimarex Energy Co.	4,500	345,375
Concho Resources, Inc. (a)	1,100	75,537
ConocoPhillips	24,378	1,448,053
Diamond Offshore Drilling, Inc.	800	52,928
EOG Resources, Inc.	4,200	402,024
EQT Corp.	2,700	101,088
EXCO Resources, Inc.	3,600	53,388
Exxon Mobil Corp.	141,190	9,384,899
Forest Oil Corp. (a)	3,600	110,628
Holly Corp.	300	9,819
Marathon Oil Corp.	7,568	269,194
Mariner Energy, Inc. (a)	500	12,460
Murphy Oil Corp.	2,100	136,836
Nabors Industries Ltd. (a)	3,200	66,880
Occidental Petroleum Corp.	5,000	393,150
Petrohawk Energy Corp. (a)	200	3,402
Pride International, Inc. (a)	1,000	30,320
Rowan Companies, Inc. (a)	3,900	128,310
SM Energy Co.	1,700	70,856

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Southwestern Energy Co. (a)	5,400	$182,790
Ultra Petroleum Corp. (a)	3,000	123,450

		13,761,353

Oil & Gas Services — 1.7%
Baker Hughes, Inc.	1,000	46,330
Cameron International Corp. (a)	2,880	126,000
Core Laboratories NV	1,600	124,432
Dresser-Rand Group, Inc. (a)	2,670	91,367
Exterran Holdings, Inc. (a)	1,756	44,199
FMC Technologies, Inc. (a)	1,200	86,520
Halliburton Co.	31,741	1,011,268
Oil States International, Inc. (a)	500	25,560
Schlumberger Ltd.	23,000	1,607,470
Superior Energy Services, Inc. (a)	200	5,524
Weatherford International Ltd. (a)	8,000	134,480

		3,303,150

Packaging & Containers — 0.1%
Ball Corp.	500	32,180
Crown Holdings, Inc. (a)	5,600	180,264
Owens-IIlinois, Inc. (a)	2,270	63,628
Pactiv Corp. (a)	400	13,272

		289,344

Pharmaceuticals — 4.1%
Abbott Laboratories	49,220	2,525,970
Allergan, Inc.	10,120	732,789
AmerisourceBergen Corp.	8,900	292,098
Cardinal Health, Inc.	7,300	253,237
DENTSPLY International, Inc.	3,550	111,435
Eli Lilly & Co.	11,420	401,984
Express Scripts, Inc. (a)	16,060	779,231
Gilead Sciences, Inc. (a)	21,800	864,806
Herbalife Ltd.	4,740	302,696
Hospira, Inc. (a)	4,070	242,084
Mead Johnson Nutrition Co.	900	52,938
Medco Health Solutions, Inc. (a)	10,820	568,375
Mylan, Inc. (a)	7,800	158,496
Omnicare, Inc.	3,490	84,179
Patterson Cos., Inc.	3,100	85,715
Perrigo Co.	2,000	131,760
SXC Health Solutions Corp. (a)	3,400	132,464
United Therapeutics Corp. (a)	1,000	60,000
VCA Antech, Inc. (a)	1,200	24,804
Warner Chilcott PLC Class A	8,100	194,724

		7,999,785

Pipelines — 0.1%
El Paso Corp.	5,700	75,582
The Williams Cos., Inc.	8,500	182,920

		258,502

	Number of Shares	Value
Real Estate — 0.1%
CB Richard Ellis Group, Inc. Class A (a)	7,900	$144,965
Jones Lang LaSalle, Inc.	1,300	101,478

		246,443

Real Estate Investment Trusts (REITS) — 0.7%
Apartment Investment & Management Co. Class A	3,600	83,916
Digital Realty Trust, Inc.	1,400	83,622
Equity Residential	1,600	77,808
Essex Property Trust, Inc.	800	90,368
Federal Realty Investment Trust	1,100	90,178
General Growth Properties, Inc.	6,500	109,200
Public Storage	1,900	188,518
Simon Property Group, Inc.	5,589	536,656
Ventas, Inc.	1,300	69,628
Vornado Realty Trust	1,000	87,390

		1,417,284

Retail — 10.8%
Abercrombie & Fitch Co. Class A	1,900	81,434
Advance Auto Parts, Inc.	4,240	275,515
Aeropostale, Inc. (a)	6,400	156,032
American Eagle Outfitters, Inc.	5,000	80,050
AutoNation, Inc. (a)	500	11,610
AutoZone, Inc. (a)	1,140	270,898
Bed Bath & Beyond, Inc. (a)	6,995	307,080
Best Buy Co., Inc.	9,307	400,015
Big Lots, Inc. (a)	6,500	203,905
BJ’s Wholesale Club, Inc. (a)	900	37,557
Brinker International, Inc.	14,476	268,385
CarMax, Inc. (a)	7,521	233,076
Chico’s FAS, Inc.	5,800	56,376
Chipotle Mexican Grill, Inc. (a)	700	147,147
Coach, Inc.	12,200	610,000
Copart, Inc. (a)	1,700	57,562
Costco Wholesale Corp.	13,878	871,122
CVS Caremark Corp.	4,200	126,504
Darden Restaurants, Inc.	5,400	246,834
Dick’s Sporting Goods, Inc. (a)	2,900	83,578
Dollar Tree, Inc. (a)	4,620	237,052
Family Dollar Stores, Inc.	7,330	338,426
The Gap, Inc.	15,800	300,358
Guess?, Inc.	2,300	89,516
Hanesbrands, Inc. (a)	3,400	84,320
The Home Depot, Inc.	56,900	1,757,072
J. Crew Group, Inc. (a)	2,300	73,577
J.C. Penney Co., Inc.	600	18,708
Kohl’s Corp. (a)	4,958	253,850
Limited Brands, Inc.	11,700	343,863
Lowe’s Cos., Inc.	34,600	738,018
Macy’s, Inc.	7,761	183,470

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
McDonald’s Corp.	33,800	$2,628,626
MSC Industrial Direct Co., Inc. Class A	1,300	74,022
Nordstrom, Inc.	4,900	188,699
O’Reilly Automotive, Inc. (a)	4,400	257,400
Office Depot, Inc. (a)	6,750	30,308
Panera Bread Co. Class A (a)	1,000	89,510
PetSmart, Inc.	4,800	179,664
Phillips-Van Heusen Corp.	1,120	68,701
Polo Ralph Lauren Corp.	2,160	209,261
Ross Stores, Inc.	5,290	312,057
Staples, Inc.	17,328	354,704
Starbucks Corp.	26,300	749,024
Target Corp.	30,500	1,584,170
Tiffany & Co.	4,000	212,000
The TJX Cos., Inc.	17,660	810,417
Tractor Supply Co.	2,000	79,200
Urban Outfitters, Inc. (a)	2,800	86,156
Wal-Mart Stores, Inc.	44,164	2,392,364
Walgreen Co.	23,334	790,556
Wendy’s/Arby’s Group, Inc. Class A	3,300	15,180
Williams-Sonoma, Inc.	7,000	226,590
Yum! Brands, Inc.	10,961	543,227

		20,824,746

Savings & Loans — 0.1%
Capitol Federal Financial	600	14,040
Hudson City Bancorp, Inc.	12,524	145,905

		159,945

Semiconductors — 4.1%
Advanced Micro Devices, Inc. (a)	6,700	49,111
Altera Corp.	11,400	355,794
Analog Devices, Inc.	12,280	413,468
Applied Materials, Inc.	45,300	559,908
Atmel Corp. (a)	10,900	96,574
Avago Technologies Ltd. (a)	1,000	24,680
Broadcom Corp. Class A	13,000	529,620
Cree, Inc. (a)	2,700	138,483
Cypress Semiconductor Corp. (a)	3,100	43,710
Intel Corp.	126,460	2,538,052
Intersil Corp. Class A	800	10,472
KLA-Tencor Corp.	1,879	67,118
Lam Research Corp. (a)	4,000	183,160
Linear Technology Corp.	7,420	239,147
Marvell Technology Group Ltd. (a)	16,800	324,408
Maxim Integrated Products, Inc.	10,200	220,932
MEMC Electronic Materials, Inc. (a)	1,300	16,666
Microchip Technology, Inc.	5,900	189,862
National Semiconductor Corp.	9,521	130,438
Novellus Systems, Inc. (a)	8,830	257,924
NVIDIA Corp. (a)	1,500	18,045
ON Semiconductor Corp. (a)	10,300	79,001

	Number of Shares	Value
QLogic Corp. (a)	6,800	$119,476
Rambus, Inc. (a)	3,300	65,241
Rovi Corp. (a)	2,600	131,690
Silicon Laboratories, Inc. (a)	1,500	59,850
Skyworks Solutions, Inc. (a)	5,700	130,587
Teradyne, Inc. (a)	13,400	150,616
Texas Instruments, Inc.	16,550	489,383
Varian Semiconductor Equipment Associates, Inc. (a)	2,500	81,675
Xilinx, Inc.	9,810	263,006

		7,978,097

Software — 6.3%
Activision Blizzard, Inc.	12,200	139,934
Adobe Systems, Inc. (a)	15,428	434,298
ANSYS, Inc. (a)	3,200	144,800
Autodesk, Inc. (a)	7,950	287,631
BMC Software, Inc. (a)	4,430	201,388
Broadridge Financial Solutions, Inc.	10,160	223,520
CA, Inc.	10,100	234,421
Cerner Corp. (a)	1,700	149,311
Citrix Systems, Inc. (a)	3,217	206,113
Compuware Corp. (a)	5,700	57,057
Dun & Bradstreet Corp.	1,520	113,103
Electronic Arts, Inc. (a)	8,500	134,725
Fiserv, Inc. (a)	3,850	209,902
Informatica Corp. (a)	3,000	122,070
Intuit, Inc. (a)	10,460	502,080
Microsoft Corp.	163,681	4,360,462
MSCI, Inc. Class A (a)	2,300	82,455
Nuance Communications, Inc. (a)	4,300	67,553
Oracle Corp.	115,234	3,387,880
Red Hat, Inc. (a)	4,155	175,590
Salesforce.com, Inc. (a)	3,817	443,039
SEI Investments Co.	6,000	132,900
Solera Holdings, Inc.	1,900	91,295
VMware, Inc. Class A (a)	2,600	198,796

		12,100,323

Telecommunications — 4.3%
Amdocs Ltd. (a)	3,700	113,516
American Tower Corp. Class A (a)	5,815	300,112
Atheros Communications, Inc. (a)	2,700	83,808
Ciena Corp. (a)	200	2,778
Cisco Systems, Inc. (a)	152,019	3,470,594
Corning, Inc.	6,440	117,723
Crown Castle International Corp. (a)	4,700	202,664
Frontier Communications Corp.	15,300	134,334
Harris Corp.	5,163	233,316
JDS Uniphase Corp. (a)	9,400	98,794
Juniper Networks, Inc. (a)	14,420	467,064
MetroPCS Communications, Inc. (a)	22,600	235,266
NeuStar, Inc. Class A (a)	1,000	25,810

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NII Holdings, Inc. (a)	6,200	$259,222
Polycom, Inc. (a)	2,400	81,072
QUALCOMM, Inc.	43,622	1,968,661
SBA Communications Corp. Class A (a)	2,370	93,046
tw telecom, inc. (a)	10,800	198,720
Windstream Corp.	14,770	186,988

		8,273,488

Textiles — 0.0%
Mohawk Industries, Inc. (a)	600	34,404

Toys, Games & Hobbies — 0.2%
Hasbro, Inc.	3,870	178,988
Mattel, Inc.	6,300	146,979

		325,967

Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	5,000	352,400
Con-way, Inc.	100	3,301
Expeditors International of Washington, Inc.	4,694	231,696
FedEx Corp.	5,142	451,056
Frontline Ltd.	2,800	80,500
J.B. Hunt Transport Services, Inc.	2,700	97,092
Kansas City Southern (a)	1,400	61,348
Kirby Corp. (a)	240	10,318
Landstar System, Inc.	560	21,067
Ryder System, Inc.	5,276	230,825
Union Pacific Corp.	1,600	140,288
United Continental Holdings, Inc. (a)	13,066	379,437
United Parcel Service, Inc. Class B	25,800	1,737,372
UTI Worldwide, Inc.	2,200	42,284

		3,838,984

Trucking & Leasing — 0.0%
GATX Corp.	2,100	66,486

TOTAL COMMON STOCK (Cost $166,278,565)		192,496,390

TOTAL EQUITIES (Cost $166,278,565)		192,496,390

TOTAL LONG-TERM INVESTMENTS (Cost $166,278,565)		192,496,390

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (b)	$270,445	$270,445

TOTAL SHORT-TERM INVESTMENTS (Cost $270,445)		270,445

TOTAL INVESTMENTS — 100.0% (Cost $166,549,010) (c)		192,766,835

Other Assets/(Liabilities) — 0.0%		54,399

NET ASSETS — 100.0%		$192,821,234

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $270,445. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $277,732.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 93.7%

COMMON STOCK — 93.7%
Aerospace & Defense — 2.1%
Goodrich Corp.	9,539	$782,866

Auto Manufacturers — 1.9%
Navistar International Corp. (a)	15,042	724,724

Automotive & Parts — 4.6%
The Goodyear Tire & Rubber Co. (a)	28,483	291,096
Lear Corp. (a)	7,080	625,872
WABCO Holdings, Inc. (a)	17,440	809,565

		1,726,533

Banks — 4.0%
Comerica, Inc.	15,990	572,122
Fifth Third Bancorp	39,660	498,130
KeyCorp	55,450	454,135

		1,524,387

Beverages — 1.0%
Molson Coors Brewing Co. Class B	7,910	373,589

Chemicals — 3.7%
Celanese Corp. Series A	21,190	755,424
Intrepid Potash, Inc. (a)	19,180	658,449

		1,413,873

Coal — 0.9%
CONSOL Energy, Inc.	9,550	351,058

Commercial Services — 3.5%
AerCap Holdings NV (a)	19,190	247,743
TeleTech Holdings, Inc. (a)	39,608	601,249
Towers Watson & Co. Class A	9,490	487,976

		1,336,968

Computers — 0.3%
Seagate Technology PLC (a)	7,930	116,175

Diversified Financial — 4.3%
Affiliated Managers Group, Inc. (a)	3,992	341,755
CIT Group, Inc. (a)	12,660	548,558
E*TRADE Financial Corp. (a)	12,750	182,325
Invesco Ltd.	16,510	379,730
SeaCube Container Leasing Ltd. (a)	13,790	160,653

		1,613,021

Electric — 6.8%
Cleco Corp.	19,502	609,828
CMS Energy Corp.	47,533	873,656
NV Energy, Inc.	47,500	648,850
Pepco Holdings, Inc.	23,740	457,232

		2,589,566

Electrical Components & Equipment — 2.0%
Energizer Holdings, Inc. (a)	4,810	359,692

	Number of Shares	Value
General Cable Corp. (a)	14,170	$395,910

		755,602

Electronics — 3.4%
Agilent Technologies, Inc. (a)	18,263	635,552
Amphenol Corp. Class A	6,317	316,671
Elster Group SE ADR (Germany) (a)	8,010	119,349
Sanmina-SCI Corp. (a)	15,870	209,167

		1,280,739

Engineering & Construction — 1.0%
Foster Wheeler AG (a)	15,860	371,441

Entertainment — 2.2%
Bally Technologies, Inc. (a)	12,690	457,855
Pinnacle Entertainment, Inc. (a)	28,998	371,175

		829,030

Foods — 3.0%
Chiquita Brands International, Inc. (a)	22,240	295,125
ConAgra Foods, Inc.	14,380	323,406
Dole Food Co., Inc. (a)	15,830	145,953
The Kroger Co.	17,420	383,240

		1,147,724

Gas — 0.8%
AGL Resources, Inc.	8,000	314,080

Health Care – Services — 4.7%
Aetna, Inc.	13,450	401,617
DaVita, Inc. (a)	4,760	341,530
Thermo Fisher Scientific, Inc. (a)	10,320	530,655
Universal Health Services, Inc. Class B	12,690	523,716

		1,797,518

Insurance — 7.6%
ACE Ltd.	9,463	562,292
Aon Corp.	10,260	407,835
Assurant, Inc.	15,830	625,918
Everest Re Group Ltd.	11,150	939,722
Genworth Financial, Inc. Class A (a)	31,700	359,478

		2,895,245

Investment Companies — 0.7%
Fifth Street Finance Corp.	23,790	280,722

Iron & Steel — 0.8%
Allegheny Technologies, Inc.	5,560	292,956

Machinery – Construction & Mining — 1.4%
Ingersoll-Rand PLC	13,490	530,292

Manufacturing — 1.4%
Tyco International Ltd.	13,830	529,412

Media — 1.5%
Cablevision Systems Corp. Class A	21,380	571,701

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas — 6.2%
Bill Barrett Corp. (a)	15,210	$574,178
Ensco PLC Sponsored ADR (United Kingdom)	7,900	366,086
EQT Corp.	10,260	384,134
Noble Energy, Inc.	7,940	646,951
Ultra Petroleum Corp. (a)	9,480	390,102

		2,361,451

Oil & Gas Services — 1.0%
Tidewater, Inc.	7,900	364,427

Packaging & Containers — 1.0%
Owens-IIlinois, Inc. (a)	12,760	357,663

Pharmaceuticals — 2.3%
Hospira, Inc. (a)	11,060	657,849
Valeant Pharmaceuticals International, Inc.	7,820	215,910

		873,759

Real Estate Investment Trusts (REITS) — 3.1%
BioMed Realty Trust, Inc.	26,126	479,412
ProLogis	31,990	436,664
Starwood Property Trust, Inc.	12,720	257,071

		1,173,147

Retail — 5.3%
Abercrombie & Fitch Co. Class A	6,380	273,447
Bed Bath & Beyond, Inc. (a)	8,760	384,564
Brinker International, Inc.	17,390	322,411
The Children’s Place Retail Store, Inc. (a)	8,020	353,361
Phillips-Van Heusen Corp.	7,940	487,039
The Talbots, Inc. (a)	19,300	188,754

		2,009,576

Savings & Loans — 0.8%
NewAlliance Bancshares, Inc.	23,787	306,614

Semiconductors — 2.0%
Lam Research Corp. (a)	7,920	362,657
Marvell Technology Group Ltd. (a)	20,600	397,786

		760,443

Software — 1.8%
Aspen Technology, Inc. (a)	27,820	311,584
Electronic Arts, Inc. (a)	23,748	376,406

		687,990

Telecommunications — 2.3%
Harris Corp.	10,300	465,457
NII Holdings, Inc. (a)	9,480	396,359

		861,816

	Number of Shares	Value
Textiles — 1.2%
Mohawk Industries, Inc. (a)	7,900	$452,986

Toys, Games & Hobbies — 1.6%
Mattel, Inc.	25,500	594,915

Transportation — 1.2%
J.B. Hunt Transport Services, Inc.	12,720	457,411

Trucking & Leasing — 0.3%
Aircastle Ltd.	13,820	127,282

TOTAL COMMON STOCK (Cost $30,349,233)		35,538,702

TOTAL EQUITIES (Cost $30,349,233)		35,538,702

TOTAL LONG-TERM INVESTMENTS (Cost $30,349,233)		35,538,702

	Principal Amount
SHORT-TERM INVESTMENTS — 6.1%
Repurchase Agreement — 6.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (b)	$2,311,580	2,311,580

TOTAL SHORT-TERM INVESTMENTS (Cost $2,311,580)		2,311,580

TOTAL INVESTMENTS — 99.8% (Cost $32,660,813) (c)		37,850,282

Other Assets/(Liabilities) — 0.2%		81,117

NET ASSETS — 100.0%		$37,931,399

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,311,582. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $2,360,717.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Advertising — 0.1%
APAC Customer Services, Inc. (a)	280	$1,700
China MediaExpress Holdings, Inc. (a)	3,210	49,626
Harte-Hanks, Inc.	1,035	12,503

		63,829

Aerospace & Defense — 1.6%
BE Aerospace, Inc. (a)	17,249	634,073
Cubic Corp.	2,887	125,787
Ducommun, Inc.	1,320	28,340
GenCorp, Inc. (a)	15,260	74,316
LMI Aerospace, Inc. (a)	400	6,532
Spirit AeroSystems Holdings, Inc. Class A (a)	13,620	294,737
Teledyne Technologies, Inc. (a)	910	37,829

		1,201,614

Agriculture — 0.1%
Alliance One International, Inc. (a)	4,240	18,741
The Andersons, Inc.	1,040	40,945

		59,686

Airlines — 0.7%
Alaska Air Group, Inc. (a)	2,720	143,616
Allegiant Travel Co.	8	377
Hawaiian Holdings, Inc. (a)	15,514	113,562
JetBlue Airways Corp. (a)	20,840	145,463
Pinnacle Airlines Corp. (a)	2,760	15,898
Republic Airways Holdings, Inc. (a)	5,540	51,467
US Airways Group, Inc. (a)	4,290	50,579

		520,962

Apparel — 0.8%
Carter’s, Inc. (a)	740	18,426
Deckers Outdoor Corp. (a)	2,360	137,116
The Jones Group, Inc.	3,100	44,826
Oxford Industries, Inc.	1,610	37,078
Perry Ellis International, Inc. (a)	2,981	67,013
The Timberland Co. Class A (a)	6,819	143,063
True Religion Apparel, Inc. (a)	1,210	24,744
The Warnaco Group, Inc. (a)	2,680	142,335

		614,601

Auto Manufacturers — 0.2%
Oshkosh Corp. (a)	4,530	133,680

Automotive & Parts — 0.8%
Cooper Tire & Rubber Co.	6,360	124,719
Dana Holding Corp. (a)	25,160	356,014
Federal-Mogul Corp. (a)	1,310	25,977
Fuel Systems Solutions, Inc. (a)	1,400	57,372

	Number of Shares	Value
The Goodyear Tire & Rubber Co. (a)	2,630	$26,879

		590,961

Banks — 2.9%
Alliance Financial Corp.	769	23,431
Banco Latinoamericano de Comercio Exterior SA	3,579	55,152
Banco Macro SA Class B Sponsored ADR (Argentina)	2,946	146,858
BBVA Banco Frances SA Sponsored ADR (Argentina)	3,060	36,873
CapitalSource, Inc.	38,592	235,797
Cass Information Systems, Inc.	211	7,286
Century Bancorp, Inc. Class A	870	20,667
City Holding Co.	970	30,749
First Midwest Bancorp, Inc.	17,750	190,102
FirstMerit Corp.	10,390	178,500
Grupo Financiero Galicia SA ADR (Argentina) (a)	350	4,561
Hancock Holding Co.	1,627	51,120
IBERIABANK Corp.	8,391	436,752
International Bancshares Corp.	1,150	19,700
National Bankshares, Inc.	670	17,521
Northrim BanCorp, Inc.	1,230	20,971
Northwest Bancshares, Inc.	16,650	188,811
Synovus Financial Corp.	130,170	281,167
Westamerica Bancorp.	3,830	191,577

		2,137,595

Beverages — 0.2%
Cott Corp. (a)	16,298	133,644

Biotechnology — 1.0%
Bio-Rad Laboratories, Inc. Class A (a)	30	2,719
Cambrex Corp. (a)	7,283	32,992
Harvard Bioscience, Inc. (a)	5,270	20,764
Human Genome Sciences, Inc. (a)	4,930	132,518
Integra LifeSciences Holdings (a)	7,753	333,534
Martek Biosciences Corp. (a)	6,388	140,216
PDL BioPharma, Inc.	18,956	99,140

		761,883

Building Materials — 0.7%
AAON, Inc.	2,532	62,161
Eagle Materials, Inc.	16,791	393,917
Gibraltar Industries, Inc. (a)	1,430	13,056
Interline Brands, Inc. (a)	634	12,737
Quanex Building Products Corp.	1,720	30,994

		512,865

Chemicals — 1.9%
Arch Chemicals, Inc.	500	17,755
Ashland, Inc.	17	878
Cytec Industries, Inc.	10,650	527,388
Hawkins, Inc.	2,436	87,452

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Innophos Holdings, Inc.	4,936	$181,250
Innospec, Inc. (a)	1,350	22,856
KMG Chemicals, Inc.	1,560	21,824
Minerals Technologies, Inc.	2,268	133,064
NewMarket Corp.	846	100,268
OM Group, Inc. (a)	2,170	72,196
PolyOne Corp. (a)	6,945	89,729
Stepan Co.	749	50,513
W.R. Grace & Co. (a)	4,340	139,140

		1,444,313

Coal — 0.2%
Cloud Peak Energy, Inc. (a)	6,640	115,337
James River Coal Co. (a)	3,120	54,007

		169,344

Commercial Services — 5.3%
Advance America Cash Advance Centers, Inc.	14,519	72,450
Avis Budget Group, Inc. (a)	94	1,091
Bridgepoint Education, Inc. (a)	2,320	33,037
Capella Education Co. (a)	10,005	548,574
Career Education Corp. (a)	7,280	127,691
CBIZ, Inc. (a)	11,460	67,843
Chemed Corp.	1,980	116,701
Consolidated Graphics, Inc. (a)	2,600	121,030
Convergys Corp. (a)	1,513	17,127
Corinthian Colleges, Inc. (a)	7,960	41,551
Corvel Corp. (a)	480	21,504
CPI Corp.	1,060	26,140
Deluxe Corp.	8,432	172,350
Donnelley (R.R.) & Sons Co.	6,681	123,264
Emergency Medical Services Corp. Class A (a)	1,305	70,966
Euronet Worldwide, Inc. (a)	360	6,502
Forrester Research, Inc. (a)	800	26,456
FTI Consulting, Inc. (a)	1,310	46,453
Global Cash Access Holdings, Inc. (a)	12,897	46,945
Great Lakes Dredge & Dock Co.	9,440	58,434
Healthspring, Inc. (a)	6,036	176,191
Hillenbrand, Inc.	1,569	33,718
HMS Holdings Corp. (a)	5,530	332,408
ITT Educational Services, Inc. (a)	290	18,714
Kendle International, Inc. (a)	846	7,707
Korn/Ferry International (a)	7,610	134,164
Lender Processing Services, Inc.	8,220	237,065
Lincoln Educational Services Corp. (a)	4,300	53,578
MAXIMUS, Inc.	1,860	112,772
Navigant Consulting, Inc. (a)	2,590	23,698
Net 1 UEPS Technologies, Inc. (a)	8,413	103,732
Pre-Paid Legal Services, Inc. (a)	1,529	92,015
Providence Service Corp. (a)	1,130	18,566
Rent-A-Center, Inc.	5,743	144,379
Robert Half International, Inc.	11,270	305,530

	Number of Shares	Value
Sotheby’s	890	$39,018
Team, Inc. (a)	550	10,912
Teekay Offshore Partners LP	2,440	64,709
TeleTech Holdings, Inc. (a)	8,901	135,117
Universal Technical Institute, Inc.	630	12,190
Valassis Communications, Inc. (a)	3,670	121,110

		3,923,402

Computers — 1.4%
CACI International, Inc. Class A (a)	10,310	516,737
DST Systems, Inc.	2,916	126,175
Manhattan Associates, Inc. (a)	5,225	160,826
MTS Systems Corp.	30	983
Ness Technologies, Inc. (a)	6,945	33,475
Netscout Systems, Inc. (a)	60	1,408
Rimage Corp. (a)	1,150	17,055
STEC, Inc. (a)	280	4,368
Synaptics, Inc. (a)	5,510	148,384
Unisys Corp. (a)	1,568	36,142

		1,045,553

Cosmetics & Personal Care — 0.0%
Elizabeth Arden, Inc. (a)	340	6,953
Inter Parfums, Inc.	290	5,072

		12,025

Distribution & Wholesale — 1.0%
Fossil, Inc. (a)	6,443	380,072
Pool Corp.	16,756	337,466
Tech Data Corp. (a)	9	387

		717,925

Diversified Financial — 2.6%
Altisource Portfolio Solutions SA (a)	3,250	85,020
BGC Partners, Inc. Class A	240	1,666
Calamos Asset Management, Inc. Class A	1,680	20,143
Credit Acceptance Corp. (a)	1,490	87,627
Encore Capital Group, Inc. (a)	3,330	67,665
Federal Agricultural Mortgage Corp. Class C	570	6,709
Federated Investors, Inc. Class B	1,490	37,116
Investment Technology Group, Inc. (a)	29	413
Janus Capital Group, Inc.	3,500	36,960
Knight Capital Group, Inc. Class A (a)	20,113	262,072
MF Global Holdings Ltd. (a)	58,501	458,063
National Financial Partners Corp. (a)	3,420	47,196
Nelnet, Inc. Class A	6,426	144,392
Oppenheimer Holdings, Inc. Class A (b)	240	6,108
optionsXpress Holdings, Inc. (a)	17,829	284,729
Rodman & Renshaw Capital Group, Inc. (a)	10,180	29,217
Stifel Financial Corp. (a)	5,125	242,874

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Waddell & Reed Financial, Inc. Class A	1,030	$29,942
World Acceptance Corp. (a)	2,966	127,983

		1,975,895

Electric — 1.6%
Cia Paranaense de Energia Sponsored ADR (Brazil)	6,607	153,481
El Paso Electric Co. (a)	4,197	103,246
Empresa Distribuidora y Comercializadora Norte SA Sponsored ADR (Argentina) (a)	2,650	27,083
Integrys Energy Group, Inc.	2,120	112,763
NorthWestern Corp.	9,990	297,402
UIL Holdings Corp.	5,490	158,990
Unisource Energy Corp.	1,650	57,866
Westar Energy, Inc.	11,705	296,136

		1,206,967

Electrical Components & Equipment — 1.4%
China Sunergy Co. Ltd. (a)	15,430	69,589
Fushi Copperweld, Inc. (a)	3,340	31,062
Generac Holdings, Inc. (a)	14,710	199,026
Greatbatch, Inc. (a)	13,015	283,076
Hubbell, Inc. Class B	2,690	145,314
JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)	10,930	91,266
Lihua International, Inc. (a)	2,280	24,328
Powell Industries, Inc. (a)	3,727	115,015
Power-One, Inc. (a)	4,870	50,697

		1,009,373

Electronics — 1.9%
AVX Corp.	9,140	131,068
Brady Corp. Class A	820	25,215
Celestica, Inc. (a)	4,180	35,196
China Digital TV Holding Co. Ltd. Sponsored ADR (Cayman Islands) (a)	3,228	21,240
Coherent, Inc. (a)	1,590	66,716
CTS Corp.	170	1,725
Imax Corp. (a)	24,600	532,590
Jinpan International Ltd.	3,090	41,715
Multi-Fineline Electronix, Inc. (a)	4,475	109,548
Park Electrochemical Corp.	70	1,890
Spectrum Control, Inc. (a)	2,420	36,929
Thomas & Betts Corp. (a)	3,683	160,395
Vishay Intertechnology, Inc. (a)	13,650	154,245
Watts Water Technologies, Inc. Class A	2,300	80,891

		1,399,363

Energy – Alternate Sources — 0.3%
GT Solar International, Inc. (a)	16,026	131,894

	Number of Shares	Value
Solarfun Power Holdings Co. Ltd. Sponsored ADR (Cayman Islands) (a)	9,080	$92,707

		224,601

Engineering & Construction — 0.9%
Chicago Bridge & Iron Co. NV (a)	5,010	126,302
Dycom Industries, Inc. (a)	2,644	28,291
Emcor Group, Inc. (a)	2,494	64,470
Michael Baker Corp. (a)	2,025	66,177
Sterling Construction Co., Inc. (a)	2,280	27,816
Tutor Perini Corp. (a)	14,239	330,487

		643,543

Entertainment — 1.1%
Bally Technologies, Inc. (a)	20,862	752,701
National CineMedia, Inc.	81	1,500
Speedway Motorsports, Inc.	3,027	46,313

		800,514

Environmental Controls — 0.7%
Darling International, Inc. (a)	1,530	15,315
Duoyuan Global Water, Inc. ADR (British Virgin Islands) (a)	1,940	24,270
Waste Connections, Inc.	11,385	463,825

		503,410

Foods — 2.1%
Cal-Maine Foods, Inc.	2,786	80,710
Corn Products International, Inc.	3,300	140,415
Del Monte Foods Co.	7,810	111,995
Flowers Foods, Inc.	14,670	373,792
Fresh Del Monte Produce, Inc. (a)	1,700	37,621
M&F Worldwide Corp. (a)	2,345	63,034
Nash Finch Co.	1,782	74,666
Overhill Farms, Inc. (a)	3,170	16,484
Seaboard Corp.	35	64,892
Spartan Stores, Inc.	40	598
TreeHouse Foods, Inc. (a)	12,593	588,093

		1,552,300

Forest Products & Paper — 1.0%
Boise, Inc. (a)	10,590	76,778
Buckeye Technologies, Inc.	8,070	145,663
Clearwater Paper Corp. (a)	1,370	110,628
Domtar Corp.	1,860	147,610
KapStone Paper and Packaging Corp. (a)	5,270	67,456
P.H. Glatfelter Co.	6,080	75,635
Rock-Tenn Co. Class A	2,457	139,680

		763,450

Gas — 1.0%
Atmos Energy Corp.	4,165	122,659
Chesapeake Utilities Corp.	520	19,079
The Laclede Group, Inc.	1,810	63,549

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nicor, Inc.	2,750	$130,982
PAA Natural Gas Storage LP	9,700	233,382
Southwest Gas Corp.	4,376	152,110

		721,761

Hand & Machine Tools — 0.6%
Franklin Electric Co., Inc.	450	16,249
Regal-Beloit Corp.	7,112	410,434

		426,683

Health Care – Products — 2.0%
American Medical Systems Holdings, Inc. (a)	2,154	43,511
Atrion Corp.	314	51,144
Bruker Corp. (a)	5,505	82,520
China Medical Technologies, Inc. Sponsored ADR (Cayman Islands) (a)	1,350	16,308
The Cooper Cos., Inc.	1,720	84,865
Cyberonics, Inc. (a)	120	3,301
Dexcom, Inc. (a)	9,530	131,037
Haemonetics Corp. (a)	400	21,860
Hill-Rom Holdings, Inc.	1,517	58,784
ICU Medical, Inc. (a)	800	29,200
Immucor, Inc. (a)	280	4,872
Invacare Corp.	4,979	134,433
Kensey Nash Corp. (a)	2,724	73,439
Kinetic Concepts, Inc. (a)	3,360	127,781
Orthofix International NV (a)	6,606	185,034
Steris Corp.	3,644	124,698
Symmetry Medical, Inc. (a)	1,690	14,957
Utah Medical Products, Inc.	690	19,679
Volcano Corp. (a)	11,932	291,379
Young Innovations, Inc.	760	21,105

		1,519,907

Health Care – Services — 3.1%
Allied Healthcare International, Inc. (a)	6,750	19,102
Almost Family, Inc. (a)	1,510	52,140
Amedisys, Inc. (a)	2,400	61,104
America Service Group, Inc.	2,279	34,869
AMERIGROUP Corp. (a)	3,010	125,607
AmSurg Corp. (a)	6,614	119,581
Continucare Corp. (a)	6,470	29,115
The Ensign Group, Inc.	1,753	32,904
Gentiva Health Services, Inc. (a)	4,182	97,357
Health Management Associates, Inc. Class A (a)	83,537	669,131
Healthways, Inc. (a)	1,680	17,606
ICON PLC Sponsored ADR (Ireland) (a)	4,390	84,946
Kindred Healthcare, Inc. (a)	1,030	14,132
LHC Group, Inc. (a)	4,303	115,751

	Number of Shares	Value
LifePoint Hospitals, Inc. (a)	3,653	$123,910
Lincare Holdings, Inc.	4,877	127,875
Magellan Health Services, Inc. (a)	3,516	168,768
Mednax, Inc. (a)	1,095	64,835
Metropolitan Health Networks, Inc. (a)	9,190	38,966
Molina Healthcare, Inc. (a)	4,111	106,557
NovaMed, Inc. (a)	1,513	17,778
Sun Healthcare Group, Inc. (a)	9,858	93,750
Triple-S Management Corp. Class B (a)	3,690	62,250
U.S. Physical Therapy, Inc. (a)	2,739	51,411
Universal Health Services, Inc. Class B	18	743

		2,330,188

Household Products — 0.7%
American Greetings Corp. Class A	4,980	96,463
Blyth, Inc.	1,862	74,703
Central Garden & Pet Co. Class A (a)	11,108	116,079
CSS Industries, Inc.	970	16,228
Ennis, Inc.	3,417	61,643
Helen of Troy Ltd. (a)	1,770	45,400
Kid Brands, Inc. (a)	3,410	33,282
Prestige Brands Holdings, Inc. (a)	7,504	80,668

		524,466

Housewares — 0.4%
National Presto Industries, Inc.	1,232	137,898
The Toro Co.	2,988	169,599

		307,497

Insurance — 6.3%
Allied World Assurance Co. Holdings Ltd.	2,300	131,583
American Equity Investment Life Holding Co.	9,890	107,307
American Safety Insurance Holdings Ltd. (a)	1,290	23,955
AMERISAFE, Inc. (a)	4,037	77,066
Amtrust Financial Services, Inc.	7,743	115,913
Argo Group International Holdings Ltd.	3,031	105,145
Aspen Insurance Holdings Ltd.	4,680	132,772
CNA Surety Corp. (a)	4,258	81,967
EMC Insurance Group, Inc.	910	19,237
Employers Holdings, Inc.	3,570	57,798
Endurance Specialty Holdings Ltd.	3,916	162,122
Enstar Group Ltd. (a)	1,068	85,643
FBL Financial Group, Inc. Class A	3,050	79,788
Flagstone Reinsurance Holdings SA	6,910	75,319
FPIC Insurance Group, Inc. (a)	2,405	85,185
Greenlight Capital Re Ltd. Class A (a)	4,190	119,666
The Hanover Insurance Group, Inc.	6,222	281,545
Harleysville Group, Inc.	1,650	56,645

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Horace Mann Educators Corp.	5,530	$103,356
Infinity Property & Casualty Corp.	2,713	140,398
Life Partners Holdings, Inc.	4,849	89,997
Maiden Holdings Ltd.	4,550	34,808
Meadowbrook Insurance Group, Inc.	6,840	59,029
Mercer Insurance Group, Inc.	1,090	20,002
Mercury General Corp.	3,010	127,865
MGIC Investment Corp. (a)	46,260	408,013
Montpelier Re Holdings Ltd.	7,400	135,568
National Interstate Corp.	952	20,439
National Western Life Insurance Co. Class A	209	33,442
The Navigators Group, Inc. (a)	1,180	54,245
OneBeacon Insurance Group Ltd. Class A	4,190	58,995
Platinum Underwriters Holdings Ltd.	3,617	155,712
Primerica, Inc.	2,530	53,434
ProAssurance Corp. (a)	2,718	156,258
Protective Life Corp.	5,630	134,951
Radian Group, Inc.	29,460	223,601
RLI Corp.	590	33,878
Safety Insurance Group, Inc.	3,314	153,968
Selective Insurance Group, Inc.	2,490	42,131
StanCorp Financial Group, Inc.	3,017	129,429
Symetra Financial Corp.	8,710	96,246
Unitrin, Inc.	5,370	130,491
Universal American Corp.	5,290	85,063
Validus Holdings Ltd.	4,423	125,436
W.R. Berkley Corp.	2,050	56,416

		4,661,827

Internet — 4.2%
AOL, Inc. (a)	4,970	132,600
Blue Coat Systems, Inc. (a)	32,989	889,713
EarthLink, Inc.	15,042	135,228
eResearch Technology, Inc. (a)	8,952	68,214
Giant Interactive Group, Inc. Sponsored ADR (Cayman Islands)	6,302	44,744
j2 Global Communications, Inc. (a)	19,796	521,625
NutriSystem, Inc.	420	8,030
Perfect World Co. Ltd. Sponsored ADR (Cayman Islands) (a)	3,509	113,692
Perficient, Inc. (a)	2,307	24,362
Saba Software, Inc. (a)	4,900	29,204
Sohu.com, Inc. (a)	2,260	168,370
TIBCO Software, Inc. (a)	35,588	684,001
United Online, Inc.	14,333	88,578
ValueClick, Inc. (a)	11,839	162,905
Web.com Group, Inc. (a)	1,566	9,709
Websense, Inc. (a)	1,843	37,081

		3,118,056

Investment Companies — 1.5%
American Capital Ltd. (a)	2,410	16,822

	Number of Shares	Value
Ares Capital Corp.	30,760	$514,922
BlackRock Kelso Capital Corp.	10,060	117,903
Fifth Street Finance Corp.	12,510	147,618
Gladstone Capital Corp.	5,993	68,740
Gladstone Investment Corp.	4,080	29,702
Hercules Technology Growth Capital, Inc.	2,204	22,437
MCG Capital Corp.	8,823	55,850
PennantPark Investment Corp.	101	1,123
Solar Capital Ltd.	1,530	34,150
TICC Capital Corp.	5,280	54,595
Triangle Capital Corp.	1,600	25,984

		1,089,846

Leisure Time — 0.2%
Ambassadors Group, Inc.	2,746	30,453
Polaris Industries, Inc.	1,656	117,725

		148,178

Lodging — 0.3%
Ameristar Casinos, Inc.	11,267	201,454

Machinery – Construction & Mining — 0.2%
Terex Corp. (a)	8,260	185,437

Machinery – Diversified — 1.7%
Alamo Group, Inc.	1,060	25,440
Applied Industrial Technologies, Inc.	4,260	129,547
Briggs & Stratton Corp.	5,420	95,392
Duoyuan Printing, Inc. (a)	6,460	15,956
DXP Enterprises, Inc. (a)	1,257	23,933
Gardner Denver, Inc.	8,485	490,603
NACCO Industries, Inc. Class A	430	42,682
Robbins & Myers, Inc.	1,280	37,158
Wabtec Corp.	8,317	389,568
Zebra Technologies Corp. Class A (a)	860	30,771

		1,281,050

Manufacturing — 1.7%
A.O. Smith Corp.	2,160	121,025
American Railcar Industries, Inc. (a)	1,170	18,030
AZZ, Inc.	2,268	84,234
Blount International, Inc. (a)	880	13,200
Ceradyne, Inc. (a)	5,492	130,764
China Yuchai International Ltd.	3,530	90,439
Crane Co.	930	35,582
EnPro Industries, Inc. (a)	8,093	284,388
FreightCar America, Inc.	6,108	161,618
GP Strategies Corp. (a)	2,600	22,568
Koppers Holdings, Inc.	1,244	34,683
Myers Industries, Inc.	3,097	27,346
Sturm, Ruger & Co., Inc.	6,852	107,302
Teleflex, Inc.	140	7,805
Tredegar Corp.	5,067	97,742

		1,236,726

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 1.6%
Dex One Corp. (a)	2,060	$14,441
The Dolan Co. (a)	7,210	77,147
FactSet Research Systems, Inc.	6,978	612,529
Gannett Co., Inc.	10,225	121,166
John Wiley & Sons, Inc. Class A	839	36,211
Journal Communications, Inc. Class A (a)	4,480	20,653
Lee Enterprises, Inc. (a)	11,640	21,417
The McClatchy Co. Class A (a)	6,780	18,713
Meredith Corp.	580	19,691
The New York Times Co. Class A (a)	2,080	15,954
Scholastic Corp.	4,390	129,285
Sinclair Broadcast Group, Inc. Class A (a)	12,826	102,480

		1,189,687

Metal Fabricate & Hardware — 0.2%
Hawk Corp. Class A (a)	240	11,959
Kaydon Corp.	190	6,625
L.B. Foster Co. Class A (a)	120	3,963
The Timken Co.	3,710	153,668
Valmont Industries, Inc.	10	789

		177,004

Mining — 0.7%
Compass Minerals International, Inc.	6,990	551,301
Contango ORE, Inc. (a) (c)	94	357
Redcorp Ventures Ltd. (c)	89,600	440

		552,098

Oil & Gas — 2.5%
Atwood Oceanics, Inc. (a)	3,410	110,859
Bill Barrett Corp. (a)	3,390	127,972
Callon Petroleum Co. (a)	5,720	28,200
Contango Oil & Gas Co. (a)	930	48,909
CVR Energy, Inc. (a)	5,958	56,720
Dominion Resources Black Warrior Trust	1,330	20,921
Gran Tierra Energy, Inc. (a)	10,440	77,882
Gulfport Energy Corp. (a)	20	333
Holly Corp.	27,802	909,959
Pengrowth Energy Trust	11,100	133,089
Petrobras Argentina SA ADR (Argentina)	450	8,096
PetroQuest Energy, Inc. (a)	8,080	45,086
Precision Drilling Corp. (a)	11,760	91,728
PrimeEnergy Corp. (a)	500	9,745
Stone Energy Corp. (a)	6,250	97,688
VAALCO Energy, Inc. (a)	5,660	33,281
W&T Offshore, Inc.	4,210	45,805

		1,846,273

	Number of Shares	Value
Oil & Gas Services — 1.0%
Acergy SA Sponsored ADR (Luxembourg)	8,690	$175,277
Bolt Technology Corp. (a)	1,814	20,153
Cal Dive International, Inc. (a)	10,021	50,706
Cie Generale de Geophysique-Veritas Sponsored ADR (France) (a)	3,640	84,776
Complete Production Services, Inc. (a)	4,060	95,126
Matrix Service Co. (a)	153	1,389
North American Energy Partners, Inc. (a)	120	1,042
Oil States International, Inc. (a)	3,306	169,003
Superior Energy Services, Inc. (a)	2,890	79,822
TETRA Technologies, Inc. (a)	4,680	45,677
TGC Industries, Inc. (a)	4,415	16,335

		739,306

Packaging & Containers — 0.8%
Packaging Corporation of America	23,916	584,268

Pharmaceuticals — 3.9%
China Sky One Medical, Inc. (a)	1,510	13,756
Cubist Pharmaceuticals, Inc. (a)	5,641	131,322
Endo Pharmaceuticals Holdings, Inc. (a)	4,546	167,020
Herbalife Ltd.	2,686	171,528
Hi-Tech Pharmacal Co., Inc. (a)	1,950	42,179
Impax Laboratories, Inc. (a)	5,950	112,098
Medicis Pharmaceutical Corp. Class A	4,526	134,648
Par Pharmaceutical Cos., Inc. (a)	3,600	117,036
Perrigo Co.	6,029	397,191
Questcor Pharmaceuticals, Inc. (a)	12,973	159,179
Salix Pharmaceuticals Ltd. (a)	13,530	511,840
Savient Pharmaceuticals, Inc. (a)	23,979	297,579
Sirona Dental Systems, Inc. (a)	3,196	120,329
SXC Health Solutions Corp. (a)	6,930	269,993
Targacept, Inc. (a)	580	14,361
Valeant Pharmaceuticals International, Inc.	5,310	146,609
Viropharma, Inc. (a)	6,060	99,142

		2,905,810

Pipelines — 0.6%
MarkWest Energy Partners, LP	11,254	429,002

Real Estate — 0.1%
W.P. Carey & Co. LLC	1,603	49,949

Real Estate Investment Trusts (REITS) — 6.2%
Associated Estates Realty Corp.	5,510	76,534
Brandywine Realty Trust	22,760	272,437
BRE Properties, Inc.	2,920	125,356
Campus Crest Communities, Inc. (a)	15,620	195,250

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CBL & Associates Properties, Inc.	9,060	$142,061
Chatham Lodging Trust	4,980	91,831
Chesapeake Lodging Trust	670	12,047
Colonial Properties Trust	420	7,531
Digital Realty Trust, Inc.	8,522	509,019
Education Realty Trust, Inc.	2,570	19,275
Essex Property Trust, Inc.	1,150	129,904
Extra Space Storage, Inc.	6,460	104,652
Hatteras Financial Corp.	16,355	478,874
Home Properties, Inc.	2,360	128,502
LaSalle Hotel Properties	18,820	445,846
Mid-America Apartment Communities, Inc.	9,685	591,075
Pebblebrook Hotel Trust (a)	4,250	83,257
PS Business Parks, Inc.	2,050	121,483
Saul Centers, Inc.	20	854
Starwood Property Trust, Inc.	9,952	201,130
Strategic Hotels & Resorts, Inc. (a)	45,120	205,296
Tanger Factory Outlet Centers, Inc.	11,591	555,441
Taubman Centers, Inc.	2,750	127,655
U-Store-It Trust	6,250	53,812

		4,679,122

Retail — 6.9%
Aeropostale, Inc. (a)	5,095	124,216
AFC Enterprises, Inc (a)	2,866	36,427
AnnTaylor Stores Corp. (a)	2,080	48,464
Big Lots, Inc. (a)	4,127	129,464
Bob Evans Farms, Inc.	880	25,256
Books-A-Million, Inc.	1,960	12,446
Brinker International, Inc.	4,440	82,318
Cabela’s, Inc. (a)	2,138	39,639
Cash America International, Inc.	4,558	160,578
The Cato Corp. Class A	6,379	168,725
CEC Entertainment, Inc. (a)	4,322	143,490
The Children’s Place Retail Store, Inc. (a)	17,242	759,683
Cracker Barrel Old Country Store, Inc.	2,870	154,664
Dillard’s, Inc. Class A	5,140	131,121
DSW, Inc. Class A (a)	4,080	135,742
Express, Inc. (a)	750	10,260
EZCORP, Inc. Class A (a)	7,980	171,410
The Finish Line, Inc. Class A	8,115	124,160
First Cash Financial Services, Inc. (a)	5,667	164,740
Insight Enterprises, Inc. (a)	7,624	115,275
Jack in the Box, Inc. (a)	14,162	327,992
Jo-Ann Stores, Inc. (a)	3,130	135,372
Jos. A. Bank Clothiers, Inc. (a)	2,418	105,425
Kirkland’s, Inc. (a)	7,963	107,102
The Men’s Wearhouse, Inc.	1,500	36,660
Papa John’s International, Inc. (a)	5,133	132,585
Phillips-Van Heusen Corp.	12,380	759,389
Retail Ventures, Inc. (a)	780	10,600

	Number of Shares	Value
Ruby Tuesday, Inc. (a)	170	$2,057
Select Comfort Corp. (a)	5,870	48,780
Signet Jewelers Ltd. (a)	4,029	141,740
Stage Stores, Inc.	3,377	45,015
Tractor Supply Co.	14,356	568,498

		5,159,293

Savings & Loans — 0.3%
BofI Holding, Inc. (a)	1,250	16,075
First Defiance Financial Corp. (a)	2,468	27,494
First Niagara Financial Group, Inc.	15,440	182,964

		226,533

Semiconductors — 4.5%
Amkor Technology, Inc. (a)	16,850	121,489
ASM International NV (a)	800	20,440
ATMI, Inc. (a)	730	12,899
Cabot Microelectronics Corp. (a)	2,070	79,964
Fairchild Semiconductor International, Inc. (a)	14,020	158,006
Himax Technologies, Inc. ADR (Cayman Islands)	16,978	39,559
Integrated Device Technology, Inc. (a)	190	1,119
Kulicke & Soffa Industries, Inc. (a)	7,010	43,602
Lattice Semiconductor Corp. (a)	17,000	82,620
Micrel, Inc.	9,152	109,000
Microsemi Corp. (a)	1,560	31,200
Netlogic Microsystems, Inc. (a)	20,268	609,256
ON Semiconductor Corp. (a)	1,630	12,502
Photronics, Inc. (a)	1,840	11,555
PMC-Sierra, Inc. (a)	9,560	73,516
QLogic Corp. (a)	6,617	116,261
Semtech Corp. (a)	24,567	525,980
Silicon Motion Technology Corp. Sponsored ADR (Cayman Islands) (a)	3,132	16,913
Skyworks Solutions, Inc. (a)	21,397	490,205
Standard Microsystems Corp. (a)	460	11,104
Teradyne, Inc. (a)	11,580	130,159
Tessera Technologies, Inc. (a)	3,691	72,824
Varian Semiconductor Equipment Associates, Inc. (a)	12,672	413,994
Veeco Instruments, Inc. (a)	3,440	143,964

		3,328,131

Software — 5.0%
Actuate Corp. (a)	10,509	50,864
Acxiom Corp. (a)	7,650	134,257
Allscripts Healthcare Solutions, Inc. (a)	19,198	366,490
Blackboard, Inc. (a)	11,187	466,945
Broadridge Financial Solutions, Inc.	7,163	157,586
Changyou.com Ltd. Sponsored ADR (Cayman Islands) (a)	3,110	105,647

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Compuware Corp. (a)	15,202	$152,172
Concur Technologies, Inc. (a)	5,740	296,299
CSG Systems International, Inc. (a)	6,612	128,537
Fair Isaac Corp.	6,631	159,409
Ituran Location and Control Ltd.	1,470	22,859
Lawson Software, Inc. (a)	5,580	49,662
ManTech International Corp. Class A (a)	890	34,897
MedAssets, Inc. (a)	9,218	170,902
MicroStrategy, Inc. Class A (a)	1,733	157,062
Monotype Imaging Holdings, Inc. (a)	2,430	23,158
MSCI, Inc. Class A (a)	23,328	836,309
Open Text Corp. (a)	700	30,961
Patni Computer Systems Ltd. Sponsored ADR (India)	4,421	92,310
Pervasive Software, Inc. (a)	3,550	18,034
Quest Software, Inc. (a)	6,837	178,924
Satyam Computer Services Ltd. ADR (India) (a)	80	280
Shanda Games Ltd. Sponsored ADR (Cayman Islands) (a)	15,140	101,438

		3,735,002

Telecommunications — 4.3%
Anixter International, Inc.	2,360	126,708
Arris Group, Inc. (a)	20,321	189,189
Atheros Communications, Inc. (a)	20,007	621,017
Black Box Corp.	2,232	74,102
Cellcom Israel Ltd.	3,580	120,968
Cincinnati Bell, Inc. (a)	25,545	62,585
Comtech Telecommunications Corp.	2,790	85,988
HickoryTech Corp.	2,310	21,021
IDT Corp. Class B (a)	2,630	38,608
InterDigital, Inc. (a)	4,320	145,022
NeuStar, Inc. Class A (a)	28,370	732,230
Neutral Tandem, Inc. (a)	10	146
Nortel Inversora SA Series B ADR (Argentina) (a)	1,300	35,568
NTELOS Holdings Corp.	2,970	53,965
Plantronics, Inc.	4,100	147,108
Polycom, Inc. (a)	13,080	441,843
RF Micro Devices, Inc. (a)	22,260	162,276
Sierra Wireless, Inc. (a)	828	9,994
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	2,720	21,270
USA Mobility, Inc.	7,425	124,963

		3,214,571

Textiles — 0.2%
G&K Services, Inc. Class A	1,730	42,765
UniFirst Corp.	1,860	85,616

		128,381

	Number of Shares	Value
Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc. (a)	4,320	$81,432

Transportation — 2.9%
Atlas Air Worldwide Holdings, Inc. (a)	2,430	126,992
Diana Shipping, Inc. (a)	6,984	95,332
Excel Maritime Carriers Ltd. (a)	8,730	50,809
Genesee & Wyoming, Inc. Class A (a)	5,350	247,330
Guangshen Railway Co. Ltd. Sponsored ADR (China)	170	3,458
Gulfmark Offshore, Inc. (a)	43	1,273
Hub Group, Inc. Class A (a)	17,043	553,386
Old Dominion Freight Line, Inc. (a)	29,029	814,263
Paragon Shipping, Inc. Class A	7,050	26,297
Safe Bulkers, Inc.	9,716	82,100
Teekay Tankers Ltd. Class A	88	1,045
United Continental Holdings, Inc. (a)	5,700	165,528

		2,167,813

Trucking & Leasing — 0.2%
Aircastle Ltd.	4,478	41,242
AMERCO (a)	1,120	92,199
Fly Leasing Ltd. ADR (Bermuda)	1,720	22,429
TAL International Group, Inc.	60	1,681

		157,551

Water — 0.5%
Aqua America, Inc.	16,609	357,592

TOTAL COMMON STOCK (Cost $61,180,095)		73,585,192

TOTAL EQUITIES (Cost $61,180,095)		73,585,192

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (c)	300	3

TOTAL RIGHTS (Cost $0)		3

TOTAL LONG-TERM INVESTMENTS (Cost $61,180,095)		73,585,195

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (d)	$731,036	731,036

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $731,036)	$731,036

TOTAL INVESTMENTS — 99.9% (Cost $61,911,131) (e)	74,316,231

Other Assets/(Liabilities) — 0.1%	58,129

NET ASSETS — 100.0%	$74,374,360

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Maturity value of $731,037. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $746,688.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Advertising — 0.1%
APAC Customer Services, Inc. (a)	810	$4,917
China MediaExpress Holdings, Inc. (a)	8,660	133,883
Harte-Hanks, Inc.	2,802	33,848

		172,648

Aerospace & Defense — 1.6%
BE Aerospace, Inc. (a)	48,430	1,780,287
Cubic Corp.	7,790	339,410
Ducommun, Inc.	3,550	76,219
GenCorp, Inc. (a)	41,380	201,521
LMI Aerospace, Inc. (a)	1,080	17,636
Spirit AeroSystems Holdings, Inc. Class A (a)	37,980	821,887
Teledyne Technologies, Inc. (a)	2,460	102,262

		3,339,222

Agriculture — 0.1%
Alliance One International, Inc. (a)	11,430	50,521
The Andersons, Inc.	2,800	110,236

		160,757

Airlines — 0.7%
Alaska Air Group, Inc. (a)	7,310	385,968
Allegiant Travel Co.	20	942
Hawaiian Holdings, Inc. (a)	41,801	305,983
JetBlue Airways Corp. (a)	56,290	392,904
Pinnacle Airlines Corp. (a)	7,450	42,912
Republic Airways Holdings, Inc. (a)	15,080	140,093
US Airways Group, Inc. (a)	11,640	137,236

		1,406,038

Apparel — 0.8%
Carter’s, Inc. (a)	2,010	50,049
Deckers Outdoor Corp. (a)	6,420	373,002
The Jones Group, Inc.	8,370	121,030
Oxford Industries, Inc.	4,370	100,641
Perry Ellis International, Inc. (a)	8,020	180,290
The Timberland Co. Class A (a)	18,389	385,801
True Religion Apparel, Inc. (a)	3,300	67,485
The Warnaco Group, Inc. (a)	7,240	384,517

		1,662,815

Auto Manufacturers — 0.2%
Oshkosh Corp. (a)	12,240	361,202

Automotive & Parts — 0.8%
Cooper Tire & Rubber Co.	17,050	334,350
Dana Holding Corp. (a)	70,120	992,198
Federal-Mogul Corp. (a)	3,600	71,388
Fuel Systems Solutions, Inc. (a)	3,800	155,724
The Goodyear Tire & Rubber Co. (a)	7,140	72,971

		1,626,631

	Number of Shares	Value
Banks — 2.9%
Alliance Financial Corp.	2,090	$63,682
Banco Latinoamericano de Comercio Exterior SA	9,640	148,552
Banco Macro SA Class B Sponsored ADR (Argentina)	7,940	395,809
BBVA Banco Frances SA Sponsored ADR (Argentina)	8,270	99,653
CapitalSource, Inc.	109,200	667,212
Cass Information Systems, Inc.	590	20,373
Century Bancorp, Inc. Class A	2,350	55,824
City Holding Co.	2,640	83,688
First Midwest Bancorp, Inc.	49,770	533,037
FirstMerit Corp.	29,170	501,141
Grupo Financiero Galicia SA ADR (Argentina) (a)	960	12,509
Hancock Holding Co.	4,320	135,734
IBERIABANK Corp.	23,480	1,222,134
International Bancshares Corp.	3,120	53,446
National Bankshares, Inc.	1,820	47,593
Northrim BanCorp, Inc.	3,310	56,435
Northwest Bancshares, Inc.	46,735	529,975
Synovus Financial Corp.	362,360	782,698
Westamerica Bancorporation	10,660	533,213

		5,942,708

Beverages — 0.2%
Cott Corp. (a)	43,990	360,718

Biotechnology — 1.0%
Bio-Rad Laboratories, Inc. Class A (a)	80	7,250
Cambrex Corp. (a)	19,670	89,105
Harvard Bioscience, Inc. (a)	14,230	56,066
Human Genome Sciences, Inc. (a)	13,730	369,062
Integra LifeSciences Holdings (a)	21,430	921,918
Martek Biosciences Corp. (a)	17,248	378,594
PDL BioPharma, Inc.	51,068	267,086

		2,089,081

Building Materials — 0.7%
AAON, Inc.	6,803	167,014
Eagle Materials, Inc.	46,860	1,099,335
Gibraltar Industries, Inc. (a)	3,860	35,242
Interline Brands, Inc. (a)	1,710	34,354
Quanex Building Products Corp.	4,600	82,892

		1,418,837

Chemicals — 1.9%
Arch Chemicals, Inc.	1,360	48,294
Ashland, Inc.	58	2,994
Cytec Industries, Inc.	29,504	1,461,038
Hawkins, Inc.	6,580	236,222
Innophos Holdings, Inc.	13,423	492,892
Innospec, Inc. (a)	3,680	62,302
KMG Chemicals, Inc.	4,200	58,758

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Minerals Technologies, Inc.	6,185	$362,874
NewMarket Corp.	2,340	277,337
OM Group, Inc. (a)	5,840	194,297
PolyOne Corp. (a)	18,680	241,346
Stepan Co.	2,030	136,903
W.R. Grace & Co. (a)	11,760	377,026

		3,952,283

Coal — 0.2%
Cloud Peak Energy, Inc. (a)	17,860	310,228
James River Coal Co. (a)	8,340	144,366

		454,594

Commercial Services — 5.2%
Advance America Cash Advance Centers, Inc.	39,210	195,658
Avis Budget Group, Inc. (a)	240	2,786
Bridgepoint Education, Inc. (a)	6,340	90,282
Capella Education Co. (a)	27,930	1,531,402
Career Education Corp. (a)	19,560	343,082
CBIZ, Inc. (a)	31,160	184,467
Chemed Corp.	5,380	317,097
Consolidated Graphics, Inc. (a)	7,050	328,177
Convergys Corp. (a)	4,063	45,993
Corinthian Colleges, Inc. (a)	21,370	111,551
Corvel Corp. (a)	1,270	56,896
CPI Corp.	2,870	70,774
Deluxe Corp.	22,734	464,683
Donnelley (R.R.) & Sons Co.	17,980	331,731
Emergency Medical Services Corp. Class A (a)	3,560	193,593
Euronet Worldwide, Inc. (a)	960	17,338
Forrester Research, Inc. (a)	2,150	71,101
FTI Consulting, Inc. (a)	3,560	126,238
Global Cash Access Holdings, Inc. (a)	35,326	128,587
Great Lakes Dredge & Dock Co.	25,640	158,712
Healthspring, Inc. (a)	16,191	472,615
Hillenbrand, Inc.	4,220	90,688
HMS Holdings Corp. (a)	15,440	928,098
ITT Educational Services, Inc. (a)	790	50,979
Kendle International, Inc. (a)	2,390	21,773
Korn/Ferry International (a)	21,350	376,400
Lender Processing Services, Inc.	23,030	664,185
Lincoln Educational Services Corp. (a)	11,650	145,159
MAXIMUS, Inc.	5,010	303,756
Navigant Consulting, Inc. (a)	7,040	64,416
Net 1 UEPS Technologies, Inc. (a)	22,720	280,138
Pre-Paid Legal Services, Inc. (a)	4,110	247,340
Providence Service Corp. (a)	3,040	49,947
Rent-A-Center, Inc.	15,590	391,933
Robert Half International, Inc.	31,410	851,525
Sotheby’s	2,420	106,093
Team, Inc. (a)	1,480	29,363
Teekay Offshore Partners LP	6,520	172,910

	Number of Shares	Value
TeleTech Holdings, Inc. (a)	23,987	$364,123
Universal Technical Institute, Inc.	1,670	32,315
Valassis Communications, Inc. (a)	9,920	327,360

		10,741,264

Computers — 1.4%
CACI International, Inc. Class A (a)	28,750	1,440,950
DST Systems, Inc.	7,833	338,934
Manhattan Associates, Inc. (a)	14,112	434,367
MTS Systems Corp.	70	2,294
Ness Technologies, Inc. (a)	18,780	90,520
Netscout Systems, Inc. (a)	170	3,990
Rimage Corp. (a)	3,080	45,676
STEC, Inc. (a)	760	11,856
Synaptics, Inc. (a)	14,920	401,796
Unisys Corp. (a)	4,210	97,040

		2,867,423

Cosmetics & Personal Care — 0.0%
Elizabeth Arden, Inc. (a)	910	18,610
Inter Parfums, Inc.	780	13,642

		32,252

Distribution & Wholesale — 1.0%
Fossil, Inc. (a)	17,881	1,054,800
Pool Corp.	46,960	945,774
Tech Data Corp. (a)	20	860

		2,001,434

Diversified Financial — 2.6%
Altisource Portfolio Solutions SA (a)	8,820	230,731
BGC Partners, Inc. Class A	640	4,442
Calamos Asset Management, Inc. Class A	4,560	54,674
Credit Acceptance Corp. (a)	4,000	235,240
Encore Capital Group, Inc. (a)	9,070	184,302
Federal Agricultural Mortgage Corp. Class C	1,520	17,890
Federated Investors, Inc. Class B	4,030	100,387
Investment Technology Group, Inc. (a)	70	997
Janus Capital Group, Inc.	9,520	100,531
Knight Capital Group, Inc. Class A (a)	57,315	746,815
MF Global Holdings Ltd. (a)	164,323	1,286,649
National Financial Partners Corp. (a)	9,280	128,064
Nelnet, Inc. Class A	17,305	388,843
Oppenheimer Holdings, Inc. Class A (b)	670	17,052
optionsXpress Holdings, Inc. (a)	49,380	788,599
Rodman & Renshaw Capital Group, Inc. (a)	27,630	79,298
Stifel Financial Corp. (a)	14,320	678,625
Waddell & Reed Financial, Inc. Class A	2,800	81,396

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
World Acceptance Corp. (a)	8,025	$346,279

		5,470,814

Electric — 1.6%
Cia Paranaense de Energia Sponsored ADR (Brazil)	17,800	413,494
El Paso Electric Co. (a)	11,310	278,226
Empresa Distribuidora y Comercializadora Norte SA Sponsored ADR (Argentina) (a)	7,158	73,155
Integrys Energy Group, Inc.	5,740	305,310
NorthWestern Corp.	27,960	832,369
UIL Holdings Corp.	15,050	435,848
Unisource Energy Corp.	4,480	157,114
Westar Energy, Inc.	32,910	832,623

		3,328,139

Electrical Components & Equipment — 1.3%
China Sunergy Co. Ltd. (a)	41,780	188,428
Fushi Copperweld, Inc. (a)	9,060	84,258
Generac Holdings, Inc. (a)	41,200	557,436
Greatbatch, Inc. (a)	36,200	787,350
Hubbell, Inc. Class B	7,170	387,323
JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)	29,630	247,411
Lihua International, Inc. (a)	6,200	66,154
Powell Industries, Inc. (a)	10,068	310,698
Power-One, Inc. (a)	13,160	136,996

		2,766,054

Electronics — 1.9%
AVX Corp.	24,660	353,624
Brady Corp. Class A	2,210	67,957
Celestica, Inc. (a)	11,300	95,146
China Digital TV Holding Co. Ltd. Sponsored ADR (Cayman Islands) (a)	8,720	57,378
Coherent, Inc. (a)	4,300	180,428
CTS Corp.	450	4,568
Imax Corp. (a)	68,570	1,484,540
Jinpan International Ltd.	8,420	113,670
Multi-Fineline Electronix, Inc. (a)	12,110	296,453
Park Electrochemical Corp.	180	4,860
Spectrum Control, Inc. (a)	6,560	100,106
Thomas & Betts Corp. (a)	10,094	439,594
Vishay Intertechnology, Inc. (a)	36,630	413,919
Watts Water Technologies, Inc. Class A	6,150	216,295

		3,828,538

Energy – Alternate Sources — 0.3%
GT Solar International, Inc. (a)	43,300	356,359
Solarfun Power Holdings Co. Ltd. Sponsored ADR (Cayman Islands) (a)	24,710	252,289

		608,648

	Number of Shares	Value
Engineering & Construction — 0.9%
Chicago Bridge & Iron Co. NV (a)	13,620	$343,360
Dycom Industries, Inc. (a)	7,170	76,719
Emcor Group, Inc. (a)	6,776	175,160
Michael Baker Corp. (a)	5,505	179,903
Sterling Construction Co., Inc. (a)	6,110	74,542
Tutor Perini Corp. (a)	39,895	925,963

		1,775,647

Entertainment — 1.1%
Bally Technologies, Inc. (a)	58,600	2,114,288
National CineMedia, Inc.	220	4,074
Speedway Motorsports, Inc.	8,220	125,766

		2,244,128

Environmental Controls — 0.7%
Darling International, Inc. (a)	4,160	41,642
Duoyuan Global Water, Inc. ADR (British Virgin Islands) (a)	5,240	65,552
Waste Connections, Inc.	31,910	1,300,013

		1,407,207

Foods — 2.1%
Cal-Maine Foods, Inc.	7,550	218,723
Corn Products International, Inc.	8,880	377,844
Del Monte Foods Co.	21,120	302,861
Flowers Foods, Inc.	40,910	1,042,387
Fresh Del Monte Produce, Inc. (a)	4,600	101,798
M&F Worldwide Corp. (a)	6,382	171,548
Nash Finch Co.	4,810	201,539
Overhill Farms, Inc. (a)	8,540	44,408
Seaboard Corp.	100	185,405
Spartan Stores, Inc.	120	1,794
TreeHouse Foods, Inc. (a)	35,080	1,638,236

		4,286,543

Forest Products & Paper — 1.0%
Boise, Inc. (a)	28,620	207,495
Buckeye Technologies, Inc.	21,730	392,226
Clearwater Paper Corp. (a)	3,700	298,775
Domtar Corp.	5,030	399,181
KapStone Paper and Packaging Corp. (a)	14,250	182,400
P.H. Glatfelter Co.	16,420	204,265
Rock-Tenn Co. Class A	6,606	375,551

		2,059,893

Gas — 1.0%
Atmos Energy Corp.	11,340	333,963
Chesapeake Utilities Corp.	1,390	50,999
The Laclede Group, Inc.	4,890	171,688
Nicor, Inc.	7,490	356,749
PAA Natural Gas Storage LP	27,500	661,650
Southwest Gas Corp.	11,840	411,558

		1,986,607

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.6%
Franklin Electric Co., Inc.	1,210	$43,693
Regal-Beloit Corp.	19,790	1,142,081

		1,185,774

Health Care – Products — 2.0%
American Medical Systems Holdings, Inc. (a)	5,860	118,372
Atrion Corp.	930	151,478
Bruker Corp. (a)	14,840	222,452
China Medical Technologies, Inc. Sponsored ADR (Cayman Islands) (a)	3,670	44,334
The Cooper Cos., Inc.	4,620	227,951
Cyberonics, Inc. (a)	310	8,528
Dexcom, Inc. (a)	26,790	368,362
Haemonetics Corp. (a)	1,110	60,662
Hill-Rom Holdings, Inc.	4,113	159,379
ICU Medical, Inc. (a)	2,160	78,840
Immucor, Inc. (a)	760	13,224
Invacare Corp.	13,478	363,906
Kensey Nash Corp. (a)	7,255	195,595
Kinetic Concepts, Inc. (a)	9,036	343,639
Orthofix International NV (a)	18,430	516,224
Steris Corp.	9,870	337,751
Symmetry Medical, Inc. (a)	4,600	40,710
Utah Medical Products, Inc.	1,870	53,332
Volcano Corp. (a)	33,680	822,466
Young Innovations, Inc.	2,040	56,651

		4,183,856

Health Care – Services — 3.1%
Allied Healthcare International, Inc. (a)	18,240	51,619
Almost Family, Inc. (a)	4,110	141,918
Amedisys, Inc. (a)	6,460	164,472
America Service Group, Inc.	6,120	93,636
AMERIGROUP Corp. (a)	8,220	343,021
AmSurg Corp. (a)	17,976	325,006
Continucare Corp. (a)	17,470	78,615
The Ensign Group, Inc.	4,770	89,533
Gentiva Health Services, Inc. (a)	11,188	260,457
Health Management Associates, Inc. Class A (a)	232,950	1,865,929
Healthways, Inc. (a)	4,525	47,422
ICON PLC Sponsored ADR (Ireland) (a)	11,770	227,749
Kindred Healthcare, Inc. (a)	2,790	38,279
LHC Group, Inc. (a)	11,626	312,739
LifePoint Hospitals, Inc. (a)	9,928	336,758
Lincare Holdings, Inc.	13,164	345,160
Magellan Health Services, Inc. (a)	9,473	454,704
Mednax, Inc. (a)	2,960	175,262
Metropolitan Health Networks, Inc. (a)	24,860	105,406

	Number of Shares	Value
Molina Healthcare, Inc. (a)	11,162	$289,319
NovaMed, Inc. (a)	4,113	48,328
Sun Healthcare Group, Inc. (a)	26,620	253,156
Triple-S Management Corp. Class B (a)	9,982	168,396
U.S. Physical Therapy, Inc. (a)	7,380	138,523
Universal Health Services, Inc. Class B	50	2,064

		6,357,471

Household Products — 0.7%
American Greetings Corp. Class A	13,510	261,689
Blyth, Inc.	5,064	203,168
Central Garden & Pet Co. Class A (a)	29,978	313,270
CSS Industries, Inc.	2,620	43,833
Ennis, Inc.	9,218	166,293
Helen of Troy Ltd. (a)	4,830	123,889
Kid Brands, Inc. (a)	9,222	90,007
Prestige Brands Holdings, Inc. (a)	20,270	217,902

		1,420,051

Housewares — 0.4%
National Presto Industries, Inc.	3,291	368,362
The Toro Co.	8,073	458,223

		826,585

Insurance — 6.2%
Allied World Assurance Co. Holdings Ltd.	6,201	354,759
American Equity Investment Life Holding Co.	26,750	290,237
American Safety Insurance Holdings Ltd. (a)	3,510	65,181
AMERISAFE, Inc. (a)	10,993	209,856
Amtrust Financial Services, Inc.	20,342	304,520
Argo Group International Holdings Ltd.	8,190	284,111
Aspen Insurance Holdings Ltd.	12,820	363,703
CNA Surety Corp. (a)	11,510	221,568
EMC Insurance Group, Inc.	2,420	51,159
Employers Holdings, Inc.	9,590	155,262
Endurance Specialty Holdings Ltd.	10,384	429,898
Enstar Group Ltd. (a)	2,890	231,749
FBL Financial Group, Inc. Class A	8,290	216,866
Flagstone Reinsurance Holdings SA	18,770	204,593
FPIC Insurance Group, Inc. (a)	6,295	222,969
Greenlight Capital Re Ltd. Class A (a)	11,340	323,870
The Hanover Insurance Group, Inc.	17,230	779,657
Harleysville Group, Inc.	4,451	152,803
Horace Mann Educators Corp.	14,900	278,481
Infinity Property & Casualty Corp.	7,284	376,947
Life Partners Holdings, Inc.	13,134	243,767
Maiden Holdings Ltd.	12,380	94,707
Meadowbrook Insurance Group, Inc.	18,560	160,173

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mercer Insurance Group, Inc.	2,920	$53,582
Mercury General Corp.	8,150	346,212
MGIC Investment Corp. (a)	130,440	1,150,481
Montpelier Re Holdings Ltd.	19,970	365,850
National Interstate Corp.	2,570	55,178
National Western Life Insurance Co. Class A	590	94,406
The Navigators Group, Inc. (a)	3,180	146,185
OneBeacon Insurance Group Ltd. Class A	11,330	159,526
Platinum Underwriters Holdings Ltd.	9,690	417,154
Primerica, Inc.	6,870	145,094
ProAssurance Corp. (a)	7,331	421,459
Protective Life Corp.	15,180	363,865
Radian Group, Inc.	82,140	623,443
RLI Corp.	1,590	91,298
Safety Insurance Group, Inc.	8,938	415,259
Selective Insurance Group, Inc.	6,730	113,872
StanCorp Financial Group, Inc.	8,124	348,520
Symetra Financial Corp.	23,690	261,775
Unitrin, Inc.	14,480	351,864
Universal American Corp.	14,370	231,070
Validus Holdings Ltd.	11,956	339,072
W.R. Berkley Corp.	5,740	157,965

		12,669,966

Internet — 4.2%
AOL, Inc. (a)	13,520	360,714
Blue Coat Systems, Inc. (a)	92,410	2,492,298
EarthLink, Inc.	40,587	364,877
eResearch Technology, Inc. (a)	24,252	184,800
Giant Interactive Group, Inc. Sponsored ADR (Cayman Islands)	16,990	120,629
j2 Global Communications, Inc. (a)	54,795	1,443,848
NutriSystem, Inc.	1,120	21,414
Perfect World Co. Ltd. Sponsored ADR (Cayman Islands) (a)	9,460	306,504
Perficient, Inc. (a)	6,180	65,261
Saba Software, Inc. (a)	13,210	78,732
Sohu.com, Inc. (a)	6,110	455,195
TIBCO Software, Inc. (a)	99,540	1,913,159
United Online, Inc.	38,753	239,493
ValueClick, Inc. (a)	31,820	437,843
Web.com Group, Inc. (a)	4,220	26,164
Websense, Inc. (a)	4,990	100,399

		8,611,330

Investment Companies — 1.5%
American Capital Ltd. (a)	6,440	44,951
Ares Capital Corp.	86,570	1,449,182
BlackRock Kelso Capital Corp.	27,130	317,963
Fifth Street Finance Corp.	35,100	414,180
Gladstone Capital Corp.	16,070	184,323
Gladstone Investment Corp.	10,950	79,716

	Number of Shares	Value
Hercules Technology Growth Capital, Inc.	6,210	$63,218
MCG Capital Corp.	23,840	150,907
PennantPark Investment Corp.	150	1,668
Solar Capital Ltd.	4,150	92,628
TICC Capital Corp.	14,440	149,310
Triangle Capital Corp.	4,340	70,482

		3,018,528

Leisure Time — 0.2%
Ambassadors Group, Inc.	7,420	82,288
Polaris Industries, Inc.	4,530	322,038

		404,326

Lodging — 0.3%
Ameristar Casinos, Inc.	31,800	568,584

Machinery – Construction & Mining — 0.2%
Terex Corp. (a)	22,840	512,758

Machinery – Diversified — 1.7%
Alamo Group, Inc.	2,870	68,880
Applied Industrial Technologies, Inc.	11,590	352,452
Briggs & Stratton Corp.	14,730	259,248
Duoyuan Printing, Inc. (a)	17,500	43,225
DXP Enterprises, Inc. (a)	3,407	64,869
Gardner Denver, Inc.	23,736	1,372,415
NACCO Industries, Inc. Class A	1,148	113,950
Robbins & Myers, Inc.	3,490	101,315
Wabtec Corp.	23,170	1,085,283
Zebra Technologies Corp. Class A (a)	2,320	83,010

		3,544,647

Manufacturing — 1.6%
A.O. Smith Corp.	5,860	328,336
American Railcar Industries, Inc. (a)	3,160	48,696
AZZ, Inc.	6,172	229,228
Blount International, Inc. (a)	2,400	36,000
Ceradyne, Inc. (a)	14,930	355,483
China Yuchai International Ltd.	9,600	245,952
Crane Co.	2,510	96,033
EnPro Industries, Inc. (a)	22,526	791,564
FreightCar America, Inc.	16,995	449,688
GP Strategies Corp. (a)	7,000	60,760
Koppers Holdings, Inc.	3,400	94,792
Myers Industries, Inc.	8,355	73,775
Sturm, Ruger & Co., Inc.	18,440	288,770
Teleflex, Inc.	370	20,627
Tredegar Corp.	13,760	265,430

		3,385,134

Media — 1.6%
Dex One Corp. (a)	5,550	38,906
The Dolan Co. (a)	19,610	209,827
FactSet Research Systems, Inc.	19,380	1,701,176
Gannett Co., Inc.	27,480	325,638

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
John Wiley & Sons, Inc. Class A	2,250	$97,110
Journal Communications, Inc. Class A (a)	12,050	55,551
Lee Enterprises, Inc. (a)	31,380	57,739
The McClatchy Co. Class A (a)	18,350	50,646
Meredith Corp.	1,580	53,641
The New York Times Co. Class A (a)	5,650	43,336
Scholastic Corp.	11,930	351,338
Sinclair Broadcast Group, Inc. Class A (a)	34,552	276,070

		3,260,978

Metal Fabricate & Hardware — 0.2%
Hawk Corp. Class A (a)	650	32,389
Kaydon Corp.	540	18,830
L.B. Foster Co. Class A (a)	360	11,887
The Timken Co.	9,990	413,786
Valmont Industries, Inc.	40	3,154

		480,046

Mining — 0.7%
Compass Minerals International, Inc.	19,340	1,525,345
Contango ORE, Inc. (a) (c)	252	958
Redcorp Ventures Ltd. (c)	338,800	1,663

		1,527,966

Oil & Gas — 2.5%
Atwood Oceanics, Inc. (a)	9,280	301,693
Bill Barrett Corp. (a)	9,180	346,545
Callon Petroleum Co. (a)	15,470	76,267
Contango Oil & Gas Co. (a)	2,520	132,527
CVR Energy, Inc. (a)	16,176	153,996
Dominion Resources Black Warrior Trust	3,640	57,257
Gran Tierra Energy, Inc. (a)	28,320	211,267
Gulfport Energy Corp. (a)	60	1,000
Holly Corp.	77,885	2,549,176
Pengrowth Energy Trust	30,050	360,299
Petrobras Argentina SA ADR (Argentina)	1,210	21,768
PetroQuest Energy, Inc. (a)	21,690	121,030
Precision Drilling Corp. (a)	31,940	249,132
PrimeEnergy Corp. (a)	1,353	26,370
Stone Energy Corp. (a)	16,930	264,616
VAALCO Energy, Inc. (a)	15,390	90,493
W&T Offshore, Inc.	11,400	124,032

		5,087,468

Oil & Gas Services — 1.0%
Acergy SA Sponsored ADR (Luxembourg)	23,570	475,407
Bolt Technology Corp. (a)	4,850	53,884
Cal Dive International, Inc. (a)	26,970	136,468

	Number of Shares	Value
Cie Generale de Geophysique-Veritas Sponsored ADR (France) (a)	9,850	$229,407
Complete Production Services, Inc. (a)	10,950	256,558
Matrix Service Co. (a)	405	3,677
North American Energy Partners, Inc. (a)	320	2,778
Oil States International, Inc. (a)	8,960	458,035
Superior Energy Services, Inc. (a)	7,800	215,436
TETRA Technologies, Inc. (a)	12,860	125,514
TGC Industries, Inc. (a)	11,922	44,111

		2,001,275

Packaging & Containers — 0.8%
Packaging Corporation of America	67,120	1,639,742

Pharmaceuticals — 3.9%
China Sky One Medical, Inc. (a)	4,100	37,351
Cubist Pharmaceuticals, Inc. (a)	15,080	351,062
Endo Pharmaceuticals Holdings, Inc. (a)	12,238	449,624
Herbalife Ltd.	7,210	460,431
Hi-Tech Pharmacal Co., Inc. (a)	5,310	114,855
Impax Laboratories, Inc. (a)	16,120	303,701
Medicis Pharmaceutical Corp. Class A	12,250	364,438
Par Pharmaceutical Cos., Inc. (a)	9,770	317,623
Perrigo Co.	16,780	1,105,466
Questcor Pharmaceuticals, Inc. (a)	35,268	432,738
Salix Pharmaceuticals Ltd. (a)	37,730	1,427,326
Savient Pharmaceuticals, Inc. (a)	67,350	835,814
Sirona Dental Systems, Inc. (a)	8,600	323,790
SXC Health Solutions Corp. (a)	19,300	751,928
Targacept, Inc. (a)	1,580	39,121
Valeant Pharmaceuticals International, Inc.	14,340	395,927
ViroPharma, Inc. (a)	16,290	266,504

		7,977,699

Pipelines — 0.6%
MarkWest Energy Partners, LP	31,420	1,197,730

Real Estate — 0.1%
W.P. Carey & Co. LLC	4,360	135,858

Real Estate Investment Trusts (REITS) — 6.2%
Associated Estates Realty Corp.	14,920	207,239
Brandywine Realty Trust	63,250	757,102
BRE Properties, Inc.	7,920	340,006
Campus Crest Communities, Inc. (a)	42,020	525,250
CBL & Associates Properties, Inc.	24,460	383,533
Chatham Lodging Trust	14,090	259,820
Chesapeake Lodging Trust	1,820	32,724
Colonial Properties Trust	1,150	20,620
Digital Realty Trust, Inc.	23,870	1,425,755
Education Realty Trust, Inc.	6,990	52,425
Essex Property Trust, Inc.	3,090	349,046

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Extra Space Storage, Inc.	17,560	$284,472
Hatteras Financial Corp.	45,730	1,338,974
Home Properties, Inc.	6,380	347,391
LaSalle Hotel Properties	50,360	1,193,028
Mid-America Apartment Communities, Inc.	26,802	1,635,726
Pebblebrook Hotel Trust (a)	11,550	226,264
PS Business Parks, Inc.	5,540	328,300
Saul Centers, Inc.	50	2,134
Starwood Property Trust, Inc.	27,860	563,050
Strategic Hotels & Resorts, Inc. (a)	126,330	574,801
Tanger Factory Outlet Centers, Inc.	32,255	1,545,660
Taubman Centers, Inc.	7,380	342,580
U-Store-It Trust	16,980	146,198

		12,882,098

Retail — 6.9%
Aeropostale, Inc. (a)	13,795	336,322
AFC Enterprises (a)	7,740	98,375
AnnTaylor Stores Corp. (a)	5,600	130,480
Big Lots, Inc. (a)	11,113	348,615
Bob Evans Farms, Inc.	2,390	68,593
Books-A-Million, Inc.	5,310	33,719
Brinker International, Inc.	12,080	223,963
Cabela’s, Inc. (a)	5,806	107,643
Cash America International, Inc.	12,290	432,977
The Cato Corp. Class A	17,161	453,908
CEC Entertainment, Inc. (a)	11,688	388,042
The Children’s Place Retail Store, Inc. (a)	48,130	2,120,608
Cracker Barrel Old Country Store, Inc.	7,970	429,503
Dillard’s, Inc. Class A	13,840	353,058
DSW, Inc. Class A (a)	11,100	369,297
Express, Inc. (a)	2,050	28,044
EZCORP, Inc. (a)	21,470	461,176
The Finish Line, Inc. Class A	21,860	334,458
First Cash Financial Services, Inc. (a)	15,243	443,114
Insight Enterprises, Inc. (a)	20,611	311,638
Jack in the Box, Inc. (a)	40,516	938,351
Jo-Ann Stores, Inc. (a)	8,410	363,732
Jos. A. Bank Clothiers, Inc. (a)	6,465	281,874
Kirkland’s, Inc. (a)	21,590	290,386
The Men’s Wearhouse, Inc.	4,060	99,226
Papa John’s International, Inc. (a)	13,837	357,410
Phillips-Van Heusen Corp.	34,510	2,116,843
Retail Ventures, Inc. (a)	2,130	28,947
Ruby Tuesday, Inc. (a)	460	5,566
Select Comfort Corp. (a)	15,870	131,880
Signet Jewelers Ltd. (a)	11,040	388,387
Stage Stores, Inc.	9,210	122,769
Tractor Supply Co.	40,088	1,587,485

		14,186,389

	Number of Shares	Value
Savings & Loans — 0.3%
BofI Holding, Inc. (a)	3,400	$43,724
First Defiance Financial Corp. (a)	6,650	74,081
First Niagara Financial Group, Inc.	43,290	512,986

		630,791

Semiconductors — 4.5%
Amkor Technology, Inc. (a)	45,890	330,867
ASM International NV (a)	2,190	55,955
ATMI, Inc. (a)	2,000	35,340
Cabot Microelectronics Corp. (a)	5,610	216,714
Fairchild Semiconductor International, Inc. (a)	37,760	425,555
Himax Technologies, Inc. ADR (Cayman Islands)	45,710	106,504
Integrated Device Technology, Inc. (a)	520	3,063
Kulicke & Soffa Industries, Inc. (a)	18,990	118,118
Lattice Semiconductor Corp. (a)	46,090	223,997
Micrel, Inc.	24,673	293,856
Microsemi Corp. (a)	4,230	84,600
Netlogic Microsystems, Inc. (a)	56,390	1,695,083
ON Semiconductor Corp. (a)	4,440	34,055
Photronics, Inc. (a)	5,000	31,400
PMC-Sierra, Inc. (a)	25,800	198,402
QLogic Corp. (a)	18,180	319,423
Semtech Corp. (a)	68,829	1,473,629
Silicon Motion Technology Corp. Sponsored ADR (Cayman Islands) (a)	8,460	45,684
Skyworks Solutions, Inc. (a)	60,040	1,375,516
Standard Microsystems Corp. (a)	1,230	29,692
Teradyne, Inc. (a)	30,930	347,653
Tessera Technologies, Inc. (a)	9,955	196,412
Varian Semiconductor Equipment Associates, Inc. (a)	35,655	1,164,849
Veeco Instruments, Inc. (a)	9,310	389,624

		9,195,991

Software — 5.0%
Actuate Corp. (a)	28,380	137,359
Acxiom Corp. (a)	20,510	359,951
Allscripts Healthcare Solutions, Inc. (a)	54,318	1,036,931
Blackboard, Inc. (a)	31,160	1,300,618
Broadridge Financial Solutions, Inc.	19,341	425,502
Changyou.com Ltd. Sponsored ADR (Cayman Islands) (a)	8,480	288,066
Compuware Corp. (a)	40,828	408,688
Concur Technologies, Inc. (a)	15,850	818,177
CSG Systems International, Inc. (a)	17,837	346,751
Fair Isaac Corp.	17,905	430,436
Ituran Location and Control Ltd.	3,980	61,889
Lawson Software, Inc. (a)	15,080	134,212
ManTech International Corp. Class A (a)	2,430	95,280

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MedAssets, Inc. (a)	25,540	$473,512
MicroStrategy, Inc. Class A (a)	4,644	420,886
Monotype Imaging Holdings, Inc. (a)	6,580	62,707
MSCI, Inc. Class A (a)	64,900	2,326,665
Open Text Corp. (a)	1,920	84,922
Patni Computer Systems Ltd. Sponsored ADR (India)	11,940	249,307
Pervasive Software, Inc. (a)	9,590	48,717
Quest Software, Inc. (a)	18,650	488,071
Satyam Computer Services Ltd. ADR (India) (a)	200	700
Shanda Games Ltd. Sponsored ADR (Cayman Islands) (a)	41,100	275,370

		10,274,717

Telecommunications — 4.3%
Anixter International, Inc.	6,360	341,468
Arris Group, Inc. (a)	56,080	522,105
Atheros Communications, Inc. (a)	55,680	1,728,307
Black Box Corp.	5,990	198,868
Cellcom Israel Ltd.	9,640	325,736
Cincinnati Bell, Inc. (a)	69,051	169,175
Comtech Telecommunications Corp.	7,550	232,691
HickoryTech Corp.	6,180	56,238
IDT Corp. Class B (a)	7,150	104,962
InterDigital, Inc. (a)	11,510	386,391
NeuStar, Inc. Class A (a)	78,632	2,029,492
Neutral Tandem, Inc. (a)	30	439
Nortel Inversora SA Series B ADR (Argentina) (a)	3,540	96,854
NTELOS Holdings Corp.	8,100	147,177
Plantronics, Inc.	11,190	401,497
Polycom, Inc. (a)	36,560	1,234,997
RF Micro Devices, Inc. (a)	60,100	438,129
Sierra Wireless, Inc. (a)	2,250	27,157
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	7,410	57,946
USA Mobility, Inc.	20,064	337,677

		8,837,306

Textiles — 0.2%
G&K Services, Inc. Class A	4,690	115,937
UniFirst Corp.	5,070	233,372

		349,309

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc. (a)	11,750	221,488

Transportation — 2.9%
Atlas Air Worldwide Holdings, Inc. (a)	6,650	347,529
Diana Shipping, Inc. (a)	18,850	257,303
Excel Maritime Carriers Ltd. (a)	23,620	137,469
Genesee & Wyoming, Inc. Class A (a)	15,140	699,922

	Number of Shares	Value
Guangshen Railway Co. Ltd. Sponsored ADR (China)	460	$9,356
Gulfmark Offshore, Inc. (a)	123	3,642
Hub Group, Inc. Class A (a)	47,790	1,551,741
Old Dominion Freight Line, Inc. (a)	80,995	2,271,910
Paragon Shipping, Inc. Class A	19,110	71,280
Safe Bulkers, Inc.	26,340	222,573
Teekay Tankers Ltd. Class A	240	2,851
United Continental Holdings, Inc. (a)	15,270	443,441

		6,019,017

Trucking & Leasing — 0.2%
Aircastle Ltd.	12,090	111,349
AMERCO, Inc (a)	3,040	250,253
Fly Leasing Ltd. ADR (Bermuda)	4,470	58,289
TAL International Group, Inc.	160	4,483

		424,374

Water — 0.5%
Aqua America, Inc.	46,500	1,001,145

TOTAL COMMON STOCK (Cost $169,326,988)		202,372,522

TOTAL EQUITIES (Cost $169,326,988)		202,372,522

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (c)	600	6

TOTAL RIGHTS (Cost $0)		6

TOTAL LONG-TERM INVESTMENTS (Cost $169,326,988)		202,372,528

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (d)	$3,184,943	3,184,943

TOTAL SHORT-TERM INVESTMENTS (Cost $3,184,943)		3,184,943

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS — 100.1% (Cost $172,511,931) (e)	$205,557,471

Other Assets/(Liabilities) — (0.1)%	(147,132)

NET ASSETS — 100.0%	$205,410,339

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Maturity value of $3,184,946. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $3,250,142.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 97.0%
Aerospace & Defense — 3.2%
Empresa Brasileira de Aeronautica SA ADR (Brazil)	130,410	$3,762,328
European Aeronautic Defence and Space Co. (a)	206,880	5,431,366
Lockheed Martin Corp.	26,010	1,854,253
Raytheon Co.	39,960	1,841,357

		12,889,304

Apparel — 1.0%
Tod’s SpA	39,681	3,842,646

Auto Manufacturers — 0.4%
Bayerische Motoren Werke AG	21,184	1,517,907

Banks — 3.7%
Banco Bilbao Vizcaya Argentaria SA	331,883	4,362,148
HSBC Holdings PLC	532,809	5,545,992
Societe Generale	47,923	2,863,833
Sumitomo Mitsui Financial Group, Inc.	70,000	2,090,786

		14,862,759

Beverages — 3.0%
Companhia de Bebidas das Americas ADR (Brazil)	27,500	3,829,100
Fomento Economico Mexicano SAB de CV	978,723	5,384,113
Grupo Modelo SAB de CV Class C	515,789	2,891,763

		12,104,976

Biotechnology — 0.5%
Basilea Pharmaceutica (a)	2,807	196,569
Dendreon Corp. (a)	30,770	1,123,105
Regeneron Pharmaceuticals, Inc. (a)	20,540	535,683

		1,855,357

Chemicals — 0.7%
Linde AG	17,789	2,562,124
Monsanto Co.	6,110	363,056

		2,925,180

Commercial Services — 1.7%
Automatic Data Processing, Inc.	93,020	4,131,949
Secom Co. Ltd.	59,800	2,723,972
Zee Learn Ltd. (a)	72,963	-

		6,855,921

Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	69,820	5,384,518

Diversified Financial — 5.6%
Credit Suisse Group	217,140	8,967,838
The Goldman Sachs Group, Inc.	26,440	4,255,518

	Number of Shares	Value
SLM Corp. (a)	318,900	$3,794,910
UBS AG (a)	314,732	5,334,645

		22,352,911

Electric — 0.8%
Fortum OYJ	114,783	3,246,132

Electrical Components & Equipment — 1.4%
Emerson Electric Co.	65,740	3,609,126
Prysmian SpA	100,040	1,937,318

		5,546,444

Electronics — 6.1%
Fanuc Ltd.	19,400	2,822,313
Hoya Corp.	152,800	3,553,579
Keyence Corp.	14,020	3,455,646
Koninklijke Philips Electronics NV	171,582	5,184,366
Kyocera Corp.	23,800	2,358,428
Murata Manufacturing Co. Ltd.	78,410	4,390,469
Nidec Corp.	25,600	2,517,738

		24,282,539

Entertainment — 0.5%
Lottomatica SpA	61,449	1,022,210
Shuffle Master, Inc. (a)	93,400	878,894

		1,901,104

Foods — 2.7%
Nestle SA	76,566	4,192,521
Tesco PLC	289,688	1,981,049
Unilever PLC	164,417	4,741,252

		10,914,822

Health Care – Products — 0.9%
Zimmer Holdings, Inc. (a)	79,260	3,760,094

Health Care – Services — 2.3%
Aetna, Inc.	149,790	4,472,729
WellPoint, Inc. (a)	88,220	4,793,875

		9,266,604

Holding Company – Diversified — 1.8%
LVMH Moet Hennessy Louis Vuitton SA	47,320	7,408,266

Home Furnishing — 1.6%
Sony Corp.	188,700	6,383,203

Insurance — 5.8%
Aflac, Inc.	71,090	3,973,220
Allianz SE	45,731	5,718,876
The Dai-ichi Life Insurance Co. Ltd.	3,063	3,698,051
Fidelity National Financial, Inc. Class A	140,990	1,887,856
Prudential PLC	421,362	4,259,823
XL Group PLC	178,310	3,771,256

		23,309,082

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 2.7%
eBay, Inc. (a)	368,410	$10,982,302

Investment Companies — 1.1%
Investor AB Class B	218,928	4,477,312

Leisure Time — 1.8%
Carnival Corp.	168,740	7,284,506

Manufacturing — 4.2%
3M Co.	63,410	5,340,390
Siemens AG	102,416	11,673,439

		17,013,829

Media — 3.3%
Grupo Televisa SA Sponsored ADR (Mexico)	198,260	4,450,937
The McGraw-Hill Cos., Inc.	17,500	658,875
The Walt Disney Co.	172,190	6,217,781
Wire and Wireless India Ltd. (a)	386,427	118,037
Zee Entertainment Enterprises Ltd.	291,853	1,827,905

		13,273,535

Metal Fabricate & Hardware — 1.5%
Assa Abloy AB Series B	234,332	5,984,667

Oil & Gas — 1.2%
Total SA	86,300	4,685,108

Oil & Gas Services — 2.4%
Technip SA	63,760	5,353,343
Transocean Ltd. (a)	69,892	4,428,357

		9,781,700

Pharmaceuticals — 2.9%
Amylin Pharmaceuticals, Inc. (a)	162,440	2,116,593
Bayer AG	26,393	1,972,795
Gilead Sciences, Inc. (a)	35,490	1,407,888
Mitsubishi Tanabe Pharma Corp.	119,000	1,945,061
Roche Holding AG	15,950	2,339,430
Theravance, Inc. (a)	84,880	1,729,855

		11,511,622

Retail — 6.9%
Bulgari SpA	253,018	2,710,525
Inditex SA	71,021	5,926,432
McDonald’s Corp.	83,690	6,508,571
Shinsegae Co. Ltd.	881	447,101
Tiffany & Co.	125,310	6,641,430
Wal-Mart Stores, Inc.	98,980	5,361,747

		27,595,806

Semiconductors — 4.8%
Altera Corp.	238,200	7,434,222
Maxim Integrated Products, Inc.	209,110	4,529,322
MediaTek, Inc.	239,704	3,016,726
Taiwan Semiconductor Manufacturing Co. Ltd.	1,995,505	4,099,399

		19,079,669

	Number of Shares	Value
Software — 8.0%
Adobe Systems, Inc. (a)	158,320	$4,456,708
Infosys Technologies Ltd.	93,102	6,227,720
Intuit, Inc. (a)	153,770	7,380,960
Microsoft Corp.	262,490	6,992,733
SAP AG	134,602	7,005,102

		32,063,223

Telecommunications — 9.4%
America Movil SAB de CV, Series L ADR (Mexico)	18,000	1,030,680
Corning, Inc.	244,570	4,470,740
Juniper Networks, Inc. (a)	244,370	7,915,144
KDDI Corp.	759	4,074,602
Telefonaktiebolaget LM Ericsson Class B	1,457,050	15,937,524
Vodafone Group PLC	1,612,138	4,386,895

		37,815,585

Toys, Games & Hobbies — 0.6%
Nintendo Co. Ltd.	8,900	2,297,495

Transportation — 0.7%
TNT NV	107,572	2,856,669

Venture Capital — 0.5%
3i Group PLC	385,091	1,846,573

TOTAL COMMON STOCK (Cost $339,463,575)		389,159,370

PREFERRED STOCK — 1.1%
Auto Manufacturers — 1.1%
Bayerische Motoren Werke AG 0.870%	88,248	4,288,200

TOTAL PREFERRED STOCK (Cost $2,765,000)		4,288,200

TOTAL EQUITIES (Cost $342,228,575)		393,447,570

MUTUAL FUNDS — 1.8%
Diversified Financial — 1.8%
Oppenheimer Institutional Money Market Fund Class E (b)	7,054,755	7,054,755

TOTAL MUTUAL FUNDS (Cost $7,054,755)		7,054,755

TOTAL LONG-TERM INVESTMENTS (Cost $349,283,330)		400,502,325

TOTAL INVESTMENTS — 99.9% (Cost $349,283,330) (c)		400,502,325

Other Assets/(Liabilities) — 0.1%		483,285

NET ASSETS — 100.0%		$400,985,610

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 96.0%
Aerospace & Defense — 1.9%
Empresa Brasileira de Aeronautica SA	806,619	$5,750,371
European Aeronautic Defence and Space Co. (a)	276,680	7,263,874

		13,014,245

Apparel — 1.7%
Burberry Group PLC	732,161	11,961,290

Auto Manufacturers — 0.9%
Bayerische Motoren Werke AG	70,252	5,033,799
Honda Motor Co. Ltd.	29,426	1,062,082

		6,095,881

Banks — 1.8%
Deutsche Bank AG	146,606	8,431,834
ICICI Bank Ltd. Sponsored ADR (India)	78,085	4,105,709

		12,537,543

Beverages — 3.0%
C&C Group PLC	1,856,458	8,597,817
Diageo PLC	277,990	5,130,635
Heineken NV	48,323	2,443,250
Pernod-Ricard SA	56,705	5,022,103

		21,193,805

Biotechnology — 1.4%
CSL Ltd.	293,800	9,465,211
Marshall Edwards, Inc. (a)	209,198	240,557
Tyrian Diagnostics Ltd. (a)	23,286,600	250,884

		9,956,652

Building Materials — 1.2%
James Hardie Industries NV (a)	686,100	3,665,580
Sika AG	2,284	4,523,082

		8,188,662

Chemicals — 1.8%
Brenntag AG (a)	58,237	5,447,149
Filtrona PLC	1,772,361	7,067,512

		12,514,661

Commercial Services — 10.2%
Aggreko PLC	532,250	13,430,299
Benesse Holdings, Inc.	70,347	3,373,690
BTG PLC (a)	645,019	2,502,221
Bunzl PLC	966,305	11,440,582
Capita Group PLC	1,210,603	14,871,250
De La Rue PLC	262,890	2,687,739
Dignity PLC	270,265	2,842,767
Experian PLC	636,912	7,398,526
MegaStudy Co. Ltd.	17,920	3,150,731

	Number of Shares	Value
Prosegur Cia de Seguridad SA	160,741	$9,606,647
Zee Learn Ltd. (a)	152,101	-

		71,304,452

Computers — 0.9%
Gemalto NV	138,510	6,298,452

Cosmetics & Personal Care — 0.5%
L’Oreal	27,940	3,277,157

Distribution & Wholesale — 0.2%
Wolseley PLC (a)	60,615	1,615,921

Diversified Financial — 5.5%
BinckBank NV	541,057	9,554,228
Collins Stewart PLC	2,661,622	3,411,346
Credit Suisse Group	146,645	6,056,409
Housing Development Finance Corp.	123,500	1,910,606
ICAP PLC	1,589,012	11,613,735
Swissquote Group Holding SA	45,180	2,133,352
Tullett Prebon PLC	662,901	4,205,652

		38,885,328

Electronics — 7.1%
Hoya Corp.	257,200	5,981,548
Ibiden Co. Ltd.	83,894	2,052,386
Keyence Corp.	33,809	8,333,233
Koninklijke Philips Electronics NV	160,605	4,852,696
Nidec Corp.	176,000	17,309,450
Nippon Electric Glass Co. Ltd.	246,000	3,148,650
Omron Corp.	109,521	2,527,228
Phoenix Mecano	8,475	5,507,532

		49,712,723

Energy – Alternate Sources — 0.3%
Ceres Power Holdings PLC (a)	1,337,267	1,751,440

Engineering & Construction — 3.4%
ABB Ltd. (a)	477,182	9,880,108
Boskalis Westminster	125,937	5,095,245
Leighton Holdings Ltd.	81,542	2,940,762
Trevi Finanziaria SpA	463,198	6,148,388

		24,064,503

Entertainment — 0.5%
William Hill PLC	1,344,230	3,458,375

Foods — 4.3%
Aryzta AG	104,526	4,628,356
Barry Callebaut AG (a)	12,475	10,052,526
Nestle SA	79,339	4,344,362
Unilever PLC	236,519	6,820,440
Woolworths Ltd.	144,702	4,011,745

		29,857,429

Health Care – Products — 6.7%
Cie Generale d’Optique Essilor International SA	80,500	5,368,912

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DiaSorin SpA	124,800	$5,120,880
Luxottica Group SpA	150,463	4,445,951
Nobel Biocare Holding AG	34,415	567,663
Ortivus AB Class A (a) (b)	114,300	153,433
Ortivus AB Class B (a) (b)	859,965	513,054
Smith & Nephew PLC	361,308	3,177,894
Sonova Holding AG	48,801	5,650,330
Straumann Holding AG	18,825	3,938,759
Synthes, Inc.	74,611	8,890,494
Terumo Corp.	90,000	4,543,726
William Demant Holding (a)	66,025	4,939,926

		47,311,022

Health Care – Services — 1.3%
Sonic Healthcare Ltd.	839,567	8,979,038

Holding Company – Diversified — 1.4%
LVMH Moet Hennessy Louis Vuitton SA	61,130	9,570,315

Home Furnishing — 0.8%
SEB SA	61,419	5,879,271

Household Products — 0.9%
Reckitt Benckiser Group PLC	112,064	6,271,070

Insurance — 1.6%
AMP Ltd.	462,223	2,425,133
Prudential PLC	515,347	5,209,978
QBE Insurance Group Ltd.	212,978	3,592,036

		11,227,147

Internet — 2.4%
Dena Co. Ltd.	41,700	1,074,913
eAccess Ltd.	5,237	3,806,961
United Internet AG	241,909	4,326,085
Yahoo! Japan Corp.	21,679	7,566,289

		16,774,248

Leisure Time — 0.8%
Carnival Corp.	133,200	5,750,244

Machinery – Construction & Mining — 2.0%
Atlas Copco AB A Shares	67,683	1,409,652
Outotec OYJ	60,068	2,800,399
Rio Tinto PLC	148,959	9,669,872

		13,879,923

Machinery – Diversified — 0.8%
Alstom	68,950	3,475,188
Demag Cranes AG (a)	45,976	2,302,368

		5,777,556

Manufacturing — 2.7%
Aalberts Industries NV	700,665	12,785,176
Siemens AG	56,102	6,394,541

		19,179,717

	Number of Shares	Value
Media — 1.5%
Grupo Televisa SA Sponsored ADR (Mexico)	151,050	$3,391,073
Vivendi SA	125,610	3,580,467
Zee Entertainment Enterprises Ltd.	608,403	3,810,490

		10,782,030

Metal Fabricate & Hardware — 0.6%
Vallourec SA	37,136	3,850,145

Mining — 1.2%
Impala Platinum Holdings Ltd.	299,368	8,500,535

Office Equipment/Supplies — 1.0%
Canon, Inc.	154,300	7,093,937

Oil & Gas — 1.6%
BG Group PLC	571,050	11,107,742

Oil & Gas Services — 2.6%
Maire Tecnimont SpA	1,207,901	5,210,602
Saipem SpA	71,282	3,158,436
Schoeller-Bleckmann Oilfield Equipment AG	47,489	3,493,842
Technip SA	79,030	6,635,425

		18,498,305

Pharmaceuticals — 3.1%
Grifols SA	503,609	8,135,226
Novogen Ltd. (a)	3,071,190	373,801
Roche Holding AG	64,438	9,451,296
Sanofi-Aventis	31,203	2,173,629
Takeda Pharmaceutical Co. Ltd.	30,000	1,402,093

		21,536,045

Real Estate — 0.0%
Solidere GDR (Lebanon) (c)	16,070	298,902

Retail — 5.1%
Cie Financiere Richemont SA	110,077	5,490,991
Hennes & Mauritz AB Class B	74,500	2,613,762
Inditex SA	137,943	11,510,819
PPR	21,080	3,453,925
Shoppers Drug Mart Corp.	145,000	5,522,183
Swatch Group AG	18,095	6,914,808

		35,506,488

Semiconductors — 0.5%
ARM Holdings PLC	547,050	3,210,587

Software — 6.5%
Autonomy Corp. PLC (a)	755,306	17,703,453
Aveva Group PLC	136,993	3,268,037
Compugroup Holding AG	146,114	1,915,445
Infosys Technologies Ltd.	52,185	3,490,726
SAP AG	99,046	5,154,658
Temenos Group AG (a)	333,676	11,185,738
The Sage Group PLC	623,060	2,689,162

		45,407,219

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications — 3.5%
BT Group PLC	3,549,614	$8,745,504
Telefonaktiebolaget LM Ericsson Class B	1,454,528	15,909,938

		24,655,442

Toys, Games & Hobbies — 0.2%
Nintendo Co. Ltd.	6,700	1,729,575

Transportation — 0.3%
Toll Holdings Ltd.	189,064	1,151,505
Tsakos Energy Navigation Ltd.	96,088	993,550

		2,145,055

Venture Capital — 0.3%
3i Group PLC	478,622	2,295,069

TOTAL COMMON STOCK (Cost $550,415,253)		672,905,146

CONVERTIBLE PREFERRED STOCK — 0.7%
Oil & Gas — 0.7%
Ceres, Inc. Series C (Acquired 1/06/99-3/09/06, Cost $3,659,400) (a) (d) (e)	900,000	4,275,000
Ceres, Inc. Series C-1 (Acquired 7/31/01-2/05/07, Cost $384,192) (a) (d) (e)	96,820	459,895
Ceres, Inc. Series D (Acquired 1/06/99, Cost $118,800) (a) (d) (e)	29,700	151,470

		4,886,365

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $4,162,392)		4,886,365

PREFERRED STOCK — 1.6%
Mining — 1.6%
Vale SA Sponsored ADR (Brazil) 1.980%	395,880	11,373,632

TOTAL PREFERRED STOCK (Cost $1,641,536)		11,373,632

TOTAL EQUITIES (Cost $556,219,181)		689,165,143

WARRANTS — 0.0%
Biotechnology — 0.0%
Tyrian Diagnostics Ltd. Warrants, Expires 12/31/10, Strike 0.03 (a) (e)	2,910,825	-

TOTAL WARRANTS (Cost $0)		-

	Number of Shares	Value
MUTUAL FUNDS — 1.5%
Diversified Financial — 1.5%
Oppenheimer Institutional Money Market Fund Class E (b)	10,777,565	$10,777,565

TOTAL MUTUAL FUNDS (Cost $10,777,565)		10,777,565

TOTAL LONG-TERM INVESTMENTS (Cost $566,996,746)		699,942,708

TOTAL INVESTMENTS — 99.8% (Cost $566,996,746) (f)		699,942,708

Other Assets/(Liabilities) — 0.2%		1,153,267

NET ASSETS — 100.0%		$701,095,975

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $298,902 or 0.04% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At October 31, 2010, these securities amounted to a value of $4,886,365 or 0.70% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	This security is valued in good faith under procedures established by the Board of Trustees.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 95.5%
Aerospace & Defense — 2.0%
Rolls-Royce Group PLC (a)	163,825	$1,700,142
Rolls-Royce Group PLC Class C (a) (b)	10,484,800	16,798

		1,716,940

Agriculture — 2.2%
Imperial Tobacco Group PLC	60,808	1,948,163

Banks — 5.8%
BOC Hong Kong Holdings Ltd.	494,500	1,557,233
DBS Group Holdings, Ltd.	155,000	1,667,286
Julius Baer Group Ltd.	42,796	1,805,873

		5,030,392

Beverages — 1.9%
Heineken NV	31,819	1,608,795

Chemicals — 6.9%
Israel Chemicals Ltd.	136,558	2,099,201
Syngenta AG	7,438	2,056,692
Yara International ASA	34,054	1,785,562

		5,941,455

Commercial Services — 1.1%
De La Rue PLC	93,117	952,011

Computers — 1.9%
Fujitsu	237,000	1,611,983

Cosmetics & Personal Care — 1.9%
Unicharm Corp.	42,200	1,608,017

Diversified Financial — 5.5%
Deutsche Boerse AG	26,498	1,860,892
Redecard SA	101,600	1,315,830
UBS AG (a)	94,479	1,601,400

		4,778,122

Electronics — 2.1%
Nidec Corp.	18,200	1,789,954

Foods — 2.2%
Unilever NV	65,534	1,940,939

Hand & Machine Tools — 1.7%
DISCO Corp.	26,200	1,509,389

Household Products — 3.2%
Hypermarcas SA (a)	63,244	1,042,463
Reckitt Benckiser Group PLC	30,554	1,709,793

		2,752,256

Insurance — 9.7%
Admiral Group PLC	61,708	1,611,456
Muenchener Rueckversicherungs AG	11,231	1,752,739
Prudential PLC	167,325	1,691,597

	Number of Shares	Value
SCOR SE	74,049	$1,818,690
Zurich Financial Services AG	6,216	1,520,806

		8,395,288

Internet — 3.8%
Rakuten, Inc.	1,913	1,474,142
Tencent Holdings Ltd.	78,700	1,810,747

		3,284,889

Investment Companies — 2.1%
Resolution Ltd.	441,612	1,852,959

Iron & Steel — 1.8%
Hitachi Metals Ltd.	141,000	1,598,510

Media — 1.8%
Jupiter Telecommunications Co. Ltd.	1,412	1,526,713

Mining — 8.0%
Centamin Egypt Ltd. (a)	842,278	2,335,210
Fresnillo PLC	45,999	921,843
Newcrest Mining Ltd.	11,192	438,972
Paladin Energy Ltd. (a)	448,211	1,808,240
Petropavlovsk PLC	92,827	1,441,474

		6,945,739

Oil & Gas — 9.8%
BG Group PLC	90,211	1,754,733
BP PLC	231,110	1,571,678
Niko Resources Ltd.	16,449	1,570,954
Petroleo Brasileiro SA Sponsored ADR (Brazil)	24,897	849,486
Total SA	25,797	1,400,484
Tullow Oil PLC	72,447	1,376,605

		8,523,940

Pharmaceuticals — 8.2%
Bayer AG	24,214	1,809,922
Grifols SA	122,906	1,985,405
Sanofi-Aventis	23,203	1,616,342
Shire Ltd.	70,955	1,663,366

		7,075,035

Real Estate — 1.9%
Sun Hung Kai Properties Ltd.	95,000	1,636,401

Software — 1.6%
Autonomy Corp. PLC (a)	57,646	1,351,152

Telecommunications — 6.1%
KT Corp. Sponsored ADR (Republic of Korea)	85,800	1,775,202
Nippon Telegraph & Telephone Corp.	34,900	1,576,598
SES SA	73,954	1,893,652

		5,245,452

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 2.3%
Suez Environnement Co.	100,106	$1,954,395

TOTAL COMMON STOCK (Cost $66,672,416)		82,578,889

PREFERRED STOCK — 2.2%
Health Care – Products — 2.2%
Fresenius SE 1.18%	21,714	1,942,749

TOTAL PREFERRED STOCK (Cost $1,138,084)		1,942,749

TOTAL EQUITIES (Cost $67,810,500)		84,521,638

TOTAL LONG-TERM INVESTMENTS (Cost $67,810,500)		84,521,638

	Principal Amount

SHORT-TERM INVESTMENTS —1.8%
Repurchase Agreement — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (c)	$1,536,281	1,536,281

TOTAL SHORT-TERM INVESTMENTS (Cost $1,536,281)		1,536,281

TOTAL INVESTMENTS — 99.5% (Cost $69,346,781) (d)		86,057,919

Other Assets/(Liabilities) — 0.5%		440,313

NET ASSETS — 100.0%		$86,498,232

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $1,536,282. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $1,568,927.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

October 31, 2010

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 95.7%
Auto Manufacturers — 1.5%
Tata Motors Ltd.	91,371	$2,392,305

Automotive & Parts — 4.4%
Hero Honda Motors Ltd.	42,386	1,775,391
Hyundai Mobis	22,364	5,575,399

		7,350,790

Banks — 22.4%
Banco do Brasil SA	129,100	2,515,577
Bank Mandari Tbk PT	2,397,000	1,879,695
Bank Rakyat Indonesia	1,490,000	1,901,339
China Construction Bank Corp. Class H	5,070,000	4,843,148
Commercial International Bank	344,549	2,595,263
Credicorp Ltd.	23,900	3,008,532
ICICI Bank Ltd. Sponsored ADR (India)	56,100	2,949,738
Industrial & Commercial Bank of China	5,848,000	4,734,169
KB Financial Group, Inc.	46,752	2,071,009
Sberbank	1,446,392	4,785,745
Turkiye Garanti Bankasi AS	627,056	3,813,454
Turkiye Halk Bankasi AS	198,059	1,986,910

		37,084,579

Beverages — 1.9%
Companhia de Bebidas das Americas ADR (Brazil)	22,365	3,114,103

Chemicals — 1.7%
LG Chem Ltd.	9,015	2,788,246

Computers — 3.3%
Compal Electronics, Inc.	1,950,743	2,488,868
Tata Consultancy Services Ltd.	126,019	2,987,905

		5,476,773

Diversified Financial — 2.3%
Hong Kong Exchanges and Clearing Ltd.	83,500	1,854,381
Redecard SA	148,800	1,927,121

		3,781,502

Electronics — 3.5%
Hon Hai Precision Industry Co. Ltd.	1,137,960	4,323,816
LG Display Co. Ltd.	44,560	1,530,373

		5,854,189

Foods — 2.3%
China Yurun Food Group Ltd.	502,000	1,945,443
X5 Retail Group NV GDR (Netherlands) (a) (b)	7,743	324,432

	Number of Shares	Value
X5 Retail Group NV GDR (Netherlands) (a) (b)	35,964	$1,507,414

		3,777,289

Forest Products & Paper — 0.9%
Nine Dragons Paper Holdings Ltd.	926,000	1,488,776

Health Care – Products — 1.3%
Hengan International Group Co. Ltd.	228,500	2,170,179

Health Care – Services — 1.1%
Diagnosticos da America SA	152,800	1,888,974

Holding Company – Diversified — 2.8%
Koc Holding AS	974,707	4,622,861

Household Products — 2.1%
Hypermarcas SA (a)	214,813	3,540,804

Internet — 4.4%
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	59,700	3,108,579
NHN Corp. (a)	11,448	2,030,564
Tencent Holdings Ltd.	94,600	2,176,577

		7,315,720

Iron & Steel — 1.8%
POSCO	3,759	1,552,871
Ternium SA Sponsored ADR (Luxembourg)	43,300	1,484,324

		3,037,195

Media — 2.9%
Naspers Ltd.	90,458	4,764,835

Mining — 7.0%
Antofagasta PLC	92,069	1,952,112
Cia de Minas Buenaventura SA Sponsored ADR (Peru)	68,525	3,634,566
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia)	3,750	69,938
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia)	81,700	1,522,221
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	46,200	4,339,104

		11,517,941

Oil & Gas — 9.3%
CNOOC Ltd.	2,138,000	4,451,912
PetroChina Co. Ltd. Class H	1,922,000	2,357,916
Petroleo Brasileiro SA Sponsored ADR (Brazil)	164,249	5,122,926
Rosneft Oil Co. GDR (Russia) (a) (b)	129,100	898,790
SK Energy Co. Ltd.	18,456	2,485,204

		15,316,748

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate — 1.9%
China Resources Land Ltd.	890,000	$1,764,090
Yanlord Land Group Ltd.	985,000	1,311,720

		3,075,810

Retail — 4.9%
Astra International Tbk PT	288,500	1,837,793
Belle International Holdings Ltd.	970,000	1,751,726
Parkson Retail Group Ltd.	1,178,500	2,136,379
Wal-Mart de Mexico SAB de CV	852,964	2,335,780

		8,061,678

Semiconductors — 6.1%
Samsung Electronics Co. Ltd.	12,293	8,162,150
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	177,717	1,938,892

		10,101,042

Software — 1.0%
HCL Technologies Ltd.	185,886	1,694,770

Telecommunications — 4.9%
America Movil SAB de CV Series L ADR (Mexico)	60,474	3,462,741
Mobile TeleSystems Sponsored ADR (Russia)	103,069	2,231,444
VimpelCom Ltd. Sponsored ADR (Bermuda) (a)	161,075	2,469,280

		8,163,465

TOTAL COMMON STOCK (Cost $121,318,962)		158,380,574

PREFERRED STOCK — 2.3%
Mining — 2.3%
Vale SA Sponsored ADR (Brazil) 1.970%	130,943	3,761,992

TOTAL PREFERRED STOCK (Cost $2,134,554)		3,761,992

TOTAL EQUITIES (Cost $123,453,516)		162,142,566

TOTAL LONG-TERM INVESTMENTS (Cost $123,453,516)		162,142,566

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/29/10, 0.010%, due 11/01/10 (c)	$2,763,502	$2,763,502

TOTAL SHORT-TERM INVESTMENTS (Cost $2,763,502)		2,763,502

TOTAL INVESTMENTS — 99.7% (Cost $126,217,018) (d)		164,906,068

Other Assets/(Liabilities) — 0.3%		482,429

NET ASSETS — 100.0%		$165,388,497

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2010, these securities amounted to a value of $2,730,636 or 1.65% of net assets.
(c)	Maturity value of $2,763,504. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $2,822,845.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

October 31, 2010

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$351,811,892
Short-term investments, at value (Note 2) (b)	626,339,511	210,479,861

Total investments	626,339,511	562,291,753

Foreign currency, at value (c)	-	-
Receivables from:
Investments sold	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	236,870	13,870
Fund shares sold	1,453,257	148,857
Interest and dividends	9,750	2,841,106
Variation margin on open futures contracts (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	1,122,451

Total assets	628,039,388	566,418,037

Liabilities:
Payables for:
Investments purchased	-	1,499,856
Closed swap agreements, at value (d)	-	678,000
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	12,908,394	2,931,115
Investment advisory fees	-	-
Investments purchased on a when-issued basis (Note 2)	-	78,693,315
Open swap agreements, at value (Note 2)	-	691,652
Trustees’ fees and expenses (Note 3)	45,652	26,494
Collateral held for open swap agreements (Note 2)	-	570,000
Affiliates (Note 3):
Investment management fees	188,828	161,828
Administration fees	102,327	90,629
Service fees	44,180	23,152
Distribution fees	-	1,697
Accrued expense and other liabilities	55,959	47,308

Total liabilities	13,345,340	85,415,046

Net assets	$614,694,048	$481,002,991

Net assets consist of:
Paid-in capital	$615,573,042	$459,873,932
Undistributed (accumulated) net investment income (loss)	(31,429)	8,291,097
Accumulated net realized gain (loss) on investments and foreign currency transactions	(847,565)	1,969,221
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	10,868,741

Net assets	$614,694,048	$481,002,991

(a) Cost of investments:	$-	$339,186,394
(b) Cost of short-term investments:	$626,339,511	$210,479,861
(c) Cost of foreign currency:	$-	$-
(d)	Swap agreements are scheduled to settle subsequent to year end.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$334,026,768	$1,368,820,860	$238,579,817	$155,521,794	$26,962,401
164,265,442	424,479,764	76,230,034	3,362,792	239,457

498,292,210	1,793,300,624	314,809,851	158,884,586	27,201,858

-	-	-	-	10,893

-	10,435,505	2,006,719	-	-
-	-	-	-	338,366
3,131	28,868	19,305	-	-
51,289	209,663	76,840	84,826	318
1,440,922	10,576,550	2,225,671	3,179,166	342,627
-	-	19,631	-	-
-	3,426,151	714,062	-	-

499,787,552	1,817,977,361	319,872,079	162,148,578	27,894,062

-	20,238,784	1,373,810	886,089	-
-	1,291,000	499,000	-	-
227,059,832	-	-	-	-
72,078	-	-	-	-
-	-	-	-	387,718
6,199,479	6,187,883	117,263	20,537	8,364
-	-	-	-	368
499,950	413,063,091	76,488,769	1,970,312	-
-	1,352,005	503,279	-	-
11,478	91,088	15,864	6,529	1,130
-	300,000	510,031	-	-

110,961	562,379	103,144	67,501	14,283
32,053	178,801	62,316	29,517	1,446
7,827	44,028	10,329	8,491	225
80	213	39	134	-
41,253	82,797	42,665	36,893	28,903

234,034,991	443,392,069	79,726,509	3,026,003	442,437

$265,752,561	$1,374,585,292	$240,145,570	$159,122,575	$27,451,625

$244,393,698	$1,273,759,487	$226,130,331	$160,886,125	$24,277,847
6,486,114	30,502,572	7,702,966	11,375,773	1,289,523
(10,765,388)	39,221,653	1,297,113	(19,455,152)	(142,291)
25,638,137	31,101,580	5,015,160	6,315,829	2,026,546

$265,752,561	$1,374,585,292	$240,145,570	$159,122,575	$27,451,625

$308,388,631	$1,333,210,275	$232,462,803	$149,205,965	$24,903,961
$164,265,442	$424,479,764	$76,230,034	$3,362,792	$239,457
$-	$-	$-	$-	$10,780

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2010

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Class A shares:
Net assets	$199,403,078	$98,197,935

Shares outstanding (a)	199,698,589	9,122,676

Net asset value and redemption price per share	$1.00	$10.76

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$-	$11.15

Class L shares:
Net assets	$-	$125,718,925

Shares outstanding (a)	-	11,637,772

Net asset value, offering price and redemption price per share	$-	$10.80

Class Y shares:
Net assets	$194,208,175	$59,026,673

Shares outstanding (a)	194,441,419	5,431,656

Net asset value, offering price and redemption price per share	$1.00	$10.87

Class S shares:
Net assets	$221,082,795	$190,062,308

Shares outstanding (a)	221,536,998	17,388,965

Net asset value, offering price and redemption price per share	$1.00	$10.93

Class N shares:
Net assets	$-	$7,997,150

Shares outstanding (a)	-	750,104

Net asset value, offering price and redemption price per share	$-	$10.66

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$36,492,619	$206,416,023	$48,809,605	$39,750,184	$1,076,129

3,283,741	17,770,336	4,386,270	4,218,096	98,410

$11.11	$11.62	$11.13	$9.42	$10.94

$11.66	$12.20	$11.69	$9.99	$11.49

$40,204,952	$217,512,833	$103,652,989	$5,323,343	$107,519

3,575,520	18,582,946	9,366,628	561,548	9,776

$11.24	$11.70	$11.07	$9.48	$11.00

$95,863,850	$160,113,948	$34,201,860	$55,479,794	$107,735

8,508,121	13,596,711	3,075,274	5,809,448	9,769

$11.27	$11.78	$11.12	$9.55	$11.03

$92,807,617	$789,542,893	$53,297,948	$57,929,064	$26,160,242

8,216,557	66,755,579	4,802,486	6,088,130	2,371,085

$11.30	$11.83	$11.10	$9.52	$11.03

$383,523	$999,595	$183,168	$640,190	$-

34,309	84,820	16,694	67,313	-

$11.18	$11.78	$10.97	$9.51	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2010

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$123,300,665	$194,616,098
Short-term investments, at value (Note 2) (b)	22,150,851	2,700,580

Total investments	145,451,516	197,316,678

Receivables from:
Investments sold	2,710,989	141,309
Investment adviser (Note 3)	2,219	-
Fund shares sold	62,279	93,781
Interest and dividends	445,395	194,991
Variation margin on open futures contracts (Note 2)	2,465	-
Foreign taxes withheld	-	195,560
Open swap agreements, at value (Note 2)	122,973	-

Total assets	148,797,836	197,942,319

Liabilities:
Payables for:
Investments purchased	2,788,835	1,171,639
Closed swap agreements, at value	43,000	-
Fund shares repurchased	1,332,108	26,426
Investments purchased on a when-issued basis (Note 2)	14,659,365	-
Open swap agreements, at value (Note 2)	46,443	-
Trustees’ fees and expenses (Note 3)	14,028	38,401
Affiliates (Note 3):
Investment management fees	53,197	82,673
Administration fees	14,274	17,955
Service fees	2,560	2,856
Distribution fees	-	24
Accrued expense and other liabilities	37,487	37,899

Total liabilities	18,991,297	1,377,873

Net assets	$129,806,539	$196,564,446

Net assets consist of:
Paid-in capital	$142,888,442	$285,430,858
Undistributed (accumulated) net investment income (loss)	1,879,182	1,956,930
Accumulated net realized gain (loss) on investments and foreign currency transactions	(23,227,655)	(110,613,047)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	8,266,570	19,789,705

Net assets	$129,806,539	$196,564,446

(a) Cost of investments:	$115,627,308	$174,826,393
(b) Cost of short-term investments:	$22,150,851	$2,700,580

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Enhanced Index Growth Fund

$273,214,251	$15,766,069	$178,807,676	$631,462,920	$192,496,390
402,952	134,532	4,574,668	1,241,606	270,445

273,617,203	15,900,601	183,382,344	632,704,526	192,766,835

9,051,434	411,207	607,068	1,091,272	4,917,744
-	4,225	17,310	57,750	-
195,305	3,290	138,123	166,549	161,598
426,742	18,285	154,946	397,556	127,457
-	-	-	-	-
-	-	-	565,287	-
-	-	-	-	-

283,290,684	16,337,608	184,299,791	634,982,940	197,973,634

9,083,254	443,435	1,244,070	1,065,110	4,992,487
-	-	-	-	-
383,863	2,255	882	2,024,606	15,265
-	-	-	-	-
-	-	-	-	-
12,580	807	7,973	29,781	7,865

115,991	6,671	99,349	350,282	81,077
34,574	2,263	26,213	85,723	16,304
2,052	1,199	2,005	30,540	973
40	79	56	76	-
42,093	31,873	37,043	66,436	38,429

9,674,447	488,582	1,417,591	3,652,554	5,152,400

$273,616,237	$15,849,026	$182,882,200	$631,330,386	$192,821,234

$420,254,119	$25,052,488	$232,636,799	$679,197,056	$217,262,069
3,801,667	157,831	1,223,530	1,076,139	1,406,498
(169,653,174)	(10,939,791)	(77,752,385)	(148,099,402)	(52,065,158)
19,213,625	1,578,498	26,774,256	99,156,593	26,217,825

$273,616,237	$15,849,026	$182,882,200	$631,330,386	$192,821,234

$254,000,626	$14,187,571	$152,033,420	$532,352,221	$166,278,565
$402,952	$134,532	$4,574,668	$1,241,606	$270,445

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2010

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class A shares:
Net assets	$12,156,905	$13,440,547

Shares outstanding (a)	1,241,153	986,909

Net asset value and redemption price per share	$9.79	$13.62

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.39	$14.45

Class L shares:
Net assets	$3,491,649	$23,889,443

Shares outstanding (a)	352,198	1,746,712

Net asset value, offering price and redemption price per share	$9.91	$13.68

Class Y shares:
Net assets	$4,267,545	$196,297

Shares outstanding (a)	415,134	14,367

Net asset value, offering price and redemption price per share	$10.28	$13.66

Class S shares:
Net assets	$109,890,440	$158,921,034

Shares outstanding (a)	11,041,385	11,623,869

Net asset value, offering price and redemption price per share	$9.95	$13.67

Class N shares:
Net assets	$-	$117,125

Shares outstanding (a)	-	8,617

Net asset value, offering price and redemption price per share	$-	$13.59

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund		MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Enhanced Index Growth Fund

$9,521,230	$5,307,992		$9,236,361	$142,653,231	$4,712,466

1,017,734	517,071		1,097,800	14,306,428	533,026

$9.36	$10.27		$8.41	$9.97	$8.84

$9.93	$10.90		$8.92	$10.58	$9.38

$67,006,370	$1,100		$46,075,039	$41,819,308	$67,882,334

7,121,916	106		5,432,924	4,178,913	7,640,530

$9.41	$10.36	*	$8.48	$10.01	$8.88

$56,917,330	$9,596,404		$2,045,395	$8,870,642	$44,494,502

6,025,913	927,648		239,200	881,645	4,991,072

$9.45	$10.34		$8.55	$10.06	$8.91

$139,982,993	$568,026		$125,255,070	$437,621,485	$75,731,932

14,735,505	54,809		14,734,165	43,302,394	8,507,720

$9.50	$10.36		$8.50	$10.11	$8.90

$188,314	$375,504		$270,335	$365,720	$-

20,044	36,737		32,022	37,478	-

$9.40	$10.22		$8.44	$9.76	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2010

	MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small Cap Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$35,538,702	$73,579,087
Investments, at value - affiliated issuers (Note 2) (b)	-	6,108
Short-term investments, at value (Note 2) (c)	2,311,580	731,036

Total investments	37,850,282	74,316,231

Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	449,531	886,041
Investment adviser (Note 3)	3,878	25,718
Fund shares sold	55,099	60,355
Interest and dividends	8,682	24,600
Foreign taxes withheld	-	-

Total assets	38,367,472	75,312,945

Liabilities:
Payables for:
Investments purchased	353,565	829,136
Fund shares repurchased	11,278	5,981
Trustees’ fees and expenses (Note 3)	1,872	3,542
Affiliates (Note 3):
Investment management fees	25,790	36,590
Administration fees	6,113	11,542
Service fees	3,766	1,737
Distribution fees	103	34
Due to custodian	-	1,220
Accrued expense and other liabilities	33,586	48,803

Total liabilities	436,073	938,585

Net assets	$37,931,399	$74,374,360

Net assets consist of:
Paid-in capital	$52,819,717	$96,729,810
Undistributed (accumulated) net investment income (loss)	-	310,841
Distributions in excess of net investment income	(25,146)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(20,052,641)	(35,071,399)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,189,469	12,405,108

Net assets	$37,931,399	$74,374,360

(a) Cost of investments - unaffiliated issuers:	$30,349,233	$61,173,390
(b) Cost of investments - affiliated issuers:	$-	$6,705
(c) Cost of short-term investments:	$2,311,580	$731,036
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$202,355,476	$393,447,570	$688,498,656	$84,521,638	$162,142,566
17,052	7,054,755	11,444,052	-	-
3,184,943	-	-	1,536,281	2,763,502

205,557,471	400,502,325	699,942,708	86,057,919	164,906,068

-	13,140	4,067,597	4,255	50,864

2,400,929	1,973,653	2,886,292	834,787	1,084,948
19,078	53,143	-	-	22,046
5,282	107,763	104,085	52,200	139,258
67,203	488,595	952,399	91,267	90,028
-	315,723	924,187	152,769	4,973

208,049,963	403,454,342	708,877,268	87,193,197	166,298,185

2,321,087	998,089	1,191,366	456,400	419,060
95,810	991,307	5,766,307	97,574	4,546
21,786	18,226	50,852	3,656	3,461

99,656	269,519	512,074	66,060	144,739
29,207	87,394	99,769	16,334	18,883
14,389	8,942	10,515	7,654	138
-	160	-	207	-
3,284	-	-	-	-
54,405	95,095	150,410	47,080	318,861

2,639,624	2,468,732	7,781,293	694,965	909,688

$205,410,339	$400,985,610	$701,095,975	$86,498,232	$165,388,497

$246,244,211	$373,246,742	$586,615,052	$99,439,242	$111,011,159
533,571	2,987,261	3,531,809	-	432,201
-	-	-	(584,963)	-
(74,413,005)	(26,507,544)	(22,070,323)	(29,083,507)	15,513,317
33,045,562	51,259,151	133,019,437	16,727,460	38,431,820

$205,410,339	$400,985,610	$701,095,975	$86,498,232	$165,388,497

$169,308,232	$342,228,575	$546,763,784	$67,810,500	$123,453,516
$18,756	$7,054,755	$20,232,962	$-	$-
$3,184,943	$-	$-	$1,536,281	$2,763,502
$-	$13,140	$4,067,146	$4,234	$50,498

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2010

	MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small Cap Fund
Class A shares:
Net assets	$17,390,879	$7,811,764

Shares outstanding (a)	1,860,394	803,438

Net asset value and redemption price per share	$9.35	$9.72

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$9.92	$10.31

Class L shares:
Net assets	$2,587,775	$31,150,021

Shares outstanding (a)	275,077	3,181,147

Net asset value, offering price and redemption price per share	$9.41	$9.79

Class Y shares:
Net assets	$1,563,120	$1,056,199

Shares outstanding (a)	165,609	107,870

Net asset value, offering price and redemption price per share	$9.44	$9.79

Class S shares:
Net assets	$15,899,409	$34,192,338

Shares outstanding (a)	1,684,016	3,487,810

Net asset value, offering price and redemption price per share	$9.44	$9.80

Class N shares:
Net assets	$490,216	$164,038

Shares outstanding (a)	52,945	16,944

Net asset value, offering price and redemption price per share	$9.26	$9.68

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$68,520,679	$41,888,349	$50,227,173	$35,143,633	$655,325

7,655,461	3,973,856	3,688,170	3,027,774	37,075

$8.95	$10.54	$13.62	$11.61	$17.68

$9.50	$11.18	$14.45	$12.32	$18.76

$5,340,517	$131,965,211	$50,937,444	$19,818,934	$56,938,177

588,464	12,397,113	3,687,466	1,697,507	3,211,265

$9.08	$10.64	$13.81	$11.68	$17.73

$1,717,876	$6,727,135	$15,773,391	$8,082,291	$206,237

188,007	634,019	1,133,178	691,908	11,603

$9.14	$10.61	$13.92	$11.68	$17.77

$129,831,267	$219,638,865	$584,157,967	$22,470,283	$107,588,758

14,195,386	20,579,888	41,907,841	1,918,631	6,046,651

$9.15	$10.67	$13.94	$11.71	$17.79

$-	$766,050	$-	$983,091	$-

-	72,373	-	85,519	-

$-	$10.58	$-	$11.50	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2010

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$18,172
Interest	1,700,824	13,838,146

Total investment income	1,700,824	13,856,318

Expenses (Note 3):
Investment management fees	2,392,786	1,692,887
Custody fees	60,113	41,608
Interest expense	-	-
Audit fees	32,045	31,931
Legal fees	23,181	9,862
Proxy fees	996	996
Shareholder reporting fees	33,963	21,840
Trustees’ fees	83,599	47,582

	2,626,683	1,846,706
Administration fees:
Class A	755,880	239,008
Class L	-	377,522
Class Y	350,785	100,658
Class S	194,243	194,115
Class N	-	25,958
Distribution fees:
Class N	-	17,592
Service fees:
Class A	578,598	187,369
Class N	-	17,592

Total expenses	4,506,189	3,006,520
Expenses waived (Note 3):
Class A fees waived by advisor	(1,143,452)	-
Class L fees waived by advisor	-	-
Class Y fees waived by advisor	(622,549)	-
Class S fees waived by advisor	(543,590)	-
Class N fees waived by advisor	-	-
Class A administrative fees waived	(509,166)	(52,463)
Class L administrative fees waived	-	(82,868)
Class N administrative fees waived	-	(4,926)

Net expenses	1,687,432	2,866,263

Net investment income (loss)	13,392	10,990,055

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	66,008	10,862,486
Futures contracts	-	-
Swap agreements	-	(587,320)
Foreign currency transactions	-	-

Net realized gain (loss)	66,008	10,275,166

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	4,919,776
Futures contracts	-	-
Swap agreements	-	(1,804,927)
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	-	3,114,849

Net realized gain (loss) and change in unrealized appreciation (depreciation)	66,008	13,390,015

Net increase (decrease) in net assets resulting from operations	$79,400	$24,380,070

(a) Net of withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$-	$41,300	$28,103	$-	$-
10,989,230	45,771,596	11,999,866	15,279,761	975,741

10,989,230	45,812,896	12,027,969	15,279,761	975,741

1,293,554	6,107,468	1,423,978	847,145	170,405
28,525	119,194	35,934	19,054	15,408
459,350	-	-	-	-
32,352	33,390	32,766	32,700	7,558
13,125	29,057	6,620	3,814	646
996	996	996	996	995
16,176	55,556	16,739	11,862	5,223
31,031	145,130	33,639	20,298	3,349

1,875,109	6,490,791	1,550,672	935,869	203,584

102,626	543,674	169,159	127,734	2,861
109,750	607,330	471,735	17,131	300
127,454	205,158	74,668	103,582	150
29,605	609,324	128,991	105,810	13,618
985	2,855	3,503	2,826	37

744	2,010	2,105	1,792	26

91,370	476,740	115,545	92,749	2,385
744	2,010	2,105	1,792	26

2,338,387	8,939,892	2,518,483	1,389,285	222,987

-	-	-	-	(631)
-	-	-	-	(67)
-	-	-	-	(67)
-	-	-	-	(4,585)
-	-	-	-	(12)
(36,548)	(152,557)	(69,327)	-	-
-	(170,419)	(188,192)	-	-
(298)	(643)	(1,263)	-	-

2,301,541	8,616,273	2,259,701	1,389,285	217,625

8,687,689	37,196,623	9,768,268	13,890,476	758,116

2,645,449	58,419,063	14,763,830	8,054,281	(82,766)
-	-	4,223	-	-
-	(950,915)	(880,930)	-	-
-	-	53,853	-	774,914

2,645,449	57,468,148	13,940,976	8,054,281	692,148

14,647,275	17,637,160	2,886,850	5,341,110	702,776
-	-	99,978	-	-
-	(4,808,441)	(1,270,805)	-	-
-	-	-	-	(138,062)

14,647,275	12,828,719	1,716,023	5,341,110	564,714

17,292,724	70,296,867	15,656,999	13,395,391	1,256,862

$25,980,413	$107,493,490	$25,425,267	$27,285,867	$2,014,978

$-	$-	$586	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2010

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$1,502,788	$3,564,574
Interest	1,758,672	559

Total investment income	3,261,460	3,565,133

Expenses (Note 3):
Investment management fees	600,069	1,046,622
Custody fees	40,374	24,548
Audit fees	27,599	32,314
Legal fees	1,059	4,844
Proxy fees	995	995
Shareholder reporting fees	9,770	13,752
Trustees’ fees	12,462	25,689

	692,328	1,148,764
Administration fees:
Class A	37,828	45,423
Class L	8,191	70,892
Class Y	8,406	1,348
Class S	95,480	110,747
Class N	50	435
Distribution fees:
Class N	27	289
Service fees:
Class A	23,833	35,959
Class N	27	289

Total expenses	866,170	1,414,146
Expenses waived (Note 3):
Class A fees waived by advisor	-	-
Class L fees waived by advisor	-	-
Class Y fees waived by advisor	-	-
Class S fees waived by advisor	-	-
Class N fees waived by advisor	-	-
Class A administrative fees waived	(1,907)	-
Class L administrative fees waived	(413)	-
Class Y administrative fees waived	(681)	-
Class S administrative fees waived	(22,000)	-
Class N administrative fees waived	(2)	-

Net expenses	841,167	1,414,146

Net investment income (loss)	2,420,293	2,150,987

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	12,498,277	18,681,369
Futures contracts	(252,976)	-
Swap agreements	(29,910)	-
Foreign currency transactions	-	-

Net realized gain (loss)	12,215,391	18,681,369

Net change in unrealized appreciation (depreciation) on:
Investment transactions	1,101,633	3,376,239
Futures contracts	726,937	-
Swap agreements	(169,338)	-
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	1,659,232	3,376,239

Net realized gain (loss) and change in unrealized appreciation (depreciation)	13,874,623	22,057,608

Net increase (decrease) in net assets resulting from operations	$16,294,916	$24,208,595

(a) Net of withholding tax of:	$-	$18,074

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Enhanced Index Growth Fund

$6,867,757	$329,678	$3,121,628	$7,078,347	$3,137,477
47	10	275	494	41

6,867,804	329,688	3,121,903	7,078,841	3,137,518

1,409,981	78,542	1,180,583	4,427,619	935,339
45,275	18,341	22,442	119,133	34,544
33,376	33,210	32,296	42,694	33,319
6,549	361	4,184	15,774	4,323
995	995	995	996	995
16,621	5,537	12,475	34,102	12,620
34,045	1,889	21,851	83,647	22,092

1,546,842	138,875	1,274,826	4,723,965	1,043,232

32,479	13,768	30,825	489,936	9,154
205,803	777	139,679	132,838	139,712
92,539	10,853	395	18,556	29,022
85,506	368	138,762	460,401	10,449
771	1,139	838	2,831	25

523	900	582	2,022	23

26,320	12,925	24,859	408,280	10,673
523	900	582	2,022	23

1,991,306	180,505	1,611,348	6,240,851	1,242,313

-	(16,046)	(10,130)	(249,981)	-
-	(935)	(45,909)	(10,011)	-
-	(28,965)	(253)	(2,769)	-
-	(1,997)	(128,526)	(385,748)	-
-	(1,082)	(237)	(632)	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-

1,991,306	131,480	1,426,293	5,591,710	1,242,313

4,876,498	198,208	1,695,610	1,487,131	1,895,205

18,472,784	1,709,087	12,926,270	40,745,254	20,036,092
-	-	-	-	-
-	-	-	-	-
-	-	-	(130,051)	-

18,472,784	1,709,087	12,926,270	40,615,203	20,036,092

16,283,126	409,273	16,456,204	50,784,061	11,040,364
-	-	-	-	-
-	-	-	-	-
-	-	-	30,342	-

16,283,126	409,273	16,456,204	50,814,403	11,040,364

34,755,910	2,118,360	29,382,474	91,429,606	31,076,456

$39,632,408	$2,316,568	$31,078,084	$92,916,737	$32,971,661

$322	$-	$5,168	$172,269	$324

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2010

	MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small Cap Fund
Investment income (Note 2):
Dividends - unaffiliated issuers (a)	$554,760	$1,122,697
Dividends - affiliated issuers (Note 7)	-	321
Interest	199	78

Total investment income	554,959	1,123,096

Expenses (Note 3):
Investment management fees	390,786	469,609
Custody fees	16,182	95,183
Audit fees	32,212	32,230
Legal fees	1,099	1,867
Proxy fees	995	995
Shareholder reporting fees	7,080	8,174
Trustees’ fees	6,073	9,908

	454,427	617,966
Administration fees:
Class A	52,747	22,853
Class L	9,385	95,439
Class Y	5,932	644
Class S	11,811	20,495
Class N	2,525	407
Distribution fees:
Class N	1,402	290
Service fees:
Class A	43,956	19,044
Class N	1,402	290

Total expenses	583,587	777,428
Expenses waived (Note 3):
Class A fees waived by advisor	(14,375)	(13,196)
Class L fees waived by advisor	(2,524)	(55,111)
Class Y fees waived by advisor	(3,063)	(529)
Class S fees waived by advisor	(11,715)	(50,514)
Class N fees waived by advisor	(1,015)	(143)

Net expenses	550,895	657,935

Net investment income (loss)	4,064	465,161

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	7,115,812	9,133,823
Investment transactions - affiliated issuers	-	251
Foreign currency transactions	(2,862)	36

Net realized gain (loss)	7,112,950	9,134,110

Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	1,335,572	7,517,535
Investment transactions - affiliated issuers	-	(592)
Translation of assets and liabilities in foreign currencies	-	14

Net change in unrealized appreciation (depreciation)	1,335,572	7,516,957

Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,448,522	16,651,067

Net increase (decrease) in net assets resulting from operations	$8,452,586	$17,116,228

(a) Net of withholding tax of:	$1,612	$4,636

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$2,730,909	$8,049,509	$14,391,242	$2,072,901	$1,975,583
763	7,746	19,163	-	-
199	10,361	306	207	243

2,731,871	8,067,616	14,410,711	2,073,108	1,975,826

1,148,635	3,150,442	5,865,550	846,770	1,181,120
91,432	211,885	548,737	95,630	133,957
31,789	72,821	39,248	20,756	33,865
4,524	9,106	16,062	2,200	2,685
995	996	995	995	995
13,047	21,206	45,920	8,655	7,027
23,364	47,187	82,685	11,899	12,379

1,313,786	3,513,643	6,599,197	986,905	1,372,028

201,337	137,266	151,380	105,061	1,139
14,760	504,141	157,757	55,261	116,131
2,866	10,598	49,032	11,547	270
120,254	377,689	785,394	16,029	36,601
22	3,126	66	4,002	55

14	1,906	45	2,223	40

169,419	95,324	118,562	87,551	949
14	1,906	45	2,223	40

1,822,472	4,645,599	7,861,478	1,270,802	1,527,253

(47,767)	(27,537)	-	-	(461)
(3,502)	(157,154)	-	-	(46,465)
(1,025)	(3,642)	-	-	(211)
(87,306)	(382,381)	-	-	(87,516)
(4)	(2,152)	-	-	(17)

1,682,868	4,072,733	7,861,478	1,270,802	1,392,583

1,049,003	3,994,883	6,549,233	802,306	583,243

14,719,850	(1,715,545)	16,185,775	6,249,624	15,536,056
(409)	-	(7,459,716)	-	-
141	(165,928)	(344,349)	(252,415)	(126,563)

14,719,582	(1,881,473)	8,381,710	5,997,209	15,409,493

26,307,516	60,589,146	72,264,579	2,500,251	13,019,291
(1,660)	-	7,147,433	-	-
35	82,414	216,184	5,523	(257,402)

26,305,891	60,671,560	79,628,196	2,505,774	12,761,889

41,025,473	58,790,087	88,009,906	8,502,983	28,171,382

$42,074,476	$62,784,970	$94,559,139	$9,305,289	$28,754,625

$11,297	$739,915	$1,063,166	$219,973	$270,182

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Money Market Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,392	$3,234,861
Net realized gain (loss) on investment transactions	66,008	64,330
Net change in unrealized appreciation (depreciation) on investments	-	-

Net increase (decrease) in net assets resulting from operations	79,400	3,299,191

Distributions to shareholders (Note 2):
From net investment income:
Class A	(4,281)	(844,415)
Class L	-	(334,947)
Class Y	(4,263)	(806,220)
Class S	(4,721)	(1,249,279)
Class N	-	-

Total distributions from net investment income	(13,265)	(3,234,861)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(71,116,899)	(21,261,008)
Class L	-	(112,778,840)
Class Y	(3,312,686)	(34,097,275)
Class S	(78,775,007)	(23,327,169)
Class N	-	-

Increase (decrease) in net assets from fund share transactions	(153,204,592)	(191,464,292)

Total increase (decrease) in net assets	(153,138,457)	(191,399,962)
Net assets
Beginning of year	767,832,505	959,232,467

End of year	$614,694,048	$767,832,505

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(31,429)	$(20,789)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund		MassMutual Premier Core Bond Fund
Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

$10,990,055	$13,605,085	$8,687,689	$(758,262)	$37,196,623	$46,686,488
10,275,166	(2,594,929)	2,645,449	(3,205,796)	57,468,148	(7,469,402)
3,114,849	34,201,260	14,647,275	40,109,022	12,828,719	150,236,766

24,380,070	45,211,416	25,980,413	36,144,964	107,493,490	189,453,852

(1,970,330)	(3,009,522)	(59,677)	(2,639,242)	(5,867,164)	(8,890,448)
(3,666,392)	(5,688,137)	(107,153)	(2,721,815)	(7,355,654)	(13,369,457)
(1,884,593)	(1,785,297)	(426,591)	(5,766,482)	(5,145,610)	(8,078,881)
(4,615,335)	(7,395,374)	(489,232)	(7,350,706)	(23,148,678)	(35,566,444)
(188,061)	(151,074)	-	(13,509)	(22,243)	(11,690)

(12,324,711)	(18,029,404)	(1,082,653)	(18,491,754)	(41,539,349)	(65,916,920)

-	-	-	-	-	(1,503,365)
-	-	-	-	-	(2,186,504)
-	-	-	-	-	(1,298,007)
-	-	-	-	-	(5,654,273)
-	-	-	-	-	(3,315)

-	-	-	-	-	(10,645,464)

28,120,623	(688,495)	(5,479,032)	1,618,442	17,543,295	(2,425,432)
7,774,424	(16,473,896)	(195,888)	(2,846,533)	(4,180,799)	(58,117,337)
942,555	18,213,597	(9,255,662)	19,240,845	7,815,188	(29,425,183)
41,767,707	(20,032,832)	(8,547,626)	(25,764,276)	100,576,581	(39,947,287)
3,410,972	668,605	93,980	57,598	246,114	297,506

82,016,281	(18,313,021)	(23,384,228)	(7,693,924)	122,000,379	(129,617,733)

94,071,640	8,868,991	1,513,532	9,959,286	187,954,520	(16,726,265)

386,931,351	378,062,360	264,239,029	254,279,743	1,186,630,772	1,203,357,037

$481,002,991	$386,931,351	$265,752,561	$264,239,029	$1,374,585,292	$1,186,630,772

$8,291,097	$10,624,969	$6,486,114	$(30,817)	$30,502,572	$35,011,733

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Diversified Bond Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,768,268	$12,275,431
Net realized gain (loss) on investment transactions	13,940,976	(9,386,088)
Net change in unrealized appreciation (depreciation) on investments	1,716,023	45,212,036

Net increase (decrease) in net assets resulting from operations	25,425,267	48,101,379

Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,270,729)	(2,237,587)
Class L	(7,108,947)	(7,624,280)
Class Y	(1,992,923)	(1,750,051)
Class S	(4,402,483)	(7,224,443)
Class N	(86,409)	(86,361)

Total distributions from net investment income	(15,861,491)	(18,922,722)

From net realized gains:
Class A	-	(91,578)
Class L	-	(296,254)
Class Y	-	(66,183)
Class S	-	(282,533)
Class N	-	(3,706)

Total distributions from net realized gains	-	(740,254)

Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Class A	2,938,948	3,712,196
Class L	(32,730,463)	(10,615,124)
Class Y	(2,327,090)	5,569,320
Class S	(32,325,846)	(71,947,951)
Class N	(1,468,926)	31,620

Increase (decrease) in net assets from fund share transactions	(65,913,377)	(73,249,939)

Total increase (decrease) in net assets	(56,349,601)	(44,811,536)
Net assets
Beginning of year	296,495,171	341,306,707

End of year	$240,145,570	$296,495,171

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$7,702,966	$14,141,090

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund		MassMutual Premier International Bond Fund		MassMutual Premier Balanced Fund
Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

$13,890,476	$12,268,245	$758,116	$800,965	$2,420,293	$3,181,699
8,054,281	(16,725,564)	692,148	(1,206,455)	12,215,391	(20,456,665)
5,341,110	38,584,411	564,714	4,876,143	1,659,232	31,695,192

27,285,867	34,127,092	2,014,978	4,470,653	16,294,916	14,420,226

(2,700,194)	(2,694,011)	-	(18,271)	(138,253)	(229,094)
(349,535)	(330,635)	-	(11,744)	(46,340)	(58,421)
(3,842,808)	(5,013,563)	(8)	(11,890)	(47,794)	(56,517)
(5,910,034)	(5,593,021)	(18,643)	(2,447,770)	(2,707,304)	(3,935,905)
(53,181)	(52,789)	-	(11,195)	-	(2,829)

(12,855,752)	(13,684,019)	(18,651)	(2,500,870)	(2,939,691)	(4,282,766)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

-	-	-	(781)	-	-
-	-	-	(503)	-	-
-	-	-	(514)	-	-
-	-	-	(104,738)	-	-
-	-	-	(482)	-	-

-	-	-	(107,018)	-	-

525,062	8,271,624	411,963	375,472	3,859,512	(1,215,020)
474,339	920,380	(15,721)	12,247	1,068,872	96,784
(14,674,737)	(19,394,139)	(15,993)	12,404	1,832,975	(54,843)
(22,604,366)	20,663,830	(3,658,077)	2,172,187	(10,553,692)	(11,546,715)
(133,661)	111,429	(118,239)	11,677	(121,245)	4

(36,413,363)	10,573,124	(3,396,067)	2,583,987	(3,913,578)	(12,719,790)

(21,983,248)	31,016,197	(1,399,740)	4,446,752	9,441,647	(2,582,330)

181,105,823	150,089,626	28,851,365	24,404,613	120,364,892	122,947,222

$159,122,575	$181,105,823	$27,451,625	$28,851,365	$129,806,539	$120,364,892

$11,375,773	$10,291,071	$1,289,523	$(95,843)	$1,879,182	$2,439,037

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Value Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,150,987	$4,673,119
Net realized gain (loss) on investment transactions	18,681,369	(68,415,353)
Net change in unrealized appreciation (depreciation) on investments	3,376,239	94,564,071

Net increase (decrease) in net assets resulting from operations	24,208,595	30,821,837

Distributions to shareholders (Note 2):
From net investment income:
Class A	(256,297)	(220,262)
Class L	(537,389)	(639,646)
Class Y	(21,084)	(36,571)
Class S	(3,844,468)	(4,000,574)
Class N	(2,003)	(1,398)

Total distributions from net investment income	(4,661,241)	(4,898,451)

Net fund share transactions (Note 5):
Class A	(3,319,524)	(102,110)
Class L	(5,335,664)	(8,634,675)
Class Y	(862,335)	(781,135)
Class S	(36,232,722)	(18,979,098)
Class N	(25,123)	4,762

Increase (decrease) in net assets from fund share transactions	(45,775,368)	(28,492,256)

Total increase (decrease) in net assets	(26,228,014)	(2,568,870)
Net assets
Beginning of year	222,792,460	225,361,330

End of year	$196,564,446	$222,792,460

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$1,956,930	$4,105,846

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund		MassMutual Premier Enhanced Index Core Equity Fund		MassMutual Premier Main Street Fund
Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

$4,876,498	$6,633,474	$198,208	$261,357	$1,695,610	$2,439,081
18,472,784	(103,237,241)	1,709,087	(5,138,436)	12,926,270	(60,512,766)
16,283,126	102,438,597	409,273	5,880,950	16,456,204	78,814,155

39,632,408	5,834,830	2,316,568	1,003,871	31,078,084	20,740,470

(185,075)	(344,302)	(65,956)	(114,316)	(88,035)	(134,984)
(1,239,561)	(1,986,451)	(12,372)	(33,132)	(497,012)	(715,559)
(1,263,365)	(2,282,517)	(136,171)	(261,569)	(939)	(1,167)
(3,023,250)	(5,498,935)	(8,790)	(11,999)	(1,650,773)	(2,161,044)
(3,307)	(5,043)	(3,021)	(11,159)	(519)	(2,256)

(5,714,558)	(10,117,248)	(226,310)	(432,175)	(2,237,278)	(3,015,010)

(2,777,590)	(1,011,791)	(907,306)	578,236	(2,346,117)	(2,140,998)
(5,631,854)	(1,123,236)	(979,620)	(337,605)	(5,663,005)	(6,819,376)
(15,373,684)	(3,626,583)	(452,538)	(1,343,472)	1,862,676	1
(20,155,625)	(19,208,070)	(31,725)	74,446	(20,253,396)	(6,743,114)
(70,180)	11,483	1,116	(141,060)	134,244	(96,502)

(44,008,933)	(24,958,197)	(2,370,073)	(1,169,455)	(26,265,598)	(15,799,989)

(10,091,083)	(29,240,615)	(279,815)	(597,759)	2,575,208	1,925,471

283,707,320	312,947,935	16,128,841	16,726,600	180,306,992	178,381,521

$273,616,237	$283,707,320	$15,849,026	$16,128,841	$182,882,200	$180,306,992

$3,801,667	$4,680,765	$157,831	$182,723	$1,223,530	$1,782,894

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Capital Appreciation Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,487,131	$1,710,065
Net realized gain (loss) on investment transactions	40,615,203	(144,209,954)
Net change in unrealized appreciation (depreciation) on investments	50,814,403	246,266,965

Net increase (decrease) in net assets resulting from operations	92,916,737	103,767,076

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	(4,042)	-
Class Y	(20,710)	-
Class S	(1,243,528)	(451,904)
Class N	-	-

Total distributions from net investment income	(1,268,280)	(451,904)

Net fund share transactions (Note 5):
Class A	(66,484,420)	(21,031,330)
Class L	(21,776,980)	(7,435,062)
Class Y	(7,827,731)	(9,127,955)
Class S	(77,632,364)	(25,261,596)
Class N	(855,415)	76,835

Increase (decrease) in net assets from fund share transactions	(174,576,910)	(62,779,108)

Total increase (decrease) in net assets	(82,928,453)	40,536,064
Net assets
Beginning of year	714,258,839	673,722,775

End of year	$631,330,386	$714,258,839

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$1,076,139	$988,085

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund		MassMutual Premier Discovery Value Fund
Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

$1,895,205	$1,999,723	$4,064	$100,469
20,036,092	(38,687,534)	7,112,950	(14,516,962)
11,040,364	62,557,130	1,335,572	23,532,692

32,971,661	25,869,319	8,452,586	9,116,199

(29,293)	(19,714)	-	(1,017)
(632,328)	(509,958)	(2,501)	(13,263)
(540,221)	(456,924)	(7,776)	(25,811)
(729,267)	(796,944)	(69,666)	(88,452)
-	(219)	-	-

(1,931,109)	(1,783,759)	(79,943)	(128,543)

(140,266)	416,964	(3,453,937)	416,717
(5,504,620)	(1,036,384)	(1,555,396)	(96,339)
(11,030,665)	995,086	(3,070,797)	(1,088,715)
2,804,435	(14,247,033)	(13,158,569)	6,458,935
(104,125)	-	(386,834)	72,695

(13,975,241)	(13,871,367)	(21,625,533)	5,763,293

17,065,311	10,214,193	(13,252,890)	14,750,949

175,755,923	165,541,730	51,184,289	36,433,340

$192,821,234	$175,755,923	$37,931,399	$51,184,289

$1,406,498	$1,468,016	$(25,146)	$10,810

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Main Street Small Cap Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$465,161	$564,769
Net realized gain (loss) on investment transactions	9,134,110	(28,775,283)
Net change in unrealized appreciation (depreciation) on investments	7,516,957	40,130,532

Net increase (decrease) in net assets resulting from operations	17,116,228	11,920,018

Distributions to shareholders (Note 2):
From net investment income:
Class A	(25,029)	(7,110)
Class L	(168,309)	(123,810)
Class Y	(1,349)	-
Class S	(325,636)	(280,046)
Class N	(242)	-

Total distributions from net investment income	(520,565)	(410,966)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	233,069	1,141,698
Class L	(6,947,564)	(7,950,061)
Class Y	772,141	155,344
Class S	(17,557,075)	(13,615,396)
Class N	46,419	56,322

Increase (decrease) in net assets from fund share transactions	(23,453,010)	(20,212,093)

Total increase (decrease) in net assets	(6,857,347)	(8,703,041)
Net assets
Beginning of year	81,231,707	89,934,748

End of year	$74,374,360	$81,231,707

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$310,841	$356,698

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund		MassMutual Premier Global Fund
Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

$1,049,003	$1,007,038	$3,994,883	$4,048,823
14,719,582	(57,476,733)	(1,881,473)	(22,370,462)
26,305,891	78,855,091	60,671,560	105,099,823

42,074,476	22,385,396	62,784,970	86,778,184

(139,978)	-	(278,691)	(203,963)
(22,305)	(14,832)	(1,462,011)	(1,537,964)
(4,635)	(390)	(43,661)	(48,329)
(720,893)	(534,310)	(2,511,404)	(2,701,059)
-	-	(4,961)	(4,389)

(887,811)	(549,532)	(4,300,728)	(4,495,704)

-	-	-	(1,078,606)
-	-	-	(5,440,749)
-	-	-	(147,074)
-	-	-	(7,170,028)
-	-	-	(23,361)

-	-	-	(13,859,818)

(9,029,782)	(12,682,259)	2,015,599	1,095,778
(400,818)	(290,688)	(35,902,904)	(14,954,992)
454,448	230,651	2,737,545	(641,073)
(9,274,039)	(3,506,700)	(16,003,278)	(16,454,573)
(61,763)	-	(152,450)	105,433

(18,311,954)	(16,248,996)	(47,305,488)	(30,849,427)

22,874,711	5,586,868	11,178,754	37,573,235

182,535,628	176,948,760	389,806,856	352,233,621

$205,410,339	$182,535,628	$400,985,610	$389,806,856

$533,571	$440,422	$2,987,261	$3,299,779

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Equity Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,549,233	$6,984,574
Net realized gain (loss) on investment transactions	8,381,710	(20,996,498)
Net change in unrealized appreciation (depreciation) on investments	79,628,196	188,045,298

Net increase (decrease) in net assets resulting from operations	94,559,139	174,033,374

Distributions to shareholders (Note 2):
From net investment income:
Class A	(332,795)	-
Class L	(446,916)	(50,610)
Class Y	(301,593)	(56,372)
Class S	(5,956,646)	(1,591,608)
Class N	-	-

Total distributions from net investment income	(7,037,950)	(1,698,590)

From net realized gains:
Class A	-	(3,078,112)
Class L	-	(4,012,256)
Class Y	-	(1,623,639)
Class S	-	(35,201,195)
Class N	-	(12,661)

Total distributions from net realized gains	-	(43,927,863)

Net fund share transactions (Note 5):
Class A	(3,356,652)	(48,071)
Class L	(12,137,454)	(7,202,852)
Class Y	(18,531,983)	3,592,688
Class S	(49,048,503)	432,588
Class N	(200,162)	129

Increase (decrease) in net assets from fund share transactions	(83,274,754)	(3,225,518)

Total increase (decrease) in net assets	4,246,435	125,181,403
Net assets
Beginning of year	696,849,540	571,668,137

End of year	$701,095,975	$696,849,540

Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$3,531,809	$3,447,168

*	Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund		MassMutual Premier Strategic Emerging Markets Fund
Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Period Ended October 31, 2009*

$802,306	$1,811,121	$583,243	$723,852
5,997,209	(18,324,875)	15,409,493	12,188,725
2,505,774	42,242,728	12,761,889	25,669,931

9,305,289	25,728,974	28,754,625	38,582,508

(1,210,644)	(186,185)	(1,462)	-
(682,096)	(69,703)	(223,330)	-
(278,403)	(76,601)	(1,313)	(1)
(1,685,855)	(291,890)	(499,490)	(4,336)
(25,652)	(2,508)	-	-

(3,882,650)	(626,887)	(725,595)	(4,337)

-	-	(37,745)	-
-	-	(4,299,029)	-
-	-	(22,777)	-
-	-	(7,871,363)	-
-	-	-	-

-	-	(12,230,914)	-

(2,321,586)	86,813	334,213	144,106
(717,305)	6,565,078	24,924,509	16,275,429
18,049	329,694	24,090	100,101
(23,869,120)	11,463,566	35,351,598	33,937,754
(42,815)	110,709	(179,690)	100,100

(26,932,777)	18,555,860	60,454,720	50,557,490

(21,510,138)	43,657,947	76,252,836	89,135,661

108,008,370	64,350,423	89,135,661	-

$86,498,232	$108,008,370	$165,388,497	$89,135,661

$(584,963)	$1,783,497	$432,201	$724,904

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the year ended October 31, 2010

MassMutual Premier Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$25,980,413
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(141,976,740)
Investments sold	133,802,692
(Purchase) Sale of short-term investments, net	(40,520,058)
Amortization (accretion) of discount and premium, net	(1,200,970)
(Increase) Decrease in receivable from interest and dividends	(61,776)
(Increase) Decrease in receivable from investment adviser	160
Increase (Decrease) in payable for interest for reverse repurchase agreements	22,268
Increase (Decrease) in payable for Trustees' fees and expenses	3,216
Increase (Decrease) in payable for investment management fees	6,887
Increase (Decrease) in payable for administration fees	1,551
Increase (Decrease) in payable for service fees	(398)
Increase (Decrease) in payable for distribution fees	26
Increase (Decrease) in payable for accrued expenses and other liabilities	(110)
Net change in unrealized (appreciation) depreciation on investments	(14,647,275)
Net realized (gain) loss from investments	(2,645,449)

Net cash from (used in) operating activities	(41,235,563)

Cash flows from (used in) financing activities:
Proceeds from shares sold	67,226,328
Payment on shares redeemed	(85,548,121)
Proceeds from reverse repurchase agreements	82,710,397
Repayment of reverse repurchase agreements	(23,153,041)

Net cash from (used in) financing activities	41,235,563

Net increase (decrease) in cash	-
Cash at beginning of year	-

Cash at end of year	$-

Non cash financing activities not included herein consist of reinvestment of all distributions of:	$1,082,653
Cash paid out for interest on reverse repurchase agreements	$437,082

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†	0.00	†	0.02		0.04	0.04
Net realized and unrealized gain (loss) on investments	0.00	†	(0.00	) †	(0.00	) †	-	-

Total income (loss) from investment operations	0.00	†	0.00	†	0.02		0.04	0.04

Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	(0.02)		(0.04)	(0.04)
Tax return of capital	-		-		(0.00	) †	-	-

Total distributions	(0.00	) †	(0.00	) †	(0.02)		(0.04)	(0.04)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return ^	0.00%	††	0.28%		2.33%		4.59%	4.09%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$199,403		$270,497		$291,735		$281,270	$187,991
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.99%		0.98%		0.96%	0.98%
After expense waiver	0.25%	#	0.57%	#	0.78%	#	0.77% #	0.77% #
Net investment income (loss) to average daily net assets	0.00%	††	0.28%		2.30%		4.50%	4.11%

	Class Y
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†	0.00	†	0.03		0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	†	(0.00	) †	(0.00	) †	-	-

Total income (loss) from investment operations	0.00	†	0.00	†	0.03		0.05	0.04

Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	(0.03)		(0.05)	(0.04)
Tax return of capital	-		-		(0.00	) †	-	-

Total distributions	(0.00	) †	(0.00	) †	(0.03)		(0.05)	(0.04)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return ^	0.00%	††	0.35%		2.54%		4.81%	4.32%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$194,208		$197,503		$231,584		$213,690	$111,314
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%		0.60%		0.58%		0.56%	0.58%
After expense waiver	0.25%	#	0.50%	#	0.58%	##	0.55% #	0.55% #
Net investment income (loss) to average daily net assets	0.00%	††	0.38%		2.47%		4.71%	4.31%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†	0.00	†	0.03		0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	†	(0.00	) †	(0.00	) †	-	-

Total income (loss) from investment operations	0.00	†	0.00	†	0.03		0.05	0.04

Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	(0.03)		(0.05)	(0.04)
Tax return of capital	-		-		(0.00	) †	-	-

Total distributions	(0.00	) †	(0.00	) †	(0.03)		(0.05)	(0.04)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return ^	0.00%	††	0.40%		2.64%		4.92%	4.42%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$221,083		$299,832		$323,136		$258,751	$249,221
Ratio of expenses to average daily net assets:
Before expense waiver	0.46%		0.49%		0.48%		0.46%	0.48%
After expense waiver	0.25%	#	0.45%	#	0.48%	##	0.45% #	0.45% #
Net investment income (loss) to average daily net assets	0.00%	††	0.41%		2.55%		4.81%	4.36%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.48	$9.65	$10.35	$10.23	$10.21

Income (loss) from investment operations:
Net investment income (loss) ***	0.24	0.36	0.36	0.44	0.39
Net realized and unrealized gain (loss) on investments	0.34	0.93	(0.53)	0.11	0.01

Total income (loss) from investment operations	0.58	1.29	(0.17)	0.55	0.40

Less distributions to shareholders:
From net investment income	(0.30)	(0.46)	(0.53)	(0.43)	(0.38)

Total distributions	(0.30)	(0.46)	(0.53)	(0.43)	(0.38)

Net asset value, end of year	$10.76	$10.48	$9.65	$10.35	$10.23

Total Return ^,^^	5.70%	13.99%	(1.73% )	5.55%	4.09%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$98,198	$68,067	$63,490	$64,506	$73,351
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%	1.01%	1.00%	1.00%	1.00%
After expense waiver	0.94% #	0.94% #	0.93% #	0.92% #	0.92% #
Net investment income (loss) to average daily net assets	2.32%	3.67%	3.59%	4.37%	3.91%
Portfolio turnover rate	332%	232%	140%	332%	156%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.52	$9.68	$10.38	$10.26	$10.23

Income (loss) from investment operations:
Net investment income (loss) ***	0.27	0.39	0.39	0.47	0.42
Net realized and unrealized gain (loss) on investments	0.34	0.93	(0.53)	0.10	0.02

Total income (loss) from investment operations	0.61	1.32	(0.14)	0.57	0.44

Less distributions to shareholders:
From net investment income	(0.33)	(0.48)	(0.56)	(0.45)	(0.41)

Total distributions	(0.33)	(0.48)	(0.56)	(0.45)	(0.41)

Net asset value, end of year	$10.80	$10.52	$9.68	$10.38	$10.26

Total Return ^	5.95%	14.19%	(1.35% )	5.74%	4.41%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$125,719	$114,790	$123,378	$173,954	$174,021
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.76%	0.75%	0.75%	0.75%
After expense waiver	0.69% #	0.69% #	0.68% #	0.67% #	0.67% #
Net investment income (loss) to average daily net assets	2.60%	4.01%	3.88%	4.60%	4.14%
Portfolio turnover rate	332%	232%	140%	332%	156%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.58	$9.74	$10.42	$10.30	$10.27

Income (loss) from investment operations:
Net investment income (loss) ***	0.28	0.39	0.40	0.48	0.43
Net realized and unrealized gain (loss) on investments	0.35	0.95	(0.52)	0.10	0.02

Total income (loss) from investment operations	0.63	1.34	(0.12)	0.58	0.45

Less distributions to shareholders:
From net investment income	(0.34)	(0.50)	(0.56)	(0.46)	(0.42)

Total distributions	(0.34)	(0.50)	(0.56)	(0.46)	(0.42)

Net asset value, end of year	$10.87	$10.58	$9.74	$10.42	$10.30

Total Return ^	6.11%	14.36%	(1.29% )	5.86%	4.48%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$59,027	$56,552	$34,550	$55,094	$80,419
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.61%	0.60%	0.60%	0.60%
After expense waiver	N/A	N/A	0.60% ##	0.59% #	0.59% #
Net investment income (loss) to average daily net assets	2.69%	3.90%	3.95%	4.77%	4.24%
Portfolio turnover rate	332%	232%	140%	332%	156%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.64	$9.79	$10.49	$10.37	$10.34

Income (loss) from investment operations:
Net investment income (loss) ***	0.29	0.41	0.40	0.49	0.44
Net realized and unrealized gain (loss) on investments	0.34	0.94	(0.53)	0.10	0.01

Total income (loss) from investment operations	0.63	1.35	(0.13)	0.59	0.45

Less distributions to shareholders:
From net investment income	(0.34)	(0.50)	(0.57)	(0.47)	(0.42)

Total distributions	(0.34)	(0.50)	(0.57)	(0.47)	(0.42)

Net asset value, end of year	$10.93	$10.64	$9.79	$10.49	$10.37

Total Return ^	6.10%	14.34%	(1.23% )	5.88%	4.51%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$190,062	$143,114	$153,218	$196,525	$184,830
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%	0.56%	0.55%	0.55%	0.55%
After expense waiver	N/A	N/A	0.55% ##	0.54% #	0.54% #
Net investment income (loss) to average daily net assets	2.72%	4.13%	3.97%	4.75%	4.29%
Portfolio turnover rate	332%	232%	140%	332%	156%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.42	$9.58	$10.31	$10.20	$10.16

Income (loss) from investment operations:
Net investment income (loss) ***	0.21	0.33	0.33	0.39	0.36
Net realized and unrealized gain (loss) on investments	0.33	0.93	(0.52)	0.12	0.03

Total income (loss) from investment operations	0.54	1.26	(0.19)	0.51	0.39

Less distributions to shareholders:
From net investment income	(0.30)	(0.42)	(0.54)	(0.40)	(0.35)

Total distributions	(0.30)	(0.42)	(0.54)	(0.40)	(0.35)

Net asset value, end of year	$10.66	$10.42	$9.58	$10.31	$10.20

Total Return ^,^^	5.33%	13.72%	(2.02% )	5.25%	3.74%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$7,997	$4,408	$3,426	$4,006	$103
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%	1.31%	1.30%	1.30%	1.30%
After expense waiver	1.24% #	1.24% #	1.23% #	1.22% #	1.22% #
Net investment income (loss) to average daily net assets	2.03%	3.38%	3.28%	3.80%	3.61%
Portfolio turnover rate	332%	232%	140%	332%	156%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.13		$9.38		$10.39	$10.19	$10.51

Income (loss) from investment operations:
Net investment income (loss) ***	0.31		(0.04)		0.57	0.25	0.45
Net realized and unrealized gain (loss) on investments	0.69		1.52		(1.04)	0.28	(0.24)

Total income (loss) from investment operations	1.00		1.48		(0.47)	0.53	0.21

Less distributions to shareholders:
From net investment income	(0.02)		(0.73)		(0.54)	(0.33)	(0.52)
From net realized gains	-		-		-	-	(0.01)

Total distributions	(0.02)		(0.73)		(0.54)	(0.33)	(0.53)

Net asset value, end of year	$11.11		$10.13		$9.38	$10.39	$10.19

Total Return ^,^^	9.84%		16.40%		(5.00% )	5.44%	2.07%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$36,493		$38,645		$34,282	$29,868	$20,591
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	1.06%		1.05%	(a)	1.04%	1.04%	1.04%
After expense waiver ‡‡	0.96%	#	0.95%	#(a)	0.94% #	1.00% #	N/A
Interest expense to average daily net assets ‡‡‡	0.17%		0.07%		N/A	N/A	N/A
Ratio of expenses to average daily net assets:
Before expense waiver ##	1.23%		1.12%		N/A	N/A	N/A
After expense waiver ##	1.13%	#	1.02%	#	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	2.94%		(0.42%	) (a)	5.46%	2.52%	4.50%
Portfolio turnover rate	41%		35%		17%	17%	4%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Includes interest expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.
(a)	Ratios/Supplemental Data were incorrectly calculated in the Fund’s Annual Report on Form N-CSR. The following table highlights the data as originally filed and as corrected:

	As originally filed		As corrected
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	1.09%		1.05%
After expense waiver ‡‡	0.99%	#	0.95%	#
Net investment income (loss) to average daily net assets	(0.45%)		(0.42%)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.25	$9.47		$10.49	$10.28	$10.59

Income (loss) from investment operations:
Net investment income (loss) ***	0.33	(0.05)		0.59	0.45	0.46
Net realized and unrealized gain (loss) on investments	0.69	1.56		(1.06)	0.11	(0.23)

Total income (loss) from investment operations	1.02	1.51		(0.47)	0.56	0.23

Less distributions to shareholders:
From net investment income	(0.03)	(0.73)		(0.55)	(0.35)	(0.53)
From net realized gains	-	-		-	-	(0.01)

Total distributions	(0.03)	(0.73)		(0.55)	(0.35)	(0.54)

Net asset value, end of year	$11.24	$10.25		$9.47	$10.49	$10.28

Total Return ^	9.97%	16.63%		(4.92% )	5.68%	2.29%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$40,205	$36,760		$36,903	$63,394	$5,232
Net expenses to average daily net assets ‡‡	0.81%	0.80%	(a)	0.79%	0.79%	0.79%
Interest expense to average daily net assets ‡‡‡	0.17%	0.07%		N/A	N/A	N/A
Net expenses to average daily net assets ##	0.98%	0.87%		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	3.12%	(0.53%	) (a)	5.56%	4.50%	4.52%
Portfolio turnover rate	41%	35%		17%	17%	4%

***	Per share amount calculated on the average shares method.
##	Includes interest expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.
(a)	Ratios/Supplemental Data were incorrectly calculated in the Fund’s Annual Report on Form N-CSR. The following table highlights the data as originally filed and as corrected:

	As originally filed		As corrected
Net expenses to average daily net assets ‡‡	0.82%		0.80%
Net investment income (loss) to average daily net assets	(0.54%	)	(0.53%	)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.27	$9.50		$10.52	$10.31	$10.61

Income (loss) from investment operations:
Net investment income (loss) ***	0.34	(0.02)		0.61	0.30	0.49
Net realized and unrealized gain (loss) on investments	0.71	1.55		(1.06)	0.28	(0.23)

Total income (loss) from investment operations	1.05	1.53		(0.45)	0.58	0.26

Less distributions to shareholders:
From net investment income	(0.05)	(0.76)		(0.57)	(0.37)	(0.55)
From net realized gains	-	-		-	-	(0.01)

Total distributions	(0.05)	(0.76)		(0.57)	(0.37)	(0.56)

Net asset value, end of year	$11.27	$10.27		$9.50	$10.52	$10.31

Total Return ^	10.22%	16.74%		(4.77% )	5.85%	2.53%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$95,864	$96,117		$71,147	$71,072	$85,267
Net expenses to average daily net assets ‡‡	0.66%	0.65%	(a)	0.64%	0.64%	0.64%
Interest expense to average daily net assets ‡‡‡	0.17%	0.07%		N/A	N/A	N/A
Net expenses to average daily net assets ##	0.83%	0.72%		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	3.24%	(0.24%	) (a)	5.76%	3.01%	4.81%
Portfolio turnover rate	41%	35%		17%	17%	4%

***	Per share amount calculated on the average shares method.
##	Includes interest expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.
(a)	Ratios/Supplemental Data were incorrectly calculated in the Fund’s Annual Report on Form N-CSR. The following table highlights the data as originally filed and as corrected:

	As originally filed	As corrected
Net expenses to average daily net assets ‡‡	0.64%	0.65%
Net investment income (loss) to average daily net assets	(0.23%)	(0.24%)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.29	$9.51		$10.53	$10.33	$10.63

Income (loss) from investment operations:
Net investment income (loss) ***	0.36	(0.03)		0.62	0.32	0.50
Net realized and unrealized gain (loss) on investments	0.70	1.58		(1.06)	0.26	(0.23)

Total income (loss) from investment operations	1.06	1.55		(0.44)	0.58	0.27

Less distributions to shareholders:
From net investment income	(0.05)	(0.77)		(0.58)	(0.38)	(0.56)
From net realized gains	-	-		-	-	(0.01)

Total distributions	(0.05)	(0.77)		(0.58)	(0.38)	(0.57)

Net asset value, end of year	$11.30	$10.29		$9.51	$10.53	$10.33

Total Return ^	10.28%	16.82%		(4.58% )	5.86%	2.63%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$92,808	$92,457		$111,763	$196,517	$197,648
Net expenses to average daily net assets ‡‡	0.56%	0.56%	(a)	0.54%	0.54%	0.54%
Interest expense to average daily net assets ‡‡‡	0.17%	0.07%		N/A	N/A	N/A
Net expenses to average daily net assets ##	0.73%	0.63%		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	3.36%	(0.29%	) (a)	5.85%	3.18%	4.95%
Portfolio turnover rate	41%	35%		17%	17%	4%

***	Per share amount calculated on the average shares method.
##	Includes interest expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.
(a)	Ratios/Supplemental Data were incorrectly calculated in the Fund’s Annual Report on Form N-CSR. The following table highlights the data as originally filed and as corrected:

	As originally filed		As corrected
Net expenses to average daily net assets ‡‡	0.54%		0.56%
Net investment income (loss) to average daily net assets	(0.27%	)	(0.29%	)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.20		$9.43		$10.44	$10.25	$10.55

Income (loss) from investment operations:
Net investment income (loss) ***	0.28		(0.03)		0.54	0.22	0.41
Net realized and unrealized gain (loss) on investments	0.70		1.49		(1.05)	0.29	(0.23)

Total income (loss) from investment operations	0.98		1.46		(0.51)	0.51	0.18

Less distributions to shareholders:
From net investment income	-		(0.69)		(0.50)	(0.32)	(0.47)
From net realized gains	-		-		-	-	(0.01)

Total distributions	-		(0.69)		(0.50)	(0.32)	(0.48)

Net asset value, end of year	$11.18		$10.20		$9.43	$10.44	$10.25

Total Return ^,^^	9.61%		16.05%		(5.32% )	5.17%	1.77%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$384		$260		$185	$234	$212
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	1.35%		1.35%	(a)	1.34%	1.34%	1.35%
After expense waiver ‡‡	1.25%	#	1.25%	#(a)	1.24% #	1.30% #	N/A
Interest expense to average daily net assets ‡‡‡	0.17%		0.07%		N/A	N/A	N/A
Ratio of expenses to average daily net assets:
Before expense waiver ##	1.52%		1.42%		N/A	N/A	N/A
After expense waiver ##	1.42%	#	1.32%	#	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	2.63%		(0.24%	) (a)	5.13%	2.24%	4.00%
Portfolio turnover rate	41%		35%		17%	17%	4%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Includes interest expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.
(a)	Ratios/Supplemental Data were incorrectly calculated in the Fund’s Annual Report on Form N-CSR. The following table highlights the data as originally filed and as corrected:

	As originally filed		As corrected
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	1.41%		1.35%
After expense waiver ‡‡	1.31%	#	1.25%	#
Net investment income (loss) to average daily net assets	(0.29%	)	(0.24%	)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$11.07	$9.99	$10.97	$10.87	$10.88

Income (loss) from investment operations:
Net investment income (loss) ***	0.29	0.40	0.43	0.47	0.44
Net realized and unrealized gain (loss) on investments	0.62	1.32	(0.83)	0.08	0.02

Total income (loss) from investment operations	0.91	1.72	(0.40)	0.55	0.46

Less distributions to shareholders:
From net investment income	(0.36)	(0.55)	(0.58)	(0.45)	(0.47)
From net realized gains	-	(0.09)	-	-	-

Total distributions	(0.36)	(0.64)	(0.58)	(0.45)	(0.47)

Net asset value, end of year	$11.62	$11.07	$9.99	$10.97	$10.87

Total Return ^,^^	8.47%	18.13%	(3.90% )	5.23%	4.31%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$206,416	$179,142	$164,141	$183,196	$217,383
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.05%	1.04%	1.04%	1.04%
After expense waiver	0.97% #	0.97% #	0.96% #	0.96% #	0.96% #
Net investment income (loss) to average daily net assets	2.64%	3.88%	4.06%	4.39%	4.13%
Portfolio turnover rate	463%	333%	263%	394%	197%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$11.15	$10.06	$11.04	$10.94	$10.95

Income (loss) from investment operations:
Net investment income (loss) ***	0.33	0.43	0.47	0.50	0.47
Net realized and unrealized gain (loss) on investments	0.61	1.33	(0.84)	0.08	0.01

Total income (loss) from investment operations	0.94	1.76	(0.37)	0.58	0.48

Less distributions to shareholders:
From net investment income	(0.39)	(0.58)	(0.61)	(0.48)	(0.49)
From net realized gains	-	(0.09)	-	-	-

Total distributions	(0.39)	(0.67)	(0.61)	(0.48)	(0.49)

Net asset value, end of year	$11.70	$11.15	$10.06	$11.04	$10.94

Total Return ^	8.67%	18.41%	(3.63% )	5.49%	4.55%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$217,513	$211,250	$249,701	$368,954	$425,017
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.80%	0.79%	0.79%	0.79%
After expense waiver	0.71% #	0.72% #	0.71% #	0.71% #	0.71% #
Net investment income (loss) to average daily net assets	2.89%	4.19%	4.34%	4.64%	4.37%
Portfolio turnover rate	463%	333%	263%	394%	197%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$11.21	$10.12	$11.08	$10.98	$10.99

Income (loss) from investment operations:
Net investment income (loss) ***	0.34	0.44	0.48	0.51	0.48
Net realized and unrealized gain (loss) on investments	0.62	1.32	(0.83)	0.08	0.01

Total income (loss) from investment operations	0.96	1.76	(0.35)	0.59	0.49

Less distributions to shareholders:
From net investment income	(0.39)	(0.58)	(0.61)	(0.49)	(0.50)
From net realized gains	-	(0.09)	-	-	-

Total distributions	(0.39)	(0.67)	(0.61)	(0.49)	(0.50)

Net asset value, end of year	$11.78	$11.21	$10.12	$11.08	$10.98

Total Return ^	8.88%	18.40%	(3.36% )	5.56%	4.60%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$160,114	$144,757	$160,857	$202,008	$212,477
Ratio of expenses to average daily net assets:
Before expense waiver	0.65%	0.65%	0.64%	0.64%	0.64%
After expense waiver	N/A	N/A	0.64% ##	0.64% ##	0.64% ##
Net investment income (loss) to average daily net assets	2.96%	4.24%	4.41%	4.71%	4.44%
Portfolio turnover rate	463%	333%	263%	394%	197%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$11.26	$10.16	$11.14	$11.04	$11.04

Income (loss) from investment operations:
Net investment income (loss) ***	0.34	0.45	0.48	0.52	0.48
Net realized and unrealized gain (loss) on investments	0.63	1.33	(0.84)	0.07	0.03

Total income (loss) from investment operations	0.97	1.78	(0.36)	0.59	0.51

Less distributions to shareholders:
From net investment income	(0.40)	(0.59)	(0.62)	(0.49)	(0.51)
From net realized gains	-	(0.09)	-	-	-

Total distributions	(0.40)	(0.68)	(0.62)	(0.49)	(0.51)

Net asset value, end of year	$11.83	$11.26	$10.16	$11.14	$11.04

Total Return ^	8.89%	18.53%	(3.48% )	5.57%	4.64%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$789,543	$650,768	$628,314	$779,239	$861,000
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%	0.60%	0.59%	0.59%	0.59%
After expense waiver	N/A	N/A	0.59% ##	0.59% ##	0.59% ##
Net investment income (loss) to average daily net assets	3.00%	4.26%	4.43%	4.77%	4.49%
Portfolio turnover rate	463%	333%	263%	394%	197%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$11.23	$9.95	$10.92	$10.73	$10.76

Income (loss) from investment operations:
Net investment income (loss) ***	0.26	0.36	0.43	0.42	0.40
Net realized and unrealized gain (loss) on investments	0.63	1.34	(0.83)	0.09	0.00	†

Total income (loss) from investment operations	0.89	1.70	(0.40)	0.51	0.40

Less distributions to shareholders:
From net investment income	(0.34)	(0.33)	(0.57)	(0.32)	(0.43)
From net realized gains	-	(0.09)	-	-	-

Total distributions	(0.34)	(0.42)	(0.57)	(0.32)	(0.43)

Net asset value, end of year	$11.78	$11.23	$9.95	$10.92	$10.73

Total Return ^,^^	8.10%	17.65%	(3.86% )	4.91%	3.86%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,000	$714	$344	$4,244	$377
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%	1.37%	1.37%	1.36%	1.36%
After expense waiver	1.29% #	1.29% #	1.28% #	1.28% #	1.28%	#
Net investment income (loss) to average daily net assets	2.31%	3.46%	4.04%	3.89%	3.77%
Portfolio turnover rate	463%	333%	263%	394%	197%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.76	$9.72	$10.97	$10.85	$10.75

Income (loss) from investment operations:
Net investment income (loss) ***	0.34	0.37	0.45	0.48	0.44
Net realized and unrealized gain (loss) on investments	0.58	1.28	(1.09)	0.09	0.05

Total income (loss) from investment operations	0.92	1.65	(0.64)	0.57	0.49

Less distributions to shareholders:
From net investment income	(0.55)	(0.59)	(0.57)	(0.45)	(0.39)
From net realized gains	-	(0.02)	(0.04)	-	-

Total distributions	(0.55)	(0.61)	(0.61)	(0.45)	(0.39)

Net asset value, end of year	$11.13	$10.76	$9.72	$10.97	$10.85

Total Return ^,^^	9.00%	17.93%	(6.16% )	5.40%	4.72%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$48,810	$44,121	$36,268	$44,028	$33,904
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.16%	1.16%	1.16%	1.15%
After expense waiver	1.01% #	1.01% #	1.00% #	0.99% #	0.99% #
Net investment income (loss) to average daily net assets	3.21%	3.75%	4.27%	4.52%	4.13%
Portfolio turnover rate	465%	322%	282%	427%	208%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.70	$9.67	$10.91	$10.80	$10.71

Income (loss) from investment operations:
Net investment income (loss) ***	0.37	0.42	0.47	0.50	0.48
Net realized and unrealized gain (loss) on investments	0.58	1.25	(1.08)	0.08	0.03

Total income (loss) from investment operations	0.95	1.67	(0.61)	0.58	0.51

Less distributions to shareholders:
From net investment income	(0.58)	(0.62)	(0.59)	(0.47)	(0.42)
From net realized gains	-	(0.02)	(0.04)	-	-

Total distributions	(0.58)	(0.64)	(0.63)	(0.47)	(0.42)

Net asset value, end of year	$11.07	$10.70	$9.67	$10.91	$10.80

Total Return ^	9.29%	18.21%	(5.94% )	5.60%	4.91%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$103,653	$132,257	$130,078	$191,936	$237,088
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.92%	0.92%	0.92%	0.91%
After expense waiver	0.77% #	0.77% #	0.76% #	0.75% #	0.75% #
Net investment income (loss) to average daily net assets	3.45%	4.29%	4.53%	4.73%	4.54%
Portfolio turnover rate	465%	322%	282%	427%	208%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.75	$9.72	$10.97	$10.85	$10.76

Income (loss) from investment operations:
Net investment income (loss) ***	0.37	0.43	0.48	0.48	0.46
Net realized and unrealized gain (loss) on investments	0.58	1.24	(1.10)	0.11	0.05

Total income (loss) from investment operations	0.95	1.67	(0.62)	0.59	0.51

Less distributions to shareholders:
From net investment income	(0.58)	(0.62)	(0.59)	(0.47)	(0.42)
From net realized gains	-	(0.02)	(0.04)	-	-

Total distributions	(0.58)	(0.64)	(0.63)	(0.47)	(0.42)

Net asset value, end of year	$11.12	$10.75	$9.72	$10.97	$10.85

Total Return ^	9.27%	18.18%	(5.97% )	5.68%	4.91%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$34,202	$35,473	$26,651	$51,537	$11,218
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.76%	0.76%	0.76%	0.75%
After expense waiver	N/A	N/A	0.75% #	0.74% #	0.74% #
Net investment income (loss) to average daily net assets	3.47%	4.28%	4.54%	4.48%	4.34%
Portfolio turnover rate	465%	322%	282%	427%	208%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.73	$9.69	$11.01	$10.89	$10.79

Income (loss) from investment operations:
Net investment income (loss) ***	0.37	0.44	0.48	0.51	0.47
Net realized and unrealized gain (loss) on investments	0.58	1.24	(1.17)	0.09	0.06

Total income (loss) from investment operations	0.95	1.68	(0.69)	0.60	0.53

Less distributions to shareholders:
From net investment income	(0.58)	(0.62)	(0.59)	(0.48)	(0.43)
From net realized gains	-	(0.02)	(0.04)	-	-

Total distributions	(0.58)	(0.64)	(0.63)	(0.48)	(0.43)

Net asset value, end of year	$11.10	$10.73	$9.69	$11.01	$10.89

Total Return ^	9.31%	18.21%	(6.51% )	5.69%	5.06%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$53,298	$82,961	$146,819	$213,606	$210,289
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.71%	0.71%	0.71%	0.70%
After expense waiver	N/A	N/A	0.70% #	0.69% #	0.69% #
Net investment income (loss) to average daily net assets	3.51%	4.42%	4.56%	4.80%	4.40%
Portfolio turnover rate	465%	322%	282%	427%	208%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$10.62	$9.60	$10.84	$10.73	$10.65

Income (loss) from investment operations:
Net investment income (loss) ***	0.31	0.34	0.41	0.44	0.41
Net realized and unrealized gain (loss) on investments	0.57	1.26	(1.07)	0.08	0.04

Total income (loss) from investment operations	0.88	1.60	(0.66)	0.52	0.45

Less distributions to shareholders:
From net investment income	(0.53)	(0.56)	(0.54)	(0.41)	(0.37)
From net realized gains	-	(0.02)	(0.04)	-	-

Total distributions	(0.53)	(0.58)	(0.58)	(0.41)	(0.37)

Net asset value, end of year	$10.97	$10.62	$9.60	$10.84	$10.73

Total Return ^,^^	8.64%	17.54%	(6.44% )	5.04%	4.35%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$183	$1,683	$1,491	$1,608	$1,238
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%	1.46%	1.46%	1.46%	1.45%
After expense waiver	1.31% #	1.31% #	1.30% #	1.29% #	1.29% #
Net investment income (loss) to average daily net assets	2.98%	3.50%	3.98%	4.19%	3.95%
Portfolio turnover rate	465%	322%	282%	427%	208%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.67	$7.89	$10.89	$10.85	$10.64

Income (loss) from investment operations:
Net investment income (loss) ***	0.69	0.63	0.73	0.80	0.76
Net realized and unrealized gain (loss) on investments	0.72	1.07	(2.92)	(0.11)	0.21

Total income (loss) from investment operations	1.41	1.70	(2.19)	0.69	0.97

Less distributions to shareholders:
From net investment income	(0.66)	(0.92)	(0.78)	(0.63)	(0.71)
From net realized gains	-	-	(0.03)	(0.02)	(0.05)

Total distributions	(0.66)	(0.92)	(0.81)	(0.65)	(0.76)

Net asset value, end of year	$9.42	$8.67	$7.89	$10.89	$10.85

Total Return ^,^^	17.33%	25.11%	(21.44% )	6.53%	9.64%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$39,750	$35,953	$23,752	$32,164	$15,895
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%	1.15%	1.14%	1.14%	1.15%
After expense waiver	N/A	N/A	N/A	N/A	1.15% ##
Net investment income (loss) to average daily net assets	7.87%	8.22%	7.69%	7.42%	7.24%
Portfolio turnover rate	120%	101%	87%	93%	61%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.72	$7.93	$10.94	$10.89	$10.67

Income (loss) from investment operations:
Net investment income (loss) ***	0.71	0.65	0.76	0.83	0.79
Net realized and unrealized gain (loss) on investments	0.73	1.07	(2.94)	(0.10)	0.20

Total income (loss) from investment operations	1.44	1.72	(2.18)	0.73	0.99

Less distributions to shareholders:
From net investment income	(0.68)	(0.93)	(0.80)	(0.66)	(0.72)
From net realized gains	-	-	(0.03)	(0.02)	(0.05)

Total distributions	(0.68)	(0.93)	(0.83)	(0.68)	(0.77)

Net asset value, end of year	$9.48	$8.72	$7.93	$10.94	$10.89

Total Return ^	17.62%	25.46%	(21.19% )	6.73%	9.97%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$5,323	$4,391	$2,990	$5,135	$2,515
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.90%	0.89%	0.88%	0.90%
After expense waiver	N/A	N/A	N/A	N/A	0.90% ##
Net investment income (loss) to average daily net assets	8.13%	8.47%	7.93%	7.67%	7.53%
Portfolio turnover rate	120%	101%	87%	93%	61%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.77	$7.97	$10.99	$10.93	$10.67

Income (loss) from investment operations:
Net investment income (loss) ***	0.73	0.67	0.78	0.85	0.80
Net realized and unrealized gain (loss) on investments	0.74	1.07	(2.96)	(0.11)	0.22

Total income (loss) from investment operations	1.47	1.74	(2.18)	0.74	1.02

Less distributions to shareholders:
From net investment income	(0.69)	(0.94)	(0.81)	(0.66)	(0.71)
From net realized gains	-	-	(0.03)	(0.02)	(0.05)

Total distributions	(0.69)	(0.94)	(0.84)	(0.68)	(0.76)

Net asset value, end of year	$9.55	$8.77	$7.97	$10.99	$10.93

Total Return ^	17.84%	25.59%	(21.10% )	6.85%	10.15%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$55,480	$65,222	$77,447	$105,706	$79,691
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	0.75%	0.74%	0.73%	0.75%
After expense waiver	N/A	N/A	N/A	N/A	0.75% ##
Net investment income (loss) to average daily net assets	8.26%	8.59%	8.10%	7.80%	7.59%
Portfolio turnover rate	120%	101%	87%	93%	61%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.75	$7.97	$10.98	$10.92	$10.67

Income (loss) from investment operations:
Net investment income (loss) ***	0.73	0.67	0.78	0.85	0.80
Net realized and unrealized gain (loss) on investments	0.74	1.07	(2.94)	(0.11)	0.22

Total income (loss) from investment operations	1.47	1.74	(2.16)	0.74	1.02

Less distributions to shareholders:
From net investment income	(0.70)	(0.96)	(0.82)	(0.66)	(0.72)
From net realized gains	-	-	(0.03)	(0.02)	(0.05)

Total distributions	(0.70)	(0.96)	(0.85)	(0.68)	(0.77)

Net asset value, end of year	$9.52	$8.75	$7.97	$10.98	$10.92

Total Return ^	17.75%	25.68%	(21.03% )	6.98%	10.17%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$57,929	$74,817	$45,375	$53,406	$32,625
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.70%	0.69%	0.68%	0.70%
After expense waiver	N/A	N/A	N/A	N/A	0.70% ##
Net investment income (loss) to average daily net assets	8.33%	8.66%	8.14%	7.86%	7.65%
Portfolio turnover rate	120%	101%	87%	93%	61%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.75	$7.88	$10.88	$10.87	$10.62

Income (loss) from investment operations:
Net investment income (loss) ***	0.67	0.61	0.73	0.77	0.75
Net realized and unrealized gain (loss) on investments	0.73	1.09	(2.95)	(0.11)	0.18

Total income (loss) from investment operations	1.40	1.70	(2.22)	0.66	0.93

Less distributions to shareholders:
From net investment income	(0.64)	(0.83)	(0.75)	(0.63)	(0.63)
From net realized gains	-	-	(0.03)	(0.02)	(0.05)

Total distributions	(0.64)	(0.83)	(0.78)	(0.65)	(0.68)

Net asset value, end of year	$9.51	$8.75	$7.88	$10.88	$10.87

Total Return ^,^^	16.95%	24.87%	(21.67% )	6.08%	9.29%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$640	$723	$525	$1,949	$1,963
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%	1.45%	1.44%	1.43%	1.45%
After expense waiver	N/A	N/A	N/A	N/A	1.45% ##
Net investment income (loss) to average daily net assets	7.58%	7.93%	7.50%	7.11%	7.10%
Portfolio turnover rate	120%	101%	87%	93%	61%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10		Year Ended 10/31/09	Period Ended 10/31/08 +
Net asset value, beginning of period	$10.25		$9.70	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.23		0.27	0.27
Net realized and unrealized gain (loss) on investments	0.46		1.48	(0.57)

Total income (loss) from investment operations	0.69		1.75	(0.30)

Less distributions to shareholders:
From net investment income	-		(1.15)	-
Tax return of capital	-		(0.05)	-

Total distributions	-		(1.20)	-

Net asset value, end of period	$10.94		$10.25	$9.70

Total Return ^,^^	6.63%		18.86%	(3.00%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,076		$610	$200
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%		1.62%	1.48%	*
After expense waiver	1.20%	#	1.20% #	1.20%	*#
Net investment income (loss) to average daily net assets	2.25%		2.78%	3.01%	*
Portfolio turnover rate	42%		59%	53%	**

	Class L
	Year Ended 10/31/10		Year Ended 10/31/09	Period Ended 10/31/08 +
Net asset value, beginning of period	$10.28		$9.72	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.25		0.28	0.30
Net realized and unrealized gain (loss) on investments	0.47		1.50	(0.58)

Total income (loss) from investment operations	0.72		1.78	(0.28)

Less distributions to shareholders:
From net investment income	-		(1.17)	-
Tax return of capital	-		(0.05)	-

Total distributions	-		(1.22)	-

Net asset value, end of period	$11.00		$10.28	$9.72

Total Return ^	7.00%		19.17%	(2.80%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108		$116	$97
Ratio of expenses to average daily net assets:
Before expense waiver	1.02%		1.37%	1.23%	*
After expense waiver	0.95%	#	0.95% #	0.95%	*#
Net investment income (loss) to average daily net assets	2.48%		2.98%	3.29%	*
Portfolio turnover rate	42%		59%	53%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 20, 2007 (commencement of operations) through October 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10		Year Ended 10/31/09	Period Ended 10/31/08 +
Net asset value, beginning of period	$10.30		$9.73	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.27		0.30	0.31
Net realized and unrealized gain (loss) on investments	0.46		1.51	(0.58)

Total income (loss) from investment operations	0.73		1.81	(0.27)

Less distributions to shareholders:
From net investment income	(0.00	) †	(1.19)	-
Tax return of capital	-		(0.05)	-

Total distributions	(0.00	) †	(1.24)	-

Net asset value, end of period	$11.03		$10.30	$9.73

Total Return ^	7.10%		19.45%	(2.70%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108		$116	$97
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		1.22%	1.08%	*
After expense waiver	0.80%	#	0.80% #	0.80%	*#
Net investment income (loss) to average daily net assets	2.63%		3.13%	3.44%	*
Portfolio turnover rate	42%		59%	53%	**

	Class S
	Year Ended 10/31/10		Year Ended 10/31/09	Period Ended 10/31/08 +
Net asset value, beginning of period	$10.30		$9.73	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.27		0.31	0.32
Net realized and unrealized gain (loss) on investments	0.47		1.50	(0.59)

Total income (loss) from investment operations	0.74		1.81	(0.27)

Less distributions to shareholders:
From net investment income	(0.01)		(1.19)	-
Tax return of capital	-		(0.05)	-

Total distributions	(0.01)		(1.24)	-

Net asset value, end of period	$11.03		$10.30	$9.73

Total Return ^	7.16%		19.49%	(2.70%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$26,160		$27,894	$23,913
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%		1.12%	0.98%	*
After expense waiver	0.75%	#	0.75% #	0.75%	*#
Net investment income (loss) to average daily net assets	2.69%		3.20%	3.49%	*
Portfolio turnover rate	42%		59%	53%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 20, 2007 (commencement of operations) through October 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.81	$7.98	$11.07	$10.31	$9.45

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.18	0.19	0.24	0.20
Net realized and unrealized gain (loss) on investments	1.02	0.88	(2.86)	0.75	0.87

Total income (loss) from investment operations	1.15	1.06	(2.67)	0.99	1.07

Less distributions to shareholders:
From net investment income	(0.17)	(0.23)	(0.25)	(0.23)	(0.21)
From net realized gains	-	-	(0.17)	-	-

Total distributions	(0.17)	(0.23)	(0.42)	(0.23)	(0.21)

Net asset value, end of year	$9.79	$8.81	$7.98	$11.07	$10.31

Total Return ^,^^	13.27%	13.82%	(25.01% )	9.76%	11.47%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$12,157	$7,265	$7,972	$11,595	$9,378
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%	1.20%	1.25%	1.20%	1.21%
After expense waiver	1.18% #	1.18% #	1.23% #	1.16% #	1.16% #
Net investment income (loss) to average daily net assets	1.39%	2.29%	1.94%	2.23%	2.04%
Portfolio turnover rate	243%	215%	184%	194%	150%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.92	$8.09	$11.22	$10.44	$9.55

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.19	0.22	0.27	0.23
Net realized and unrealized gain (loss) on investments	1.04	0.90	(2.91)	0.76	0.88

Total income (loss) from investment operations	1.19	1.09	(2.69)	1.03	1.11

Less distributions to shareholders:
From net investment income	(0.20)	(0.26)	(0.27)	(0.25)	(0.22)
From net realized gains	-	-	(0.17)	-	-

Total distributions	(0.20)	(0.26)	(0.44)	(0.25)	(0.22)

Net asset value, end of year	$9.91	$8.92	$8.09	$11.22	$10.44

Total Return ^	13.53%	14.05%	(24.84% )	10.04%	11.86%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$3,492	$2,078	$1,785	$2,418	$2,195
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%	0.95%	1.00%	0.95%	0.96%
After expense waiver	0.93% #	0.93% #	0.98% #	0.91% #	0.91% #
Net investment income (loss) to average daily net assets	1.60%	2.44%	2.18%	2.48%	2.29%
Portfolio turnover rate	243%	215%	184%	194%	150%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.24	$8.37	$11.59	$10.77	$9.86

Income (loss) from investment operations:
Net investment income (loss) ***	0.18	0.21	0.24	0.29	0.25
Net realized and unrealized gain (loss) on investments	1.07	0.93	(3.00)	0.79	0.90

Total income (loss) from investment operations	1.25	1.14	(2.76)	1.08	1.15

Less distributions to shareholders:
From net investment income	(0.21)	(0.27)	(0.29)	(0.26)	(0.24)
From net realized gains	-	-	(0.17)	-	-

Total distributions	(0.21)	(0.27)	(0.46)	(0.26)	(0.24)

Net asset value, end of year	$10.28	$9.24	$8.37	$11.59	$10.77

Total Return ^	13.74%	14.20%	(24.71% )	10.25%	11.90%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,268	$2,061	$1,911	$2,597	$2,119
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.80%	0.85%	0.80%	0.81%
After expense waiver	0.78% #	0.78% #	0.83% #	0.76% #	0.76% #
Net investment income (loss) to average daily net assets	1.80%	2.58%	2.33%	2.63%	2.44%
Portfolio turnover rate	243%	215%	184%	194%	150%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.95	$8.12	$11.26	$10.47	$9.59

Income (loss) from investment operations:
Net investment income (loss) ***	0.19	0.23	0.25	0.30	0.26
Net realized and unrealized gain (loss) on investments	1.03	0.89	(2.91)	0.77	0.88

Total income (loss) from investment operations	1.22	1.12	(2.66)	1.07	1.14

Less distributions to shareholders:
From net investment income	(0.22)	(0.29)	(0.31)	(0.28)	(0.26)
From net realized gains	-	-	(0.17)	-	-

Total distributions	(0.22)	(0.29)	(0.48)	(0.28)	(0.26)

Net asset value, end of year	$9.95	$8.95	$8.12	$11.26	$10.47

Total Return ^	13.91%	14.41%	(24.61% )	10.42%	12.12%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$109,890	$108,844	$111,174	$180,719	$207,263
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%	0.64%	0.69%	0.64%	0.65%
After expense waiver	0.62% #	0.62% #	0.67% #	0.60% #	0.60% #
Net investment income (loss) to average daily net assets	1.99%	2.83%	2.50%	2.80%	2.61%
Portfolio turnover rate	243%	215%	184%	194%	150%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.39	$10.76	$20.67	$18.72	$16.82

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.20	0.17	0.14	0.16
Net realized and unrealized gain (loss) on investments	1.37	1.60	(7.74)	2.94	2.07

Total income (loss) from investment operations	1.45	1.80	(7.57)	3.08	2.23

Less distributions to shareholders:
From net investment income	(0.22)	(0.17)	(0.16)	(0.80)	(0.24)
From net realized gains	-	-	(2.18)	(0.33)	(0.09)

Total distributions	(0.22)	(0.17)	(2.34)	(1.13)	(0.33)

Net asset value, end of year	$13.62	$12.39	$10.76	$20.67	$18.72

Total Return ^,^^	11.82%	17.27%	(40.92% )	17.21%	13.45%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,441	$15,490	$13,721	$27,778	$24,149
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.12%	1.10%	1.10%	1.10%
After expense waiver	N/A	N/A	N/A	N/A	1.10% ##
Net investment income (loss) to average daily net assets	0.59%	1.88%	1.07%	0.72%	0.93%
Portfolio turnover rate	100%	138%	156%	151%	157%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.44	$10.82	$20.76	$18.78	$16.86

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.23	0.22	0.20	0.24
Net realized and unrealized gain (loss) on investments	1.38	1.60	(7.77)	2.94	2.04

Total income (loss) from investment operations	1.49	1.83	(7.55)	3.14	2.28

Less distributions to shareholders:
From net investment income	(0.25)	(0.21)	(0.21)	(0.83)	(0.27)
From net realized gains	-	-	(2.18)	(0.33)	(0.09)

Total distributions	(0.25)	(0.21)	(2.39)	(1.16)	(0.36)

Net asset value, end of year	$13.68	$12.44	$10.82	$20.76	$18.78

Total Return ^	12.14%	17.57%	(40.71% )	17.55%	13.76%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$23,889	$26,776	$33,000	$78,980	$77,697
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.83%	0.81%	0.81%	0.81%
After expense waiver	N/A	N/A	N/A	N/A	0.81% ##
Net investment income (loss) to average daily net assets	0.88%	2.16%	1.37%	1.01%	1.36%
Portfolio turnover rate	100%	138%	156%	151%	157%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.43	$10.82	$20.76	$18.80	$16.87

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.24	0.23	0.22	0.24
Net realized and unrealized gain (loss) on investments	1.36	1.60	(7.76)	2.94	2.07

Total income (loss) from investment operations	1.49	1.84	(7.53)	3.16	2.31

Less distributions to shareholders:
From net investment income	(0.26)	(0.23)	(0.23)	(0.87)	(0.29)
From net realized gains	-	-	(2.18)	(0.33)	(0.09)

Total distributions	(0.26)	(0.23)	(2.41)	(1.20)	(0.38)

Net asset value, end of year	$13.66	$12.43	$10.82	$20.76	$18.80

Total Return ^	12.18%	17.69%	(40.63% )	17.63%	13.89%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$196	$1,021	$1,727	$4,389	$3,400
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.72%	0.70%	0.70%	0.70%
After expense waiver	N/A	N/A	N/A	N/A	0.70% ##
Net investment income (loss) to average daily net assets	0.99%	2.28%	1.46%	1.12%	1.38%
Portfolio turnover rate	100%	138%	156%	151%	157%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.43	$10.83	$20.78	$18.81	$16.89

Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.25	0.25	0.24	0.26
Net realized and unrealized gain (loss) on investments	1.38	1.60	(7.77)	2.94	2.06

Total income (loss) from investment operations	1.52	1.85	(7.52)	3.18	2.32

Less distributions to shareholders:
From net investment income	(0.28)	(0.25)	(0.25)	(0.88)	(0.31)
From net realized gains	-	-	(2.18)	(0.33)	(0.09)

Total distributions	(0.28)	(0.25)	(2.43)	(1.21)	(0.40)

Net asset value, end of year	$13.67	$12.43	$10.83	$20.78	$18.81

Total Return ^	12.37%	17.81%	(40.58% )	17.78%	14.00%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$158,921	$179,373	$176,805	$388,559	$370,894
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.62%	0.60%	0.60%	0.60%
After expense waiver	N/A	N/A	N/A	N/A	0.60% ##
Net investment income (loss) to average daily net assets	1.09%	2.41%	1.57%	1.22%	1.51%
Portfolio turnover rate	100%	138%	156%	151%	157%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.38	$10.74	$20.51	$18.68	$16.78

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.17	0.12	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.36	1.61	(7.71)	2.91	2.12

Total income (loss) from investment operations	1.40	1.78	(7.59)	2.97	2.16

Less distributions to shareholders:
From net investment income	(0.19)	(0.14)	-	(0.81)	(0.17)
From net realized gains	-	-	(2.18)	(0.33)	(0.09)

Total distributions	(0.19)	(0.14)	(2.18)	(1.14)	(0.26)

Net asset value, end of year	$13.59	$12.38	$10.74	$20.51	$18.68

Total Return ^,^^	11.40%	16.95%	(41.07% )	16.64%	13.06%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$117	$131	$109	$132	$762
Ratio of expenses to average daily net assets:
Before expense waiver	1.42%	1.43%	1.41%	1.41%	1.42%
After expense waiver	N/A	N/A	N/A	N/A	1.42% ##
Net investment income (loss) to average daily net assets	0.27%	1.57%	0.75%	0.31%	0.23%
Portfolio turnover rate	100%	138%	156%	151%	157%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.31	$8.40	$13.12	$13.45	$12.20

Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.15	0.22	0.19	0.18
Net realized and unrealized gain (loss) on investments	1.07	(0.01)	(4.90)	0.79	2.17

Total income (loss) from investment operations	1.19	0.14	(4.68)	0.98	2.35

Less distributions to shareholders:
From net investment income	(0.14)	(0.23)	(0.04)	(0.19)	(0.19)
From net realized gains	-	-	-	(1.08)	(0.91)
Tax return of capital	-	-	-	(0.04)	-

Total distributions	(0.14)	(0.23)	(0.04)	(1.31)	(1.10)

Net asset value, end of year	$9.36	$8.31	$8.40	$13.12	$13.45

Total Return ^,^^	14.45%	2.15%	(35.83% )	7.62%	20.68%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$9,521	$11,099	$12,315	$18,838	$4,698
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.11%	1.10%	1.10%	1.14%
After expense waiver	N/A	N/A	1.10% ##	1.09% #	1.09% #
Net investment income (loss) to average daily net assets	1.33%	2.06%	1.95%	1.42%	1.48%
Portfolio turnover rate	107%	115%	148%	139%	144%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.36	$8.45	$13.18	$13.52	$12.20

Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.17	0.25	0.23	0.21
Net realized and unrealized gain (loss) on investments	1.07	0.00 †	(4.93)	0.79	2.19

Total income (loss) from investment operations	1.21	0.17	(4.68)	1.02	2.40

Less distributions to shareholders:
From net investment income	(0.16)	(0.26)	(0.05)	(0.23)	(0.17)
From net realized gains	-	-	-	(1.08)	(0.91)
Tax return of capital	-	-	-	(0.05)	-

Total distributions	(0.16)	(0.26)	(0.05)	(1.36)	(1.08)

Net asset value, end of year	$9.41	$8.36	$8.45	$13.18	$13.52

Total Return ^	14.65%	2.35%	(35.62% )	7.83%	21.04%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$67,006	$64,811	$65,257	$118,847	$15,911
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.86%	0.85%	0.85%	0.89%
After expense waiver	N/A	N/A	0.85% ##	0.84% #	0.84% #
Net investment income (loss) to average daily net assets	1.58%	2.28%	2.20%	1.65%	1.67%
Portfolio turnover rate	107%	115%	148%	139%	144%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.39	$8.48	$13.22	$13.56	$12.24

Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.18	0.27	0.26	0.24
Net realized and unrealized gain (loss) on investments	1.07	0.01	(4.95)	0.78	2.18

Total income (loss) from investment operations	1.23	0.19	(4.68)	1.04	2.42

Less distributions to shareholders:
From net investment income	(0.17)	(0.28)	(0.06)	(0.25)	(0.19)
From net realized gains	-	-	-	(1.08)	(0.91)
Tax return of capital	-	-	-	(0.05)	-

Total distributions	(0.17)	(0.28)	(0.06)	(1.38)	(1.10)

Net asset value, end of year	$9.45	$8.39	$8.48	$13.22	$13.56

Total Return ^	14.87%	2.57%	(35.56% )	7.98%	21.22%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$56,917	$64,686	$68,843	$157,740	$109,358
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.71%	0.70%	0.70%	0.74%
After expense waiver	N/A	N/A	0.70% ##	0.69% #	0.69% #
Net investment income (loss) to average daily net assets	1.73%	2.45%	2.37%	1.90%	1.93%
Portfolio turnover rate	107%	115%	148%	139%	144%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.44	$8.53	$13.29	$13.57	$12.25

Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.19	0.28	0.25	0.26
Net realized and unrealized gain (loss) on investments	1.07	0.01	(4.98)	0.87	2.17

Total income (loss) from investment operations	1.24	0.20	(4.70)	1.12	2.43

Less distributions to shareholders:
From net investment income	(0.18)	(0.29)	(0.06)	(0.27)	(0.20)
From net realized gains	-	-	-	(1.08)	(0.91)
Tax return of capital	-	-	-	(0.05)	-

Total distributions	(0.18)	(0.29)	(0.06)	(1.40)	(1.11)

Net asset value, end of year	$9.50	$8.44	$8.53	$13.29	$13.57

Total Return ^	14.89%	2.71%	(35.50% )	8.55%	21.37%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$139,983	$142,884	$166,317	$287,201	$241
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.61%	0.60%	0.60%	0.64%
After expense waiver	N/A	N/A	0.60% ##	0.59% #	0.59% #
Net investment income (loss) to average daily net assets	1.83%	2.57%	2.45%	1.80%	2.04%
Portfolio turnover rate	107%	115%	148%	139%	144%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.36	$8.42	$13.19	$13.48	$12.16

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.13	0.19	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.07	0.00 †	(4.93)	0.79	2.18

Total income (loss) from investment operations	1.16	0.13	(4.74)	0.94	2.33

Less distributions to shareholders:
From net investment income	(0.12)	(0.19)	(0.03)	(0.12)	(0.10)
From net realized gains	-	-	-	(1.08)	(0.91)
Tax return of capital	-	-	-	(0.03)	-

Total distributions	(0.12)	(0.19)	(0.03)	(1.23)	(1.01)

Net asset value, end of year	$9.40	$8.36	$8.42	$13.19	$13.48

Total Return ^,^^	13.99%	1.85%	(36.01% )	7.26%	20.35%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$188	$228	$216	$468	$134
Ratio of expenses to average daily net assets:
Before expense waiver	1.42%	1.42%	1.41%	1.41%	1.45%
After expense waiver	N/A	N/A	1.41% ##	1.40% #	1.40% #
Net investment income (loss) to average daily net assets	1.02%	1.72%	1.66%	1.13%	1.23%
Portfolio turnover rate	107%	115%	148%	139%	144%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.03	$8.60	$13.83	$12.46	$10.80

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.12	0.13	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.25	0.52	(5.24)	1.38	1.67

Total income (loss) from investment operations	1.35	0.64	(5.11)	1.48	1.76

Less distributions to shareholders:
From net investment income	(0.11)	(0.21)	(0.12)	(0.11)	(0.10)

Total distributions	(0.11)	(0.21)	(0.12)	(0.11)	(0.10)

Net asset value, end of year	$10.27	$9.03	$8.60	$13.83	$12.46

Total Return ^,^^	15.05%	7.86%	(37.19% )	11.89%	16.45%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$5,308	$5,517	$4,557	$7,136	$2,693
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%	1.41%	1.20%	1.13%	1.20%
After expense waiver	1.09% #	1.09% #	1.09% #	1.09% #	1.09% #
Net investment income (loss) to average daily net assets	1.01%	1.49%	1.11%	0.79%	0.78%
Portfolio turnover rate	75%	127%	138%	148%	163%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.07	$8.66	$13.90	$12.50	$10.82

Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.15	0.16	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.28	0.50	(5.25)	1.37	1.67

Total income (loss) from investment operations	1.42	0.65	(5.09)	1.51	1.80

Less distributions to shareholders:
From net investment income	(0.13)	(0.24)	(0.15)	(0.11)	(0.12)

Total distributions	(0.13)	(0.24)	(0.15)	(0.11)	(0.12)

Net asset value, end of year	$10.36	$9.07	$8.66	$13.90	$12.50

Total Return ^	15.76%	8.06%	(37.05% )	12.17%	16.78%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1	$881	$1,234	$1,972	$777
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%	1.16%	0.95%	0.88%	0.94%
After expense waiver	0.83% #	0.84% #	0.84% #	0.84% #	0.84% #
Net investment income (loss) to average daily net assets	1.42%	1.87%	1.37%	1.04%	1.13%
Portfolio turnover rate	75%	127%	138%	148%	163%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.09	$8.67	$13.92	$12.51	$10.83

Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.16	0.19	0.16	0.15
Net realized and unrealized gain (loss) on investments	1.25	0.50	(5.28)	1.38	1.67

Total income (loss) from investment operations	1.39	0.66	(5.09)	1.54	1.82

Less distributions to shareholders:
From net investment income	(0.14)	(0.24)	(0.16)	(0.13)	(0.14)

Total distributions	(0.14)	(0.24)	(0.16)	(0.13)	(0.14)

Net asset value, end of year	$10.34	$9.09	$8.67	$13.92	$12.51

Total Return ^	15.58%	8.28%	(37.02% )	12.33%	17.00%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$9,596	$8,877	$10,009	$57,125	$39,859
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	1.01%	0.80%	0.73%	0.79%
After expense waiver	0.69% #	0.69% #	0.69% #	0.69% #	0.69% #
Net investment income (loss) to average daily net assets	1.40%	1.95%	1.56%	1.21%	1.28%
Portfolio turnover rate	75%	127%	138%	148%	163%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.11	$8.69	$13.96	$12.55	$10.85

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.16	0.19	0.18	0.16
Net realized and unrealized gain (loss) on investments	1.25	0.52	(5.29)	1.37	1.68

Total income (loss) from investment operations	1.40	0.68	(5.10)	1.55	1.84

Less distributions to shareholders:
From net investment income	(0.15)	(0.26)	(0.17)	(0.14)	(0.14)

Total distributions	(0.15)	(0.26)	(0.17)	(0.14)	(0.14)

Net asset value, end of year	$10.36	$9.11	$8.69	$13.96	$12.55

Total Return ^	15.54%	8.41%	(36.92% )	12.48%	17.01%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$568	$524	$415	$390	$204
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%	0.96%	0.75%	0.68%	0.74%
After expense waiver	0.59% #	0.59% #	0.59% #	0.59% #	0.59% #
Net investment income (loss) to average daily net assets	1.51%	1.96%	1.60%	1.33%	1.37%
Portfolio turnover rate	75%	127%	138%	148%	163%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$8.99	$8.58	$13.83	$12.44	$10.77

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.11	0.09	0.05	0.07
Net realized and unrealized gain (loss) on investments	1.24	0.49	(5.22)	1.39	1.66

Total income (loss) from investment operations	1.31	0.60	(5.13)	1.44	1.73

Less distributions to shareholders:
From net investment income	(0.08)	(0.19)	(0.12)	(0.05)	(0.06)

Total distributions	(0.08)	(0.19)	(0.12)	(0.05)	(0.06)

Net asset value, end of year	$10.22	$8.99	$8.58	$13.83	$12.44

Total Return ^,^^	14.66%	7.54%	(37.48% )	11.58%	16.13%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$376	$331	$512	$636	$125
Ratio of expenses to average daily net assets:
Before expense waiver	1.70%	1.71%	1.50%	1.43%	1.49%
After expense waiver	1.40% #	1.40% #	1.40% #	1.40% #	1.40% #
Net investment income (loss) to average daily net assets	0.69%	1.37%	0.80%	0.39%	0.57%
Portfolio turnover rate	75%	127%	138%	148%	163%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.18	$6.45	$12.50	$11.58	$10.15

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.07	0.07	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.25	0.74	(4.42)	1.48	1.49

Total income (loss) from investment operations	1.29	0.81	(4.35)	1.57	1.55

Less distributions to shareholders:
From net investment income	(0.06)	(0.08)	(0.09)	(0.09)	(0.12)
From net realized gains	-	-	(1.61)	(0.56)	-

Total distributions	(0.06)	(0.08)	(1.70)	(0.65)	(0.12)

Net asset value, end of year	$8.41	$7.18	$6.45	$12.50	$11.58

Total Return ^,^^	18.11%	12.86%	(39.67% )	14.20%	15.35%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$9,236	$10,082	$11,185	$20,165	$13,292
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%	1.29%	1.27%	1.27%	1.27%
After expense waiver	1.16% #	1.16% #	1.16% #	1.16% #	1.23% #
Net investment income (loss) to average daily net assets	0.56%	1.11%	0.79%	0.73%	0.58%
Portfolio turnover rate	51%	121%	116%	105%	110%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.24	$6.51	$12.59	$11.64	$10.17

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.09	0.10	0.12	0.10
Net realized and unrealized gain (loss) on investments	1.26	0.74	(4.46)	1.49	1.48

Total income (loss) from investment operations	1.32	0.83	(4.36)	1.61	1.58

Less distributions to shareholders:
From net investment income	(0.08)	(0.10)	(0.11)	(0.10)	(0.11)
From net realized gains	-	-	(1.61)	(0.56)	-

Total distributions	(0.08)	(0.10)	(1.72)	(0.66)	(0.11)

Net asset value, end of year	$8.48	$7.24	$6.51	$12.59	$11.64

Total Return ^	18.39%	13.13%	(39.50% )	14.52%	15.69%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$46,075	$44,614	$47,796	$99,145	$107,627
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%	1.04%	1.02%	1.02%	1.02%
After expense waiver	0.91% #	0.91% #	0.91% #	0.91% #	0.93% #
Net investment income (loss) to average daily net assets	0.81%	1.36%	1.04%	1.01%	0.92%
Portfolio turnover rate	51%	121%	116%	105%	110%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.30	$6.57	$12.55	$11.64	$10.17

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.09	0.11	0.13	0.11
Net realized and unrealized gain (loss) on investments	1.30	0.76	(4.48)	1.48	1.49

Total income (loss) from investment operations	1.34	0.85	(4.37)	1.61	1.60

Less distributions to shareholders:
From net investment income	(0.09)	(0.12)	-	(0.14)	(0.13)
From net realized gains	-	-	(1.61)	(0.56)	-

Total distributions	(0.09)	(0.12)	(1.61)	(0.70)	(0.13)

Net asset value, end of year	$8.55	$7.30	$6.57	$12.55	$11.64

Total Return ^	18.55%	13.30%	(39.40% )	14.43%	15.96%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,045	$73	$66	$126	$117
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.89%	0.87%	0.87%	0.87%
After expense waiver	0.76% #	0.76% #	0.76% #	0.76% #	0.83% #
Net investment income (loss) to average daily net assets	0.53%	1.49%	1.20%	1.10%	1.02%
Portfolio turnover rate	51%	121%	116%	105%	110%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.25	$6.53	$12.63	$11.69	$10.19

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.10	0.11	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.27	0.74	(4.46)	1.49	1.49

Total income (loss) from investment operations	1.35	0.84	(4.35)	1.64	1.63

Less distributions to shareholders:
From net investment income	(0.10)	(0.12)	(0.14)	(0.14)	(0.13)
From net realized gains	-	-	(1.61)	(0.56)	-

Total distributions	(0.10)	(0.12)	(1.75)	(0.70)	(0.13)

Net asset value, end of year	$8.50	$7.25	$6.53	$12.63	$11.69

Total Return ^	18.73%	13.28%	(39.38% )	14.74%	16.18%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$125,255	$125,429	$119,111	$244,758	$246,658
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.84%	0.82%	0.82%	0.82%
After expense waiver	0.71% #	0.71% #	0.71% #	0.67% #	0.60% #
Net investment income (loss) to average daily net assets	1.01%	1.54%	1.24%	1.24%	1.25%
Portfolio turnover rate	51%	121%	116%	105%	110%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.20	$6.47	$12.52	$11.58	$10.11

Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.06	0.04	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.26	0.74	(4.44)	1.49	1.50

Total income (loss) from investment operations	1.28	0.80	(4.40)	1.54	1.53

Less distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.04)	(0.04)	(0.06)
From net realized gains	-	-	(1.61)	(0.56)	-

Total distributions	(0.04)	(0.07)	(1.65)	(0.60)	(0.06)

Net asset value, end of year	$8.44	$7.20	$6.47	$12.52	$11.58

Total Return ^,^^	17.76%	12.52%	(39.88% )	13.87%	15.07%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$270	$109	$224	$125	$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.56%	1.59%	1.57%	1.57%	1.57%
After expense waiver	1.46% #	1.46% #	1.46% #	1.46% #	1.53% #
Net investment income (loss) to average daily net assets	0.23%	1.01%	0.48%	0.45%	0.31%
Portfolio turnover rate	51%	121%	116%	105%	110%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06
Net asset value, beginning of year	$8.76		$7.53		$13.41	$10.98		$10.06

Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	0.00	†	(0.02)	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments	1.21		1.23		(5.59)	2.46		0.94

Total income (loss) from investment operations	1.21		1.23		(5.61)	2.43		0.92

Less distributions to shareholders:
From net realized gains	-		-		(0.27)	-		-

Total distributions	-		-		(0.27)	-		-

Net asset value, end of year	$9.97		$8.76		$7.53	$13.41		$10.98

Total Return ^,^^	13.81%		16.33%		(42.62% )	22.13%		9.15%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$142,653		$187,245		$182,254	$363,471		$317,251
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.24%		1.23%	1.23%		1.23%
After expense waiver	1.09%	#	1.09%	#	1.09% #	1.09%	#	1.09%	#
Net investment income (loss) to average daily net assets	(0.05%	)	0.01%		(0.18% )	(0.21%	)	(0.22%	)
Portfolio turnover rate	56%		51%		75%	57%		58%

	Class L
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06
Net asset value, beginning of year	$8.78		$7.54		$13.41	$10.97		$10.07

Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†	0.01		(0.01)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	1.23		1.23		(5.59)	2.45		0.95

Total income (loss) from investment operations	1.23		1.24		(5.60)	2.44		0.94

Less distributions to shareholders:
From net investment income	(0.00	) †	-		-	-		(0.04)
From net realized gains	-		-		(0.27)	-		-
Tax return of capital	-		-		-	-		(0.00	) †

Total distributions	(0.00	) †	-		(0.27)	-		(0.04)

Net asset value, end of year	$10.01		$8.78		$7.54	$13.41		$10.97

Total Return ^	14.02%		16.45%		(42.55% )	22.24%		9.30%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$41,819		$55,614		$53,947	$75,119		$23,252
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%		0.99%		0.98%	0.98%		0.99%
After expense waiver	0.97%	#	0.97%	#	0.97% #	0.97%	#	0.97%	#
Net investment income (loss) to average daily net assets	0.04%		0.13%		(0.07% )	(0.08%	)	(0.12%	)
Portfolio turnover rate	56%		51%		75%	57%		58%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06
Net asset value, beginning of year	$8.83	$7.57		$13.45		$10.98		$10.07

Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.02		0.01		0.01		0.00	†
Net realized and unrealized gain (loss) on investments	1.22	1.24		(5.62)		2.46		0.95

Total income (loss) from investment operations	1.24	1.26		(5.61)		2.47		0.95

Less distributions to shareholders:
From net investment income	(0.01)	-		-		-		(0.04)
From net realized gains	-	-		(0.27)		-		-
Tax return of capital	-	-		-		-		(0.00	) †

Total distributions	(0.01)	-		(0.27)		-		(0.04)

Net asset value, end of year	$10.06	$8.83		$7.57		$13.45		$10.98

Total Return ^	14.08%	16.64%		(42.49%	)	22.50%		9.49%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$8,871	$14,797		$21,666		$57,564		$45,576
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.84%		0.83%		0.83%		0.83%
After expense waiver	0.82% #	0.82%	#	0.82%	#	0.82%	#	0.82%	#
Net investment income (loss) to average daily net assets	0.21%	0.32%		0.10%		0.06%		0.04%
Portfolio turnover rate	56%	51%		75%		57%		58%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06
Net asset value, beginning of year	$8.87	$7.60		$13.51		$11.01		$10.09

Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.03		0.02		0.02		0.02
Net realized and unrealized gain (loss) on investments	1.23	1.25		(5.65)		2.48		0.94

Total income (loss) from investment operations	1.26	1.28		(5.63)		2.50		0.96

Less distributions to shareholders:
From net investment income	(0.02)	(0.01)		(0.01)		-		(0.04)
From net realized gains	-	-		(0.27)		-		-
Tax return of capital	-	-		(0.00	) †	-		(0.00	) †

Total distributions	(0.02)	(0.01)		(0.28)		-		(0.04)

Net asset value, end of year	$10.11	$8.87		$7.60		$13.51		$11.01

Total Return ^	14.27%	16.86%		(42.46%	)	22.71%		9.51%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$437,621	$455,466		$414,956		$715,738		$544,457
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.79%		0.78%		0.78%		0.78%
After expense waiver	0.71% #	0.71%	#	0.71%	#	0.71%	#	0.71%	#
Net investment income (loss) to average daily net assets	0.33%	0.39%		0.19%		0.17%		0.16%
Portfolio turnover rate	56%	51%		75%		57%		58%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06
Net asset value, beginning of year	$8.60		$7.42		$13.27	$10.90		$10.03

Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.03)		(0.06)	(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	1.20		1.21		(5.52)	2.44		0.93

Total income (loss) from investment operations	1.16		1.18		(5.58)	2.37		0.87

Less distributions to shareholders:
From net realized gains	-		-		(0.27)	-		-

Total distributions	-		-		(0.27)	-		-

Net asset value, end of year	$9.76		$8.60		$7.42	$13.27		$10.90

Total Return ^,^^	13.49%		15.90%		(42.85% )	21.74%		8.67%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$366		$1,136		$898	$1,624		$1,014
Ratio of expenses to average daily net assets:
Before expense waiver	1.54%		1.54%		1.53%	1.53%		1.53%
After expense waiver	1.46%	#	1.46%	#	1.46% #	1.46%	#	1.46%	#
Net investment income (loss) to average daily net assets	(0.43%	)	(0.36%	)	(0.55% )	(0.58%	)	(0.62%	)
Portfolio turnover rate	56%		51%		75%	57%		58%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.48	$6.52	$10.77	$9.14	$8.24

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.06	0.03	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.37	0.94	(3.94)	1.62	0.91

Total income (loss) from investment operations	1.42	1.00	(3.91)	1.64	0.93

Less distributions to shareholders:
From net investment income	(0.06)	(0.04)	(0.02)	(0.01)	(0.03)
From net realized gains	-	-	(0.32)	-	-

Total distributions	(0.06)	(0.04)	(0.34)	(0.01)	(0.03)

Net asset value, end of year	$8.84	$7.48	$6.52	$10.77	$9.14

Total Return ^,^^	19.05%	15.53%	(37.38% )	17.91%	11.33%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,712	$4,102	$3,096	$4,532	$1,621
Ratio of expenses to average daily net assets:
Before expense waiver	1.02%	1.03%	1.03%	1.02%	1.12%
After expense waiver	N/A	N/A	1.02% #	N/A	1.07% #
Net investment income (loss) to average daily net assets	0.65%	0.86%	0.32%	0.20%	0.24%
Portfolio turnover rate	100%	125%	155%	181%	163%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.51	$6.55	$10.82	$9.18	$8.26

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.07	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	1.38	0.95	(3.96)	1.63	0.92

Total income (loss) from investment operations	1.45	1.02	(3.91)	1.67	0.94

Less distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.04)	(0.03)	(0.02)
From net realized gains	-	-	(0.32)	-	-

Total distributions	(0.08)	(0.06)	(0.36)	(0.03)	(0.02)

Net asset value, end of year	$8.88	$7.51	$6.55	$10.82	$9.18

Total Return ^	19.34%	15.80%	(37.22% )	18.29%	11.44%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$67,882	$62,383	$54,216	$92,738	$8,280
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%	0.78%	0.78%	0.77%	0.89%
After expense waiver	N/A	N/A	0.78% ##	N/A	0.84% #
Net investment income (loss) to average daily net assets	0.91%	1.12%	0.58%	0.42%	0.24%
Portfolio turnover rate	100%	125%	155%	181%	163%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.54	$6.58	$10.85	$9.20	$8.27

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.08	0.07	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.37	0.95	(3.98)	1.63	0.92

Total income (loss) from investment operations	1.46	1.03	(3.91)	1.69	0.97

Less distributions to shareholders:
From net investment income	(0.09)	(0.07)	(0.04)	(0.04)	(0.04)
From net realized gains	-	-	(0.32)	-	-

Total distributions	(0.09)	(0.07)	(0.36)	(0.04)	(0.04)

Net asset value, end of year	$8.91	$7.54	$6.58	$10.85	$9.20

Total Return ^	19.59%	16.01%	(37.16% )	18.40%	11.71%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$44,495	$47,680	$40,591	$99,772	$52,415
Ratio of expenses to average daily net assets:
Before expense waiver	0.62%	0.63%	0.63%	0.62%	0.73%
After expense waiver	N/A	N/A	0.63% ##	N/A	0.67% #
Net investment income (loss) to average daily net assets	1.06%	1.27%	0.74%	0.62%	0.62%
Portfolio turnover rate	100%	125%	155%	181%	163%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.53	$6.57	$10.84	$9.21	$8.28

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.09	0.07	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.37	0.95	(3.97)	1.61	0.91

Total income (loss) from investment operations	1.46	1.04	(3.90)	1.67	0.97

Less distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.05)	(0.04)	(0.04)
From net realized gains	-	-	(0.32)	-	-

Total distributions	(0.09)	(0.08)	(0.37)	(0.04)	(0.04)

Net asset value, end of year	$8.90	$7.53	$6.57	$10.84	$9.21

Total Return ^	19.53%	16.12%	(37.16% )	18.20%	11.74%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$75,732	$61,493	$67,554	$140,611	$332
Ratio of expenses to average daily net assets:
Before expense waiver	0.57%	0.58%	0.58%	0.57%	0.67%
After expense waiver	N/A	N/A	0.58% ##	N/A	0.57% #
Net investment income (loss) to average daily net assets	1.10%	1.34%	0.79%	0.61%	0.72%
Portfolio turnover rate	100%	125%	155%	181%	163%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.75		$6.32		$12.95	$11.57	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.00	) †	(0.01)	(0.03)	0.08
Net realized and unrealized gain (loss) on investments	1.62		1.43		(6.06)	2.41	1.50

Total income (loss) from investment operations	1.60		1.43		(6.07)	2.38	1.58

Less distributions to shareholders:
From net investment income	-		(0.00	) †	-	(0.07)	(0.01)
From net realized gains	-		-		(0.56)	(0.93)	-

Total distributions	-		(0.00	) †	(0.56)	(1.00)	(0.01)

Net asset value, end of period	$9.35		$7.75		$6.32	$12.95	$11.57

Total Return ^,^^	20.65%		22.64%		(48.86% )	21.97%	15.76%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$17,391		$17,549		$14,031	$18,211	$158
Ratio of expenses to average daily net assets:
Before expense waiver	1.48%		1.50%		1.46%	1.67%	1.90%	*
After expense waiver	1.40%	#	1.40%	#	1.40% #	1.40% #	1.40%	*#
Net investment income (loss) to average daily net assets	(0.28%	)	(0.01%	)	(0.11% )	(0.24% )	0.78%	*
Portfolio turnover rate	76%		109%		121%	119%	180%	**

	Class L
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.79		$6.36		$13.00	$11.59	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	0.02		0.01	0.00 †	0.10
Net realized and unrealized gain (loss) on investments	1.63		1.44		(6.08)	2.42	1.50

Total income (loss) from investment operations	1.63		1.46		(6.07)	2.42	1.60

Less distributions to shareholders:
From net investment income	(0.01)		(0.03)		(0.01)	(0.08)	(0.01)
From net realized gains	-		-		(0.56)	(0.93)	-

Total distributions	(0.01)		(0.03)		(0.57)	(1.01)	(0.01)

Net asset value, end of period	$9.41		$7.79		$6.36	$13.00	$11.59

Total Return ^	20.88%		23.06%		(48.71% )	22.30%	15.98%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,588		$3,482		$3,026	$1,322	$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.25%		1.21%	1.42%	1.65%	*
After expense waiver	1.15%	#	1.15%	#	1.15% #	1.15% #	1.15%	*#
Net investment income (loss) to average daily net assets	(0.03%	)	0.26%		0.14%	0.03%	0.99%	*
Portfolio turnover rate	76%		109%		121%	119%	180%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.82	$6.38	$13.02	$11.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.03	0.03	0.02	0.11
Net realized and unrealized gain (loss) on investments	1.63	1.44	(6.10)	2.41	1.51

Total income (loss) from investment operations	1.64	1.47	(6.07)	2.43	1.62

Less distributions to shareholders:
From net investment income	(0.02)	(0.03)	(0.01)	(0.09)	(0.01)
From net realized gains	-	-	(0.56)	(0.93)	-

Total distributions	(0.02)	(0.03)	(0.57)	(1.02)	(0.01)

Net asset value, end of period	$9.44	$7.82	$6.38	$13.02	$11.61

Total Return ^	20.94%	23.30%	(48.62% )	22.45%	16.20%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,563	$4,038	$4,745	$10,352	$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%	1.10%	1.06%	1.27%	1.50%	*
After expense waiver	1.00% #	1.00% #	1.00% #	1.00% #	1.00%	*#
Net investment income (loss) to average daily net assets	0.17%	0.46%	0.29%	0.19%	1.14%	*
Portfolio turnover rate	76%	109%	121%	119%	180%	**

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.81	$6.38	$13.02	$11.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.03	0.04	0.02	0.12
Net realized and unrealized gain (loss) on investments	1.63	1.44	(6.11)	2.42	1.50

Total income (loss) from investment operations	1.65	1.47	(6.07)	2.44	1.62

Less distributions to shareholders:
From net investment income	(0.02)	(0.04)	(0.01)	(0.10)	(0.01)
From net realized gains	-	-	(0.56)	(0.93)	-

Total distributions	(0.02)	(0.04)	(0.57)	(1.03)	(0.01)

Net asset value, end of period	$9.44	$7.81	$6.38	$13.02	$11.61

Total Return ^	21.18%	23.27%	(48.60% )	22.53%	16.21%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$15,899	$25,330	$14,024	$26,301	$11,905
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	1.00%	0.96%	1.17%	1.40%	*
After expense waiver	0.93% #	0.93% #	0.93% #	0.93% #	0.93%	*#
Net investment income (loss) to average daily net assets	0.21%	0.41%	0.36%	0.18%	1.21%	*
Portfolio turnover rate	76%	109%	121%	119%	180%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.70		$6.30		$12.93	$11.54	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	(0.05)		(0.02)		(0.04)	(0.05)	0.04
Net realized and unrealized gain (loss) on investments	1.61		1.42		(6.03)	2.39	1.50

Total income (loss) from investment operations	1.56		1.40		(6.07)	2.34	1.54

Less distributions to shareholders:
From net investment income	-		-		-	(0.02)	(0.00	) †
From net realized gains	-		-		(0.56)	(0.93)	-

Total distributions	-		-		(0.56)	(0.95)	(0.00	) †

Net asset value, end of period	$9.26		$7.70		$6.30	$12.93	$11.54

Total Return ^,^^	20.26%		22.42%		(49.02% )	21.58%	15.42%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$490		$785		$607	$883	$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.88%		1.90%		1.86%	2.07%	2.30%	*
After expense waiver	1.70%	#	1.70%	#	1.70% #	1.70% #	1.70%	*#
Net investment income (loss) to average daily net assets	(0.59%	)	(0.31%	)	(0.41% )	(0.39% )	0.44%	*
Portfolio turnover rate	76%		109%		121%	119%	180%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.85	$6.86	$11.47	$10.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.02	0.01	0.06	(0.00	) †
Net realized and unrealized gain (loss) on investments	1.88	0.98	(4.37)	0.97	0.45

Total income (loss) from investment operations	1.90	1.00	(4.36)	1.03	0.45

Less distributions to shareholders:
From net investment income	(0.03)	(0.01)	(0.05)	-	-
From net realized gains	-	-	(0.20)	(0.01)	-

Total distributions	(0.03)	(0.01)	(0.25)	(0.01)	-

Net asset value, end of period	$9.72	$7.85	$6.86	$11.47	$10.45

Total Return ^,^^	24.29%	14.63%	(38.72% )	9.85%	4.50%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,812	$6,150	$4,051	$3,420	$104
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%	1.46%	1.34%	1.40%	5.08%	*
After expense waiver	1.14% #	1.14% #	1.14% #	1.14% #	1.14%	*#
Net investment income (loss) to average daily net assets	0.24%	0.31%	0.06%	0.52%	(0.19%	) *
Portfolio turnover rate	61%	141%	131%	127%	17%	**

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.90	$6.89	$11.50	$10.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.04	0.03	0.08	0.00	†
Net realized and unrealized gain (loss) on investments	1.90	0.99	(4.39)	0.98	0.45

Total income (loss) from investment operations	1.94	1.03	(4.36)	1.06	0.45

Less distributions to shareholders:
From net investment income	(0.05)	(0.02)	(0.05)	-	-
From net realized gains	-	-	(0.20)	(0.01)	-

Total distributions	(0.05)	(0.02)	(0.25)	(0.01)	-

Net asset value, end of period	$9.79	$7.90	$6.89	$11.50	$10.45

Total Return ^	24.60%	15.09%	(38.61% )	10.14%	4.50%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$31,150	$31,510	$35,469	$49,729	$105
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%	1.21%	1.09%	1.15%	4.83%	*
After expense waiver	0.89% #	0.89% #	0.89% #	0.89% #	0.89%	*#
Net investment income (loss) to average daily net assets	0.49%	0.61%	0.30%	0.74%	0.07%	*
Portfolio turnover rate	61%	141%	131%	127%	17%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period September 27, 2006 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.91	$6.88		$11.52	$10.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.04		0.04	0.07	0.00	†
Net realized and unrealized gain (loss) on investments	1.89	0.99		(4.38)	1.01	0.45

Total income (loss) from investment operations	1.94	1.03		(4.34)	1.08	0.45

Less distributions to shareholders:
From net investment income	(0.06)	-		(0.10)	-	-
From net realized gains	-	-		(0.20)	(0.01)	-

Total distributions	(0.06)	-		(0.30)	(0.01)	-

Net asset value, end of period	$9.79	$7.91		$6.88	$11.52	$10.45

Total Return ^	24.65%	14.97%		(38.50% )	10.33%	4.50%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,056	$173		$9	$0 ††	$105
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	1.06%		0.94%	1.00%	4.68%	*
After expense waiver	0.79% #	0.79%	#	0.79% #	0.79% #	0.79%	#
Net investment income (loss) to average daily net assets	0.57%	0.46%		0.38%	0.67%	0.17%	*
Portfolio turnover rate	61%	141%		131%	127%	17%	**

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.91	$6.91		$11.52	$10.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.05		0.05	0.10	0.00	†
Net realized and unrealized gain (loss) on investments	1.89	0.99		(4.39)	0.99	0.45

Total income (loss) from investment operations	1.95	1.04		(4.34)	1.09	0.45

Less distributions to shareholders:
From net investment income	(0.06)	(0.04)		(0.07)	(0.01)	-
From net realized gains	-	-		(0.20)	(0.01)	-

Total distributions	(0.06)	(0.04)		(0.27)	(0.02)	-

Net asset value, end of period	$9.80	$7.91		$6.91	$11.52	$10.45

Total Return ^	24.81%	15.21%		(38.43% )	10.41%	4.50%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$34,192	$43,306		$50,384	$68,822	$10,034
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.96%		0.84%	0.90%	4.58%	*
After expense waiver	0.69% #	0.69%	#	0.69% #	0.69% #	0.69%	*#
Net investment income (loss) to average daily net assets	0.70%	0.80%		0.50%	0.87%	0.27%	*
Portfolio turnover rate	61%	141%		131%	127%	17%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than $500.
+	For the period September 27, 2006 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06 +
Net asset value, beginning of period	$7.84	$6.85		$11.44	$10.44	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)	(0.01)		(0.03)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.87	1.00		(4.36)	1.00	0.45

Total income (loss) from investment operations	1.86	0.99		(4.39)	1.01	0.44

Less distributions to shareholders:
From net investment income	(0.02)	-		-	-	-
From net realized gains	-	-		(0.20)	(0.01)	-

Total distributions	(0.02)	-		(0.20)	(0.01)	-

Net asset value, end of period	$9.68	$7.84		$6.85	$11.44	$10.44

Total Return ^,^^	23.77%	14.45%		(38.97% )	9.67%	4.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$164	$92		$22	$33	$104
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%	1.76%		1.64%	1.70%	5.38%	*
After expense waiver	1.49% #	1.49%	#	1.49% #	1.49% #	1.49%	*#
Net investment income (loss) to average daily net assets	(0.11% )	(0.15%	)	(0.29% )	0.11%	(0.54%	) *
Portfolio turnover rate	61%	141%		131%	127%	17%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period September 27, 2006 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.21	$6.28		$12.60	$16.99	$16.84

Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.02		0.01	0.05	(0.04)
Net realized and unrealized gain (loss) on investments	1.74	0.91		(4.11)	1.26	1.63

Total income (loss) from investment operations	1.76	0.93		(4.10)	1.31	1.59

Less distributions to shareholders:
From net investment income	(0.02)	-		(0.05)	-	-
From net realized gains	-	-		(2.17)	(5.70)	(1.44)

Total distributions	(0.02)	-		(2.22)	(5.70)	(1.44)

Net asset value, end of year	$8.95	$7.21		$6.28	$12.60	$16.99

Total Return ^,^^	24.39%	14.81%		(38.44% )	9.94%	9.81%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$68,521	$63,549		$69,067	$163,154	$236,029
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%	1.29%		1.25%	1.23%	1.17%
After expense waiver	1.14% #	1.14%	#	1.14% #	1.14% #	1.14% #
Net investment income (loss) to average daily net assets	0.24%	0.36%		0.08%	0.40%	(0.24% )
Portfolio turnover rate	62%	137%		109%	111%	134%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.31	$6.37		$12.74	$17.08	$16.89

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.04		0.03	0.08	0.00 †
Net realized and unrealized gain (loss) on investments	1.77	0.92		(4.16)	1.28	1.63

Total income (loss) from investment operations	1.81	0.96		(4.13)	1.36	1.63

Less distributions to shareholders:
From net investment income	(0.04)	(0.02)		(0.07)	-	-
From net realized gains	-	-		(2.17)	(5.70)	(1.44)

Total distributions	(0.04)	(0.02)		(2.24)	(5.70)	(1.44)

Net asset value, end of year	$9.08	$7.31		$6.37	$12.74	$17.08

Total Return ^	24.77%	15.17%		(38.30% )	10.28%	10.09%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$5,341	$4,675		$4,637	$8,595	$74,494
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%	1.04%		1.00%	0.98%	0.92%
After expense waiver	0.89% #	0.89%	#	0.89% #	0.89% #	0.89% #
Net investment income (loss) to average daily net assets	0.48%	0.61%		0.33%	0.56%	0.02%
Portfolio turnover rate	62%	137%		109%	111%	134%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.36	$6.39	$12.79	$17.11	$16.91

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.04	0.05	0.10	0.02
Net realized and unrealized gain (loss) on investments	1.77	0.94	(4.18)	1.28	1.62

Total income (loss) from investment operations	1.82	0.98	(4.13)	1.38	1.64

Less distributions to shareholders:
From net investment income	(0.04)	(0.01)	(0.10)	-	-
From net realized gains	-	-	(2.17)	(5.70)	(1.44)

Total distributions	(0.04)	(0.01)	(2.27)	(5.70)	(1.44)

Net asset value, end of year	$9.14	$7.36	$6.39	$12.79	$17.11

Total Return ^	24.83%	15.29%	(38.22% )	10.33%	10.21%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,718	$941	$622	$6,898	$6,564
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.94%	0.89%	0.88%	0.82%
After expense waiver	0.79% #	0.79% #	0.79% #	0.79% #	0.79% #
Net investment income (loss) to average daily net assets	0.58%	0.65%	0.48%	0.76%	0.13%
Portfolio turnover rate	62%	137%	109%	111%	134%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$7.37	$6.42	$12.84	$17.15	$16.92

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.05	0.05	0.11	0.04
Net realized and unrealized gain (loss) on investments	1.77	0.93	(4.19)	1.28	1.63

Total income (loss) from investment operations	1.83	0.98	(4.14)	1.39	1.67

Less distributions to shareholders:
From net investment income	(0.05)	(0.03)	(0.11)	-	-
From net realized gains	-	-	(2.17)	(5.70)	(1.44)

Total distributions	(0.05)	(0.03)	(2.28)	(5.70)	(1.44)

Net asset value, end of year	$9.15	$7.37	$6.42	$12.84	$17.15

Total Return ^	24.90%	15.48%	(38.17% )	10.45%	10.26%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$129,831	$113,312	$102,572	$220,767	$328,698
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.84%	0.80%	0.78%	0.72%
After expense waiver	0.69% #	0.69% #	0.69% #	0.69% #	0.69% #
Net investment income (loss) to average daily net assets	0.69%	0.79%	0.52%	0.85%	0.22%
Portfolio turnover rate	62%	137%	109%	111%	134%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.06	$7.48	$14.24	$12.43	$10.58

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.06	0.11	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.49	1.87	(5.96)	2.23	1.86

Total income (loss) from investment operations	1.55	1.93	(5.85)	2.27	1.94

Less distributions to shareholders:
From net investment income	(0.07)	(0.05)	(0.10)	(0.13)	(0.09)
From net realized gains	-	(0.30)	(0.81)	(0.33)	-

Total distributions	(0.07)	(0.35)	(0.91)	(0.46)	(0.09)

Net asset value, end of year	$10.54	$9.06	$7.48	$14.24	$12.43

Total Return ^,^^	17.23%	27.89%	(43.64% )	18.73%	18.41%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$41,888	$34,124	$27,145	$49,635	$31,763
Ratio of expenses to average daily net assets:
Before expense waiver	1.50%	1.49%	1.48%	1.50%	1.50%
After expense waiver	1.43% #	1.43% #	1.43% #	1.43% #	1.43% #
Net investment income (loss) to average daily net assets	0.61%	0.78%	0.97%	0.34%	0.69%
Portfolio turnover rate	29%	34%	13%	16%	25%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.14	$7.55	$14.36	$12.51	$10.60

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.08	0.14	0.08	0.11
Net realized and unrealized gain (loss) on investments	1.50	1.89	(6.01)	2.24	1.87

Total income (loss) from investment operations	1.59	1.97	(5.87)	2.32	1.98

Less distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.13)	(0.14)	(0.07)
From net realized gains	-	(0.30)	(0.81)	(0.33)	-

Total distributions	(0.09)	(0.38)	(0.94)	(0.47)	(0.07)

Net asset value, end of year	$10.64	$9.14	$7.55	$14.36	$12.51

Total Return ^	17.65%	28.27%	(43.50% )	19.07%	18.78%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$131,965	$147,550	$137,391	$303,017	$290,689
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%	1.24%	1.23%	1.25%	1.24%
After expense waiver	1.14% #	1.14% #	1.14% #	1.14% #	1.14% #
Net investment income (loss) to average daily net assets	0.92%	1.09%	1.24%	0.63%	0.96%
Portfolio turnover rate	29%	34%	13%	16%	25%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.11	$7.54	$14.34	$12.50	$10.61

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.08	0.14	0.10	0.12
Net realized and unrealized gain (loss) on investments	1.50	1.88	(5.98)	2.24	1.87

Total income (loss) from investment operations	1.60	1.96	(5.84)	2.34	1.99

Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.15)	(0.17)	(0.10)
From net realized gains	-	(0.30)	(0.81)	(0.33)	-

Total distributions	(0.10)	(0.39)	(0.96)	(0.50)	(0.10)

Net asset value, end of year	$10.61	$9.11	$7.54	$14.34	$12.50

Total Return ^	17.75%	28.26%	(43.41% )	19.29%	18.86%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$6,727	$3,219	$3,651	$10,514	$4,702
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	1.09%	1.08%	1.10%	1.10%
After expense waiver	1.03% #	1.03% #	1.03% #	1.03% #	1.03% #
Net investment income (loss) to average daily net assets	1.02%	1.04%	1.23%	0.74%	1.06%
Portfolio turnover rate	29%	34%	13%	16%	25%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.16	$7.58	$14.42	$12.55	$10.62

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.10	0.17	0.12	0.14
Net realized and unrealized gain (loss) on investments	1.51	1.89	(6.04)	2.25	1.88

Total income (loss) from investment operations	1.62	1.99	(5.87)	2.37	2.02

Less distributions to shareholders:
From net investment income	(0.11)	(0.11)	(0.16)	(0.17)	(0.09)
From net realized gains	-	(0.30)	(0.81)	(0.33)	-

Total distributions	(0.11)	(0.41)	(0.97)	(0.50)	(0.09)

Net asset value, end of year	$10.67	$9.16	$7.58	$14.42	$12.55

Total Return ^	17.88%	28.52%	(43.37% )	19.43%	19.11%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$219,639	$204,098	$183,478	$423,870	$436,584
Ratio of expenses to average daily net assets:
Before expense waiver	1.07%	1.06%	1.05%	1.07%	1.06%
After expense waiver	0.89% #	0.89% #	0.89% #	0.89% #	0.89% #
Net investment income (loss) to average daily net assets	1.15%	1.34%	1.48%	0.87%	1.21%
Portfolio turnover rate	29%	34%	13%	16%	25%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$9.09	$7.51	$14.31	$12.48	$10.56

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.05	0.10	0.03	0.06
Net realized and unrealized gain (loss) on investments	1.49	1.88	(6.00)	2.24	1.88

Total income (loss) from investment operations	1.55	1.93	(5.90)	2.27	1.94

Less distributions to shareholders:
From net investment income	(0.06)	(0.05)	(0.09)	(0.11)	(0.02)
From net realized gains	-	(0.30)	(0.81)	(0.33)	-

Total distributions	(0.06)	(0.35)	(0.90)	(0.44)	(0.02)

Net asset value, end of year	$10.58	$9.09	$7.51	$14.31	$12.48

Total Return ^,^^	17.26%	27.77%	(43.75% )	18.69%	18.35%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$766	$816	$568	$864	$574
Ratio of expenses to average daily net assets:
Before expense waiver	1.80%	1.79%	1.78%	1.80%	1.80%
After expense waiver	1.52% #	1.52% #	1.52% #	1.52% #	1.52% #
Net investment income (loss) to average daily net assets	0.58%	0.69%	0.89%	0.23%	0.53%
Portfolio turnover rate	29%	34%	13%	16%	25%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.00	$9.92	$19.25	$14.55	$11.61

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.08	0.13	0.18	0.07
Net realized and unrealized gain (loss) on investments	1.64	2.78	(9.16)	4.66	2.96

Total income (loss) from investment operations	1.71	2.86	(9.03)	4.84	3.03

Less distributions to shareholders:
From net investment income	(0.09)	-	(0.30)	(0.14)	(0.09)
From net realized gains	-	(0.78)	-	-	-

Total distributions	(0.09)	(0.78)	(0.30)	(0.14)	(0.09)

Net asset value, end of year	$13.62	$12.00	$9.92	$19.25	$14.55

Total Return ^,^^	14.39%	32.49%	(47.54% )	33.50%	26.27%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$50,227	$47,642	$39,212	$103,369	$85,486
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%	1.52%	1.51%	1.53%	1.55%
After expense waiver	N/A	N/A	1.50% #	1.52% #	1.52% #
Net investment income (loss) to average daily net assets	0.56%	0.81%	0.82%	1.05%	0.55%
Portfolio turnover rate	32%	42%	29%	25%	27%

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.16	$10.02	$19.45	$14.66	$11.69

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.11	0.18	0.22	0.10
Net realized and unrealized gain (loss) on investments	1.66	2.82	(9.26)	4.70	2.99

Total income (loss) from investment operations	1.76	2.93	(9.08)	4.92	3.09

Less distributions to shareholders:
From net investment income	(0.11)	(0.01)	(0.35)	(0.13)	(0.12)
From net realized gains	-	(0.78)	-	-	-

Total distributions	(0.11)	(0.79)	(0.35)	(0.13)	(0.12)

Net asset value, end of year	$13.81	$12.16	$10.02	$19.45	$14.66

Total Return ^	14.64%	32.77%	(47.40% )	33.87%	26.61%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$50,937	$56,494	$51,881	$113,298	$118,352
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	1.27%	1.26%	1.28%	1.30%
After expense waiver	N/A	N/A	1.25% #	1.27% #	1.27% #
Net investment income (loss) to average daily net assets	0.77%	1.10%	1.12%	1.28%	0.77%
Portfolio turnover rate	32%	42%	29%	25%	27%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.26	$10.10	$19.59	$14.79	$11.80

Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.12	0.19	0.25	0.13
Net realized and unrealized gain (loss) on investments	1.67	2.85	(9.31)	4.74	3.00

Total income (loss) from investment operations	1.79	2.97	(9.12)	4.99	3.13

Less distributions to shareholders:
From net investment income	(0.13)	(0.03)	(0.37)	(0.19)	(0.14)
From net realized gains	-	(0.78)	-	-	-

Total distributions	(0.13)	(0.81)	(0.37)	(0.19)	(0.14)

Net asset value, end of year	$13.92	$12.26	$10.10	$19.59	$14.79

Total Return ^	14.80%	33.08%	(47.32% )	34.05%	26.68%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$15,773	$30,347	$20,833	$83,333	$73,348
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.12%	1.11%	1.13%	1.15%
After expense waiver	N/A	N/A	1.10% #	1.12% #	1.12% #
Net investment income (loss) to average daily net assets	0.98%	1.21%	1.17%	1.46%	0.93%
Portfolio turnover rate	32%	42%	29%	25%	27%

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06
Net asset value, beginning of year	$12.27	$10.12	$19.63	$14.82	$11.82

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.12	0.20	0.25	0.13
Net realized and unrealized gain (loss) on investments	1.67	2.84	(9.33)	4.76	3.01

Total income (loss) from investment operations	1.80	2.96	(9.13)	5.01	3.14

Less distributions to shareholders:
From net investment income	(0.13)	(0.03)	(0.38)	(0.20)	(0.14)
From net realized gains	-	(0.78)	-	-	-

Total distributions	(0.13)	(0.81)	(0.38)	(0.20)	(0.14)

Net asset value, end of year	$13.94	$12.27	$10.12	$19.63	$14.82

Total Return ^	14.81%	33.13%	(47.32% )	34.17%	26.76%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$584,158	$562,176	$459,583	$1,033,709	$806,440
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	1.09%	1.08%	1.10%	1.12%
After expense waiver	N/A	N/A	1.07% #	1.09% #	1.09% #
Net investment income (loss) to average daily net assets	1.00%	1.24%	1.29%	1.47%	0.97%
Portfolio turnover rate	32%	42%	29%	25%	27%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$10.81	$8.41	$17.20	$12.41		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.16	0.19	0.08		0.07
Net realized and unrealized gain (loss) on investments	1.09	2.30	(8.43)	4.80		2.34

Total income (loss) from investment operations	1.16	2.46	(8.24)	4.88		2.41

Less distributions to shareholders:
From net investment income	(0.36)	(0.06)	(0.13)	(0.00	) †	-
From net realized gains	-	-	(0.42)	(0.09)		-

Total distributions	(0.36)	(0.06)	(0.55)	(0.09)		-

Net asset value, end of period	$11.61	$10.81	$8.41	$17.20		$12.41

Total Return ^,^^	11.14%	29.25%	(49.39% )	39.55%		24.10%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$35,144	$35,136	$27,401	$36,718		$3,773
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%	1.58%	1.62%	1.75%		1.70%	*
After expense waiver	N/A	1.56% #	1.58% #	1.58%	#	1.58%	*#
Net investment income (loss) to average daily net assets	0.65%	1.80%	1.38%	0.57%		0.68%	*
Portfolio turnover rate	65%	74%	106%	95%		81%	**

	Class L
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$10.87	$8.45	$17.27	$12.44		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.19	0.22	0.11		(0.01)
Net realized and unrealized gain (loss) on investments	1.11	2.30	(8.48)	4.82		2.45

Total income (loss) from investment operations	1.20	2.49	(8.26)	4.93		2.44

Less distributions to shareholders:
From net investment income	(0.39)	(0.07)	(0.14)	(0.01)		-
From net realized gains	-	-	(0.42)	(0.09)		-

Total distributions	(0.39)	(0.07)	(0.56)	(0.10)		-

Net asset value, end of period	$11.68	$10.87	$8.45	$17.27		$12.44

Total Return ^	11.42%	29.61%	(49.32% )	39.91%		24.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$19,819	$19,065	$7,993	$17,632		$9,667
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%	1.33%	1.37%	1.50%		2.21%	*
After expense waiver	N/A	1.31% #	1.33% #	1.33%	#	1.33%	*#
Net investment income (loss) to average daily net assets	0.87%	2.07%	1.62%	0.78%		(0.13%	) *
Portfolio turnover rate	65%	74%	106%	95%		81%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$10.87	$8.48	$17.31	$12.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.20	0.18	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.10	2.30	(8.43)	4.82	2.33

Total income (loss) from investment operations	1.21	2.50	(8.25)	4.96	2.45

Less distributions to shareholders:
From net investment income	(0.40)	(0.11)	(0.16)	(0.01)	-
From net realized gains	-	-	(0.42)	(0.09)	-

Total distributions	(0.40)	(0.11)	(0.58)	(0.10)	-

Net asset value, end of period	$11.68	$10.87	$8.48	$17.31	$12.45

Total Return ^	11.45%	29.85%	(49.19% )	40.12%	24.50%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$8,082	$7,494	$5,474	$739	$179
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%	1.18%	1.22%	1.35%	2.52%	*
After expense waiver	N/A	1.16% #	1.18% #	1.18% #	1.18%	*#
Net investment income (loss) to average daily net assets	1.05%	2.18%	1.47%	0.95%	1.13%	*
Portfolio turnover rate	65%	74%	106%	95%	81%	**

	Class S
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$10.90	$8.49	$17.33	$12.46	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.20	0.27	0.15	0.13
Net realized and unrealized gain (loss) on investments	1.11	2.32	(8.53)	4.82	2.33

Total income (loss) from investment operations	1.22	2.52	(8.26)	4.97	2.46

Less distributions to shareholders:
From net investment income	(0.41)	(0.11)	(0.16)	(0.01)	-
From net realized gains	-	-	(0.42)	(0.09)	-

Total distributions	(0.41)	(0.11)	(0.58)	(0.10)	-

Net asset value, end of period	$11.71	$10.90	$8.49	$17.33	$12.46

Total Return ^	11.61%	29.90%	(49.18% )	40.18%	24.60%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$22,470	$45,363	$22,846	$26,159	$6,036
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	1.08%	1.12%	1.25%	2.52%	*
After expense waiver	N/A	N/A	N/A	1.15% #	1.15%	*#
Net investment income (loss) to average daily net assets	1.04%	2.23%	1.96%	1.04%	1.22%	*
Portfolio turnover rate	65%	74%	106%	95%	81%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$10.71	$8.34	$17.10	$12.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.03	0.13	0.14	0.02	0.05
Net realized and unrealized gain (loss) on investments	1.08	2.27	(8.37)	4.80	2.32

Total income (loss) from investment operations	1.11	2.40	(8.23)	4.82	2.37

Less distributions to shareholders:
From net investment income	(0.32)	(0.03)	(0.11)	-	-
From net realized gains	-	-	(0.42)	(0.09)	-

Total distributions	(0.32)	(0.03)	(0.53)	(0.09)	-

Net asset value, end of period	$11.50	$10.71	$8.34	$17.10	$12.37

Total Return ^,^^	10.61%	28.90%	(49.58% )	39.19%	23.70%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$983	$951	$636	$847	$151
Ratio of expenses to average daily net assets:
Before expense waiver	2.00%	1.98%	2.02%	2.15%	3.35%	*
After expense waiver	N/A	1.94% #	1.88% #	1.88% #	1.88%	*#
Net investment income (loss) to average daily net assets	0.25%	1.40%	1.08%	0.13%	0.47%	*
Portfolio turnover rate	65%	74%	106%	95%	81%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 1, 2005 (commencement of operations) through October 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/10	Period Ended 10/31/09 +
Net asset value, beginning of period	$16.42	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.09
Net realized and unrealized gain (loss) on investments	3.62	6.33

Total income (loss) from investment operations	3.63	6.42

Less distributions to shareholders:
From net investment income	(0.09)	-
From net realized gains	(2.28)	-

Total distributions	(2.37)	-

Net asset value, end of period	$17.68	$16.42

Total Return ^,^^	24.70%	64.00%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$655	$238
Ratio of expenses to average daily net assets:
Before expense waiver	1.77%	1.83%	*
After expense waiver	1.65% #	1.65%	*#
Net investment income (loss) to average daily net assets	0.09%	0.73%	*
Portfolio turnover rate	45%	75%	**

	Class L
	Year Ended 10/31/10	Period Ended 10/31/09 +
Net asset value, beginning of period	$16.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.13
Net realized and unrealized gain (loss) on investments	3.62	6.32

Total income (loss) from investment operations	3.68	6.45

Less distributions to shareholders:
From net investment income	(0.12)	-
From net realized gains	(2.28)	-

Total distributions	(2.40)	-

Net asset value, end of period	$17.73	$16.45

Total Return ^	25.02%	64.30%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$56,938	$27,256
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%	1.58%	*
After expense waiver	1.40% #	1.40%	*#
Net investment income (loss) to average daily net assets	0.37%	0.98%	*
Portfolio turnover rate	45%	75%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/10	Period Ended 10/31/09 +
Net asset value, beginning of period	$16.48	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.13
Net realized and unrealized gain (loss) on investments	3.62	6.35

Total income (loss) from investment operations	3.70	6.48

Less distributions to shareholders:
From net investment income	(0.13)	(0.00	) †
From net realized gains	(2.28)	-

Total distributions	(2.41)	(0.00	) †

Net asset value, end of period	$17.77	$16.48

Total Return ^	25.14%	64.60%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$206	$165
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%	1.43%	*
After expense waiver	1.25% #	1.25%	*#
Net investment income (loss) to average daily net assets	0.47%	1.08%	*
Portfolio turnover rate	45%	75%	**

	Class S
	Year Ended 10/31/10	Period Ended 10/31/09 +
Net asset value, beginning of period	$16.49	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.15
Net realized and unrealized gain (loss) on investments	3.62	6.34

Total income (loss) from investment operations	3.72	6.49

Less distributions to shareholders:
From net investment income	(0.14)	(0.00	) †
From net realized gains	(2.28)	-

Total distributions	(2.42)	(0.00	) †

Net asset value, end of period	$17.79	$16.49

Total Return ^	25.30%	64.73%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$107,589	$61,313
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	1.33%	*
After expense waiver	1.15% #	1.15%	*#
Net investment income (loss) to average daily net assets	0.60%	1.23%	*
Portfolio turnover rate	45%	75%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”): MassMutual Premier Money Market Fund (“Money Market Fund”), MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”), MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”), MassMutual Premier Core Bond Fund (“Core Bond Fund”), MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”), MassMutual Premier High Yield Fund (“High Yield Fund”), MassMutual Premier International Bond Fund (“International Bond Fund”), MassMutual Premier Balanced Fund (“Balanced Fund”), MassMutual Premier Value Fund (“Value Fund”), MassMutual Premier Enhanced Index Value Fund (“Enhanced Index Value Fund”), MassMutual Premier Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”), MassMutual Premier Main Street Fund (“Main Street Fund”), MassMutual Premier Capital Appreciation Fund (“Capital Appreciation Fund”), MassMutual Premier Enhanced Index Growth Fund (“Enhanced Index Growth Fund”), MassMutual Premier Discovery Value Fund (“Discovery Value Fund”), MassMutual Premier Main Street Small Cap Fund (“Main Street Small Cap Fund”), MassMutual Premier Small Company Opportunities Fund (“Small Company Opportunities Fund”), MassMutual Premier Global Fund (“Global Fund”), MassMutual Premier International Equity Fund (“International Equity Fund”), MassMutual Premier Focused International Fund (“Focused International Fund”), and MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”).

The Strategic Emerging Markets Fund commenced operations on November 3, 2008.

Each Fund, except for the Money Market Fund, has the following five classes of shares: Class A, Class L, Class Y, Class S, and Class N. The Money Market Fund has the following four classes of shares: Class A, Class Y, Class S, and Class N. Class N shares of the Money Market Fund are not currently available, and Class L shares of the Money Market Fund were converted on a share-for-share basis into Class S shares prior to the opening of business on July 27, 2009. Effective December 4, 2009, Class N shares of the International Bond Fund, Balanced Fund, Enhanced Index Growth Fund, Small Company Opportunities Fund, International Equity Fund, and Strategic Emerging Markets Fund were no longer available. Each share class invests in the same portfolio of assets. The principal economic difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among these classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds, excluding the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost

Notes to Financial Statements (Continued)

in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities

Notes to Financial Statements (Continued)

and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The Money Market Fund, Inflation-Protected and Income Fund, and International Bond Fund had all investments at Level 2, as of October 31, 2010. The Value Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Main Street Fund, Enhanced Index Growth Fund, and Discovery Value Fund had all long-term investments at Level 1, and all short-term investments at Level 2, as of October 31, 2010. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level as of October 31, 2010 for the remaining Funds’ investments:

Assets Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Equities
Preferred Stock
Financial	$-	$-	$439,296	$439,296

Total Preferred Stock	-	-	439,296	439,296

Total Equities	-	-	439,296	439,296

Bonds & Notes
Total Corporate Debt	-	161,397,988	-	161,397,988

Total Municipal Obligations	-	642,532	-	642,532

Non-U.S. Government Agency Obligations
Automobile ABS	-	14,042,023	-	14,042,023
Commercial MBS	-	23,611,316	-	23,611,316
Home Equity ABS	-	3,690,461	-	3,690,461
Student Loans ABS	-	24,493,536	865,280	25,358,816
WL Collateral CMO	-	6,001,807	-	6,001,807
WL Collateral PAC	-	1,580,788	-	1,580,788

Total Non-U.S. Government Agency Obligations	-	73,419,931	865,280	74,285,211

Total Sovereign Debt Obligations	-	1,757,962	-	1,757,962

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	85,808,121	-	85,808,121

Total U.S. Government Agency Obligations and Instrumentalities	-	85,808,121	-	85,808,121

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	27,480,782	-	27,480,782

Total U.S. Treasury Obligations	-	27,480,782	-	27,480,782

Total Bonds & Notes	-	350,507,316	865,280	351,372,596

Total Long-Term Investments	-	350,507,316	1,304,576	351,811,892

Total Short-Term Investments	-	210,479,861	-	210,479,861

Total Investments	$-	$560,987,177	$1,304,576	$562,291,753

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Core Bond Fund
Equities
Preferred Stock
Financial	$-	$-	$998,401	$998,401

Total Preferred Stock	-	-	998,401	998,401

Total Equities	-	-	998,401	998,401

Bonds & Notes
Total Corporate Debt	-	523,395,419	1,058,688	524,454,107

Total Municipal Obligations	-	7,255,636	-	7,255,636

Non-U.S. Government Agency Obligations
Automobile ABS	-	6,650,483	-	6,650,483
Commercial MBS	-	68,549,646	-	68,549,646
Home Equity ABS	-	13,511,692	-	13,511,692
Student Loans ABS	-	30,954,625	2,704,000	33,658,625
WL Collateral CMO	-	17,502,789	-	17,502,789
WL Collateral PAC	-	1,711,255	-	1,711,255

Total Non-U.S. Government Agency Obligations	-	138,880,490	2,704,000	141,584,490

Total Sovereign Debt Obligations	-	11,567,535	-	11,567,535

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	2,681,488	-	2,681,488
Pass-Through Securities	-	440,560,836	-	440,560,836

Total U.S. Government Agency Obligations and Instrumentalities	-	443,242,324	-	443,242,324

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	239,718,367	-	239,718,367

Total U.S. Treasury Obligations	-	239,718,367	-	239,718,367

Total Bonds & Notes	-	1,364,059,771	3,762,688	1,367,822,459

Total Long-Term Investments	-	1,364,059,771	4,761,089	1,368,820,860

Total Short-Term Investments	-	424,479,764	-	424,479,764

Total Investments	$-	$1,788,539,535	$4,761,089	$1,793,300,624

Diversified Bond Fund
Equities
Common Stock
Basic Materials	$-	$-	$114,325	$114,325
Communications	48,812	-	-	48,812

Total Common Stock	48,812	-	114,325	163,137

Preferred Stock
Financial	-	-	599,040	599,040

Total Preferred Stock	-	-	599,040	599,040

Total Equities	48,812	-	713,365	762,177

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified Bond Fund (Continued)
Bonds & Notes
Total Corporate Debt	$-	$115,134,728	$-	$115,134,728

Total Municipal Obligations	-	1,927,392	-	1,927,392

Non-U.S. Government Agency Obligations
Automobile ABS	-	1,441,123	-	1,441,123
Commercial MBS	-	15,969,356	-	15,969,356
Home Equity ABS	-	2,766,602	-	2,766,602
Student Loans ABS	-	5,445,560	635,440	6,081,000
WL Collateral CMO	-	4,497,096	-	4,497,096
WL Collateral PAC	-	36,221	-	36,221

Total Non-U.S. Government Agency Obligations	-	30,155,958	635,440	30,791,398

Total Sovereign Debt Obligations	-	1,656,268	-	1,656,268

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	95,326	-	95,326
Pass-Through Securities	-	82,865,424	-	82,865,424

Total U.S. Government Agency Obligations and Instrumentalities	-	82,960,750	-	82,960,750

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	5,347,104	-	5,347,104

Total U.S. Treasury Obligations	-	5,347,104	-	5,347,104

Total Bonds & Notes	-	237,182,200	635,440	237,817,640

Total Long-Term Investments	48,812	237,182,200	1,348,805	238,579,817

Total Short-Term Investments	-	76,230,034	-	76,230,034

Total Investments	$48,812	$313,412,234	$1,348,805	$314,809,851

High Yield Fund
Equities
Common Stock
Basic Materials	$-	$-	$1,402,164	$1,402,164

Total Common Stock	-	-	1,402,164	1,402,164

Total Equities	-	-	1,402,164	1,402,164

Bonds & Notes
Total Corporate Debt	-	154,119,630	-	154,119,630

Total Bonds & Notes	-	154,119,630	-	154,119,630

Total Long-Term Investments	-	154,119,630	1,402,164	155,521,794

Total Short-Term Investments	-	3,362,792	-	3,362,792

Total Investments	$-	$157,482,422	$1,402,164	$158,884,586

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Balanced Fund
Equities
Common Stock
Basic Materials	$2,160,294	$-	$-	$2,160,294
Communications	7,319,242	-	-	7,319,242
Consumer, Cyclical	6,096,196	-	-	6,096,196
Consumer, Non-cyclical	13,934,094	-	-	13,934,094
Diversified	26,335	-	-	26,335
Energy	6,599,498	-	-	6,599,498
Financial	10,686,802	-	-	10,686,802
Industrial	7,506,935	-	-	7,506,935
Technology	8,643,843	-	-	8,643,843
Utilities	2,318,870	-	-	2,318,870

Total Common Stock	65,292,109	-	-	65,292,109

Total Equities	65,292,109	-	-	65,292,109

Bonds & Notes
Total Corporate Debt	-	19,009,586	-	19,009,586

Total Municipal Obligations	-	285,658	-	285,658

Non-U.S. Government Agency Obligations
Automobile ABS	-	241,731	-	241,731
Commercial MBS	-	2,618,759	-	2,618,759
Home Equity ABS	-	469,254	-	469,254
Student Loans ABS	-	1,045,501	135,200	1,180,701
WL Collateral CMO	-	659,690	-	659,690
WL Collateral PAC	-	17,630	-	17,630

Total Non-U.S. Government Agency Obligations	-	5,052,565	135,200	5,187,765

Total Sovereign Debt Obligations	-	318,476	-	318,476

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	98,398	-	98,398
Pass-Through Securities	-	15,598,140	-	15,598,140

Total U.S. Government Agency Obligations and Instrumentalities	-	15,696,538	-	15,696,538

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	8,189,667	-	8,189,667

Total U.S. Treasury Obligations	-	8,189,667	-	8,189,667

Total Bonds & Notes	-	48,552,490	135,200	48,687,690

Total Mutual Funds	9,320,866	-	-	9,320,866

Total Long-Term Investments	74,612,975	48,552,490	135,200	123,300,665

Total Short-Term Investments	-	22,150,851	-	22,150,851

Total Investments	$74,612,975	$70,703,341	$135,200	$145,451,516

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Capital Appreciation Fund
Equities
Common Stock
Basic Materials	$23,159,382	$-	$-	$23,159,382
Communications	125,261,904	-	-	125,261,904
Consumer, Cyclical	61,419,086	-	-	61,419,086
Consumer, Non-cyclical	105,823,733	39,577,726	-	145,401,459
Energy	44,858,527	-	-	44,858,527
Financial	28,837,092	13,824,034	-	42,661,126
Industrial	89,290,124	6,878,674	-	96,168,798
Technology	92,532,638	-	-	92,532,638

Total Common Stock	571,182,486	60,280,434	-	631,462,920

Total Equities	571,182,486	60,280,434	-	631,462,920

Total Long-Term Investments	571,182,486	60,280,434	-	631,462,920

Total Short-Term Investments	-	1,241,606	-	1,241,606

Total Investments	$571,182,486	$61,522,040	$-	$632,704,526

Main Street Small Cap Fund
Equities
Common Stock
Basic Materials	$2,619,383	$357	$440	$2,620,180
Communications	7,586,143	-	-	7,586,143
Consumer, Cyclical	9,151,707	-	-	9,151,707
Consumer, Non-cyclical	13,723,310	-	-	13,723,310
Energy	3,408,526	-	-	3,408,526
Financial	14,820,767	-	-	14,820,767
Industrial	11,764,277	-	-	11,764,277
Technology	8,223,681	280	-	8,223,961
Utilities	2,286,321	-	-	2,286,321

Total Common Stock	73,584,115	637	440	73,585,192

Total Equities	73,584,115	637	440	73,585,192

Rights
Consumer, Non-cyclical	-	-	3	3

Total Rights	-	-	3	3

Total Long-Term Investments	73,584,115	637	443	73,585,195

Total Short-Term Investments	-	731,036	-	731,036

Total Investments	$73,584,115	$731,673	$443	$74,316,231

Small Company Opportunities Fund
Equities
Common Stock
Basic Materials	$7,161,970	$958	$1,663	$7,164,591
Communications	20,882,263	-	-	20,882,263
Consumer, Cyclical	25,178,930	-	-	25,178,930
Consumer, Non-cyclical	37,609,690	-	-	37,609,690

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Company Opportunities Fund (Continued)
Energy	$9,349,715	$-	$-	$9,349,715
Financial	40,750,764	-	-	40,750,764
Industrial	32,470,909	-	-	32,470,909
Technology	22,649,069	700	-	22,649,769
Utilities	6,315,891	-	-	6,315,891

Total Common Stock	202,369,201	1,658	1,663	202,372,522

Total Equities	202,369,201	1,658	1,663	202,372,522

Rights
Consumer, Non-cyclical	-	-	6	6

Total Rights	-	-	6	6

Total Long-Term Investments	202,369,201	1,658	1,669	202,372,528

Total Short-Term Investments	-	3,184,943	-	3,184,943

Total Investments	$202,369,201	$3,186,601	$1,669	$205,557,471

Global Fund
Equities
Common Stock
Basic Materials	$363,056	$4,534,919	$-	$4,897,975
Communications	35,726,459	26,344,963	-	62,071,422
Consumer, Cyclical	26,675,148	24,147,517	-	50,822,665
Consumer, Non-cyclical	41,561,264	18,119,855	-	59,681,119
Diversified	-	7,408,266	-	7,408,266
Energy	4,428,357	10,038,452	-	14,466,809
Financial	17,682,761	49,165,876	-	66,848,637
Industrial	16,407,454	52,165,998	-	68,573,452
Technology	30,793,946	20,348,947	-	51,142,893
Utilities	-	3,246,132	-	3,246,132

Total Common Stock	173,638,445	215,520,925	-	389,159,370

Preferred Stock
Consumer, Cyclical	-	4,288,200	-	4,288,200

Total Preferred Stock	-	4,288,200	-	4,288,200

Total Equities	173,638,445	219,809,125	-	393,447,570

Total Mutual Funds	7,054,755	-	-	7,054,755

Total Long-Term Investments	180,693,200	219,809,125	-	400,502,325

Total Investments	$180,693,200	$219,809,125	$-	$400,502,325

International Equity Fund
Equities
Common Stock
Basic Materials	$-	$30,685,068	$-	$30,685,068
Communications	3,391,073	48,820,647	-	52,211,720
Consumer, Cyclical	11,272,427	60,724,617	-	71,997,044
Consumer, Non-cyclical	240,557	219,195,229	-	219,435,786

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
International Equity Fund (Continued)
Diversified	$-	$9,570,315	$-	$9,570,315
Energy	-	31,357,487	-	31,357,487
Financial	4,105,709	61,138,281	-	65,243,990
Industrial	993,550	129,149,106	-	130,142,656
Technology	-	62,261,080	-	62,261,080

Total Common Stock	20,003,316	652,901,830	-	672,905,146

Convertible Preferred Stock
Energy	-	-	4,886,365	4,886,365

Total Convertible Preferred Stock	-	-	4,886,365	4,886,365

Preferred Stock
Basic Materials	11,373,632	-	-	11,373,632

Total Preferred Stock	11,373,632	-	-	11,373,632

Total Equities	31,376,948	652,901,830	4,886,365	689,165,143

Total Mutual Funds	10,777,565	-	-	10,777,565

Total Long-Term Investments	42,154,513	652,901,830	4,886,365	699,942,708

Total Investments	$42,154,513	$652,901,830	$4,886,365	$699,942,708

Focused International Fund
Equities
Common Stock
Basic Materials	$-	$16,295,625	$-	$16,295,625
Communications	1,775,202	8,281,852	-	10,057,054
Consumer, Non-cyclical	-	16,075,294	-	16,075,294
Energy	2,420,440	6,103,500	-	8,523,940
Financial	-	21,693,162	-	21,693,162
Industrial	-	4,999,485	16,798	5,016,283
Technology	-	2,963,136	-	2,963,136
Utilities	-	1,954,395	-	1,954,395

Total Common Stock	4,195,642	78,366,449	16,798	82,578,889

Preferred Stock
Consumer, Non-cyclical	-	1,942,749	-	1,942,749

Total Preferred Stock	-	1,942,749	-	1,942,749

Total Equities	4,195,642	80,309,198	16,798	84,521,638

Total Long-Term Investments	4,195,642	80,309,198	16,798	84,521,638

Total Short-Term Investments	-	1,536,281	-	1,536,281

Total Investments	$4,195,642	$81,845,479	$16,798	$86,057,919

Notes to Financial Statements (Continued)

	Investment in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$9,457,994	$9,374,164	$-	$18,832,158
Communications	11,272,044	8,971,976	-	20,244,020
Consumer, Cyclical	2,335,780	15,468,993	-	17,804,773
Consumer, Non-cyclical	3,438,535	11,052,814	-	14,491,349
Diversified	-	4,622,861	-	4,622,861
Energy	5,122,926	10,193,822	-	15,316,748
Financial	5,958,270	37,983,620	-	43,941,890
Industrial	-	5,854,189	-	5,854,189
Technology	1,938,893	15,333,693	-	17,272,586

Total Common Stock	39,524,442	118,856,132	-	158,380,574

Preferred Stock
Basic Materials	3,761,992	-	-	3,761,992

Total Preferred Stock	3,761,992	-	-	3,761,992

Total Equities	43,286,434	118,856,132	-	162,142,566

Total Long-Term Investments	43,286,434	118,856,132	-	162,142,566

Total Short-Term Investments	-	2,763,502	-	2,763,502

Total Investments	$43,286,434	$121,619,634	$-	$164,906,068

The following is the aggregate value by input level as of October 31, 2010 for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Swap Agreements
Credit Risk	$-	$1,119,089	$-	$1,119,089
Interest Rate Risk	-	3,362	-	3,362
Core Bond Fund
Swap Agreements
Credit Risk	-	3,416,004	-	3,416,004
Interest Rate Risk	-	10,147	-	10,147
Diversified Bond Fund
Futures Contracts
Interest Rate Risk	99,978	-	-	99,978
Swap Agreements
Credit Risk	-	711,783	-	711,783
Interest Rate Risk	-	2,279	-	2,279
International Bond Fund
Forward Contracts
Foreign Exchange Risk	-	338,366	-	338,366

Notes to Financial Statements (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Balanced Fund
Futures Contracts
Equity Risk	$752,247	$-	$-	$752,247
Swap Agreements
Credit Risk	-	122,619	-	122,619
Interest Rate Risk	-	354	-	354

Liabilities Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Swap Agreements
Credit Risk	$-	$(41,616)	$-	$(41,616)
Interest Rate Risk	-	(650,036)	-	(650,036)
Core Bond Fund
Swap Agreements
Credit Risk	-	(125,490)	-	(125,490)
Interest Rate Risk	-	(1,226,515)	-	(1,226,515)
Diversified Bond Fund
Swap Agreements
Credit Risk	-	(28,811)	-	(28,811)
Interest Rate Risk	-	(474,468)	-	(474,468)
International Bond Fund
Forward Contracts
Foreign Exchange Risk	-	(387,718)	-	(387,718)
Balanced Fund
Swap Agreements
Credit Risk	-	(4,482)	-	(4,482)
Interest Rate Risk	-	(41,961)	-	(41,961)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *		Transfers Out *
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Capital Appreciation Fund	$-	$5,784,496	$(5,784,796)	$-
Main Street Small Cap Fund	-	99,928	(99,928)	-
Small Company Opportunities Fund	-	221,651	(221,651)	-
International Equity Fund	-	9,203,432	(9,203,432)	-
Strategic Emerging Markets Fund	-	5,451,280	(5,451,280)	-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded, as well as certain securities being fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 10/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 10/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 10/31/10
Short-Duration Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$424,485	$-	$-	$14,811	$-	$-	$-	$439,296	$14,811
Non-U.S. Government
Agency Obligations
Student Loans ABS	2,463,190	-	(20,606)	232,696	(1,810,000)	-	-	865,280	126,665

	$2,887,675	$-	$(20,606)	$247,507	$(1,810,000)	$-	$-	$1,304,576	$141,476

Core Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$964,739	$-	$-	$33,662	$-	$-	$-	$998,401	$33,662
Bonds & Notes
Corporate Debt	1,906,954	-	(47,563)	(38,591)	(762,112)	-	-	1,058,688	(38,591)
Non-U.S. Government
Agency Obligations
Student Loans ABS	7,439,103	-	(61,345)	710,242	(5,384,000)	-	-	2,704,000	395,829

	$10,310,796	$-	$(108,908)	$705,313	$(6,146,112)	$-	$-	$4,761,089	$390,900

Diversified Bond Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$-	$-	$-	$(51,362)	$165,687	$-	$-	$114,325	$(51,362)
Preferred Stock
Financial	578,843	-	-	20,197	-	-	-	599,040	20,197
Non-U.S. Government
Agency Obligations
Student Loans ABS	2,011,142	-	(16,831)	186,129	(1,545,000)	-	-	635,440	93,020

	$2,589,985	$-	$(16,831)	$154,964	$(1,379,313)	$-	$-	$1,348,805	$61,855

High Yield Bond Fund
Long-Term Investments
Equities
Common Stock
Industrial	$-	$-	$-	$(711,427)	$2,113,591	$-	$-	$1,402,164	$(711,427)

Balanced Fund
Long-Term Investments
Non-U.S. Government
Agency Obligations
Student Loans ABS	$115,409	$-	$-	$19,791	$-	$-	$-	$135,200	$19,791

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 10/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 10/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 10/31/10
Main Street Small Cap Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$416	$-	$-	$24	$-	$-		$-	$440	$24
Rights
Consumer, Non-cyclical	3	-	-	-	-	-		-	3	-

	$419	$-	$-	$24	$-	$-		$-	$443	$24

Small Company Opportunities Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$1,573	$-	$-	$90	$-	$-		$-	$1,663	$90
Rights
Consumer, Non-cyclical	6	-	-	-	-	-		-	6	-

	$1,579	$-	$-	$90	$-	$-		$-	$1,669	$90

Global Fund
Long-Term Investments
Equities
Common Stock
Communications	$53,335	$-	$-	$20,762	$(74,097)	$-		$-	$-	$-
Consumer, Non-cyclical***	-	-	-	-	-	-		-	-	-

	$53,335	$-	$-	$20,762	$(74,097)	$-		$-	$-	$-

International Equity Fund
Long-Term Investments
Equities
Common Stock
Consumer, Non-cyclical***	$-	$-	$-	$-	$-	$-		$-	$-	$-
Industrial	76,807	-	(447,711)	370,904	-	-		-	-	-
Convertible Preferred Stock
Energy	6,672,380	-	-	(1,786,015)	-	-		-	4,886,365	(1,786,015)
Industrial	97,189	-	(3,305,915)	3,208,726	-	-		-	-	-
Warrants
Consumer, Non-cyclical	-	-	-	(17,846)	-	17,846	**	-	-	-

	$6,846,376	$-	$(3,753,626)	$1,775,769	$-	$17,846		$-	$4,886,365	$(1,786,015)

Focused International Fund
Long-Term Investments
Equities
Common Stock
Industrial	$27,916	$-	$237	$68	$(11,423)	$-		$-	$16,798	$68

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Levels as the security is a restricted security that is deemed to be both a Rule 144A security and illiquid.
***	Represents security at $0 value as of October 31, 2010.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended October 31, 2010, the following table shows both how the Fund may use these derivatives (marked with an “M”), as well as how it actually did use them during the period (marked with an “A”).

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Core Bond Fund	Diversified Bond Fund	International Bond Fund	Balanced Fund	Value Fund	Main Street Small Cap Fund	Small Company Opportunities Fund	Global Fund	International Equity Fund	Focused International Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management			A	A
Directional Exposure to Currencies				A

Futures Contracts**
Hedging/Risk Management			A		A
Duration/Credit Quality Management			A		A
Short-term Cash Deployment			A		A
Substitution for Cash Investment			A		A

Interest Rate Swaps***
Hedging/Risk Management	A	A	A		A
Substitution for Cash Investment	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A	A		A
Duration/Credit Quality Management	A	A	A		A
Directional Investment	A	A	A		A

Options (Purchased)
Directional Investment						A
Hedging/Risk Management					A	A
Substitution for Cash Investment					A

Rights and Warrants
Directional Investment							M	M	M	A
Result of Corporate Action							A	A	A	A	A

*	Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related options, if applicable.

Notes to Financial Statements (Continued)

At October 31, 2010, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Swap Agreements*	$1,119,089	$-	$-	$3,362	$1,122,451

Liability Derivatives
Swap Agreements^	$(41,616)	$-	$-	$(650,036)	$(691,652)

Realized Gain (Loss)#
Swap Agreements	$(7,681)	$-	$-	$(579,639)	$(587,320)

Change in Appreciation (Depreciation)##
Swap Agreements	$(1,140,289)	$-	$-	$(664,638)	$(1,804,927)

Number of Contracts, Notional Amounts or Shares/Units†
Swap Agreements	$20,855,057	$-	$-	$36,905,757	$57,760,814

Core Bond Fund
Asset Derivatives
Swap Agreements*	$3,416,004	$-	$-	$10,147	$3,426,151

Liability Derivatives
Swap Agreements^	$(125,490)	$-	$-	$(1,226,515)	$(1,352,005)

Realized Gain (Loss)#
Swap Agreements	$(21,201)	$-	$-	$(929,714)	$(950,915)

Change in Appreciation (Depreciation)##
Swap Agreements	$(3,531,163)	$-	$-	$(1,277,278)	$(4,808,441)

Number of Contracts, Notional Amounts or Shares/Units†
Swap Agreements	$67,553,399	$-	$-	$105,882,388	$173,435,787

Diversified Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$99,978	$99,978
Swap Agreements*	711,783	-	-	2,279	714,062

Total Value	$711,783	$-	$-	$102,257	$814,040

Liability Derivatives
Swap Agreements^	$(28,811)	$-	$-	$(474,468)	$(503,279)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$45,739	$-	$45,739
Futures Contracts	-	-	-	4,223	4,223
Swap Agreements	(2,160)	-	-	(878,770)	(880,930)

Total Realized Gain (Loss)	$(2,160)	$-	$45,739	$(874,547)	$(830,968)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Diversified Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$99,978	$99,978
Swap Agreements	(782,616)	-	-	(488,189)	(1,270,805)

Total Change in Appreciation (Depreciation)	$(782,616)	$-	$-	$(388,211)	$(1,170,827)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$25,500,165	$-	$25,500,165
Futures Contracts	-	-	-	101	101
Swap Agreements	$16,070,380	$-	$-	$76,704,741	$92,775,121

International Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$338,366	$-	$338,366

Liability Derivatives
Forward Contracts^	$-	$-	$(387,718)	$-	$(387,718)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$859,690	$-	$859,690

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(144,693)	$-	$(144,693)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$14,000,162	$-	$14,000,162

Balanced Fund
Asset Derivatives
Futures Contracts^^	$-	$752,247	$-	$-	$752,247
Swap Agreements*	122,619	-	-	354	122,973

Total Value	$122,619	$752,247	$-	$354	$875,220

Liability Derivatives
Swap Agreements^	$(4,482)	$-	$-	$(41,961)	$(46,443)

Realized Gain (Loss)#
Future Contracts	$-	$(288,131)	$-	$35,155	$(252,976)
Swap Agreements	(1,763)	-	-	(28,147)	(29,910)
Purchased Options	-	(13,861)	-	-	(13,861)

Total Realized Gain (Loss)	$(1,763)	$(301,992)	$-	$7,008	$(296,747)

Change in Appreciation (Depreciation)##
Future Contracts	$-	$752,247	$-	$(25,310)	$726,937
Swap Agreements	(125,205)	-	-	(44,133)	(169,338)

Total Change in Appreciation (Depreciation)	$(125,205)	$752,247	$-	$(69,443)	$557,599

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Balanced Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	95	-	11	106
Swap Agreements	$2,490,406	$-	$-	$5,462,061	$7,952,467
Purchased Options	-	4,800	-	-	4,800

Value Fund
Realized Gain (Loss)#
Purchased Options	$-	$(39,814)	$-	$-	$(39,814)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	27,600	-	-	27,600

Main Street Small Cap Fund
Asset Derivatives
Rights*	$-	$3	$-	$-	$3

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	300	-	-	300

Small Company Opportunities Fund
Asset Derivatives
Rights*	$-	$6	$-	$-	$6

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	600	-	-	600

Global Fund
Realized Gain (Loss)#
Rights	$-	$40,743	$-	$-	$40,743

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	33,783	-	-	33,783

International Equity Fund
Realized Gain (Loss)#
Rights	$-	$(217,992)	$-	$-	$(217,992)

Change in Appreciation (Depreciation)##
Rights	$-	$224,175	$-	$-	$224,175
Warrants	-	(17,846)	-	-	(17,846)

Total Change in Appreciation (Depreciation)	$-	$206,329	$-	$-	$206,329

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	104,567 ††	-	-	104,567 ††
Warrants	-	2,975,762	-	-	2,975,762

Focused International Fund
Realized Gain (Loss)#
Rights	$-	$23	$-	$-	$23

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	206,502	-	-	206,502

Notes to Financial Statements (Continued)

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during the year ended October 31, 2010.
††	Contracts here represent activity that occurred within the month.

The Main Street Small Cap Fund and Small Company Opportunities Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights and the Global Fund had no change in appreciation (depreciation) on rights during the year ended October 31, 2010.

The International Equity Fund had no realized gain (loss) on warrants during the year ended October 31, 2010.

Further details regarding the derivatives and other investments held by the Funds during the year ended October 31, 2010, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into foreign currency exchange transactions, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open forward foreign currency contracts at October 31, 2010. A Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
International Bond Fund
BUYS
Barclays Bank PLC	900,000	Singapore Dollar	12/15/10	$671,129	$695,147	$24,018

Credit Suisse Securities LLC London	445,000,000	Japanese Yen	11/18/10	5,227,975	5,529,655	301,680

Deutsche Bank AG London	10,000,000	Japanese Yen	11/18/10	123,305	124,262	957

JP Morgan Chase Bank	100,000	Euro	12/15/10	127,155	138,866	11,711

				$6,149,564	$6,487,930	$338,366

SELLS
Barclays Bank PLC	1,300,000	Australian Dollar	12/15/10	$1,188,110	$1,267,055	$(78,945)

Credit Suisse Securities LLC London	1,070,000	Canadian Dollar	12/15/10	1,033,797	1,049,178	(15,381)

Deutsche Bank AG London	220,000	Euro	11/24/10	293,145	305,589	(12,444)
Deutsche Bank AG London	4,100,000	Mexican Peso	12/15/10	324,347	331,248	(6,901)

				617,492	636,837	(19,345)

JP Morgan Chase Bank	1,900,000	Euro	11/24/10	2,423,748	2,639,178	(215,430)

Royal Bank of Scotland PLC	25,454	Canadian Dollar	12/15/10	23,982	24,959	(977)

UBS AG London	1,700,000	Polish Zloty	12/02/10	536,548	594,188	(57,640)

				$5,823,677	$6,211,395	$(387,718)

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at October 31, 2010:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Diversified Bond Fund
BUYS
186	U.S. Treasury Note 5 Year	12/31/10	$22,613,531	$41,316

SELLS
65	U.S. Treasury Note 10 Year	12/21/10	$8,208,281	$58,662

Balanced Fund
BUYS
110	S&P 500 E Mini Index	12/17/10	$6,488,350	$362,731
53	MSCI EAFE E Mini Index	12/17/10	4,280,280	389,516

				$752,247

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Notes to Financial Statements (Continued)

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund also may enter into credit default swap agreements, as a “buyer” or “seller” of credit protection. The buyer of credit protection typically makes periodic payments to the seller based on short-term interest rates in return for the promise of the seller to purchase from the buyer of protection one or more securities at “par value” (full notional value) upon the occurrence of a credit event affecting the issuer of the securities. The credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. To provide assets of value and recourse if a negative credit event were to occur, cash or securities may be segregated as collateral in accordance with the terms of the respective credit default swap agreements. The use of credit default swaps may result in the creation of leverage in a Fund’s portfolio. A Fund may enter into credit default swaps to hedge against interest rate or credit risks or to earn additional income.

During the period when a credit default swap is open, the agreement is marked to market in accordance with the terms of the agreement based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through the valuation date. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap agreements at October 31, 2010. A Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund*
Credit Default Swaps
6,575,000	USD	10/12/52	Bank of America N.A.	Buy	(0.500)%	CMBX.NA.AM.1	$(203,167)	$526,000	$322,833
1,750,000	USD	10/12/52	Bank of America N.A.	Buy	(0.100)%	CMBX.NA.AAA.1	(37,669)	84,219	46,550

							(240,836)	610,219	369,383

325,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	12,182	6,019	18,201
3,250,000	USD	6/20/15	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.14	(59,908)	46,036	(13,872)
1,050,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sara Lee Corp.	45,714	—	45,714

							(2,012)	52,055	50,043

502,375	USD	7/25/45	Credit Suisse Securities LLC	Buy	(0.180)%	ABX.HE.AAA.06-1	8,990	51,496	60,486

1,650,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(38,610)	119,625	81,015
1,650,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(38,610)	119,625	81,015
3,300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(77,220)	239,250	162,030
2,000,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(41,800)	95,000	53,200
1,650,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(55,798)	99,688	43,890
1,500,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(110,100)	150,000	39,900
5,100,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(357,465)	493,125	135,660
1,075,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(41,280)	69,875	28,595

							(760,883)	1,386,188	625,305

6,500,000	USD	6/20/15	JP Morgan Chase Bank	Buy	(1.000)%	CDX.NA.IG.14	(115,342)	87,598	(27,744)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
2,575,000	USD	9/01/15	Barclays Bank PLC	Fixed 1.720%	3-Month USD-LIBOR-BBA	$(42,775)	$-	$(42,775)
5,200,000	USD	9/03/15	Barclays Bank PLC	Fixed 1.655%	3-Month USD-LIBOR-BBA	(69,991)	-	(69,991)
642,500	USD	9/01/40	Barclays Bank PLC	3-Month USD-LIBOR-BBA	Fixed 3.355%	(35,484)	-	(35,484)
1,290,000	USD	9/03/40	Barclays Bank PLC	3-Month USD-LIBOR-BBA	Fixed 3.310%	(82,188)	-	(82,188)

						(230,438)	-	(230,438)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund* (continued)
Interest Rate Swaps (continued)
4,704,505	USD	9/01/15	Credit Suisse Securities LLC	Fixed 1.703%	3-Month USD-LIBOR-BBA	$(74,261)	$-	$(74,261)
9,392,500	USD	9/03/15	Credit Suisse Securities LLC	Fixed 1.648%	3-Month USD-LIBOR-BBA	(123,091)	-	(123,091)
1,170,943	USD	9/01/40	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 3.334%	(69,353)	-	(69,353)
2,330,900	USD	9/03/40	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 3.300%	(152,893)	-	(152,893)

						(419,598)	-	(419,598)

16,150,000	USD	6/14/11	Goldman Sachs & Co.	Absolute value of [(USD-CMM30-FNMA rate - USD-10Y CMS rate + 0.568)% if negative]	Absolute value of [(USD-CMM30-FNMA rate - USD-10Y CMS rate + 0.568)% if positive]	3,362	-	3,362

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Core Bond Fund**
Credit Default Swaps
19,300,000	USD	10/12/52	Bank of America N.A.	Buy	(0.500)%	CMBX.NA.AM.1	$(596,369)	$1,544,000	$947,631
5,100,000	USD	10/12/52	Bank of America N.A.	Buy	(0.100)%	CMBX.NA.AAA.1	(109,777)	245,437	135,660

							(706,146)	1,789,437	1,083,291

1,100,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	41,232	20,371	61,603
9,800,000	USD	6/20/15	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.14	(180,646)	138,816	(41,830)
3,300,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sara Lee Corp.	143,674	-	143,674

							4,260	159,187	163,447

4,020,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	95,281	-	95,281
1,545,768	USD	7/25/45	Credit Suisse Securities LLC	Buy	(0.180)%	ABX.HE.AAA.06-1	27,662	158,449	186,111

							122,943	158,449	281,392

9,650,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(225,810)	699,625	473,815
4,825,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(112,905)	349,812	236,907
4,825,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(112,905)	349,812	236,907
4,175,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(87,258)	198,313	111,055
5,100,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(172,465)	308,125	135,660
2,500,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(96,000)	162,500	66,500

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Core Bond Fund** (continued)
Credit Default Swaps (continued)
17,000,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	$(1,191,550)	$1,643,750	$452,200
5,000,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(367,000)	500,000	133,000

							(2,365,893)	4,211,937	1,846,044

19,600,000	USD	6/20/15	JP Morgan Chase Bank	Buy	(1.000)%	CDX.NA.IG.14	(347,801)	264,141	(83,660)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
13,751,630	USD	9/01/15	Credit Suisse Securities LLC	Fixed 1.703%	3-Month USD-LIBOR-BBA	$(217,071)	$-	$(217,071)
27,455,000	USD	9/03/15	Credit Suisse Securities LLC	Fixed 1.648%	3-Month USD-LIBOR-BBA	(359,804)	-	(359,804)
3,422,755	USD	9/01/40	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 3.334%	(202,722)	-	(202,722)
6,813,400	USD	9/03/40	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 3.300%	(446,918)	-	(446,918)

						(1,226,515)	-	(1,226,515)

48,750,000	USD	6/14/11	Goldman Sachs & Co.	Absolute value of [(USD-CMM30-FNMA rate - USD-10Y CMS rate + 0.568)% if negative]	Absolute value of [(USD-CMM30-FNMA rate - USD-10Y CMS rate + 0.568)% if positive]	10,147	-	10,147

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Diversified Bond Fund***
Credit Default Swaps
3,500,000	USD	10/12/52	Bank of America N.A.	Buy	(0.500)%	CMBX.NA.AM.1	$(108,150)	$280,000	$171,850
1,200,000	USD	10/12/52	Bank of America N.A.	Buy	(0.100)%	CMBX.NA.AAA.1	(25,830)	57,750	31,920

							(133,980)	337,750	203,770

300,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	11,245	5,556	16,801
2,250,000	USD	6/20/15	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.14	(41,475)	31,871	(9,604)
900,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sara Lee Corp.	39,184	-	39,184

							8,954	37,427	46,381

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Diversified Bond Fund*** (continued)
Credit Default Swaps (continued)
1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	$26,664	$-	$26,664
351,662	USD	7/25/45	Credit Suisse Securities LLC	Buy	(0.180)%	ABX.HE.AAA.06-1	6,293	36,047	42,340

							32,957	36,047	69,004

875,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(20,475)	63,437	42,962
875,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(20,475)	63,437	42,962
575,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(12,017)	27,312	15,295
1,250,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(42,271)	75,521	33,250
4,420,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(309,803)	427,376	117,573
1,300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(95,420)	130,000	34,580
440,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(16,896)	28,600	11,704
1,725,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(40,365)	125,063	84,698

							(557,722)	940,746	383,024

4,500,000	USD	6/20/15	JP Morgan Chase Bank	Buy	(1.000)%	CDX.NA.IG.14	(79,852)	60,645	(19,207)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
5,319,710	USD	9/01/15	Credit Suisse Securities LLC	Fixed 1.703%	3-Month USD-LIBOR-BBA	$(83,972)	$-	$(83,972)
10,620,750	USD	9/03/15	Credit Suisse Securities LLC	Fixed 1.648%	3-Month USD-LIBOR-BBA	(139,187)	-	(139,187)
1,324,066	USD	9/01/40	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 3.334%	(78,422)	-	(78,422)
2,635,710	USD	9/03/40	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 3.300%	(172,887)	-	(172,887)

						(474,468)	-	(474,468)

10,950,000	USD	6/14/11	Goldman Sachs & Co.	Absolute value of [(USD-CMM30-FNMA rate – USD-10Y CMS rate + 0.568)% if negative]	Absolute value of [(USD-CMM30-FNMA rate – USD-10Y CMS rate + 0.568)% if positive]	2,279	-	2,279

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Balanced Fund
Credit Default Swaps
675,000	USD	10/12/52	Bank of America N.A.	Buy	(0.500)%	CMBX.NA.AM.1	$(20,858)	$54,000	$33,142
175,000	USD	10/12/52	Bank of America N.A.	Buy	(0.100)%	CMBX.NA.AAA.1	(3,767)	8,422	4,655

							(24,625)	62,422	37,797

37,500	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	1,406	694	2,100
350,000	USD	6/20/15	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.14	(6,452)	4,958	(1,494)
140,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sara Lee Corp.	6,095	-	6,095

							1,049	5,652	6,701

180,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	4,266	-	4,266
54,102	USD	7/25/45	Credit Suisse Securities LLC	Buy	(0.180)%	ABX.HE.AAA.06-1	968	5,546	6,514

							5,234	5,546	10,780

175,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(4,094)	12,687	8,593
175,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(4,094)	12,687	8,593
335,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(7,839)	24,288	16,449
125,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(2,613)	5,938	3,325
175,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(5,918)	10,573	4,655
190,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(13,946)	19,000	5,054
646,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(45,279)	62,462	17,183
75,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(2,880)	4,875	1,995

							(86,663)	152,510	65,847

700,000	USD	6/20/15	JP Morgan Chase Bank	Buy	(1.000)%	CDX.NA.IG.14	(12,422)	9,434	(2,988)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
470,541	USD	9/01/15	Credit Suisse Securities LLC	Fixed 1.703%	3-Month USD-LIBOR-BBA	$(7,428)	$-	$(7,428)
939,250	USD	9/03/15	Credit Suisse Securities LLC	Fixed 1.648%	3-Month USD-LIBOR-BBA	(12,309)	-	(12,309)
117,094	USD	9/01/40	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 3.334%	(6,935)	-	(6,935)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Balanced Fund (continued)
Interest Rate Swaps (continued)
233,090	USD	9/03/40	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 3.300%	$(15,289)	$-	$(15,289)

						(41,961)	-	(41,961)

1,700,000	USD	6/14/11	Goldman Sachs & Co.	Absolute value of [(USD-CMM30-FNMA rate - USD-10Y CMS rate + 0.568)% if negative]	Absolute value of [(USD-CMM30-FNMA rate - USD-10Y CMS rate + 0.568)% if positive]	354	-	354

*	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $570,000 at October 31, 2010. Collateral for swap agreements held by Barclays Bank PLC and Credit Suisse Securities LLC was a security valued at $279,803 and $611,377, respectively.
**	Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $300,000 and securities valued at $1,948,205, respectively, at October 31, 2010. Collateral for swap agreements held by Credit Suisse Securities LLC was a security valued at $2,319,015.
***	Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $50,031 and $460,000, respectively, at October 31, 2010. Collateral for swap agreements held by Credit Suisse Securities LLC was a security valued at $865,965.
USD	U.S. Dollar

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Notes to Financial Statements (Continued)

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had rights and warrants as shown in the Portfolio(s) of Investments at October 31, 2010.

The Fund(s) had no purchased options or written options at October 31, 2010.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-

Notes to Financial Statements (Continued)

delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at October 31, 2010.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, and Balanced Fund had dollar roll transactions during the year ended October 31, 2010 which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Notes to Financial Statements (Continued)

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Fund(s) held inflation-indexed bonds as shown in the Portfolio(s) of Investments during the year ended October 31, 2010.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at October 31, 2010.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty

Notes to Financial Statements (Continued)

to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at October 31, 2010:

Description	Value
Inflation-Protected and Income Fund
Agreement with Daiwa Securities, dated 10/26/10, 0.250%, to be repurchased on demand until 1/20/11 at value plus accrued interest.	$24,625,000
Agreement with Deutsche Bank, dated 10/7/10, 0.270%, to be repurchased on demand until 1/06/11 at value plus accrued interest.	33,880,000
Agreement with Goldman Sachs, dated 9/16/10, 0.290%, to be repurchased on demand until 12/15/10 at value plus accrued interest.	50,840,000
Agreement with HSBC Finance Corp., dated 9/07/10, 0.260%, to be repurchased on demand until 12/09/10 at value plus accrued interest.	20,007,500
Agreement with HSBC Finance Corp., dated 9/09/10, 0.280%, to be repurchased on demand until 12/09/10 at value plus accrued interest.	4,115,000
Agreement with HSBC Finance Corp., dated 10/08/10, 0.250%, to be repurchased on demand until 1/07/11 at value plus accrued interest.	6,796,875
Agreement with HSBC Finance Corp., dated 10/14/10, 0.250%, to be repurchased on demand until 1/18/11 at value plus accrued interest.	1,749,375
Agreement with HSBC Finance Corp., dated 10/21/10, 0.240%, to be repurchased on demand until 1/20/11 at value plus accrued interest.	5,766,994
Agreement with Morgan Stanley, dated 8/11/10, 0.290%, to be repurchased on demand until 11/09/10 at value plus accrued interest.	36,574,912
Agreement with Morgan Stanley, dated 10/15/10, 0.270%, to be repurchased on demand until 11/18/10 at value plus accrued interest.	13,383,270
Agreement with Morgan Stanley, dated 9/23/10, 0.270%, to be repurchased on demand until 11/24/10 at value plus accrued interest.	29,320,906

$227,059,832

Average balance outstanding	$198,525,032
Average interest rate	0.23%
Maximum balance outstanding	$229,179,832
Weighted average maturity	59 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Bond Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Notes to Financial Statements (Continued)

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.35%
Short-Duration Bond Fund	0.40%
Inflation-Protected and Income Fund	0.48%
Core Bond Fund	0.48% of the first $1.5 billion,
0.43% of any excess over $1.5 billion
Diversified Bond Fund	0.50%
High Yield Fund	0.50%
International Bond Fund	0.60%
Balanced Fund	0.48%
Value Fund	0.50%
Enhanced Index Value Fund	0.50%
Enhanced Index Core Equity Fund	0.50%
Main Street Fund	0.65%
Capital Appreciation Fund	0.65%
Enhanced Index Growth Fund	0.50%
Discovery Value Fund	0.80%
Main Street Small Cap Fund	0.58%
Small Company Opportunities Fund	0.58%
Global Fund	0.80%
International Equity Fund	0.85% of the first $1.25 billion,
0.80% of any excess over $1.25 billion
Focused International Fund	0.90%
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million

Notes to Financial Statements (Continued)

Enhanced Index Value Fund*	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million
Enhanced Index Core Equity Fund*	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million
Enhanced Index Growth Fund*	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million

*	Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

MassMutual has entered into investment subadvisory agreements with its indirect subsidiary OppenheimerFunds, Inc. (“OFI”) on behalf of certain Funds. These agreements provide that OFI manage the investment and reinvestment of the assets of these Funds. OFI receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Capital Appreciation Fund	0.42% of the first $700 million,
0.25% of any excess over $700 million
Global Fund	0.50% of the first $750 million,
0.28% of the next $50 million,
0.25% of any excess over $800 million

MassMutual has entered into investment subadvisory agreements with OFI Institutional Asset Management, Inc. (“OFI Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Institutional manage the investment and reinvestment of the assets of these Funds. OFI Institutional receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% of the first $1 billion,
0.30% of any excess over $1 billion
Discovery Value Fund	0.40%
Main Street Small Cap Fund	0.40%
Small Company Opportunities Fund	0.40% of the first $1 billion,
0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $250 million,
0.475% of the next $250 million,
0.425% of the next $500 million,
0.40% of the next $500 million,
0.375% of any excess over $1.5 billion

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with its indirect subsidiary Baring International Investment Limited (“Baring”) on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

International Bond Fund	0.30%
Focused International Fund	0.55%
Strategic Emerging Markets Fund	0.65%

The Funds’ subadvisory fees are paid out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual received an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N
Money Market Fund	0.3266%	N/A	0.1766%	0.0766%	N/A
Short-Duration Bond Fund	0.3189%	0.3189%	0.1689%	0.1189%	0.3689%
Inflation-Protected and Income Fund	0.2808%	0.2808%	0.1308%	0.0308%	0.3308%
Core Bond Fund	0.2851%	0.2851%	0.1351%	0.0851%	0.3551%
Diversified Bond Fund	0.3660%	0.3760%	0.2160%	0.1660%	0.4160%
High Yield Fund	0.3443%	0.3443%	0.1943%	0.1443%	0.3943%
International Bond Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A*
Balanced Fund	0.3968%	0.3968%	0.2468%	0.0868%	N/A*
Value Fund	0.3158%	0.2758%	0.1658%	0.0658%	0.3758%
Enhanced Index Value Fund	0.3085%	0.3085%	0.1585%	0.0585%	0.3685%
Enhanced Index Core Equity Fund	0.2663%	0.2663%	0.1163%	0.0663%	0.3163%
Main Street Fund	0.3100%	0.3100%	0.1600%	0.1100%	0.3600%
Capital Appreciation Fund	0.3000%	0.3000%	0.1500%	0.1000%	0.3500%
Enhanced Index Growth Fund	0.2144%	0.2144%	0.0644%	0.0144%	N/A*
Discovery Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%
Main Street Small Cap Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%
Small Company Opportunities Fund	0.2971%	0.2971%	0.1971%	0.0971%	N/A*
Global Fund	0.3600%	0.3600%	0.2100%	0.1800%	0.4100%
International Equity Fund	0.3192%	0.3192%	0.1692%	0.1392%	N/A*
Focused International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%
Strategic Emerging Markets Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A*

*	Effective December 4, 2009, Class N shares were no longer available.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of

Notes to Financial Statements (Continued)

the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class A	Class L	Class Y	Class S	Class N
International Bond Fund*	1.2000%	0.9500%	0.8000%	0.7500%	N/A**
Enhanced Index Core Equity Fund*	1.0900%	0.8400%	0.6900%	0.5900%	1.4000%
Main Street Fund*	1.1600%	0.9100%	0.7600%	0.7100%	1.4600%
Capital Appreciation Fund*	1.0900%	0.9700%	0.8200%	0.7100%	1.4600%
Discovery Value Fund*	1.4000%	1.1500%	1.0000%	0.9300%	1.7000%
Main Street Small Cap Fund*	1.1400%	0.8900%	0.7900%	0.6900%	1.4900%
Small Company Opportunities Fund*	1.1400%	0.8900%	0.7900%	0.6900%	N/A**
Global Fund*	1.4300%	1.1400%	1.0300%	0.8900%	1.5200%
Strategic Emerging Markets Fund*	1.6500%	1.4000%	1.2500%	1.1500%	N/A**

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through February 28, 2011.
**	Effective December 4, 2009, Class N shares were no longer available.

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, in an attempt to allow each class of the Fund to avoid a negative yield. There is no guarantee that a class of the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

MassMutual has agreed to voluntarily waive, through February 28, 2011, administration fees for Classes A, L, and N, as follows: 0.07% for the Short-Duration Bond Fund, 0.08% for the Core Bond Fund, and 0.15% for the Diversified Bond Fund. MassMutual has also agreed to voluntarily waive 0.22% of the administration fees for Class A of the Money Market Fund, 0.10% of the administration fees for Classes A and N of the Inflation-Protected and Income Fund, and 0.02% of the administration fees for Classes A, L, Y and S of the Balanced Fund.

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. For the year ended October 31, 2010, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by affiliated parties at October 31, 2010:

Total % Ownership by Related Party
Money Market Fund	77.6%
Short-Duration Bond Fund	94.0%
Inflation-Protected and Income Fund	91.6%
Core Bond Fund	91.2%
Diversified Bond Fund	88.3%
High Yield Fund	82.3%
International Bond Fund	98.2%
Balanced Fund	93.9%
Value Fund	97.4%
Enhanced Index Value Fund	91.1%
Enhanced Index Core Equity Fund	83.7%
Main Street Fund	97.2%
Capital Appreciation Fund	95.9%
Enhanced Index Growth Fund	88.7%
Discovery Value Fund	66.0%
Main Street Small Cap Fund	95.8%
Small Company Opportunities Fund	97.9%
Global Fund	96.1%
International Equity Fund	97.6%
Focused International Fund	86.0%
Strategic Emerging Markets Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended October 31, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$1,015,013,178	$99,327,667	$1,010,054,493	$65,223,975
Inflation-Protected and Income Fund	84,937,110	55,075,874	100,364,693	33,457,223
Core Bond Fund	5,590,600,801	304,596,011	5,530,725,425	188,050,461
Diversified Bond Fund	1,188,656,530	95,562,931	1,236,774,272	105,087,953
High Yield Fund	-	195,970,557	-	225,546,013
International Bond Fund	-	11,745,876	-	12,982,148
Balanced Fund	196,780,803	91,406,532	196,099,508	98,960,392
Value Fund	-	199,830,158	-	241,733,960
Enhanced Index Value Fund	-	295,923,118	-	339,817,659
Enhanced Index Core Equity Fund	-	11,641,205	-	14,036,035
Main Street Fund	-	90,004,214	-	120,397,217
Capital Appreciation Fund	-	371,685,029	-	539,434,924
Enhanced Index Growth Fund	-	184,832,971	-	198,619,910
Discovery Value Fund	-	34,968,479	-	58,121,022
Main Street Small Cap Fund	-	48,448,305	-	72,012,306
Small Company Opportunities Fund	-	119,843,541	-	139,095,233

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Global Fund	$-	$114,617,493	$-	$163,938,091
International Equity Fund	-	215,536,962	-	301,031,762
Focused International Fund	-	58,714,344	-	89,123,530
Strategic Emerging Markets Fund	-	96,593,413	-	49,674,569

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Money Market Fund Class A
Sold	504,732,539	$504,732,539	490,047,339	$490,047,341
Issued as reinvestment of dividends	4,281	4,281	844,295	844,295
Redeemed	(575,853,719)	(575,853,719)	(512,152,644)	(512,152,644)

Net increase (decrease)	(71,116,899)	$(71,116,899)	(21,261,010)	$(21,261,008)

Money Market Fund Class L*
Sold	-	$-	48,289,774	$48,289,774
Issued as reinvestment of dividends	-	-	334,947	334,947
Redeemed	-	-	(116,935,261)	(116,935,261)
Conversion to Class S	-	-	(44,596,414)	(44,468,300)

Net increase (decrease)	-	$-	(112,906,954)	$(112,778,840)

Money Market Fund Class Y
Sold	362,174,360	$362,174,360	302,125,851	$302,125,851
Issued as reinvestment of dividends	4,263	4,263	806,220	806,220
Redeemed	(365,491,309)	(365,491,309)	(337,029,346)	(337,029,346)

Net increase (decrease)	(3,312,686)	$(3,312,686)	(34,097,275)	$(34,097,275)

Money Market Fund Class S*
Sold	265,640,005	$265,640,005	177,990,345	$177,990,344
Conversion from Class L	-	-	44,596,414	44,468,300
Issued as reinvestment of dividends	4,721	4,721	1,249,279	1,249,279
Redeemed	(344,419,733)	(344,419,733)	(247,035,092)	(247,035,092)

Net increase (decrease)	(78,775,007)	$(78,775,007)	(23,199,054)	$(23,327,169)

Short-Duration Bond Fund Class A
Sold	4,803,900	$51,016,003	1,709,965	$16,966,856
Issued as reinvestment of dividends	192,219	1,970,244	323,243	3,009,390
Redeemed	(2,366,500)	(24,865,624)	(2,116,755)	(20,664,741)

Net increase (decrease)	2,629,619	$28,120,623	(83,547)	$(688,495)

Short-Duration Bond Fund Class L
Sold	3,279,572	$34,644,233	3,649,779	$37,025,098
Issued as reinvestment of dividends	357,348	3,666,393	609,661	5,688,137
Redeemed	(2,910,351)	(30,536,202)	(6,087,637)	(59,187,131)

Net increase (decrease)	726,569	$7,774,424	(1,828,197)	$(16,473,896)

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Class Y
Sold	2,350,408	$24,822,329	4,392,531	$44,129,460
Issued as reinvestment of dividends	182,616	1,884,593	190,533	1,785,297
Redeemed	(2,444,978)	(25,764,367)	(2,786,580)	(27,701,160)

Net increase (decrease)	88,046	$942,555	1,796,484	$18,213,597

Short-Duration Bond Fund Class S
Sold	7,863,017	$83,862,569	8,778,055	$86,788,680
Issued as reinvestment of dividends	445,066	4,615,335	785,072	7,395,374
Redeemed	(4,371,593)	(46,710,197)	(11,753,377)	(114,216,886)

Net increase (decrease)	3,936,490	$41,767,707	(2,190,250)	$(20,032,832)

Short-Duration Bond Fund Class N
Sold	310,016	$3,239,633	73,744	$748,838
Issued as reinvestment of dividends	18,474	188,061	16,280	151,074
Redeemed	(1,593)	(16,722)	(24,345)	(231,307)

Net increase (decrease)	326,897	$3,410,972	65,679	$668,605

Inflation-Protected and Income Fund Class A
Sold	870,883	$9,084,219	1,268,322	$12,181,839
Issued as reinvestment of dividends	5,833	59,677	277,507	2,639,093
Redeemed	(1,407,874)	(14,622,928)	(1,386,812)	(13,202,490)

Net increase (decrease)	(531,158)	$(5,479,032)	159,017	$1,618,442

Inflation-Protected and Income Fund Class L
Sold	1,166,415	$12,226,847	887,466	$8,715,353
Issued as reinvestment of dividends	10,363	107,153	283,227	2,721,815
Redeemed	(1,188,539)	(12,529,888)	(1,480,645)	(14,283,701)

Net increase (decrease)	(11,761)	$(195,888)	(309,952)	$(2,846,533)

Inflation-Protected and Income Fund Class Y
Sold	1,521,916	$15,926,376	4,277,537	$42,207,900
Issued as reinvestment of dividends	41,217	426,591	599,426	5,766,482
Redeemed	(2,414,934)	(25,608,629)	(3,008,765)	(28,733,537)

Net increase (decrease)	(851,801)	$(9,255,662)	1,868,198	$19,240,845

Inflation-Protected and Income Fund Class S
Sold	2,839,760	$29,673,529	3,553,675	$34,897,678
Issued as reinvestment of dividends	47,223	489,232	763,313	7,350,706
Redeemed	(3,654,774)	(38,710,387)	(7,079,040)	(68,012,660)

Net increase (decrease)	(767,791)	$(8,547,626)	(2,762,052)	$(25,764,276)

Inflation-Protected and Income Fund Class N
Sold	11,054	$117,696	9,179	$89,203
Issued as reinvestment of dividends	-	-	689	6,616
Redeemed	(2,238)	(23,716)	(3,954)	(38,221)

Net increase (decrease)	8,816	$93,980	5,914	$57,598

Core Bond Fund Class A
Sold	4,166,318	$46,771,537	2,671,038	$27,533,721
Issued as reinvestment of dividends	543,710	5,866,632	1,056,680	10,392,861
Redeemed	(3,127,329)	(35,094,874)	(3,965,968)	(40,352,014)

Net increase (decrease)	1,582,699	$17,543,295	(238,250)	$(2,425,432)

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Core Bond Fund Class L
Sold	4,211,199	$47,309,521	3,678,501	$38,992,024
Issued as reinvestment of dividends	677,940	7,355,654	1,573,150	15,555,961
Redeemed	(5,257,314)	(58,845,974)	(11,117,723)	(112,665,322)

Net increase (decrease)	(368,175)	$(4,180,799)	(5,866,072)	$(58,117,337)

Core Bond Fund Class Y
Sold	3,555,240	$40,099,867	4,453,522	$47,091,545
Issued as reinvestment of dividends	471,642	5,145,610	943,429	9,376,888
Redeemed	(3,339,828)	(37,430,289)	(8,383,773)	(85,893,616)

Net increase (decrease)	687,054	$7,815,188	(2,986,822)	$(29,425,183)

Core Bond Fund Class S
Sold	19,348,773	$218,569,338	9,645,079	$101,011,987
Issued as reinvestment of dividends	2,111,026	23,115,732	4,128,739	41,163,966
Redeemed	(12,502,215)	(141,108,489)	(17,806,314)	(182,123,240)

Net increase (decrease)	8,957,584	$100,576,581	(4,032,496)	$(39,947,287)

Core Bond Fund Class N
Sold	38,428	$440,792	41,100	$423,576
Issued as reinvestment of dividends	2,026	22,243	1,504	15,005
Redeemed	(19,239)	(216,921)	(13,594)	(141,075)

Net increase (decrease)	21,215	$246,114	29,010	$297,506

Diversified Bond Fund Class A
Sold	1,079,075	$11,544,197	1,464,948	$14,574,228
Issued as reinvestment of dividends	220,450	2,270,638	246,164	2,329,063
Redeemed	(1,014,555)	(10,875,887)	(1,341,512)	(13,191,095)

Net increase (decrease)	284,970	$2,938,948	369,600	$3,712,196

Diversified Bond Fund Class L
Sold	2,062,886	$22,046,009	2,442,269	$24,157,945
Issued as reinvestment of dividends	694,912	7,108,947	843,333	7,920,534
Redeemed	(5,751,300)	(61,885,419)	(4,375,069)	(42,693,603)

Net increase (decrease)	(2,993,502)	$(32,730,463)	(1,089,467)	$(10,615,124)

Diversified Bond Fund Class Y
Sold	322,090	$3,457,922	802,663	$8,004,404
Issued as reinvestment of dividends	193,864	1,992,923	192,364	1,816,234
Redeemed	(739,629)	(7,777,935)	(437,707)	(4,251,318)

Net increase (decrease)	(223,675)	$(2,327,090)	557,320	$5,569,320

Diversified Bond Fund Class S
Sold	1,067,176	$11,195,758	2,110,860	$20,673,434
Issued as reinvestment of dividends	429,511	4,402,483	797,595	7,506,976
Redeemed †	(4,427,675)	(47,924,087)	(10,320,000)	(100,128,361)

Net increase (decrease)	(2,930,988)	$(32,325,846)	(7,411,545)	$(71,947,951)

Diversified Bond Fund Class N
Sold	17,975	$187,657	25,560	$252,687
Issued as reinvestment of dividends	8,480	86,409	9,611	90,067
Redeemed	(168,191)	(1,742,992)	(32,080)	(311,134)

Net increase (decrease)	(141,736)	$(1,468,926)	3,091	$31,620

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
High Yield Fund Class A
Sold	749,951	$6,547,140	1,636,000	$12,652,070
Issued as reinvestment of dividends	325,325	2,700,194	407,526	2,693,747
Redeemed	(1,001,941)	(8,722,272)	(909,002)	(7,074,193)

Net increase (decrease)	73,335	$525,062	1,134,524	$8,271,624

High Yield Fund Class L
Sold	179,139	$1,555,433	197,314	$1,506,967
Issued as reinvestment of dividends	41,961	349,535	49,870	330,635
Redeemed	(163,133)	(1,430,629)	(120,711)	(917,222)

Net increase (decrease)	57,967	$474,339	126,473	$920,380

High Yield Fund Class Y
Sold	1,178,267	$10,350,056	2,865,469	$22,091,892
Issued as reinvestment of dividends	453,082	3,796,826	730,444	4,864,754
Redeemed††	(3,254,839)	(28,821,619)	(5,878,205)	(46,350,785)

Net increase (decrease)	(1,623,490)	$(14,674,737)	(2,282,292)	$(19,394,139)

High Yield Fund Class S
Sold	2,213,474	$19,532,323	3,738,170	$28,564,389
Issued as reinvestment of dividends	707,788	5,910,034	842,322	5,593,021
Redeemed	(5,385,796)	(48,046,723)	(1,724,089)	(13,493,580)

Net increase (decrease)	(2,464,534)	$(22,604,366)	2,856,403	$20,663,830

High Yield Fund Class N
Sold	11,964	$104,076	31,335	$242,648
Issued as reinvestment of dividends	6,331	53,181	7,902	52,789
Redeemed	(33,636)	(290,918)	(23,204)	(184,008)

Net increase (decrease)	(15,341)	$(133,661)	16,033	$111,429

International Bond Fund Class A
Sold	84,329	$857,506	50,969	$495,199
Issued as reinvestment of dividends	-	-	1,976	19,052
Redeemed	(45,436)	(445,543)	(14,066)	(138,779)

Net increase (decrease)	38,893	$411,963	38,879	$375,472

International Bond Fund Class L
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	1,269	12,247
Redeemed	(1,503)	(15,721)	-	-

Net increase (decrease)	(1,503)	$(15,721)	1,269	$12,247

International Bond Fund Class Y
Sold	-	$-	-	$-
Issued as reinvestment of dividends	1	8	1,285	12,404
Redeemed	(1,527)	(16,001)	-	-

Net increase (decrease)	(1,526)	$(15,993)	1,285	$12,404

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
International Bond Fund Class S
Sold	545,992	$5,399,714	1,325,474	$12,485,780
Issued as reinvestment of dividends	1,832	18,643	264,509	2,552,508
Redeemed	(883,598)	(9,076,434)	(1,339,638)	(12,866,101)

Net increase (decrease)	(335,774)	$(3,658,077)	250,345	$2,172,187

International Bond Fund Class N**
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	1,211	11,677
Redeemed	(11,221)	(118,239)	-	-

Net increase (decrease)	(11,221)	$(118,239)	1,211	$11,677

Balanced Fund Class A
Sold	701,006	$6,524,281	173,572	$1,381,302
Issued as reinvestment of dividends	15,264	137,683	30,202	228,326
Redeemed	(299,523)	(2,802,452)	(377,706)	(2,824,648)

Net increase (decrease)	416,747	$3,859,512	(173,932)	$(1,215,020)

Balanced Fund Class L
Sold	279,040	$2,519,319	21,914	$173,340
Issued as reinvestment of dividends	5,087	46,340	7,647	58,421
Redeemed	(164,753)	(1,496,787)	(17,274)	(134,977)

Net increase (decrease)	119,374	$1,068,872	12,287	$96,784

Balanced Fund Class Y
Sold	233,948	$2,233,416	70,697	$576,880
Issued as reinvestment of dividends	5,068	47,794	7,145	56,517
Redeemed	(46,905)	(448,235)	(83,114)	(688,240)

Net increase (decrease)	192,111	$1,832,975	(5,272)	$(54,843)

Balanced Fund Class S
Sold	646,146	$6,092,199	998,367	$8,010,551
Issued as reinvestment of dividends	296,853	2,707,304	515,171	3,935,905
Redeemed	(2,060,973)	(19,353,195)	(3,043,805)	(23,493,171)

Net increase (decrease)	(1,117,974)	$(10,553,692)	(1,530,267)	$(11,546,715)

Balanced Fund Class N**
Sold	-	$-	0 +	$2
Issued as reinvestment of dividends	-	-	0 +	2
Redeemed	(13,377)	(121,245)	-	-

Net increase (decrease)	(13,377)	$(121,245)	0 +	$4

Value Fund Class A
Sold	85,060	$1,109,931	191,790	$2,125,191
Issued as reinvestment of dividends	20,229	256,297	23,308	220,262
Redeemed	(368,548)	(4,685,752)	(239,798)	(2,447,563)

Net increase (decrease)	(263,259)	$(3,319,524)	(24,700)	$(102,110)

Value Fund Class L
Sold	176,287	$2,275,917	349,127	$3,668,965
Issued as reinvestment of dividends	42,347	537,389	67,616	639,646
Redeemed	(624,496)	(8,148,970)	(1,314,818)	(12,943,286)

Net increase (decrease)	(405,862)	$(5,335,664)	(898,075)	$(8,634,675)

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Value Fund Class Y
Sold	10,650	$141,738	23,013	$236,455
Issued as reinvestment of dividends	1,664	21,084	3,870	36,571
Redeemed	(80,138)	(1,025,157)	(104,306)	(1,054,161)

Net increase (decrease)	(67,824)	$(862,335)	(77,423)	$(781,135)

Value Fund Class S
Sold	547,969	$7,063,981	845,777	$8,445,424
Issued as reinvestment of dividends	303,670	3,844,468	423,790	4,000,574
Redeemed	(3,654,900)	(47,141,171)	(3,167,392)	(31,425,096)

Net increase (decrease)	(2,803,261)	$(36,232,722)	(1,897,825)	$(18,979,098)

Value Fund Class N
Sold	606	$7,783	817	$8,184
Issued as reinvestment of dividends	91	1,146	81	768
Redeemed	(2,689)	(34,052)	(403)	(4,190)

Net increase (decrease)	(1,992)	$(25,123)	495	$4,762

Enhanced Index Value Fund Class A
Sold	176,178	$1,593,966	465,963	$3,352,557
Issued as reinvestment of dividends	21,249	185,075	46,091	344,302
Redeemed	(514,534)	(4,556,631)	(643,668)	(4,708,650)

Net increase (decrease)	(317,107)	$(2,777,590)	(131,614)	$(1,011,791)

Enhanced Index Value Fund Class L
Sold	1,226,463	$11,028,390	2,375,240	$16,876,382
Issued as reinvestment of dividends	141,826	1,239,561	264,860	1,986,451
Redeemed	(1,997,620)	(17,899,805)	(2,613,503)	(19,986,069)

Net increase (decrease)	(629,331)	$(5,631,854)	26,597	$(1,123,236)

Enhanced Index Value Fund Class Y
Sold	982,410	$8,821,409	1,689,426	$12,188,681
Issued as reinvestment of dividends	144,220	1,263,365	303,526	2,282,517
Redeemed	(2,808,220)	(25,458,458)	(2,399,977)	(18,097,781)

Net increase (decrease)	(1,681,590)	$(15,373,684)	(407,025)	$(3,626,583)

Enhanced Index Value Fund Class S
Sold	2,405,296	$22,022,799	2,954,233	$21,321,946
Issued as reinvestment of dividends	343,551	3,023,250	728,336	5,498,935
Redeemed	(4,944,508)	(45,201,674)	(6,238,741)	(46,028,951)

Net increase (decrease)	(2,195,661)	$(20,155,625)	(2,556,172)	$(19,208,070)

Enhanced Index Value Fund Class N
Sold	1,073	$9,616	4,023	$28,764
Issued as reinvestment of dividends	252	2,211	435	3,278
Redeemed	(8,564)	(82,007)	(2,868)	(20,559)

Net increase (decrease)	(7,239)	$(70,180)	1,590	$11,483

Enhanced Index Core Equity Fund Class A
Sold	96,186	$927,690	224,231	$1,735,946
Issued as reinvestment of dividends	6,943	65,954	14,846	114,312
Redeemed	(197,164)	(1,900,950)	(157,914)	(1,272,022)

Net increase (decrease)	(94,035)	$(907,306)	81,163	$578,236

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Enhanced Index Core Equity Fund Class L
Sold	838	$8,480	15,735	$120,000
Issued as reinvestment of dividends	1,297	12,372	4,292	33,132
Redeemed	(99,096)	(1,000,472)	(65,477)	(490,737)

Net increase (decrease)	(96,961)	$(979,620)	(45,450)	$(337,605)

Enhanced Index Core Equity Fund Class Y
Sold	64,632	$639,045	124,921	$945,050
Issued as reinvestment of dividends	14,274	136,171	33,838	261,569
Redeemed	(127,599)	(1,227,754)	(337,357)	(2,550,091)

Net increase (decrease)	(48,693)	$(452,538)	(178,598)	$(1,343,472)

Enhanced Index Core Equity Fund Class S
Sold	14,052	$137,754	15,531	$120,270
Issued as reinvestment of dividends	760	7,255	1,207	9,344
Redeemed	(17,490)	(176,734)	(7,017)	(55,168)

Net increase (decrease)	(2,678)	$(31,725)	9,721	$74,446

Enhanced Index Core Equity Fund Class N
Sold	4,053	$39,288	6,073	$47,620
Issued as reinvestment of dividends	232	2,204	1,198	9,213
Redeemed	(4,326)	(40,376)	(30,153)	(197,893)

Net increase (decrease)	(41)	$1,116	(22,882)	$(141,060)

Main Street Fund Class A
Sold	121,356	$939,744	159,078	$974,191
Issued as reinvestment of dividends	11,599	88,035	23,114	134,984
Redeemed	(439,296)	(3,373,896)	(511,821)	(3,250,173)

Net increase (decrease)	(306,341)	$(2,346,117)	(329,629)	$(2,140,998)

Main Street Fund Class L
Sold	333,055	$2,618,960	514,517	$3,201,410
Issued as reinvestment of dividends	65,054	497,012	121,901	715,559
Redeemed	(1,130,266)	(8,778,977)	(1,817,142)	(10,736,345)

Net increase (decrease)	(732,157)	$(5,663,005)	(1,180,724)	$(6,819,376)

Main Street Fund Class Y
Sold	242,939	$1,978,463	-	$-
Issued as reinvestment of dividends	0 +	1	0 +	1
Redeemed	(13,752)	(115,788)	-	-

Net increase (decrease)	229,187	$1,862,676	0 +	$1

Main Street Fund Class S
Sold	798,291	$6,249,030	1,616,560	$9,645,402
Issued as reinvestment of dividends	216,070	1,650,773	367,525	2,161,044
Redeemed	(3,575,304)	(28,153,199)	(2,935,564)	(18,549,560)

Net increase (decrease)	(2,560,943)	$(20,253,396)	(951,479)	$(6,743,114)

Main Street Fund Class N
Sold	23,816	$187,814	576	$3,673
Issued as reinvestment of dividends	22	167	273	1,602
Redeemed	(6,947)	(53,737)	(20,262)	(101,777)

Net increase (decrease)	16,891	$134,244	(19,413)	$(96,502)

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Capital Appreciation Fund Class A
Sold	512,399	$4,795,175	2,224,036	$16,376,184
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(7,582,833)	(71,279,595)	(5,049,678)	(37,407,514)

Net increase (decrease)	(7,070,434)	$(66,484,420)	(2,825,642)	$(21,031,330)

Capital Appreciation Fund Class L
Sold	1,478,449	$14,135,232	3,228,176	$22,264,802
Issued as reinvestment of dividends	425	4,042	-	-
Redeemed	(3,633,400)	(35,916,254)	(4,049,285)	(29,699,864)

Net increase (decrease)	(2,154,526)	$(21,776,980)	(821,109)	$(7,435,062)

Capital Appreciation Fund Class Y
Sold	104,707	$997,500	946,430	$6,513,630
Issued as reinvestment of dividends	2,171	20,710	-	-
Redeemed	(901,522)	(8,845,941)	(2,131,590)	(15,641,585)

Net increase (decrease)	(794,644)	$(7,827,731)	(1,185,160)	$(9,127,955)

Capital Appreciation Fund Class S
Sold	1,683,798	$16,120,276	4,927,738	$36,431,973
Issued as reinvestment of dividends	129,940	1,243,528	67,549	451,904
Redeemed	(9,878,432)	(94,996,168)	(8,202,227)	(62,145,473)

Net increase (decrease)	(8,064,694)	$(77,632,364)	(3,206,940)	$(25,261,596)

Capital Appreciation Fund Class N
Sold	26,276	$246,430	26,989	$198,251
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(120,848)	(1,101,845)	(15,891)	(121,416)

Net increase (decrease)	(94,572)	$(855,415)	11,098	$76,835

Enhanced Index Growth Fund Class A
Sold	172,801	$1,403,305	386,800	$2,404,314
Issued as reinvestment of dividends	3,662	29,293	3,308	19,714
Redeemed	(191,831)	(1,572,864)	(316,878)	(2,007,064)

Net increase (decrease)	(15,368)	$(140,266)	73,230	$416,964

Enhanced Index Growth Fund Class L
Sold	1,304,714	$10,709,630	2,572,467	$15,912,379
Issued as reinvestment of dividends	78,844	632,328	85,277	509,958
Redeemed	(2,044,277)	(16,846,578)	(2,628,797)	(17,458,721)

Net increase (decrease)	(660,719)	$(5,504,620)	28,947	$(1,036,384)

Enhanced Index Growth Fund Class Y
Sold	1,014,528	$8,467,231	1,279,937	$8,090,901
Issued as reinvestment of dividends	67,192	540,221	76,281	456,924
Redeemed	(2,414,544)	(20,038,117)	(1,202,983)	(7,552,739)

Net increase (decrease)	(1,332,824)	$(11,030,665)	153,235	$995,086

Enhanced Index Growth Fund Class S
Sold	2,310,203	$19,136,757	2,867,778	$17,578,998
Issued as reinvestment of dividends	90,931	729,267	133,268	796,944
Redeemed	(2,062,079)	(17,061,589)	(5,111,448)	(32,622,975)

Net increase (decrease)	339,055	$2,804,435	(2,110,402)	$(14,247,033)

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Enhanced Index Growth Fund Class N**
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(13,085)	(104,125)	-	-

Net increase (decrease)	(13,085)	$(104,125)	-	$-

Discovery Value Fund Class A
Sold	294,512	$2,569,754	723,151	$4,813,414
Issued as reinvestment of dividends	-	-	180	1,017
Redeemed	(697,394)	(6,023,691)	(679,901)	(4,397,714)

Net increase (decrease)	(402,882)	$(3,453,937)	43,430	$416,717

Discovery Value Fund Class L
Sold	84,177	$728,575	213,309	$1,368,672
Issued as reinvestment of dividends	299	2,501	2,347	13,263
Redeemed	(256,349)	(2,286,472)	(244,298)	(1,478,274)

Net increase (decrease)	(171,873)	$(1,555,396)	(28,642)	$(96,339)

Discovery Value Fund Class Y
Sold	119,840	$1,060,616	328,679	$2,154,622
Issued as reinvestment of dividends	927	7,776	4,560	25,811
Redeemed	(471,866)	(4,139,189)	(560,323)	(3,269,148)

Net increase (decrease)	(351,099)	$(3,070,797)	(227,084)	$(1,088,715)

Discovery Value Fund Class S
Sold	456,532	$4,004,565	1,855,179	$11,880,378
Issued as reinvestment of dividends	8,313	69,666	15,628	88,452
Redeemed	(2,022,740)	(17,232,800)	(825,980)	(5,509,895)

Net increase (decrease)	(1,557,895)	$(13,158,569)	1,044,827	$6,458,935

Discovery Value Fund Class N
Sold	21,177	$174,627	44,331	$296,477
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(70,201)	(561,461)	(38,773)	(223,782)

Net increase (decrease)	(49,024)	$(386,834)	5,558	$72,695

Main Street Small Cap Fund Class A
Sold	333,895	$3,069,515	544,116	$3,567,985
Issued as reinvestment of dividends	2,962	25,028	1,175	7,110
Redeemed	(316,666)	(2,861,474)	(352,904)	(2,433,397)

Net increase (decrease)	20,191	$233,069	192,387	$1,141,698

Main Street Small Cap Fund Class L
Sold	698,767	$6,209,434	1,343,093	$8,418,511
Issued as reinvestment of dividends	19,824	168,309	20,397	123,810
Redeemed	(1,525,279)	(13,325,307)	(2,520,408)	(16,492,382)

Net increase (decrease)	(806,688)	$(6,947,564)	(1,156,918)	$(7,950,061)

Main Street Small Cap Fund Class Y
Sold	92,745	$833,114	44,486	$334,914
Issued as reinvestment of dividends	159	1,349	-	-
Redeemed	(6,946)	(62,322)	(23,901)	(179,570)

Net increase (decrease)	85,958	$772,141	20,585	$155,344

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Main Street Small Cap Fund Class S
Sold	452,476	$4,107,508	1,804,330	$11,149,381
Issued as reinvestment of dividends	38,355	325,636	46,136	280,046
Redeemed	(2,477,100)	(21,990,219)	(3,670,624)	(25,044,823)

Net increase (decrease)	(1,986,269)	$(17,557,075)	(1,820,158)	$(13,615,396)

Main Street Small Cap Fund Class N
Sold	7,690	$69,146	9,454	$62,963
Issued as reinvestment of dividends	28	242	-	-
Redeemed	(2,535)	(22,969)	(846)	(6,641)

Net increase (decrease)	5,183	$46,419	8,608	$56,322

Small Company Opportunities Fund Class A
Sold	1,099,021	$9,298,296	1,290,260	$7,900,540
Issued as reinvestment of dividends	17,992	139,978	-	-
Redeemed	(2,272,611)	(18,468,056)	(3,478,161)	(20,582,799)

Net increase (decrease)	(1,155,598)	$(9,029,782)	(2,187,901)	$(12,682,259)

Small Company Opportunities Fund Class L
Sold	206,957	$1,783,932	200,964	$1,272,481
Issued as reinvestment of dividends	2,834	22,305	2,639	14,832
Redeemed	(260,679)	(2,207,055)	(292,139)	(1,578,001)

Net increase (decrease)	(50,888)	$(400,818)	(88,536)	$(290,688)

Small Company Opportunities Fund Class Y
Sold	180,660	$1,503,024	61,212	$399,360
Issued as reinvestment of dividends	585	4,635	69	390
Redeemed	(121,061)	(1,053,211)	(30,735)	(169,099)

Net increase (decrease)	60,184	$454,448	30,546	$230,651

Small Company Opportunities Fund Class S
Sold	1,194,611	$10,381,328	1,623,785	$9,596,222
Issued as reinvestment of dividends	91,022	720,893	94,568	534,310
Redeemed	(2,474,561)	(20,376,260)	(2,306,500)	(13,637,232)

Net increase (decrease)	(1,188,928)	$(9,274,039)	(588,147)	$(3,506,700)

Small Company Opportunities Fund Class N**
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(8,360)	(61,763)	-	-

Net increase (decrease)	(8,360)	$(61,763)	-	$-

Global Fund Class A
Sold	830,635	$8,026,441	979,726	$7,409,829
Issued as reinvestment of dividends	29,616	278,691	198,703	1,282,569
Redeemed	(654,316)	(6,289,533)	(1,040,181)	(7,596,620)

Net increase (decrease)	205,935	$2,015,599	138,248	$1,095,778

Global Fund Class L
Sold	599,363	$5,899,740	1,148,058	$8,833,122
Issued as reinvestment of dividends	154,221	1,462,011	1,066,414	6,978,713
Redeemed	(4,502,930)	(43,264,655)	(4,263,741)	(30,766,827)

Net increase (decrease)	(3,749,346)	$(35,902,904)	(2,049,269)	$(14,954,992)

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Global Fund Class Y
Sold	378,172	$3,672,976	217,791	$1,697,974
Issued as reinvestment of dividends	4,625	43,661	29,903	195,403
Redeemed	(102,172)	(979,092)	(378,812)	(2,534,450)

Net increase (decrease)	280,625	$2,737,545	(131,118)	$(641,073)

Global Fund Class S
Sold	1,379,464	$13,784,045	2,406,017	$17,190,725
Issued as reinvestment of dividends	264,637	2,511,404	1,500,226	9,871,087
Redeemed	(3,347,810)	(32,298,727)	(5,836,559)	(43,516,385)

Net increase (decrease)	(1,703,709)	$(16,003,278)	(1,930,316)	$(16,454,573)

Global Fund Class N
Sold	20,634	$202,373	20,148	$149,145
Issued as reinvestment of dividends	524	4,961	3,727	24,171
Redeemed	(38,571)	(359,784)	(9,758)	(67,883)

Net increase (decrease)	(17,413)	$(152,450)	14,117	$105,433

International Equity Fund Class A
Sold	646,423	$8,072,739	662,759	$6,548,408
Issued as reinvestment of dividends	27,267	332,794	376,631	3,077,793
Redeemed	(956,680)	(11,762,185)	(1,021,791)	(9,674,272)

Net increase (decrease)	(282,990)	$(3,356,652)	17,599	$(48,071)

International Equity Fund Class L
Sold	767,017	$9,660,832	1,412,064	$13,547,534
Issued as reinvestment of dividends	36,193	446,916	490,493	4,062,866
Redeemed	(1,762,732)	(22,245,202)	(2,430,871)	(24,813,252)

Net increase (decrease)	(959,522)	$(12,137,454)	(528,314)	$(7,202,852)

International Equity Fund Class Y
Sold	378,722	$4,780,217	875,124	$9,103,315
Issued as reinvestment of dividends	24,265	301,593	200,683	1,680,011
Redeemed	(1,746,055)	(23,613,793)	(662,166)	(7,190,638)

Net increase (decrease)	(1,343,068)	$(18,531,983)	413,641	$3,592,688

International Equity Fund Class S
Sold	2,615,312	$33,764,294	3,998,358	$40,198,212
Issued as reinvestment of dividends	478,509	5,956,646	4,390,515	36,792,803
Redeemed	(7,003,324)	(88,769,443)	(7,997,197)	(76,558,427)

Net increase (decrease)	(3,909,503)	$(49,048,503)	391,676	$432,588

International Equity Fund Class N**
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	16	129
Redeemed	(16,162)	(200,162)	-	-

Net increase (decrease)	(16,162)	$(200,162)	16	$129

Focused International Fund Class A
Sold	352,939	$3,825,675	759,609	$6,872,360
Issued as reinvestment of dividends	112,828	1,210,640	21,524	186,185
Redeemed	(689,167)	(7,357,901)	(788,437)	(6,971,732)

Net increase (decrease)	(223,400)	$(2,321,586)	(7,304)	$86,813

Notes to Financial Statements (Continued)

	Year ended October 31, 2010		Year ended October 31, 2009

	Shares	Amount	Shares	Amount
Focused International Fund Class L
Sold	367,432	$3,933,832	1,315,887	$11,000,871
Issued as reinvestment of dividends	63,333	682,096	8,030	69,703
Redeemed	(487,748)	(5,333,233)	(515,307)	(4,505,496)

Net increase (decrease)	(56,983)	$(717,305)	808,610	$6,565,078

Focused International Fund Class Y
Sold	79,689	$856,739	153,149	$1,346,473
Issued as reinvestment of dividends	25,850	278,403	8,835	76,601
Redeemed	(103,096)	(1,117,093)	(118,148)	(1,093,380)

Net increase (decrease)	2,443	$18,049	43,836	$329,694

Focused International Fund Class S
Sold	301,408	$3,269,295	2,668,551	$22,336,090
Issued as reinvestment of dividends	156,242	1,685,855	33,628	291,890
Redeemed	(2,702,016)	(28,824,270)	(1,230,332)	(11,164,414)

Net increase (decrease)	(2,244,366)	$(23,869,120)	1,471,847	$11,463,566

Focused International Fund Class N
Sold	16,000	$169,514	17,025	$149,716
Issued as reinvestment of dividends	2,404	25,652	254	2,188
Redeemed	(21,676)	(237,981)	(4,722)	(41,195)

Net increase (decrease)	(3,272)	$(42,815)	12,557	$110,709

Strategic Emerging Markets Fund Class A***
Sold	24,538	$365,932	18,716	$183,692
Issued as reinvestment of dividends	2,600	39,207	-	-
Redeemed	(4,580)	(70,926)	(4,199)	(39,586)

Net increase (decrease)	22,558	$334,213	14,517	$144,106

Strategic Emerging Markets Fund Class L***
Sold	1,433,380	$23,240,693	1,971,397	$20,511,657
Issued as reinvestment of dividends	299,494	4,522,359	-	-
Redeemed	(178,183)	(2,838,543)	(314,823)	(4,236,228)

Net increase (decrease)	1,554,691	$24,924,509	1,656,574	$16,275,429

Strategic Emerging Markets Fund Class Y***
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	1,593	24,090	0 +	1
Redeemed	-	-	-	-

Net increase (decrease)	1,593	$24,090	10,010	$100,101

Strategic Emerging Markets Fund Class S***
Sold	3,309,875	$52,647,305	4,326,465	$42,814,639
Issued as reinvestment of dividends	553,628	8,370,853	426	4,336
Redeemed	(1,534,335)	(25,666,560)	(609,408)	(8,881,221)

Net increase (decrease)	2,329,168	$35,351,598	3,717,483	$33,937,754

Strategic Emerging Markets Fund Class N**,***
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,010)	(179,690)	-	-

Net increase (decrease)	(10,010)	$(179,690)	10,010	$100,100

*	Class L shares of the Money Market Fund were converted into Class S shares prior to the opening of business on July 27, 2009.
**	Class N shares are not currently available, effective December 4, 2009.

Notes to Financial Statements (Continued)

***	Fund commenced operations on November 3, 2008.
+	Amount rounds to less than 0.5 share.
†	Amounts include redemptions in-kind of 3,064,766 shares totaling $29,789,529 for the year ended October 31, 2009.
††	Amounts include redemptions in-kind of 4,050,637 shares totaling $32,121,552 for the year ended October 31, 2009.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended October 31, 2010, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended October 31, 2010, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At October 31, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$550,609,166	$16,397,870	$(4,715,283)	$11,682,587
Inflation-Protected and Income Fund	474,526,330	24,084,162	(318,282)	23,765,880
Core Bond Fund	1,760,823,490	51,388,020	(18,910,886)	32,477,134
Diversified Bond Fund	309,411,816	10,799,660	(5,401,625)	5,398,035
High Yield Fund	152,901,702	7,982,941	(2,000,057)	5,982,884
International Bond Fund	25,300,992	2,191,071	(290,205)	1,900,866
Balanced Fund	139,981,874	7,747,051	(2,277,409)	5,469,642
Value Fund	180,211,488	20,461,967	(3,356,777)	17,105,190
Enhanced Index Value Fund	278,576,793	62,047	(5,021,637)	(4,959,590)
Enhanced Index Core Equity Fund	15,178,257	1,057,129	(334,785)	722,344
Main Street Fund	156,803,819	29,541,584	(2,963,059)	26,578,525
Capital Appreciation Fund	539,487,012	99,446,094	(6,228,580)	93,217,514
Enhanced Index Growth Fund	170,610,189	24,200,953	(2,044,307)	22,156,646
Discovery Value Fund	33,890,332	4,477,055	(517,105)	3,959,950
Main Street Small Cap Fund	62,947,265	13,033,496	(1,664,530)	11,368,966
Small Company Opportunities Fund	173,466,602	37,122,247	(5,031,378)	32,090,869
Global Fund	357,428,661	64,871,779	(21,798,115)	43,073,664
International Equity Fund	579,962,321	173,418,914	(53,438,527)	119,980,387
Focused International Fund	73,775,794	13,787,751	(1,505,626)	12,282,125
Strategic Emerging Markets Fund	126,238,488	40,330,333	(1,662,753)	38,667,580

Note: The aggregate cost for investments for the Money Market Fund at October 31, 2010, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Notes to Financial Statements (Continued)

At October 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018
Money Market Fund	$-	$847,565	$-	$-
Inflation-Protected and Income Fund	3,548,034	1,672,741	3,672,355	-
High Yield Fund	-	11,789,306	7,619,761	-
Balanced Fund	-	1,219,416	19,052,277	-
Value Fund	-	36,461,106	71,537,201	-
Enhanced Index Value Fund	-	58,322,651	87,157,308	-
Enhanced Index Core Equity Fund	-	5,574,954	4,508,684	-
Main Street Fund	-	15,979,110	61,459,609	-
Capital Appreciation Fund	-	5,666,178	136,540,040	-
Enhanced Index Growth Fund	-	-	48,003,979	-
Discovery Value Fund	-	4,731,290	14,135,182	-
Main Street Small Cap Fund	-	4,884,379	29,111,110	-
Small Company Opportunities Fund	-	15,177,371	58,291,624	-
Global Fund	-	-	19,673,776	949,075
International Equity Fund	-	-	12,264,711	-
Focused International Fund	-	11,508,139	15,014,828	-

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended October 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$13,265	$-	$-
Short-Duration Bond Fund	12,324,711	-	-
Inflation-Protected and Income Fund	1,082,653	-	-
Core Bond Fund	41,539,349	-	-
Diversified Bond Fund	15,861,491	-	-
High Yield Fund	12,855,752	-	-
International Bond Fund	18,651	-	-
Balanced Fund	2,939,691	-	-
Value Fund	4,661,241	-	-
Enhanced Index Value Fund	5,714,558	-	-
Enhanced Index Core Equity Fund	226,310	-	-
Main Street Fund	2,237,278	-	-
Capital Appreciation Fund	1,268,280	-	-
Enhanced Index Growth Fund	1,931,109	-	-
Discovery Value Fund	79,943	-	-
Main Street Small Cap Fund	520,565	-	-
Small Company Opportunities Fund	887,811	-	-
Global Fund	4,300,728	-	-
International Equity Fund	7,037,950	-	-
Focused International Fund	3,882,650	-	-
Strategic Emerging Markets Fund	12,865,160	91,349	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended October 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$3,234,861	$-	$-
Short-Duration Bond Fund	18,029,404	-	-
Inflation-Protected and Income Fund	18,491,754	-	-
Core Bond Fund	76,562,384	-	-
Diversified Bond Fund	19,662,976	-	-
High Yield Fund	13,684,019	-	-
International Bond Fund	2,500,870	-	107,018
Balanced Fund	4,282,766	-	-
Value Fund	4,898,451	-	-
Enhanced Index Value Fund	10,117,248	-	-
Enhanced Index Core Equity Fund	432,175	-	-
Main Street Fund	3,015,010	-	-
Capital Appreciation Fund	451,904	-	-
Enhanced Index Growth Fund	1,783,759	-	-
Discovery Value Fund	128,543	-	-
Main Street Small Cap Fund	410,966	-	-
Small Company Opportunities Fund	549,532	-	-
Global Fund	4,482,542	13,872,980	-
International Equity Fund	1,698,590	43,927,863	-
Focused International Fund	626,887	-	-
Strategic Emerging Markets Fund	4,337	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended October 31, 2010 :

Amount
Global Fund	$739,915
International Equity Fund	1,063,166
Focused International Fund	173,568
Strategic Emerging Markets Fund	270,182

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At October 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, swap agreements, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$8,615	$(847,565)	$(40,044)	$-
Short-Duration Bond Fund	8,006,025	2,079,300	7,821	11,035,913
Inflation-Protected and Income Fund	6,495,207	(8,893,130)	(9,093)	23,765,879
Core Bond Fund	59,451,083	10,099,358	14,595	31,260,769

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Diversified Bond Fund	$7,141,118	$1,939,644	$8,633	$4,925,844
High Yield Fund	11,667,780	(19,409,067)	(5,146)	5,982,883
International Bond Fund	1,232,309	-	(873)	1,942,342
Balanced Fund	1,771,266	(20,271,693)	(9,510)	5,428,034
Value Fund	2,063,421	(107,998,307)	(36,716)	17,105,190
Enhanced Index Value Fund	3,811,849	(145,479,959)	(10,181)	(4,959,591)
Enhanced Index Core Equity Fund	158,502	(10,083,638)	(670)	722,344
Main Street Fund	1,112,021	(77,438,719)	(6,426)	26,578,525
Capital Appreciation Fund	1,100,362	(142,206,218)	(24,223)	93,263,409
Enhanced Index Growth Fund	1,412,677	(48,003,979)	(6,179)	22,156,646
Discovery Value Fund	19,746	(18,866,472)	(1,541)	3,959,949
Main Street Small Cap Fund	273,954	(33,995,489)	(2,888)	11,368,973
Small Company Opportunities Fund	564,280	(73,468,995)	(20,048)	32,090,891
Global Fund	5,261,563	(20,622,851)	(14,800)	43,114,956
International Equity Fund	6,735,070	(12,264,711)	(44,629)	120,055,193
Focused International Fund	1,285,687	(26,522,967)	(2,899)	12,299,169
Strategic Emerging Markets Fund	3,159,338	12,805,358	(2,055)	38,414,697

During the year ended October 31, 2010, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Money Market Fund	$10,767	$-	$(10,767)
Short-Duration Bond Fund	1,914	997,302	(999,216)
Inflation-Protected and Income Fund	(25,049)	1,113,154	(1,088,105)
Core Bond Fund	43,186	123,249	(166,435)
Diversified Bond Fund	318	344,583	(344,901)
High Yield Fund	150	(50,128)	49,978
International Bond Fund	(6,197)	(639,704)	645,901
Balanced Fund	178	40,279	(40,457)
Value Fund	362	(361,700)	361,338
Enhanced Index Value Fund	30,551	10,487	(41,038)
Enhanced Index Core Equity Fund	32	(3,242)	3,210
Main Street Fund	(881)	18,577	(17,696)
Capital Appreciation Fund	746	130,051	(130,797)
Enhanced Index Growth Fund	153	25,461	(25,614)
Discovery Value Fund	25	(39,948)	39,923
Main Street Small Cap Fund	53	(9,600)	9,547
Small Company Opportunities Fund	449	67,594	(68,043)
Global Fund	510	6,163	(6,673)
International Equity Fund	841	(574,199)	573,358
Focused International Fund	42	(711,926)	711,884
Strategic Emerging Markets Fund	21	150,330	(150,351)

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at October 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended October 31, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended October 31, 2010, was as follows:

	Number of Shares Held as of 10/31/09	Purchases	Sales	Number of Shares Held as of 10/31/10	Value as of 10/31/10	Dividend Income	Net Realized Gain (Loss)
Main Street Small Cap Fund
Oppenheimer Holdings, Inc. Class A	200	1,900	1,860	240	$6,108	$321	$251

Small Company Opportunities Fund
Oppenheimer Holdings, Inc. Class A	600	4,120	4,050	670	$17,052	$763	$(409)

Global Fund
Oppenheimer Institutional Money Market Fund Class E	3,814,131	58,209,886	54,969,262	7,054,755	$7,054,755	$7,746	$-

International Equity Fund
Art Advanced Research Technologies, Inc.*	2,757,900	-	2,757,900	-	$-	$-	$(447,711)
Art Advanced Research Technologies, Inc.*	3,163,727	-	3,163,727	-	-	-	(3,706,189)
Ortivus AB Class A*	114,300	-	-	114,300	153,433	-	-
Ortivus AB Class B*	859,965	-	-	859,965	513,054	-	-
Art Advanced Research Technologies, Inc., Series 1*	2,653,076	-	2,653,076	-	-	-	(2,468,179)
Art Advanced Research Technologies, Inc., Series 2*	836,671	-	836,671	-	-	-	(837,737)
Oppenheimer Institutional Money Market Fund Class E	26,895,734	102,849,409	118,967,578	10,777,565	10,777,565	19,163	100

					$11,444,052	$19,163	$(7,459,716)

*	Issuer is considered to be an affiliate of the Fund by virtue of the Fund owning 5% or more of its outstanding voting securities.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosures.

10.	Subsequent Events

Management has evaluated the events and transactions subsequent to October 31, 2010 through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Notes to Financial Statements (Continued)

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amounts sought to be recovered from the Balanced Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Small Company Opportunities Fund, and Main Street Small Cap Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, $23,800, $414,800, and $122,400 respectively. The Funds cannot predict the outcome of this proceeding, and thus have not accrued any of the amounts sought by the Official Committee in this matter in the accompanying financial statements. If the proceeding were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Funds’ net asset values.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund:

We have audited the statements of assets and liabilities, including the portfolios of investments, of MassMutual Premier Funds (the “Trust”), comprised of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund (the “Funds”) as of October 31, 2010, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Trust as of October 31, 2010, the results of their operations for the year then ended, the cash flows of the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 29, 2010

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of October 31, 2010; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 52	Chairman Trustee	Since 2006 Since 2003	Consultant (since 2010); Senior Associate Dean for External Relations (2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2010), Professor of Management Practice (2005-2009), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	32	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 56	Trustee	Since 2004	Retired.	32	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 59	Trustee	Since 2004	Senior Vice President, Genzyme Business Excellence Initiative (since 2009), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President Genentics (1997-2001), Genzyme Corporation.	32	Director (2002-2007), Playtex Products, Inc.; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Corine T. Norgaard Age: 73	Trustee	Since 2004	President and owner (since 2009), Retirement Options, LLC; President (2004-2005), Thompson Enterprises (real estate investment).	34***	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Director (1997-2005), Frontier Trust Company (formerly Advest Trust Company); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick C. Castellani^ Age: 63	Vice Chairman and Trustee President Vice President	Since 2006 (2006-2008) (2004-2006)	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	32	Trustee and Vice Chairman (since 2006), Vice President (2006-2008), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John E. Deitelbaum Age: 42	Vice President Clerk and Chief Legal Officer	Since 2006 (2006- 2008)	Senior Vice President and Deputy General Counsel (since 2010), Assistant Secretary (since 2008), Corporate Vice President and Associate General Counsel (2007-2010), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (2006-2010), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (2006-2010), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	95

Michael C. Eldredge Age: 46	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	95

Andrew M. Goldberg Age: 44	Vice President, Clerk and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	95

Nicholas H. Palmerino Age: 45	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	95

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 46	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	95

Eric H. Wietsma Age: 44	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010),Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	95

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for three full years, beginning upon the date of his retirement from MassMutual and ending on the three-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^	Mr. Castellani is an “Interested Person,” as that term is defined in the 1940 Act, through his former employment with MassMutual.

^^	The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended October 31, 2010, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Balanced Fund	54.93%
Value Fund	100.00%
Enhanced Index Value Fund	100.00%
Enhanced Index Core Equity Fund	100.00%
Main Street Fund	66.09%
Capital Appreciation Fund	100.00%
Enhanced Index Growth Fund	100.00%
Discovery Value Fund	100.00%
Main Street Small Cap Fund	100.00%
Small Company Opportunities Fund	73.71%
Global Fund	35.91%

For the year ended October 31, 2010, the following Fund(s) earned the following foreign income:

Foreign Income
Global Fund	$6,833,340
International Equity Fund	15,309,092
Focused International Fund	2,292,874
Strategic Emerging Markets Fund	2,245,765

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2010:

Qualified Dividend Income
Balanced Fund	$1,473,983
Value Fund	3,410,269
Enhanced Index Value Fund	6,275,959
Enhanced Index Core Equity Fund	323,310
Main Street Fund	2,874,781
Capital Appreciation Fund	6,894,155
Enhanced Index Growth Fund	3,022,945
Discovery Value Fund	424,105
Main Street Small Cap Fund	917,472
Small Company Opportunities Fund	2,174,543
Global Fund	8,372,875
International Equity Fund	14,902,055
Focused International Fund	1,928,515
Strategic Emerging Markets Fund	1,779,841

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2010, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, International Bond Fund, Balanced Fund, Value Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Main Street Fund, Capital Appreciation Fund, Enhanced Index Growth Fund, Discovery Value Fund, Main Street Small Cap Fund, Small Company Opportunities Fund, Global Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund. In preparation for the meeting, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Trustees received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Trustees in their evaluation of the Contracts. The Trustees also considered information presented to them throughout the year regarding MassMutual and each of the subadvisers.

The Trustees considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Trustees then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Trustees’ review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Trustees also noted that they had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibilities for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. Throughout the discussion, MassMutual responded to Trustee questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Trustees reviewed the expense and performance information for each Fund. (References to any one-year or three-year period below are to periods ended December 31, 2009.)

The Trustees noted as a preliminary matter that the expenses of all of the Funds, except one, were in the first quartile of their peer groups (favorable); the expenses of the remaining Fund, International Bond Fund, were in the second quartile. They noted that expenses of two of the Funds, Small Company Opportunities Fund and Main Street Small Cap Fund, were the lowest among their peers.

The Trustees noted that, in the case of a number of Funds, performance information showed the Funds to have had first or second quartile investment performance in their peer categories for the most recent one- and (if applicable) three-year periods. These Funds included the Short-Duration Bond Fund, Value Fund, International Equity Fund, and Strategic Emerging Markets Fund. The Trustees reviewed this information with MassMutual, and determined that further inquiry was not required at this time.

The Trustees noted that the performance information for a number of Funds showed that the Funds had experienced performance below the second quartile of their peer categories for the three-year period, but that performance had improved to the first or second quartile in the most recent one-year period. These included the Main Street Fund, Capital Appreciation Fund, Discovery Value Fund, Small Company Opportunities Fund, Main Street Small Cap Fund, and Global Fund. They discussed with MassMutual factors that had led to the improvement. They noted that three of the Funds had experienced portfolio management changes in 2009: the Main Street Fund, Small Company Opportunities Fund, and Main Street Small Cap Fund. They also noted that a number of the Funds had experienced very strong performance rebounds in 2009 after the market turmoil of 2008.

The Trustees observed that a number of Funds had achieved returns at approximately the median of their peer categories for the one- and three-year periods. As to the Diversified Bond Fund, MassMutual noted that, especially in light of the relatively low risk profile of this Fund compared to many of its peers, this performance should be seen as quite favorable during the past three years of market turmoil. Similarly, MassMutual noted that the Money Market Fund had achieved performance at or slightly below the median of its performance category, notwithstanding lower risk compared to many of its peer funds.

The Trustees considered a number of Funds that had experienced relatively favorable longer-term performance, but less favorable one-year performance. They noted that the Core Bond Fund had achieved three-year performance at the 36th percentile of its performance category, but one-year performance at the 55th percentile. MassMutual reported that the Fund’s higher-quality bias, which contributed to its outperformance during the recent market crisis, had affected performance negatively in the most recent year as lower-quality asset prices recovered. The Trustees noted that the International Bond Fund had experienced fourth-quartile performance in its performance category for the one-year period, and had not yet been in operation for three years. MassMutual reported that the Fund had outperformed its benchmark index by a substantial margin for the one-year period. MassMutual noted that the Fund’s comparative performance category is highly diverse, including many funds that invest in lower-rated foreign credits, and not just in the high-quality sovereign debt in which the Fund invests. MassMutual explained that the rally in lower-quality credits in 2009 caused the Fund to underperform many of its peers by a substantial margin, but that it was comfortable overall with the Fund’s management, risk profile, and investment approach.

The Trustees noted that the Balanced Fund had achieved second-quartile performance in its performance category for the three-year period, but third-quartile performance for the one-year period. MassMutual explained that the Fund had performed quite well during the recent market crisis, but had underperformed during the more recent market recovery. MassMutual noted in particular that, for recent periods, the Fund’s equity portfolio managers’ quantitative model had underperformed during the rapidly changing equity markets, failing among other things to anticipate the rally in financial and lower-quality stocks. The Trustees noted similarly that the Focused International Fund had achieved second-quartile performance in its performance category for the three-year period, but fourth-quartile performance for the one-year period. MassMutual explained that the Fund had achieved quite favorable performance during the period of the recent market crisis, but that it had underperformed during the market recovery, principally due to its relatively low exposure to the banking sector.

The Trustees then discussed with MassMutual the Inflation-Protected and Income Fund, which had experienced performance that was below the median of its performance category for the one- and three-year periods. MassMutual noted that the Fund’s use of reverse repurchase agreements had become fully operational in the third quarter of 2009, and had been effective since that time to improve substantially the Fund’s relative performance. MassMutual also noted that the performance category for the Fund is

Other Information (Unaudited) (Continued)

densely populated, and that small differences in return can result in very substantial changes in relative rankings. MassMutual said that it is confident in the Fund’s revised strategy.

The Trustees noted that the High Yield Fund had achieved fourth-quartile performance in its performance category for the one- and three-year periods. MassMutual noted that the greatest contributor to the Fund’s underperformance was the Fund’s underexposure to financial and cyclical securities during the rally of 2009, noting that the Fund had achieved top quartile performance in 2008 and better than median performance in 2005 and 2006. MassMutual stated that it remained confident in the subadviser and the portfolio management team, notwithstanding its 2009 results.

The Trustees then discussed the Enhanced Index Value Fund, Enhanced Index Core Equity Fund, and Enhanced Index Growth Fund. They noted that the performance of each of these Funds was below median in its performance category for the one- and three-year periods, except for the Enhanced Index Growth Fund, which was slightly above the median (49th percentile) for the one-year period. MassMutual reported that, for recent periods, the portfolio managers’ quantitative model had underperformed during the rapidly changing equity markets, failing among other things to anticipate the rally in financial and lower-quality stocks. MassMutual explained generally the importance of these Funds to the asset-allocation funds that use them as investment media, and that it was currently considering steps that might be taken to improve performance or to adjust the Funds’ investment strategies appropriately. MassMutual undertook to report back to the Trustees on the results of this analysis.

In conjunction with their review of the Third-Party Report, the Trustees also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Funds and each individual Fund, which included a sensitivity analysis of the expected level of profitability assuming increased Fund assets at specified levels. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of each subadviser appear well suited to each Fund, given its investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interest of each Fund’s shareholders.

At their meeting in May 2010, the Trustees, including the Independent Trustees, also approved new sub-subadvisory agreements between Babson Capital and Cornerstone Real Estate Advisers LLC (“Cornerstone”) in respect of the Balanced Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund (“New Sub-Subadvisory Agreements”) that were necessitated due to an internal reorganization that was taking place between Babson Capital and Cornerstone. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Sub-Subadvisory Agreements, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Babson Capital and Cornerstone and their respective personnel with responsibilities for

Other Information (Unaudited) (Continued)

providing services to the Funds; (ii) the terms of the New Sub-Subadvisory Agreements; (iii) the scope and quality of services that Babson Capital and Cornerstone will provide under each New Sub-Subadvisory Agreement; and (iv) the fees payable to Babson Capital by MassMutual and the effect of such fees on the profitability to MassMutual.

Prior to the vote being taken to approve the New Sub-Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Sub-Subadvisory Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; (ii) MassMutual’s projected levels of profitability from its relationship with the Funds was not excessive and the advisory and subadvisory fee amounts are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Babson Capital and Cornerstone appear well suited to each Fund, given their investment objectives and policies; and (iv) the terms of the New Sub-Subadvisory Agreements were fair and reasonable with respect to each Fund and were in the best interest of each Fund’s shareholders.

The New Sub-Subadvisory Agreements became effective on August 9,  2010.

Submission of Matters to a Vote of Security Holders

Pursuant to a written consent, dated March 1, 2010, MassMutual, in its capacity as the majority shareholder of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Value Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Main Street Fund, Capital Appreciation Fund, Enhanced Index Growth Fund, Discovery Value Fund, Small Company Opportunities Fund, Global Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund, approved the modernization and standardization of certain fundamental investment restrictions as described in the Information Statement dated February 8, 2010.

Pursuant to a written consent, dated March 1, 2010, MassMutual, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund, and MassMutual Select Destination Retirement 2050 Fund, together, as the owners of a majority of the issued and outstanding shares of the International Bond Fund and Main Street Small Cap Fund, approved the modernization and standardization of certain fundamental investment restrictions as described in the Information Statement dated February 8, 2010.

Other Information (Unaudited) (Continued)

Fund Expenses October 31, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended October 31, 2010:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended October 31, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund
Class A	$1,000	0.26%	$1,000.00	$1.31	$1,023.90	$1.33
Class Y	1,000	0.26%	1,000.00	1.31	1,023.90	1.33
Class S	1,000	0.26%	1,000.00	1.31	1,023.90	1.33
Short-Duration Bond Fund
Class A	1,000	0.94%	1,028.70	4.81	1,020.50	4.79
Class L	1,000	0.69%	1,030.50	3.53	1,021.70	3.52
Class Y	1,000	0.61%	1,031.30	3.12	1,022.10	3.11
Class S	1,000	0.56%	1,031.10	2.87	1,022.40	2.85
Class N	1,000	1.24%	1,027.00	6.34	1,019.00	6.31

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class A	$1,000	0.96%	$1,063.20	$4.99	$1,020.40	$4.89
Class L	1,000	0.81%	1,063.40	4.21	1,021.10	4.13
Class Y	1,000	0.66%	1,065.20	3.44	1,021.90	3.36
Class S	1,000	0.56%	1,065.10	2.91	1,022.40	2.85
Class N	1,000	1.26%	1,061.70	6.55	1,018.90	6.41
Core Bond Fund
Class A	1,000	0.97%	1,048.70	5.01	1,020.30	4.94
Class L	1,000	0.72%	1,049.30	3.72	1,021.60	3.67
Class Y	1,000	0.65%	1,049.90	3.36	1,021.90	3.31
Class S	1,000	0.60%	1,050.60	3.10	1,022.20	3.06
Class N	1,000	1.29%	1,045.30	6.65	1,018.70	6.56
Diversified Bond Fund
Class A	1,000	1.01%	1,047.00	5.21	1,020.10	5.14
Class L	1,000	0.77%	1,048.30	3.98	1,021.30	3.92
Class Y	1,000	0.76%	1,047.10	3.92	1,021.40	3.87
Class S	1,000	0.71%	1,048.20	3.67	1,021.60	3.62
Class N	1,000	1.36%	1,044.80	7.01	1,018.30	6.92
High Yield Fund
Class A	1,000	1.15%	1,065.60	5.99	1,019.40	5.85
Class L	1,000	0.90%	1,067.60	4.69	1,020.70	4.58
Class Y	1,000	0.75%	1,068.20	3.91	1,021.40	3.82
Class S	1,000	0.70%	1,067.30	3.65	1,021.70	3.57
Class N	1,000	1.45%	1,063.80	7.54	1,017.90	7.38
International Bond Fund
Class A	1,000	1.20%	1,124.50	6.43	1,019.20	6.11
Class L	1,000	0.95%	1,127.00	5.09	1,020.40	4.84
Class Y	1,000	0.80%	1,127.80	4.29	1,021.20	4.08
Class S	1,000	0.75%	1,127.80	4.02	1,021.40	3.82
Balanced Fund
Class A	1,000	1.17%	1,024.10	5.97	1,019.30	5.95
Class L	1,000	0.93%	1,024.80	4.75	1,020.50	4.74
Class Y	1,000	0.77%	1,027.00	3.93	1,021.30	3.92
Class S	1,000	0.61%	1,026.80	3.12	1,022.10	3.11
Value Fund
Class A	1,000	1.12%	1,001.50	5.65	1,019.60	5.70
Class L	1,000	0.83%	1,002.90	4.19	1,021.00	4.23
Class Y	1,000	0.72%	1,002.90	3.63	1,021.60	3.67
Class S	1,000	0.62%	1,003.70	3.13	1,022.10	3.16
Class N	1,000	1.43%	1,000.00	7.21	1,018.00	7.27
Enhanced Index Value Fund
Class A	1,000	1.11%	975.00	5.53	1,019.60	5.65
Class L	1,000	0.86%	975.10	4.28	1,020.90	4.38
Class Y	1,000	0.71%	976.20	3.54	1,021.60	3.62
Class S	1,000	0.61%	976.40	3.04	1,022.10	3.11
Class N	1,000	1.42%	973.10	7.06	1,018.00	7.22

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Enhanced Index Core Equity Fund
Class A	$1,000	1.09%	$996.10	$5.48	$1,019.70	$5.55
Class L	1,000	0.53%	1,000.00	2.67	1,022.50	2.70
Class Y	1,000	0.69%	999.00	3.48	1,021.70	3.52
Class S	1,000	0.59%	998.10	2.97	1,022.20	3.01
Class N	1,000	1.40%	994.20	7.04	1,018.10	7.12
Main Street Fund
Class A	1,000	1.16%	1,035.70	5.95	1,019.40	5.90
Class L	1,000	0.91%	1,036.70	4.67	1,020.60	4.63
Class Y	1,000	0.76%	1,037.60	3.90	1,021.40	3.87
Class S	1,000	0.71%	1,037.90	3.65	1,021.60	3.62
Class N	1,000	1.46%	1,034.30	7.49	1,017.80	7.43
Capital Appreciation Fund
Class A	1,000	1.09%	1,008.10	5.52	1,019.70	5.55
Class L	1,000	0.97%	1,009.10	4.91	1,020.30	4.94
Class Y	1,000	0.82%	1,009.00	4.15	1,021.10	4.18
Class S	1,000	0.71%	1,010.00	3.60	1,021.60	3.62
Class N	1,000	1.46%	1,006.20	7.38	1,017.80	7.43
Enhanced Index Growth Fund
Class A	1,000	1.03%	1,023.10	5.25	1,020.00	5.24
Class L	1,000	0.78%	1,024.20	3.98	1,021.30	3.97
Class Y	1,000	0.63%	1,025.30	3.22	1,022.00	3.21
Class S	1,000	0.58%	1,025.30	2.96	1,022.30	2.96
Discovery Value Fund
Class A	1,000	1.40%	1,008.60	7.09	1,018.10	7.12
Class L	1,000	1.15%	1,009.70	5.83	1,019.40	5.85
Class Y	1,000	1.00%	1,009.60	5.07	1,020.20	5.09
Class S	1,000	0.93%	1,010.70	4.71	1,020.50	4.74
Class N	1,000	1.70%	1,006.50	8.60	1,016.60	8.64
Main Street Small Cap Fund
Class A	1,000	1.14%	994.90	5.73	1,019.50	5.80
Class L	1,000	0.89%	995.90	4.48	1,020.70	4.53
Class Y	1,000	0.79%	995.90	3.97	1,021.20	4.02
Class S	1,000	0.69%	996.90	3.47	1,021.70	3.52
Class N	1,000	1.48%	992.80	7.43	1,017.70	7.53
Small Company Opportunities Fund
Class A	1,000	1.14%	995.60	5.73	1,019.50	5.80
Class L	1,000	0.89%	996.70	4.48	1,020.70	4.53
Class Y	1,000	0.79%	997.80	3.98	1,021.20	4.02
Class S	1,000	0.69%	997.80	3.47	1,021.70	3.52
Global Fund
Class A	1,000	1.43%	1,045.60	7.37	1,018.00	7.27
Class L	1,000	1.14%	1,048.20	5.89	1,019.50	5.80
Class Y	1,000	1.03%	1,048.40	5.32	1,020.00	5.24
Class S	1,000	0.89%	1,049.20	4.60	1,020.70	4.53
Class N	1,000	1.52%	1,046.40	7.84	1,017.50	7.73

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
International Equity Fund
Class A	$1,000	1.54%	$1,063.40	$8.01	$1,017.40	$7.83
Class L	1,000	1.29%	1,064.10	6.71	1,018.70	6.56
Class Y	1,000	1.13%	1,065.20	5.88	1,019.50	5.75
Class S	1,000	1.11%	1,065.10	5.78	1,019.60	5.65
Focused International Fund
Class A	1,000	1.60%	1,083.00	8.40	1,017.10	8.13
Class L	1,000	1.36%	1,084.50	7.15	1,018.30	6.92
Class Y	1,000	1.20%	1,084.50	6.30	1,019.20	6.11
Class S	1,000	1.10%	1,084.30	5.78	1,019.70	5.60
Class N	1,000	2.00%	1,080.80	10.49	1,015.10	10.16
Strategic Emerging Markets Fund
Class A	1,000	1.65%	1,109.90	8.77	1,016.90	8.39
Class L	1,000	1.40%	1,110.90	7.45	1,018.10	7.12
Class Y	1,000	1.25%	1,111.30	6.65	1,018.90	6.36
Class S	1,000	1.15%	1,111.90	6.12	1,019.40	5.85

*	Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

December 30, 2010

MassMutual

Financial Group®

©2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.

L4544 1210

C:05477-04

Item 2.	Code of Ethics.

As of October 31, 2010, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended October 31, 2010, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2010 and 2009 were $585,770 and $900,550, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2010 and 2009. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009 were $117,100 and $0, respectively. The 2010 audit related fees were for work performed in connection with an internal control review.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2010 and 2009 were $108,823 and $100,400, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2010 and 2009. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2010 and 2009 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2010 and 2009 were $988,917 and $508,718, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.	Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MassMutual Premier Funds

By (Signature and Title)	/S/ ERIC WIETSMA
Eric Wietsma, President and Principal Executive Officer

Date 12/29/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ ERIC WIETSMA
Eric Wietsma, President and Principal Executive Officer

Date 12/29/10

By (Signature and Title)	/S/ NICHOLAS H. PALMERINO
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 12/29/10